UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22649

iShares U.S. ETF Trust

(Exact name of Registrant as specified in charter)

c/o: State Street Bank and Trust Company

1 Iron Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: October 31, 2016

Date of reporting period: October 31, 2016

Item 1. Reports to Stockholders.

OCTOBER 31, 2016

2016 ANNUAL REPORT

iShares U.S. ETF Trust

➢	iShares Short Maturity Bond ETF | NEAR | BATS
➢	iShares Short Maturity Municipal Bond ETF | MEAR | BATS
➢	iShares Ultra Short-Term Bond ETF | ICSH | BATS

Management’s Discussion of Fund Performance

iSHARES® U.S. ETF TRUST

U.S. BOND MARKET OVERVIEW

The U.S. bond market posted positive returns for the 12-month period ended October 31, 2016 (the “reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond performance, returned 4.37% for the reporting period.

The bond market’s advance reflected continued uncertainty regarding the economic environment. Overall, the U.S. economy grew by 1.5% for the 12 months ended September 30, 2016 (the most recent data available), decelerating from 2.2% for the 12 months ended September 30, 2015. Although employment growth remained robust, other segments of the economy struggled. For example, industrial production contracted during the reporting period, while consumer spending increased by just 2.2%. As a result, the economy generated three consecutive quarters of anemic growth before rebounding in the final quarter of the reporting period.

Inflation generally remained muted as the consumer price index (“CPI”) rose by 1.6% for the reporting period. Although low by historical standards, the increase in the CPI was notably higher than the 0.2% increase for the 12 months ended October 31, 2015, reflecting a recovery in energy prices after they bottomed in February 2016.

In this environment, the U.S. Federal Reserve Bank (the “Fed”) ended a seven-year period of near-zero interest rates by raising its short-term interest rate target in December 2015. The Fed’s first interest rate hike since June 2006 increased the federal funds target rate from a range of 0%-0.25% to a range of 0.25%-0.50%. Despite expectations of more Fed rate increases in 2016, the slowing economic environment and lack of inflationary pressure led the Fed to hold rates steady for the remainder of the reporting period.

The combination of decelerating economic growth and low inflation pushed most U.S. bond yields lower and bond prices higher for the reporting period. Longer-term bonds fared best as long-term yields declined the most, while short-term bond yields rose slightly, reflecting the Fed rate hike in late 2015.

Sector performance was driven by strong investor demand for yield in a low interest rate environment. Consequently, corporate bonds — which offer the highest yields in the U.S. bond market — delivered the best returns for the reporting period. Lower-quality corporate bonds outperformed as the search for yield led investors to seek out riskier segments of the corporate bond market. In particular, high-yield corporate bonds (those with credit ratings below investment grade) returned more than 10% for the reporting period. Within the corporate sector, bonds issued by utility companies produced the highest returns. Industrial bonds also fared well, led by the strong performance of energy and commodity-related securities, while financial bonds lagged.

U.S. Treasury inflation-protected securities (“TIPS”) were also among the leading performers for the reporting period. The rebound in energy prices led to increased investor demand for inflation protection, which aided performance in the TIPS market.

Mortgage-backed securities posted positive returns for the reporting period but trailed the performance of the overall U.S. bond market. Mortgage-backed securities were held in check by prepayment fears as declining interest rates led to concerns about a renewed wave of mortgage refinancing.

U.S. Treasury and government agency bonds posted the lowest returns among U.S. bonds for the reporting period. Limited demand for the relatively low yields of Treasury and agency bonds weighed on their performance, as did the general underperformance of higher-quality securities.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® SHORT MATURITY BOND ETF

Performance as of October 31, 2016

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	1.28%	0.97%	1.28%	3.03%
Fund Market	1.28%	0.97%	1.28%	3.03%
Bloomberg Barclays Short-Term Government/Corporate Index	0.71%	0.39%	0.71%	1.21%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/25/13. The first day of secondary market trading was 9/26/13.

The Bloomberg Barclays Short-Term Government/Corporate Index (formerly the Barclays Short-Term Government/Corporate Index) is an unmanaged index that measures the performance of government and corporate securities with less than 1 year remaining to maturity.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,007.30	$1.26	$1,000.00	$1,023.90	$1.27	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 12 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® SHORT MATURITY BOND ETF

The iShares Short Maturity Bond ETF (the “Fund”) seeks to maximize current income by investing, under normal circumstances, at least 80% of its net assets in a portfolio of U.S. dollar-denominated investment-grade fixed income securities and maintain a weighted average maturity that is less than three years. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 1.28%, net of fees.

Short-term investment-grade bonds produced modestly positive returns for the reporting period. Short-term bond yields faced conflicting influences during the reporting period that contributed some volatility. The Fed’s decision to raise short-term interest rates in December 2015, for the first time in almost seven years, and investor expectations for more rate hikes in 2016 led to higher short-term bond yields early in the reporting period. However, growing demand for short-term bonds from investors seeking stability, particularly in response to the surprise vote by the United Kingdom to exit the European Union, pushed short-term yields lower. Near the end of the reporting period, yields on short-term bonds rose ahead of regulatory changes relating to money market funds.

In that environment, the Fund performed well on both an absolute basis and relative to the Bloomberg Barclays Short-Term Government/Corporate Index during the reporting period. The decision to underweight U.S. Treasury securities in favor of higher-yielding, non-Treasury sectors was a key contributor to relative performance. For example, the Fund’s stake in securitized bonds contributed meaningfully to performance, led by asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”). ABS and CMBS were in demand for their combination of comparatively attractive yields and high credit quality. Short-term corporate securities were also a source of strength.

The Fund reduced exposure to European banks and sovereign debt ahead of the Brexit vote in June, shifting those assets into ABS. The Fund also took advantage of short-term imbalances in the market to increase its allocation to cash-equivalent securities — such as certificates of deposit, commercial paper, and repurchase agreements — while maintaining a sizable position in short-term floating-rate bonds.

The Fund’s shorter overall duration (price sensitivity to interest rate changes) and yield curve positioning reduced return contributed by falling interest rates, while also reducing volatility for the reporting period.

ALLOCATION BY INVESTMENT TYPE

As of 10/31/16

Investment Type	Percentage of Total Investments[1]

Corporate Bonds & Notes	44.27%
Asset-backed Securities	35.25
Mortgage-Backed Securities	7.01
Foreign Government Obligations	5.94
Commercial Paper	2.46
Certificates Of Deposit	1.93
U.S. Government Agency Obligations	1.62
Repurchase Agreements	1.52

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/16

Moody’s Credit Rating[2]	Percentage of Total Investments[1]

Aaa	31.01%
Aa	3.27
A	18.56
Baa	20.09
Ba	1.13
P-1	5.90
Not Rated	20.04

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® SHORT MATURITY MUNICIPAL BOND ETF

Performance as of October 31, 2016

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	0.69%	0.71%	0.69%	1.18%
Fund Market	0.49%	0.62%	0.49%	1.04%
Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index	0.40%	0.56%	0.40%	0.92%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/3/15. The first day of secondary market trading was 3/5/15.

The Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index (formerly the Barclays Municipal Bond: 1 Year (1-2) Index) is an unmanaged index comprised of national municipal bond issues having a maturity of at least one year and less than two years.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,003.10	$1.26	$1,000.00	$1,023.90	$1.27	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 12 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® SHORT MATURITY MUNICIPAL BOND ETF

The iShares Short Maturity Municipal Bond ETF (the “Fund”) seeks to maximize tax-free current income by investing, under normal circumstances, at least 80% of its net assets in municipal securities such that the interest on each bond is exempt from U.S. federal income taxes and the federal alternative minimum tax. The Fund will also seek to maintain a weighted average maturity that is less than three years. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 0.69%, net of fees.

Short-term municipal bonds produced modestly positive returns for the reporting period. Looking at the broader U.S. bond market, longer-term bond yields fell to record lows amid modest economic growth, low inflation, and demand from investors seeking stability and yield in the wake of the surprise vote by the United Kingdom to exit the European Union. Nevertheless, yields on the shortest-term bills and notes rose following the Fed’s decision to raise interest rates in December 2015 for the first time in almost seven years.

It was a similar story in the municipal bond market, where demand for municipal bonds reached a record high at a time when supply was down year over year through June 2016. As a result, the yield on the broad-based Bloomberg Barclays Municipal Bond Index reached a record low in May 2016. However, municipal bond yields rose over the remainder of the reporting period as municipalities moved aggressively to lock in low borrowing costs. Short-term municipal bond yields rose further ahead of regulatory changes relating to money market funds.

The Fund performed well during the reporting period on both an absolute basis and relative to the Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index. Outperformance was derived mainly from sector allocation decisions among health care, education, and tax-backed local and state general obligation bonds. The Fund increased its exposure to bonds maturing in two to three years, which carried attractive valuations as a result of forthcoming money market reforms.

ALLOCATION BY CREDIT QUALITY

As of 10/31/16

S&P Credit Rating[1]	Percentage of Total Investments[2]

AA	18.62%
A	38.39
BBB	5.13
Not Rated	37.86

TOTAL	100.00%

TEN LARGEST STATES

As of 10/31/16

State	Percentage of Total Investments[2]

New Jersey	27.78%
New York	9.84
Michigan	7.52
Illinois	6.50
Pennsylvania	4.98
Rhode Island	4.84
Georgia	4.74
Ohio	4.70
Maryland	4.51
Oklahoma	4.41

TOTAL	79.82%

[1]	Credit quality ratings shown reflect the ratings assigned by Standard & Poor’s Ratings Service (“S&P”), a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® ULTRA SHORT-TERM BOND ETF

Performance as of October 31, 2016

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	0.90%	0.58%	0.90%	1.69%
Fund Market	0.92%	0.59%	0.92%	1.70%
Bank of America Merrill Lynch 6-Month US Treasury Bill Index	0.64%	0.33%	0.64%	0.96%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/11/13. The first day of secondary market trading was 12/13/13.

The Bank of America Merrill Lynch 6-Month US Treasury Bill Index is an unmanaged index that measures the performance of government securities with less than 6 months remaining to maturity.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,006.30	$0.91	$1,000.00	$1,024.20	$0.92	0.18%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 12 for more information.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® ULTRA SHORT-TERM BOND ETF

The iShares Ultra Short-Term Bond ETF (the “Fund”) seeks to provide current income consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets in a portfolio of U.S. dollar-denominated investment-grade fixed- and floating-rate debt securities and maintain a dollar-weighted average maturity that is less than 180 days. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 0.90%, net of fees.

Short-term investment-grade bonds produced modestly positive returns for the reporting period. Short-term bond yields faced conflicting influences during the reporting period that contributed to a measure of volatility. The Fed’s decision to raise short-term interest rates in December 2015, for the first time in almost seven years, and investor expectations for more rate hikes in 2016 led to higher short-term bond yields early in the reporting period. However, growing demand for short-term bonds from investors seeking stability, particularly in response to the surprise vote by the United Kingdom to exit the European Union, pushed short-term yields lower. Near the end of the reporting period, yields on short-term bonds rose ahead of regulatory changes relating to money market funds.

In that environment, the Fund performed well on both an absolute basis and relative to the Bank of America Merrill Lynch 6-Month US Treasury Bill Index during the reporting period. The decision to underweight U.S. Treasury securities in favor of higher-yielding, non-Treasury sectors was a key contributor to relative performance. For example, corporate securities generally benefited performance as a result of investor demand for their attractive yields. In particular, the Fund’s high-quality corporate securities, which accounted for nearly 60% of the Fund’s assets on average during the reporting period, were leading sources of strength. The Fund also took advantage of the volatility and short-term imbalances in the market to increase exposure to attractively valued, high-quality securities across multiple sectors.

ALLOCATION BY INVESTMENT TYPE

As of 10/31/16

Investment Type	Percentage of Total Investments[1]

Corporate Bonds & Notes	38.31%
Commercial Paper	37.04
Certificates Of Deposit	19.23
U.S. Government & Agency Obligations	4.94
Asset-backed Securities	0.48

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/16

Moody’s Credit Rating[2]	Percentage of Total Investments[1]

Aaa	6.83%
Aa	9.89
A	24.20
Baa	1.61
P-1	56.27
Not Rated	1.20

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2016 and held through October 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® SHORT MATURITY BOND ETF

October 31, 2016

Security	Principal (000s)	Value
ASSET-BACKED SECURITIES — 34.41%
ACAS CLO Ltd.
Series 2012-1AR, Class A1R
FRN, (3 mo. LIBOR US + 1.250%)
2.11%, 09/20/23 (Call 12/20/16)[a]	$4,518	$4,517,322
American Express Credit Account Master Trust
Series 2014-1, Class A
FRN, (1 mo. LIBOR + 0.370%)
0.89%, 12/15/21	5,000	5,016,498
Series 2014-3, Class A
1.49%, 04/15/20	2,412	2,421,093
AmeriCredit Automobile Receivables Trust
Series 2012-3, Class D
3.03%, 07/09/18 (Call 12/08/16)	1,508	1,508,867
Series 2013-1, Class D
2.09%, 02/08/19 (Call 07/08/17)	2,500	2,508,733
AMMC CLO 15 Ltd.
Series 2014-15A, Class AX
FRN, (3 mo. LIBOR US + 1.300%)
2.13%, 12/09/26 (Call 12/09/16)[a]	2,250	2,244,884
Apidos CLO XII
Series 2013-12A, Class A
FRN, (3 mo. LIBOR US + 1.100%)
1.98%, 04/15/25[a]	8,000	7,966,400
Arbor Realty Collateralized Loan Obligation Ltd.
Series 2014-FL2A, Class A
FRN, (1 mo. LIBOR US + 1.750%)
2.29%, 09/15/25 (Call 03/15/18)[a]	3,850	3,816,120
ARES CLO Ltd.
Series 2012-2A, Class AR
FRN, (3 mo. LIBOR US + 1.290%)
2.16%, 10/12/23 (Call 01/12/17)[a]	2,000	1,999,984

Security	Principal (000s)	Value
ARI Fleet Lease Trust
Series 2014-A, Class A2
0.81%, 11/15/22 (Call 06/15/17)[a]	$130	$129,929
BA Credit Card Trust
Series 2016-A1, Class A
FRN, (1 mo. LIBOR + 0.390%)
0.91%, 10/15/21	8,250	8,274,690
BlueMountain CLO Ltd.
Series 2012-1A, Class A
FRN, (3 mo. LIBOR US + 1.320%)
2.02%, 07/20/23 (Call 01/20/17)[a]	12,815	12,827,091
Series 2013-4A, Class A
FRN, (3 mo. LIBOR US + 1.500%)
2.38%, 04/15/25 (Call 01/15/17)[a]	6,100	6,100,610
Cabela’s Credit Card Master Note Trust
Series 2012-1A, Class A1
1.63%, 02/18/20[a]	10,000	10,014,591
Series 2014-2, Class A
FRN, (1 mo. LIBOR + 0.450%)
0.98%, 07/15/22	3,500	3,481,803
Capital One Multi-Asset Execution Trust
Series 2016-A1, Class A1
FRN, (1 mo. LIBOR + 0.450%)
0.98%, 02/15/22	28,000	28,118,376
Chase Issuance Trust
Series 2013-A9, Class A
FRN, (1 mo. LIBOR + 0.420%)
0.95%, 11/16/20	11,815	11,846,504
Series 2014-A5, Class A5
FRN, (1 mo. LIBOR + 0.370%)
0.90%, 04/15/21	2,000	2,005,800
Series 2016-A1, Class A
FRN, (1 mo. LIBOR + 0.410%)
0.93%, 05/17/21	28,750	28,867,904
Chesapeake Funding II LLC
Series 2016-1A, Class A2
FRN, (1 mo. LIBOR US + 1.150%)
1.67%, 03/15/28[a]	20,000	20,160,830

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Series 2016-2A, Class A2
FRN, (1 mo. LIBOR US + 1.000%)
1.45%, 06/15/28[a]	$13,960	$14,037,331
Chesapeake Funding LLC
Series 2014-1A, Class A
FRN, (1 mo. LIBOR US + 0.420%)
0.95%, 03/07/26[a]	7,278	7,276,555
Chrysler Capital Auto Receivables Trust
Series 2013-BA, Class A4
1.27%, 03/15/19 (Call 12/15/17)[a]	844	844,904
Series 2014-BA, Class A3
1.27%, 05/15/19 (Call 08/15/18)[a]	4,001	4,002,941
CIFC Funding Ltd.
Series 2012-2A, Class A1R
FRN, (3 mo. LIBOR US + 1.350%)
2.19%, 12/05/24 (Call 12/05/16)[a]	1,500	1,499,923
CNH Equipment Trust
Series 2016-A, Class A2B
FRN, (1 mo. LIBOR US + 0.520%)
1.05%, 07/15/19 (Call 01/15/20)	11,839	11,863,274
Credit Acceptance Auto Loan Trust
Series 2015-1A, Class A
2.00%, 07/15/22 (Call 05/15/18)[a]	2,315	2,322,816
Discover Card Execution Note Trust
Series 2013-A6, Class A6
FRN, (1 mo. LIBOR + 0.450%)
0.97%, 04/15/21	5,420	5,441,326
Series 2014-A1, Class A1
FRN, (1 mo. LIBOR + 0.430%)
0.95%, 07/15/21	1,090	1,094,108
Series 2014-A5, Class A
1.39%, 04/15/20	11,470	11,497,600
Series 2016-A2, Class A2
FRN, (1 mo. LIBOR + 0.540%)
1.07%, 09/15/21	19,695	19,835,845

Security	Principal (000s)	Value
Drive Auto Receivables Trust
Series 2016-BA, Class A3
1.67%, 07/15/19 (Call 01/15/20)[a]	$6,740	$6,731,241
Dryden XXII Senior Loan Fund
Series 2011-22A, Class A1R
FRN, (3 mo. LIBOR US + 1.170%)
2.05%, 01/15/22 (Call 01/15/17)[a]	955	953,917
Eastland CLO Ltd.
Series 2007-1A, Class A2A
FRN, (3 mo. LIBOR US + 0.230%)
0.99%, 05/01/22 (Call 11/01/16)[a]	10,587	10,544,553
Flatiron CLO Ltd.
Series 2011-1A, Class A
FRN, (3 mo. LIBOR US + 1.550%)
2.43%, 01/15/23[a]	4,211	4,213,845
Ford Credit Floorplan Master Owner Trust
Series 2012-2, Class A
1.92%, 01/15/19	7,200	7,211,799
Series 2012-2, Class D
3.50%, 01/15/19	1,885	1,892,714
Series 2014-1, Class A1
1.20%, 02/15/19	17,375	17,383,347
Series 2014-1, Class A2
FRN, (1 mo. LIBOR + 0.400%)
0.92%, 02/15/19	6,110	6,112,911
Series 2014-2, Class A
FRN, (1 mo. LIBOR + 0.500%)
1.02%, 02/15/21	11,000	11,025,389
Series 2014-4, Class A2
FRN, (1 mo. LIBOR + 0.350%)
0.88%, 08/15/19	3,000	3,002,071
Series 2015-1, Class A2
FRN, (1 mo. LIBOR + 0.400%)
0.93%, 01/15/20	18,340	18,365,731
Series 2015-4, Class A2
FRN, (1 mo. LIBOR + 0.600%)
1.13%, 08/15/20	5,485	5,514,473
Series 2016-1, Class A2
FRN, (1 mo. LIBOR + 0.900%)
1.43%, 02/15/21	10,000	10,108,685

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Series 2016-3, Class A2
FRN, (1 mo. LIBOR + 0.620%)
1.15%, 07/15/21	$10,000	$10,005,610
Fraser Sullivan CLO VII Ltd.
Series 2012-7A, Class A1R
FRN, (3 mo. LIBOR US + 1.075%)
1.77%, 04/20/23 (Call 01/20/17)[a]	2,195	2,193,877
Galaxy XV CLO Ltd. Series 2013-15A, Class A
FRN, (3 mo. LIBOR US + 1.250%)
2.13%, 04/15/25 (Call 01/15/17)[a]	3,000	2,989,500
Golden Credit Card Trust Series 2015-1A, Class A FRN, (1 mo. LIBOR + 0.440%)
0.97%, 02/15/20[a]	3,700	3,705,699
GoldenTree Loan Opportunities VII Ltd. Series 2013-7A, Class A
FRN, (3 mo. LIBOR US + 1.150%)
1.86%, 04/25/25[a]	22,535	22,462,451
Highbridge Loan Management Ltd. Series 2012-1AR, Class A1R
FRN, (3 mo. LIBOR US + 1.250%)
2.11%, 09/20/22[a]	1,353	1,353,721
Honda Auto Receivables Owner Trust
Series 2016-1, Class A3
1.22%, 12/18/19 (Call 04/18/19)	8,500	8,503,771
Series 2016-2, Class A3
1.39%, 04/15/20 (Call 06/15/19)	11,570	11,600,318
ING IM CLO Ltd. Series 2012-1RA, Class A1R FRN, (3 mo. LIBOR + 1.200%)
1.86%, 03/14/22[a]	2,356	2,356,148
Invitation Homes Trust Series 2013-SFR1, Class A FRN, (1 mo. LIBOR + 1.150%)
1.68%, 12/17/30[a]	1,916	1,916,491

Security	Principal (000s)	Value
John Deere Owner Trust Series 2015-B, Class A2
0.98%, 06/15/18 (Call 01/15/19)	$8,803	$8,803,453
LCM X LP Series 10AR, Class AR
FRN, (3 mo. LIBOR US + 1.260%)
1.94%, 04/15/22[a]	766	765,683
LCM XII LP Series 12A, Class AR
FRN, (3 mo. LIBOR US + 1.260%)
1.89%, 10/19/22[a]	5,000	4,992,202
Mercedes Benz Auto Receivables Trust Series 2015-1, Class A2A
0.82%, 06/15/18 (Call 06/15/19)	795	794,901
Mercedes-Benz Master Owner Trust Series 2016-BA, Class A FRN, (1 mo. LIBOR + 0.700%)
1.22%, 05/17/21[a]	11,375	11,460,013
Navient Private Education Loan Trust
Series 2014-AA, Class A1
FRN, (1 mo. LIBOR US + 0.480%)
1.01%, 05/16/22[a]	3	2,782
Series 2014-CT, Class A
FRN, (1 mo. LIBOR US + 0.700%)
1.22%, 09/16/24[a]	2,627	2,626,396
Series 2016-AA, Class A1
FRN, (1 mo. LIBOR US + 1.100%)
1.63%, 12/15/25[a]	6,822	6,850,603
Navient Student Loan Trust Series 2015-2, Class A2
FRN, (1 mo. LIBOR US + 0.420%)
0.95%, 08/27/29 (Call 12/25/24)	4,465	4,447,841
Nissan Auto Receivables Owner Trust Series 2016-A, Class A2B
FRN, (1 mo. LIBOR US + 0.350%)
0.88%, 02/15/19 (Call 03/15/20)	1,876	1,877,801

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Nissan Master Owner Trust Receivables Series 2016-A, Class A1 FRN, (1 mo. LIBOR + 0.640%)
1.16%, 06/15/21	$18,500	$18,578,101
OneMain Financial Issuance Trust Series 2014-2A, Class A
2.47%, 09/18/24 (Call 11/18/16)[a]	2,652	2,657,484
Palmer Square CLO Ltd. Series 2014-1A, Class A1
FRN, (3 mo. LIBOR US + 1.270%)
2.15%, 10/17/22 (Call 01/17/17)[a]	1,909	1,909,241
PFS Financing Corp.
Series 2014-AA, Class A
FRN, (1 mo. LIBOR + 0.600%)
1.13%, 02/15/19[a]	1,000	999,961
Series 2014-AA, Class B
FRN, (1 mo. LIBOR + 0.950%)
1.48%, 02/15/19[a]	1,100	1,099,188
Series 2014-BA, Class A
FRN, (1 mo. LIBOR + 0.600%)
1.13%, 10/15/19[a]	1,915	1,913,838
Series 2016-A, Class A
FRN, (1 mo. LIBOR + 1.200%)
1.72%, 02/18/20[a]	12,000	12,083,539
Prestige Auto Receivables Trust Series 2016-2A, Class A2
1.46%, 07/15/20 (Call 11/15/20)[a]	15,000	14,998,950
Santander Drive Auto Receivables Trust
Series 2012-AA, Class C
1.78%, 11/15/18 (Call 06/15/17)[a]	336	336,670
Series 2012-AA, Class D
2.46%, 12/17/18 (Call 06/15/17)[a]	2,500	2,517,762
Series 2013-1, Class C
1.76%, 01/15/19 (Call 09/15/17)	847	848,029

Security	Principal (000s)	Value
Series 2014-3, Class B
1.45%, 05/15/19 (Call 07/15/18)	$269	$269,412
Series 2016-1, Class A2B
FRN, (1 mo. LIBOR US + 0.780%)
1.31%, 07/15/19 (Call 09/15/19)	8,021	8,039,421
Series 2016-2, Class A2B
FRN, (1 mo. LIBOR US + 0.650%)
1.18%, 07/15/19 (Call 06/15/20)	10,010	10,026,184
Silver Bay Realty Trust Series 2014-1, Class A FRN, (1 mo. LIBOR + 1.000%)
1.53%, 09/17/31[a]	985	978,920
SLM Private Credit Student Loan Trust
Series 2004-B, Class A2
FRN, (3 mo. LIBOR US + 0.200%)
1.05%, 06/15/21	506	504,732
Series 2005-A, Class A3
FRN, (3 mo. LIBOR US + 0.200%)
1.05%, 06/15/23	1,956	1,894,902
Series 2006-A, Class A4
FRN, (3 mo. LIBOR US + 0.190%)
1.04%, 12/15/23	472	468,105
SLM Private Education Loan Trust
Series 2011-C, Class A2A
FRN, (1 mo. LIBOR US + 3.250%)
3.78%, 10/17/44[a]	1,623	1,687,990
Series 2012-A, Class A1
FRN, (1 mo. LIBOR US + 1.400%)
1.93%, 08/15/25[a]	157	156,942
Series 2012-B, Class A2
3.48%, 10/15/30[a]	799	812,192
Series 2012-E, Class A1
FRN, (1 mo. LIBOR US + 0.750%)
1.28%, 10/16/23[a]	143	142,977
Series 2012-E, Class A2B
FRN, (1 mo. LIBOR US + 1.750%)
2.28%, 06/15/45[a]	5,250	5,331,902

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Series 2013-A, Class A1
FRN, (1 mo. LIBOR US + 0.600%)
1.13%, 08/15/22[a]	$883	$883,603
Series 2013-A, Class A2B
FRN, (1 mo. LIBOR US + 1.050%)
1.58%, 05/17/27[a]	265	267,114
Series 2013-B, Class A1
FRN, (1 mo. LIBOR US + 0.650%)
1.18%, 07/15/22[a]	592	592,164
Series 2013-C, Class A1
FRN, (1 mo. LIBOR US + 0.850%)
1.38%, 02/15/22[a]	266	266,085
Series 2013-C, Class A2B
FRN, (1 mo. LIBOR US + 1.400%)
1.93%, 10/15/31[a]	4,550	4,606,669
Series 2014-A, Class A1
FRN, (1 mo. LIBOR US + 0.600%)
1.13%, 07/15/22[a]	3,384	3,387,649
Series 2015-B, Class A1
FRN, (1 mo. LIBOR US + 0.700%)
1.23%, 02/15/23[a]	2,027	2,030,278
SLM Student Loan Trust
Series 2006-4, Class A5
FRN, (3 mo. LIBOR US + 0.100%)
0.81%, 10/27/25 (Call 04/25/31)	557	555,529
Series 2011-2, Class A1
FRN, (1 mo. LIBOR US + 0.600%)
1.13%, 11/25/27 (Call 02/25/31)	815	814,346
SMB Private Education Loan Trust
Series 2014-A, Class A1
FRN, (1 mo. LIBOR US + 0.500%)
1.03%, 09/15/21[a]	702	702,558
Series 2015-A, Class A1
FRN, (1 mo. LIBOR US + 0.600%)
1.13%, 07/17/23[a]	5,089	5,095,911
Series 2015-C, Class A1
FRN, (1 mo. LIBOR US + 0.900%)
1.43%, 07/15/22[a]	3,944	3,952,515
Series 2016-A, Class A1
FRN, (1 mo. LIBOR US + 0.700%)
1.23%, 05/15/23[a]	7,155	7,130,475

Security	Principal (000s)	Value
Series 2016-B, Class A1
FRN, (1 mo. LIBOR US + 0.650%)
1.18%, 11/15/23[a]	$15,708	$15,728,707
Series 2016-C, Class A1
FRN, (1 mo. LIBOR US + 0.550%)
1.07%, 11/15/23[a]	10,920	10,920,000
SoFi Professional Loan Program LLC
Series 16-C, Class A1
FRN, (1 mo. LIBOR US + 1.100%)
1.63%, 10/27/36 (Call 01/25/25)[a]	8,419	8,484,315
Series 16-C, Class A2A
1.48%, 05/26/31 (Call 01/25/25)[a]	6,510	6,510,009
Series 2014-A, Class A1
FRN, (1 mo. LIBOR US + 1.600%)
2.13%, 06/25/25[a]	811	825,111
Series 2014-B, Class A1
FRN, (1 mo. LIBOR US + 1.250%)
1.78%, 08/25/32[a]	556	561,190
Series 2014-B, Class A2
2.55%, 08/27/29[a]	3,208	3,245,726
Series 2015-A, Class A1
FRN, (1 mo. LIBOR US + 1.200%)
1.73%, 03/25/33[a]	1,638	1,646,513
SWAY Residential Trust Series 2014-1, Class A FRN, (1 mo. LIBOR + 1.300%)
1.83%, 01/17/32[a]	6,470	6,475,809
Synchrony Credit Card Master Note Trust
Series 2012-3, Class A
FRN, (1 mo. LIBOR + 0.450%)
0.98%, 03/15/20	9,295	9,305,245
Series 2012-6, Class A
1.36%, 08/17/20	23,119	23,154,659
Voya CLO Ltd. Series 2013-1A, Class A1
FRN, (3 mo. LIBOR US + 1.140%)
1.82%, 04/15/24 (Call 01/15/17)[a]	1,900	1,890,732

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Wheels SPV 2 LLC
Series 2014-1A, Class A2
0.84%, 03/20/23 (Call 06/20/17)[a]	$92	$92,277
Series 2016-1A, Class A2
1.59%, 05/20/25 (Call 11/20/19)[a]	1,510	1,512,870
World Financial Network Credit Card Master Trust
Series 2014-C, Class A
1.54%, 08/16/21	15,000	15,040,265
Series 2015-A, Class A
FRN, (1 mo. LIBOR + 0.480%)
1.01%, 02/15/22	15,405	15,437,444

TOTAL ASSET-BACKED SECURITIES
(Cost: $693,958,926)		695,686,799

CERTIFICATES OF DEPOSIT — 1.88%
Bank of America N.A.
1.23%, 04/03/17	5,000	5,001,735
Bank of Tokyo-Mitsubishi UFJ Ltd./New York NY
1.55%, 10/13/17	5,000	5,002,478
Credit Agricole Corporate and Investment Bank
1.25%, 07/12/17	5,000	4,998,850
Credit Suisse AG/New York NY
1.61%, 08/24/17	5,000	5,006,410
Mizuho Bank Ltd./NY
1.53%, 08/25/17	5,000	5,011,250
Svenska Handelsbanken AB
1.20%, 02/27/17	3,000	3,002,322
UBS AG/Stamford CT
1.53%, 09/01/17	5,000	5,002,566
1.57%, 09/08/17	5,000	5,003,887

TOTAL CERTIFICATES OF DEPOSIT
(Cost: $38,000,000)		38,029,498

Security	Principal (000s)	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 6.84%

MORTGAGE-BACKED SECURITIES — 6.84%
BAMLL Commercial Mortgage Securities Trust
Series 2013-DSNY, Class A
FRN, (1 mo. LIBOR + 1.050%)
1.57%, 09/15/26[a]	$525	$524,511
Series 2014-FL1, Class A
FRN, (1 mo. LIBOR + 1.400%)
1.93%, 12/15/31[a]	2,670	2,674,220
Banc of America Commercial Mortgage Trust
Series 2007-4, Class A1A
5.77%, 02/10/51[b]	1,533	1,561,663
Series 2007-5, Class A4
5.49%, 02/10/51	2,895	2,960,623
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2007-1, Class A4
5.45%, 01/15/49	3,883	3,887,988
Bear Stearns Commercial Mortgage Securities Trust
Series 2005-PW10, Class AJ
1.00%, 12/11/40[b]	6,265	6,242,851
Series 2006-PW14, Class A1A
5.19%, 12/11/38	67	66,553
Series 2007-PW15, Class A1A
5.32%, 02/11/44	192	192,900
Series 2007-PW15, Class A4
5.33%, 02/11/44	526	528,600
Series 2007-PW16, Class A4
5.72%, 06/11/40[b]	4,285	4,341,328
Series 2007-PW17, Class A4
5.69%, 06/11/50[b]	6,962	7,118,449
Series 2007-PW18, Class A1A
5.60%, 06/11/50	2,428	2,509,763
Series 2007-PW18, Class A4
5.70%, 06/11/50	1,126	1,157,302

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Brunel Residential Mortgage Securitisation PLC Series 2007-1A, Class A4C
FRN, (3 mo. LIBOR US + 0.200%)
1.08%, 01/13/39 (Call 01/13/17)[a]	$640	$637,792
CD Commercial Mortgage Trust Series 2007-CD4, Class A4
5.32%, 12/11/49	6,085	6,105,777
CD Mortgage Trust Series 2007-CD5, Class A4
5.89%, 11/15/44[b]	4,156	4,247,920
CDGJ Commercial Mortgage Trust Series 2014-BXCH, Class A FRN, (1 mo. LIBOR + 1.400%)
1.93%, 12/15/27[a]	6,374	6,383,741
COMM Mortgage Trust
Series 2006-C8, Class AM
5.35%, 12/10/46	2,966	2,963,640
Series 2007-C9, Class A4
5.81%, 12/10/49[b]	797	810,920
Series 2014-FL5, Class A
FRN, (1 mo. LIBOR + 1.370%)
1.90%, 10/15/31[a]	1,375	1,348,542
Series 2014-PAT, Class A
FRN, (1 mo. LIBOR + 0.800%)
1.33%, 08/13/27[a]	3,570	3,553,214
Commercial Mortgage Trust Series 2007-GG11, Class A4
5.74%, 12/10/49	1,480	1,513,269
Credit Suisse Commercial Mortgage Trust Series 2008-C1, Class A3
6.06%, 02/15/41[b]	4,942	5,074,897
DBRR Trust Series 2013-EZ3, Class A
1.64%, 12/18/49[a,b]	100	99,688
GS Mortgage Securities Trust Series 2006-GG8, Class AM
5.59%, 11/10/39	273	272,564
Hilton USA Trust Series 2013-HLT, Class EFX
2.66%, 11/05/30[a]	14,363	14,368,716

Security	Principal (000s)	Value
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP9, Class A3
5.34%, 05/15/47	$479	$478,325
Series 2007-CB18, Class A1A
5.43%, 06/12/47[b]	127	127,680
Series 2007-CB18, Class A4
5.44%, 06/12/47	1,862	1,866,784
Series 2007-CB20, Class A4
5.79%, 02/12/51[b]	1,213	1,238,231
Series 2007-LDPX, Class A3
5.42%, 01/15/49	8,138	8,180,437
Series 2013-WT, Class A
2.80%, 02/16/25[a]	3,889	3,897,677
Series 2015-CSMO, Class A
FRN, (1 mo. LIBOR + 1.250%)
1.78%, 01/15/32[a]	6,930	6,930,087
LB Commercial Mortgage Trust Series 2007-C3, Class A1A
5.87%, 07/15/44[b]	3,547	3,609,214
LB-UBS Commercial Mortgage Trust
Series 2007-C2, Class A1A
5.39%, 02/15/40	2,086	2,103,136
Series 2007-C2, Class A3
5.43%, 02/15/40	1,004	1,010,111
LMREC Inc. Series 2016-CRE2, Class A FRN, (1 mo. LIBOR + 1.700%)
1.00%, 11/24/31[a]	3,410	3,410,000
ML-CFC Commercial Mortgage Trust
Series 2006-4, Class AM
5.20%, 12/12/49	55	55,007
Series 2007-9, Class A4
5.70%, 09/12/49	3,423	3,514,486
Morgan Stanley Capital I Trust
Series 2006-IQ12, Class A1A
5.32%, 12/15/43	18	18,469
Series 2007-HQ11, Class A4FL
FRN, (1 mo. LIBOR + 0.135%)
0.67%, 02/12/44	752	750,885
Series 2007-IQ13, Class A1A
5.31%, 03/15/44	3,263	3,279,934

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Series 2007-IQ15, Class A4
5.91%, 06/11/49[b]	$2,853	$2,919,196
Series 2007-IQ16 Class A4
5.81%, 12/12/49	5,278	5,404,334
Series 2007-T25, Class A3
5.51%, 11/12/49[b]	28	28,018
Series 2007-T27, Class A4
5.64%, 06/11/42[b]	8,234	8,379,436

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost: $139,392,448)		138,348,878

COMMERCIAL PAPER[c] — 2.40%
AXA Financial Inc.
0.00%, 08/21/17	5,400	5,336,320
Bank of Nova Scotia (The)
0.00%, 08/28/17	5,000	4,944,148
Coca-Cola Co. (The)
0.00%, 07/12/17	10,000	9,927,398
0.00%, 09/13/17	2,000	1,980,962
Lloyds Bank PLC
0.00%, 02/01/17	4,000	3,992,322
Sumitomo Mitsui Financial Group Inc.
0.00%, 07/21/17	10,000	9,915,840
Svenska Handelsbanken AB
0.00%, 05/26/17	3,500	3,475,951
Toronto-Dominion Bank (The)
0.00%, 10/05/17	9,000	8,890,249

TOTAL COMMERCIAL PAPER
(Cost: $48,402,943)		48,463,190

CORPORATE BONDS & NOTES — 43.22%

AEROSPACE & DEFENSE — 0.01%
L-3 Communications Corp.
3.95%, 11/15/16	161	161,142

		161,142
AGRICULTURE — 0.88%
BAT International Finance PLC
FRN, (3 mo. LIBOR US + 0.510%)
1.36%, 06/15/18[a]	2,000	2,002,580
Reynolds American Inc.
2.30%, 08/21/17	15,574	15,698,623

		17,701,203

Security	Principal (000s)	Value
AIRLINES — 0.05%
UAL 2009-1 Pass Through Trust
10.40%, 05/01/18	$84	$84,335
UAL 2009-2A Pass Through Trust Class A
9.75%, 07/15/18	900	915,489

		999,824
AUTO MANUFACTURERS — 1.64%
Daimler Finance North America LLC
FRN, (3 mo. LIBOR US + 0.340%)
1.10%, 08/01/17[a]	1,700	1,701,144
FRN, (3 mo. LIBOR US + 0.710%)
1.47%, 08/03/17[a]	6,450	6,471,762
FRN, (3 mo. LIBOR US + 0.740%)
1.60%, 07/05/19[a]	3,500	3,518,655
General Motors Financial Co. Inc.
2.63%, 07/10/17[d]	12,965	13,069,109
FRN, (3 mo. LIBOR US + 1.450%)
2.24%, 05/09/19	8,000	8,049,632
Nissan Motor Acceptance Corp.
FRN, (3 mo. LIBOR US + 0.550%)
1.39%, 03/03/17[a]	250	250,428

		33,060,730
BANKS — 18.58%
American Express Centurion Bank
6.00%, 09/13/17	7,900	8,215,518
Bank of America Corp.
1.35%, 11/21/16	1,300	1,300,313
1.70%, 08/25/17	5,200	5,211,929
FRN, (3 mo. LIBOR US + 0.610%)
1.44%, 08/25/17	1,250	1,251,541
FRN, (3 mo. LIBOR US + 0.870%)
1.72%, 04/01/19[d]	4,000	4,012,456
FRN, (3 mo. LIBOR US + 1.070%)
1.94%, 03/22/18[d]	6,750	6,807,118
Bank of America N.A.
1.25%, 02/14/17	4,800	4,802,621
Bank of Montreal
FRN, (3 mo. LIBOR US + 0.610%)
1.36%, 07/31/18	3,350	3,359,534

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2016

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 0.650%)
1.53%, 07/18/19	$3,500	$3,506,734
Bank of New York Mellon Corp. (The)
FRN, (3 mo. LIBOR US + 0.560%)
1.32%, 08/01/18[d]	10,000	10,034,610
Bank of Nova Scotia (The)
1.75%, 03/22/17[a]	7,407	7,428,310
1.95%, 01/30/17[a]	20,000	20,039,840
Banque Federative du Credit Mutuel SA
FRN, (3 mo. LIBOR US + 0.850%)
1.73%, 01/20/17[a]	1,000	1,001,381
Barclays Bank PLC FRN, (3 mo. LIBOR US + 0.580%)
1.38%, 02/17/17	7,150	7,157,808
BB&T Corp. FRN, (3 mo. LIBOR US + 0.860%)
1.71%, 06/15/18 (Call 05/15/18)	23,775	23,938,620
BNP Paribas SA FRN, (3 mo. LIBOR US + 0.590%)
1.44%, 12/12/16[d]	750	750,600
BPCE SA
FRN, (3 mo. LIBOR US + 0.630%)
1.49%, 06/17/17	700	701,116
FRN, (3 mo. LIBOR US + 0.850%)
1.66%, 02/10/17	1,900	1,903,257
Branch Banking & Trust Co. FRN, (3 mo. LIBOR US + 0.300%)
1.12%, 05/23/17	2,000	1,999,456
Capital One N.A./Mclean VA FRN, (3 mo. LIBOR US + 0.680%)
1.46%, 02/05/18 (Call 01/05/18)[d]	500	500,481
Capital One N.A./Mclean VA
1.50%, 09/05/17 (Call 08/05/17)	6,000	6,003,318
FRN, (3 mo. LIBOR US + 1.150%)
1.95%, 08/17/18 (Call 07/18/18)	6,250	6,308,619
Citigroup Inc.
1.55%, 08/14/17	1,750	1,753,269
1.85%, 11/24/17[d]	15,000	15,051,030

Security	Principal (000s)	Value
Credit Suisse AG/New York NY
FRN, (3 mo. LIBOR US + 0.680%)
1.41%, 04/27/18[d]	$10,035	$10,037,378
FRN, (3 mo. LIBOR US + 0.690%)
1.44%, 01/29/18[d]	1,250	1,252,111
Deutsche Bank AG/London
FRN, (3 mo. LIBOR US + 0.470%)
1.30%, 05/30/17	1,000	993,140
FRN, (3 mo. LIBOR US + 0.680%)
1.50%, 02/13/18	3,000	2,945,163
Fifth Third Bank/Cincinnati OH
1.35%, 06/01/17 (Call 05/01/17)	20,000	20,018,700
Goldman Sachs Group Inc. (The)
5.95%, 01/18/18[c]	5,000	5,260,680
FRN, (3 mo. LIBOR US + 1.040%)
1.92%, 04/25/19	14,000	14,092,610
FRN, (3 mo. LIBOR US + 1.200%)
1.95%, 04/30/18	7,000	7,064,785
HSBC Bank PLC FRN, (3 mo. LIBOR US + 0.640%)
1.46%, 05/15/18[a]	5,000	5,001,235
HSBC USA Inc.
1.30%, 06/23/17	4,000	3,999,400
FRN, (3 mo. LIBOR US + 0.450%)
1.29%, 03/03/17	3,000	3,000,936
FRN, (3 mo. LIBOR US + 0.770%)
1.56%, 08/07/18	3,250	3,254,725
Huntington National Bank (The)
1.38%, 04/24/17 (Call 03/24/17)[d]	4,575	4,580,444
FRN, (3 mo. LIBOR US + 0.425%)
1.31%, 04/24/17 (Call 03/25/17)	1,405	1,404,268
ING Bank NV
FRN, (3 mo. LIBOR US + 0.550%)
1.40%, 03/16/18[a]	4,250	4,253,702
FRN, (3 mo. LIBOR US + 0.610%)
1.43%, 08/15/19[a]	3,000	2,997,294
JPMorgan Chase & Co.
2.00%, 08/15/17	10,000	10,061,980
FRN, (3 mo. LIBOR US + 0.550%)
1.43%, 04/25/18	3,000	2,999,706

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2016

Security	Principal (000s)	Value
JPMorgan Chase Bank N.A. FRN, (3 mo. LIBOR US + 0.590%)
1.45%, 09/23/19 (Call 08/23/19)	$11,500	$11,515,973
Lloyds Bank PLC
4.20%, 03/28/17	1,100	1,113,376
Morgan Stanley
5.45%, 01/09/17	5,000	5,040,780
FRN, (3 mo. LIBOR US + 0.740%)
1.60%, 01/05/18	1,600	1,602,382
FRN, (3 mo. LIBOR US + 1.280%)
2.16%, 04/25/18	6,282	6,348,696
FRN, (3 mo. LIBOR US + 1.375%)
2.13%, 02/01/19	15,000	15,225,810
MUFG Union Bank N.A.
2.13%, 06/16/17	4,000	4,022,304
Nordea Bank AB FRN, (3 mo. LIBOR US + 0.840%)
1.70%, 09/17/18[a]	10,000	10,067,920
Royal Bank of Canada
FRN, (3 mo. LIBOR US + 0.480%)
1.23%, 07/29/19	5,000	5,013,460
FRN, (3 mo. LIBOR US + 0.540%)
1.29%, 07/30/18	3,400	3,406,120
FRN, (3 mo. LIBOR US + 0.700%)
1.55%, 12/10/18	2,300	2,312,823
Royal Bank of Scotland Group PLC FRN, (3 mo. LIBOR US + 0.940%)
1.78%, 03/31/17	1,150	1,149,284
Santander UK PLC
1.38%, 03/13/17	4,000	3,998,200
State Street Corp.
5.38%, 04/30/17	4,000	4,084,676
Sumitomo Mitsui Banking Corp. FRN, (3 mo. LIBOR US + 0.940%)
1.82%, 01/18/19	5,500	5,531,273
Toronto-Dominion Bank (The) FRN, (3 mo. LIBOR US + 0.540%)
1.42%, 07/23/18[d]	5,700	5,714,746
U.S. Bancorp.
1.65%, 05/15/17 (Call 04/15/17)	11,000	11,024,145

Security	Principal (000s)	Value
UBS AG/Stamford CT FRN, (3 mo. LIBOR US + 0.700%)
1.56%, 03/26/18	$6,950	$6,977,341
Wells Fargo & Co.
1.40%, 09/08/17[d]	17,000	17,001,819
FRN, (3 mo. LIBOR US + 0.400%)
1.26%, 09/14/18	4,325	4,315,334
FRN, (3 mo. LIBOR US + 0.630%)
1.51%, 04/23/18[c]	4,000	4,012,920

		375,737,118
BEVERAGES — 0.57%
Anheuser-Busch InBev Worldwide Inc.
1.38%, 07/15/17	9,700	9,728,528
Heineken NV
1.40%, 10/01/17[a]	1,775	1,777,302

		11,505,830
BIOTECHNOLOGY — 1.23%
Amgen Inc.
1.25%, 05/22/17	7,250	7,257,540
2.13%, 05/15/17	4,090	4,113,104
2.50%, 11/15/16	10,000	10,005,470
5.85%, 06/01/17	3,500	3,595,092

		24,971,206
COMMERCIAL SERVICES — 0.14%
Synchrony Financial
1.88%, 08/15/17 (Call 07/15/17)	2,728	2,734,648

		2,734,648
COMPUTERS — 0.83%
Hewlett Packard Enterprise Co. FRN, (3 mo. LIBOR US + 2.180%)
3.04%, 10/05/18[a]	16,340	16,725,624

		16,725,624
DIVERSIFIED FINANCIAL SERVICES — 2.43%
American Express Credit Corp.
1.13%, 06/05/17[d]	17,100	17,109,610
Ford Motor Credit Co. LLC
1.68%, 09/08/17[d]	7,000	7,005,670
1.72%, 12/06/17	15,000	15,002,130
3.00%, 06/12/17	2,000	2,019,352
8.00%, 12/15/16	2,000	2,015,500

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2016

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 0.570%)
1.41%, 12/06/17	$1,000	$999,368
Synchrony Financial FRN, (3 mo. LIBOR US + 1.400%)
2.19%, 11/09/17[d]	5,000	5,035,295

		49,186,925
ELECTRIC — 0.19%
Dominion Resources Inc./VA
1.25%, 03/15/17	1,265	1,265,659
Duke Energy Corp.
1.63%, 08/15/17[d]	1,892	1,897,224
2.15%, 11/15/16	715	715,211

		3,878,094
FOOD — 1.12%
Kraft Heinz Foods Co.
2.25%, 06/05/17	2,500	2,513,195
Wm Wrigley Jr Co.
2.00%, 10/20/17[a]	20,000	20,137,600

		22,650,795
HEALTH CARE – PRODUCTS — 0.11%
Zimmer Biomet Holdings Inc.
1.45%, 04/01/17	2,250	2,251,098

		2,251,098
HEALTH CARE – SERVICES — 1.69%
Aetna Inc.
1.75%, 05/15/17 (Call 04/15/17)	5,066	5,080,509
Coventry Health Care Inc.
5.95%, 03/15/17	11,271	11,465,661
UnitedHealth Group Inc.
1.45%, 07/17/17	14,450	14,507,439
6.00%, 06/15/17	3,018	3,110,484

		34,164,093
HOLDING COMPANIES – DIVERSIFIED — 0.10%
MUFG Americas Holdings Corp. FRN, (3 mo. LIBOR US + 0.570%)
1.36%, 02/09/18 (Call 01/09/18)	2,000	1,993,552

		1,993,552
HOME FURNISHINGS — 0.50%
Whirlpool Corp.
1.35%, 03/01/17	10,150	10,159,257

		10,159,257

Security	Principal (000s)	Value
INSURANCE — 1.82%
American International Group Inc.
5.85%, 01/16/18	$8,813	$9,264,931
Berkshire Hathaway Finance Corp. FRN, (3 mo. LIBOR US + 0.690%)
1.54%, 03/15/19	10,000	10,127,120
Hartford Financial Services Group Inc. (The)
5.38%, 03/15/17	12,177	12,348,050
Voya Financial Inc.
2.90%, 02/15/18	5,000	5,082,375

		36,822,476
LEISURE TIME — 0.77%
Carnival Corp.
1.88%, 12/15/17[d]	15,400	15,498,699

		15,498,699
MEDIA — 1.51%
Comcast Corp.
6.30%, 11/15/17[d]	7,500	7,890,457
6.50%, 01/15/17[d]	16,000	16,180,720
Cox Communications Inc.
5.88%, 12/01/16[a]	6,350	6,373,419

		30,444,596
PHARMACEUTICALS — 2.43%
AbbVie Inc.
1.75%, 11/06/17	25,992	26,084,791
Actavis Funding SCS
1.85%, 03/01/17	12,000	12,028,044
FRN, (3 mo. LIBOR US + 1.080%)
1.93%, 03/12/18[d]	2,000	2,018,052
Actavis Inc.
1.88%, 10/01/17[d]	9,000	9,035,451

		49,166,338
PIPELINES — 0.15%
Southern Natural Gas Co. LLC
5.90%, 04/01/17[a]	3,000	3,050,337

		3,050,337
REAL ESTATE INVESTMENT TRUSTS — 1.94%
ERP Operating LP
5.75%, 06/15/17	17,174	17,648,981

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Simon Property Group LP
2.80%, 01/30/17 (Call 11/01/16)[d]	$13,686	$13,686,000
Ventas Realty LP
1.25%, 04/17/17	7,920	7,921,362

		39,256,343
RETAIL — 0.56%
Macy’s Retail Holdings Inc.
5.90%, 12/01/16	5,230	5,250,141
Walgreens Boots Alliance Inc.
1.75%, 11/17/17	6,000	6,026,316

		11,276,457
TELECOMMUNICATIONS — 2.16%
AT&T Inc.
1.40%, 12/01/17	7,000	7,001,687
2.40%, 03/15/17	13,500	13,568,715
Verizon Communications Inc.
1.35%, 06/09/17	15,000	15,014,970
FRN, (3 mo. LIBOR US + 0.400%)
1.23%, 06/09/17	3,500	3,506,027
FRN, (3 mo. LIBOR US + 1.750%)
2.61%, 09/14/18	4,500	4,620,600

		43,711,999
TRANSPORTATION — 0.62%
Ryder System Inc.
2.50%, 03/01/17 (Call 02/01/17)	10,920	10,955,687
5.85%, 11/01/16	1,600	1,600,000

		12,555,687
TRUCKING & LEASING — 1.19%
GATX Corp.
1.25%, 03/04/17	5,350	5,351,477
Penske Truck Leasing Co. LP/PTL Finance Corp.
3.75%, 05/11/17[a]	18,520	18,744,888

		24,096,365

TOTAL CORPORATE BONDS & NOTES (Cost: $872,312,142)		873,760,436

Security		Principal (000s)	Value

FOREIGN GOVERNMENT OBLIGATIONS — 5.80%

JAPAN — 3.79%
Japan Treasury Discount Bill
0.00%, 11/14/16[c]	JPY	4,000,000	$38,064,157
0.00%, 11/21/16[c]	JPY	1,960,000	18,652,165
0.00%, 01/10/17[c]	JPY	2,080,000	19,802,150

			76,518,472
MEXICO — 2.01%
Mexico Cetes
0.00%, 02/16/17	MXN	776,000	40,674,242

			40,674,242
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $120,566,608)			117,192,714

REPURCHASE AGREEMENTS — 1.48%
Mizuho Securities USA Inc., 1.99%, 11/01/16[b] (Purchased on 10/31/16 to be repurchased at $30,001,656, collateralized by non-agency asset-backed security, 0.00%, due 09/01/21, par and fair value of $120,373,052 and $34,500,000, respectively)[e]		30,000	30,000,000

TOTAL REPURCHASE AGREEMENTS (Cost: $30,000,000)			30,000,000

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.58%
Federal Home Loan Mortgage Corp.
1.00%, 04/27/18 (Call 04/27/17)		23,630	23,620,879
Federal National Mortgage Association
5.00%, 01/01/20		8,205	8,421,993

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost: $32,102,915)			32,042,872

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2016

Security	Principal (000s)	Value
MONEY MARKET FUNDS — 3.08%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.72%[f,g,h]	$35,208	$35,211,258
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[f,g]	27,110	27,109,677

TOTAL MONEY MARKET FUNDS
(Cost: $62,317,548)		62,320,935

TOTAL INVESTMENTS IN SECURITIES — 100.69%
(Cost: $2,037,053,530)[i]		$2,035,845,322
Other Assets, Less Liabilities — (0.69)%		(13,952,616)

NET ASSETS —100.00%		$2,021,892,706

FRN  —  Floating Rate Note

Currency abbreviations:

JPY  —  Japanese Yen

MXN  —  Mexican Peso

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	Variable rate security. Rate shown is as of report date.
[c]	Rates shown are discount rates paid at the time of purchase.
[d]	All or a portion of this security represents a security on loan. See Note 1.
[e]	Maturity date represents next reset date.
[f]	Affiliated money market fund.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[i]	The cost of investments for federal income tax purposes was $2,033,679,635. Net unrealized appreciation was $2,165,687, of which $7,330,879 represented gross unrealized appreciation on securities and $5,165,192 represented gross unrealized depreciation on securities.

Schedule 1 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of October 31, 2016 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
USD	39,687,083	JPY	4,000,000,000	MS	11/14/2016	$1,607,692
USD	19,638,216	JPY	1,960,000,000	CSI	11/21/2016	975,072
USD	20,578,210	JPY	2,080,000,000	DB	01/10/2017	725,527
USD	41,046,365	MXN	776,000,000	GS	02/16/2017	261,342

						3,569,633

			Net unrealized appreciation			$3,569,633

Counterparties:

CSI — Credit Suisse International

DB — Deutsche Bank AG London

GS — Goldman Sachs International

MS — Morgan Stanley and Co. International PLC

Currency abbreviations:

JPY — Japanese Yen

MXN — Mexican Peso

USD — United States Dollar

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2016

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Asset-backed securities	$—	$659,815,219	$35,871,580	$695,686,799
Certificates of deposit	—	38,029,498	—	38,029,498
Collateralized mortgage obligations	—	134,938,878	3,410,000	138,348,878
Commercial paper	—	48,463,190	—	48,463,190
Corporate bonds & notes	—	873,760,436	—	873,760,436
Foreign government obligations	—	117,192,714	—	117,192,714
Repurchase agreements	—	30,000,000	—	30,000,000
U.S. government agency obligations	—	32,042,872	—	32,042,872
Money market funds	62,320,935	—	—	62,320,935

Total	$62,320,935	$1,934,242,807	$39,281,580	$2,035,845,322

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$3,569,633	$—	$3,569,633

Total	$—	$3,569,633	$—	$3,569,633

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

The following table includes a rollforward for the year ended October 31, 2016 of investments whose values are classified as Level 3 as of the beginning or end of the year.

iShares Short Maturity Bond ETF	Asset-Backed Securities	Collateralized Mortgage Obligations
Balance at beginning of period	$102,441	$3,771
Realized gain (loss) and change in unrealized appreciation/depreciation	165,545	—
Purchases	35,705,970	3,410,000
Sales	(102,376)	(3,771)
Transfers ina	—	—
Transfers out[a]	—	—

Balance at end of period	$35,871,580	$3,410,000

Net change in unrealized appreciation/depreciation on investments still held at end of period	$119,810	$—

[a]	Represents the value as of the beginning of the reporting period.

The Fund’s investments that are categorized as Level 3 were valued utilizing a single broker quote without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value in such Level 3 investments.

See notes to financial statements.

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® SHORT MATURITY MUNICIPAL BOND ETF

October 31, 2016

Security	Principal (000s)	Value
MUNICIPAL DEBT OBLIGATIONS — 104.41%

ARIZONA — 1.32%
Maricopa County Unified School District No. 60 Higley GOL
3.00%, 07/01/17 (AGM)	$455	$461,488

		461,488
ARKANSAS — 0.41%
City of Little Rock AR Sewer Revenue RB
1.15%, 12/01/18	145	145,113

		145,113
COLORADO — 0.29%
City & County of Denver CO COP
3.00%, 12/01/16	100	100,187

		100,187
FLORIDA — 3.47%
Village Community Development District No. 7 RB
3.00%, 05/01/17	585	590,183
Volusia County Educational Facility Authority RB
3.00%, 10/15/17	110	112,129
5.00%, 06/01/17	500	511,985

		1,214,297
GEORGIA — 4.95%
Burke County Development Authority RB
2.20%, 10/01/32	1,700	1,732,640

		1,732,640
ILLINOIS — 6.78%
Illinois Finance Authority RB
3.00%, 11/15/17	150	153,137
4.00%, 09/01/17	100	102,204
4.00%, 09/01/18	150	156,595
4.00%, 11/15/18	100	105,675
4.00%, 09/01/19	145	154,128
5.00%, 08/15/17	375	385,826
Series A
5.00%, 10/01/20	100	113,713
Illinois State University RB
2.00%, 04/01/17 (AGM)	1,200	1,204,296

		2,375,574

Security	Principal (000s)	Value
INDIANA — 0.30%
City of Indianapolis Department of Public Utilities Water System Revenue RB Series B
4.00%, 10/01/18	$100	$105,454

		105,454
KENTUCKY — 1.18%
Hardin County School District Finance Corp. RB
4.00%, 02/01/18	400	414,304

		414,304
LOUISIANA — 0.82%
City of Ruston LA RB
2.00%, 06/01/18 (AGM)	185	187,488
Louisiana Public Facilities Authority RB
0.50%, 12/01/43 (Call 10/31/16)	100	100,000

		287,488
MARYLAND — 4.71%
Maryland Community Development Administration RB
0.63%, 11/01/38 (Call 11/01/16)	1,650	1,650,000

		1,650,000
MICHIGAN — 7.85%
County of Genesee MI GOL Series B
5.00%, 02/01/19 (BAM)	100	107,852
Lawton Community Schools GO
2.00%, 05/01/17	605	608,618
Macomb Township Building Authority RB
3.00%, 04/01/17	500	504,500
3.00%, 04/01/18	500	514,100
Michigan Strategic Fund RB
5.00%, 03/01/17	1,000	1,013,640

		2,748,710
NEW HAMPSHIRE — 3.15%
County of Cheshire NH GO
2.00%, 12/29/16	1,100	1,102,134

		1,102,134
NEW JERSEY — 29.00%
City of Cape May NJ GO
2.00%, 07/14/17	1,100	1,107,524

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY MUNICIPAL BOND ETF

October 31, 2016

Security	Principal (000s)	Value
City of Newark NJ RB
5.00%, 09/01/17	$2,000	$2,054,840
Hudson County Improvement Authority RB Series B-1
2.00%, 06/27/17 (GTD)	500	503,500
New Jersey Economic Development Authority RB
Series A
3.00%, 07/15/17	150	151,682
5.00%, 05/01/17	1,240	1,262,729
Series EE
5.00%, 09/01/17 (ETM)	610	631,435
New Jersey Educational Facilities Authority RB Series F
4.00%, 07/01/20	255	279,666
New Jersey Health Care Facilities Financing Authority RB
5.00%, 07/01/19	160	176,130
New Jersey Transportation Trust Fund Authority RB
5.00%, 12/15/17	2,350	2,446,256
Series A
5.00%, 06/15/19	495	532,966
Township of Wayne NJ GO
2.00%, 07/14/17	1,000	1,007,760

		10,154,488
NEW YORK — 10.28%
Corning City School District
2.00%, 06/22/17 (SAW)	1,000	1,005,620
County of Broome NY GOL
2.00%, 05/05/17	1,000	1,005,510
Elmira City School District GO
5.00%, 06/15/17	300	307,941
New York State Dormitory Authority RB Series K
4.00%, 10/01/18	225	236,909
Troy Capital Resource Corp. RB
5.00%, 09/01/18	975	1,042,090

		3,598,070
NORTH CAROLINA — 0.70%
Charlotte-Mecklenburg Hospital Authority (The) RB
5.00%, 01/15/19	225	243,749

		243,749

Security	Principal (000s)	Value
OHIO — 4.91%
City of Avon OH Water System Revenue RB Series 2
0.85%, 02/02/17	$1,000	$999,980
Urbana City School District GO
5.00%, 12/01/17	690	719,580

		1,719,560
OKLAHOMA — 4.60%
Cleveland County Justice Authority RB
3.00%, 03/01/17	1,205	1,213,110
Norman Regional Hospital Authority RB
4.00%, 09/01/18	380	397,434

		1,610,544
PENNSYLVANIA — 5.20%
Pennsylvania Economic Development Financing Authority RB
4.00%, 03/15/19	1,000	1,067,220
Pottsgrove School District GOL
3.00%, 08/15/17	740	752,906

		1,820,126
RHODE ISLAND — 5.06%
Providence Redevelopment Agency RB Series A
3.00%, 04/01/17	1,210	1,218,942
Town of Coventry RI GO
4.00%, 03/15/17	545	551,393

		1,770,335
TENNESSEE — 0.75%
Knox County Health Educational & Housing Facility Board RB
4.00%, 09/01/18	250	261,938

		261,938
TEXAS — 4.05%
Harris County Hospital District RB
5.00%, 02/15/20	300	334,617
Texas Public Finance Authority RB
4.00%, 12/01/19	1,000	1,082,810

		1,417,427
UTAH — 0.74%
West Valley City Municipal Building Authority RB
2.00%, 02/01/17 (AGM)	260	260,645

		260,645

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY MUNICIPAL BOND ETF

October 31, 2016

Security	Principal or Shares (000s)	Value
WASHINGTON — 2.92%
Tobacco Settlement Authority RB
5.00%, 06/01/17	$1,000	$1,023,670

		1,023,670
WEST VIRGINIA — 0.97%
Berkeley County Public Service District RB
2.00%, 12/01/17	335	338,484

		338,484

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost: $36,576,728)		36,556,425

MONEY MARKET FUNDS — 0.28%
BlackRock Liquidity Funds: MuniCash
0.46%[a,b]	97,740	97,750

TOTAL MONEY MARKET FUNDS
(Cost: $97,747)		97,750

Value
TOTAL INVESTMENTS IN SECURITIES — 104.69%
(Cost: $36,674,475)[c]	$36,654,175
Other Assets, Less Liabilities — (4.69)%	(1,641,847)

NET ASSETS — 100.00%	$35,012,328

COP — Certificates of Participation

ETM — Escrowed to Maturity

GTD — Guaranteed by the Commonwealth, County or State

GO — General Obligation

GOL — General Obligation Limited

RB — Revenue Bond

SAW — State Aid Withholding

Insured by:

AGM — Assured Guaranty Municipal Corp.

BAM — Build America Mutual Assurance Co.

[a]	Affiliated money market fund.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	The cost of investments for federal income tax purposes was $36,674,475. Net unrealized depreciation was $20,300, of which $18,165 represented gross unrealized appreciation on securities and $38,465 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Municipal debt obligations	$—	$36,556,425	$—	$36,556,425
Money market funds	97,750	—	—	97,750

Total	$97,750	$36,556,425	$—	$36,654,175

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments

iSHARES® ULTRA SHORT-TERM BOND ETF

October 31, 2016

Security	Principal (000s)	Value
ASSET-BACKED SECURITIES — 0.48%
Honda Auto Receivables Owner Trust Series 2016-2, Class A2
1.13%, 09/17/18 (Call 06/15/19)	$120	$120,070

TOTAL ASSET-BACKED SECURITIES
(Cost: $119,997)		120,070

CERTIFICATES OF DEPOSIT — 19.20%
Cooperatieve Rabobank UA/NV
1.31%, 09/08/17	500	500,882
Credit Suisse AG/New York NY
1.22%, 04/24/17	500	500,467
Dexia Credit Local SA/New York NY
1.07%, 05/24/17	350	349,980
Mizuho Bank Ltd./NY
0.52%, 04/24/17	600	600,147
Natixis SA
1.56%, 09/18/17	250	250,507
Norinchukin Bank (The)
1.55%, 09/22/17	250	250,131
Royal Bank of Canada
1.21%, 03/10/17	350	350,478
Svenska Handelsbanken AB
1.28%, 04/21/17	250	250,413
UBS AG/Stamford CT
0.83%, 05/25/17	250	250,378
1.53%, 09/01/17	250	250,128
1.57%, 09/08/17	250	250,194
Wells Fargo Bank N.A.
1.12%, 02/15/17	500	500,263
1.28%, 04/13/17	250	250,287
1.34%, 09/22/17	250	250,388

TOTAL CERTIFICATES OF DEPOSIT
(Cost: $4,799,897)		4,804,643

COMMERCIAL PAPER[a] — 36.98%
Atlantic Asset Securitization LLC
1.25%, 03/01/17	350	348,761
1.26%, 03/06/17	250	249,067
AXA Financial Inc.
1.71%, 10/10/17	250	246,493
Bank of Nova Scotia (The)
1.26%, 02/21/17	575	573,296

Security	Principal (000s)	Value
Barton Capital SA
1.00%, 12/13/16	$750	$749,438
CAFCO LLC
1.27%, 03/02/17	500	498,212
CHEVRON Corp.
1.06%, 04/03/17	250	249,327
Ciesco LLC
0.90%, 12/13/16	350	349,720
Coca-Cola Co. (The)
0.98%, 03/01/17	250	249,426
0.98%, 06/27/17	400	397,321
Commonwealth Bank of Australia
1.29%, 09/01/17	500	500,578
ING U.S. Funding LLC
1.08%, 02/06/17	500	498,934
1.16%, 02/22/17	500	498,626
1.25%, 06/23/17	250	250,222
Manhattan Asset Funding Co., LLC
0.90%, 11/29/16	500	499,760
Matchpoint Finance PLC
1.33%, 03/06/17	250	249,075
Mitsubishi UFJ Financial Group Inc.
1.44%, 06/06/17	500	496,346
Natixis SA
1.23%, 03/01/17	350	348,913
Suncorp Group Ltd.
1.26%, 02/16/17	500	498,530
Svenska Handelsbanken AB
0.95%, 01/06/17	500	499,378
Victory Receivables Corp.
0.98%, 12/08/16	500	499,661
1.00%, 12/22/16	500	499,485

TOTAL COMMERCIAL PAPER
(Cost: $9,243,982)		9,250,569

CORPORATE BONDS & NOTES — 38.25%

AEROSPACE & DEFENSE — 2.00%
United Technologies Corp.
FRN, (3 mo. LIBOR US + 0.350%)
1.00%, 11/01/19	500	500,303

		500,303

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® ULTRA SHORT-TERM BOND ETF

October 31, 2016

Security	Principal (000s)	Value
AUTO MANUFACTURERS — 4.22%
Daimler Finance North America LLC FRN, (3 mo. LIBOR US + 0.620%)
1.00%, 10/30/19[b]	$250	$250,313
Nissan Motor Acceptance Corp.
FRN, (3 mo. LIBOR US + 0.800%)
1.66%, 04/06/18[b]	300	301,366
FRN, (3 mo. LIBOR US + 1.010%)
1.85%, 03/08/19[b]	250	252,622
Toyota Motor Credit Corp. FRN, (3 mo. LIBOR US + 0.380%)
1.24%, 04/06/18	250	250,431

		1,054,732
BANKS — 22.55%
Australia & New Zealand Banking Group Ltd. FRN, (3 mo. LIBOR US + 0.440%)
1.32%, 01/16/18[b]	400	400,238
Bank of America N.A. FRN, (3 mo. LIBOR US + 0.470%)
1.29%, 11/14/16	500	499,971
BNP Paribas SA
1.25%, 12/12/16	250	250,157
2.38%, 09/14/17	250	252,197
BPCE SA FRN, (3 mo. LIBOR US + 0.850%)
1.66%, 02/10/17	400	400,686
Citigroup Inc. FRN, (3 mo. LIBOR US + 0.860%)
1.69%, 12/07/18	400	401,598
Commonwealth Bank of Australia FRN, (3 mo. LIBOR US + 0.400%)
1.25%, 03/12/18[b]	300	299,756
Cooperatieve Rabobank UA
3.38%, 01/19/17	350	351,785
JPMorgan Chase & Co.
1.35%, 02/15/17	300	300,228
FRN, (3 mo. LIBOR US + 0.550%)
1.43%, 04/25/18	400	399,961
JPMorgan Chase Bank N.A. FRN, (3 mo. LIBOR US + 0.450%)
1.31%, 09/21/18 (Call 08/21/18)	250	250,162

Security	Principal (000s)	Value
Lloyds Bank PLC
4.20%, 03/28/17	$150	$151,824
Macquarie Bank Ltd.
5.00%, 02/22/17[b]	325	328,586
Mizuho Bank Ltd.
1.50%, 05/17/17	600	601,278
Nordea Bank AB
1.25%, 04/04/17[b]	250	250,271
Sumitomo Mitsui Banking Corp.
1.30%, 01/10/17	250	250,143
Westpac Banking Corp. FRN, (3 mo. LIBOR US + 0.710%)
1.53%, 05/13/19	250	251,145

		5,639,986
COMPUTERS — 2.00%
Apple Inc. FRN, (3 mo. LIBOR US + 0.250%)
1.01%, 05/03/18	500	501,142

		501,142
INSURANCE — 0.86%
Berkshire Hathaway Finance Corp.
FRN, (3 mo. LIBOR US + 0.550%)
1.38%, 03/07/18	100	100,394
1.45%, 03/07/18	115	115,572

		215,966
MACHINERY — 2.81%
Caterpillar Financial Services Corp. FRN, (3 mo. LIBOR US + 0.700%)
1.52%, 02/23/18	300	302,110
John Deere Capital Corp. FRN, (3 mo. LIBOR US + 0.450%)
1.33%, 07/11/17	400	400,978

		703,088
OIL & GAS — 1.81%
BP Capital Markets PLC FRN, (3 mo. LIBOR US + 0.350%)
1.16%, 02/10/17	100	100,006
Exxon Mobil Corp. FRN, (3 mo. LIBOR US + 0.600%)
1.43%, 02/28/18	350	352,429

		452,435

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® ULTRA SHORT-TERM BOND ETF

October 31, 2016

Security	Principal (000s)	Value
PHARMACEUTICALS — 1.60%
Bayer U.S. Finance LLC FRN, (3 mo. LIBOR US + 0.280%)
1.14%, 10/06/17[b]	$400	$399,867

		399,867
RETAIL — 0.40%
Lowe’s Companies Inc. FRN, (3 mo. LIBOR US + 0.600%)
1.46%, 09/14/18	100	100,875

		100,875

TOTAL CORPORATE BONDS & NOTES
(Cost: $9,541,910)		9,568,394

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 4.93%

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.00%
Federal Home Loan Mortgage Corp.
1.05%, 07/27/18 (Call 01/27/17)	250	250,045

		250,045
U.S. GOVERNMENT OBLIGATIONS — 3.93%
U.S. Treasury Note/Bond
0.63%, 06/30/17	135	135,016
0.88%, 06/15/19	850	848,074

		983,090

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(Cost: $1,233,958)		1,233,135

Value
TOTAL INVESTMENTS IN SECURITIES — 99.84%
(Cost: $24,939,744)[c]	$24,976,811
Other Assets, Less Liabilities — 0.16%	41,232

NET ASSETS — 100.00%	$25,018,043

FRN — Floating Rate Note

[a]	Rates shown are discount rates paid at the time of purchase.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	The cost of investments for federal income tax purposes was $24,939,744. Net unrealized appreciation was $37,067, of which $38,595 represented gross unrealized appreciation on securities and $1,528 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Asset-backed securities	$—	$120,070	$—	$120,070
Certificates of deposit	—	4,804,643	—	4,804,643
Commercial paper	—	9,250,569	—	9,250,569
Corporate bonds & notes	—	9,568,394	—	9,568,394
U.S. government & agency obligations	—	1,233,135	—	1,233,135

Total	$—	$24,976,811	$—	$24,976,811

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® ULTRA SHORT-TERM BOND ETF

October 31, 2016

The following table includes a rollforward for the year ended October 31, 2016 of investments whose values are classified as Level 3 as of the beginning or end of the year.

iShares Ultra Short-Term Bond ETF	Corporate Bonds & Notes
Balance at beginning of period	$250,000
Realized gain (loss) and change in unrealized appreciation/depreciation	—
Purchases	—
Sales	(250,000)
Transfers ina	—
Transfers out[a]	—

Balance at end of period	$—

Net change in unrealized appreciation/depreciation on investments still held at end of period	$—

[a]	Represents the value as of the beginning of the reporting period.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Statements of Assets and Liabilities

iSHARES® U.S. ETF TRUST

October 31, 2016

	iShares Short Maturity Bond ETF	iShares Short Maturity Municipal Bond ETF	iShares Ultra Short-Term Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$1,944,735,982	$36,576,728	$24,939,744
Repurchase agreements — unaffiliated	30,000,000	—	—
Affiliated (Note 2)	62,317,548	97,747	—

Total cost of investments	$2,037,053,530	$36,674,475	$24,939,744

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,943,524,387	$36,556,425	$24,976,811
Repurchase agreements — unaffiliated	30,000,000	—	—
Affiliated (Note 2)	62,320,935	97,750	—

Total fair value of investments	2,035,845,322	36,654,175	24,976,811
Foreign currency, at value[b]	25,142	—	—
Cash	8,536,578	—	505,578
Receivables:
Investment securities sold	13,854,188	—	—
Interest	6,167,883	286,029	39,465
Unrealized appreciation on forward currency contracts (Note 6)	3,569,633	—	—

Total Assets	2,067,998,746	36,940,204	25,521,854

LIABILITIES
Payables:
Investment securities purchased	10,465,073	1,920,688	500,000
Collateral for securities on loan (Note 1)	35,207,545	—	—
Investment advisory fees (Note 2)	433,422	7,188	3,811

Total Liabilities	46,106,040	1,927,876	503,811

NET ASSETS	$2,021,892,706	$35,012,328	$25,018,043

Net assets consist of:
Paid-in capital	$2,019,137,213	$35,018,885	$24,964,099
Undistributed net investment income	1,190,183	23,331	30,202
Accumulated net realized loss	(796,079)	(9,588)	(13,325)
Net unrealized appreciation (depreciation)	2,361,389	(20,300)	37,067

NET ASSETS	$2,021,892,706	$35,012,328	$25,018,043

Shares outstanding[c]	40,300,000	700,000	500,000

Net asset value per share	$50.17	$50.02	$50.04

[a]	Securities on loan with values of $34,356,427, $ — and $ —, respectively. See Note 1.
[b]	Cost of foreign currency: $25,178, $ — and $ —, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® U.S. ETF TRUST

Year ended October 31, 2016

	iShares Short Maturity Bond ETF	iShares Short Maturity Municipal Bond ETF	iShares Ultra Short-Term Bond ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$425,841	$116	$1,057
Interest — unaffiliated	26,183,837	322,748	150,761
Securities lending income — affiliated — net (Note 2)	96,621	—	—

Total investment income	26,706,299	322,864	151,818

EXPENSES
Investment advisory fees (Note 2)	5,319,552	77,985	24,539

Total expenses	5,319,552	77,985	24,539
Less investment advisory fees waived (Note 2)	—	(80)	—

Net expenses	5,319,552	77,905	24,539

Net investment income	21,386,747	244,959	127,279

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	9,921,339	(486)	(13,325)
Investments — affiliated (Note 2)	326	—	—
Foreign currency transactions	(10,358,567)	—	—

Net realized loss	(436,902)	(486)	(13,325)

Net change in unrealized appreciation/depreciation on:
Investments	2,466,412	(49,031)	43,430
Forward currency contracts	3,515,316	—	—
Translation of assets and liabilities in foreign currencies	(146)	—	—

Net change in unrealized appreciation/depreciation	5,981,582	(49,031)	43,430

Net realized and unrealized gain (loss)	5,544,680	(49,517)	30,105

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,931,427	$195,442	$157,384

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Changes in Net Assets

iSHARES® U.S. ETF TRUST

	iShares Short Maturity Bond ETF		iShares Short Maturity Municipal Bond ETF
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Period from March 3, 2015[a] to October 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$21,386,747	$7,948,845	$244,959	$150,269
Net realized loss	(436,902)	(182,842)	(486)	(9,083)
Net change in unrealized appreciation/depreciation	5,981,582	(3,217,775)	(49,031)	28,731

Net increase in net assets resulting from operations	26,931,427	4,548,228	195,442	169,917

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(21,492,109)	(7,132,332)	(245,082)	(126,834)

Total distributions to shareholders	(21,492,109)	(7,132,332)	(245,082)	(126,834)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,159,167,574	1,445,296,850	5,007,945	45,000,000
Cost of shares redeemed	(924,020,501)	(80,138,822)	(4,994,826)	(9,994,234)

Net increase in net assets from capital share transactions	235,147,073	1,365,158,028	13,119	35,005,766

INCREASE (DECREASE) IN NET ASSETS	240,586,391	1,362,573,924	(36,521)	35,048,849

NET ASSETS
Beginning of year	1,781,306,315	418,732,391	35,048,849	—

End of year	$2,021,892,706	$1,781,306,315	$35,012,328	$35,048,849

Undistributed net investment income included in net assets at end of year	$1,190,183	$1,113,916	$23,331	$23,435

SHARES ISSUED AND REDEEMED
Shares sold	23,150,000	28,850,000	100,000	900,000
Shares redeemed	(18,450,000)	(1,600,000)	(100,000)	(200,000)

Net increase in shares outstanding	4,700,000	27,250,000	—	700,000

[a]	Commencement of operations.

See notes to financial statements.

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® U.S. ETF TRUST

	iShares Ultra Short-Term Bond ETF
	Year ended October 31, 2016	Year ended October 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$127,279	$60,917
Net realized gain (loss)	(13,325)	5,153
Net change in unrealized appreciation/depreciation	43,430	(25,041)

Net increase in net assets resulting from operations	157,384	41,029

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(103,710)	(62,833)
From net realized gain	—	(9,825)

Total distributions to shareholders	(103,710)	(72,658)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	22,457,685	—
Cost of shares redeemed	(9,986,485)	(2,499,161)

Net increase (decrease) in net assets from capital share transactions	12,471,200	(2,499,161)

INCREASE (DECREASE) IN NET ASSETS	12,524,874	(2,530,790)

NET ASSETS
Beginning of year	12,493,169	15,023,959

End of year	$25,018,043	$12,493,169

Undistributed net investment income included in net assets at end of year	$30,202	$6,633

SHARES ISSUED AND REDEEMED
Shares sold	450,000	—
Shares redeemed	(200,000)	(50,000)

Net increase (decrease) in shares outstanding	250,000	(50,000)

See notes to financial statements.

FINANCIAL STATEMENTS	37

Financial Highlights

iSHARES® U.S. ETF TRUST

(For a share outstanding throughout each period)

	iShares Short Maturity Bond ETF
	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Period from Sep. 25, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$50.04	$50.15	$50.07	$50.00

Income from investment operations:
Net investment income[b]	0.50	0.44	0.44	0.02
Net realized and unrealized gain (loss)[c]	0.14	(0.13)	0.04	0.05

Total from investment operations	0.64	0.31	0.48	0.07

Less distributions from:
Net investment income	(0.51)	(0.42)	(0.40)	—

Total distributions	(0.51)	(0.42)	(0.40)	—

Net asset value, end of period	$50.17	$50.04	$50.15	$50.07

Total return	1.28%	0.62%	0.96%	0.14%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,021,893	$1,781,306	$418,732	$102,634
Ratio of expenses to average net assets[e]	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[e]	1.01%	0.87%	0.87%	0.42%
Portfolio turnover rate[f]	79%	23%	35%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® U.S. ETF TRUST

(For a share outstanding throughout each period)

iShares Short Maturity Municipal Bond ETF

	Year ended Oct. 31, 2016	Period from Mar. 3, 2015[a] to Oct. 31, 2015
Net asset value, beginning of period	$50.07	$50.00

Income from investment operations:
Net investment income[b]	0.39	0.20
Net realized and unrealized gain (loss)[c]	(0.04)	0.04

Total from investment operations	0.35	0.24

Less distributions from:
Net investment income	(0.40)	(0.17)

Total distributions	(0.40)	(0.17)

Net asset value, end of period	$50.02	$50.07

Total return	0.69%	0.48%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$35,012	$35,049
Ratio of expenses to average net assets[e]	0.25%	0.25%
Ratio of expenses to average net assets prior to waived fees[e]	0.25%	0.25%
Ratio of net investment income to average net assets[e]	0.79%	0.59%
Portfolio turnover rate[f]	100%	184%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights (Continued)

iSHARES® U.S. ETF TRUST

(For a share outstanding throughout each period)

iShares Ultra Short-Term Bond ETF

	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Period from Dec. 11, 2013[a] to Oct. 31, 2014
Net asset value, beginning of period	$49.97	$50.08	$49.99

Income from investment operations:
Net investment income[b]	0.47	0.24	0.16
Net realized and unrealized gain (loss)[c]	(0.02)	(0.07)	0.06

Total from investment operations	0.45	0.17	0.22

Less distributions from:
Net investment income	(0.38)	(0.24)	(0.13)
Net realized gain	—	(0.04)	—

Total distributions	(0.38)	(0.28)	(0.13)

Net asset value, end of period	$50.04	$49.97	$50.08

Total return	0.90%	0.32%	0.45%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$25,018	$12,493	$15,024
Ratio of expenses to average net assets[e]	0.18%	0.18%	0.18%
Ratio of net investment income to average net assets[e]	0.93%	0.47%	0.35%
Portfolio turnover rate[f]	139%	41%	71%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® U.S. ETF TRUST

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated June 21, 2011.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Short Maturity Bond	Non-diversified
Short Maturity Municipal Bond	Diversified
Ultra Short-Term Bond	Diversified

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

•	Forward currency contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated forward exchange rates are used for contracts with interim settlement dates for which quotations are not available.

•	Repurchase agreements are valued at amortized cost, which approximates market value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements. In a repurchase agreement, a Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

The following table summarizes the Fund’s open repurchase agreements as of October 31, 2016 which are subject to offset under an MRA:

iShares ETF	Market Value of Repurchase Agreements	Non-cash Collateral Received [a]	Net Amount
Short Maturity Bond	$30,000,000	$30,000,000	$—

[a]	Collateral received in excess of the market value of repurchase agreements is not presented in this table. The total collateral received by the Fund is disclosed in the Fund’s schedule of investments.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2016, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On October 11, 2016, BlackRock, Inc. (“BlackRock”) implemented changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting the cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2016 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of October 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Short Maturity Bond
BNP Paribas Prime Brokerage International Ltd.	$317,803	$317,803	$—
Deutsche Bank Securities Inc.	6,896,198	6,896,198	—
Goldman Sachs & Co.	2,463,385	2,463,385	—
JPMorgan Securities LLC	4,172,834	4,172,834	—
Merrill Lynch, Pierce, Fenner & Smith	2,007	2,007	—
Morgan Stanley & Co. LLC	1,887,409	1,887,409	—
Wells Fargo Securities LLC	15,614,361	15,614,361	—
HSBC Securities (USA) Inc.	3,002,430	3,002,430	—

	$34,356,427	$34,356,427	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Ultra Short-Term Bond	0.18%
Short Maturity Bond	0.25

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

Effective December 16, 2016, for its investment advisory services to the iShares Ultra Short-Term Bond ETF, BFA will be entitled to an annual investment advisory fee of 0.08% based on the average daily net assets of the Fund.

For its investment advisory services to the iShares Short Maturity Municipal Bond ETF, BFA is entitled to an annual investment advisory fee of 0.25% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA’s contractual agreement to waive a portion of its investment advisory fees in an amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in other registered investment companies advised by BFA or its affiliates, if any, expired on February 29, 2016.

The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Short Maturity Bond	$37,169

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2016 were as follows:

	U.S. Government Obligations		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
Short Maturity Bond	$164,225,709	$131,944,527	$1,301,471,108	$1,065,891,393
Short Maturity Municipal Bond	—	—	27,673,720	29,455,850
Ultra Short-Term Bond	1,398,355	165,052	6,481,165	7,205,027

There were no in-kind transactions (see Note 4) for the year ended October 31, 2016.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	FORWARD CURRENCY CONTRACTS

Each Fund may enter into forward currency contracts for the purpose of hedging against the effects of foreign currencies on the value of such Fund’s assets that are denominated in a non-U.S. currency. A forward currency contract is an obligation to purchase or sell a currency against another currency at a specified future date at an agreed upon price and quantity. Forward currency contracts are traded over-the-counter (“OTC”) and not on an organized exchange. The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. Losses may arise if there are unfavorable movements in the value of a foreign currency relative to the U.S. dollar or if the counterparties do not meet the terms of the agreement. The Fund’s use of forward currency contracts also involves the risks of imperfect correlation between the value of its currency positions and its other investments or the Fund failing to close out its position due to an illiquid market.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

The following table shows the value of forward currency contracts held by the iShares Short Maturity Bond ETF as of October 31, 2016 and the related locations in the statement of assets and liabilities, presented by risk exposure category:

Assets
Forward currency contracts:
Unrealized appreciation on forward currency contracts/ Net assets consist of – net unrealized appreciation (depreciation)	$3,569,633

The following table shows the realized and unrealized gains (losses) on forward currency contracts held by the iShares Short Maturity Bond ETF during the year ended October 31, 2016 and the related locations in the statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Forward currency contracts:
Foreign currency transactions/Forward currency contracts	$(11,227,772)	$3,515,316

For the year ended October 31, 2016, the average quarter-end amounts purchased and sold in U.S. dollars for the iShares Short Maturity Bond ETF were $113,816 and $80,483,377, respectively.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds. In order to better define their contractual rights and to secure rights that will help the Funds to mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by the parties. Forward currency contracts held by the Funds generally do not require collateral. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to netting arrangements in the statements of assets and liabilities.

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

The following table presents the exposure of the open forward currency contracts held by the iShares Short Maturity Bond ETF that are subject to potential offset in the statement of assets and liabilities as of October 31, 2016:

	Derivative Assets Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Assets
Forward currency contracts	$3,569,633	$—	$3,569,633

6.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by virtue of its investment in equity, fixed income and/or financial derivative instruments or indirectly by virtue of its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Mortgage-backed securities and securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than other types of bonds or securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

High yield securities that are rated below investment-grade (including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch or “Baa3” by Moody’s) or are unrated, may be more volatile than higher-rated securities of similar maturity. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities. In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, such as those related to education, health care, housing, transportation, utilities, and water and sewer, conditions in these sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2016, attributable to the use of amortization methods on fixed income securities, foreign currency transactions and undistributed gains, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Short Maturity Bond	$—	$181,629	$(181,629)
Short Maturity Municipal Bond	—	19	(19)
Ultra Short-Term Bond	5,155	—	(5,155)

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®U.S. ETF TRUST

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 was as follows:

iShares ETF	2016	2015
Short Maturity Bond
Ordinary income	$21,492,109	$7,132,332

Short Maturity Municipal Bond
Tax-exempt income	$245,046	$126,822
Ordinary income	36	12

	$245,082	$126,834

Ultra Short-Term Bond
Ordinary income	$$103,710	$72,658

As of October 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
Short Maturity Bond	$1,408,174	$–	$(818,332)	$2,165,651	$2,755,493
Short Maturity Municipal Bond	–	23,331	(9,588)	(20,300)	(6,557)
Ultra Short-Term Bond	30,202	–	(13,325)	37,067	53,944

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the treatment of straddles.

As of October 31, 2016, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Short Maturity Bond	$818,332
Short Maturity Municipal Bond	9,588
Ultra Short-Term Bond	13,325

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	51

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares U.S. ETF Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Short Maturity Bond ETF, iShares Short Maturity Municipal Bond ETF and iShares Ultra Short-Term Bond ETF (the “Funds”) at October 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2016

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® U.S. ETF TRUST

For the fiscal year ended October 31, 2016, the following Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest- Related Dividends
Short Maturity Bond	$18,299,705
Short Maturity Municipal Bond	244,959
Ultra Short-Term Bond	93,178

The following Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2016:

iShares ETF	Federal Obligation Interest
Short Maturity Bond	$298,373
Ultra Short-Term Bond	6,830

The law varies in each state as to whether and what percentage of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

TAX INFORMATION	53

Board Review and Approval of Investment Advisory

Contract

iSHARES® U.S. ETF TRUST

I. iShares Short Maturity Bond ETF and iShares Short Maturity Municipal Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® U.S. ETF TRUST

The Board noted that each Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for each Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that during the prior year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its peer group and benchmark index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that each Fund generally performed in line with expectations relative to each Fund’s peer group and benchmark index.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	55

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® U.S. ETF TRUST

provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with similar investment strategies or investment mandates as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® U.S. ETF TRUST

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares Ultra Short-Term Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	57

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® U.S. ETF TRUST

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that during the prior year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its peer group and benchmark index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group and benchmark index over the relevant periods over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® U.S. ETF TRUST

affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. Further, with respect to comparisons with one or more open-end index mutual funds registered under the 1940 Act managed by BFA (or an affiliate) that track the same index as the Fund and have investment advisory fee rates and overall expenses (net of waivers and reimbursements) that are lower than the investment advisory fee rate and overall expenses (net of waivers and reimbursements) of the Fund, the Board gave weight to management’s explanations of the relevant circumstances applicable to such mutual funds. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	59

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® U.S. ETF TRUST

to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® U.S. ETF TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Short Maturity Bond	$0.506033	$—	$—	$0.506033	100%	—%	—%	100%
Short Maturity Municipal Bond	0.395864	—	—	0.395864	100	—	—	100
Ultra Short-Term Bond	0.379578	—	—	0.379578	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	61

Supplemental Information (Unaudited) (Continued)

iSHARES® U.S. ETF TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Short Maturity Bond ETF

Period Covered: September 25, 2013 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	761	100.00%

iShares Short Maturity Municipal Bond ETF

Period Covered: March 3, 2015 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	397	99.00%
Less than –0.5% and Greater than –1.0%	1	0.25
Less than –1.0%	3	0.75

	401	100.00%

iShares Ultra Short-Term Bond ETF

Period Covered: December 11, 2013 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.14%
Between 0.5% and –0.5%	701	99.58
Less than –0.5% and Greater than –1.0%	1	0.14
Less than –1.0%	1	0.14

	704	100.00%

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® U.S. ETF TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees a total of 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. Mr. Lawton also serves as an Advisory Board Member for iShares, Inc. and iShares Trust with respect to 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee, Advisory Board Member and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2011).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).

Mark Wiedman[b] (45)	Trustee (since 2013)	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	63

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2011); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares Inc. and iShares Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (73)	Trustee (since 2011); Audit Committee Chair (since 2011).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2011); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).

John E. Martinez (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).

64	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (52)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

TRUSTEE AND OFFICER INFORMATION	65

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2011).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (54)	Executive Vice President (since 2011).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

66	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Advisory Board Member

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Advisory Board Member During the Past 5 Years
Drew E. Lawton (57)	Advisory Board Member (since 2016).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Advisory Board Member of iShares, Inc. (since 2016); Advisory Board Member of iShares Trust (since 2016); Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds (124 portfolios) (March 2016-October 2016).

TRUSTEE AND OFFICER INFORMATION	67

Notes:

68	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	69

Notes:

70	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1008-1016

OCTOBER 31, 2016

2016 ANNUAL REPORT

iShares U.S. ETF Trust

➢	iShares Interest Rate Hedged High Yield Bond ETF | HYGH | NYSE Arca
➢	iShares Interest Rate Hedged Corporate Bond ETF | LQDH | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® U.S. ETF TRUST

U.S. BOND MARKET OVERVIEW

The U.S. bond market posted positive returns for the 12-month period ended October 31, 2016 (the “reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond performance, returned 4.37% for the reporting period.

The bond market’s advance reflected continued uncertainty regarding the economic environment. Overall, the U.S. economy grew by 1.5% for the 12 months ended September 30, 2016 (the most recent data available), decelerating from 2.2% for the 12 months ended September 30, 2015. Although employment growth remained robust, other segments of the economy struggled. For example, industrial production contracted during the reporting period, while consumer spending increased by just 2.2%. As a result, the economy generated three consecutive quarters of anemic growth before rebounding in the final quarter of the reporting period.

Inflation generally remained muted as the consumer price index (“CPI”) rose by 1.6% for the reporting period. Although low by historical standards, the increase in the CPI was notably higher than the 0.2% increase for the 12 months ended October 31, 2015, reflecting a recovery in energy prices after they bottomed in February 2016.

In this environment, the U.S. Federal Reserve Bank (the “Fed”) ended a seven-year period of near-zero interest rates by raising its short-term interest rate target in December 2015. The Fed’s first interest rate hike since June 2006 increased the federal funds target rate from a range of 0%-0.25% to a range of 0.25%-0.50%. Despite expectations of more Fed rate increases in 2016, the slowing economic environment and lack of inflationary pressure led the Fed to hold rates steady for the remainder of the reporting period.

The combination of decelerating economic growth and low inflation pushed most U.S. bond yields lower and bond prices higher for the reporting period. Longer-term bonds fared best as long-term yields declined the most, while short-term bond yields rose slightly, reflecting the Fed rate hike in late 2015.

Sector performance was driven by strong investor demand for yield in a low interest rate environment. Consequently, corporate bonds — which offer the highest yields in the U.S. bond market — delivered the best returns for the reporting period. Lower-quality corporate bonds outperformed as the search for yield led investors to seek out riskier segments of the corporate bond market. In particular, high-yield corporate bonds (those with credit ratings below investment grade) returned more than 10% for the reporting period. Within the corporate sector, bonds issued by utility companies produced the highest returns. Industrial bonds also fared well, led by the strong performance of energy and commodity-related securities, while financial bonds lagged.

U.S. Treasury inflation-protected securities (“TIPS”) were also among the leading performers for the reporting period. The rebound in energy prices led to increased investor demand for inflation protection, which aided performance in the TIPS market.

Mortgage-backed securities posted positive returns for the reporting period but trailed the performance of the overall U.S. bond market. Mortgage-backed securities were held in check by prepayment fears as declining interest rates led to concerns about a renewed wave of mortgage refinancing.

U.S. Treasury and government agency bonds posted the lowest returns among U.S. bonds for the reporting period. Limited demand for the relatively low yields of Treasury and agency bonds weighed on their performance, as did the general underperformance of higher-quality securities.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® INTEREST RATE HEDGED HIGH YIELD BOND ETF

Performance as of October 31, 2016

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	4.73%	(0.54)%	4.73%	(1.30)%
Fund Market	4.81%	(0.52)%	4.81%	(1.27)%
Markit iBoxx USD Liquid High Yield Interest Rate Hedged Index	6.65%	0.63%	6.65%	1.53%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/27/14. The first day of secondary market trading was 5/28/14.

The Markit iBoxx USD Liquid High Yield Interest Rate Hedged Index is an unmanaged index that reflects the duration hedged performance of U.S. dollar-denominated high yield corporate debt.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a,b]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,054.00	$0.15	$1,000.00	$1,025.00	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 10 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® INTEREST RATE HEDGED HIGH YIELD BOND ETF

The iShares Interest Rate Hedged High Yield Bond ETF (the “Fund”) seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, high yield corporate bonds. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares iBoxx $ High Yield Corporate Bond ETF. The Fund attempts to mitigate the interest rate risk of the underlying fund by holding short positions in U.S. Treasury futures or interest rate swaps. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 4.73%, net of fees.

The Fund advanced for the reporting period, reflecting the strong performance of high-yield corporate bonds across all sectors. The most important contributing factor to Fund performance was strong investor demand for yield. With U.S. Treasury bond yields near historically low levels, investors shifted into higher-yielding segments of the bond market, and corporate bonds typically offer some of the highest yields. In addition, lower-quality corporate bonds attracted greater demand because of their yield advantage over higher-rated corporate securities.

Every sector of the Index contributed to performance for the reporting period. Industrial bonds, which represented approximately 85% of the Fund on average during the reporting period, contributed the most to Fund performance, led by the communications industry. Energy and basic materials bonds also contributed to performance, benefiting from rising commodities prices in the second half of the reporting period. Outside of the industrial sector, bonds issued by finance and electric utilities companies contributed to the Fund’s performance for the reporting period.

From a credit perspective, the Fund’s higher-risk, lower credit-quality bonds (Caa-rated) delivered a relatively large contribution to the Fund’s return despite being only 13% of the Fund on average for the reporting period.

The Fund’s interest rate hedging activity detracted from Fund performance for the reporting period. Hedging against interest rate risk can improve returns when bond yields rise, but it can be a drag on performance when bond yields decline, as was the case during the reporting period.

ALLOCATION BY CREDIT QUALITY 1

As of 10/31/16

Moody’s Credit Rating [2]	Percentage of Total Investments [3]

Baa	0.61%
Ba	45.59
B	39.52
Caa	12.83
Ca	0.35
C	0.09
Not Rated	1.01

TOTAL	100.00%

ALLOCATION BY MATURITY 1

As of 10/31/16

Maturity	Percentage of Total Investments [3]

0-1 Year	0.08%
1-5 Years	35.08
5-10 Years	62.83
10-15 Years	1.36
More than 20 Years	0.65

TOTAL	100.00%

[1]	Table shown is for the iShares iBoxx $ High Yield Corporate Bond ETF, the underlying fund in which the Fund invests.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[3]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® INTEREST RATE HEDGED CORPORATE BOND ETF

Performance as of October 31, 2016

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	2.70%	(0.58)%	2.70%	(1.40)%
Fund Market	2.83%	(0.52)%	2.83%	(1.27)%
Markit iBoxx USD Liquid Investment Grade Interest Rate Hedged Index	3.91%	0.42%	3.91%	1.03%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/27/14. The first day of secondary market trading was 5/28/14.

The Markit iBoxx USD Liquid Investment Grade Interest Rate Hedged Index is an unmanaged index that is designed to reflect the duration hedged performance of U.S. dollar-denominated investment-grade corporate debt.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a,b]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,012.70	$0.46	$1,000.00	$1,024.70	$0.46	0.09%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 10 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® INTEREST RATE HEDGED CORPORATE BOND ETF

The iShares Interest Rate Hedged Corporate Bond ETF (the “Fund”) seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, investment-grade corporate bonds. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares iBoxx $ Investment Grade Corporate Bond ETF. The Fund attempts to mitigate the interest rate risk of the underlying fund by holding short positions in U.S. Treasury futures or interest rate swaps. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 2.70%, net of fees.

The Fund’s performance was largely driven by strong investor demand for yield in a low interest rate environment. Corporate bonds — which offer the highest yields in the U.S. bond market — outperformed all other sectors of the bond market. Higher-quality corporate bonds trailed high-yield corporate bonds, as the search for yield led investors to seek out riskier segments of the corporate bond market.

Every sector of the Fund contributed positively to performance for the reporting period. Industrial bonds, which represented approximately 65% of the Fund on average during the reporting period, contributed the most to Fund performance, led by the consumer-oriented and communications industries. Financial bonds, which represented approximately 33% of the Fund on average, also helped performance for the reporting period, with the banking and insurance industries contributing the most to performance. The utilities sector was a modest contributor due to its relatively small weighting in the Fund.

From a credit perspective, the Fund’s position in medium-quality bonds — those rated A and Baa, which represented approximately 84% of the Fund on average for the reporting period — delivered the largest contribution to the Fund’s return.

The Fund’s interest rate hedging activity detracted from Fund performance for the reporting period. Hedging against interest rate risk can improve returns when bond yields rise, but it can be a drag on performance when bond yields decline, as was the case during the reporting period.

ALLOCATION BY CREDIT QUALITY 1

As of 10/31/16

Moody’s Credit Rating [2]	Percentage of Total Investments [3]

Aaa	2.95%
Aa	10.40
A	40.68
Baa	42.02
Ba	3.51
Not Rated	0.44

TOTAL	100.00%

ALLOCATION BY MATURITY 1

As of 10/31/16

Maturity	Percentage of Total Investments [3]

1-5 Years	23.96%
5-10 Years	40.93
10-15 Years	2.63
15-20 Years	5.83
More than 20 Years	26.65

TOTAL	100.00%

[1]	Table shown is for the iShares iBoxx $ Investment Grade Corporate Bond ETF, the underlying fund in which the Fund invests.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statisticalrating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[3]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2016 and held through October 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® INTEREST RATE HEDGED HIGH YIELD BOND ETF

October 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 96.79%

EXCHANGE-TRADED FUNDS — 96.79%
iShares iBoxx $ High Yield Corporate Bond ETF[a,b]	344,246	$29,612,040

		29,612,040

TOTAL INVESTMENT COMPANIES
(Cost: $32,365,717)		29,612,040

SHORT-TERM INVESTMENTS — 48.25%
MONEY MARKET FUNDS — 48.25%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.72%[c,d,e]	14,096,906	14,098,316
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[c,d]	664,261	664,261

		14,762,577

TOTAL SHORT-TERM INVESTMENTS
(Cost: $14,762,577)		14,762,577

TOTAL INVESTMENTS IN SECURITIES — 145.04%
(Cost: $47,128,294)[f]		44,374,617
Other Assets, Less Liabilities — (45.04)%		(13,778,916)

NET ASSETS — 100.00%		$30,595,701

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Schedule 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $47,148,286. Net unrealized depreciation was $2,773,669, of which $ — represented gross unrealized appreciation on securities and $2,773,669 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® INTEREST RATE HEDGED HIGH YIELD BOND ETF

October 31, 2016

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended October 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares iBoxx $ High Yield Corporate Bond ETF	551,870	51,670	(259,294)	344,246	$29,612,040	$1,975,757	$(2,404,768)

Schedule 2 — Swaps Contracts (Note 5)

Centrally cleared short interest rate swaps outstanding as of October 31, 2016 were as follows:

Fixed rate[a]	Floating rate[a]	Clearinghouse	Expiration date	Notional amount	Value	Premiums paid (received)	Unrealized appreciation (depreciation)
1.01%	3-month LIBOR	Chicago Mercantile	12/08/2018	$(14,500,000)	$29,124	$3,504	$25,620
1.17%	3-month LIBOR	Chicago Mercantile	12/08/2021	(11,000,000)	109,393	5,479	103,914
1.44%	3-month LIBOR	Chicago Mercantile	12/08/2026	(2,750,000)	76,409	(2,193)	78,602

					Net unrealized appreciation		$208,136

[a]	The Fund pays the fixed rate and receives the floating rate.

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$29,612,040	$—	$—	$29,612,040
Money market funds	14,762,577	—	—	14,762,577

Total	$44,374,617	$—	$—	$44,374,617

Derivative financial instruments[a]:
Assets:
Centrally cleared interest rate swaps	$—	$208,136	$—	$208,136

Total	$—	$208,136	$—	$208,136

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® INTEREST RATE HEDGED CORPORATE BOND ETF

October 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 93.84%

EXCHANGE-TRADED FUNDS — 93.84%
iShares iBoxx $ Investment Grade Corporate Bond ETF[a]	251,108	$30,379,046

		30,379,046

TOTAL INVESTMENT COMPANIES
(Cost: $29,750,331)		30,379,046

SHORT-TERM INVESTMENTS — 3.53%
MONEY MARKET FUNDS — 3.53%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[b,c]	1,142,609	1,142,609

		1,142,609

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,142,609)		1,142,609

TOTAL INVESTMENTS IN SECURITIES — 97.37%
(Cost: $30,892,940)[d]		31,521,655
Other Assets, Less Liabilities — 2.63%		850,017

NET ASSETS — 100.00%		$32,371,672

[a]	Affiliated issuer. See Schedule 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $30,892,940. Net unrealized appreciation was $628,715, of which $628,715 represented gross unrealized appreciation on securities and $ — represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® INTEREST RATE HEDGED CORPORATE BOND ETF

October 31, 2016

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended October 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares iBoxx $ Investment Grade Corporate Bond ETF	151,666	377,044	(277,602)	251,108	$30,379,046	$1,012,567	$965,745

Schedule 2 — Swaps Contracts (Note 5)

Centrally cleared short interest rate swaps outstanding as of October 31, 2016 were as follows:

Fixed rate[a]	Floating rate[a]	Clearinghouse	Expiration date	Notional amount	Value	Premiums paid (received)	Unrealized appreciation (depreciation)
1.01%	3-month LIBOR	Chicago Mercantile	12/08/2018	$(5,000,000)	$10,043	$1,030	$9,013
1.17%	3-month LIBOR	Chicago Mercantile	12/08/2021	(10,000,000)	99,449	2,969	96,480
1.44%	3-month LIBOR	Chicago Mercantile	12/08/2026	(9,500,000)	263,957	4,037	259,920
1.70%	3-month LIBOR	Chicago Mercantile	12/08/2036	(4,500,000)	252,005	(13,203)	265,208
1.77%	3-month LIBOR	Chicago Mercantile	12/08/2046	(1,300,000)	98,971	(9,213)	108,184

					Net unrealized appreciation		$738,805

[a]	The Fund pays the fixed rate and receives the floating rate.

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$30,379,046	$—	$—	$30,379,046
Money market funds	1,142,609	—	—	1,142,609

Total	$31,521,655	$—	$—	$31,521,655

Derivative financial instruments[a]:
Assets:
Centrally cleared interest rate swaps	$—	$738,805	$—	$738,805

Total	$—	$738,805	$—	$738,805

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® U.S. ETF TRUST

October 31, 2016

	iShares Interest Rate Hedged High Yield Bond ETF	iShares Interest Rate Hedged Corporate Bond ETF

ASSETS
Investments, at cost:
Affiliated (Note 2)	$47,128,294	$30,892,940

Total cost of investments	$47,128,294	$30,892,940

Investments in securities, at fair value (including securities on loana) (Note 1):
Affiliated (Note 2)	$44,374,617	$31,521,655

Total fair value of investments	44,374,617	31,521,655
Cash	1,000	9,000
Cash pledged for centrally cleared swaps	321,000	887,000
Receivables:
Investment securities sold	688	—
Dividends	9,791	238

Total Assets	44,707,096	32,417,893

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	14,098,316	—
Investment advisory fees (Note 2)	1,307	2,745
Variation margin on centrally cleared swaps	11,772	43,476

Total Liabilities	14,111,395	46,221

NET ASSETS	$30,595,701	$32,371,672

Net assets consist of:
Paid-in capital	$35,747,898	$33,642,660
Undistributed net investment income	5,770	—
Accumulated net realized loss	(2,612,426)	(2,638,508)
Net unrealized appreciation (depreciation)	(2,545,541)	1,367,520

NET ASSETS	$30,595,701	$32,371,672

Shares outstanding[b]	350,000	350,000

Net asset value per share	$87.42	$92.49

[a]	Securities on loan with values of $13,703,244 and $ —, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	15

Statements of Operations

iSHARES® U.S. ETF TRUST

Year ended October 31, 2016

	iShares Interest Rate Hedged High Yield Bond ETF	iShares Interest Rate Hedged Corporate Bond ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$1,977,100	$1,014,009
Securities lending income — affiliated — net (Note 2)	73,162	2,730

Total investment income	2,050,262	1,016,739

EXPENSES
Investment advisory fees (Note 2)	228,766	98,162

Total expenses	228,766	98,162
Less investment advisory fees waived (Note 2)	(211,056)	(65,374)

Net expenses	17,710	32,788

Net investment income	2,032,552	983,951

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated (Note 2)	(155,844)	(76,905)
In-kind redemptions — affiliated (Note 2)	(2,248,235)	1,042,650
Swap agreements	(1,004,320)	(2,409,631)
Realized gain distributions from affiliated funds	1	1

Net realized loss	(3,408,398)	(1,443,885)

Net change in unrealized appreciation/depreciation on:
Investments	1,480,239	1,009,563
Swap agreements	514,327	987,742

Net change in unrealized appreciation/depreciation	1,994,566	1,997,305

Net realized and unrealized gain (loss)	(1,413,832)	553,420

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$618,720	$1,537,371

See notes to financial statements.

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® U.S. ETF TRUST

	iShares Interest Rate Hedged High Yield Bond ETF		iShares Interest Rate Hedged Corporate Bond ETF
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,032,552	$4,163,846	$983,951	$534,132
Net realized loss	(3,408,398)	(4,670,072)	(1,443,885)	(625,149)
Net change in unrealized appreciation/depreciation	1,994,566	(3,585,724)	1,997,305	(536,370)

Net increase (decrease) in net assets resulting from operations	618,720	(4,091,950)	1,537,371	(627,387)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,756,097)	(4,084,037)	(731,888)	(502,154)
Return of capital	—	(30,974)	—	(24,646)

Total distributions to shareholders	(1,756,097)	(4,115,011)	(731,888)	(526,800)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,362,805	79,304,038	45,014,948	19,042,441
Cost of shares redeemed	(20,844,250)	(66,501,133)	(31,875,441)	(9,256,512)

Net increase (decrease) in net assets from capital share transactions	(16,481,445)	12,802,905	13,139,507	9,785,929

INCREASE (DECREASE) IN NET ASSETS	(17,618,822)	4,595,944	13,944,990	8,631,742

NET ASSETS
Beginning of year	48,214,523	43,618,579	18,426,682	9,794,940

End of year	$30,595,701	$48,214,523	$32,371,672	$18,426,682

Undistributed net investment income included in net assets at end of year	$5,770	$—	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	50,000	850,000	500,000	200,000
Shares redeemed	(250,000)	(750,000)	(350,000)	(100,000)

Net increase (decrease) in shares outstanding	(200,000)	100,000	150,000	100,000

See notes to financial statements.

FINANCIAL STATEMENTS	17

Financial Highlights

iSHARES® U.S. ETF TRUST

(For a share outstanding throughout each period)

iShares Interest Rate Hedged High Yield Bond ETF

	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Period from May 27, 2014[a] to Oct. 31, 2014
Net asset value, beginning of period	$87.66	$96.93	$100.10

Income from investment operations:
Net investment income[b]	4.86	4.80	1.86
Net realized and unrealized loss[c]	(0.94)	(9.29)	(2.87)

Total from investment operations	3.92	(4.49)	(1.01)

Less distributions from:
Net investment income	(4.16)	(4.74)	(2.15)
Return of capital	—	(0.04)	(0.01)

Total distributions	(4.16)	(4.78)	(2.16)

Net asset value, end of period	$87.42	$87.66	$96.93

Total return	4.73%	(4.77)%	(1.03)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$30,596	$48,215	$43,619
Ratio of expenses to average net assets[e,f]	0.05%	0.06%	0.06%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets[e]	5.78%	5.21%	4.41%
Portfolio turnover rate[g,h]	0%[i]	3%	3%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. These ratios do not include these indirect fees and expenses.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[h]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 171 for the portfolio turnover rates of the underlying fund.
[i]	Rounds to less than 1%.

See notes to financial statements.

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® U.S. ETF TRUST

(For a share outstanding throughout each period)

iShares Interest Rate Hedged Corporate Bond ETF

	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Period from May 27, 2014[a] to Oct. 31, 2014
Net asset value, beginning of period	$92.13	$97.95	$100.32

Income from investment operations:
Net investment income[b]	2.74	2.95	1.32
Net realized and unrealized loss[c]	(0.29)	(5.82)	(2.36)

Total from investment operations	2.45	(2.87)	(1.04)

Less distributions from:
Net investment income	(2.09)	(2.81)	(1.32)
Return of capital	—	(0.14)	(0.01)

Total distributions	(2.09)	(2.95)	(1.33)

Net asset value, end of period	$92.49	$92.13	$97.95

Total return	2.70%	(2.97)%	(1.05)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$32,372	$18,427	$9,795
Ratio of expenses to average net assets[e,f]	0.10%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets[e]	3.01%	3.12%	3.09%
Portfolio turnover rate[g,h]	2%	8%	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. These ratios do not include these indirect fees and expenses.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[h]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 172 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	19

Notes to Financial Statements

iSHARES® U.S. ETF TRUST

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated June 21, 2011.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Interest Rate Hedged High Yield Bond	Diversified
Interest Rate Hedged Corporate Bond	Diversified

Currently each Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an exchange-traded fund of iShares Trust (an “underlying fund”), an affiliate of the Funds. The financial statements and schedules of investments for the underlying funds can be found elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions from underlying funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On October 11, 2016, BlackRock, Inc. (“BlackRock”) implemented changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting the cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2016 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund,

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of October 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Interest Rate Hedged High Yield Bond
JPMorgan Securities LLC	$13,703,244	$13,703,244	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the iShares Interest Rate Hedged High Yield Bond ETF, BFA is entitled to an annual investment advisory fee of 0.65% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to reduce its investment advisory fee for the Fund through February 28, 2022 so that the investment management fee is equal to the acquired fund fees and expenses that would have been experienced by the Fund related to its investments in the iShares iBoxx $ High Yield Corporate Bond ETF (“HYG”), after taking into account any fee waivers by HYG, plus 0.05%.

For its investment advisory services to the iShares Interest Rate Hedged Corporate Bond ETF, BFA is entitled to an annual investment advisory fee of 0.30% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays acquired fund fees and expenses. BFA has contractually agreed to reduce its investment advisory fee for the Fund through February 28, 2022 so that the investment advisory fee is equal to the acquired fund fees and expenses that would have been experienced by the Fund related to its investments in the iShares iBoxx $ Investment Grade Corporate Bond ETF (“LQD”), after taking into account any fee waivers by LQD, plus 0.10%.

The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Interest Rate Hedged High Yield Bond	$19,011
Interest Rate Hedged Corporate Bond	1,153

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends — affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2016 were as follows:

iShares ETF	Purchases	Sales
Interest Rate Hedged High Yield Bond	$132,354	$793,767
Interest Rate Hedged Corporate Bond	648,809	2,235,585

In-kind transactions (see Note 4) for the year ended October 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Interest Rate Hedged High Yield Bond	$4,241,372	$20,266,905
Interest Rate Hedged Corporate Bond	43,066,190	30,732,632

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	INTEREST RATE SWAPS

Each Fund may enter into short positions in interest rate swaps in an attempt to mitigate interest rate risk by economically hedging the value of fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Swap agreements are privately negotiated in the over-the-counter market. Each Fund enters into centrally cleared interest rate swaps.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (“CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the schedules of investments and cash deposited is recorded on the statements of assets and liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the statements of assets and liabilities. Payments received from (paid to) the CCP, including at termination, are recorded as realized gain (loss) in the statements of operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the statements of assets and liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

The following table shows the value of interest rate swaps held as of October 31, 2016 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
	iShares Interest Rate Hedged High Yield Bond ETF	iShares Interest Rate Hedged Corporate Bond ETF
Centrally cleared interest rate swaps:
Variation margin / Net assets consist of – net unrealized appreciation (depreciation)[a]	$208,136	$738,805

[a]	Represents cumulative appreciation of centrally cleared interest rate swaps as reported in the schedules of investments. Only current day’s variation margin is reported separately within the statements of assets and liabilities.

The following table shows the realized and unrealized gains (losses) on interest rate swaps held during the year ended October 31, 2016 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares Interest Rate Hedged High Yield Bond ETF	iShares Interest Rate Hedged Corporate Bond ETF
Centrally cleared interest rate swaps:
Swap agreements	$(1,004,320)	$(2,409,631)

	Net Change in Unrealized Appreciation/Depreciation
	iShares Interest Rate Hedged High Yield Bond ETF	iShares Interest Rate Hedged Corporate Bond ETF
Centrally cleared interest rate swaps:
Swap agreements	$514,327	$987,742

The following table shows the average quarter-end balances of open interest rate swaps for the year ended October 31, 2016:

	iShares Interest Rate Hedged High Yield Bond ETF	iShares Interest Rate Hedged Corporate Bond ETF
Average notional value – pays fixed rate	$34,929,000	$27,329,000

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

6.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by virtue of its investment in equity, fixed income and/or financial derivative instruments or indirectly by virtue of its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

October 31, 2016, attributable to distributions paid in excess of taxable income, the accounting for swap agreements and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Interest Rate Hedged High Yield Bond	$(2,299,919)	$(270,685)	$2,570,604
Interest Rate Hedged Corporate Bond	898,761	(252,063)	(646,698)

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 was as follows:

iShares ETF	2016	2015
Interest Rate Hedged High Yield Bond
Ordinary income	$1,756,097	$4,084,037
Return of capital	—	30,974

	$1,756,097	$4,115,011

Interest Rate Hedged Corporate Bond
Ordinary income	$731,888	$502,154
Return of capital	—	24,646

	$731,888	$526,800

As of October 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
Interest Rate Hedged High Yield Bond	$5,770	$(2,592,434)	$(2,565,533)	$(5,152,197)
Interest Rate Hedged Corporate Bond	—	(2,638,508)	1,367,520	(1,270,988)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2016, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Interest Rate Hedged High Yield Bond	$2,592,434
Interest Rate Hedged Corporate Bond	2,638,508

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares U.S. ETF Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Interest Rate Hedged High Yield Bond ETF and iShares Interest Rate Hedged Corporate Bond ETF (the “Funds”) at October 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2016

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® U.S. ETF TRUST

For the fiscal year ended October 31, 2016, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest- Related Dividends
Interest Rate Hedged High Yield Bond	$1,140,319
Interest Rate Hedged Corporate Bond	677,227

Board Review and Approval of Investment Advisory Contract

iSHARES® U.S. ETF TRUST

I. iShares Interest Rate Hedged High Yield Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	31

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® U.S. ETF TRUST

not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board further noted that the Fund’s pricing reflects its interest rate hedging strategy, as compared to the competitor funds as determined by Broadridge, which are not interest rate hedged.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that during the prior year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its peer group and benchmark index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group and benchmark index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® U.S. ETF TRUST

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive”

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	33

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® U.S. ETF TRUST

nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares Interest Rate Hedged Corporate Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® U.S. ETF TRUST

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board further noted that the Fund’s Peer Group contained only four comparison funds identified by Broadridge, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that during the prior year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its peer group and benchmark index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group and benchmark index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	35

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® U.S. ETF TRUST

considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® U.S. ETF TRUST

the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	37

Supplemental Information (Unaudited)

iSHARES® U.S. ETF TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Interest Rate Hedged High Yield Bond	$3.952917	$—	$0.203537	$4.156454	95%	—%	5%	100%
Interest Rate Hedged Corporate Bond	2.038168	—	0.049303	2.087471	98	—	2	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® U.S. ETF TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Interest Rate Hedged High Yield Bond ETF

Period Covered: May 27, 2014 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	4	0.67%
Greater than 1.0% and Less than 1.5%	5	0.84
Greater than 0.5% and Less than 1.0%	15	2.53
Between 0.5% and –0.5%	567	95.45
Less than –0.5% and Greater than –1.0%	1	0.17
Less than –1.0% and Greater than –1.5%	2	0.34

	594	100.00%

iShares Interest Rate Hedged Corporate Bond ETF

Period Covered: May 27, 2014 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	16	2.69%
Greater than –1.5% and Less than –2.0%	1	0.17
Greater than –1.0% and Less than –1.5%	8	1.35
Greater than –0.5% and Less than –1.0%	9	1.52
Between 0.5% and –0.5%	556	93.59
Less than –0.5% and Greater than –1.0%	2	0.34
Less than –1.0%	2	0.34

	594	100.00%

SUPPLEMENTAL INFORMATION	39

Trustee and Officer Information

iSHARES® U.S. ETF TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees a total of 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. Mr. Lawton also serves as an Advisory Board Member for iShares, Inc. and iShares Trust with respect to 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee, Advisory Board Member and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2011).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).

Mark Wiedman[b] (45)	Trustee (since 2013)	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2011); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares Inc. and iShares Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (73)	Trustee (since 2011); Audit Committee Chair (since 2011).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2011); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).

John E. Martinez (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).

TRUSTEE AND OFFICER INFORMATION	41

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years

Madhav V. Rajan (52)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2011).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (54)	Executive Vice President (since 2011).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

Advisory Board Member

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Advisory Board Member During the Past 5 Years
Drew E. Lawton (57)	Advisory Board Member (since 2016).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Advisory Board Member of iShares, Inc. (since 2016); Advisory Board Member of iShares Trust (since 2016); Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds (124 portfolios) (March 2016-October 2016).

TRUSTEE AND OFFICER INFORMATION	43

Additional Financial Information

Schedules of Investments (Unaudited)

October 31, 2016

Statements of Assets and Liabilities (Unaudited)

October 31, 2016

Audited Financial Statements

February 29, 2016

iShares Trust

iShares iBoxx $ High Yield Corporate Bond ETF  |  HYG  |  NYSE Arca

iShares iBoxx $ Investment Grade Corporate Bond ETF  |  LQD  |  NYSE Arca

Schedule of Investments (Unaudited)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 97.40%

ADVERTISING — 0.43%
inVentiv Health Inc.
9.00%, 01/15/18 (Call 12/01/16)[a]	$8,225	$8,327,813
Lamar Media Corp.
5.00%, 05/01/23 (Call 05/01/18)[b]	8,737	9,150,151
5.38%, 01/15/24 (Call 01/15/19)[b]	8,923	9,346,842
5.88%, 02/01/22 (Call 02/01/17)[b]	7,996	8,275,860
Series WI
5.75%, 02/01/26 (Call 02/01/21)[b]	6,513	6,956,861
Outfront Media Capital LLC/Outfront Media Capital Corp.
5.25%, 02/15/22 (Call 02/15/17)[b]	9,315	9,687,600
5.63%, 02/15/24 (Call 02/15/19)	8,342	8,633,970
5.88%, 03/15/25 (Call 09/15/19)[b]	7,530	7,852,117

		68,231,214
AEROSPACE & DEFENSE — 0.72%
KLX Inc.
5.88%, 12/01/22 (Call 12/01/17)[a,b]	21,119	21,552,499
Meccanica Holdings USA Inc.
6.25%, 07/15/19[a,b]	7,160	7,840,200
TransDigm Inc.
5.50%, 10/15/20 (Call 12/01/16)[b]	9,200	9,467,056
6.00%, 07/15/22 (Call 07/15/17)[b]	19,476	20,297,887
6.38%, 06/15/26 (Call 06/15/21)[a,b]	17,057	17,471,485
6.50%, 07/15/24 (Call 07/15/19)[b]	20,302	21,255,896
6.50%, 05/15/25 (Call 05/15/20)[b]	8,120	8,465,100

Security	Principal (000s)	Value
7.50%, 07/15/21 (Call 12/01/16)[b]	$8,068	$8,539,086

		114,889,209
AIRLINES — 0.28%
Air Canada
7.75%, 04/15/21[a,b]	6,527	7,181,060
American Airlines Group Inc.
4.63%, 03/01/20[a,b]	8,303	8,352,299
5.50%, 10/01/19[a,b]	12,669	13,080,742
6.13%, 06/01/18[b]	7,763	8,075,137
Continental Airlines Inc. 2012-3 Pass Through Trust Class C
6.13%, 04/29/18	7,023	7,367,127

		44,056,365
APPAREL — 0.31%
Hanesbrands Inc.
4.63%, 05/15/24 (Call 02/15/24)[a,b]	15,188	15,479,792
4.88%, 05/15/26 (Call 02/15/26)[a,b]	15,301	15,543,903
Levi Strauss & Co.
5.00%, 05/01/25 (Call 05/01/20)	8,736	9,026,869
6.88%, 05/01/22 (Call 05/01/17)[b]	8,821	9,278,984

		49,329,548
AUTO MANUFACTURERS — 0.69%
Fiat Chrysler Automobile NV
4.50%, 04/15/20[b]	25,543	26,152,104
Fiat Chrysler Automobiles NV
5.25%, 04/15/23[b]	24,990	25,489,800
Jaguar Land Rover Automotive PLC
3.50%, 03/15/20 (Call 12/15/19)[a,b]	9,200	9,352,611
4.13%, 12/15/18[a,b]	12,222	12,516,765
4.25%, 11/15/19[a,b]	8,640	8,965,080
5.63%, 02/01/23 (Call 02/01/18)[a,b]	7,950	8,208,375
Navistar International Corp.
8.25%, 11/01/21 (Call 12/01/16)[b]	19,907	19,556,553

		110,241,288

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
AUTO PARTS & EQUIPMENT — 1.17%
Allison Transmission Inc.
5.00%, 10/01/24 (Call 10/01/19)[a]	$17,160	$17,503,200
American Axle & Manufacturing Inc.
6.25%, 03/15/21 (Call 12/01/16)[b]	6,239	6,498,587
6.63%, 10/15/22 (Call 10/15/17)[b]	9,025	9,510,094
Dana Inc.
5.38%, 09/15/21 (Call 12/01/16)[b]	7,202	7,490,080
5.50%, 12/15/24 (Call 12/15/19)[b]	9,550	9,863,139
Goodyear Tire & Rubber Co. (The)
5.00%, 05/31/26 (Call 05/31/21)[b]	15,045	15,124,123
5.13%, 11/15/23 (Call 11/15/18)[b]	17,575	18,090,505
7.00%, 05/15/22 (Call 05/15/17)	10,196	10,753,301
Lear Corp.
4.75%, 01/15/23 (Call 01/15/18)[b]	1,567	1,625,762
5.25%, 01/15/25 (Call 01/15/20)	1,827	1,959,457
Schaeffler Finance BV
4.25%, 05/15/21 (Call 05/15/17)[a]	12,850	13,219,437
4.75%, 05/15/23 (Call 05/15/18)[a,b]	9,100	9,361,625
ZF North America Capital Inc.
4.00%, 04/29/20[a,b]	18,049	19,019,134
4.50%, 04/29/22[a,b]	18,394	19,459,741
4.75%, 04/29/25[a]	25,176	26,560,680

		186,038,865
BANKS — 2.07%
BPCE SA
VRN, (3 mo. LIBOR US + 12.980%)
12.50%, 08/29/49 (Call 09/30/19)[a,b,c]	7,610	9,624,824

Security	Principal (000s)	Value
CIT Group Inc.
3.88%, 02/19/19[b]	$18,158	$18,428,607
4.25%, 08/15/17[b]	1,694	1,716,662
5.00%, 08/15/22[b]	21,634	23,013,167
5.00%, 08/01/23[b]	15,455	16,461,121
5.25%, 03/15/18[b]	24,294	25,053,187
5.38%, 05/15/20[b]	12,687	13,576,345
5.50%, 02/15/19[a]	31,276	32,882,948
6.63%, 04/01/18[a]	12,401	13,087,420
Credit Agricole SA
VRN, (3 mo. LIBOR US + 6.982%)
8.38%, 10/29/49 (Call 10/13/19)[a,b,c]	18,488	20,805,317
Fifth Third Bancorp.
VRN, (3 mo. LIBOR US + 3.033%)
5.10%, 12/29/49 (Call 06/30/23)[b,c]	10,141	9,783,479
Royal Bank of Scotland Group PLC
5.13%, 05/28/24[b]	40,110	39,591,093
6.00%, 12/19/23[b]	35,652	36,735,585
6.10%, 06/10/23	16,987	17,586,283
6.13%, 12/15/22	39,652	41,835,525
Royal Bank of Scotland NV (The)
4.65%, 06/04/18[b]	9,150	9,381,888

		329,563,451
BEVERAGES — 0.52%
Constellation Brands Inc.
3.75%, 05/01/21[b]	8,420	8,902,466
3.88%, 11/15/19[b]	5,186	5,445,300
4.25%, 05/01/23	18,335	19,343,425
4.75%, 11/15/24[b]	8,231	9,040,872
4.75%, 12/01/25[b]	6,309	6,933,053
6.00%, 05/01/22	11,180	12,946,839
Cott Beverages Inc.
5.38%, 07/01/22 (Call 07/01/17)[b]	9,028	9,215,143
6.75%, 01/01/20 (Call 01/01/17)[b]	10,030	10,418,663

		82,245,761
BIOTECHNOLOGY — 0.10%
Concordia International Corp.
7.00%, 04/15/23 (Call 04/15/18)[a,b]	13,401	8,048,976

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
9.50%, 10/21/22 (Call 12/15/18)[a,b]	$13,570	$8,321,520

		16,370,496
BUILDING MATERIALS — 0.84%
Builders FirstSource Inc.
5.63%, 09/01/24 (Call 09/01/19)[a,b]	13,040	13,182,865
Masco Corp.
3.50%, 04/01/21 (Call 03/01/21)[b]	7,115	7,285,760
4.38%, 04/01/26 (Call 01/01/26)[b]	8,100	8,455,333
4.45%, 04/01/25 (Call 01/01/25)[b]	9,150	9,573,188
5.95%, 03/15/22[b]	6,677	7,579,730
7.13%, 03/15/20[b]	8,615	9,874,944
Standard Industries Inc./NJ
5.13%, 02/15/21 (Call 02/15/18)[a,b]	8,473	8,891,354
5.38%, 11/15/24 (Call 11/15/19)[a,b]	19,446	20,156,994
5.50%, 02/15/23 (Call 02/15/19)[a,b]	7,935	8,252,400
6.00%, 10/15/25 (Call 10/15/20)[a,b]	20,117	21,534,243
Summit Materials LLC/Summit Materials Finance Corp.
6.13%, 07/15/23 (Call 07/15/18)[b]	10,507	10,795,943
USG Corp.
9.50%, 01/15/18	8,314	9,015,494

		134,598,248
CHEMICALS — 1.62%
Ashland LLC
3.88%, 04/15/18 (Call 03/15/18)[b]	10,400	10,660,000
4.75%, 08/15/22 (Call 05/15/22)[b]	23,123	23,917,969
Blue Cube Spinco Inc.
9.75%, 10/15/23 (Call 10/15/20)	12,222	14,277,740
10.00%, 10/15/25 (Call 10/15/20)[b]	8,729	10,428,536

Security	Principal (000s)	Value
Chemours Co. (The)
6.63%, 05/15/23 (Call 05/15/18)[b]	$22,135	$21,477,460
7.00%, 05/15/25 (Call 05/15/20)	13,020	12,581,592
Hexion Inc.
6.63%, 04/15/20 (Call 12/01/16)[b]	26,051	22,665,412
8.88%, 02/01/18 (Call 12/01/16)	15,352	14,630,324
Hexion Inc./Hexion Nova Scotia Finance ULC
9.00%, 11/15/20 (Call 12/01/16)	10,627	7,690,184
Huntsman International LLC
4.88%, 11/15/20 (Call 08/15/20)[b]	11,095	11,544,347
5.13%, 11/15/22 (Call 08/15/22)[b]	7,260	7,494,130
INEOS Group Holdings SA
5.63%, 08/01/24 (Call 08/01/19)[a,b]	10,000	9,897,500
5.88%, 02/15/19 (Call 12/01/16)[a,b]	10,425	10,620,469
NOVA Chemicals Corp.
5.00%, 05/01/25 (Call 01/31/25)[a,b]	8,555	8,651,244
5.25%, 08/01/23 (Call 08/01/18)[a,b]	8,159	8,281,385
Platform Specialty Products Corp.
6.50%, 02/01/22 (Call 02/01/18)[a,b]	19,752	19,159,440
10.38%, 05/01/21 (Call 05/01/18)[a]	7,929	8,581,491
Tronox Finance LLC
6.38%, 08/15/20 (Call 12/01/16)[b]	15,500	13,911,250
7.50%, 03/15/22 (Call 03/15/18)[a]	9,935	8,939,070
WR Grace & Co.-Conn
5.13%, 10/01/21[a,b]	12,382	13,195,674

		258,605,217

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
COAL — 0.33%
CONSOL Energy Inc.
5.88%, 04/15/22 (Call 04/15/17)	$31,976	$29,596,186
8.00%, 04/01/23 (Call 04/01/18)	8,670	8,615,451
Murray Energy Corp.
11.25%, 04/15/21 (Call 04/15/18)[a]	19,000	14,582,500

		52,794,137
COMMERCIAL SERVICES — 3.25%
ADT Corp. (The)
3.50%, 07/15/22[b]	17,492	16,591,162
4.13%, 06/15/23[b]	11,356	11,104,010
6.25%, 10/15/21[b]	17,316	18,955,825
APX Group Inc.
6.38%, 12/01/19 (Call 12/01/16)[b]	16,379	16,890,844
7.88%, 12/01/22 (Call 12/01/18)[b]	9,220	9,698,938
8.75%, 12/01/20 (Call 12/01/16)[b]	15,674	15,212,686
Ashtead Capital Inc.
5.63%, 10/01/24 (Call 10/01/19)[a,b]	9,135	9,614,588
6.50%, 07/15/22 (Call 07/15/17)[a,b]	17,011	17,882,814
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
5.13%, 06/01/22 (Call 06/01/17)[a,b]	6,577	6,461,903
5.50%, 04/01/23 (Call 04/01/18)[b]	11,341	11,246,492
Global A&T Electronics Ltd.
10.00%, 02/01/19 (Call 12/01/16)[a]	20,980	16,784,000
Harland Clarke Holdings Corp.
9.25%, 03/01/21 (Call 03/01/17)[a]	12,447	10,642,185
Herc Rentals Inc.
7.50%, 06/01/22 (Call 06/01/19)[a,b]	10,596	10,648,980
7.75%, 06/01/24 (Call 06/01/19)[a,b]	10,737	10,898,055

Security	Principal (000s)	Value
Hertz Corp. (The)
5.50%, 10/15/24 (Call 10/15/19)[a,b]	$16,360	$15,910,100
5.88%, 10/15/20 (Call 12/01/16)[b]	11,417	11,730,968
6.25%, 10/15/22 (Call 10/15/17)[b]	8,265	8,445,551
6.75%, 04/15/19 (Call 12/01/16)[b]	8,546	8,704,725
7.38%, 01/15/21 (Call 12/01/16)	8,350	8,599,240
Iron Mountain Inc.
5.75%, 08/15/24 (Call 08/15/17)[b]	16,773	17,156,682
6.00%, 08/15/23 (Call 08/15/18)[b]	9,811	10,445,211
Jaguar Holding Co. II/Pharmaceutical Product Development LLC
6.38%, 08/01/23 (Call 08/01/18)[a]	18,628	18,737,439
Laureate Education Inc.
10.00%, 09/01/19 (Call 12/01/16)[a,b]	24,682	23,127,508
Leidos Holdings Inc.
4.45%, 12/01/20 (Call 09/01/20)[b]	7,280	7,425,600
Prime Security Services Borrower LLC/Prime Finance Inc.
9.25%, 05/15/23 (Call 05/15/19)[a,b]	55,896	59,362,603
RR Donnelley & Sons Co.
6.00%, 04/01/24	6,820	6,479,000
7.00%, 02/15/22	1,360	1,371,560
7.88%, 03/15/21[b]	7,395	7,949,625
Service Corp. International/U.S.
5.38%, 01/15/22 (Call 07/15/17)[b]	7,310	7,608,491
5.38%, 05/15/24 (Call 05/15/19)[b]	15,675	16,548,322
United Rentals North America Inc.
4.63%, 07/15/23 (Call 07/15/18)[b]	18,470	19,063,349

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
5.50%, 07/15/25 (Call 07/15/20)[b]	$13,714	$13,885,425
5.50%, 05/15/27 (Call 05/15/22)	3,210	3,193,950
5.75%, 11/15/24 (Call 05/15/19)[b]	14,503	15,046,862
5.88%, 09/15/26 (Call 09/15/21)[b]	12,572	12,778,181
6.13%, 06/15/23 (Call 12/15/17)[b]	15,988	16,722,270
7.63%, 04/15/22 (Call 04/15/17)[b]	23,480	24,968,162

		517,893,306
COMPUTERS — 1.25%
Dell Inc.
4.63%, 04/01/21[b]	8,162	8,410,686
5.65%, 04/15/18	8,444	8,781,841
5.88%, 06/15/19[b]	10,248	10,936,081
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
5.88%, 06/15/21 (Call 06/15/18)[a,b]	28,931	30,400,695
7.13%, 06/15/24 (Call 06/15/19)[a,b]	28,642	31,265,060
NCR Corp.
4.63%, 02/15/21 (Call 02/15/17)[b]	8,163	8,285,288
5.00%, 07/15/22 (Call 07/15/17)	10,139	10,227,716
5.88%, 12/15/21 (Call 12/15/17)[b]	6,835	7,185,294
6.38%, 12/15/23 (Call 12/15/18)[b]	12,702	13,454,964
Western Digital Corp.
10.50%, 04/01/24 (Call 04/01/19)[a,b]	60,737	70,378,999

		199,326,624
COSMETICS & PERSONAL CARE — 0.16%
Avon International Operations Inc.
7.88%, 08/15/22 (Call 08/15/19)[a]	8,263	8,882,725

Security	Principal (000s)	Value
Avon Products Inc.
6.60%, 03/15/20[b]	$7,803	$8,015,144
7.00%, 03/15/23[b]	8,833	8,383,748

		25,281,617
DISTRIBUTION & WHOLESALE — 0.25%
HD Supply Inc.
5.25%, 12/15/21 (Call 12/15/17)[a]	21,602	22,918,890
5.75%, 04/15/24 (Call 04/15/19)[a,b]	16,832	17,673,600

		40,592,490
DIVERSIFIED FINANCIAL SERVICES — 4.44%
Aircastle Ltd.
4.63%, 12/15/18[b]	7,119	7,412,616
5.00%, 04/01/23[b]	8,685	8,961,791
5.13%, 03/15/21[b]	9,655	10,284,299
5.50%, 02/15/22	8,201	8,800,232
6.25%, 12/01/19[b]	8,200	8,917,500
Ally Financial Inc.
3.25%, 02/13/18	10,132	10,175,930
3.25%, 11/05/18	12,766	12,718,127
3.50%, 01/27/19[b]	12,659	12,674,824
3.60%, 05/21/18[b]	16,755	16,879,573
3.75%, 11/18/19[b]	13,561	13,594,902
4.13%, 03/30/20[b]	12,740	12,947,025
4.13%, 02/13/22[b]	11,281	11,307,830
4.25%, 04/15/21[b]	10,382	10,472,843
4.63%, 05/19/22[b]	8,183	8,382,854
4.63%, 03/30/25[b]	8,602	8,730,489
4.75%, 09/10/18[b]	12,275	12,618,782
5.13%, 09/30/24[b]	13,193	13,901,258
5.75%, 11/20/25 (Call 10/20/25)[b]	17,758	18,187,680
6.25%, 12/01/17	14,530	15,088,551
7.50%, 09/15/20	9,425	10,646,625
8.00%, 12/31/18[b]	8,725	9,537,516
8.00%, 03/15/20[b]	17,625	19,985,492
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.88%, 03/15/19 (Call 12/01/16)	22,818	22,766,504
5.88%, 02/01/22 (Call 08/01/17)[b]	23,446	22,369,460

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
6.00%, 08/01/20 (Call 02/01/17)[b]	$29,587	$29,383,619
Jefferies Finance LLC/JFIN Co-Issuer Corp.
6.88%, 04/15/22 (Call 04/15/17)[a]	7,130	6,746,763
7.38%, 04/01/20 (Call 12/01/16)[a,b]	11,321	11,236,093
7.50%, 04/15/21 (Call 10/15/17)[a,b]	7,550	7,390,911
Lincoln Finance Ltd.
7.38%, 04/15/21 (Call 04/15/18)[a,b]	8,350	8,984,531
Nationstar Mortgage LLC/Nationstar Capital Corp.
6.50%, 08/01/18 (Call 12/01/16)[b]	7,808	7,915,360
6.50%, 07/01/21 (Call 01/01/17)[b]	10,190	10,069,891
7.88%, 10/01/20 (Call 12/01/16)[b]	6,350	6,482,103
Navient Corp.
4.63%, 09/25/17	682	692,230
4.88%, 06/17/19[b]	16,790	16,978,887
5.00%, 10/26/20[b]	8,262	8,169,053
5.50%, 01/15/19	21,455	21,937,737
5.50%, 01/25/23[b]	15,691	14,200,355
5.88%, 03/25/21[b]	8,764	8,742,090
5.88%, 10/25/24	8,683	7,749,578
6.13%, 03/25/24[b]	14,905	13,638,075
6.63%, 07/26/21[b]	12,395	12,472,469
7.25%, 01/25/22[b]	14,743	14,908,859
7.25%, 09/25/23	9,755	9,584,288
8.00%, 03/25/20	26,054	28,268,590
8.45%, 06/15/18[b]	40,817	44,133,381
OneMain Financial Holdings LLC
6.75%, 12/15/19 (Call 12/15/16)[a]	11,856	12,270,960
7.25%, 12/15/21 (Call 12/15/17)[a,b]	13,330	13,796,550
Quicken Loans Inc.
5.75%, 05/01/25 (Call 05/01/20)[a,b]	21,529	21,201,873

Security	Principal (000s)	Value
Springleaf Finance Corp.
5.25%, 12/15/19[b]	$13,343	$13,387,476
6.90%, 12/15/17	17,622	18,443,901
7.75%, 10/01/21[b]	11,250	11,700,000
8.25%, 12/15/20[b]	17,035	18,473,251

		706,321,577
ELECTRIC — 3.31%
AES Corp./VA
4.88%, 05/15/23 (Call 05/15/18)[b]	12,038	11,974,078
5.50%, 03/15/24 (Call 03/15/19)[b]	12,549	12,657,549
5.50%, 04/15/25 (Call 04/15/20)[b]	11,309	11,366,427
6.00%, 05/15/26 (Call 05/15/21)[b]	8,515	8,790,770
7.38%, 07/01/21 (Call 06/01/21)	16,933	19,091,958
8.00%, 06/01/20[b]	9,025	10,469,000
Calpine Corp.
5.25%, 06/01/26 (Call 06/01/21)[a,b]	11,053	11,218,795
5.38%, 01/15/23 (Call 10/15/18)[b]	21,272	21,059,280
5.50%, 02/01/24 (Call 02/01/19)[b]	11,450	11,188,752
5.75%, 01/15/25 (Call 10/15/19)[b]	27,307	26,590,191
5.88%, 01/15/24 (Call 11/01/18)[a,b]	8,351	8,804,340
6.00%, 01/15/22 (Call 12/01/16)[a,b]	13,030	13,620,389
7.88%, 01/15/23 (Call 01/15/17)[a,b]	8,283	8,666,886
DPL Inc.
7.25%, 10/15/21 (Call 07/15/21)[b]	13,707	14,306,681
Dynegy Inc.
5.88%, 06/01/23 (Call 06/01/18)	8,681	7,655,557
6.75%, 11/01/19 (Call 05/01/17)[b]	37,573	37,991,837
7.38%, 11/01/22 (Call 11/01/18)[b]	31,269	30,252,757

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
7.63%, 11/01/24 (Call 11/01/19)[b]	$23,473	$22,534,080
8.00%, 01/15/25 (Call 01/15/20)[a,b]	15,100	14,571,500
Enel SpA
VRN, (5 year USD Swap + 5.880%)
8.75%, 09/24/73 (Call 09/24/23)[a,b,c]	22,857	26,685,548
FirstEnergy Corp.
Series A
2.75%, 03/15/18 (Call 02/15/18)	9,400	9,496,879
Series B
4.25%, 03/15/23 (Call 12/15/22)[b]	12,675	13,434,684
FirstEnergy Transmission LLC
4.35%, 01/15/25 (Call 10/15/24)[a,b]	10,350	10,939,972
GenOn Energy Inc.
9.50%, 10/15/18	10,730	8,516,938
9.88%, 10/15/20 (Call 12/01/16)[b]	8,850	6,609,844
IPALCO Enterprises Inc.
3.45%, 07/15/20 (Call 06/15/20)[b]	5,186	5,302,166
5.00%, 05/01/18 (Call 04/01/18)[b]	6,250	6,515,625
NRG Energy Inc.
6.25%, 07/15/22 (Call 07/15/18)[b]	16,984	16,933,580
6.25%, 05/01/24 (Call 05/01/19)[b]	13,118	12,757,255
6.63%, 03/15/23 (Call 09/15/17)[b]	16,486	16,444,785
6.63%, 01/15/27 (Call 07/15/21)[a,b]	22,365	20,918,208
7.25%, 05/15/26 (Call 05/15/21)[a,b]	18,212	17,896,204
7.88%, 05/15/21 (Call 12/01/16)[b]	4,787	5,002,415
Talen Energy Supply LLC
4.60%, 12/15/21 (Call 09/15/21)[b]	12,327	10,100,470

Security	Principal (000s)	Value
4.63%, 07/15/19 (Call 12/01/16)[a,b]	$20,941	$19,893,202
6.50%, 05/01/18	7,075	7,330,639
6.50%, 06/01/25 (Call 06/01/20)[b]	10,895	9,009,375

		526,598,616
ELECTRICAL COMPONENTS & EQUIPMENT — 0.18%
Anixter Inc.
5.13%, 10/01/21[b]	6,514	6,803,995
Edgewell Personal Care Co.
4.70%, 05/19/21[b]	11,424	12,022,915
4.70%, 05/24/22	9,140	9,514,486

		28,341,396
ENERGY – ALTERNATE SOURCES — 0.10%
TerraForm Power Operating LLC
6.38%, 02/01/23 (Call 02/01/18)[a,b,d]	15,659	15,698,148

		15,698,148
ENGINEERING & CONSTRUCTION — 0.38%
AECOM
5.75%, 10/15/22 (Call 10/15/17)[b]	13,580	14,190,602
5.88%, 10/15/24 (Call 07/15/24)[b]	13,525	14,180,962
SBA Communications Corp.
4.88%, 07/15/22 (Call 07/15/17)[b]	13,057	13,318,140
4.88%, 09/01/24 (Call 09/01/19)[a]	18,270	18,270,000

		59,959,704
ENTERTAINMENT — 1.52%
AMC Entertainment Holdings Inc.
5.88%, 11/15/26	6,390	6,413,963
Cinemark USA Inc.
4.88%, 06/01/23 (Call 06/01/18)	13,134	13,068,330
5.13%, 12/15/22 (Call 12/15/17)[b]	7,110	7,305,525
GLP Capital LP/GLP Financing II Inc.
4.38%, 11/01/18 (Call 08/01/18)[b]	9,191	9,533,508

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
4.38%, 04/15/21[b]	$7,661	$8,071,170
4.88%, 11/01/20 (Call 08/01/20)[b]	17,509	18,690,858
5.38%, 11/01/23 (Call 08/01/23)	9,214	9,858,980
5.38%, 04/15/26	17,830	19,024,528
International Game Technology
7.50%, 06/15/19[b]	9,233	10,227,584
International Game Technology PLC
5.63%, 02/15/20 (Call 11/15/19)[a,b]	11,102	11,749,042
6.25%, 02/15/22 (Call 08/15/21)[a,b]	25,191	26,756,293
6.50%, 02/15/25 (Call 08/15/24)[a,b]	21,878	23,737,630
Regal Entertainment Group
5.75%, 03/15/22 (Call 03/15/17)[b]	13,232	13,696,671
Scientific Games International Inc.
7.00%, 01/01/22 (Call 01/01/18)[a,b]	17,216	18,256,707
10.00%, 12/01/22 (Call 12/01/18)[b]	38,115	35,351,662
WMG Acquisition Corp.
6.75%, 04/15/22 (Call 04/15/17)[a,b]	9,916	10,463,859

		242,206,310
ENVIRONMENTAL CONTROL — 0.30%
Clean Harbors Inc.
5.13%, 06/01/21 (Call 12/01/16)[b]	13,908	14,220,930
5.25%, 08/01/20 (Call 12/01/16)[b]	12,983	13,298,627
Covanta Holding Corp.
5.88%, 03/01/24 (Call 03/01/19)[b]	6,997	6,848,755
6.38%, 10/01/22 (Call 04/01/17)[b]	7,237	7,363,647
7.25%, 12/01/20 (Call 12/01/16)[b]	6,104	6,271,860

		48,003,819

Security	Principal (000s)	Value
FOOD — 1.06%
Albertsons Companies LLC/Safeway Inc./New Albertson’s Inc./Albertson’s LLC
5.75%, 03/15/25 (Call 09/15/19)[a]	$21,430	$21,128,694
6.63%, 06/15/24 (Call 06/15/19)[a]	24,216	25,124,100
Aramark Services Inc.
5.75%, 03/15/20 (Call 12/01/16)[b]	891	916,616
Post Holdings Inc.
5.00%, 08/15/26 (Call 08/15/21)[a,b]	30,610	29,500,388
6.00%, 12/15/22 (Call 06/15/18)[a]	11,170	11,761,662
6.75%, 12/01/21 (Call 12/01/17)[a]	16,230	17,317,642
7.75%, 03/15/24 (Call 09/15/18)[a,b]	14,156	15,642,380
8.00%, 07/15/25 (Call 07/15/20)[a]	7,930	9,013,294
Smithfield Foods Inc.
5.25%, 08/01/18 (Call 12/01/16)[a,b]	1,506	1,520,369
6.63%, 08/15/22 (Call 08/15/17)	15,287	16,119,099
TreeHouse Foods Inc.
4.88%, 03/15/22 (Call 03/15/17)	7,054	7,316,762
6.00%, 02/15/24 (Call 02/15/19)[a]	13,038	13,787,685

		169,148,691
FOOD SERVICE — 0.11%
Aramark Services Inc.
4.75%, 06/01/26 (Call 06/01/21)[a,b]	9,478	9,409,758
5.13%, 01/15/24 (Call 01/15/19)	6,866	7,192,135
5.13%, 01/15/24 (Call 01/15/19)[a]	570	597,075

		17,198,968

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
GAS — 0.22%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.63%, 05/20/24 (Call 03/20/24)[b]	$11,709	$12,298,953
5.88%, 08/20/26 (Call 05/20/26)[b]	13,116	13,777,006
NGL Energy Partners LP/NGL Energy Finance Corp.
7.50%, 11/01/23 (Call 11/01/19)[a]	923	925,308
Sabine Pass LNG LP
6.50%, 11/01/20 (Call 11/30/16)[b]	7,055	7,308,133

		34,309,400
HEALTH CARE – PRODUCTS — 1.26%
Alere Inc.
6.38%, 07/01/23 (Call 07/01/18)[a,b]	7,430	7,706,936
6.50%, 06/15/20 (Call 12/01/16)	7,333	7,457,161
7.25%, 07/01/18 (Call 12/01/16)[b]	7,350	7,497,000
ConvaTec Healthcare E SA
10.50%, 12/15/18 (Call 12/01/16)[a]	13,057	13,163,322
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp.
8.13%, 06/15/21 (Call 06/15/18)[a,b]	16,985	15,579,877
Hologic Inc.
5.25%, 07/15/22 (Call 07/15/18)[a,b]	17,348	18,303,875
Kinetic Concepts Inc./KCI USA Inc.
7.88%, 02/15/21 (Call 02/15/18)[a,b]	9,526	10,315,070
9.63%, 10/01/21 (Call 10/01/18)[a]	33,850	32,707,562
12.50%, 11/01/21 (Call 05/01/19)[a]	8,680	8,376,200
Mallinckrodt International Finance SA
4.75%, 04/15/23[b]	10,897	9,507,632

Security	Principal (000s)	Value
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
4.88%, 04/15/20 (Call 04/15/17)[a,b]	$12,295	$12,355,451
5.50%, 04/15/25 (Call 04/15/20)[a,b]	12,741	11,725,702
5.63%, 10/15/23 (Call 10/15/18)[a,b]	13,084	12,285,876
5.75%, 08/01/22 (Call 08/01/17)[a,b]	15,260	14,458,850
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA
6.63%, 05/15/22 (Call 05/15/17)[a]	22,587	19,368,352

		200,808,866
HEALTH CARE – SERVICES — 6.91%
Acadia Healthcare Co. Inc.
5.63%, 02/15/23 (Call 02/15/18)[b]	10,766	10,779,458
Amsurg Corp.
5.63%, 07/15/22 (Call 07/15/17)[b]	18,222	18,586,440
Centene Corp.
4.75%, 05/15/22 (Call 05/15/19)	17,563	17,870,353
4.75%, 01/15/25 (Call 01/15/20)	8,005	7,969,978
5.63%, 02/15/21 (Call 02/15/18)	24,122	25,418,558
6.13%, 02/15/24 (Call 02/15/19)[b]	17,352	18,479,880
CHS/Community Health Systems Inc.
5.13%, 08/15/18 (Call 12/01/16)[b]	12,215	12,071,856
5.13%, 08/01/21 (Call 02/01/17)[b]	17,669	16,476,343
6.88%, 02/01/22 (Call 02/01/18)[b]	53,478	39,907,957
7.13%, 07/15/20 (Call 07/15/17)[b]	21,614	17,507,340

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
8.00%, 11/15/19 (Call 12/01/16)[b]	$33,004	$28,936,257
DaVita Inc.
5.00%, 05/01/25 (Call 05/01/20)[b]	27,780	26,668,800
5.13%, 07/15/24 (Call 07/15/19)	30,652	29,924,015
5.75%, 08/15/22 (Call 08/15/17)[b]	21,048	21,626,820
Fresenius Medical Care U.S. Finance II Inc.
4.13%, 10/15/20 (Call 07/17/20)[a]	8,650	9,014,201
4.75%, 10/15/24 (Call 07/17/24)[a,b]	6,995	7,274,800
5.63%, 07/31/19[a,b]	13,233	14,346,778
5.88%, 01/31/22[a,b]	12,149	13,746,755
6.50%, 09/15/18[a,b]	6,450	6,971,321
Fresenius Medical Care U.S. Finance Inc.
5.75%, 02/15/21[a,b]	11,222	12,524,220
HCA Holdings Inc.
6.25%, 02/15/21[b]	17,024	18,296,071
HCA Inc.
3.75%, 03/15/19[b]	20,476	20,967,791
4.25%, 10/15/19[b]	10,972	11,396,308
4.50%, 02/15/27 (Call 08/15/26)	20,340	20,143,253
4.75%, 05/01/23[b]	22,316	23,208,640
5.00%, 03/15/24[b]	35,299	36,877,864
5.25%, 04/15/25[b]	25,055	26,370,388
5.25%, 06/15/26 (Call 12/15/25)	26,399	27,652,952
5.38%, 02/01/25[b]	47,014	48,030,678
5.88%, 03/15/22[b]	25,659	28,224,900
5.88%, 05/01/23[b]	22,533	23,892,078
5.88%, 02/15/26 (Call 08/15/25)[b]	26,604	27,971,613
6.50%, 02/15/20[b]	53,602	59,431,217
7.50%, 02/15/22	34,730	39,479,327
8.00%, 10/01/18[b]	8,250	9,135,289
HealthSouth Corp.
5.75%, 11/01/24 (Call 11/01/17)[b]	20,807	21,440,964

Security	Principal (000s)	Value
Kindred Healthcare Inc.
6.38%, 04/15/22 (Call 04/15/17)[b]	$8,321	$7,712,527
8.00%, 01/15/20[b]	12,871	12,960,726
8.75%, 01/15/23 (Call 01/15/18)[b]	10,584	10,319,400
LifePoint Health Inc.
5.38%, 05/01/24 (Call 05/01/19)[a,b]	8,905	8,860,475
5.50%, 12/01/21 (Call 12/01/16)[b]	18,782	19,423,597
5.88%, 12/01/23 (Call 12/01/18)[b]	8,195	8,356,179
MPH Acquisition Holdings LLC
7.13%, 06/01/24 (Call 06/01/19)[a]	18,949	20,242,743
Tenet Healthcare Corp.
4.38%, 10/01/21[b]	19,370	19,273,150
4.50%, 04/01/21[b]	15,353	15,353,000
4.75%, 06/01/20[b]	9,021	9,223,973
5.00%, 03/01/19[b]	18,672	18,152,732
5.50%, 03/01/19[b]	7,669	7,506,490
6.00%, 10/01/20[b]	31,238	32,905,484
6.25%, 11/01/18[b]	17,820	18,808,055
6.75%, 06/15/23[b]	33,071	30,425,320
8.00%, 08/01/20 (Call 12/01/16)[b]	13,551	13,463,765
8.13%, 04/01/22[b]	48,944	47,750,990

		1,099,360,069
HOLDING COMPANIES – DIVERSIFIED — 0.68%
HRG Group Inc.
7.75%, 01/15/22 (Call 01/15/17)	15,198	15,843,915
7.88%, 07/15/19 (Call 12/01/16)	14,721	15,433,497
Leucadia National Corp.
5.50%, 10/18/23 (Call 01/18/23)[b]	12,580	13,175,639
Nielsen Co. Luxembourg Sarl (The)
5.50%, 10/01/21 (Call 12/01/16)[a,b]	10,506	10,933,535
Noble Group Ltd.
6.75%, 01/29/20[a,b]	21,467	17,817,610

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
PetSmart Inc.
7.13%, 03/15/23 (Call 03/15/18)[a,b]	$33,852	$35,417,655

		108,621,851
HOME BUILDERS — 1.32%
Beazer Homes USA Inc.
8.75%, 03/15/22 (Call 03/15/19)[a,b]	8,240	8,730,966
Brookfield Residential Properties Inc.
6.50%, 12/15/20 (Call 12/01/16)[a,b]	9,645	9,933,489
Brookfield Residential Properties Inc./Brookfield Residential U.S. Corp.
6.13%, 07/01/22 (Call 07/01/17)[a,b]	9,709	9,854,635
CalAtlantic Group Inc.
8.38%, 05/15/18[b]	9,002	9,813,430
8.38%, 01/15/21[b]	6,988	8,280,780
DR Horton Inc.
3.63%, 02/15/18 (Call 11/15/17)[b]	1,410	1,431,150
3.75%, 03/01/19 (Call 12/01/18)	3,773	3,886,190
4.00%, 02/15/20[b]	1,401	1,461,495
5.75%, 08/15/23 (Call 05/15/23)	1,572	1,747,891
K. Hovnanian Enterprises Inc.
7.25%, 10/15/20 (Call 12/01/16)[a,b]	9,838	8,854,639
KB Home
4.75%, 05/15/19 (Call 02/15/19)[b]	6,952	7,120,369
7.00%, 12/15/21 (Call 09/15/21)[b]	6,993	7,507,860
Lennar Corp.
4.50%, 06/15/19 (Call 04/16/19)[b]	8,375	8,732,682
4.50%, 11/15/19 (Call 08/15/19)[b]	10,686	11,126,798
4.75%, 04/01/21 (Call 02/01/21)[b]	9,292	9,843,759
4.75%, 11/15/22 (Call 08/15/22)[b]	10,468	10,882,358

Security	Principal (000s)	Value
4.75%, 05/30/25 (Call 02/28/25)	$8,460	$8,588,411
4.88%, 12/15/23 (Call 09/15/23)[b]	6,783	6,939,662
PulteGroup Inc.
4.25%, 03/01/21 (Call 02/01/21)[b]	12,470	13,031,150
5.00%, 01/15/27 (Call 10/15/26)	10,015	9,964,925
5.50%, 03/01/26 (Call 12/01/25)[b]	11,868	12,342,720
Taylor Morrison Communities Inc./Monarch Communities Inc.
5.25%, 04/15/21 (Call 12/01/16)[a,b]	8,921	9,171,903
Toll Brothers Finance Corp.
4.38%, 04/15/23 (Call 01/15/23)[b]	6,430	6,530,437
5.88%, 02/15/22 (Call 11/15/21)[b]	7,151	7,875,000
8.91%, 10/15/17[b]	1,611	1,707,660
TRI Pointe Group Inc./TRI Pointe Homes Inc.
4.38%, 06/15/19	7,439	7,632,207
5.88%, 06/15/24[b]	7,600	7,875,500

		210,868,066
HOME FURNISHINGS — 0.12%
Tempur Sealy International Inc.
5.50%, 06/15/26 (Call 06/15/21)[b]	10,241	10,548,230
5.63%, 10/15/23 (Call 10/15/18)	7,894	8,177,339

		18,725,569
HOUSEHOLD PRODUCTS & WARES — 0.90%
Kronos Acquisition Holdings Inc.
9.00%, 08/15/23 (Call 08/15/18)[a]	10,150	10,429,125
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
5.75%, 10/15/20 (Call 12/01/16)[b]	57,206	58,841,279

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
6.88%, 02/15/21 (Call 12/01/16)	$16,432	$16,997,391
8.25%, 02/15/21 (Call 12/01/16)	16,727	17,422,743
9.88%, 08/15/19 (Call 11/06/16)	9,672	9,914,411
Spectrum Brands Inc.
5.75%, 07/15/25 (Call 07/15/20)[b]	18,658	20,197,285
6.63%, 11/15/22 (Call 11/15/17)	9,544	10,209,373

		144,011,607
INSURANCE — 0.50%
Genworth Holdings Inc.
4.80%, 02/15/24	8,431	6,871,265
4.90%, 08/15/23	6,771	5,542,966
6.52%, 05/22/18[b]	10,185	10,282,678
7.20%, 02/15/21	6,129	5,665,494
7.63%, 09/24/21	12,585	11,814,310
7.70%, 06/15/20	6,650	6,465,565
HUB International Ltd.
7.88%, 10/01/21 (Call 12/01/16)[a,b]	20,478	20,938,755
Voya Financial Inc.
VRN, (3 mo. LIBOR US + 3.580%)
5.65%, 05/15/53 (Call 05/15/23)[b,c]	12,214	12,147,760

		79,728,793
INTERNET — 1.07%
Equinix Inc.
4.88%, 04/01/20 (Call 04/01/17)[b]	8,366	8,644,866
5.38%, 01/01/22 (Call 01/01/18)[b]	12,300	13,056,450
5.38%, 04/01/23 (Call 04/01/18)[b]	18,164	18,958,675
5.75%, 01/01/25 (Call 01/01/20)[b]	7,830	8,301,758
Netflix Inc.
4.38%, 11/15/26[a]	10,865	10,688,444
5.38%, 02/01/21[b]	8,025	8,671,299
5.50%, 02/15/22	11,825	12,784,438
5.75%, 03/01/24[b]	7,460	8,064,382
5.88%, 02/15/25[b]	13,751	15,221,026

Security	Principal (000s)	Value
VeriSign Inc.
4.63%, 05/01/23 (Call 05/01/18)[b]	$12,255	$12,632,454
5.25%, 04/01/25 (Call 01/01/25)[b]	8,748	9,294,750
Zayo Group LLC/Zayo Capital Inc.
6.00%, 04/01/23 (Call 04/01/18)[b]	26,243	27,555,150
6.38%, 05/15/25 (Call 05/15/20)[b]	15,344	16,133,251

		170,006,943
IRON & STEEL — 1.27%
AK Steel Corp.
7.63%, 05/15/20 (Call 12/01/16)[b]	9,005	9,060,531
7.63%, 10/01/21 (Call 10/01/17)[b]	6,517	6,502,948
Allegheny Technologies Inc.
5.95%, 01/15/21 (Call 10/15/20)[b]	8,585	7,926,816
7.88%, 08/15/23 (Call 05/15/23)	8,808	8,400,630
ArcelorMittal
6.13%, 06/01/25[b]	9,189	10,075,690
6.25%, 08/05/20	7,050	7,650,425
6.50%, 03/01/21	17,700	19,474,860
7.25%, 02/25/22[b]	20,097	22,776,149
10.85%, 06/01/19	18,068	21,662,490
Cliffs Natural Resources Inc.
7.75%, 03/31/20 (Call 03/31/17)[a,b]	7,091	6,756,147
8.25%, 03/31/20 (Call 03/31/18)[a]	8,783	9,540,534
Commercial Metals Co.
7.35%, 08/15/18[b]	5,570	5,987,750
Steel Dynamics Inc.
5.13%, 10/01/21 (Call 10/01/17)[b]	11,934	12,411,360
5.25%, 04/15/23 (Call 04/15/18)	6,695	6,944,389
5.50%, 10/01/24 (Call 10/01/19)[b]	8,650	9,104,125

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
6.13%, 08/15/19 (Call 12/01/16)	$5,572	$5,745,603
U.S. Steel Corp.
7.38%, 04/01/20[b]	6,727	6,702,708
7.50%, 03/15/22 (Call 03/15/17)[b]	6,245	5,998,670
8.38%, 07/01/21 (Call 07/01/18)[a]	18,772	19,912,009

		202,633,834
LEISURE TIME — 0.26%
NCL Corp. Ltd.
4.63%, 11/15/20 (Call 11/15/17)[a,b]	10,283	10,381,702
5.25%, 11/15/19 (Call 12/01/16)[a,b]	10,800	11,019,506
Royal Caribbean Cruises Ltd.
5.25%, 11/15/22[b]	11,037	12,057,923
Sabre GLBL Inc.
5.25%, 11/15/23 (Call 11/15/18)[a,b]	8,161	8,375,226

		41,834,357
LODGING — 2.23%
Boyd Gaming Corp.
6.38%, 04/01/26 (Call 04/01/21)[a,b]	13,424	14,355,626
6.88%, 05/15/23 (Call 05/15/18)	12,579	13,474,625
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties
8.00%, 10/01/20 (Call 12/01/16)[b]	17,271	17,918,662
11.00%, 10/01/21 (Call 12/01/16)[b]	19,718	21,320,087
Diamond Resorts International Inc.
7.75%, 09/01/23 (Call 09/01/19)[a,b]	7,985	7,843,044
10.75%, 09/01/24 (Call 09/01/19)[a,b]	10,900	10,211,938
Felcor Lodging LP
5.63%, 03/01/23 (Call 03/01/18)	9,545	9,820,503

Security	Principal (000s)	Value
6.00%, 06/01/25 (Call 06/01/20)[b]	$8,165	$8,501,806
Hilton Domestic Operating Co. Inc.
4.25%, 09/01/24 (Call 09/01/19)[a,b]	17,076	17,159,855
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
5.63%, 10/15/21 (Call 11/16/16)[b]	25,246	25,935,294
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc.
5.63%, 05/01/24 (Call 02/01/24)[a,b]	17,814	19,038,712
MGM Resorts International
4.63%, 09/01/26 (Call 06/01/26)	8,795	8,478,773
5.25%, 03/31/20[b]	9,225	9,791,803
6.00%, 03/15/23[b]	22,256	24,052,716
6.63%, 12/15/21	23,883	26,704,299
6.75%, 10/01/20[b]	17,319	19,224,090
7.75%, 03/15/22	17,060	19,746,950
8.63%, 02/01/19[b]	14,516	16,266,993
11.38%, 03/01/18	7,220	8,085,799
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
4.25%, 05/30/23 (Call 02/28/23)[a,b]	8,350	8,025,742
5.38%, 03/15/22 (Call 03/15/17)[b]	15,706	16,196,813
5.50%, 03/01/25 (Call 12/01/24)[a,b]	32,118	32,178,221

		354,332,351
MACHINERY — 0.84%
BlueLine Rental Finance Corp.
7.00%, 02/01/19 (Call 12/01/16)[a,b]	12,660	11,081,119
Case New Holland Industrial Inc.
7.88%, 12/01/17[b]	18,425	19,530,500

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
CNH Industrial Capital LLC
3.38%, 07/15/19[b]	$8,166	$8,175,064
3.63%, 04/15/18[b]	10,470	10,561,613
3.88%, 07/16/18	9,275	9,379,344
3.88%, 10/15/21	10,100	10,024,250
4.38%, 11/06/20[b]	10,148	10,350,960
4.88%, 04/01/21[b]	8,594	8,945,817
CNH Industrial NV
4.50%, 08/15/23	9,550	9,563,179
Terex Corp.
6.00%, 05/15/21 (Call 12/01/16)[b]	15,785	16,103,519
Zebra Technologies Corp.
7.25%, 10/15/22 (Call 10/15/17)[b]	17,931	19,365,480

		133,080,845
MANUFACTURING — 0.86%
Bombardier Inc.
4.75%, 04/15/19[a,b]	10,437	10,397,576
5.50%, 09/15/18[a]	13,309	13,722,134
5.75%, 03/15/22[a]	8,350	7,389,750
6.00%, 10/15/22 (Call 04/15/17)[a]	20,685	18,377,669
6.13%, 01/15/23[a]	23,341	20,306,670
7.50%, 03/15/18[a,b]	11,075	11,724,756
7.50%, 03/15/25 (Call 03/15/20)[a]	26,326	23,475,170
7.75%, 03/15/20 [a,b]	14,955	15,180,260
Gates Global LLC/Gates Global Co.
6.00%, 07/15/22 (Call 07/15/17)[a,b]	18,208	17,206,560

		137,780,545
MEDIA — 10.61%
Altice U.S. Finance I Corp.
5.38%, 07/15/23 (Call 07/15/18)[a]	17,181	17,610,525
5.50%, 05/15/26 (Call 05/15/21)[a]	27,211	27,790,594
AMC Networks Inc.
4.75%, 12/15/22 (Call 12/15/17)	9,890	10,083,935
5.00%, 04/01/24 (Call 04/01/20)[b]	16,575	16,790,475

Security	Principal (000s)	Value
Cablevision Systems Corp.
5.88%, 09/15/22[b]	$10,663	$9,809,960
7.75%, 04/15/18	12,513	13,180,574
8.00%, 04/15/20[b]	9,000	9,562,500
8.63%, 09/15/17	3,967	4,145,515
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%, 02/15/23 (Call 02/15/18)[b]	16,953	17,540,394
5.13%, 05/01/23 (Call 05/01/18)[a,b]	20,038	20,689,235
5.25%, 03/15/21 (Call 12/01/16)[b]	8,625	8,950,398
5.25%, 09/30/22 (Call 09/30/17)	21,394	22,303,245
5.38%, 05/01/25 (Call 05/01/20)[a,b]	13,147	13,545,792
5.50%, 05/01/26 (Call 05/01/21)[a]	27,028	27,771,270
5.75%, 09/01/23 (Call 03/01/18)	9,075	9,562,781
5.75%, 01/15/24 (Call 07/15/18)[b]	17,275	18,268,313
5.75%, 02/15/26 (Call 02/15/21)[a,b]	45,107	47,024,047
5.88%, 04/01/24 (Call 04/01/19)[a,b]	30,543	32,278,233
5.88%, 05/01/27 (Call 05/01/21)[a,b]	13,726	14,349,807
6.63%, 01/31/22 (Call 01/31/17)	8,820	9,200,025
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.13%, 12/15/21 (Call 12/01/16)[a,b]	21,276	20,882,030
6.38%, 09/15/20 (Call 12/01/16)[a,b]	25,879	26,655,370
7.75%, 07/15/25 (Call 07/15/20)[a]	9,261	9,927,607
Clear Channel Worldwide Holdings Inc.
6.50%, 11/15/22 (Call 11/15/17)[b]	47,927	48,577,867

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Series B
7.63%, 03/15/20 (Call 12/01/16)[b]	$34,491	$33,456,270
CSC Holdings LLC
5.25%, 06/01/24[b]	12,845	12,010,075
5.50%, 04/15/27 (Call 04/15/22)[a,b]	22,525	22,907,925
6.63%, 10/15/25 (Call 10/15/20)[a]	17,355	18,830,175
6.75%, 11/15/21	18,427	19,389,092
8.63%, 02/15/19[b]	8,901	9,905,623
10.13%, 01/15/23 (Call 01/15/19)[a,b]	30,776	34,699,940
10.88%, 10/15/25 (Call 10/15/20)[a,b]	35,157	40,442,268
DISH DBS Corp.
4.25%, 04/01/18[b]	20,489	20,990,638
5.00%, 03/15/23[b]	27,110	26,668,107
5.13%, 05/01/20[b]	19,171	19,841,985
5.88%, 07/15/22[b]	35,307	36,366,210
5.88%, 11/15/24[b]	34,674	34,825,699
6.75%, 06/01/21	35,944	38,783,576
7.75%, 07/01/26[b]	35,531	39,017,657
7.88%, 09/01/19	24,368	27,137,911
Gray Television Inc.
5.13%, 10/15/24 (Call 10/15/19)[a]	9,540	9,280,402
5.88%, 07/15/26 (Call 07/15/21)[a,b]	12,222	12,189,890
iHeartCommunications Inc.
9.00%, 12/15/19 (Call 12/01/16)[b]	27,938	21,197,958
9.00%, 03/01/21 (Call 12/01/16)[b]	30,860	22,064,900
9.00%, 09/15/22 (Call 09/15/17)[b]	18,005	12,854,531
10.00%, 01/15/18 (Call 12/01/16)[b]	14,277	10,136,670
10.63%, 03/15/23 (Call 03/15/18)[b]	17,453	12,566,160
11.25%, 03/01/21 (Call 12/01/16)[b]	9,026	6,842,836

Security	Principal (000s)	Value
Nexstar Broadcasting Inc.
6.88%, 11/15/20 (Call 12/01/16)	$3,162	$3,273,461
Nexstar Escrow Corp.
5.63%, 08/01/24 (Call 08/01/19)[a,b]	16,360	16,237,300
Nielsen Finance LLC/Nielsen Finance Co.
4.50%, 10/01/20 (Call 12/01/16)[b]	14,050	14,313,438
5.00%, 04/15/22 (Call 04/15/17)[a,b]	42,770	43,625,400
Quebecor Media Inc.
5.75%, 01/15/23[b]	14,806	15,472,270
SFR Group SA
6.00%, 05/15/22 (Call 05/15/17)[a,b]	75,459	77,156,827
6.25%, 05/15/24 (Call 05/15/19)[a,b]	25,466	25,481,789
7.38%, 05/01/26 (Call 05/01/21)[a,b]	96,404	97,368,040
Sinclair Television Group Inc.
5.13%, 02/15/27 (Call 08/15/21)[a,b]	7,650	7,332,525
5.38%, 04/01/21 (Call 12/01/16)[b]	9,500	9,844,375
5.63%, 08/01/24 (Call 08/01/19)[a,b]	9,269	9,405,928
6.13%, 10/01/22 (Call 10/01/17)[b]	8,388	8,807,400
Sirius XM Radio Inc.
4.25%, 05/15/20 (Call 12/01/16)[a,b]	8,556	8,744,232
4.63%, 05/15/23 (Call 05/15/18)[a,b]	10,286	10,376,003
5.38%, 04/15/25 (Call 04/15/20)[a]	17,290	17,592,575
5.38%, 07/15/26 (Call 07/15/21)[a,b]	17,658	18,034,115
5.75%, 08/01/21 (Call 12/01/16)[a,b]	10,425	10,894,125
6.00%, 07/15/24 (Call 07/15/19)[a,b]	25,774	27,417,092

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
TEGNA Inc.
5.13%, 10/15/19 (Call 12/01/16)[b]	$9,798	$10,079,693
5.13%, 07/15/20 (Call 12/01/16)[b]	10,227	10,587,786
6.38%, 10/15/23 (Call 10/15/18)[b]	11,057	11,738,388
Tribune Media Co.
5.88%, 07/15/22 (Call 07/15/18)[b]	18,465	18,426,532
Unitymedia GmbH
6.13%, 01/15/25 (Call 01/15/20)[a,b]	18,628	19,311,027
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.00%, 01/15/25 (Call 01/15/20)[a,b]	9,460	9,554,600
5.50%, 01/15/23 (Call 01/15/18)[a,b]	16,161	16,496,341
Univision Communications Inc.
5.13%, 05/15/23 (Call 05/15/18)[a,b]	20,640	20,962,500
5.13%, 02/15/25 (Call 02/15/20)[a]	28,126	28,196,315
6.75%, 09/15/22 (Call 09/15/17)[a,b]	20,760	21,981,898
8.50%, 05/15/21 (Call 11/15/16)[a]	2,449	2,515,001
Videotron Ltd.
5.00%, 07/15/22[b]	16,250	17,013,170
5.38%, 06/15/24 (Call 03/15/24)[a,b]	10,384	10,866,137
Virgin Media Secured Finance PLC
5.50%, 08/15/26 (Call 08/15/21)[a,b]	12,819	12,867,071
WideOpenWest Finance LLC/WideOpenWest Capital Corp.
10.25%, 07/15/19 (Call 12/01/16)[b]	6,002	6,302,186
Ziggo Bond Finance BV
5.88%, 01/15/25 (Call 01/15/20)[a]	6,800	6,716,583

Security	Principal (000s)	Value
6.00%, 01/15/27 (Call 01/15/22)[a,b]	$9,725	$9,534,861
Ziggo Secured Finance BV
5.50%, 01/15/27 (Call 01/15/22)[a,b]	36,400	35,877,889

		1,689,311,863
METAL FABRICATE & HARDWARE — 0.31%
Novelis Corp.
5.88%, 09/30/26 (Call 09/30/21)[a,b]	28,270	28,439,620
6.25%, 08/15/24 (Call 08/15/19)[a]	20,051	20,781,705

		49,221,325
MINING — 3.20%
Alcoa Nederland Holding BV
6.75%, 09/30/24 (Call 09/30/19)[a,b]	13,900	14,317,000
7.00%, 09/30/26 (Call 09/30/21)[a,b]	11,225	11,559,505
Aleris International Inc.
9.50%, 04/01/21 (Call 04/01/18)[a,b]	8,698	9,324,528
Anglo American Capital PLC
3.63%, 05/14/20[a,b]	13,892	13,920,430
4.13%, 04/15/21[a]	7,850	7,896,119
4.13%, 09/27/22[a]	10,936	10,825,729
4.45%, 09/27/20[a]	9,000	9,189,855
4.88%, 05/14/25[a]	11,997	12,204,948
9.38%, 04/08/19[a,b]	13,259	15,161,667
Arconic Inc.
5.13%, 10/01/24 (Call 07/01/24)[b]	21,559	22,385,065
5.40%, 04/15/21 (Call 01/15/21)[b]	21,423	22,759,504
5.72%, 02/23/19	12,440	13,260,263
5.87%, 02/23/22[b]	10,505	11,249,441
6.15%, 08/15/20[b]	16,664	18,142,097
6.75%, 07/15/18	12,582	13,450,158
Constellium NV
5.75%, 05/15/24 (Call 05/15/19)[a,b]	8,536	7,624,946
7.88%, 04/01/21 (Call 04/01/18)[a,b]	8,040	8,572,221

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
8.00%, 01/15/23 (Call 01/15/18)[a]	$7,490	$7,354,604
FMG Resources August 2006 Pty Ltd.
6.88%, 04/01/22 (Call 04/01/17)[a,b]	8,545	8,815,947
9.75%, 03/01/22 (Call 03/01/18)[a,b]	38,932	45,161,120
Freeport-McMoRan Inc.
2.38%, 03/15/18[b]	26,284	26,034,302
3.10%, 03/15/20[b]	19,391	18,575,959
3.55%, 03/01/22 (Call 12/01/21)[b]	34,303	31,473,003
3.88%, 03/15/23 (Call 12/15/22)[b]	33,978	30,750,090
4.00%, 11/14/21[b]	12,464	11,757,706
4.55%, 11/14/24 (Call 08/14/24)[b]	15,101	13,872,591
Kinross Gold Corp.
5.13%, 09/01/21 (Call 06/01/21)	8,864	9,192,706
5.95%, 03/15/24 (Call 12/15/23)[b]	8,627	9,015,215
Lundin Mining Corp.
7.50%, 11/01/20 (Call 11/01/17)[a,b]	9,554	10,121,932
7.88%, 11/01/22 (Call 11/01/18)[a]	7,845	8,433,375
Teck Resources Ltd.
3.00%, 03/01/19[b]	1,800	1,773,000
3.75%, 02/01/23 (Call 11/01/22)[b]	12,455	11,754,406
4.50%, 01/15/21 (Call 10/15/20)	8,972	9,016,860
4.75%, 01/15/22 (Call 10/15/21)	11,430	11,337,188
8.00%, 06/01/21 (Call 06/01/18)[a]	10,201	11,153,306
8.50%, 06/01/24 (Call 06/01/19)[a,b]	10,314	11,951,348

		509,388,134

Security	Principal (000s)	Value
OFFICE & BUSINESS EQUIPMENT — 0.19%
CDW LLC/CDW Finance Corp.
5.00%, 09/01/23 (Call 03/01/18)[b]	$8,539	$8,766,060
5.50%, 12/01/24 (Call 06/01/24)[b]	8,787	9,229,074
6.00%, 08/15/22 (Call 08/15/17)[b]	10,990	11,714,195

		29,709,329
OIL & GAS — 8.48%
Antero Resources Corp.
5.13%, 12/01/22 (Call 06/01/17)[b]	18,829	19,017,290
5.38%, 11/01/21 (Call 12/01/16)[b]	18,465	18,741,975
5.63%, 06/01/23 (Call 06/01/18)[b]	13,991	14,308,712
6.00%, 12/01/20 (Call 12/01/16)[b]	8,294	8,501,350
California Resources Corp.
8.00%, 12/15/22 (Call 12/15/18)[a]	40,046	27,131,165
Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.50%, 04/15/21 (Call 04/15/17)[b]	15,668	12,358,135
11.50%, 01/15/21 (Call 04/15/18)[a]	7,093	8,002,424
Carrizo Oil & Gas Inc.
6.25%, 04/15/23 (Call 04/15/18)[b]	10,920	11,302,200
7.50%, 09/15/20 (Call 12/01/16)[b]	9,591	9,962,651
Cenovus Energy Inc.
3.00%, 08/15/22 (Call 05/15/22)	8,511	8,270,826
3.80%, 09/15/23 (Call 06/15/23)	7,900	7,786,079
5.70%, 10/15/19	23,595	25,428,138
Cheniere Corpus Christi Holdings LLC
7.00%, 06/30/24[a,b]	23,864	25,467,374

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Chesapeake Energy Corp.
6.63%, 08/15/20	$3,611	$3,412,395
8.00%, 12/15/22 (Call 12/15/18)[a,b]	41,296	42,031,482
Citgo Holding Inc.
10.75%, 02/15/20[a]	26,934	27,437,889
Concho Resources Inc.
5.50%, 10/01/22 (Call 10/01/17)[b]	12,400	12,768,166
5.50%, 04/01/23 (Call 10/01/17)[b]	26,562	27,206,128
6.50%, 01/15/22 (Call 01/15/17)[b]	9,725	10,054,483
Continental Resources Inc./OK
3.80%, 06/01/24 (Call 03/01/24)[b]	17,642	16,017,858
4.50%, 04/15/23 (Call 01/15/23)	26,926	25,986,495
5.00%, 09/15/22 (Call 03/15/17)[b]	35,346	34,701,087
7.13%, 04/01/21 (Call 11/10/16)	6,350	6,581,775
Denbury Resources Inc.
4.63%, 07/15/23 (Call 01/15/18)	10,964	7,976,310
5.50%, 05/01/22 (Call 05/01/17)	14,405	11,379,950
9.00%, 05/15/21 (Call 12/15/18)[a,b]	11,058	11,527,965
Diamond Offshore Drilling Inc.
5.88%, 05/01/19	1,650	1,721,521
Ensco PLC
4.50%, 10/01/24 (Call 07/01/24)	12,495	10,042,856
4.70%, 03/15/21[b]	13,613	12,516,481
5.20%, 03/15/25 (Call 12/15/24)[b]	10,800	8,791,848
EP Energy LLC/Everest Acquisition Finance Inc.
6.38%, 06/15/23 (Call 06/15/18)[b]	10,736	7,300,480
9.38%, 05/01/20 (Call 12/01/16)[b]	28,158	22,104,030

Security	Principal (000s)	Value
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc.
6.50%, 11/15/20 (Call 11/15/17)[b]	$11,178	$11,426,177
6.75%, 02/01/22 (Call 02/01/17)	8,260	8,464,244
6.88%, 02/15/23 (Call 02/15/18)[b]	13,350	13,793,554
Gulfport Energy Corp.
6.00%, 10/15/24 (Call 10/15/19)[a,b]	5,860	5,969,875
Halcon Resources Corp.
8.63%, 02/01/20 (Call 02/01/17)[a,b]	7,294	7,385,175
Hilcorp Energy I LP/Hilcorp Finance Co.
5.00%, 12/01/24 (Call 06/01/19)[a,b]	8,423	8,211,264
5.75%, 10/01/25 (Call 04/01/20)[a,b]	8,405	8,466,062
Jupiter Resources Inc.
8.50%, 10/01/22 (Call 10/01/17)[a,b]	19,720	16,556,583
Laredo Petroleum Inc.
5.63%, 01/15/22 (Call 01/15/17)[b]	7,520	7,364,019
7.38%, 05/01/22 (Call 05/01/17)[b]	9,126	9,391,202
MEG Energy Corp.
6.38%, 01/30/23 (Call 07/30/17)[a]	14,422	11,862,095
6.50%, 03/15/21 (Call 12/01/16)[a]	13,391	11,466,044
7.00%, 03/31/24 (Call 09/30/18)[a,b]	17,551	14,391,820
Memorial Production Partners LP/Memorial Production Finance Corp.
6.88%, 08/01/22 (Call 08/01/17)	7,650	3,060,000
7.63%, 05/01/21 (Call 05/01/17)	11,501	4,801,668
Murphy Oil Corp.
4.00%, 06/01/22 (Call 03/01/22)[b]	9,384	8,860,225

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
4.70%, 12/01/22 (Call 09/01/22)[b]	$10,971	$10,527,998
6.88%, 08/15/24 (Call 08/15/19)[b]	9,415	9,854,132
Nabors Industries Inc.
4.63%, 09/15/21	13,500	13,312,033
5.00%, 09/15/20	11,809	11,850,428
6.15%, 02/15/18	14,367	14,916,025
Newfield Exploration Co.
5.38%, 01/01/26 (Call 10/01/25)[b]	12,520	12,864,300
5.63%, 07/01/24[b]	17,670	18,402,156
5.75%, 01/30/22[b]	13,549	14,133,301
Noble Holding International Ltd.
3.95%, 03/15/22	7,850	6,044,500
4.90%, 08/01/20[b]	7,740	6,860,256
7.20%, 04/01/25 (Call 01/01/25)[b]	8,326	6,785,690
Oasis Petroleum Inc.
6.88%, 03/15/22 (Call 09/15/17)[b]	16,211	16,048,890
Pacific Drilling SA
5.38%, 06/01/20 (Call 12/01/16)[a,b]	9,797	2,682,871
Pacific Drilling V Ltd.
7.25%, 12/01/17 (Call 12/01/16)[a]	9,075	3,576,306
PBF Holding Co. LLC/PBF Finance Corp.
7.00%, 11/15/23 (Call 11/15/18)[a,b]	8,585	7,984,314
8.25%, 02/15/20 (Call 12/01/16)[b]	11,732	11,995,970
Permian Resources LLC
13.00%, 11/30/20 (Call 11/30/18)[a]	9,287	10,882,256
Permian Resources LLC/AEPB Finance Corp.
7.13%, 11/01/20 (Call 01/31/17)[a]	11,647	8,640,618
7.38%, 11/01/21 (Call 07/31/17)[a]	11,205	8,323,214
Precision Drilling Corp.
5.25%, 11/15/24 (Call 05/15/19)[b]	6,975	6,138,000

Security	Principal (000s)	Value
6.63%, 11/15/20 (Call 12/01/16)	$10,766	$10,506,943
Pride International Inc.
6.88%, 08/15/20[b]	14,550	14,707,450
8.50%, 06/15/19[b]	5,754	6,232,669
Puma International Financing SA
6.75%, 02/01/21 (Call 02/01/17)[a]	19,600	20,188,280
QEP Resources Inc.
5.25%, 05/01/23 (Call 02/01/23)	10,622	10,451,435
5.38%, 10/01/22 (Call 07/01/22)[b]	9,039	8,956,142
6.88%, 03/01/21[b]	11,037	11,596,279
Range Resources Corp.
4.88%, 05/15/25 (Call 02/15/25)[b]	12,941	12,426,173
5.00%, 08/15/22 (Call 05/15/22)[a,b]	10,867	10,595,325
5.00%, 03/15/23 (Call 12/15/22)[a,b]	12,774	12,410,937
5.75%, 06/01/21 (Call 03/01/21)[a]	8,830	8,959,993
Rowan Companies Inc.
4.75%, 01/15/24 (Call 10/15/23)	8,278	6,956,279
4.88%, 06/01/22 (Call 03/01/22)	11,737	10,152,505
7.88%, 08/01/19[b]	6,419	6,911,166
Sanchez Energy Corp.
6.13%, 01/15/23 (Call 07/15/18)[b]	20,270	17,330,850
7.75%, 06/15/21 (Call 06/15/17)[b]	11,111	10,341,563
Seven Generations Energy Ltd.
6.75%, 05/01/23 (Call 05/01/18)[a,b]	7,335	7,749,428
6.88%, 06/30/23 (Call 06/30/18)[a,b]	8,075	8,589,781
SM Energy Co.
5.00%, 01/15/24 (Call 07/15/18)[b]	8,728	8,173,928

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
5.63%, 06/01/25 (Call 06/01/20)[b]	$9,124	$8,772,959
6.13%, 11/15/22 (Call 11/15/18)[b]	10,035	10,003,641
6.75%, 09/15/26 (Call 09/15/21)[b]	8,135	8,348,544
Southwestern Energy Co.
4.10%, 03/15/22 (Call 12/15/21)[b]	19,202	17,377,810
5.80%, 01/23/20 (Call 12/23/19)[b]	15,223	15,308,629
6.70%, 01/23/25 (Call 10/23/24)[b]	17,138	16,366,790
7.50%, 02/01/18	2,205	2,309,738
Sunoco LP/Sunoco Finance Corp.
5.50%, 08/01/20 (Call 08/01/17)[b]	9,571	9,738,493
6.25%, 04/15/21 (Call 04/15/18)[b]	13,846	14,192,150
6.38%, 04/01/23 (Call 04/01/18)	14,282	14,639,050
Tesoro Corp.
4.25%, 10/01/17 (Call 09/01/17)[b]	1,559	1,586,370
5.38%, 10/01/22 (Call 10/01/17)[b]	7,447	7,670,410
Transocean Inc.
3.75%, 10/15/17	2,225	2,219,438
5.05%, 10/15/22 (Call 07/15/22)[b]	10,062	8,603,010
6.00%, 03/15/18[b]	12,551	12,561,032
6.50%, 11/15/20[b]	9,350	9,040,281
7.13%, 12/15/21[b]	11,060	10,661,287
9.00%, 07/15/23 (Call 07/15/20)[a,b]	22,317	21,819,331
Tullow Oil PLC
6.00%, 11/01/20 (Call 12/01/16)[a,b]	12,920	11,991,164
6.25%, 04/15/22 (Call 04/15/17)[a]	11,285	10,280,715
Whiting Petroleum Corp.
5.00%, 03/15/19 (Call 12/15/18)	16,225	15,387,232

Security	Principal (000s)	Value
5.75%, 03/15/21 (Call 12/15/20)[b]	$15,715	$14,619,341
6.25%, 04/01/23 (Call 01/01/23)[b]	6,964	6,419,067
WPX Energy Inc.
5.25%, 09/15/24 (Call 06/15/24)[b]	9,030	8,548,400
6.00%, 01/15/22 (Call 10/15/21)[b]	18,875	18,827,813
7.50%, 08/01/20 (Call 07/01/20)	9,014	9,473,919
8.25%, 08/01/23 (Call 06/01/23)[b]	9,607	10,351,543

		1,349,486,066
OIL & GAS SERVICES — 0.38%
CGG SA
6.50%, 06/01/21 (Call 12/01/16)[b]	10,382	5,195,326
6.88%, 01/15/22 (Call 07/15/17)[b]	7,998	3,993,002
Transocean Phoenix 2 Ltd.
7.75%, 10/15/24 (Call 10/15/20)[a]	3,725	3,887,969
Weatherford International Ltd.
4.50%, 04/15/22 (Call 01/15/22)[b]	12,368	11,038,440
7.75%, 06/15/21 (Call 05/15/21)[b]	12,979	13,206,132
8.25%, 06/15/23 (Call 03/15/23)[b]	12,593	13,010,143
9.63%, 03/01/19	8,994	9,578,610

		59,909,622
PACKAGING & CONTAINERS — 1.86%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.63%, 05/15/23 (Call 05/15/19)[a,b]	17,515	17,733,937
6.00%, 06/30/21 (Call 06/30/17)[a,b]	8,972	9,196,300
6.25%, 01/31/19 (Call 12/01/16)[a]	6,775	6,885,094
6.75%, 01/31/21 (Call 01/31/17)[a]	7,710	7,960,575

64	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
7.25%, 05/15/24 (Call 05/15/19)[a,b]	$29,068	$30,666,740
Ball Corp.
4.00%, 11/15/23[b]	18,175	18,344,327
4.38%, 12/15/20[b]	16,905	18,003,423
5.00%, 03/15/22[b]	14,793	15,913,218
5.25%, 07/01/25	16,877	17,974,005
Berry Plastics Corp.
5.13%, 07/15/23 (Call 07/15/18)[b]	11,975	12,184,562
5.50%, 05/15/22 (Call 05/15/17)[b]	8,068	8,386,136
6.00%, 10/15/22 (Call 10/15/18)	7,520	7,955,534
Crown Americas LLC/Crown Americas Capital Corp.
4.25%, 09/30/26 (Call 03/31/26)[a,b]	7,950	7,805,029
Crown Americas LLC/Crown Americas Capital Corp. IV
4.50%, 01/15/23[b]	16,658	17,157,740
Owens-Brockway Glass Container Inc.
5.00%, 01/15/22[a,b]	8,765	9,129,927
5.88%, 08/15/23[a,b]	11,670	12,428,550
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
5.13%, 07/15/23 (Call 07/15/19)[a,b]	27,077	27,855,464
7.00%, 07/15/24 (Call 07/15/19)[a,b]	13,053	13,999,342
Sealed Air Corp.
4.88%, 12/01/22 (Call 09/01/22)[a,b]	8,083	8,525,358
5.13%, 12/01/24 (Call 09/01/24)[a,b]	7,185	7,610,289
5.25%, 04/01/23 (Call 01/01/23)[a,b]	7,665	8,105,738
5.50%, 09/15/25 (Call 06/15/25)[a,b]	7,220	7,742,535
6.50%, 12/01/20 (Call 09/01/20)[a,b]	4,200	4,809,000

		296,372,823

Security	Principal (000s)	Value
PHARMACEUTICALS — 2.35%
DPx Holdings BV
7.50%, 02/01/22 (Call 02/01/17)[a]	$1,130	$1,189,325
Endo Finance LLC
5.75%, 01/15/22 (Call 01/15/17)[a,b]	11,711	10,539,900
Endo Finance LLC/Endo Finco Inc.
5.38%, 01/15/23 (Call 07/15/17)[a,b]	13,340	11,439,050
Endo Ltd./Endo Finance LLC/Endo Finco Inc.
6.00%, 07/15/23 (Call 07/15/18)[a]	29,689	25,903,652
6.50%, 02/01/25 (Call 02/01/20)[a,b]	21,640	18,123,500
Grifols Worldwide Operations Ltd.
5.25%, 04/01/22 (Call 04/01/17)[b]	19,033	19,830,801
NBTY Inc.
7.63%, 05/15/21 (Call 05/15/18)[a,b]	18,097	17,724,415
Quintiles IMS Inc.
4.88%, 05/15/23 (Call 05/15/18)[a]	4,600	4,743,750
Valeant Pharmaceuticals International Inc.
5.38%, 03/15/20 (Call 03/15/17)[a]	35,713	30,891,745
5.50%, 03/01/23 (Call 03/01/18)[a]	17,314	13,631,889
5.63%, 12/01/21 (Call 12/01/16)[a]	15,328	12,547,062
5.88%, 05/15/23 (Call 05/15/18)[a]	58,273	45,926,117
6.13%, 04/15/25 (Call 04/15/20)[a]	58,868	46,536,143
6.38%, 10/15/20 (Call 12/01/16)[a]	39,417	34,365,522
6.75%, 08/15/18 (Call 12/01/16)[a,b]	27,183	26,639,340

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
6.75%, 08/15/21 (Call 12/01/16)[a]	$11,195	$9,684,412
7.00%, 10/01/20 (Call 12/01/16)[a]	11,740	10,573,827
7.25%, 07/15/22 (Call 12/01/16)[a]	10,044	8,738,280
7.50%, 07/15/21 (Call 12/01/16)[a]	27,815	24,477,200

		373,505,930
PIPELINES — 4.01%
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
6.13%, 03/01/22 (Call 11/16/16)	7,794	7,988,850
6.25%, 04/01/23 (Call 04/01/18)	12,173	12,315,019
DCP Midstream LLC
4.75%, 09/30/21[a,b]	8,086	8,262,373
5.35%, 03/15/20[a]	5,250	5,416,250
VRN, (3 mo. LIBOR US + 3.850%)
5.85%, 05/21/43 (Call 05/21/23)[a,b,c]	11,613	9,783,953
DCP Midstream Operating LP
2.50%, 12/01/17 (Call 11/01/17)	8,208	8,175,257
3.88%, 03/15/23 (Call 12/15/22)	9,462	9,213,192
Energy Transfer Equity LP
5.50%, 06/01/27 (Call 03/01/27)[b]	16,845	16,255,425
5.88%, 01/15/24 (Call 10/15/23)	20,065	20,393,564
7.50%, 10/15/20	21,794	23,918,915
EnLink Midstream Partners LP
2.70%, 04/01/19 (Call 03/01/19)	6,910	6,909,582
4.15%, 06/01/25 (Call 03/01/25)	13,112	12,774,099
4.40%, 04/01/24 (Call 01/01/24)	10,107	10,035,876
4.85%, 07/15/26 (Call 04/15/26)[b]	8,950	9,105,142

Security	Principal (000s)	Value
Genesis Energy LP/Genesis Energy Finance Corp.
6.00%, 05/15/23 (Call 05/15/18)	$6,990	$7,038,348
6.75%, 08/01/22 (Call 08/01/18)	13,082	13,523,525
NGPL PipeCo LLC
7.12%, 12/15/17[a]	22,003	22,993,135
9.63%, 06/01/19 (Call 12/01/16)[a,b]	8,775	9,187,425
NuStar Logistics LP
4.80%, 09/01/20	7,555	7,630,634
ONEOK Inc.
4.25%, 02/01/22 (Call 11/02/21)[b]	9,511	9,390,131
7.50%, 09/01/23 (Call 06/01/23)	9,908	11,289,225
Rockies Express Pipeline LLC
5.63%, 04/15/20[a,b]	13,602	14,307,876
6.00%, 01/15/19[a,b]	8,280	8,569,800
6.85%, 07/15/18[a,b]	9,220	9,727,100
Sabine Pass Liquefaction LLC
5.00%, 03/15/27 (Call 09/15/26)[a,b]	25,300	25,789,256
5.63%, 02/01/21 (Call 11/01/20)[b]	34,986	36,735,300
5.63%, 04/15/23 (Call 01/15/23)[b]	25,514	27,041,942
5.63%, 03/01/25 (Call 12/01/24)	35,138	37,246,280
5.75%, 05/15/24 (Call 02/15/24)[b]	36,536	38,535,663
5.88%, 06/30/26[a,b]	25,641	27,545,513
6.25%, 03/15/22 (Call 12/15/21)[b]	17,548	19,151,996
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.38%, 02/01/27 (Call 02/01/22)[a,b]	7,570	7,570,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.13%, 11/15/19 (Call 12/01/16)	12,199	12,305,741

66	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
4.25%, 11/15/23 (Call 05/15/18)	$9,574	$9,073,235
5.13%, 02/01/25 (Call 02/01/20)[a,b]	9,360	9,336,600
5.25%, 05/01/23 (Call 11/01/17)	11,730	11,769,100
6.75%, 03/15/24 (Call 09/15/19)[b]	9,583	10,178,515
Tesoro Logistics LP/Tesoro Logistics Finance Corp.
5.50%, 10/15/19 (Call 09/15/19)	7,997	8,527,515
5.88%, 10/01/20 (Call 12/01/16)[b]	7,930	8,151,888
6.13%, 10/15/21 (Call 11/16/16)[b]	13,713	14,264,157
6.25%, 10/15/22 (Call 10/15/18)[b]	13,554	14,411,595
6.38%, 05/01/24 (Call 05/01/19)[b]	8,109	8,705,138
Williams Companies Inc. (The)
3.70%, 01/15/23 (Call 10/15/22)[b]	16,321	15,790,567
4.55%, 06/24/24 (Call 03/24/24)[b]	21,066	21,434,655

		637,769,352
REAL ESTATE — 0.17%
Realogy Group LLC/Realogy Co-Issuer Corp.
4.50%, 04/15/19[a,b]	7,380	7,655,432
4.88%, 06/01/23 (Call 03/01/23)[a,b]	8,566	8,583,845
5.25%, 12/01/21 (Call 12/01/17)[a,b]	9,849	10,299,592

		26,538,869
REAL ESTATE INVESTMENT TRUSTS — 1.17%
Communications Sales & Leasing Inc./CSL Capital LLC
6.00%, 04/15/23 (Call 04/15/18)[a,b]	9,656	10,044,654
8.25%, 10/15/23 (Call 04/15/19)[b]	18,865	19,902,575

Security	Principal (000s)	Value
Equinix Inc.
5.88%, 01/15/26 (Call 01/15/21)[b]	$18,873	$20,104,463
ESH Hospitality Inc.
5.25%, 05/01/25 (Call 05/01/20)[a,b]	21,971	21,758,156
Iron Mountain Inc.
4.38%, 06/01/21 (Call 06/01/18)[a]	7,869	8,124,743
6.00%, 10/01/20 (Call 10/01/17)[a,b]	16,970	17,928,097
iStar Inc.
4.00%, 11/01/17 (Call 08/01/17)[b]	9,545	9,549,338
5.00%, 07/01/19 (Call 12/01/16)[b]	12,789	12,677,096
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc.
4.50%, 09/01/26 (Call 06/01/26)[a]	8,633	8,497,339
MPT Operating Partnership LP/MPT Finance Corp.
5.25%, 08/01/26 (Call 08/01/21)[b]	7,868	8,025,360
6.38%, 03/01/24 (Call 03/01/19)[b]	9,705	10,510,212
Vereit Operating Partnership LP
3.00%, 02/06/19 (Call 01/06/19)[b]	12,957	13,073,798
4.13%, 06/01/21 (Call 05/01/21)[b]	6,377	6,630,941
4.60%, 02/06/24 (Call 11/06/23)	8,650	8,952,750
4.88%, 06/01/26 (Call 03/01/26)[b]	10,202	10,714,637

		186,494,159
RETAIL — 3.30%
1011778 BC ULC/New Red Finance Inc.
4.63%, 01/15/22 (Call 10/01/17)[a]	20,819	21,473,812

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
6.00%, 04/01/22 (Call 10/01/17)[a,b]	$42,524	$44,474,525
AmeriGas Finance LLC/AmeriGas Finance Corp.
7.00%, 05/20/22 (Call 05/20/17)[b]	15,942	16,789,317
Claire’s Stores Inc.
9.00%, 03/15/19 (Call 12/01/16)[a]	19,446	9,880,999
Dollar Tree Inc.
5.25%, 03/01/20 (Call 03/01/17)	12,422	12,853,369
5.75%, 03/01/23 (Call 03/01/18)[b]	46,376	49,390,440
Ferrellgas LP/Ferrellgas Finance Corp.
6.50%, 05/01/21 (Call 12/01/16)[b]	9,015	8,383,950
6.75%, 01/15/22 (Call 12/01/16)[b]	8,484	7,953,750
6.75%, 06/15/23 (Call 06/15/19)	8,218	7,555,424
JC Penney Corp. Inc.
5.65%, 06/01/20[b]	6,797	6,726,481
5.88%, 07/01/23 (Call 07/01/19)[a,b]	7,820	8,062,746
8.13%, 10/01/19[b]	6,315	6,874,328
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC
5.00%, 06/01/24 (Call 06/01/19)[a,b]	18,109	18,776,014
5.25%, 06/01/26 (Call 06/01/21)[a]	18,992	19,739,810
L Brands Inc.
5.63%, 02/15/22[b]	17,050	18,673,160
5.63%, 10/15/23[b]	9,875	10,874,844
6.63%, 04/01/21[b]	17,579	20,172,681
7.00%, 05/01/20	6,833	7,808,838
8.50%, 06/15/19[b]	8,650	10,060,080
Michaels Stores Inc.
5.88%, 12/15/20 (Call 12/15/16)[a]	7,655	7,865,513

Security	Principal (000s)	Value
Neiman Marcus Group Ltd. LLC
8.00%, 10/15/21 (Call 12/01/16)[a,b]	$16,764	$13,830,300
Penske Automotive Group Inc.
5.50%, 05/15/26 (Call 05/15/21)[b]	8,807	8,713,849
5.75%, 10/01/22 (Call 10/01/17)	9,194	9,525,193
QVC Inc.
3.13%, 04/01/19[b]	6,840	7,000,051
4.38%, 03/15/23[b]	13,166	13,194,869
4.45%, 02/15/25 (Call 11/15/24)[b]	10,322	10,156,818
4.85%, 04/01/24	10,040	10,166,296
5.13%, 07/02/22[b]	9,441	9,872,569
Rite Aid Corp.
6.13%, 04/01/23 (Call 04/01/18)[a,b]	35,690	37,724,330
6.75%, 06/15/21 (Call 12/01/16)	12,900	13,512,750
9.25%, 03/15/20 (Call 12/01/16)[b]	12,979	13,660,397
Sally Holdings LLC/Sally Capital Inc.
5.63%, 12/01/25 (Call 12/01/20)[b]	12,859	13,775,590
5.75%, 06/01/22 (Call 06/01/17)[b]	14,828	15,445,215
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.50%, 06/01/24 (Call 06/01/19)[b]	9,572	9,779,712
Toys R Us Property Co. II LLC
8.50%, 12/01/17 (Call 11/03/16)	13,316	13,316,000
TRU Taj LLC/TRU Taj Finance Inc.
12.00%, 08/15/21 (Call 02/15/18)[a]	11,656	11,961,970

		526,025,990
SEMICONDUCTORS — 1.56%
Advanced Micro Devices Inc.
7.00%, 07/01/24 (Call 07/01/19)	8,812	8,712,865

68	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
7.50%, 08/15/22	$3,705	$3,918,037
Micron Technology Inc.
5.25%, 08/01/23 (Call 02/01/18)[a]	17,727	17,348,085
5.25%, 01/15/24 (Call 05/01/18)[a,b]	9,696	9,495,010
5.50%, 02/01/25 (Call 08/01/19)[b]	19,772	19,450,705
5.63%, 01/15/26 (Call 05/01/20)[a,b]	8,200	7,986,800
5.88%, 02/15/22 (Call 02/15/17)[b]	10,649	10,999,352
NXP BV/NXP Funding LLC
3.75%, 06/01/18[a]	13,037	13,384,110
3.88%, 09/01/22[a]	18,207	19,226,259
4.13%, 06/15/20[a,b]	8,320	8,799,232
4.13%, 06/01/21[a]	23,593	25,088,367
4.63%, 06/15/22[a]	8,022	8,743,980
4.63%, 06/01/23[a]	15,219	16,654,286
5.75%, 02/15/21 (Call 02/15/17)[a,b]	8,097	8,410,759
5.75%, 03/15/23 (Call 03/15/18)[a,b]	9,872	10,513,680
Qorvo Inc.
6.75%, 12/01/23 (Call 12/01/18)[b]	7,926	8,619,525
7.00%, 12/01/25 (Call 12/01/20)[b]	8,598	9,371,820
Sensata Technologies BV
4.88%, 10/15/23[a,b]	8,800	9,132,200
5.00%, 10/01/25[a,b]	12,771	13,122,202
5.63%, 11/01/24[a,b]	7,940	8,422,355
Sensata Technologies UK Financing Co. PLC
6.25%, 02/15/26 (Call 02/15/21)[a,b]	10,284	11,132,430

		248,532,059
SHIPBUILDING — 0.14%
Huntington Ingalls Industries Inc.
5.00%, 12/15/21 (Call 12/15/17)[a,b]	10,325	10,841,043
5.00%, 11/15/25 (Call 11/15/20)[a,b]	10,254	10,785,978

		21,627,021

Security	Principal (000s)	Value
SOFTWARE — 2.60%
BMC Software Finance Inc.
8.13%, 07/15/21 (Call 12/01/16)[a]	$28,952	$26,491,080
First Data Corp.
5.00%, 01/15/24 (Call 01/15/19)[a,b]	34,244	34,757,660
5.38%, 08/15/23 (Call 08/15/18)[a,b]	22,367	23,062,981
5.75%, 01/15/24 (Call 01/15/19)[a,b]	39,587	40,296,399
6.75%, 11/01/20 (Call 12/01/16)[a,b]	18,852	19,532,557
7.00%, 12/01/23 (Call 12/01/18)[a,b]	59,855	62,922,569
Inception Merger Sub Inc./Rackspace Hosting Inc.
8.63%, 11/15/24 (Call 11/15/19)[a]	9,995	9,995,000
Infor U.S. Inc.
5.75%, 08/15/20 (Call 08/15/17)[a,b]	8,640	9,059,236
6.50%, 05/15/22 (Call 05/15/18)[b]	28,778	29,821,202
MSCI Inc.
4.75%, 08/01/26 (Call 08/01/21)[a,b]	8,419	8,467,267
5.25%, 11/15/24 (Call 11/15/19)[a]	14,570	15,298,500
5.75%, 08/15/25 (Call 08/15/20)[a,b]	13,777	14,681,460
Nuance Communications Inc.
5.38%, 08/15/20 (Call 12/01/16)[a,b]	17,393	17,838,783
Open Text Corp.
5.63%, 01/15/23 (Call 01/15/18)[a]	13,250	13,755,090
5.88%, 06/01/26 (Call 06/01/21)[a,b]	10,411	11,078,605
Quintiles IMS Inc.
5.00%, 10/15/26 (Call 10/15/21)[a]	19,700	20,364,875

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Solera LLC/Solera Finance Inc.
10.50%, 03/01/24 (Call 03/01/19)[a]	$31,714	$35,519,680
Veritas U.S. Inc./Veritas Bermuda Ltd.
7.50%, 02/01/23 (Call 02/01/19)[a]	7,700	7,366,334
10.50%, 02/01/24 (Call 02/01/19)[a]	15,121	14,112,933

		414,422,211
STORAGE & WAREHOUSING — 0.16%
Algeco Scotsman Global Finance PLC
8.50%, 10/15/18 (Call 12/01/16)[a]	18,575	16,903,250
10.75%, 10/15/19 (Call 12/01/16)[a]	12,550	8,026,394

		24,929,644
TELECOMMUNICATIONS — 12.72%
Altice Financing SA
6.50%, 01/15/22 (Call 12/15/16)[a]	14,780	15,448,795
6.63%, 02/15/23 (Call 02/15/18)[a]	34,724	35,787,596
7.50%, 05/15/26 (Call 05/15/21)[a,b]	49,081	50,489,625
Altice Finco SA
8.13%, 01/15/24 (Call 12/15/18)[a,b]	6,672	6,838,800
9.88%, 12/15/20 (Call 12/15/16)[a]	7,550	7,929,286
Altice Luxembourg SA
7.63%, 02/15/25 (Call 02/15/20)[a,b]	25,989	26,884,833
7.75%, 05/15/22 (Call 05/15/17)[a,b]	48,625	50,721,953
Avaya Inc.
7.00%, 04/01/19 (Call 12/01/16)[a,b]	18,393	14,873,332
10.50%, 03/01/21 (Call 03/01/17)[a,b]	23,336	7,700,880
CenturyLink Inc.
5.63%, 04/01/25 (Call 01/01/25)[b]	9,650	9,095,125

Security	Principal (000s)	Value
5.80%, 03/15/22[b]	$24,404	$24,953,090
6.45%, 06/15/21[b]	21,297	22,734,547
Series V
5.63%, 04/01/20[b]	18,212	19,441,310
Series W
6.75%, 12/01/23[b]	12,750	13,291,875
Series Y
7.50%, 04/01/24 (Call 01/01/24)[b]	17,769	18,546,394
CommScope Inc.
4.38%, 06/15/20 (Call 06/15/17)[a,b]	8,134	8,354,635
5.00%, 06/15/21 (Call 06/15/17)[a,b]	12,375	12,724,594
5.50%, 06/15/24 (Call 06/15/19)[a]	12,077	12,627,953
CommScope Technologies Finance LLC
6.00%, 06/15/25 (Call 06/15/20)[a,b]	26,278	27,559,052
Frontier Communications Corp.
6.25%, 09/15/21 (Call 06/15/21)[b]	13,090	12,520,719
6.88%, 01/15/25 (Call 10/15/24)	12,620	10,569,250
7.13%, 03/15/19[b]	6,875	7,356,250
7.13%, 01/15/23	14,534	13,066,650
7.63%, 04/15/24[b]	12,375	11,112,750
8.13%, 10/01/18[b]	9,600	10,457,184
8.50%, 04/15/20[b]	16,961	18,105,867
8.75%, 04/15/22[b]	8,545	8,458,525
8.88%, 09/15/20 (Call 06/15/20)[b]	16,890	17,956,181
9.25%, 07/01/21[b]	8,350	8,818,321
10.50%, 09/15/22 (Call 06/15/22)[b]	35,369	36,999,681
11.00%, 09/15/25 (Call 06/15/25)[b]	67,809	69,080,419
Hughes Satellite Systems Corp.
5.25%, 08/01/26[a]	13,266	13,037,432
6.50%, 06/15/19	17,112	18,694,860
6.63%, 08/01/26[a,b]	13,970	13,797,348
7.63%, 06/15/21	15,605	17,069,049

70	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Inmarsat Finance PLC
4.88%, 05/15/22 (Call 05/15/17)[a]	$17,654	$16,859,570
6.50%, 10/01/24 (Call 10/01/19)[a,b]	7,100	7,187,641
Intelsat Jackson Holdings SA
5.50%, 08/01/23 (Call 08/01/18)	34,016	22,535,600
7.25%, 04/01/19 (Call 12/01/16)[b]	25,303	20,400,544
7.25%, 10/15/20 (Call 12/01/16)[b]	38,020	28,728,862
7.50%, 04/01/21 (Call 12/01/16)[b]	20,720	15,229,200
8.00%, 02/15/24 (Call 02/15/19)[a,b]	24,138	24,363,232
9.50%, 09/30/22[a]	8,000	8,863,008
Intelsat Luxembourg SA
6.75%, 06/01/18 (Call 06/01/17)[b]	8,483	5,853,270
7.75%, 06/01/21 (Call 06/01/17)[b]	38,501	12,512,825
8.13%, 06/01/23 (Call 06/01/18)	17,932	5,872,730
Koninklijke KPN NV
VRN, (10 year USD Swap + 5.330%)
7.00%, 03/28/73 (Call 03/28/23)[a,b,c]	10,210	11,179,950
Level 3 Communications Inc.
5.75%, 12/01/22 (Call 12/01/17)[b]	10,035	10,375,047
Level 3 Financing Inc.
5.13%, 05/01/23 (Call 05/01/18)	11,690	11,847,545
5.25%, 03/15/26 (Call 03/15/21)[a]	13,483	13,702,099
5.38%, 08/15/22 (Call 08/15/17)[b]	16,555	17,051,650
5.38%, 01/15/24 (Call 01/15/19)	15,487	15,796,037
5.38%, 05/01/25 (Call 05/01/20)[b]	14,115	14,397,300
5.63%, 02/01/23 (Call 02/01/18)[b]	8,445	8,719,463

Security	Principal (000s)	Value
6.13%, 01/15/21 (Call 12/01/16)	$8,290	$8,571,860
Nokia OYJ
5.38%, 05/15/19	17,200	18,382,978
SoftBank Group Corp.
4.50%, 04/15/20[a,b]	47,124	48,576,833
Sprint Communications Inc.
6.00%, 11/15/22	39,667	36,915,300
7.00%, 03/01/20[a]	17,167	18,669,112
7.00%, 08/15/20	26,554	27,612,272
8.38%, 08/15/17	753	784,061
9.00%, 11/15/18[a]	53,849	59,166,589
11.50%, 11/15/21	16,651	19,522,715
Sprint Corp.
7.13%, 06/15/24[b]	44,906	42,211,640
7.25%, 09/15/21	40,510	41,460,284
7.63%, 02/15/25 (Call 11/15/24)[b]	26,132	25,201,047
7.88%, 09/15/23	76,507	75,741,930
T-Mobile USA Inc.
5.25%, 09/01/18 (Call 11/14/16)[b]	8,450	8,566,452
6.00%, 03/01/23 (Call 09/01/18)	22,465	23,644,412
6.00%, 04/15/24 (Call 04/15/19)	18,316	19,463,087
6.13%, 01/15/22 (Call 01/15/18)[b]	16,803	17,760,319
6.25%, 04/01/21 (Call 04/01/17)[b]	30,622	31,961,712
6.38%, 03/01/25 (Call 09/01/19)[b]	31,283	33,625,055
6.46%, 04/28/19 (Call 11/14/16)	15,857	16,094,855
6.50%, 01/15/24 (Call 01/15/19)[b]	17,100	18,318,375
6.50%, 01/15/26 (Call 01/15/21)[b]	35,171	38,616,443
6.54%, 04/28/20 (Call 11/14/16)	23,827	24,571,594
6.63%, 11/15/20 (Call 11/14/16)	16,999	17,477,799
6.63%, 04/28/21 (Call 04/28/17)[b]	21,067	22,054,511

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
6.63%, 04/01/23 (Call 04/01/18)	$30,494	$32,399,875
6.73%, 04/28/22 (Call 04/28/17)	21,291	22,302,322
6.84%, 04/28/23 (Call 04/28/18)	10,208	10,902,144
Telecom Italia Capital SA
7.00%, 06/04/18[b]	11,787	12,685,759
7.18%, 06/18/19[b]	11,653	13,104,611
Telecom Italia SpA/Milano
5.30%, 05/30/24[a,b]	28,370	28,791,314
UPCB Finance IV Ltd.
5.38%, 01/15/25 (Call 01/15/20)[a]	20,545	20,750,450
UPCB Finance VI Ltd.
6.88%, 01/15/22 (Call 01/15/17)[a,b]	7,438	7,735,390
Virgin Media Finance PLC
5.75%, 01/15/25 (Call 01/15/20)[a]	7,005	6,960,545
6.00%, 10/15/24 (Call 10/15/19)[a]	9,100	9,270,625
6.38%, 04/15/23 (Call 04/15/18)[a,b]	8,677	8,872,233
Virgin Media Secured Finance PLC
5.25%, 01/15/21[b]	8,122	8,661,255
5.25%, 01/15/26 (Call 01/15/20)[a,b]	15,995	15,875,038
5.38%, 04/15/21 (Call 04/15/17)[a,b]	13,921	14,443,245
5.50%, 01/15/25 (Call 01/15/19)[a,b]	7,872	8,042,232
West Corp.
4.75%, 07/15/21 (Call 07/15/18)[a,b]	6,600	6,757,842
5.38%, 07/15/22 (Call 07/15/17)[a,b]	16,977	16,340,362
Wind Acquisition Finance SA
4.75%, 07/15/20 (Call 12/01/16)[a,b]	34,409	34,495,022
6.50%, 04/30/20 (Call 12/01/16)[a,b]	11,264	11,728,640

Security	Principal or Shares (000s)	Value
7.38%, 04/23/21 (Call 04/23/17)[a,b]	$50,347	$51,495,415
Windstream Services LLC
6.38%, 08/01/23 (Call 02/01/18)	9,803	8,700,163
7.50%, 06/01/22 (Call 06/01/17)[b]	7,819	7,439,792
7.50%, 04/01/23 (Call 12/01/16)[b]	1,223	1,146,563
7.75%, 10/15/20 (Call 12/01/16)[b]	11,851	12,047,915
7.75%, 10/01/21 (Call 12/01/16)[b]	14,034	13,882,184

		2,024,381,905
TRANSPORTATION — 0.36%
Florida East Coast Holdings Corp.
6.75%, 05/01/19 (Call 12/01/16)[a,b]	14,385	14,530,289
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc.
7.38%, 01/15/22 (Call 01/15/17)[a]	10,242	5,351,445
XPO Logistics Inc.
6.13%, 09/01/23 (Call 09/01/19)[a]	8,380	8,592,293
6.50%, 06/15/22 (Call 06/15/18)[a,b]	28,349	29,376,651

		57,850,678

TOTAL CORPORATE BONDS & NOTES
(Cost: $15,910,125,171)		15,505,115,141

SHORT-TERM INVESTMENTS — 29.84%

MONEY MARKET FUNDS — 29.84%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.72%[e,f,g]	4,518,260	4,518,712,300

72	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2016

Security	Shares (000s)	Value
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.29%[e,f]	$231,365	$231,364,816

		4,750,077,116

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,749,625,290)		4,750,077,116

TOTAL INVESTMENTS IN SECURITIES — 127.24%
(Cost: $20,659,750,461)[h]		20,255,192,257
Other Assets, Less Liabilities — (27.24)%		(4,336,375,138)

NET ASSETS — 100.00%		$15,918,817,119

VRN — Variable Rate Note

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	All or a portion of this security represents a security on loan.
[c]	Variable rate security. Rate shown is as of report date.
[d]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral.
[h]	The cost of investments for federal income tax purposes was $20,661,349,133. Net unrealized depreciation was $406,156,876, of which $122,673,684 represented gross unrealized appreciation on securities and $528,830,560 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to a recently published shareholder report. Shareholder reports are available on the Fund’s website at www.iShares.com and on the U.S. Securities and Exchange Commission website at www.sec.gov.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$15,505,115,141	$—	$15,505,115,141
Money market funds	4,750,077,116	—	—	4,750,077,116

Total	$4,750,077,116	$15,505,115,141	$—	$20,255,192,257

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (Unaudited)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.80%

ADVERTISING — 0.25%
Omnicom Group Inc.
3.60%, 04/15/26 (Call 01/15/26)	$15,100	$15,682,848
3.63%, 05/01/22	16,694	17,753,274
3.65%, 11/01/24 (Call 08/01/24)	11,508	12,060,347
4.45%, 08/15/20	9,690	10,514,740
WPP Finance 2010
3.75%, 09/19/24[a]	7,675	8,029,664
4.75%, 11/21/21[a]	11,560	12,883,832

		76,924,705
AEROSPACE & DEFENSE — 1.15%
Boeing Co. (The)
4.88%, 02/15/20[a]	9,049	10,009,202
General Dynamics Corp.
2.25%, 11/15/22 (Call 08/15/22)	11,755	11,903,511
L-3 Communications Corp.
4.75%, 07/15/20	9,868	10,708,744
Lockheed Martin Corp.
2.50%, 11/23/20 (Call 10/23/20)[a]	15,935	16,325,544
2.90%, 03/01/25 (Call 12/01/24)[a]	10,190	10,333,585
3.35%, 09/15/21	12,669	13,450,898
3.55%, 01/15/26 (Call 10/15/25)	22,550	23,918,974
3.80%, 03/01/45 (Call 09/01/44)	9,830	9,730,652
4.07%, 12/15/42	16,044	16,459,867
4.25%, 11/15/19	8,143	8,789,825
4.70%, 05/15/46 (Call 11/15/45)[a]	24,030	27,267,305
Northrop Grumman Corp.
3.25%, 08/01/23[a]	12,883	13,579,191
4.75%, 06/01/43[a]	13,408	15,253,983
Raytheon Co.
2.50%, 12/15/22 (Call 09/15/22)	12,549	12,866,856
3.13%, 10/15/20[a]	12,342	12,982,339

Security	Principal (000s)	Value
United Technologies Corp.
2.65%, 11/01/26 (Call 08/01/26)	$4,160	$4,161,705
3.10%, 06/01/22	23,156	24,365,716
3.75%, 11/01/46 (Call 05/01/46)	5,000	4,973,350
4.15%, 05/15/45 (Call 11/16/44)[a]	8,150	8,570,520
4.50%, 04/15/20	16,074	17,603,801
4.50%, 06/01/42	39,969	43,667,032
5.70%, 04/15/40[a]	13,169	16,710,496
6.13%, 07/15/38[a]	13,191	17,344,174

		350,977,270
AGRICULTURE — 1.28%
Altria Group Inc.
2.63%, 01/14/20 (Call 12/14/19)	10,390	10,672,665
2.63%, 09/16/26 (Call 03/16/26)[a]	1,365	1,353,220
2.85%, 08/09/22	22,220	22,890,520
3.88%, 09/16/46 (Call 03/16/46)	3,000	2,952,471
4.00%, 01/31/24	18,832	20,638,742
4.25%, 08/09/42	17,077	17,760,712
4.75%, 05/05/21	23,146	25,822,534
5.38%, 01/31/44	24,052	29,238,831
Philip Morris International Inc.
1.88%, 02/25/21 (Call 01/25/21)[a]	8,115	8,106,511
2.50%, 08/22/22[a]	9,370	9,525,193
2.75%, 02/25/26 (Call 11/25/25)	11,700	11,794,724
2.90%, 11/15/21[a]	14,866	15,472,878
3.25%, 11/10/24	14,409	15,134,276
3.38%, 08/11/25 (Call 05/11/25)[a]	3,450	3,656,681
3.88%, 08/21/42[a]	7,286	7,208,449
4.13%, 03/04/43	8,339	8,543,326
4.25%, 11/10/44[a]	15,206	15,933,999
4.38%, 11/15/41[a]	12,686	13,454,183
4.50%, 03/26/20[a]	13,864	15,128,290
4.88%, 11/15/43	6,961	7,932,115
6.38%, 05/16/38[a]	18,146	24,434,095

74	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Reynolds American Inc.
3.25%, 06/12/20	$7,971	$8,294,241
4.00%, 06/12/22	8,999	9,685,249
4.45%, 06/12/25 (Call 03/12/25)	33,049	36,276,565
5.70%, 08/15/35 (Call 02/15/35)[a]	9,900	11,908,472
5.85%, 08/15/45 (Call 02/15/45)	28,518	35,638,525

		389,457,467
APPAREL — 0.08%
NIKE Inc.
2.38%, 11/01/26 (Call 08/01/26)	13,500	13,359,195
3.88%, 11/01/45 (Call 05/01/45)	10,800	11,365,232

		24,724,427
AUTO MANUFACTURERS — 2.18%
American Honda Finance Corp.
1.70%, 09/09/21	11,685	11,539,302
2.45%, 09/24/20[a]	9,600	9,819,680
Daimler Finance North America LLC
8.50%, 01/18/31[a]	17,116	27,396,681
Ford Motor Co.
4.75%, 01/15/43[a]	20,148	20,126,865
7.45%, 07/16/31[a]	21,619	28,244,545
Ford Motor Credit Co. LLC
2.60%, 11/04/19[a]	15,591	15,750,201
3.10%, 05/04/23[a]	10,500	10,480,495
3.16%, 08/04/20[a]	19,700	20,165,377
3.20%, 01/15/21[a]	13,255	13,493,579
3.22%, 01/09/22	12,900	13,108,762
3.34%, 03/18/21[a]	21,648	22,235,358
3.66%, 09/08/24	9,425	9,541,648
4.13%, 08/04/25[a]	17,750	18,390,842
4.25%, 09/20/22	15,945	16,965,242
4.38%, 08/06/23[a]	14,696	15,628,833
4.39%, 01/08/26[a]	12,800	13,486,323
5.75%, 02/01/21	13,920	15,576,718
5.88%, 08/02/21	18,964	21,452,407
8.13%, 01/15/20	18,071	21,187,395
General Motors Co.
4.88%, 10/02/23[a]	13,285	14,271,033

Security	Principal (000s)	Value
5.00%, 04/01/35	$10,935	$11,105,447
5.20%, 04/01/45	14,919	15,122,143
6.25%, 10/02/43	25,715	29,448,679
6.60%, 04/01/36 (Call 10/01/35)	15,450	18,183,959
6.75%, 04/01/46 (Call 10/01/45)	8,455	10,315,945
General Motors Financial Co. Inc.
3.15%, 01/15/20 (Call 12/15/19)	19,640	20,040,077
3.20%, 07/13/20 (Call 06/13/20)[a]	19,753	20,045,897
3.20%, 07/06/21 (Call 06/06/21)[a]	4,700	4,754,490
3.45%, 04/10/22 (Call 02/10/22)	19,831	20,006,479
3.70%, 11/24/20 (Call 10/24/20)	19,760	20,413,463
3.70%, 05/09/23 (Call 03/09/23)[a]	12,675	12,793,448
4.00%, 01/15/25 (Call 10/15/24)[a]	14,570	14,609,147
4.00%, 10/06/26 (Call 07/06/26)	3,000	2,996,250
4.20%, 03/01/21 (Call 02/01/21)[a]	21,790	22,896,034
4.30%, 07/13/25 (Call 04/13/25)[a]	9,410	9,625,066
4.38%, 09/25/21[a]	11,750	12,466,368
5.25%, 03/01/26 (Call 12/01/25)[a]	12,880	14,012,119
Toyota Motor Credit Corp.
1.90%, 04/08/21	18,836	18,883,964
2.15%, 03/12/20[a]	14,966	15,354,411
3.30%, 01/12/22[a]	10,900	11,595,223
3.40%, 09/15/21	14,002	14,965,100
Series B
4.50%, 06/17/20	6,104	6,687,458

		665,182,453
BANKS — 26.66%
Australia & New Zealand Banking Group Ltd./New York NY
2.30%, 06/01/21	15,750	15,892,397

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
2.70%, 11/16/20[a]	$13,100	$13,446,964
3.70%, 11/16/25[a]	11,500	12,397,989
Banco Bilbao Vizcaya Argentaria SA
3.00%, 10/20/20[a]	13,300	13,666,166
Bank of America Corp.
2.50%, 10/21/22 (Call 10/21/21)	15,440	15,426,413
2.63%, 10/19/20	31,900	32,413,392
2.63%, 04/19/21[a]	25,150	25,484,797
3.25%, 10/21/27 (Call 10/21/26)	12,935	12,953,887
3.30%, 01/11/23[a]	53,511	54,994,004
3.50%, 04/19/26[a]	33,175	34,056,841
3.88%, 08/01/25[a]	44,629	47,029,563
4.00%, 04/01/24[a]	24,544	26,226,189
4.00%, 01/22/25[a]	33,150	34,075,044
4.10%, 07/24/23	28,576	30,680,397
4.13%, 01/22/24	31,863	34,194,416
4.20%, 08/26/24	42,027	43,975,960
4.25%, 10/22/26[a]	31,818	33,381,082
4.45%, 03/03/26[a]	22,220	23,666,842
4.88%, 04/01/44[a]	15,582	17,605,274
5.00%, 05/13/21	26,520	29,412,091
5.00%, 01/21/44	24,870	28,173,365
5.63%, 07/01/20	38,695	43,242,313
5.70%, 01/24/22	19,973	23,037,779
5.88%, 01/05/21[a]	18,570	21,141,991
5.88%, 02/07/42[a]	20,365	25,807,172
6.11%, 01/29/37	30,334	36,738,882
7.75%, 05/14/38	24,777	35,003,427
Series L
2.25%, 04/21/20[a]	21,035	21,121,776
3.95%, 04/21/25[a]	35,144	36,024,396
Bank of America N.A.
6.00%, 10/15/36	12,865	16,191,167
Bank of Montreal
1.90%, 08/27/21	27,836	27,588,705
2.55%, 11/06/22 (Call 10/06/22)	11,243	11,387,419
Bank of New York Mellon Corp. (The)
2.05%, 05/03/21 (Call 04/03/21)	150	150,316

Security	Principal (000s)	Value
2.20%, 08/16/23 (Call 06/16/23)	$13,850	$13,621,145
2.45%, 11/27/20 (Call 10/27/20)	15,705	15,994,093
2.45%, 08/17/26 (Call 05/17/26)[a]	10,500	10,272,029
2.50%, 04/15/21 (Call 03/15/21)	15,800	16,109,366
2.60%, 08/17/20 (Call 07/17/20)	12,816	13,141,051
2.80%, 05/04/26 (Call 02/04/26)	9,525	9,607,247
3.00%, 02/24/25 (Call 01/24/25)[a]	7,410	7,622,588
3.55%, 09/23/21 (Call 08/23/21)	17,942	19,134,519
3.65%, 02/04/24 (Call 01/05/24)	12,076	12,949,761
Series G
2.15%, 02/24/20 (Call 01/24/20)[a]	16,781	16,989,564
Bank of Nova Scotia (The)
2.35%, 10/21/20	12,000	12,185,917
2.45%, 03/22/21	17,125	17,402,048
2.80%, 07/21/21[a]	19,151	19,748,496
4.38%, 01/13/21[a]	4,074	4,451,511
4.50%, 12/16/25[a]	8,600	9,040,010
Barclays Bank PLC
5.14%, 10/14/20	10,484	11,303,241
Barclays PLC
2.75%, 11/08/19[a]	16,850	16,992,881
2.88%, 06/08/20[a]	17,050	17,173,009
3.20%, 08/10/21	7,450	7,496,066
3.25%, 01/12/21	20,700	20,959,816
3.65%, 03/16/25[a]	37,915	37,195,620
4.38%, 09/11/24[a]	22,335	22,420,224
4.38%, 01/12/26[a]	34,976	36,010,160
5.20%, 05/12/26[a]	12,300	12,647,352
5.25%, 08/17/45[a]	20,184	21,982,867
BB&T Corp.
2.05%, 05/10/21 (Call 04/09/21)[a]	11,450	11,478,466
2.45%, 01/15/20 (Call 12/15/19)	10,100	10,311,598

76	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
2.63%, 06/29/20 (Call 05/29/20)	$16,226	$16,646,422
BNP Paribas SA
2.38%, 05/21/20	21,895	22,151,817
4.25%, 10/15/24[a]	14,230	14,653,029
5.00%, 01/15/21	32,158	35,710,514
BNP Paribas/BNP Paribas U.S. Medium-Term Note Program LLC
3.25%, 03/03/23[a]	8,774	9,134,875
BPCE SA
2.25%, 01/27/20[a]	15,750	15,909,995
2.65%, 02/03/21[a]	3,250	3,330,906
4.00%, 04/15/24[a]	20,300	21,985,933
Branch Banking & Trust Co.
3.63%, 09/16/25 (Call 08/16/25)	12,270	12,936,025
3.80%, 10/30/26 (Call 09/30/26)	14,425	15,421,899
Capital One Financial Corp.
3.20%, 02/05/25 (Call 01/05/25)[a]	18,250	18,381,597
3.50%, 06/15/23[a]	12,512	12,942,953
3.75%, 04/24/24 (Call 03/24/24)[a]	16,750	17,512,127
3.75%, 07/28/26 (Call 06/28/26)[a]	9,700	9,644,575
4.20%, 10/29/25 (Call 09/29/25)[a]	15,407	15,996,800
4.75%, 07/15/21	11,039	12,150,276
Capital One N.A./Mclean VA
2.95%, 07/23/21 (Call 06/23/21)	16,740	17,166,415
Capital One NA/Mclean VA
2.25%, 09/13/21 (Call 08/13/21)	9,350	9,305,501
Citigroup Inc.
2.35%, 08/02/21[a]	14,500	14,500,203
2.40%, 02/18/20[a]	21,072	21,283,913
2.65%, 10/26/20[a]	33,600	34,095,886
2.70%, 03/30/21	28,040	28,467,487
3.20%, 10/21/26 (Call 07/21/26)	10,000	9,987,800
3.30%, 04/27/25	17,959	18,235,709

Security	Principal (000s)	Value
3.40%, 05/01/26[a]	$27,758	$28,199,932
3.50%, 05/15/23[a]	19,669	20,160,798
3.70%, 01/12/26[a]	29,025	30,181,614
3.75%, 06/16/24	1,681	1,770,309
3.88%, 10/25/23	16,611	17,643,585
3.88%, 03/26/25[a]	15,119	15,457,874
4.00%, 08/05/24[a]	15,488	15,998,114
4.05%, 07/30/22	11,256	11,881,366
4.13%, 07/25/28[a]	15,300	15,659,201
4.30%, 11/20/26[a]	15,245	15,905,634
4.40%, 06/10/25	32,269	34,056,006
4.45%, 09/29/27[a]	44,245	46,501,384
4.50%, 01/14/22	36,279	39,806,335
4.60%, 03/09/26	19,715	21,051,338
4.65%, 07/30/45	11,594	12,685,215
4.75%, 05/18/46	11,750	12,097,310
5.30%, 05/06/44	13,200	14,561,270
5.38%, 08/09/20[a]	17,850	19,884,054
5.50%, 09/13/25	13,964	15,652,788
5.88%, 01/30/42	14,910	18,783,889
6.63%, 06/15/32	13,750	16,779,856
6.68%, 09/13/43[a]	13,303	17,063,153
8.13%, 07/15/39	18,533	28,216,828
Citizens Bank N.A./Providence RI
2.45%, 12/04/19 (Call 11/04/19)	1,500	1,520,664
2.55%, 05/13/21 (Call 04/13/21)[a]	7,550	7,645,353
Citizens Financial Group Inc.
4.30%, 12/03/25 (Call 11/03/25)[a]	10,253	10,652,980
Commonwealth Bank of Australia/New York NY
2.30%, 03/12/20[a]	16,109	16,306,047
2.40%, 11/02/20[a]	8,580	8,707,943
2.55%, 03/15/21[a]	12,835	13,076,023
Cooperatieve Rabobank UA
3.75%, 07/21/26[a]	3,800	3,806,086
3.88%, 02/08/22[a]	35,300	38,133,439
3.95%, 11/09/22	27,040	28,242,912
4.38%, 08/04/25[a]	22,734	23,884,495
4.50%, 01/11/21[a]	12,335	13,537,407
4.63%, 12/01/23[a]	19,804	21,283,010

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
5.25%, 05/24/41	$11,708	$14,317,334
5.25%, 08/04/45[a]	20,375	22,922,696
5.75%, 12/01/43[a]	14,978	18,032,125
Cooperatieve Rabobank UA/NY
2.25%, 01/14/20	14,250	14,463,619
2.50%, 01/19/21	38,300	39,035,237
3.38%, 05/21/25[a]	15,952	16,811,658
Credit Suisse AG/New York NY
3.00%, 10/29/21[a]	20,795	21,291,408
3.63%, 09/09/24[a]	32,625	33,805,108
4.38%, 08/05/20[a]	16,155	17,405,754
5.40%, 01/14/20	11,511	12,493,645
Credit Suisse Group Funding Guernsey Ltd.
2.75%, 03/26/20[a]	24,400	24,427,069
3.13%, 12/10/20[b]	1,000	1,010,017
3.13%, 12/10/20	28,450	28,628,120
3.45%, 04/16/21[a,b]	20,850	21,211,862
3.75%, 03/26/25[a]	32,800	32,475,211
3.80%, 09/15/22[a]	23,303	23,686,943
3.80%, 06/09/23[a,b]	1,250	1,260,930
4.55%, 04/17/26[a,b]	36,500	38,229,458
4.88%, 05/15/45[a]	29,900	31,385,285
Deutsche Bank AG
2.95%, 08/20/20	12,650	12,363,027
3.13%, 01/13/21	5,480	5,335,703
3.38%, 05/12/21[a]	21,200	20,859,009
4.10%, 01/13/26	1,480	1,444,444
4.50%, 04/01/25[a]	18,530	17,256,744
Deutsche Bank AG/London
3.70%, 05/30/24[a]	14,304	13,675,368
Discover Bank/Greenwood DE
3.10%, 06/04/20 (Call 05/04/20)	16,630	17,071,656
3.20%, 08/09/21 (Call 07/09/21)[a]	12,494	12,829,755
3.45%, 07/27/26 (Call 04/27/26)	6,150	6,151,228
4.20%, 08/08/23[a]	17,295	18,562,839
Fifth Third Bancorp.
2.88%, 07/27/20 (Call 06/27/20)[a]	11,823	12,201,607
4.30%, 01/16/24 (Call 12/16/23)	9,205	9,814,278

Security	Principal (000s)	Value
8.25%, 03/01/38	$11,898	$17,193,023
Fifth Third Bank/Cincinnati OH
2.25%, 06/14/21 (Call 05/14/21)[a]	1,100	1,110,891
2.88%, 10/01/21 (Call 09/01/21)[a]	17,200	17,824,167
3.85%, 03/15/26 (Call 02/15/26)	14,950	15,677,234
Goldman Sachs Group Inc. (The)
2.35%, 11/15/21 (Call 11/15/20)[a]	14,490	14,404,266
2.55%, 10/23/19	7,294	7,436,916
2.60%, 04/23/20 (Call 03/23/20)	25,602	26,041,663
2.63%, 04/25/21 (Call 03/25/21)[a]	14,740	14,888,360
2.75%, 09/15/20 (Call 08/15/20)[a]	27,825	28,408,972
2.88%, 02/25/21 (Call 01/25/21)[a]	13,930	14,245,350
3.50%, 01/23/25 (Call 10/23/24)[a]	31,116	31,850,045
3.63%, 01/22/23[a]	27,887	29,241,084
3.75%, 05/22/25 (Call 02/22/25)[a]	30,373	31,582,571
3.75%, 02/25/26 (Call 11/25/25)[a]	23,175	24,220,656
3.85%, 07/08/24 (Call 04/08/24)[a]	23,028	24,262,492
4.00%, 03/03/24[a]	39,319	41,903,371
4.25%, 10/21/25[a]	25,995	27,176,753
4.75%, 10/21/45 (Call 04/21/45)	19,630	21,506,432
4.80%, 07/08/44 (Call 01/08/44)	18,481	20,215,582
5.15%, 05/22/45[a]	23,075	24,896,637
5.25%, 07/27/21	48,515	54,469,120
5.38%, 03/15/20[a]	35,348	39,093,750
5.75%, 01/24/22[a]	49,387	57,048,356
5.95%, 01/15/27	12,616	14,785,627
6.00%, 06/15/20[a]	22,921	25,924,096
6.13%, 02/15/33[a]	31,496	38,984,448
6.25%, 02/01/41	32,660	41,812,325

78	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
6.45%, 05/01/36	$22,511	$27,365,153
6.75%, 10/01/37	66,435	83,745,808
HSBC Bank USA N.A./New York NY
4.88%, 08/24/20[a]	20,935	22,579,886
5.63%, 08/15/35	9,763	11,365,396
5.88%, 11/01/34[a]	8,250	9,850,423
HSBC Holdings PLC
2.65%, 01/05/22[a]	6,135	6,097,209
2.95%, 05/25/21[a]	37,575	38,114,630
3.40%, 03/08/21[a]	34,455	35,561,922
3.60%, 05/25/23[a]	29,275	30,210,380
3.90%, 05/25/26	35,450	36,627,075
4.00%, 03/30/22[a]	33,625	35,613,431
4.25%, 03/14/24[a]	15,914	16,302,349
4.25%, 08/18/25[a]	18,350	18,809,130
4.30%, 03/08/26	36,020	38,247,920
4.88%, 01/14/22	5,702	6,256,600
5.10%, 04/05/21	29,664	32,625,787
5.25%, 03/14/44[a]	33,159	36,349,214
6.10%, 01/14/42[a]	8,918	11,540,107
6.50%, 05/02/36[a]	27,758	34,658,395
6.50%, 09/15/37	29,989	37,533,426
6.80%, 06/01/38[a]	12,310	15,889,653
HSBC USA Inc.
2.35%, 03/05/20	19,418	19,489,460
2.38%, 11/13/19	13,150	13,258,027
2.75%, 08/07/20[a]	20,570	20,911,143
3.50%, 06/23/24[a]	11,300	11,646,301
5.00%, 09/27/20[a]	13,390	14,415,059
Huntington Bancshares Inc./OH
2.30%, 01/14/22 (Call 12/14/21)	17,500	17,336,599
3.15%, 03/14/21 (Call 02/14/21)[a]	6,075	6,268,661
Intesa Sanpaolo SpA
5.25%, 01/12/24[a]	15,962	17,224,768
JPMorgan Chase & Co.
2.20%, 10/22/19[a]	25,206	25,560,006
2.25%, 01/23/20 (Call 12/23/19)	41,458	41,820,347
2.30%, 08/15/21 (Call 08/15/20)[a]	3,800	3,799,311
2.40%, 06/07/21 (Call 05/07/21)[a]	6,050	6,093,680

Security	Principal (000s)	Value
2.55%, 10/29/20 (Call 09/29/20)	$27,865	$28,269,073
2.55%, 03/01/21 (Call 02/01/21)[a]	31,250	31,707,122
2.70%, 05/18/23 (Call 03/18/23)	29,925	29,964,713
2.75%, 06/23/20 (Call 05/23/20)	25,674	26,269,953
2.95%, 10/01/26 (Call 07/01/26)[a]	19,390	19,196,212
3.13%, 01/23/25 (Call 10/23/24)[a]	35,979	36,175,460
3.20%, 01/25/23[a]	17,343	17,898,266
3.20%, 06/15/26 (Call 03/15/26)[a]	10,400	10,500,977
3.25%, 09/23/22[a]	40,419	41,885,232
3.30%, 04/01/26 (Call 01/01/26)	40,605	41,351,896
3.38%, 05/01/23[a]	26,368	26,957,549
3.63%, 05/13/24[a]	29,309	30,806,590
3.88%, 02/01/24[a]	27,373	29,262,952
3.88%, 09/10/24	38,080	39,674,524
3.90%, 07/15/25 (Call 04/15/25)	37,059	39,440,845
4.13%, 12/15/26[a]	11,750	12,396,117
4.25%, 10/15/20[a]	35,475	38,239,758
4.25%, 10/01/27[a]	17,600	18,745,718
4.35%, 08/15/21	35,815	39,043,626
4.40%, 07/22/20[a]	28,868	31,195,283
4.50%, 01/24/22	45,229	49,837,772
4.63%, 05/10/21	26,637	29,239,547
4.85%, 02/01/44[a]	13,664	15,867,759
4.95%, 03/25/20	23,173	25,347,744
4.95%, 06/01/45[a]	13,228	14,527,101
5.40%, 01/06/42[a]	17,641	21,363,099
5.50%, 10/15/40	20,261	24,710,303
5.60%, 07/15/41	18,071	22,371,103
5.63%, 08/16/43	19,662	23,119,050
6.40%, 05/15/38	21,878	29,484,228
KeyBank N.A./Cleveland OH
2.25%, 03/16/20[a]	20,050	20,299,406
2.50%, 12/15/19	8,500	8,684,487
3.30%, 06/01/25	2,550	2,644,144

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
KeyCorp
2.90%, 09/15/20[a]	$11,100	$11,458,235
5.10%, 03/24/21[a]	20,400	22,853,182
Lloyds Bank PLC
2.40%, 03/17/20	17,400	17,658,569
2.70%, 08/17/20[a]	7,350	7,557,793
3.50%, 05/14/25[a]	21,900	23,216,847
6.38%, 01/21/21[a]	7,486	8,743,143
Lloyds Banking Group PLC
3.10%, 07/06/21[a]	6,500	6,685,693
4.50%, 11/04/24	14,850	15,336,952
4.58%, 12/10/25[a,b]	15,626	15,891,642
4.65%, 03/24/26[a]	21,753	22,385,314
5.30%, 12/01/45[a,b]	10,400	10,920,084
Manufacturers & Traders Trust Co.
2.10%, 02/06/20 (Call 01/06/20)	8,650	8,708,594
2.90%, 02/06/25 (Call 01/06/25)	13,600	13,685,957
Mitsubishi UFJ Financial Group Inc.
2.19%, 09/13/21	19,250	19,089,409
2.76%, 09/13/26	10,000	9,818,061
2.95%, 03/01/21	36,050	36,964,387
3.85%, 03/01/26	39,700	42,559,583
Mizuho Financial Group Inc.
2.27%, 09/13/21	12,350	12,277,071
2.84%, 09/13/26[a]	12,000	11,876,286
Morgan Stanley
2.50%, 04/21/21[a]	27,685	27,897,349
2.65%, 01/27/20	27,252	27,716,298
2.80%, 06/16/20[a]	29,045	29,700,845
3.13%, 07/27/26[a]	26,050	26,013,678
3.70%, 10/23/24	38,360	40,169,161
3.75%, 02/25/23[a]	28,308	29,841,071
3.88%, 01/27/26[a]	42,796	45,027,726
3.95%, 04/23/27[a]	25,915	26,655,907
4.00%, 07/23/25[a]	38,650	41,175,944
4.10%, 05/22/23[a]	26,399	27,795,856
4.30%, 01/27/45[a]	27,724	29,071,924
4.35%, 09/08/26	37,129	39,333,085
4.88%, 11/01/22	26,893	29,535,783

Security	Principal (000s)	Value
5.00%, 11/24/25[a]	$26,149	$28,895,152
5.50%, 01/26/20[a]	25,627	28,250,275
5.50%, 07/24/20	7,141	7,946,775
5.50%, 07/28/21	30,005	34,091,897
5.75%, 01/25/21	35,018	39,691,614
6.38%, 07/24/42[a]	26,409	35,270,236
7.25%, 04/01/32	13,848	18,914,112
Series F
3.88%, 04/29/24	36,159	38,207,624
National Australia Bank Ltd./New York
1.88%, 07/12/21	8,000	7,917,835
2.50%, 07/12/26[a]	2,700	2,623,171
2.63%, 07/23/20[a]	18,550	18,981,926
2.63%, 01/14/21	19,800	20,233,628
3.00%, 01/20/23[a]	14,039	14,409,593
3.38%, 01/14/26	5,775	6,015,076
Northern Trust Corp.
3.95%, 10/30/25	6,400	6,950,782
PNC Bank N.A.
2.15%, 04/29/21 (Call 03/30/21)[a,c]	15,750	15,889,389
2.30%, 06/01/20 (Call 05/02/20)[a,c]	3,850	3,913,832
2.40%, 10/18/19 (Call 09/18/19)[c]	5,750	5,874,190
2.45%, 11/05/20 (Call 10/06/20)[c]	11,100	11,320,272
2.60%, 07/21/20 (Call 06/21/20)[c]	12,330	12,645,585
2.70%, 11/01/22 (Call 10/01/22)[a,c]	13,487	13,594,588
2.95%, 01/30/23 (Call 12/30/22)[c]	8,300	8,427,370
2.95%, 02/23/25 (Call 01/24/25)[c]	17,500	17,810,438
3.25%, 06/01/25 (Call 05/02/25)[c]	6,750	7,021,352
3.80%, 07/25/23 (Call 06/25/23)[c]	10,153	10,858,716
PNC Financial Services Group Inc. (The)
3.30%, 03/08/22 (Call 02/06/22)[c]	12,319	13,024,985

80	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
3.90%, 04/29/24 (Call 03/29/24)[c]	$9,990	$10,594,822
4.38%, 08/11/20[c]	10,774	11,723,417
5.13%, 02/08/20[a,c]	4,565	5,029,522
Royal Bank of Canada
2.15%, 03/06/20	12,000	12,140,162
2.35%, 10/30/20[a]	21,265	21,596,317
2.50%, 01/19/21[a]	17,760	18,214,223
4.65%, 01/27/26[a]	14,000	15,166,767
Royal Bank of Scotland Group PLC
3.88%, 09/12/23[a]	30,855	30,220,171
4.80%, 04/05/26[a]	24,375	24,888,472
Santander Holdings USA Inc.
2.65%, 04/17/20 (Call 03/17/20)	10,220	10,217,929
4.50%, 07/17/25 (Call 04/17/25)[a]	16,795	17,019,823
Santander UK Group Holdings PLC
2.88%, 10/16/20[a]	13,127	13,179,579
2.88%, 08/05/21	11,200	11,150,472
3.13%, 01/08/21	18,640	18,885,470
Santander UK PLC
2.38%, 03/16/20[a]	10,317	10,371,770
4.00%, 03/13/24	13,448	14,464,626
Skandinaviska Enskilda Banken AB
1.88%, 09/13/21[a]	1,250	1,235,222
2.63%, 03/15/21	13,600	13,906,500
State Street Corp.
1.95%, 05/19/21	6,600	6,606,618
2.55%, 08/18/20	10,974	11,292,182
2.65%, 05/19/26	9,090	9,070,208
3.10%, 05/15/23[a]	12,313	12,638,846
3.30%, 12/16/24[a]	14,040	14,788,842
3.55%, 08/18/25[a]	16,361	17,576,985
3.70%, 11/20/23	9,520	10,312,141
4.38%, 03/07/21	8,590	9,431,505
Sumitomo Mitsui Banking Corp.
2.45%, 01/16/20[a]	30,450	30,791,040
2.65%, 07/23/20[a]	11,000	11,195,169
3.20%, 07/18/22	10,474	10,870,885

Security	Principal (000s)	Value
Sumitomo Mitsui Financial Group Inc.
2.06%, 07/14/21[a]	$15,450	$15,214,942
2.44%, 10/19/21	14,500	14,556,840
2.63%, 07/14/26[a]	22,700	21,985,790
2.93%, 03/09/21	27,100	27,722,105
3.01%, 10/19/26	15,000	14,990,250
3.78%, 03/09/26[a]	19,655	20,887,642
SunTrust Bank/Atlanta GA
3.30%, 05/15/26 (Call 04/15/26)[a]	9,350	9,412,522
SunTrust Banks Inc.
2.90%, 03/03/21 (Call 02/03/21)[a]	10,545	10,894,121
Svenska Handelsbanken AB
1.88%, 09/07/21[a]	1,250	1,238,067
2.40%, 10/01/20	26,350	26,823,257
2.45%, 03/30/21	16,860	17,121,278
Toronto-Dominion Bank (The)
1.80%, 07/13/21[a]	14,550	14,450,284
2.13%, 04/07/21	24,175	24,324,750
2.25%, 11/05/19[a]	12,380	12,610,649
2.50%, 12/14/20	18,350	18,766,044
U.S. Bancorp.
2.35%, 01/29/21 (Call 12/29/20)	3,900	3,980,062
2.95%, 07/15/22 (Call 06/15/22)	17,312	17,970,602
3.00%, 03/15/22 (Call 02/15/22)	16,764	17,573,493
3.10%, 04/27/26 (Call 03/27/26)[a]	5,950	6,060,639
3.70%, 01/30/24 (Call 12/29/23)	13,340	14,390,087
4.13%, 05/24/21 (Call 04/23/21)	10,294	11,297,172
Series F
3.60%, 09/11/24 (Call 08/11/24)	16,810	17,826,154
Series V
2.38%, 07/22/26 (Call 06/22/26)[a]	8,800	8,557,424
U.S. Bank N.A./Cincinnati OH
2.13%, 10/28/19 (Call 09/28/19)	2,735	2,779,588

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
2.80%, 01/27/25 (Call 12/27/24)	$20,217	$20,586,229
UBS AG/Stamford CT
2.35%, 03/26/20[a]	24,330	24,720,409
4.88%, 08/04/20[a]	9,475	10,457,496
Wachovia Corp.
5.50%, 08/01/35	9,017	10,282,989
Wells Fargo & Co.
2.10%, 07/26/21[a]	25,050	24,899,237
2.50%, 03/04/21[a]	28,375	28,681,121
2.55%, 12/07/20[a]	21,075	21,441,140
2.60%, 07/22/20[a]	28,230	28,785,366
3.00%, 01/22/21	16,779	17,297,164
3.00%, 02/19/25[a]	42,060	42,078,363
3.00%, 04/22/26[a]	51,600	51,322,717
3.00%, 10/23/26	22,795	22,689,460
3.30%, 09/09/24	30,011	30,842,266
3.50%, 03/08/22[a]	35,198	37,066,486
3.55%, 09/29/25	41,103	42,546,792
3.90%, 05/01/45	23,695	23,733,168
4.10%, 06/03/26[a]	31,520	33,097,762
4.13%, 08/15/23[a]	20,814	22,136,728
4.30%, 07/22/27[a]	33,365	35,388,007
4.40%, 06/14/46[a]	19,200	19,302,563
4.60%, 04/01/21	31,190	34,200,646
4.65%, 11/04/44	24,350	25,128,735
4.90%, 11/17/45	27,970	30,082,294
5.38%, 02/07/35	7,866	9,312,192
5.38%, 11/02/43	22,590	25,668,436
5.61%, 01/15/44	30,615	35,991,977
Series M
3.45%, 02/13/23[a]	23,157	23,741,705
Series N
2.15%, 01/30/20[a]	26,579	26,696,224
Wells Fargo Bank N.A.
5.85%, 02/01/37	11,100	13,555,846
6.60%, 01/15/38	21,134	28,060,736
Westpac Banking Corp.
2.00%, 08/19/21	28,450	28,249,348
2.10%, 05/13/21	11,645	11,614,923
2.30%, 05/26/20[a]	11,325	11,455,085
2.60%, 11/23/20	21,150	21,606,859
2.70%, 08/19/26	18,600	18,287,715
2.85%, 05/13/26[a]	20,150	20,077,621

Security	Principal (000s)	Value
4.88%, 11/19/19	$12,457	$13,553,581

		8,138,538,794
BEVERAGES — 4.06%
Anheuser-Busch InBev Finance Inc.
2.63%, 01/17/23[a]	13,523	13,625,105
2.65%, 02/01/21 (Call 01/01/21)	86,875	88,827,976
3.30%, 02/01/23 (Call 12/01/22)[a]	73,200	76,442,218
3.65%, 02/01/26 (Call 11/01/25)[a]	141,340	148,487,564
3.70%, 02/01/24[a]	21,276	22,730,112
4.00%, 01/17/43	6,428	6,440,238
4.63%, 02/01/44	10,075	11,125,595
4.70%, 02/01/36 (Call 08/01/35)	72,103	80,038,022
4.90%, 02/01/46 (Call 08/01/45)[a]	134,657	153,791,814
Anheuser-Busch InBev Worldwide Inc.
2.50%, 07/15/22[a]	36,923	37,284,314
3.75%, 07/15/42	11,191	10,862,720
5.00%, 04/15/20[a]	14,912	16,561,600
5.38%, 01/15/20	26,147	29,040,566
6.88%, 11/15/19	7,677	8,832,137
8.20%, 01/15/39	15,762	24,911,439
Coca-Cola Co. (The)
1.55%, 09/01/21	10,850	10,765,129
1.88%, 10/27/20[a]	16,795	16,969,275
2.25%, 09/01/26[a]	7,890	7,712,518
2.45%, 11/01/20[a]	14,384	14,851,540
2.50%, 04/01/23	9,596	9,761,342
2.88%, 10/27/25[a]	26,500	27,373,649
3.15%, 11/15/20	12,197	12,925,616
3.20%, 11/01/23[a]	17,025	18,039,779
3.30%, 09/01/21[a]	17,133	18,325,025
Diageo Capital PLC
2.63%, 04/29/23 (Call 01/29/23)	16,665	17,104,823
Diageo Investment Corp.
2.88%, 05/11/22	15,484	16,159,921
Molson Coors Brewing Co.
2.10%, 07/15/21 (Call 06/15/21)	14,100	14,061,695

82	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
3.00%, 07/15/26 (Call 04/15/26)	$25,350	$25,109,327
4.20%, 07/15/46 (Call 01/15/46)	23,750	23,707,172
5.00%, 05/01/42	9,250	10,316,104
Pepsi Bottling Group Inc. (The) Series B
7.00%, 03/01/29	16,315	23,204,896
PepsiCo Inc.
1.70%, 10/06/21 (Call 09/06/21)	3,315	3,299,652
1.85%, 04/30/20 (Call 03/30/20)	10,000	10,080,223
2.15%, 10/14/20 (Call 09/14/20)	11,360	11,551,297
2.38%, 10/06/26 (Call 07/06/26)	7,550	7,426,482
2.75%, 03/05/22	18,143	18,900,989
2.75%, 03/01/23	21,313	22,021,470
2.75%, 04/30/25 (Call 01/30/25)[a]	15,009	15,397,020
2.85%, 02/24/26 (Call 11/24/25)[a]	12,285	12,640,310
3.00%, 08/25/21	9,196	9,664,901
3.10%, 07/17/22 (Call 05/17/22)	15,865	16,739,390
3.13%, 11/01/20	11,199	11,814,690
3.45%, 10/06/46 (Call 04/06/46)	13,300	12,703,894
3.60%, 03/01/24 (Call 12/01/23)	20,505	22,177,978
4.00%, 03/05/42	6,239	6,514,007
4.45%, 04/14/46 (Call 10/14/45)	18,470	20,591,401
4.50%, 01/15/20[a]	12,980	14,155,339
4.88%, 11/01/40[a]	10,436	12,172,884
5.50%, 01/15/40	11,774	14,799,781

		1,238,040,939
BIOTECHNOLOGY — 2.46%
Amgen Inc.
1.85%, 08/19/21 (Call 07/19/21)[a]	13,340	13,143,078
2.13%, 05/01/20 (Call 04/01/20)[a]	10,378	10,485,260

Security	Principal (000s)	Value
2.25%, 08/19/23 (Call 06/19/23)[a]	$10,600	$10,372,765
2.60%, 08/19/26 (Call 05/19/26)	11,450	11,004,998
3.13%, 05/01/25 (Call 02/01/25)	15,000	15,181,659
3.45%, 10/01/20[a]	8,670	9,130,038
3.63%, 05/15/22 (Call 02/15/22)	4,236	4,497,312
3.63%, 05/22/24 (Call 02/22/24)	19,165	20,097,594
3.88%, 11/15/21 (Call 08/15/21)	24,313	26,105,580
4.10%, 06/15/21 (Call 03/15/21)	12,831	13,830,740
4.40%, 05/01/45 (Call 11/01/44)	28,089	28,560,670
4.56%, 06/15/48 (Call 12/15/47)[b]	18,817	19,216,534
4.66%, 06/15/51 (Call 12/15/50)[b]	45,568	46,596,538
5.15%, 11/15/41 (Call 05/15/41)	4,300	4,748,577
Biogen Inc.
2.90%, 09/15/20[a]	14,915	15,354,942
3.63%, 09/15/22	18,900	20,089,311
4.05%, 09/15/25 (Call 06/15/25)[a]	19,641	20,927,108
5.20%, 09/15/45 (Call 03/15/45)	20,640	23,138,633
Celgene Corp.
2.88%, 08/15/20	9,057	9,341,528
3.25%, 08/15/22	8,276	8,565,350
3.55%, 08/15/22[a]	13,261	13,960,534
3.63%, 05/15/24 (Call 02/15/24)[a]	15,166	15,651,411
3.88%, 08/15/25 (Call 05/15/25)[a]	35,125	36,876,276
4.63%, 05/15/44 (Call 11/15/43)	8,890	9,011,620
5.00%, 08/15/45 (Call 02/15/45)[a]	32,150	34,447,024
Gilead Sciences Inc.
2.50%, 09/01/23 (Call 07/01/23)	6,000	5,971,081

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
2.55%, 09/01/20	$22,609	$23,120,088
2.95%, 03/01/27 (Call 12/01/26)[a]	18,800	18,592,029
3.25%, 09/01/22 (Call 07/01/22)	14,950	15,658,322
3.50%, 02/01/25 (Call 11/01/24)	28,697	29,846,917
3.65%, 03/01/26 (Call 12/01/25)	31,162	32,674,095
3.70%, 04/01/24 (Call 01/01/24)	17,690	18,693,034
4.00%, 09/01/36 (Call 03/01/36)[a]	5,250	5,222,717
4.15%, 03/01/47 (Call 09/01/46)	25,985	25,687,903
4.40%, 12/01/21 (Call 09/01/21)[a]	19,264	21,310,538
4.50%, 04/01/21 (Call 01/01/21)	9,254	10,160,957
4.50%, 02/01/45 (Call 08/01/44)[a]	18,893	19,692,180
4.60%, 09/01/35 (Call 03/01/35)[a]	17,878	19,149,905
4.75%, 03/01/46 (Call 09/01/45)[a]	30,209	32,656,938
4.80%, 04/01/44 (Call 10/01/43)[a]	20,745	22,531,962
5.65%, 12/01/41 (Call 06/01/41)	7,920	9,583,750

		750,887,496
CHEMICALS — 1.29%
CF Industries Inc.
3.45%, 06/01/23[a]	100	93,500
4.95%, 06/01/43[a]	100	83,852
5.15%, 03/15/34[a]	—	—
5.38%, 03/15/44[a]	—	—
7.13%, 05/01/20	2,235	2,471,038
Dow Chemical Co. (The)
3.00%, 11/15/22 (Call 08/15/22)[a]	11,622	11,931,571
3.50%, 10/01/24 (Call 07/01/24)[a]	13,264	13,876,728
4.13%, 11/15/21 (Call 08/15/21)	17,523	19,016,429

Security	Principal (000s)	Value
4.25%, 11/15/20 (Call 08/15/20)	$16,329	$17,587,737
4.38%, 11/15/42 (Call 05/15/42)	17,340	17,429,478
5.25%, 11/15/41 (Call 05/15/41)[a]	8,688	9,512,609
7.38%, 11/01/29[a]	6,242	8,387,585
9.40%, 05/15/39	9,976	15,955,239
Eastman Chemical Co.
2.70%, 01/15/20 (Call 12/15/19)	12,583	12,812,786
3.60%, 08/15/22 (Call 05/15/22)	8,326	8,735,648
3.80%, 03/15/25 (Call 12/15/24)[a]	10,070	10,471,033
4.65%, 10/15/44 (Call 04/15/44)[a]	9,285	9,277,572
Ecolab Inc.
2.70%, 11/01/26 (Call 08/01/26)	6,000	5,971,560
4.35%, 12/08/21[a]	19,750	21,974,680
5.50%, 12/08/41	5,408	6,651,325
EI du Pont de Nemours & Co.
2.80%, 02/15/23	19,774	19,976,246
3.63%, 01/15/21[a]	10,403	11,080,334
4.15%, 02/15/43[a]	7,774	7,658,247
4.63%, 01/15/20[a]	12,298	13,510,342
LYB International Finance BV
4.00%, 07/15/23[a]	12,156	13,051,400
4.88%, 03/15/44 (Call 09/15/43)[a]	14,291	15,086,221
5.25%, 07/15/43[a]	7,753	8,530,534
LyondellBasell Industries NV
4.63%, 02/26/55 (Call 08/26/54)	17,846	16,882,732
5.75%, 04/15/24 (Call 01/15/24)[a]	9,720	11,353,932
6.00%, 11/15/21 (Call 08/17/21)	8,653	10,058,807
Monsanto Co.
3.38%, 07/15/24 (Call 04/15/24)[a]	10,359	10,603,942
4.40%, 07/15/44 (Call 01/15/44)[a]	11,100	11,020,729

84	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
4.70%, 07/15/64 (Call 01/15/64)	$10,735	$9,980,652
Mosaic Co. (The)
4.25%, 11/15/23 (Call 08/15/23)[a]	15,215	15,502,372
Potash Corp. of Saskatchewan Inc.
3.63%, 03/15/24 (Call 12/15/23)	10,217	10,520,133
Rohm & Haas Co.
7.85%, 07/15/29	9,631	13,458,821
Westlake Chemical Corp.
3.60%, 08/15/26 (Call 05/15/26)[b]	3,500	3,498,085

		394,013,899
COMMERCIAL SERVICES — 0.14%
Automatic Data Processing Inc.
2.25%, 09/15/20 (Call 08/15/20)[a]	11,432	11,693,457
3.38%, 09/15/25 (Call 06/15/25)[a]	9,633	10,290,945
S&P Global Inc.
4.40%, 02/15/26 (Call 11/15/25)	9,550	10,557,703
Total System Services Inc.
3.80%, 04/01/21 (Call 03/01/21)[a]	5,150	5,429,305
4.80%, 04/01/26 (Call 01/01/26)[a]	3,550	3,889,961

		41,861,371
COMPUTERS — 3.69%
Apple Inc.
1.55%, 02/07/20[a]	13,928	13,937,836
1.55%, 08/04/21 (Call 07/04/21)	5,700	5,629,902
2.00%, 05/06/20[a]	9,529	9,662,735
2.15%, 02/09/22[a]	20,220	20,335,119
2.25%, 02/23/21 (Call 01/23/21)[a]	35,610	36,206,079
2.40%, 05/03/23	67,690	67,919,198
2.45%, 08/04/26 (Call 05/04/26)[a]	23,318	22,850,122
2.50%, 02/09/25	19,653	19,523,461

Security	Principal (000s)	Value
2.70%, 05/13/22	$15,319	$15,806,985
2.85%, 05/06/21[a]	38,661	40,394,049
2.85%, 02/23/23 (Call 12/23/22)[a]	19,295	20,002,364
3.20%, 05/13/25[a]	26,007	27,222,864
3.25%, 02/23/26 (Call 11/23/25)	47,280	49,434,691
3.45%, 05/06/24[a]	28,379	30,251,058
3.45%, 02/09/45[a]	28,881	26,679,664
3.85%, 05/04/43[a]	40,400	39,778,652
3.85%, 08/04/46 (Call 02/04/46)	24,705	23,987,023
4.38%, 05/13/45	19,010	19,921,588
4.45%, 05/06/44[a]	17,512	18,782,634
4.50%, 02/23/36 (Call 08/23/35)[a]	7,855	8,757,930
4.65%, 02/23/46 (Call 08/23/45)	47,195	52,195,320
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
4.42%, 06/15/21 (Call 05/15/21)[b]	49,264	51,547,175
5.45%, 06/15/23 (Call 04/15/23)[b]	48,151	51,562,985
6.02%, 06/15/26 (Call 03/15/26)[a,b]	58,240	63,148,409
8.10%, 07/15/36 (Call 01/15/36)[b]	19,175	22,884,099
8.35%, 07/15/46 (Call 01/15/46)[b]	23,695	28,705,943
Hewlett Packard Enterprise Co.
3.60%, 10/15/20 (Call 09/15/20)[a,b]	39,155	40,644,801
4.40%, 10/15/22 (Call 08/15/22)[a,b]	18,750	20,194,382
4.90%, 10/15/25 (Call 07/15/25)[a,b]	28,940	30,747,176
6.20%, 10/15/35 (Call 04/15/35)[b]	7,410	7,681,673
6.35%, 10/15/45 (Call 04/15/45)[a,b]	18,525	19,213,120
HP Inc.
4.30%, 06/01/21	17,222	18,501,994
4.38%, 09/15/21[a]	8,280	8,899,487

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
4.65%, 12/09/21	$17,749	$19,348,937
6.00%, 09/15/41[a]	15,202	15,386,081
International Business Machines Corp.
1.63%, 05/15/20[a]	6,827	6,834,071
1.88%, 08/01/22[a]	8,451	8,329,538
2.25%, 02/19/21[a]	12,550	12,803,529
2.88%, 11/09/22	13,675	14,214,662
3.38%, 08/01/23[a]	15,375	16,314,348
3.45%, 02/19/26[a]	23,900	25,355,027
3.63%, 02/12/24[a]	36,295	38,961,619
4.00%, 06/20/42[a]	5,644	5,739,779
4.70%, 02/19/46[a]	1,000	1,115,930
8.38%, 11/01/19[a]	5,457	6,553,980
Seagate HDD Cayman
4.75%, 06/01/23[a]	14,473	14,400,635
4.75%, 01/01/25	8,686	8,305,988

		1,126,674,642
COSMETICS & PERSONAL CARE — 0.18%
Procter & Gamble Co. (The)
1.70%, 11/03/21	2,805	2,799,250
2.30%, 02/06/22	10,624	10,838,504
2.45%, 11/03/26	5,000	4,992,950
3.10%, 08/15/23[a]	11,869	12,591,277
5.55%, 03/05/37[a]	16,273	22,274,661

		53,496,642
DIVERSIFIED FINANCIAL SERVICES — 2.79%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
3.95%, 02/01/22 (Call 01/01/22)[a]	12,900	13,147,938
4.50%, 05/15/21[a]	15,900	16,555,875
5.00%, 10/01/21[a]	17,400	18,487,500
Air Lease Corp.
3.00%, 09/15/23 (Call 07/15/23)	12,500	12,388,250
American Express Co.
2.65%, 12/02/22	22,253	22,621,910
4.05%, 12/03/42	10,384	10,508,728
American Express Credit Corp.
2.25%, 05/05/21 (Call 04/04/21)[a]	26,700	26,916,016
2.38%, 05/26/20 (Call 04/25/20)	17,450	17,749,082

Security	Principal (000s)	Value
Series F
2.60%, 09/14/20 (Call 08/14/20)	$14,769	$15,111,409
Ameriprise Financial Inc.
4.00%, 10/15/23	12,373	13,356,755
5.30%, 03/15/20	3,520	3,890,764
Capital One Bank USA N.A.
3.38%, 02/15/23	15,290	15,595,886
CME Group Inc.
3.00%, 09/15/22	10,848	11,444,560
3.00%, 03/15/25 (Call 12/15/24)[a]	9,669	10,012,965
5.30%, 09/15/43 (Call 03/15/43)	7,331	9,085,533
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/20[b]	200	203,991
2.34%, 11/15/20[a]	74,514	75,982,365
3.37%, 11/15/25[a]	35,791	38,112,819
4.42%, 11/15/35[a]	141,047	153,837,960
HSBC Finance Corp.
6.68%, 01/15/21	30,746	35,094,121
Intercontinental Exchange Inc.
2.75%, 12/01/20 (Call 11/01/20)	16,705	17,246,633
3.75%, 12/01/25 (Call 09/01/25)[a]	18,179	19,398,275
4.00%, 10/15/23[a]	4,975	5,390,895
International Lease Finance Corp.
5.88%, 08/15/22[a]	9,450	10,407,096
8.25%, 12/15/20[a]	11,000	13,057,180
Jefferies Group LLC
6.88%, 04/15/21[a]	11,752	13,631,875
Nomura Holdings Inc.
6.70%, 03/04/20[a]	14,233	16,246,621
Synchrony Financial
2.70%, 02/03/20 (Call 01/03/20)[a]	9,235	9,354,017
3.70%, 08/04/26 (Call 05/04/26)[a]	880	869,414
3.75%, 08/15/21 (Call 06/15/21)[a]	8,990	9,430,412
4.25%, 08/15/24 (Call 05/15/24)	12,295	12,791,567

86	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
4.50%, 07/23/25 (Call 04/24/25)	$14,950	$15,679,772
Visa Inc.
2.20%, 12/14/20 (Call 11/14/20)	33,340	33,925,977
2.80%, 12/14/22 (Call 10/14/22)	31,695	32,906,579
3.15%, 12/14/25 (Call 09/14/25)[a]	49,050	51,156,555
4.15%, 12/14/35 (Call 06/14/35)[a]	24,169	26,729,222
4.30%, 12/14/45 (Call 06/14/45)	38,830	43,300,009

		851,626,526
ELECTRIC — 1.72%
Berkshire Hathaway Energy Co.
4.50%, 02/01/45 (Call 08/01/44)[a]	11,421	12,547,402
5.15%, 11/15/43 (Call 05/15/43)	11,719	13,990,870
6.13%, 04/01/36[a]	22,605	29,549,572
6.50%, 09/15/37[a]	8,226	11,176,087
Consolidated Edison Co. of New York Inc.
4.45%, 03/15/44 (Call 09/15/43)	10,436	11,532,872
4.63%, 12/01/54 (Call 06/01/54)[a]	9,890	11,021,840
Duke Energy Carolinas LLC
3.88%, 03/15/46 (Call 09/15/45)	600	612,516
5.30%, 02/15/40[a]	8,867	10,882,121
Duke Energy Corp.
1.80%, 09/01/21 (Call 08/01/21)	12,815	12,656,340
2.65%, 09/01/26 (Call 06/01/26)[a]	15,095	14,694,353
3.75%, 04/15/24 (Call 01/15/24)	15,626	16,557,135
3.75%, 09/01/46 (Call 03/01/46)[a]	14,385	13,717,460
Duke Energy Florida LLC
6.40%, 06/15/38[a]	11,036	15,152,297

Security	Principal (000s)	Value
Emera U.S. Finance LP
2.70%, 06/15/21 (Call 05/15/21)[a,b]	$11,575	$11,783,279
3.55%, 06/15/26 (Call 03/15/26)[a,b]	12,153	12,427,379
4.75%, 06/15/46 (Call 12/15/45)[a,b]	11,600	12,329,385
Exelon Corp.
2.85%, 06/15/20 (Call 05/15/20)	13,401	13,795,324
3.40%, 04/15/26 (Call 01/15/26)[a]	9,675	9,990,632
3.95%, 06/15/25 (Call 03/15/25)[a]	8,575	9,144,854
4.45%, 04/15/46 (Call 10/15/45)	7,150	7,434,188
5.10%, 06/15/45 (Call 12/15/44)[a]	1,799	2,029,650
Exelon Generation Co. LLC
2.95%, 01/15/20 (Call 12/15/19)	9,325	9,637,071
5.60%, 06/15/42 (Call 12/15/41)[a]	7,708	7,863,541
6.25%, 10/01/39	11,891	12,945,785
Fortis Inc.
3.06%, 10/04/26 (Call 07/04/26)[b]	5,000	4,915,000
Georgia Power Co.
4.30%, 03/15/42	17,602	18,652,998
NiSource Finance Corp.
4.80%, 02/15/44 (Call 08/15/43)	7,341	8,051,702
Oncor Electric Delivery Co. LLC
7.00%, 09/01/22	9,223	11,580,085
Pacific Gas & Electric Co.
3.50%, 10/01/20 (Call 07/01/20)	10,722	11,364,042
5.40%, 01/15/40	12,281	15,182,383
5.80%, 03/01/37	11,486	14,684,627
6.05%, 03/01/34[a]	35,026	45,895,622
Southern California Edison Co.
4.65%, 10/01/43 (Call 04/01/43)[a]	10,506	12,236,753

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Southern Co. (The)
2.35%, 07/01/21 (Call 06/01/21)	$19,150	$19,324,757
2.95%, 07/01/23 (Call 05/01/23)[a]	16,650	17,064,180
3.25%, 07/01/26 (Call 04/01/26)[a]	19,035	19,552,897
4.40%, 07/01/46 (Call 01/01/46)	23,375	24,637,019
Virginia Electric & Power Co. Series A
3.15%, 01/15/26 (Call 10/15/25)	17,251	17,842,687

		524,456,705
ELECTRONICS — 0.25%
Fortive Corp.
2.35%, 06/15/21 (Call 05/15/21)[a,b]	1,975	1,981,880
3.15%, 06/15/26 (Call 03/15/26)[b]	16,240	16,354,211
Honeywell International Inc.
1.85%, 11/01/21 (Call 10/01/21)	18,000	17,956,800
2.50%, 11/01/26 (Call 08/01/26)	18,000	17,783,100
4.25%, 03/01/21[a]	7,899	8,698,018
Koninklijke Philips NV
3.75%, 03/15/22	12,131	13,052,590

		75,826,599
ENGINEERING & CONSTRUCTION — 0.07%
ABB Finance USA Inc.
2.88%, 05/08/22	14,963	15,493,925
4.38%, 05/08/42[a]	4,367	4,890,576

		20,384,501
ENVIRONMENTAL CONTROL — 0.09%
Republic Services Inc.
3.55%, 06/01/22 (Call 03/01/22)	8,895	9,491,050
5.00%, 03/01/20[a]	9,132	10,048,932
Waste Management Inc.
4.10%, 03/01/45 (Call 09/01/44)	9,024	9,518,892

		29,058,874

Security	Principal (000s)	Value
FOOD — 1.42%
General Mills Inc.
3.15%, 12/15/21 (Call 09/15/21)	$12,224	$12,849,051
JM Smucker Co. (The)
3.50%, 10/15/21	25	26,570
3.50%, 03/15/25[a]	21,535	22,648,713
Kellogg Co.
3.25%, 04/01/26[a]	6,450	6,582,355
4.00%, 12/15/20	7,827	8,439,514
Series B
7.45%, 04/01/31	1,456	1,995,393
Kraft Heinz Foods Co.
2.80%, 07/02/20 (Call 06/02/20)[a]	21,350	21,957,565
3.00%, 06/01/26 (Call 03/01/26)[a]	25,080	24,815,539
3.50%, 06/06/22[a]	24,081	25,423,533
3.50%, 07/15/22 (Call 05/15/22)	15,645	16,501,586
3.95%, 07/15/25 (Call 04/15/25)[a]	18,465	19,729,825
4.38%, 06/01/46 (Call 12/01/45)	42,100	42,746,757
5.00%, 07/15/35 (Call 01/15/35)	12,957	14,409,719
5.00%, 06/04/42[a]	21,903	24,195,721
5.20%, 07/15/45 (Call 01/15/45)	22,420	25,242,678
5.38%, 02/10/20	9,830	10,856,499
6.50%, 02/09/40	13,519	17,578,712
6.88%, 01/26/39	9,540	12,750,085
Kroger Co. (The)
2.65%, 10/15/26 (Call 07/15/26)	1,000	971,890
6.15%, 01/15/20	6,827	7,701,651
Mondelez International Inc.
4.00%, 02/01/24 (Call 11/01/23)[a]	18,924	21,022,959
6.50%, 02/09/40[a]	1,961	2,594,168
Sysco Corp.
2.60%, 10/01/20 (Call 09/01/20)	9,320	9,533,381
3.30%, 07/15/26 (Call 04/15/26)[a]	12,685	12,928,358

88	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
3.75%, 10/01/25 (Call 07/01/25)	$9,418	$9,913,583
Tyson Foods Inc.
3.95%, 08/15/24 (Call 05/15/24)[a]	9,600	10,157,843
4.50%, 06/15/22 (Call 03/15/22)	17,245	18,925,413
Unilever Capital Corp.
4.25%, 02/10/21	14,063	15,502,070
5.90%, 11/15/32	11,159	15,154,580

		433,155,711
FOREST PRODUCTS & PAPER — 0.15%
International Paper Co.
3.00%, 02/15/27 (Call 11/15/26)[a]	13,900	13,694,174
3.65%, 06/15/24 (Call 03/15/24)	5,965	6,180,002
4.40%, 08/15/47 (Call 02/15/47)[a]	14,935	14,521,017
4.80%, 06/15/44 (Call 12/15/43)	9,500	9,670,318
7.30%, 11/15/39[a]	1,050	1,371,310

		45,436,821
GAS — 0.04%
Sempra Energy
6.00%, 10/15/39[a]	10,195	12,713,387

		12,713,387
HEALTH CARE – PRODUCTS — 1.75%
Abbott Laboratories
2.00%, 03/15/20[a]	11,229	11,301,314
2.55%, 03/15/22[a]	8,408	8,555,116
2.95%, 03/15/25 (Call 12/15/24)[a]	10,270	10,323,988
Becton Dickinson and Co.
2.68%, 12/15/19	6,441	6,635,966
3.13%, 11/08/21	10,316	10,785,287
3.73%, 12/15/24 (Call 09/15/24)	27,790	29,565,792
4.69%, 12/15/44 (Call 06/15/44)	16,775	18,298,163
Boston Scientific Corp.
3.85%, 05/15/25[a]	7,405	7,751,508
6.00%, 01/15/20	6,931	7,758,409

Security	Principal (000s)	Value
Medtronic Inc.
2.50%, 03/15/20[a]	$30,843	$31,584,237
3.15%, 03/15/22[a]	34,655	36,434,926
3.50%, 03/15/25	47,719	50,617,137
3.63%, 03/15/24 (Call 12/15/23)	5,744	6,132,008
4.38%, 03/15/35	28,734	31,541,841
4.45%, 03/15/20[a]	12,143	13,185,511
4.63%, 03/15/45	49,628	56,147,144
St. Jude Medical Inc.
3.25%, 04/15/23 (Call 01/15/23)[a]	6,142	6,266,112
Stryker Corp.
2.63%, 03/15/21 (Call 02/15/21)	10,960	11,158,183
3.38%, 11/01/25 (Call 08/01/25)	7,328	7,607,937
3.50%, 03/15/26 (Call 12/15/25)[a]	17,265	17,988,757
4.63%, 03/15/46 (Call 09/15/45)[a]	9,940	10,643,253
Thermo Fisher Scientific Inc.
2.95%, 09/19/26 (Call 06/19/26)[a]	9,120	8,974,984
3.00%, 04/15/23 (Call 02/15/23)[a]	15,015	15,233,371
3.15%, 01/15/23 (Call 10/15/22)	7,998	8,153,771
3.30%, 02/15/22[a]	11,042	11,541,505
3.60%, 08/15/21 (Call 05/15/21)[a]	9,856	10,421,578
4.15%, 02/01/24 (Call 11/01/23)[a]	12,866	13,876,026
4.50%, 03/01/21	11,056	12,099,959
Zimmer Biomet Holdings Inc.
2.70%, 04/01/20 (Call 03/01/20)	9,870	10,017,858
3.15%, 04/01/22 (Call 02/01/22)[a]	12,350	12,655,879
3.55%, 04/01/25 (Call 01/01/25)[a]	25,003	25,475,217
4.45%, 08/15/45 (Call 02/15/45)	17,190	16,940,822

		535,673,559

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
HEALTH CARE – SERVICES — 1.64%
Aetna Inc.
2.40%, 06/15/21 (Call 05/15/21)[a]	$22,675	$22,877,615
2.75%, 11/15/22 (Call 08/15/22)[a]	13,797	14,022,087
2.80%, 06/15/23 (Call 04/15/23)	18,025	18,285,440
3.20%, 06/15/26 (Call 03/15/26)	35,915	36,124,539
3.50%, 11/15/24 (Call 08/15/24)[a]	11,000	11,458,265
3.95%, 09/01/20[a]	1,755	1,874,786
4.25%, 06/15/36 (Call 12/15/35)	20,422	20,798,069
4.38%, 06/15/46 (Call 12/15/45)	28,350	28,592,302
6.63%, 06/15/36	6,873	8,984,398
Anthem Inc.
3.13%, 05/15/22[a]	11,635	11,993,564
3.30%, 01/15/23	11,290	11,641,286
3.50%, 08/15/24 (Call 05/15/24)	8,225	8,508,711
4.63%, 05/15/42	8,814	9,170,038
4.65%, 01/15/43	11,675	12,373,944
4.65%, 08/15/44 (Call 02/15/44)[a]	12,214	13,003,260
5.85%, 01/15/36[a]	9,657	11,479,645
6.38%, 06/15/37	890	1,132,271
Cigna Corp.
3.25%, 04/15/25 (Call 01/15/25)[a]	11,590	11,711,746
4.00%, 02/15/22 (Call 11/15/21)	6,314	6,766,721
5.38%, 02/15/42 (Call 08/15/41)	10,385	12,124,568
Humana Inc.
4.95%, 10/01/44 (Call 04/01/44)[a]	7,985	8,603,701
Laboratory Corp. of America Holdings
3.60%, 02/01/25 (Call 11/01/24)	10,071	10,433,641

Security	Principal (000s)	Value
4.70%, 02/01/45 (Call 08/01/44)	$12,605	$13,439,096
UnitedHealth Group Inc.
2.13%, 03/15/21	8,246	8,315,476
2.70%, 07/15/20	15,415	15,883,431
2.88%, 12/15/21	8,750	9,106,089
2.88%, 03/15/22 (Call 12/15/21)[a]	13,562	14,079,278
2.88%, 03/15/23[a]	6,777	6,968,101
3.10%, 03/15/26[a]	14,650	15,022,825
3.35%, 07/15/22[a]	18,392	19,536,847
3.75%, 07/15/25	26,487	28,653,157
4.25%, 03/15/43 (Call 09/15/42)	5,679	6,031,662
4.63%, 07/15/35[a]	12,810	14,488,663
4.75%, 07/15/45[a]	29,446	33,908,930
5.80%, 03/15/36[a]	4,150	5,275,659
6.88%, 02/15/38	12,520	17,423,136

		500,092,947
HOLDING COMPANIES – DIVERSIFIED — 0.03%
MUFG Americas Holdings Corp.
2.25%, 02/10/20 (Call 01/10/20)	9,071	9,130,840

		9,130,840
HOUSEWARES — 0.28%
Newell Brands Inc.
3.15%, 04/01/21 (Call 03/01/21)[a]	12,600	13,094,651
3.85%, 04/01/23 (Call 02/01/23)[a]	19,050	20,216,100
4.20%, 04/01/26 (Call 01/01/26)[a]	26,275	28,333,612
5.50%, 04/01/46 (Call 10/01/45)[a]	20,520	24,293,068

		85,937,431
INSURANCE — 1.90%
Aflac Inc.
3.63%, 11/15/24[a]	9,618	10,272,477
American International Group Inc.
3.30%, 03/01/21 (Call 02/01/21)[a]	17,101	17,865,175
3.75%, 07/10/25 (Call 04/10/25)[a]	5,425	5,664,106

90	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
3.88%, 01/15/35 (Call 07/15/34)[a]	$17,173	$16,682,163
3.90%, 04/01/26 (Call 01/01/26)[a]	18,615	19,553,421
4.13%, 02/15/24	16,495	17,726,983
4.38%, 01/15/55 (Call 07/15/54)	7,926	7,428,286
4.50%, 07/16/44 (Call 01/16/44)	31,443	31,936,262
4.80%, 07/10/45 (Call 01/10/45)[a]	6,895	7,306,343
4.88%, 06/01/22	17,864	19,944,465
6.25%, 05/01/36	13,057	16,001,924
Aon PLC
3.88%, 12/15/25 (Call 09/15/25)	7,000	7,406,808
Berkshire Hathaway Finance Corp.
3.00%, 05/15/22	5,660	5,947,165
4.25%, 01/15/21[a]	4,921	5,408,112
5.75%, 01/15/40[a]	9,588	12,495,206
Berkshire Hathaway Inc.
2.20%, 03/15/21 (Call 02/15/21)[a]	10,300	10,512,839
2.75%, 03/15/23 (Call 01/15/23)[a]	32,397	33,360,678
3.13%, 03/15/26 (Call 12/15/25)[a]	33,380	34,638,399
4.50%, 02/11/43[a]	11,443	12,886,156
Chubb Corp. (The)
6.00%, 05/11/37	8,601	11,353,311
Chubb INA Holdings Inc.
2.30%, 11/03/20 (Call 10/03/20)	17,720	18,078,821
2.88%, 11/03/22 (Call 09/03/22)	10,124	10,528,925
3.15%, 03/15/25[a]	11,350	11,747,990
3.35%, 05/03/26 (Call 02/03/26)[a]	10,285	10,808,727
4.35%, 11/03/45 (Call 05/03/45)[a]	22,435	24,966,756
Manulife Financial Corp.
4.15%, 03/04/26	15,925	17,363,585
5.38%, 03/04/46	9,300	11,058,617

Security	Principal (000s)	Value
MetLife Inc.
3.60%, 04/10/24[a]	$9,762	$10,339,526
4.05%, 03/01/45[a]	9,795	9,664,258
4.13%, 08/13/42[a]	8,328	8,372,140
4.60%, 05/13/46 (Call 11/13/45)[a]	8,150	8,839,223
4.75%, 02/08/21[a]	15,061	16,741,383
4.88%, 11/13/43[a]	13,215	14,652,828
5.70%, 06/15/35	7,175	8,692,810
5.88%, 02/06/41	11,295	13,842,444
6.38%, 06/15/34	8,149	10,412,542
Series D
4.37%, 09/15/23[a]	13,810	15,273,019
Prudential Financial Inc.
4.60%, 05/15/44[a]	12,620	13,377,903
5.70%, 12/14/36	3,970	4,725,080
Series D
6.63%, 12/01/37	9,350	12,278,914
Travelers Companies Inc. (The)
5.35%, 11/01/40	7,925	9,862,023
6.25%, 06/15/37	9,255	12,542,193

		578,559,986
INTERNET — 0.58%
Alphabet Inc.
2.00%, 08/15/26 (Call 05/15/26)[a]	20,889	20,153,640
3.38%, 02/25/24[a]	1,000	1,080,731
3.63%, 05/19/21[a]	3,200	3,484,484
Amazon.com Inc.
2.50%, 11/29/22 (Call 08/29/22)[a]	15,622	15,981,703
2.60%, 12/05/19 (Call 11/05/19)	14,629	15,103,901
3.30%, 12/05/21 (Call 10/05/21)[a]	13,989	14,833,526
3.80%, 12/05/24 (Call 09/05/24)	18,082	19,811,189
4.80%, 12/05/34 (Call 06/05/34)[a]	16,915	19,311,615
4.95%, 12/05/44 (Call 06/05/44)[a]	9,552	11,211,194
eBay Inc.
2.60%, 07/15/22 (Call 04/15/22)	12,175	12,162,193

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
2.88%, 08/01/21 (Call 06/01/21)[a]	$5,643	$5,773,445
3.45%, 08/01/24 (Call 05/01/24)[a]	9,955	10,175,008
3.80%, 03/09/22 (Call 02/09/22)[a]	5,500	5,832,965
4.00%, 07/15/42 (Call 01/15/42)	10,297	9,087,337
Expedia Inc.
5.00%, 02/15/26 (Call 11/15/25)[b]	12,100	12,568,808

		176,571,739
LODGING — 0.04%
Marriott International Inc./MD
2.30%, 01/15/22 (Call 12/15/21)[a]	7,650	7,651,290
Series R
3.13%, 06/15/26 (Call 03/15/26)	4,700	4,680,240

		12,331,530
MACHINERY — 0.37%
Caterpillar Financial Services Corp.
1.70%, 08/09/21	15,400	15,104,320
Caterpillar Inc.
3.40%, 05/15/24 (Call 02/15/24)[a]	9,745	10,357,390
3.80%, 08/15/42[a]	20,092	20,204,172
3.90%, 05/27/21[a]	13,022	14,078,165
5.20%, 05/27/41[a]	9,498	11,325,481
Deere & Co.
2.60%, 06/08/22 (Call 03/08/22)	15,559	15,976,633
3.90%, 06/09/42 (Call 12/09/41)	9,671	10,073,760
4.38%, 10/16/19	3,171	3,429,959
John Deere Capital Corp.
2.80%, 03/06/23	12,900	13,293,939

		113,843,819
MANUFACTURING — 1.39%
3M Co.
5.70%, 03/15/37	8,151	10,760,279

Security	Principal (000s)	Value
Eaton Corp.
2.75%, 11/02/22	$20,055	$20,436,873
4.15%, 11/02/42[a]	9,440	9,704,445
General Electric Co.
2.20%, 01/09/20 (Call 12/09/19)	4,989	5,056,825
2.70%, 10/09/22	31,192	32,190,568
3.10%, 01/09/23	18,967	20,031,181
3.15%, 09/07/22[a]	11,685	12,252,865
3.38%, 03/11/24[a]	10,843	11,573,515
3.45%, 05/15/24 (Call 02/13/24)	1,140	1,218,774
4.13%, 10/09/42[a]	27,934	29,628,110
4.38%, 09/16/20	17,386	19,119,958
4.50%, 03/11/44[a]	25,970	29,136,346
4.63%, 01/07/21[a]	16,838	18,746,518
4.65%, 10/17/21	8,485	9,580,267
5.30%, 02/11/21	18,853	21,431,072
5.50%, 01/08/20	10,163	11,344,809
5.88%, 01/14/38	27,309	35,490,708
6.15%, 08/07/37	14,197	19,048,471
6.88%, 01/10/39	26,481	38,737,696
Series A
6.75%, 03/15/32[a]	35,061	48,229,621
Illinois Tool Works Inc.
2.65%, 11/15/26	10,000	9,968,500
3.90%, 09/01/42 (Call 03/01/42)	11,480	12,132,139

		425,819,540
MEDIA — 4.89%
21st Century Fox America Inc.
3.00%, 09/15/22[a]	14,752	15,183,387
4.50%, 02/15/21[a]	9,338	10,260,845
6.15%, 03/01/37[a]	7,729	9,415,518
6.15%, 02/15/41[a]	22,186	27,338,827
6.20%, 12/15/34[a]	11,364	14,123,218
6.40%, 12/15/35[a]	12,155	15,237,075
6.65%, 11/15/37	15,746	20,278,281
CBS Corp.
3.50%, 01/15/25 (Call 10/15/24)	2,565	2,637,025
4.00%, 01/15/26 (Call 10/15/25)[a]	7,970	8,471,115

92	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
7.88%, 07/30/30	$9,645	$13,508,290
Charter Communications Operating LLC/Charter Communications Operating Capital
3.58%, 07/23/20 (Call 06/23/20)[a,b]	31,413	32,528,161
4.46%, 07/23/22 (Call 05/23/22)[b]	34,451	36,778,833
4.91%, 07/23/25 (Call 04/23/25)[b]	55,595	60,056,382
6.38%, 10/23/35 (Call 04/23/35)[a,b]	28,630	33,050,873
6.48%, 10/23/45 (Call 04/23/45)[b]	37,800	44,389,345
Comcast Cable Communications Holdings Inc.
9.46%, 11/15/22	17,093	23,847,485
Comcast Corp.
2.35%, 01/15/27 (Call 10/15/26)	14,470	13,997,855
2.75%, 03/01/23 (Call 02/01/23)[a]	8,175	8,390,135
2.85%, 01/15/23	13,570	13,993,023
3.13%, 07/15/22[a]	11,895	12,458,781
3.15%, 03/01/26 (Call 12/01/25)[a]	26,220	27,125,662
3.20%, 07/15/36 (Call 01/15/36)[a]	13,710	13,027,386
3.38%, 02/15/25 (Call 11/15/24)	9,408	9,899,350
3.38%, 08/15/25 (Call 05/15/25)[a]	17,310	18,134,794
3.40%, 07/15/46 (Call 01/15/46)[a]	19,580	18,059,852
3.60%, 03/01/24[a]	19,171	20,527,227
4.20%, 08/15/34 (Call 02/15/34)	21,131	22,626,468
4.25%, 01/15/33[a]	19,726	21,210,847
4.40%, 08/15/35 (Call 02/15/35)	13,505	14,828,242
4.60%, 08/15/45 (Call 02/15/45)[a]	20,665	22,778,534

Security	Principal (000s)	Value
4.65%, 07/15/42	$15,551	$17,248,647
4.75%, 03/01/44	6,568	7,315,800
5.15%, 03/01/20[a]	16,843	18,715,974
5.65%, 06/15/35	12,102	15,073,025
6.40%, 05/15/38	7,825	10,520,992
6.40%, 03/01/40[a]	7,181	9,756,318
6.45%, 03/15/37	16,601	22,198,862
6.50%, 11/15/35	11,527	15,457,048
6.55%, 07/01/39	12,203	16,632,854
6.95%, 08/15/37	22,321	31,600,581
7.05%, 03/15/33	12,060	16,722,921
Discovery Communications LLC
4.88%, 04/01/43	10,279	9,758,980
5.05%, 06/01/20	16,515	17,990,757
6.35%, 06/01/40[a]	7,575	8,268,116
Historic TW Inc.
6.63%, 05/15/29	15,471	19,676,067
NBCUniversal Media LLC
2.88%, 01/15/23[a]	13,180	13,579,732
4.38%, 04/01/21[a]	22,752	25,027,696
4.45%, 01/15/43[a]	15,093	16,385,026
5.15%, 04/30/20[a]	23,787	26,467,055
5.95%, 04/01/41	17,124	22,162,908
6.40%, 04/30/40	10,693	14,512,409
Time Warner Cable LLC
4.00%, 09/01/21 (Call 06/01/21)	12,968	13,640,227
4.50%, 09/15/42 (Call 03/15/42)	12,630	11,728,658
5.00%, 02/01/20	19,401	20,836,230
5.50%, 09/01/41 (Call 03/01/41)[a]	18,083	18,958,291
5.88%, 11/15/40 (Call 05/15/40)	15,296	16,598,487
6.55%, 05/01/37	20,741	24,060,178
6.75%, 06/15/39	14,272	17,113,555
7.30%, 07/01/38	16,635	20,913,213
Time Warner Entertainment Co. LP
8.38%, 03/15/23	11,020	14,203,959
8.38%, 07/15/33	9,555	12,826,339
Time Warner Inc.
2.95%, 07/15/26 (Call 04/15/26)	13,505	13,300,503

SCHEDULES OF INVESTMENTS	93

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
3.55%, 06/01/24 (Call 03/01/24)	$9,925	$10,266,255
3.60%, 07/15/25 (Call 04/15/25)	24,200	24,994,133
4.70%, 01/15/21	11,303	12,385,659
4.75%, 03/29/21[a]	12,285	13,483,646
4.85%, 07/15/45 (Call 01/15/45)	4,050	4,302,163
4.88%, 03/15/20	13,684	14,936,725
6.10%, 07/15/40	11,120	13,368,669
6.25%, 03/29/41	17,770	21,659,387
6.50%, 11/15/36[a]	11,588	14,395,595
7.63%, 04/15/31	14,204	19,584,191
7.70%, 05/01/32[a]	28,400	38,931,348
Viacom Inc.
4.25%, 09/01/23 (Call 06/01/23)[a]	22,729	24,079,921
4.38%, 03/15/43	24,710	22,714,860
5.85%, 09/01/43 (Call 03/01/43)[a]	12,892	14,398,430
6.88%, 04/30/36	9,944	11,713,578
Walt Disney Co. (The)
1.85%, 07/30/26[a]	18,530	17,351,952
2.15%, 09/17/20[a]	9,025	9,205,005
2.30%, 02/12/21[a]	8,905	9,113,461
2.35%, 12/01/22[a]	11,527	11,777,084
2.75%, 08/16/21	5,423	5,664,136
3.00%, 02/13/26[a]	14,225	14,706,363
3.15%, 09/17/25[a]	9,050	9,522,529
4.13%, 06/01/44[a]	10,737	11,533,354

		1,493,502,668
METAL FABRICATE & HARDWARE — 0.07%
Precision Castparts Corp.
2.50%, 01/15/23 (Call 10/15/22)	7,887	7,996,770
3.25%, 06/15/25 (Call 03/15/25)	13,497	14,232,683

		22,229,453
MINING — 0.87%
Barrick Gold Corp.
5.25%, 04/01/42	11,800	12,926,539
Barrick North America Finance LLC
4.40%, 05/30/21	8,902	9,724,059

Security	Principal (000s)	Value
5.70%, 05/30/41	$14,845	$16,948,973
5.75%, 05/01/43[a]	6,111	7,098,541
Barrick PD Australia Finance Pty Ltd.
5.95%, 10/15/39	7,580	8,569,229
BHP Billiton Finance USA Ltd.
2.88%, 02/24/22[a]	11,743	12,211,387
3.25%, 11/21/21	16,496	17,423,413
3.85%, 09/30/23[a]	17,127	18,533,652
4.13%, 02/24/42	11,615	11,723,592
5.00%, 09/30/43[a]	30,765	35,058,862
Goldcorp Inc.
3.70%, 03/15/23 (Call 12/15/22)[a]	13,095	13,476,172
Newmont Mining Corp.
3.50%, 03/15/22 (Call 12/15/21)[a]	13,457	14,190,407
4.88%, 03/15/42 (Call 09/15/41)[a]	13,996	14,519,152
6.25%, 10/01/39	9,099	10,717,114
Rio Tinto Alcan Inc.
6.13%, 12/15/33	4,400	5,052,404
Rio Tinto Finance USA Ltd.
3.75%, 06/15/25 (Call 03/15/25)[a]	9,691	10,272,413
4.13%, 05/20/21	2,058	2,239,497
5.20%, 11/02/40[a]	14,705	16,712,880
7.13%, 07/15/28	9,348	12,379,554
Rio Tinto Finance USA PLC
2.88%, 08/21/22 (Call 05/21/22)	1,730	1,784,574
3.50%, 03/22/22 (Call 12/22/21)	2,457	2,610,936
4.13%, 08/21/42 (Call 02/21/42)[a]	11,894	11,973,785

		266,147,135
OFFICE & BUSINESS EQUIPMENT — 0.04%
Xerox Corp.
4.50%, 05/15/21[a]	12,102	12,932,385

		12,932,385
OIL & GAS — 6.81%
Anadarko Finance Co.
7.50%, 05/01/31	10,335	13,244,924

94	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Anadarko Petroleum Corp.
4.85%, 03/15/21 (Call 02/15/21)[a]	$6,310	$6,848,117
5.55%, 03/15/26 (Call 12/15/25)[a]	13,500	15,297,575
6.20%, 03/15/40	8,271	9,476,970
6.45%, 09/15/36	25,439	30,006,651
6.60%, 03/15/46 (Call 09/15/45)[a]	13,315	16,352,948
Apache Corp.
3.25%, 04/15/22 (Call 01/15/22)	10,017	10,271,273
4.25%, 01/15/44 (Call 07/15/43)	6,074	5,962,142
4.75%, 04/15/43 (Call 10/15/42)	19,226	20,216,660
5.10%, 09/01/40 (Call 03/01/40)	17,015	18,103,574
6.00%, 01/15/37	15,059	17,618,092
BP Capital Markets PLC
2.11%, 09/16/21 (Call 08/16/21)[a]	10,335	10,345,386
2.32%, 02/13/20[a]	9,266	9,393,281
2.50%, 11/06/22	15,763	15,805,521
2.52%, 01/15/20[a]	20,205	20,583,559
2.75%, 05/10/23[a]	13,616	13,735,478
3.02%, 01/16/27 (Call 10/16/26)[a]	12,250	12,278,197
3.06%, 03/17/22[a]	18,530	19,238,810
3.12%, 05/04/26 (Call 02/04/26)[a]	15,950	16,111,964
3.25%, 05/06/22	26,353	27,517,347
3.51%, 03/17/25[a]	8,983	9,398,919
3.54%, 11/04/24[a]	10,263	10,740,250
3.56%, 11/01/21[a]	16,379	17,446,434
3.81%, 02/10/24[a]	6,117	6,525,014
3.99%, 09/26/23[a]	7,126	7,715,317
4.50%, 10/01/20	20,987	22,940,797
4.74%, 03/11/21[a]	15,673	17,423,665
Canadian Natural Resources Ltd.
6.25%, 03/15/38	10,848	12,315,881
Chevron Corp.
1.96%, 03/03/20 (Call 02/03/20)	24,016	24,193,529

Security	Principal (000s)	Value
2.10%, 05/16/21 (Call 04/15/21)	$20,950	$21,082,546
2.19%, 11/15/19 (Call 10/15/19)	4,663	4,746,370
2.36%, 12/05/22 (Call 09/05/22)	22,223	22,359,265
2.42%, 11/17/20 (Call 10/17/20)	15,865	16,185,146
2.43%, 06/24/20 (Call 05/24/20)[a]	8,839	9,037,449
2.57%, 05/16/23 (Call 03/16/23)	5,500	5,579,922
2.95%, 05/16/26 (Call 02/16/26)[a]	30,265	30,727,955
3.19%, 06/24/23 (Call 03/24/23)[a]	30,030	31,556,218
3.33%, 11/17/25 (Call 08/17/25)[a]	9,590	10,080,656
ConocoPhillips
6.00%, 01/15/20	14,978	16,741,625
6.50%, 02/01/39	31,849	40,384,570
ConocoPhillips Co.
2.40%, 12/15/22 (Call 09/15/22)	8,475	8,402,864
2.88%, 11/15/21 (Call 09/15/21)	9,700	9,953,481
3.35%, 11/15/24 (Call 08/15/24)[a]	13,611	13,811,019
4.20%, 03/15/21 (Call 02/15/21)[a]	12,475	13,494,362
4.30%, 11/15/44 (Call 05/15/44)[a]	13,565	13,549,294
4.95%, 03/15/26 (Call 12/15/25)[a]	18,050	20,198,937
ConocoPhillips Holding Co.
6.95%, 04/15/29	17,106	21,507,728
Devon Energy Corp.
3.25%, 05/15/22 (Call 02/15/22)[a]	13,402	13,446,609
4.75%, 05/15/42 (Call 11/15/41)	6,361	5,991,903
5.00%, 06/15/45 (Call 12/15/44)	11,705	11,373,940

SCHEDULES OF INVESTMENTS	95

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
5.60%, 07/15/41 (Call 01/15/41)	$16,818	$17,343,310
5.85%, 12/15/25 (Call 09/15/25)[a]	6,125	7,020,635
7.95%, 04/15/32	13,019	16,302,107
Devon Financing Co. LLC
7.88%, 09/30/31	15,473	19,570,824
Encana Corp.
6.50%, 08/15/34	3,450	3,723,342
EOG Resources Inc.
2.63%, 03/15/23 (Call 12/15/22)[a]	17,215	17,158,595
4.10%, 02/01/21[a]	5,036	5,395,785
4.15%, 01/15/26 (Call 10/15/25)[a]	8,750	9,478,382
Exxon Mobil Corp.
1.91%, 03/06/20 (Call 02/06/20)	8,425	8,502,029
2.22%, 03/01/21 (Call 02/01/21)	37,233	37,749,693
2.40%, 03/06/22 (Call 01/06/22)	10,700	10,889,904
2.71%, 03/06/25 (Call 12/06/24)	25,952	26,292,238
2.73%, 03/01/23 (Call 01/01/23)[a]	18,150	18,518,302
3.04%, 03/01/26 (Call 12/01/25)[a]	31,621	32,690,969
3.18%, 03/15/24 (Call 12/15/23)[a]	11,935	12,459,888
3.57%, 03/06/45 (Call 09/06/44)[a]	12,780	12,752,087
4.11%, 03/01/46 (Call 09/01/45)[a]	29,585	31,906,088
Hess Corp.
4.30%, 04/01/27 (Call 01/01/27)	13,450	13,389,206
5.60%, 02/15/41	13,724	13,569,273
6.00%, 01/15/40	12,733	13,088,760
Husky Energy Inc.
4.00%, 04/15/24 (Call 01/15/24)[a]	16,963	17,853,435
Marathon Oil Corp.
2.80%, 11/01/22 (Call 08/01/22)[a]	10,040	9,526,814

Security	Principal (000s)	Value
3.85%, 06/01/25 (Call 03/01/25)[a]	$6,284	$6,034,788
6.60%, 10/01/37	10,206	10,804,911
Marathon Petroleum Corp.
3.63%, 09/15/24 (Call 06/15/24)	11,900	11,795,461
4.75%, 09/15/44 (Call 03/15/44)	9,392	8,314,873
5.13%, 03/01/21[a]	12,730	14,052,504
6.50%, 03/01/41 (Call 09/01/40)[a]	12,285	13,248,822
Nexen Energy ULC
5.88%, 03/10/35	0	0
Noble Energy Inc.
4.15%, 12/15/21 (Call 09/15/21)	11,835	12,549,790
5.05%, 11/15/44 (Call 05/15/44)	9,254	9,349,689
5.25%, 11/15/43 (Call 05/15/43)	13,095	13,576,290
6.00%, 03/01/41 (Call 09/01/40)	11,991	13,247,843
Occidental Petroleum Corp.
2.70%, 02/15/23 (Call 11/15/22)	15,856	16,053,832
3.13%, 02/15/22 (Call 11/15/21)	9,588	10,010,232
3.40%, 04/15/26 (Call 01/15/26)[a]	13,990	14,558,376
3.50%, 06/15/25 (Call 03/15/25)[a]	10,350	10,903,876
4.40%, 04/15/46 (Call 10/15/45)[a]	14,580	15,564,396
4.63%, 06/15/45 (Call 12/15/44)	8,155	8,872,647
Series 1
4.10%, 02/01/21 (Call 11/01/20)[a]	14,720	15,893,598
Petro-Canada
6.80%, 05/15/38[a]	7,972	10,394,236
Phillips 66
4.30%, 04/01/22[a]	17,044	18,715,929
4.65%, 11/15/34 (Call 05/15/34)	8,650	9,114,933

96	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
4.88%, 11/15/44 (Call 05/15/44)[a]	$17,565	$18,740,445
5.88%, 05/01/42[a]	22,600	27,462,456
Shell International Finance BV
1.75%, 09/12/21[a]	5,250	5,188,548
1.88%, 05/10/21[a]	20,079	19,937,638
2.13%, 05/11/20[a]	16,472	16,614,639
2.25%, 11/10/20[a]	13,685	13,837,471
2.25%, 01/06/23	16,542	16,348,067
2.38%, 08/21/22	17,901	17,919,755
2.50%, 09/12/26[a]	10,019	9,703,660
2.88%, 05/10/26[a]	24,550	24,589,638
3.25%, 05/11/25[a]	33,259	34,496,298
3.40%, 08/12/23[a]	17,858	18,747,127
3.75%, 09/12/46[a]	7,800	7,420,562
4.00%, 05/10/46[a]	30,275	29,870,590
4.13%, 05/11/35[a]	20,038	20,723,227
4.38%, 03/25/20	17,255	18,666,335
4.38%, 05/11/45[a]	36,068	37,496,985
4.55%, 08/12/43	12,995	13,872,355
5.50%, 03/25/40[a]	14,666	17,519,254
6.38%, 12/15/38[a]	32,302	42,422,607
Statoil ASA
2.25%, 11/08/19	8,470	8,605,218
2.45%, 01/17/23[a]	8,905	8,956,778
2.65%, 01/15/24	13,516	13,605,206
2.75%, 11/10/21	1,730	1,789,789
2.90%, 11/08/20	9,527	9,888,617
3.15%, 01/23/22	13,264	13,926,077
3.70%, 03/01/24	9,920	10,697,947
3.95%, 05/15/43	4,442	4,451,011
4.80%, 11/08/43[a]	11,031	12,444,158
5.10%, 08/17/40	8,502	9,871,475
Suncor Energy Inc.
3.60%, 12/01/24 (Call 09/01/24)	7,049	7,321,261
6.50%, 06/15/38[a]	16,910	21,679,261
6.85%, 06/01/39	7,920	10,591,816
Total Capital Canada Ltd.
2.75%, 07/15/23[a]	14,542	14,837,107
Total Capital International SA
2.70%, 01/25/23[a]	12,441	12,689,182
2.75%, 06/19/21[a]	10,850	11,240,373
2.88%, 02/17/22[a]	12,716	13,170,720

Security	Principal (000s)	Value
3.70%, 01/15/24[a]	$10,050	$10,855,583
3.75%, 04/10/24[a]	15,197	16,443,779
Total Capital SA
4.45%, 06/24/20[a]	18,331	19,967,548
Valero Energy Corp.
3.40%, 09/15/26 (Call 06/15/26)	12,110	11,831,721
6.13%, 02/01/20[a]	8,579	9,620,044
6.63%, 06/15/37[a]	21,143	24,759,413
7.50%, 04/15/32[a]	8,826	11,015,458

		2,077,396,025
OIL & GAS SERVICES — 0.59%
Baker Hughes Inc.
3.20%, 08/15/21 (Call 05/15/21)[a]	1,554	1,623,183
5.13%, 09/15/40	14,122	16,182,863
Halliburton Co.
3.50%, 08/01/23 (Call 05/01/23)	11,996	12,383,402
3.80%, 11/15/25 (Call 08/15/25)[a]	20,895	21,631,405
4.75%, 08/01/43 (Call 02/01/43)[a]	13,941	14,586,431
4.85%, 11/15/35 (Call 05/15/35)[a]	9,825	10,538,129
5.00%, 11/15/45 (Call 05/15/45)[a]	21,115	22,989,427
6.70%, 09/15/38[a]	9,417	11,997,782
7.45%, 09/15/39	14,616	20,095,324
National Oilwell Varco Inc.
2.60%, 12/01/22 (Call 09/01/22)[a]	19,021	17,931,412
3.95%, 12/01/42 (Call 06/01/42)[a]	8,714	6,641,367
Schlumberger Investment SA
3.65%, 12/01/23 (Call 09/01/23)	22,202	23,735,197

		180,335,922
PHARMACEUTICALS — 6.07%
AbbVie Inc.
2.30%, 05/14/21 (Call 04/14/21)	18,035	18,012,611
2.50%, 05/14/20 (Call 04/14/20)	38,602	39,046,985

SCHEDULES OF INVESTMENTS	97

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
2.85%, 05/14/23 (Call 03/14/23)	$16,800	$16,817,395
2.90%, 11/06/22[a]	38,114	38,572,816
3.20%, 11/06/22 (Call 09/06/22)[a]	14,043	14,445,346
3.20%, 05/14/26 (Call 02/14/26)[a]	26,240	25,869,213
3.60%, 05/14/25 (Call 02/14/25)	49,995	50,986,316
4.30%, 05/14/36 (Call 11/14/35)	10,550	10,512,869
4.40%, 11/06/42[a]	28,502	27,982,238
4.45%, 05/14/46 (Call 11/14/45)	23,835	23,585,178
4.50%, 05/14/35 (Call 11/14/34)[a]	32,415	33,071,193
4.70%, 05/14/45 (Call 11/14/44)	32,435	33,272,686
Actavis Funding SCS
3.00%, 03/12/20 (Call 02/12/20)[a]	45,903	47,281,582
3.45%, 03/15/22 (Call 01/15/22)	34,280	35,582,613
3.80%, 03/15/25 (Call 12/15/24)[a]	53,032	54,938,156
3.85%, 06/15/24 (Call 03/15/24)	18,400	19,174,055
4.55%, 03/15/35 (Call 09/15/34)[a]	28,605	29,531,556
4.75%, 03/15/45 (Call 09/15/44)[a]	30,690	32,069,141
4.85%, 06/15/44 (Call 12/15/43)	22,184	23,281,755
Actavis Inc.
3.25%, 10/01/22 (Call 07/01/22)[a]	15,908	16,311,904
4.63%, 10/01/42 (Call 04/01/42)	7,644	7,789,231
AstraZeneca PLC
2.38%, 11/16/20	19,842	20,182,409
3.38%, 11/16/25[a]	22,860	23,799,041
4.00%, 09/18/42[a]	5,017	5,052,486
4.38%, 11/16/45[a]	18,685	19,773,958
6.45%, 09/15/37	33,865	45,627,544

Security	Principal (000s)	Value
Baxalta Inc.
2.88%, 06/23/20 (Call 05/23/20)[a]	$14,130	$14,430,619
4.00%, 06/23/25 (Call 03/23/25)	18,825	19,698,241
5.25%, 06/23/45 (Call 12/23/44)	17,204	19,532,804
Bristol-Myers Squibb Co.
2.00%, 08/01/22	11,188	11,172,153
Eli Lilly & Co.
2.75%, 06/01/25 (Call 03/01/25)	11,868	12,294,975
3.70%, 03/01/45 (Call 09/01/44)	10,463	10,702,135
Express Scripts Holding Co.
3.00%, 07/15/23 (Call 05/15/23)[a]	14,220	14,166,664
3.40%, 03/01/27 (Call 12/01/26)[a]	18,650	18,385,013
3.50%, 06/15/24 (Call 03/15/24)	15,812	16,237,030
3.90%, 02/15/22[a]	8,442	9,024,747
4.50%, 02/25/26 (Call 11/27/25)[a]	14,740	15,794,281
4.75%, 11/15/21	15,786	17,474,832
4.80%, 07/15/46 (Call 01/15/46)[a]	18,150	18,176,189
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23	18,724	19,276,596
6.38%, 05/15/38	33,534	46,718,331
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	22,570	23,449,185
Johnson & Johnson
1.65%, 03/01/21 (Call 02/01/21)	11,010	11,039,410
2.45%, 03/01/26 (Call 12/01/25)	28,352	28,603,686
3.38%, 12/05/23[a]	8,401	9,131,601
3.55%, 03/01/36 (Call 09/01/35)[a]	13,592	14,433,280
3.70%, 03/01/46 (Call 09/01/45)	21,752	23,215,955
4.38%, 12/05/33 (Call 06/05/33)	8,670	10,029,237

98	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
5.95%, 08/15/37[a]	$11,974	$16,799,757
McKesson Corp.
3.80%, 03/15/24 (Call 12/15/23)[a]	12,316	13,035,145
4.88%, 03/15/44 (Call 09/15/43)	7,104	7,676,680
Mead Johnson Nutrition Co.
3.00%, 11/15/20	4,010	4,139,357
4.13%, 11/15/25 (Call 08/15/25)	9,070	9,683,485
Merck & Co. Inc.
1.85%, 02/10/20[a]	9,624	9,730,855
2.35%, 02/10/22	12,545	12,761,109
2.40%, 09/15/22 (Call 06/15/22)	19,496	19,815,438
2.75%, 02/10/25 (Call 11/10/24)	33,956	34,607,772
2.80%, 05/18/23	21,487	22,130,110
3.70%, 02/10/45 (Call 08/10/44)[a]	21,078	21,460,216
3.88%, 01/15/21 (Call 10/15/20)[a]	10,129	10,941,953
4.15%, 05/18/43	17,421	19,117,340
Mylan NV
3.15%, 06/15/21 (Call 05/15/21)[a,b]	21,750	22,114,506
3.95%, 06/15/26 (Call 03/15/26)[a,b]	35,530	35,425,791
5.25%, 06/15/46 (Call 12/15/45)[a,b]	12,340	12,493,238
Novartis Capital Corp.
2.40%, 09/21/22[a]	22,395	22,876,441
3.00%, 11/20/25 (Call 08/20/25)[a]	17,215	17,958,803
3.40%, 05/06/24	26,475	28,536,370
4.00%, 11/20/45 (Call 05/20/45)[a]	18,095	19,411,386
4.40%, 04/24/20	8,577	9,363,648
4.40%, 05/06/44	21,830	24,652,787
Perrigo Co. PLC
4.00%, 11/15/23 (Call 08/15/23)[a]	10,590	10,905,354
Perrigo Finance Unlimited Co.
3.90%, 12/15/24 (Call 09/15/24)	2,721	2,754,359

Security	Principal (000s)	Value
Pfizer Inc.
1.95%, 06/03/21[a]	$13,877	$13,933,121
2.75%, 06/03/26[a]	24,750	25,208,672
3.00%, 06/15/23	11,323	11,890,283
3.40%, 05/15/24[a]	11,040	11,867,725
4.30%, 06/15/43[a]	11,525	12,714,132
4.40%, 05/15/44	6,550	7,353,538
7.20%, 03/15/39[a]	31,034	46,020,191
Sanofi
4.00%, 03/29/21	28,226	30,802,100
Shire Acquisitions Investments Ireland DAC
2.40%, 09/23/21 (Call 08/23/21)[a]	38,250	37,893,380
2.88%, 09/23/23 (Call 07/23/23)[a]	31,700	31,215,513
3.20%, 09/23/26 (Call 06/23/26)	36,250	35,515,724
Teva Pharmaceutical Finance Netherlands III BV
2.20%, 07/21/21	—	—
2.80%, 07/21/23	—	—
3.15%, 10/01/26	330	320,842
4.10%, 10/01/46	—	—
Wyeth LLC
5.95%, 04/01/37	20,710	26,920,059
6.50%, 02/01/34[a]	10,170	13,613,626
Zoetis Inc.
3.25%, 02/01/23 (Call 11/01/22)[a]	21,255	21,644,647
4.50%, 11/13/25 (Call 08/13/25)[a]	6,800	7,518,189
4.70%, 02/01/43 (Call 08/01/42)	13,305	13,620,918

		1,852,001,801
PIPELINES — 2.60%
Columbia Pipeline Group Inc.
3.30%, 06/01/20 (Call 05/01/20)[a]	8,880	9,160,509
4.50%, 06/01/25 (Call 03/01/25)	11,611	12,516,837
Energy Transfer Partners LP
3.60%, 02/01/23 (Call 11/01/22)	9,744	9,617,897

SCHEDULES OF INVESTMENTS	99

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
4.05%, 03/15/25 (Call 12/15/24)	$11,055	$10,918,816
4.15%, 10/01/20 (Call 08/01/20)	6,310	6,611,146
4.65%, 06/01/21 (Call 03/01/21)	8,933	9,565,088
4.75%, 01/15/26 (Call 10/15/25)	13,935	14,350,653
5.15%, 03/15/45 (Call 09/15/44)	15,944	14,709,072
5.20%, 02/01/22 (Call 11/01/21)	13,655	14,899,787
6.13%, 12/15/45 (Call 06/15/45)	10,510	10,924,131
6.50%, 02/01/42 (Call 08/01/41)[a]	12,956	13,714,045
Enterprise Products Operating LLC
3.35%, 03/15/23 (Call 12/15/22)	14,367	14,654,284
3.70%, 02/15/26 (Call 11/15/25)[a]	12,620	12,845,555
3.75%, 02/15/25 (Call 11/15/24)[a]	13,452	13,897,459
3.90%, 02/15/24 (Call 11/15/23)	11,640	12,155,027
3.95%, 02/15/27 (Call 11/15/26)[a]	2,170	2,257,777
4.45%, 02/15/43 (Call 08/15/42)	11,988	11,551,277
4.85%, 08/15/42 (Call 02/15/42)	11,947	12,137,280
4.85%, 03/15/44 (Call 09/15/43)	18,135	18,308,173
4.90%, 05/15/46 (Call 11/15/45)	7,810	8,038,515
5.10%, 02/15/45 (Call 08/15/44)	13,644	14,410,569
5.20%, 09/01/20	13,343	14,862,047
5.95%, 02/01/41	9,835	11,252,968
Kinder Morgan Energy Partners LP
3.50%, 03/01/21 (Call 01/01/21)	11,062	11,351,903

Security	Principal (000s)	Value
3.95%, 09/01/22 (Call 06/01/22)[a]	$14,169	$14,822,054
5.50%, 03/01/44 (Call 09/01/43)	14,886	15,051,190
6.95%, 01/15/38	10,469	11,955,423
Kinder Morgan Inc./DE
3.05%, 12/01/19 (Call 11/01/19)	14,840	15,202,878
4.30%, 06/01/25 (Call 03/01/25)[a]	21,231	22,029,126
5.05%, 02/15/46 (Call 08/15/45)	15,625	15,121,931
5.30%, 12/01/34 (Call 06/01/34)	7,504	7,545,995
5.55%, 06/01/45 (Call 12/01/44)[a]	18,225	18,915,946
7.75%, 01/15/32	10,269	12,520,600
MPLX LP
4.50%, 07/15/23 (Call 04/15/23)	11,650	11,990,996
4.88%, 12/01/24 (Call 09/01/24)[a]	11,540	12,060,583
4.88%, 06/01/25 (Call 03/01/25)	15,235	15,911,434
ONEOK Partners LP
3.38%, 10/01/22 (Call 07/01/22)	11,801	12,022,508
Plains All American Pipeline LP/PAA Finance Corp.
3.60%, 11/01/24 (Call 08/01/24)	13,684	13,482,361
3.65%, 06/01/22 (Call 03/01/22)	6,701	6,900,205
4.65%, 10/15/25 (Call 07/15/25)[a]	11,570	12,260,525
Regency Energy Partners LP/Regency Energy Finance Corp.
5.88%, 03/01/22 (Call 12/01/21)[a]	13,141	14,686,112
Spectra Energy Partners LP
4.75%, 03/15/24 (Call 12/15/23)	9,345	10,210,728

100	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
Sunoco Logistics Partners Operations LP
5.35%, 05/15/45 (Call 11/15/44)	$12,760	$12,870,110
TransCanada PipeLines Ltd.
2.50%, 08/01/22[a]	7,609	7,592,558
3.80%, 10/01/20[a]	13,288	14,121,017
4.63%, 03/01/34 (Call 12/01/33)[a]	14,914	16,329,052
4.88%, 01/15/26 (Call 10/15/25)[a]	12,705	14,557,422
6.10%, 06/01/40	8,567	10,897,879
6.20%, 10/15/37[a]	10,910	13,850,163
7.63%, 01/15/39	17,446	25,803,412
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26 (Call 11/01/25)[b]	5,400	6,881,272
Williams Partners LP
3.35%, 08/15/22 (Call 05/15/22)	8,831	8,797,379
3.60%, 03/15/22 (Call 01/15/22)	10,615	10,802,959
3.90%, 01/15/25 (Call 10/15/24)	9,636	9,565,831
4.00%, 09/15/25 (Call 06/15/25)	8,665	8,645,543
4.30%, 03/04/24 (Call 12/04/23)	14,030	14,329,931
5.10%, 09/15/45 (Call 03/15/45)	10,195	9,760,168
5.25%, 03/15/20	18,218	19,686,886
6.30%, 04/15/40	16,828	17,807,756
Williams Partners LP/ACMP Finance Corp.
4.88%, 05/15/23 (Call 12/15/17)	18,750	18,984,375
4.88%, 03/15/24 (Call 03/15/19)	15,850	16,167,000
6.13%, 07/15/22 (Call 01/15/17)	8,570	8,867,522

		793,719,645

Security	Principal (000s)	Value
REAL ESTATE — 0.07%
Prologis LP
3.75%, 11/01/25 (Call 08/01/25)[a]	$8,950	$9,558,278
4.25%, 08/15/23 (Call 05/15/23)[a]	9,900	10,742,441

		20,300,719
REAL ESTATE INVESTMENT TRUSTS — 1.05%
American Tower Corp.
2.80%, 06/01/20 (Call 05/01/20)	8,860	9,030,155
3.30%, 02/15/21 (Call 01/15/21)[a]	8,429	8,748,975
3.38%, 10/15/26 (Call 07/15/26)	3,550	3,532,032
3.50%, 01/31/23[a]	14,346	14,779,080
4.00%, 06/01/25 (Call 03/01/25)[a]	13,577	14,277,944
4.70%, 03/15/22[a]	2,100	2,313,591
5.00%, 02/15/24	12,371	13,777,048
Boston Properties LP
2.75%, 10/01/26 (Call 07/01/26)	5,000	4,820,033
3.65%, 02/01/26 (Call 11/03/25)	12,350	12,827,717
3.85%, 02/01/23 (Call 11/01/22)[a]	13,758	14,525,950
4.13%, 05/15/21 (Call 02/15/21)	11,621	12,537,802
Crown Castle International Corp.
2.25%, 09/01/21 (Call 08/01/21)[a]	2,480	2,458,620
3.40%, 02/15/21 (Call 01/15/21)	605	628,737
3.70%, 06/15/26 (Call 03/15/26)[a]	2,450	2,511,141
4.45%, 02/15/26 (Call 11/15/25)	3,765	4,066,117
4.88%, 04/15/22[a]	7,575	8,351,884
5.25%, 01/15/23	34,265	38,323,141
ERP Operating LP
4.50%, 07/01/44 (Call 01/01/44)	6,423	6,894,117

SCHEDULES OF INVESTMENTS	101

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
4.63%, 12/15/21 (Call 09/15/21)	$13,711	$15,288,492
HCP Inc.
2.63%, 02/01/20 (Call 11/01/19)[a]	6,637	6,714,914
3.88%, 08/15/24 (Call 05/17/24)	9,015	9,252,032
4.00%, 06/01/25 (Call 03/01/25)	11,275	11,501,598
4.25%, 11/15/23 (Call 08/15/23)	10,628	11,115,264
5.38%, 02/01/21 (Call 11/03/20)	9,970	11,080,314
Simon Property Group LP
3.30%, 01/15/26 (Call 10/15/25)[a]	9,800	10,217,022
3.38%, 10/01/24 (Call 07/01/24)[a]	7,899	8,266,479
4.38%, 03/01/21 (Call 12/01/20)	10,149	11,111,495
5.65%, 02/01/20 (Call 11/01/19)	17,271	19,211,082
Welltower Inc.
4.00%, 06/01/25 (Call 03/01/25)[a]	13,975	14,571,678
Weyerhaeuser Co.
7.38%, 03/15/32[a]	14,489	19,031,984

		321,766,438
RETAIL — 4.26%
Costco Wholesale Corp.
1.70%, 12/15/19	9,887	9,952,590
CVS Health Corp.
2.13%, 06/01/21 (Call 05/01/21)[a]	22,325	22,340,866
2.75%, 12/01/22 (Call 09/01/22)	16,655	16,944,705
2.80%, 07/20/20 (Call 06/20/20)[a]	32,095	33,063,932
2.88%, 06/01/26 (Call 03/01/26)	18,700	18,558,602
3.50%, 07/20/22 (Call 05/20/22)[a]	18,477	19,490,207
3.88%, 07/20/25 (Call 04/20/25)	37,838	40,368,034

Security	Principal (000s)	Value
4.00%, 12/05/23 (Call 09/05/23)[a]	$18,952	$20,525,814
4.88%, 07/20/35 (Call 01/20/35)[a]	1,763	1,979,686
5.13%, 07/20/45 (Call 01/20/45)[a]	42,160	48,951,002
5.30%, 12/05/43 (Call 06/05/43)	7,340	8,652,996
Home Depot Inc. (The)
2.00%, 04/01/21 (Call 03/01/21)[a]	13,140	13,297,154
2.13%, 09/15/26 (Call 06/15/26)[a]	6,505	6,267,688
2.63%, 06/01/22 (Call 05/01/22)	16,479	16,983,498
2.70%, 04/01/23 (Call 01/01/23)[a]	10,243	10,515,545
3.00%, 04/01/26 (Call 01/01/26)[a]	15,975	16,570,182
3.35%, 09/15/25 (Call 06/15/25)	12,400	13,227,396
3.50%, 09/15/56 (Call 03/15/56)	8,980	8,324,986
3.75%, 02/15/24 (Call 11/15/23)	20,041	21,835,415
4.20%, 04/01/43 (Call 10/01/42)	13,753	14,879,202
4.25%, 04/01/46 (Call 10/01/45)[a]	20,584	22,473,119
4.40%, 04/01/21 (Call 01/01/21)	15,518	17,131,866
4.40%, 03/15/45 (Call 09/15/44)	13,765	15,383,149
4.88%, 02/15/44 (Call 08/15/43)	8,665	10,252,204
5.88%, 12/16/36	38,257	50,505,594
5.95%, 04/01/41 (Call 10/01/40)[a]	14,252	19,000,840
Lowe’s Companies Inc.
2.50%, 04/15/26 (Call 01/15/26)	16,036	15,845,832
3.12%, 04/15/22 (Call 01/15/22)[a]	6,544	6,873,049

102	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
3.38%, 09/15/25 (Call 06/15/25)	$16,635	$17,668,564
3.70%, 04/15/46 (Call 10/15/45)[a]	13,735	13,541,199
4.38%, 09/15/45 (Call 03/15/45)	8,825	9,619,994
4.65%, 04/15/42 (Call 10/15/41)[a]	6,056	6,799,301
Macy’s Retail Holdings Inc.
2.88%, 02/15/23 (Call 11/15/22)[a]	10,990	10,596,337
McDonald’s Corp.
2.63%, 01/15/22	11,473	11,744,688
2.75%, 12/09/20 (Call 11/09/20)	15,550	16,029,326
3.70%, 01/30/26 (Call 10/30/25)[a]	15,830	16,713,923
4.70%, 12/09/35 (Call 06/09/35)[a]	11,177	12,263,504
4.88%, 12/09/45 (Call 06/09/45)[a]	19,834	22,197,404
6.30%, 10/15/37	8,626	11,076,282
6.30%, 03/01/38[a]	10,000	12,853,640
Starbucks Corp.
2.10%, 02/04/21 (Call 01/04/21)	15,265	15,467,721
3.85%, 10/01/23 (Call 07/01/23)	450	496,043
Target Corp.
2.50%, 04/15/26[a]	17,013	16,944,691
2.90%, 01/15/22[a]	9,579	9,994,875
3.50%, 07/01/24	15,750	16,961,893
3.63%, 04/15/46[a]	10,390	10,247,325
3.88%, 07/15/20	6,956	7,514,680
4.00%, 07/01/42[a]	16,894	17,631,663
6.50%, 10/15/37	1,000	1,394,749
TJX Companies Inc. (The)
2.25%, 09/15/26 (Call 06/15/26)	10,000	9,617,300
Wal-Mart Stores Inc.
2.55%, 04/11/23 (Call 01/11/23)	23,124	23,678,590
3.25%, 10/25/20[a]	18,968	20,201,603

Security	Principal (000s)	Value
3.30%, 04/22/24 (Call 01/22/24)[a]	$19,684	$21,057,071
3.63%, 07/08/20[a]	22,591	24,272,143
4.00%, 04/11/43 (Call 10/11/42)[a]	13,515	14,445,258
4.25%, 04/15/21[a]	15,019	16,648,694
4.30%, 04/22/44 (Call 10/22/43)[a]	5,943	6,664,324
4.75%, 10/02/43 (Call 04/02/43)[a]	9,512	11,301,219
4.88%, 07/08/40	10,744	12,802,069
5.00%, 10/25/40	17,538	21,186,390
5.25%, 09/01/35	33,639	42,940,315
5.63%, 04/01/40	18,675	24,258,261
5.63%, 04/15/41	20,223	26,438,353
5.88%, 04/05/27[a]	5,979	7,682,727
6.20%, 04/15/38	26,411	36,692,440
6.50%, 08/15/37[a]	32,635	46,703,958
7.55%, 02/15/30	9,952	14,814,734
Walgreen Co.
3.10%, 09/15/22	13,109	13,527,560
Walgreens Boots Alliance Inc.
2.60%, 06/01/21 (Call 05/01/21)[a]	10,225	10,339,542
2.70%, 11/18/19 (Call 10/18/19)[a]	16,125	16,537,213
3.10%, 06/01/23 (Call 04/01/23)[a]	9,750	9,895,566
3.30%, 11/18/21 (Call 09/18/21)	19,000	19,857,924
3.45%, 06/01/26 (Call 03/01/26)[a]	24,350	24,854,783
3.80%, 11/18/24 (Call 08/18/24)[a]	23,625	24,838,267
4.80%, 11/18/44 (Call 05/18/44)[a]	20,945	22,351,928

		1,301,561,187
SEMICONDUCTORS — 1.11%
Applied Materials Inc.
4.30%, 06/15/21	11,249	12,425,571
Intel Corp.
2.45%, 07/29/20[a]	23,410	24,080,736
2.60%, 05/19/26 (Call 02/19/26)[a]	12,100	12,149,331

SCHEDULES OF INVESTMENTS	103

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
2.70%, 12/15/22[a]	$21,347	$22,062,052
3.10%, 07/29/22	7,615	8,039,278
3.30%, 10/01/21	23,915	25,437,929
3.70%, 07/29/25 (Call 04/29/25)[a]	28,420	31,039,895
4.00%, 12/15/32[a]	4,589	4,910,632
4.10%, 05/19/46 (Call 11/19/45)[a]	13,510	13,945,807
4.25%, 12/15/42	15,433	16,287,994
4.80%, 10/01/41[a]	17,434	19,831,911
4.90%, 07/29/45 (Call 01/29/45)[a]	23,509	26,858,844
Lam Research Corp.
2.80%, 06/15/21 (Call 05/15/21)	7,975	8,120,631
NVIDIA Corp.
2.20%, 09/16/21 (Call 08/16/21)[a]	6,000	5,990,013
3.20%, 09/16/26 (Call 06/16/26)	6,750	6,741,675
QUALCOMM Inc.
2.25%, 05/20/20	24,444	24,801,068
3.00%, 05/20/22[a]	27,559	28,738,341
3.45%, 05/20/25 (Call 02/20/25)[a]	13,333	13,985,680
4.65%, 05/20/35 (Call 11/20/34)	15,945	17,242,945
4.80%, 05/20/45 (Call 11/20/44)	14,240	15,643,845

		338,334,178
SOFTWARE — 3.91%
Activision Blizzard Inc.
3.40%, 09/15/26 (Call 06/15/26)[b]	10,500	10,447,500
Fidelity National Information Services Inc.
2.25%, 08/15/21 (Call 07/15/21)	1,900	1,897,743
3.00%, 08/15/26 (Call 05/15/26)	14,015	13,694,076
3.50%, 04/15/23 (Call 01/15/23)[a]	10,630	11,062,032
3.63%, 10/15/20 (Call 09/15/20)	25,225	26,596,783

Security	Principal (000s)	Value
5.00%, 10/15/25 (Call 07/15/25)[a]	$23,250	$26,118,025
Fiserv Inc.
2.70%, 06/01/20 (Call 05/01/20)	7,700	7,875,065
3.85%, 06/01/25 (Call 03/01/25)[a]	12,850	13,653,191
Microsoft Corp.
1.55%, 08/08/21 (Call 07/08/21)	39,925	39,463,611
1.85%, 02/12/20 (Call 01/12/20)	14,878	15,034,639
2.00%, 11/03/20 (Call 10/03/20)[a]	23,700	24,049,288
2.00%, 08/08/23 (Call 06/08/23)	9,100	8,958,033
2.13%, 11/15/22[a]	6,842	6,854,266
2.38%, 02/12/22 (Call 01/12/22)	18,720	19,081,232
2.38%, 05/01/23 (Call 02/01/23)[a]	13,740	13,876,648
2.40%, 08/08/26 (Call 05/08/26)	46,590	45,736,206
2.65%, 11/03/22 (Call 09/03/22)	11,500	11,876,790
2.70%, 02/12/25 (Call 11/12/24)[a]	26,482	26,977,931
3.00%, 10/01/20	8,563	9,000,275
3.13%, 11/03/25 (Call 08/03/25)	33,972	35,593,823
3.45%, 08/08/36 (Call 02/08/36)[a]	25,560	25,246,849
3.50%, 02/12/35 (Call 08/12/34)	24,182	24,262,354
3.50%, 11/15/42[a]	9,882	9,375,004
3.63%, 12/15/23 (Call 09/15/23)[a]	25,097	27,250,674
3.70%, 08/08/46 (Call 02/08/46)	57,125	55,890,095
3.75%, 02/12/45 (Call 08/12/44)[a]	28,735	28,341,339
3.95%, 08/08/56 (Call 02/08/56)[a]	30,450	29,739,787
4.00%, 02/12/55 (Call 08/12/54)[a]	19,795	19,484,610

104	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
4.20%, 11/03/35 (Call 05/03/35)[a]	$13,875	$15,238,388
4.45%, 11/03/45 (Call 05/03/45)[a]	39,629	43,574,380
4.50%, 10/01/40[a]	9,400	10,356,119
4.75%, 11/03/55 (Call 05/03/55)	7,770	8,720,262
5.20%, 06/01/39[a]	12,719	15,361,367
5.30%, 02/08/41[a]	11,208	13,794,695
Oracle Corp.
1.90%, 09/15/21 (Call 08/15/21)[a]	53,390	53,202,452
2.40%, 09/15/23 (Call 07/15/23)[a]	17,600	17,532,583
2.50%, 05/15/22 (Call 03/15/22)[a]	27,038	27,465,173
2.50%, 10/15/22[a]	37,745	38,324,956
2.65%, 07/15/26 (Call 04/15/26)[a]	38,950	38,516,132
2.80%, 07/08/21	14,772	15,316,599
2.95%, 05/15/25 (Call 02/15/25)	37,340	38,070,113
3.40%, 07/08/24 (Call 04/08/24)[a]	29,358	30,989,568
3.63%, 07/15/23[a]	15,163	16,228,848
3.85%, 07/15/36 (Call 01/15/36)[a]	6,425	6,456,949
3.88%, 07/15/20	13,981	15,068,809
3.90%, 05/15/35 (Call 11/15/34)	12,985	13,196,769
4.00%, 07/15/46 (Call 01/15/46)	36,950	36,473,404
4.13%, 05/15/45 (Call 11/15/44)	26,706	26,918,337
4.30%, 07/08/34 (Call 01/08/34)	21,941	23,392,375
4.38%, 05/15/55 (Call 11/15/54)	23,829	24,585,199
4.50%, 07/08/44 (Call 01/08/44)[a]	10,437	11,065,291
5.38%, 07/15/40	20,285	24,196,068
6.13%, 07/08/39	17,662	22,916,816
6.50%, 04/15/38[a]	13,489	18,109,117

		1,192,508,638

Security	Principal (000s)	Value
TELECOMMUNICATIONS — 7.73%
AT&T Corp.
8.25%, 11/15/31[a]	$1,396	$1,995,183
AT&T Inc.
2.45%, 06/30/20 (Call 05/30/20)[a]	33,910	34,099,255
2.63%, 12/01/22 (Call 09/01/22)	14,387	14,176,117
2.80%, 02/17/21 (Call 01/17/21)[a]	29,125	29,489,779
3.00%, 02/15/22[a]	22,083	22,328,620
3.00%, 06/30/22 (Call 04/30/22)	35,140	35,603,395
3.40%, 05/15/25 (Call 02/15/25)[a]	65,368	65,178,649
3.60%, 02/17/23 (Call 12/17/22)[a]	29,205	29,986,184
3.80%, 03/15/22[a]	19,122	20,107,181
3.88%, 08/15/21[a]	19,303	20,411,606
3.90%, 03/11/24 (Call 12/11/23)	16,267	16,930,889
3.95%, 01/15/25 (Call 10/15/24)[a]	16,910	17,551,007
4.13%, 02/17/26 (Call 11/17/25)[a]	35,623	37,251,566
4.30%, 12/15/42 (Call 06/15/42)	21,670	19,952,986
4.35%, 06/15/45 (Call 12/15/44)	37,225	34,027,372
4.45%, 05/15/21[a]	14,125	15,267,961
4.45%, 04/01/24 (Call 01/01/24)[a]	16,046	17,223,998
4.50%, 05/15/35 (Call 11/15/34)	25,544	25,342,555
4.50%, 03/09/48 (Call 09/09/47)[b]	20,206	18,920,378
4.55%, 03/09/49 (Call 09/09/48)[b]	20,300	19,139,246
4.60%, 02/15/21 (Call 11/15/20)	11,955	12,898,907
4.75%, 05/15/46 (Call 11/15/45)[a]	33,869	33,143,706
4.80%, 06/15/44 (Call 12/15/43)	35,465	34,913,363

SCHEDULES OF INVESTMENTS	105

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
5.00%, 03/01/21[a]	$15,754	$17,299,671
5.15%, 03/15/42[a]	18,913	19,424,054
5.20%, 03/15/20[a]	16,705	18,297,732
5.35%, 09/01/40	26,208	27,685,604
5.55%, 08/15/41[a]	17,323	18,737,007
5.65%, 02/15/47 (Call 08/15/46)[a]	17,350	19,124,908
6.00%, 08/15/40 (Call 05/15/40)	16,395	18,596,350
6.30%, 01/15/38	21,113	24,308,216
6.38%, 03/01/41	19,477	22,964,818
6.50%, 09/01/37	2,650	3,158,251
6.55%, 02/15/39[a]	15,050	17,843,280
British Telecommunications PLC
9.38%, 12/15/30[a]	30,556	48,663,296
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%, 04/15/23[a]	18,519	19,429,305
Cisco Systems Inc.
1.85%, 09/20/21 (Call 08/20/21)	19,400	19,332,692
2.20%, 02/28/21	26,353	26,805,481
2.20%, 09/20/23 (Call 07/20/23)	21,750	21,647,686
2.45%, 06/15/20[a]	22,060	22,628,506
2.50%, 09/20/26 (Call 06/20/26)	13,917	13,805,706
2.95%, 02/28/26[a]	7,060	7,302,279
3.63%, 03/04/24[a]	14,646	15,870,316
4.45%, 01/15/20	30,110	32,718,619
5.50%, 01/15/40[a]	30,883	38,827,130
5.90%, 02/15/39[a]	20,568	26,945,719
Deutsche Telekom International Finance BV
8.75%, 06/15/30	40,446	61,479,190
New Cingular Wireless Services Inc.
8.75%, 03/01/31[a]	10,368	15,815,629
Orange SA
4.13%, 09/14/21	14,224	15,539,030
5.38%, 01/13/42	10,717	12,662,586
5.50%, 02/06/44 (Call 08/06/43)[a]	10,744	13,073,299
9.00%, 03/01/31	28,843	44,813,929

Security	Principal (000s)	Value
Rogers Communications Inc.
4.10%, 10/01/23 (Call 07/01/23)[a]	$12,064	$13,178,103
5.00%, 03/15/44 (Call 09/15/43)[a]	11,725	13,208,667
Telefonica Emisiones SAU
4.57%, 04/27/23	15,725	17,212,585
5.13%, 04/27/20	15,514	17,008,456
5.46%, 02/16/21	21,138	23,805,326
7.05%, 06/20/36	23,325	29,687,150
Telefonica Europe BV
8.25%, 09/15/30	10,293	14,618,941
Verizon Communications Inc.
1.75%, 08/15/21 (Call 07/15/21)[a]	13,200	12,920,373
2.45%, 11/01/22 (Call 08/01/22)[a]	25,556	25,536,209
2.63%, 02/21/20[a]	42,078	42,806,307
2.63%, 08/15/26 (Call 05/15/26)[a]	13,950	13,326,289
3.00%, 11/01/21 (Call 09/01/21)	17,009	17,478,438
3.45%, 03/15/21[a]	10,825	11,322,495
3.50%, 11/01/21	28,846	30,448,404
3.50%, 11/01/24 (Call 08/01/24)[a]	37,425	38,950,136
3.85%, 11/01/42 (Call 05/01/42)	7,969	7,305,476
4.13%, 08/15/46 (Call 02/15/46)[a]	4,635	4,417,231
4.15%, 03/15/24 (Call 12/15/23)[a]	14,709	15,940,841
4.27%, 01/15/36[a]	34,343	34,305,188
4.40%, 11/01/34 (Call 05/01/34)[a]	27,909	28,210,292
4.50%, 09/15/20	50,096	54,501,357
4.52%, 09/15/48	68,300	68,334,935
4.60%, 04/01/21[a]	17,499	19,230,195
4.67%, 03/15/55	70,700	69,170,335
4.75%, 11/01/41	9,448	9,781,852
4.86%, 08/21/46[a]	60,522	63,715,419
5.01%, 08/21/54[a]	65,990	68,193,175
5.05%, 03/15/34 (Call 12/15/33)[a]	14,237	15,449,300

106	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

Security	Principal (000s)	Value
5.15%, 09/15/23	$106,142	$121,408,404
5.85%, 09/15/35	17,581	20,781,683
6.00%, 04/01/41	9,543	11,426,269
6.40%, 09/15/33	16,426	20,625,414
6.40%, 02/15/38[a]	8,662	10,782,928
6.55%, 09/15/43	52,918	69,355,717
6.90%, 04/15/38	1,895	2,465,717
7.75%, 12/01/30	5,872	8,271,987
Vodafone Group PLC
2.50%, 09/26/22	11,548	11,497,750
2.95%, 02/19/23[a]	19,152	19,341,557
4.38%, 02/19/43[a]	23,582	22,731,060
6.15%, 02/27/37	16,988	20,039,189

		2,359,531,342
TRANSPORTATION — 0.79%
Burlington Northern Santa Fe LLC
3.00%, 04/01/25 (Call 01/01/25)	950	980,932
3.85%, 09/01/23 (Call 06/01/23)	6,514	7,097,170
3.90%, 08/01/46 (Call 02/01/46)[a]	10,040	10,234,576
4.15%, 04/01/45 (Call 10/01/44)	10,006	10,538,259
4.45%, 03/15/43 (Call 09/15/42)	11,262	12,284,552
4.55%, 09/01/44 (Call 03/01/44)	7,670	8,482,761
4.90%, 04/01/44 (Call 10/01/43)	12,890	14,966,885
5.75%, 05/01/40 (Call 11/01/39)	12,302	15,638,856
Canadian Pacific Railway Co.
6.13%, 09/15/15 (Call 03/15/15)[a]	11,688	14,047,694
CSX Corp.
2.60%, 11/01/26 (Call 08/01/26)	8,300	8,132,664
4.10%, 03/15/44 (Call 09/15/43)[a]	10,450	10,616,061
FedEx Corp.
3.25%, 04/01/26 (Call 01/01/26)[a]	5,200	5,384,257

Security	Principal or Shares (000s)	Value
4.00%, 01/15/24	$8,039	$8,799,772
4.55%, 04/01/46 (Call 10/01/45)[a]	14,280	15,156,349
4.75%, 11/15/45 (Call 05/15/45)	16,830	18,272,124
5.10%, 01/15/44[a]	13,380	15,268,897
Union Pacific Corp.
4.16%, 07/15/22 (Call 04/15/22)	8,618	9,556,691
United Parcel Service Inc.
2.45%, 10/01/22[a]	12,471	12,779,928
3.13%, 01/15/21	19,586	20,815,752
6.20%, 01/15/38	16,855	23,347,586

		242,401,766
WATER — 0.01%
American Water Capital Corp.
6.59%, 10/15/37	2,585	3,621,216

		3,621,216

TOTAL CORPORATE BONDS & NOTES
(Cost: $29,881,212,597)		30,159,691,138

SHORT-TERM INVESTMENTS — 10.75%

MONEY MARKET FUNDS — 10.75%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.72%[d,e,f]	3,086,600	3,086,908,217
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.29%[d,e]	193,002	193,001,855

		3,279,910,072

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,279,603,689)		3,279,910,072

TOTAL INVESTMENTS IN SECURITIES — 109.55%
(Cost: $33,160,816,286)[g]		33,439,601,210
Other Assets, Less Liabilities — (9.55)%		(2,913,850,650)

NET ASSETS — 100.00%		$30,525,750,560

[a]	All or a portion of this security represents a security on loan.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Schedule 1.
[d]	Affiliated money market fund.

SCHEDULES OF INVESTMENTS	107

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2016

[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral.
[g]	The cost of investments for federal income tax purposes was $33,168,717,160. Net unrealized appreciation/depreciation was $270,884,050 of which $442,846,661 represented gross unrealized appreciation on securities and $171,962,611 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the period ended October 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Principal held at beginning of period (000s)	Principal purchased (000s)	Principal sold (000s)	Principal held at end of period (000s)	Value at end of period	Interest income	Net realized gain (loss)
PNC Bank N.A.
2.15%, 04/29/21	$—	$15,750	$—	$15,750	$15,889,389	$86,206	$—
2.20%, 01/28/19	6,275		(6,275)	—	—	2,602	(53,213)
2.25%, 07/02/19	7,750	1,400	(9,150)	—	—	78,263	157,912
2.30%, 06/01/20	—	3,850	—	3,850	3,913,832	9,136	—
2.40%, 10/18/19	12,750	3,000	(10,000)	5,750	5,874,190	218,569	120,941
2.45%, 11/05/20	2,400	8,700	—	11,100	11,320,272	120,222	—
2.60%, 07/21/20	11,000	1,330	—	12,330	12,645,585	192,392	—
2.70%, 11/01/22	9,587	7,775	(3,875)	13,487	13,594,588	260,067	92,946
2.95%, 01/30/23	7,300	1,000	—	8,300	8,427,370	149,416	—
2.95%, 02/23/25	17,300	4,850	(4,650)	17,500	17,810,438	377,688	247,878
3.25%, 06/01/25	—	6,750	—	6,750	7,021,352	12,864	—
3.80%, 07/25/23	15,653	6,000	(11,500)	10,153	10,858,716	249,607	622,894
PNC Financial Services Group Inc. (The)
3.30%, 03/08/22	9,569	2,750	—	12,319	13,024,985	197,442	—
3.90%, 04/29/24	12,540	2,750	(5,300)	9,990	10,594,822	359,382	320,396
4.38%, 08/11/20	10,724	50	—	10,774	11,723,417	196,330	—
5.13%, 02/08/20	3,965	600	—	4,565	5,029,522	85,142	—

					$147,728,478	$2,595,328	$1,509,754

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to a recently published shareholder report. Shareholder reports are available on the Fund’s website at www.iShares.com and on the U.S. Securities and Exchange Commission website at www.sec.gov.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$30,159,691,138	$—	$30,159,691,138
Money market funds	3,279,910,072	—	—	3,279,910,072

Total	$3,279,910,072	$30,159,691,138	$—	$33,439,601,210

108	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Unaudited)

iSHARES® TRUST

October 31, 2016

	iShares iBoxx $ High Yield Corporate Bond ETF	iShares iBoxx $ Investment Grade Corporate Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$15,910,125,171	$29,735,533,957
Affiliated	4,749,625,290	3,425,282,329

Total cost of investments	$20,659,750,461	$33,160,816,286

Investments in securities, at fair value (including securities on loana)
Unaffiliated	$15,505,115,141	$30,011,962,660
Affiliated	4,750,077,116	3,427,638,550

Total fair value of investments	20,255,192,257	33,439,601,210
Cash	221,719	—
Receivables:
Investment securities sold	4,217,122	28,070,146
Due from custodian	10,738,536	206,412
Interest	253,904,838	296,601,644
Capital shares sold	161	4,094,267

Total Assets	20,524,274,633	33,768,573,679

LIABILITIES
Payables:
Investment securities purchased	62,807,475	136,764,988
Collateral for securities on loan	4,518,235,642	3,086,569,901
Capital shares redeemed	15,654,477	15,406,036
Securities related to in-kind transactions	1,287,853	—
Investment advisory fees	7,472,067	4,082,194

Total Liabilities	4,605,457,514	3,242,823,119

NET ASSETS	$15,918,817,119	$30,525,750,560

Net assets consist of:
Paid-in capital	$16,622,678,989	$29,694,706,575
Undistributed net investment income	59,212,355	75,616,442
Undistributed net realized gain (accumulated net realized loss)	(358,516,021)	476,642,619
Net unrealized appreciation (depreciation)	(404,558,204)	278,784,924

NET ASSETS	$15,918,817,119	$30,525,750,560

Shares outstanding[b]	184,800,000	252,600,000

Net asset value per share	$86.14	$120.85

[a]	Securities on loan with values of $ 4,420,047,554 and $ 3,016,790,100 respectively.
[b]	No par value, unlimited number of shares authorized.

FINANCIAL STATEMENTS	109

Schedule of Investments

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 97.16%

ADVERTISING — 0.51%
inVentiv Health Inc.
9.00%, 01/15/18 (Call 03/31/16)[a]	$10,800	$11,016,000
Lamar Media Corp.
5.00%, 05/01/23 (Call 05/01/18)[b]	11,347	11,421,465
5.38%, 01/15/24 (Call 01/15/19)[b]	10,275	10,493,087
5.75%, 02/01/26 (Call 02/01/21)[a,b]	7,655	7,908,534
5.88%, 02/01/22 (Call 02/01/17)[b]	8,200	8,528,929
Outfront Media Capital LLC/Outfront Media Capital Corp.
5.25%, 02/15/22 (Call 02/15/17)[b]	9,975	10,226,569
5.63%, 02/15/24 (Call 02/15/19)	11,200	11,620,000
5.88%, 03/15/25 (Call 09/15/19)[b]	7,900	8,137,000

		79,351,584
AEROSPACE & DEFENSE — 0.73%
KLX Inc.
5.88%, 12/01/22 (Call 12/01/17)[a,b]	26,840	25,766,623
Meccanica Holdings USA Inc.
6.25%, 07/15/19[a,b]	9,750	10,188,750
TransDigm Inc.
5.50%, 10/15/20 (Call 03/31/16)[b]	10,100	9,948,500
6.00%, 07/15/22 (Call 07/15/17)[b]	24,410	23,891,287
6.50%, 07/15/24 (Call 07/15/19)[b]	23,510	22,901,679
6.50%, 05/15/25 (Call 05/15/20)[a]	9,300	8,986,125
7.50%, 07/15/21 (Call 07/15/16)[b]	10,654	10,946,985

		112,629,949

Security	Principal (000s)	Value
AIRLINES — 0.37%
Air Canada
6.75%, 10/01/19 (Call 10/01/16)[a,b]	$9,225	$9,465,583
7.75%, 04/15/21[a]	7,180	6,947,527
American Airlines Group Inc.
4.63%, 03/01/20[a]	9,015	8,699,475
5.50%, 10/01/19[a]	15,090	15,174,806
6.13%, 06/01/18[b]	10,110	10,539,675
Continental Airlines Inc. 2012-3 Pass Through Trust Class C
6.13%, 04/29/18	6,750	6,975,501

		57,802,567
APPAREL — 0.22%
Hanesbrands Inc.
6.38%, 12/15/20 (Call 03/31/16)[b]	13,030	13,481,962
Levi Strauss & Co.
5.00%, 05/01/25 (Call 05/01/20)[b]	11,115	11,116,112
6.88%, 05/01/22 (Call 05/01/17)[b]	9,246	9,916,335

		34,514,409
AUTO MANUFACTURERS — 0.72%
Fiat Chrysler Automobile NV
4.50%, 04/15/20[b]	27,675	27,591,975
5.25%, 04/15/23[b]	28,140	26,592,300
Jaguar Land Rover Automotive PLC
3.50%, 03/15/20 (Call 12/15/19)[a,b]	10,600	10,374,750
4.13%, 12/15/18 [a,b]	12,400	12,756,500
4.25%, 11/15/19 [a,b]	10,240	10,214,400
5.63%, 02/01/23 (Call 02/01/18)[a,b]	9,200	9,223,000
Navistar International Corp.
8.25%, 11/01/21 (Call 03/31/16)[b]	25,531	14,999,462

		111,752,387
AUTO PARTS & EQUIPMENT — 1.45%
American Axle & Manufacturing Inc.
6.25%, 03/15/21 (Call 03/31/16)[b]	6,806	6,882,908

110	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
6.63%, 10/15/22 (Call 10/15/17)[b]	$12,875	$13,093,875
Dana Holding Corp.
5.38%, 09/15/21 (Call 09/15/16)[b]	8,150	7,890,178
5.50%, 12/15/24 (Call 12/15/19)[b]	8,800	8,151,000
Goodyear Tire & Rubber Co. (The)
5.13%, 11/15/23 (Call 11/15/18)[b]	19,120	19,669,700
6.50%, 03/01/21 (Call 03/31/16)[b]	16,943	17,843,181
7.00%, 05/15/22 (Call 05/15/17)[b]	13,245	14,155,655
Lear Corp.
4.75%, 01/15/23 (Call 01/15/18)[b]	9,908	10,094,457
5.25%, 01/15/25 (Call 01/15/20)[b]	15,255	16,082,584
Schaeffler Finance BV
4.25%, 05/15/21 (Call 05/15/17)[a,b]	12,900	13,145,100
4.75%, 05/15/21 (Call 05/15/16)[a,b]	17,550	17,695,840
4.75%, 05/15/23 (Call 05/15/18)[a,b]	11,600	11,320,476
ZF North America Capital Inc.
4.00%, 04/29/20[a,b]	19,100	19,153,719
4.50%, 04/29/22[a,b]	19,450	19,450,000
4.75%, 04/29/25[a]	31,455	30,000,206

		224,628,879
BANKS — 3.09%
BBVA International Preferred SAU
5.92%, 04/29/49 (Call 04/18/17)[b,c]	9,641	9,368,033
BPCE SA
12.50%, 08/29/49 (Call 09/30/19)[a,b,c]	7,400	9,029,480
CIT Group Inc.
3.88%, 02/19/19[b]	20,900	20,795,500
4.25%, 08/15/17	35,855	36,464,535
5.00%, 05/15/17[b]	19,067	19,519,841

Security	Principal (000s)	Value
5.00%, 08/15/22[b]	$25,850	$26,011,563
5.00%, 08/01/23[b]	14,880	14,871,398
5.25%, 03/15/18	32,980	33,886,950
5.38%, 05/15/20[b]	15,010	15,486,739
5.50%, 02/15/19[a,b]	36,324	37,595,340
6.63%, 04/01/18[a,b]	14,101	14,815,382
Commerzbank AG
8.13%, 09/19/23[a,b]	19,850	21,735,750
Credit Agricole SA
6.64%, 05/29/49 (Call 05/31/17)[a,b,c]	12,051	11,629,215
8.38%, 10/29/49 (Call 10/13/19)[a,c]	20,929	22,603,320
Fifth Third Bancorp.
5.10%, 12/29/49 (Call 06/30/23)[b,c]	13,275	11,930,906
Royal Bank of Scotland Group PLC
5.13%, 05/28/24[b]	44,238	42,269,086
6.00%, 12/19/23	39,732	40,127,147
6.10%, 06/10/23[b]	20,262	20,570,337
6.13%, 12/15/22	46,433	48,277,676
Royal Bank of Scotland NV
4.65%, 06/04/18	8,350	8,417,635
Societe Generale SA
5.92%, 12/31/49 (Call 04/05/17)[a,b,c]	14,723	14,502,155

		479,907,988
BEVERAGES — 0.69%
Constellation Brands Inc.
3.75%, 05/01/21[b]	8,170	8,310,424
3.88%, 11/15/19[b]	7,625	7,894,981
4.25%, 05/01/23[b]	20,495	21,227,354
4.75%, 11/15/24	9,631	10,027,833
4.75%, 12/01/25[b]	7,125	7,427,813
6.00%, 05/01/22[b]	14,250	16,104,077
7.25%, 09/01/16	775	797,010
7.25%, 05/15/17[b]	10,674	11,290,532
Cott Beverages Inc.
5.38%, 07/01/22 (Call 07/01/17)[b]	11,025	10,914,750
6.75%, 01/01/20 (Call 01/01/17)[b]	12,455	12,841,624

		106,836,398

SCHEDULES OF INVESTMENTS	111

Schedule of Investments (Continued)
iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
BIOTECHNOLOGY — 0.19%
Concordia Healthcare Corp.
7.00%, 04/15/23 (Call 04/15/18)[a]	$14,700	$12,642,000
9.50%, 10/21/22 (Call 12/15/18)[a,b]	17,400	16,704,000

		29,346,000
BUILDING MATERIALS — 0.88%
Builders FirstSource Inc.
7.63%, 06/01/21 (Call 06/01/16)[a]	11,267	11,456,460
10.75%, 08/15/23 (Call 08/15/18)[a]	10,250	9,553,000
Lafarge SA
6.50%, 07/15/16	1,100	1,119,211
Masco Corp.
4.45%, 04/01/25 (Call 01/01/25)[b]	9,500	9,428,750
5.95%, 03/15/22[b]	8,777	9,592,795
6.13%, 10/03/16	1,353	1,384,146
7.13%, 03/15/20[b]	8,645	9,949,213
Standard Industries Inc./NJ
5.13%, 02/15/21 (Call 02/15/18)[a]	2,475	2,521,406
5.38%, 11/15/24 (Call 11/15/19)[a,b]	25,610	26,074,053
5.50%, 02/15/23 (Call 02/15/19)[a]	2,185	2,216,713
6.00%, 10/15/25 (Call 10/15/20)[a,b]	22,475	22,881,957
USG Corp.
6.30%, 11/15/16[b]	169	174,281
9.75%, 01/15/18[b]	8,148	9,080,596
Vulcan Materials Co.
4.50%, 04/01/25 (Call 01/01/25)[b]	6,875	6,884,114
7.50%, 06/15/21[b]	12,700	14,827,250

		137,143,945
CHEMICALS — 1.85%
Ashland Inc.
3.88%, 04/15/18 (Call 03/15/18)[b]	10,700	11,048,820

Security	Principal (000s)	Value
4.75%, 08/15/22 (Call 05/15/22)[b]	$22,300	$22,132,750
Axiall Corp.
4.88%, 05/15/23 (Call 05/15/18)[b]	8,830	8,525,365
Blue Cube Spinco Inc.
9.75%, 10/15/23 (Call 10/15/20)[a]	14,950	16,669,250
10.00%, 10/15/25 (Call 10/15/20)[a,b]	9,100	10,078,250
Chemours Co. (The)
6.63%, 05/15/23 (Call 05/15/18)[a,b]	28,390	20,772,296
7.00%, 05/15/25 (Call 05/15/20)[a]	13,870	10,055,750
Eagle Spinco Inc.
4.63%, 02/15/21 (Call 02/15/18)[b]	14,975	14,813,270
Hexion Inc.
6.63%, 04/15/20 (Call 03/31/16)[b]	33,898	26,779,420
8.88%, 02/01/18 (Call 03/31/16)	23,970	15,820,200
Hexion Inc./Hexion Nova Scotia Finance ULC
9.00%, 11/15/20 (Call 03/31/16)	9,400	3,717,272
Huntsman International LLC
4.88%, 11/15/20 (Call 08/15/20)[b]	15,315	14,509,431
5.13%, 11/15/22 (Call 08/15/22)[a,b]	7,350	6,706,875
INEOS Group Holdings SA
5.88%, 02/15/19 (Call 03/31/16)[a,b]	12,475	12,368,963
6.13%, 08/15/18 (Call 03/31/16)[a,b]	12,825	12,825,000
NOVA Chemicals Corp.
5.00%, 05/01/25 (Call 01/31/25)[a,b]	9,605	9,315,992
5.25%, 08/01/23 (Call 08/01/18)[a,b]	10,850	10,670,576

112	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
Platform Specialty Products Corp.
6.50%, 02/01/22 (Call 02/01/18)[a,b]	$21,925	$17,814,062
10.38%, 05/01/21 (Call 05/01/18)[a,b]	9,765	8,910,563
Tronox Finance LLC
6.38%, 08/15/20 (Call 03/31/16)[b]	16,300	10,309,812
7.50%, 03/15/22 (Call 03/15/18)[a]	13,253	8,274,842
WR Grace & Co.-Conn
5.13%, 10/01/21[a,b]	15,175	15,774,412

		287,893,171
COAL — 0.19%
CONSOL Energy Inc.
5.88%, 04/15/22 (Call 04/15/17)[b]	31,410	20,495,025
8.00%, 04/01/23 (Call 04/01/18)	8,500	5,657,812
Murray Energy Corp.
11.25%, 04/15/21 (Call 04/15/18)[a,b]	20,000	2,300,000
Peabody Energy Corp.
6.00%, 11/15/18	21,240	557,550
6.25%, 11/15/21	21,528	565,110
6.50%, 09/15/20	9,145	148,606
10.00%, 03/15/22 (Call 03/15/18)[a,b]	14,055	456,788

		30,180,891
COMMERCIAL SERVICES — 3.14%
ADT Corp. (The)
2.25%, 07/15/17[b]	8,573	8,603,364
3.50%, 07/15/22[b]	22,306	18,858,902
4.13%, 04/15/19[b]	10,325	10,905,781
4.13%, 06/15/23[b]	12,825	10,822,989
6.25%, 10/15/21[b]	18,260	17,820,664
APX Group Inc.
6.38%, 12/01/19 (Call 03/31/16)[b]	21,150	20,304,000
8.75%, 12/01/20 (Call 03/31/16)[b]	17,291	14,003,981

Security	Principal (000s)	Value
Ashtead Capital Inc.
5.63%, 10/01/24 (Call 10/01/19)[a,b]	$10,535	$10,366,733
6.50%, 07/15/22 (Call 07/15/17)[a,b]	16,430	16,881,825
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
5.13%, 06/01/22 (Call 06/01/17)[a,b]	9,089	8,498,215
5.50%, 04/01/23 (Call 04/01/18)[b]	14,500	13,703,675
Global A&T Electronics Ltd.
10.00%, 02/01/19 (Call 03/31/16)[a]	19,950	14,064,750
Harland Clarke Holdings Corp.
9.25%, 03/01/21 (Call 03/01/17)[a]	13,956	9,131,211
Hertz Corp. (The)
5.88%, 10/15/20 (Call 03/31/16)[b]	14,479	14,136,954
6.25%, 10/15/22 (Call 10/15/17)[b]	9,400	8,941,750
6.75%, 04/15/19 (Call 03/31/16)[b]	24,690	24,655,604
7.38%, 01/15/21 (Call 03/31/16)[b]	9,898	9,850,198
7.50%, 10/15/18 (Call 03/31/16)[b]	14,500	14,610,265
Iron Mountain Inc.
5.75%, 08/15/24 (Call 08/15/17)[b]	20,159	20,335,391
6.00%, 08/15/23 (Call 08/15/18)[b]	11,215	11,915,938
Jaguar Holding Co. II/Pharmaceutical Product Development LLC
6.38%, 08/01/23 (Call 08/01/18)[a,b]	22,669	22,954,543
Laureate Education Inc.
9.25%, 09/01/19 (Call 03/31/16)[a,b]	21,800	10,682,000
Leidos Holdings Inc.
4.45%, 12/01/20 (Call 09/01/20)[b]	7,200	6,988,143

SCHEDULES OF INVESTMENTS	113

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
RR Donnelley & Sons Co.
6.00%, 04/01/24	$8,450	$6,253,000
7.00%, 02/15/22	7,350	6,192,375
7.88%, 03/15/21[b]	8,025	7,483,313
Service Corp. International/U.S.
5.38%, 01/15/22 (Call 07/15/17)	7,750	8,098,750
5.38%, 05/15/24 (Call 05/15/19)[b]	16,620	17,679,525
United Rentals North America Inc.
4.63%, 07/15/23 (Call 07/15/18)[b]	20,945	20,945,000
5.50%, 07/15/25 (Call 07/15/20)[b]	17,920	17,059,840
5.75%, 11/15/24 (Call 05/15/19)[b]	17,677	17,235,075
6.13%, 06/15/23 (Call 12/15/17)[b]	20,014	20,524,557
7.38%, 05/15/20 (Call 05/15/16)[b]	14,454	15,158,633
7.63%, 04/15/22 (Call 04/15/17)[b]	26,295	27,954,740
8.25%, 02/01/21 (Call 03/31/16)[b]	4,156	4,363,800

		487,985,484
COMPUTERS — 0.46%
Dell Inc.
4.63%, 04/01/21[b]	7,660	7,066,350
5.65%, 04/15/18	7,209	7,461,315
5.88%, 06/15/19[b]	14,850	15,295,500
NCR Corp.
4.63%, 02/15/21 (Call 02/15/17)[b]	9,979	9,504,997
5.00%, 07/15/22 (Call 07/15/17)[b]	10,914	10,341,015
5.88%, 12/15/21 (Call 12/15/17)[b]	7,475	7,344,188
6.38%, 12/15/23 (Call 12/15/18)[b]	15,295	14,989,100

		72,002,465

Security	Principal (000s)	Value
COSMETICS & PERSONAL CARE — 0.07%
Avon Products Inc.
6.35%, 03/15/20[b]	$8,850	$6,383,062
6.75%, 03/15/23	7,168	4,296,432

		10,679,494
DISTRIBUTION & WHOLESALE — 0.48%
HD Supply Inc.
5.25%, 12/15/21 (Call 12/15/17)[a,b]	23,515	24,631,963
7.50%, 07/15/20 (Call 10/15/16)[b]	26,982	28,380,250
11.50%, 07/15/20 (Call 10/15/16)	19,895	21,983,975

		74,996,188
DIVERSIFIED FINANCIAL SERVICES — 6.68%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
2.75%, 05/15/17[b]	9,000	8,935,785
3.75%, 05/15/19[b]	24,800	24,800,000
4.25%, 07/01/20[b]	9,600	9,624,000
4.50%, 05/15/21[b]	20,820	20,976,150
4.63%, 10/30/20[b]	20,640	20,975,400
4.63%, 07/01/22[b]	10,455	10,481,138
5.00%, 10/01/21[b]	16,660	17,097,325
Aircastle Ltd.
4.63%, 12/15/18[b]	8,200	8,284,608
5.13%, 03/15/21[b]	11,300	11,328,250
5.50%, 02/15/22[b]	11,262	11,219,768
6.25%, 12/01/19[b]	10,000	10,565,333
6.75%, 04/15/17[b]	7,900	8,207,536
Ally Financial Inc.
3.25%, 02/13/18[b]	12,360	12,242,580
3.25%, 11/05/18	17,150	16,849,875
3.50%, 01/27/19[b]	14,800	14,590,333
3.60%, 05/21/18[b]	21,100	20,994,500
3.75%, 11/18/19[b]	15,750	15,572,812
4.13%, 03/30/20[b]	13,490	13,464,774
4.13%, 02/13/22[b]	12,495	12,474,290
4.63%, 05/19/22[b]	8,000	7,980,000
4.63%, 03/30/25[b]	9,100	8,825,895
4.75%, 09/10/18	17,375	17,700,781
5.13%, 09/30/24[b]	15,425	15,502,125
5.50%, 02/15/17[b]	11,017	11,223,569

114	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
5.75%, 11/20/25 (Call 10/20/25)[b]	$15,575	$15,110,687
6.25%, 12/01/17	18,060	18,827,550
7.50%, 09/15/20	10,100	11,185,750
8.00%, 12/31/18	8,975	9,749,094
8.00%, 03/15/20[b]	19,110	21,289,585
E*TRADE Financial Corp.
5.38%, 11/15/22 (Call 11/15/17)	1,380	1,434,358
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
3.50%, 03/15/17 (Call 02/15/17)[b]	25,405	25,341,487
4.88%, 03/15/19 (Call 07/15/16)	25,775	23,938,531
5.88%, 02/01/22 (Call 08/01/17)[b]	28,490	24,857,525
6.00%, 08/01/20 (Call 02/01/17)[b]	33,875	32,094,865
International Lease Finance Corp.
3.88%, 04/15/18[b]	14,465	14,463,112
4.63%, 04/15/21	8,800	8,864,849
5.88%, 04/01/19[b]	15,350	16,229,678
5.88%, 08/15/22[b]	14,825	15,583,797
6.25%, 05/15/19	26,158	28,054,455
8.25%, 12/15/20[b]	20,517	23,732,055
8.63%, 01/15/22[b]	13,321	15,647,728
8.75%, 03/15/17	20,899	22,056,387
8.88%, 09/01/17[b]	9,390	10,114,485
Jefferies Finance LLC/JFIN Co-Issuer Corp.
6.88%, 04/15/22 (Call 04/15/17)[a]	7,520	5,282,800
7.38%, 04/01/20 (Call 04/01/16)[a,b]	11,500	8,826,250
7.50%, 04/15/21 (Call 10/15/17)[a,b]	8,550	6,398,222
Nationstar Mortgage LLC/Nationstar Capital Corp.
6.50%, 08/01/18 (Call 03/31/16)[b]	8,800	8,536,000
6.50%, 07/01/21 (Call 01/01/17)[b]	12,950	11,428,375

Security	Principal (000s)	Value
7.88%, 10/01/20 (Call 10/01/16)[b]	$7,200	$6,786,000
Navient Corp.
4.63%, 09/25/17[b]	7,921	7,936,842
4.88%, 06/17/19[b]	20,010	19,169,580
5.00%, 10/26/20[b]	8,862	7,754,250
5.50%, 01/15/19[b]	28,200	27,918,000
5.50%, 01/25/23[b]	19,915	16,230,725
5.88%, 03/25/21[b]	12,725	11,166,188
5.88%, 10/25/24[b]	10,800	8,748,000
6.00%, 01/25/17	1,146	1,160,325
6.13%, 03/25/24[b]	19,291	16,011,530
7.25%, 01/25/22	13,279	11,917,903
8.00%, 03/25/20[b]	30,810	30,347,850
8.45%, 06/15/18[b]	51,588	54,941,220
OneMain Financial Holdings Inc.
6.75%, 12/15/19 (Call 12/15/16)[a]	12,674	11,976,930
7.25%, 12/15/21 (Call 12/15/17)[a,b]	16,602	15,529,788
Quicken Loans Inc.
5.75%, 05/01/25 (Call 05/01/20)[a,b]	27,110	25,899,538
Springleaf Finance Corp.
5.25%, 12/15/19[b]	14,650	12,875,885
6.90%, 12/15/17	32,351	31,779,704
7.75%, 10/01/21[b]	13,100	11,429,750

		1,038,544,460
ELECTRIC — 3.52%
AES Corp./VA
4.88%, 05/15/23 (Call 05/15/18)[b]	13,780	12,358,938
5.50%, 03/15/24 (Call 03/15/19)[b]	13,950	12,721,521
5.50%, 04/15/25 (Call 04/15/20)[b]	11,809	10,657,623
7.38%, 07/01/21 (Call 06/01/21)[b]	19,500	20,377,500
8.00%, 06/01/20[b]	9,065	9,949,109
Calpine Corp.
5.38%, 01/15/23 (Call 10/15/18)[b]	26,739	24,820,161

SCHEDULES OF INVESTMENTS	115

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
5.50%, 02/01/24 (Call 02/01/19)	$11,247	$10,055,443
5.75%, 01/15/25 (Call 10/15/19)[b]	32,910	29,701,275
5.88%, 01/15/24 (Call 11/01/18)[a]	11,450	11,631,769
6.00%, 01/15/22 (Call 11/01/16)[a]	13,516	13,804,750
7.88%, 01/15/23 (Call 01/15/17)[a,b]	10,833	11,449,648
DPL Inc.
6.50%, 10/15/16 (Call 09/15/16)[b]	589	596,363
7.25%, 10/15/21 (Call 07/15/21)	15,437	15,111,721
Dynegy Inc.
5.88%, 06/01/23 (Call 06/01/18)	9,300	7,137,750
6.75%, 11/01/19 (Call 05/01/17)[b]	44,865	41,948,775
7.38%, 11/01/22 (Call 11/01/18)[b]	35,735	29,711,276
7.63%, 11/01/24 (Call 11/01/19)[b]	24,770	20,497,175
Enel SpA
8.75%, 09/24/73 (Call 09/24/23)[a,c]	23,507	25,510,384
FirstEnergy Corp.
Series A
2.75%, 03/15/18 (Call 02/15/18)[b]	9,400	9,430,906
Series B
4.25%, 03/15/23 (Call 12/15/22)[b]	15,350	15,657,207
FirstEnergy Transmission LLC
4.35%, 01/15/25 (Call 10/15/24)[a]	9,100	9,494,042
GenOn Energy Inc.
7.88%, 06/15/17[b]	14,923	12,432,724
9.50%, 10/15/18	14,280	9,246,300
9.88%, 10/15/20 (Call 03/31/16)	9,450	5,481,000

Security	Principal (000s)	Value
IPALCO Enterprises Inc.
3.45%, 07/15/20 (Call 06/15/20)[b]	$3,525	$3,508,431
5.00%, 05/01/18 (Call 04/01/18)[b]	6,250	6,511,993
NRG Energy Inc.
6.25%, 07/15/22 (Call 07/15/18)	21,604	18,255,380
6.25%, 05/01/24 (Call 05/01/19)[b]	19,750	16,441,875
6.63%, 03/15/23 (Call 09/15/17)[b]	20,065	17,005,088
7.63%, 01/15/18[b]	21,480	22,258,650
7.88%, 05/15/21 (Call 05/15/16)[b]	25,468	23,712,745
8.25%, 09/01/20 (Call 03/31/16)[b]	23,650	22,851,812
Talen Energy Supply LLC
4.60%, 12/15/21 (Call 09/15/21)[b]	15,445	10,155,088
4.63%, 07/15/19 (Call 07/15/16)[a]	26,375	21,231,875
6.50%, 05/01/18[b]	9,350	8,745,641
6.50%, 06/01/25 (Call 06/01/20)[b]	10,285	7,096,650

		547,558,588
ELECTRICAL COMPONENTS & EQUIPMENT — 0.20%
Anixter Inc.
5.13%, 10/01/21[b]	7,645	7,506,778
Edgewell Personal Care Co.
4.70%, 05/19/21[b]	11,650	12,086,875
4.70%, 05/24/22	11,825	11,943,250

		31,536,903
ENERGY – ALTERNATE SOURCES — 0.09%
TerraForm Power Operating LLC
5.88%, 02/01/23 (Call 02/01/18)[a,b]	18,660	13,995,000

		13,995,000
ENGINEERING & CONSTRUCTION — 0.31%
AECOM
5.75%, 10/15/22 (Call 10/15/17)[b]	17,840	17,947,040

116	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
5.88%, 10/15/24 (Call 07/15/24)[b]	$14,824	$14,712,820
SBA Communications Corp.
4.88%, 07/15/22 (Call 07/15/17)[b]	14,692	14,949,110

		47,608,970
ENTERTAINMENT — 1.59%
Cinemark USA Inc.
4.88%, 06/01/23 (Call 06/01/18)[b]	10,250	10,250,000
5.13%, 12/15/22 (Call 12/15/17)[b]	7,700	7,826,729
GLP Capital LP/GLP Financing II Inc.
4.38%, 11/01/18 (Call 08/01/18)[b]	10,500	10,578,750
4.88%, 11/01/20 (Call 08/01/20)[b]	20,780	21,052,634
5.38%, 11/01/23 (Call 08/01/23)	9,200	9,062,000
International Game Technology
7.50%, 06/15/19[b]	9,300	9,834,750
International Game Technology PLC
5.63%, 02/15/20 (Call 11/15/19)[a,b]	12,380	12,287,150
6.25%, 02/15/22 (Call 08/15/21)[a,b]	30,225	28,562,625
6.50%, 02/15/25 (Call 08/15/24)[a]	22,840	20,327,600
Pinnacle Entertainment Inc.
6.38%, 08/01/21 (Call 08/01/16)[b]	12,940	13,732,575
7.50%, 04/15/21 (Call 03/31/16)	15,805	16,476,712
Regal Entertainment Group
5.75%, 03/15/22 (Call 03/15/17)[b]	16,950	17,214,844
Scientific Games International Inc.
7.00%, 01/01/22 (Call 01/01/18)[a,b]	19,160	18,647,104
10.00%, 12/01/22 (Call 12/01/18)[b]	44,325	34,628,906

Security	Principal (000s)	Value
WMG Acquisition Corp.
6.00%, 01/15/21 (Call 03/31/16)[a,b]	$6,889	$6,963,631
6.75%, 04/15/22 (Call 04/15/17)[a,b]	10,100	9,430,875

		246,876,885
ENVIRONMENTAL CONTROL — 0.36%
Clean Harbors Inc.
5.13%, 06/01/21 (Call 12/01/16)	10,175	10,111,406
5.25%, 08/01/20 (Call 08/01/16)[b]	17,229	17,530,163
Covanta Holding Corp.
5.88%, 03/01/24 (Call 03/01/19)[b]	8,550	7,353,000
6.38%, 10/01/22 (Call 04/01/17)[b]	7,225	6,692,326
7.25%, 12/01/20 (Call 03/31/16)	8,168	8,082,917
Tervita Corp.
8.00%, 11/15/18 (Call 03/31/16)[a]	9,350	5,834,400

		55,604,212
FOOD — 1.16%
Albertson’s Holdings LLC/Safeway Inc.
7.75%, 10/15/22 (Call 10/15/17)[a]	14,025	14,621,063
Aramark Services Inc.
5.75%, 03/15/20 (Call 03/31/16)[b]	15,200	15,690,200
Post Holdings Inc.
6.00%, 12/15/22 (Call 06/15/18)[a]	12,700	13,160,375
6.75%, 12/01/21 (Call 12/01/17)[a]	17,025	18,072,037
7.38%, 02/15/22 (Call 02/15/17)[b]	28,360	29,986,162
7.75%, 03/15/24 (Call 09/15/18)[a,b]	18,350	19,955,625
8.00%, 07/15/25 (Call 07/15/20)[a,b]	7,620	8,388,325

SCHEDULES OF INVESTMENTS	117

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
Smithfield Foods Inc.
5.25%, 08/01/18 (Call 03/31/16)[a,b]	$7,425	$7,548,750
6.63%, 08/15/22 (Call 08/15/17)	18,119	19,206,140
7.75%, 07/01/17[b]	7,329	7,738,966
TreeHouse Foods Inc.
4.88%, 03/15/22 (Call 03/15/17)	4,580	4,724,165
6.00%, 02/15/24 (Call 02/15/19)[a]	16,805	17,687,263
U.S. Foods Inc.
8.50%, 06/30/19 (Call 03/31/16)	2,700	2,755,620

		179,534,691
FOOD SERVICE — 0.05%
Aramark Services Inc.
5.13%, 01/15/24 (Call 01/15/19)[a,b]	7,845	8,207,831

		8,207,831
GAS — 0.12%
NGL Energy Partners LP/NGL Energy Finance Corp.
5.13%, 07/15/19 (Call 06/15/19)[b]	10,750	6,315,625
6.88%, 10/15/21 (Call 10/15/16)	8,450	4,918,604
Sabine Pass LNG LP
6.50%, 11/01/20 (Call 11/01/16)[b]	6,550	6,908,285
7.50%, 11/30/16[b]	100	104,125

		18,246,639
HEALTH CARE – PRODUCTS — 1.42%
Alere Inc.
6.38%, 07/01/23 (Call 07/01/18)[a,b]	7,645	8,390,387
6.50%, 06/15/20 (Call 06/15/16)	8,275	8,582,209
7.25%, 07/01/18 (Call 03/31/16)[b]	8,100	8,488,125
ConvaTec Healthcare E SA
10.50%, 12/15/18 (Call 03/31/16)[a,b]	13,647	13,902,681

Security	Principal (000s)	Value
Crimson Merger Sub Inc.
6.63%, 05/15/22 (Call 05/15/17)[a]	$26,040	$18,748,800
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp.
8.13%, 06/15/21 (Call 06/15/18)[a,b]	21,365	17,839,775
Hologic Inc.
5.25%, 07/15/22 (Call 07/15/18)[a,b]	21,518	22,561,623
Kinetic Concepts Inc./KCI USA Inc.
7.88%, 02/15/21 (Call 02/15/18)[a]	8,350	8,600,500
10.50%, 11/01/18 (Call 03/31/16)[b]	36,020	33,273,475
12.50%, 11/01/19 (Call 03/31/16)	12,090	9,339,525
Mallinckrodt International Finance SA
4.75%, 04/15/23[b]	11,850	10,457,625
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
4.88%, 04/15/20 (Call 04/15/17)[a,b]	14,595	14,382,157
5.50%, 04/15/25 (Call 04/15/20)[a,b]	12,730	11,998,025
5.63%, 10/15/23 (Call 10/15/18)[a,b]	16,440	16,111,200
5.75%, 08/01/22 (Call 08/01/17)[a,b]	18,700	18,513,000

		221,189,107
HEALTH CARE – SERVICES — 7.64%
Acadia Healthcare Co. Inc.
5.63%, 02/15/23 (Call 02/15/18)[b]	12,674	12,856,189
Amsurg Corp.
5.63%, 07/15/22 (Call 07/15/17)[b]	22,398	23,235,237
Centene Corp.
4.75%, 05/15/22 (Call 05/15/19)	300	303,189

118	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
Centene Escrow Corp.
5.63%, 02/15/21 (Call 02/15/18)[a]	$12,902	$13,523,231
6.13%, 02/15/24 (Call 02/15/19)[a]	17,900	18,951,625
CHS/Community Health Systems Inc.
5.13%, 08/15/18 (Call 03/31/16)[b]	32,960	33,124,800
5.13%, 08/01/21 (Call 02/01/17)	22,779	22,864,421
6.88%, 02/01/22 (Call 02/01/18)[b]	58,950	50,896,251
7.13%, 07/15/20 (Call 07/15/16)[b]	23,940	21,725,550
8.00%, 11/15/19 (Call 03/31/16)[b]	42,061	39,852,798
DaVita HealthCare Partners Inc.
5.00%, 05/01/25 (Call 05/01/20)[b]	31,797	31,826,412
5.13%, 07/15/24 (Call 07/15/19)[b]	34,420	34,934,262
5.75%, 08/15/22 (Call 08/15/17)[b]	24,750	26,026,011
Fresenius Medical Care U.S. Finance II Inc.
4.13%, 10/15/20 (Call 07/17/20)[a]	12,050	12,291,000
4.75%, 10/15/24 (Call 07/17/24)[a,b]	11,790	11,960,955
5.63%, 07/31/19[a,b]	13,825	15,034,688
5.88%, 01/31/22[a,b]	12,424	13,571,853
6.50%, 09/15/18[a,b]	6,241	6,864,448
Fresenius Medical Care U.S. Finance Inc.
5.75%, 02/15/21[a,b]	11,000	11,903,038
6.88%, 07/15/17[b]	6,750	7,170,669
HCA Holdings Inc.
6.25%, 02/15/21[b]	20,185	21,438,022
HCA Inc.
3.75%, 03/15/19	32,495	33,101,032
4.25%, 10/15/19[b]	10,700	10,980,064
4.75%, 05/01/23	24,365	24,701,237

Security	Principal (000s)	Value
5.00%, 03/15/24[b]	$41,718	$42,708,803
5.25%, 04/15/25[b]	28,005	28,740,131
5.38%, 02/01/25[b]	53,680	54,351,000
5.88%, 03/15/22[b]	26,825	28,870,406
5.88%, 05/01/23[b]	25,650	26,941,408
5.88%, 02/15/26 (Call 08/15/25)[b]	29,449	30,247,033
6.50%, 02/15/20[b]	59,257	65,638,979
7.50%, 02/15/22[b]	39,116	44,201,080
8.00%, 10/01/18[b]	8,600	9,669,668
HealthSouth Corp.
5.75%, 11/01/24 (Call 11/01/17)[b]	16,965	17,134,650
Kindred Healthcare Inc.
6.38%, 04/15/22 (Call 04/15/17)[b]	11,675	9,412,969
8.00%, 01/15/20[b]	16,300	15,077,500
8.75%, 01/15/23 (Call 01/15/18)[b]	11,540	10,357,150
LifePoint Health Inc.
5.50%, 12/01/21 (Call 12/01/16)[b]	22,500	23,283,254
5.88%, 12/01/23 (Call 12/01/18)[b]	9,195	9,588,666
6.63%, 10/01/20 (Call 03/31/16)[b]	6,100	6,317,455
MPH Acquisition Holdings LLC
6.63%, 04/01/22 (Call 04/01/17)[a,b]	23,631	23,808,233
Tenet Healthcare Corp.
4.38%, 10/01/21[b]	21,270	20,977,538
4.50%, 04/01/21[b]	18,130	18,021,220
4.75%, 06/01/20	9,249	9,399,296
5.00%, 03/01/19[b]	23,739	22,670,745
5.50%, 03/01/19[b]	8,900	8,588,500
6.00%, 10/01/20	34,594	36,669,640
6.25%, 11/01/18	19,310	20,351,286
6.75%, 06/15/23[b]	38,020	34,455,625
8.00%, 08/01/20 (Call 03/31/16)[b]	17,010	17,193,443
8.13%, 04/01/22[b]	55,069	54,070,599

		1,187,883,259

SCHEDULES OF INVESTMENTS	119

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
HOLDING COMPANIES – DIVERSIFIED — 0.59%
Argos Merger Sub Inc.
7.13%, 03/15/23 (Call 03/15/18)[a,b]	$38,515	$39,477,875
HRG Group Inc.
7.75%, 01/15/22 (Call 01/15/17)	14,074	13,194,375
7.88%, 07/15/19 (Call 03/31/16)	11,480	11,967,900
Leucadia National Corp.
5.50%, 10/18/23 (Call 01/18/23)	14,200	12,699,211
Nielsen Co. Luxembourg Sarl (The)
5.50%, 10/01/21 (Call 10/01/16)[a,b]	13,715	14,180,738

		91,520,099
HOME BUILDERS — 1.31%
Brookfield Residential Properties Inc.
6.50%, 12/15/20 (Call 03/31/16)[a,b]	13,225	12,034,750
Brookfield Residential Properties Inc./Brookfield Residential U.S. Corp.
6.13%, 07/01/22 (Call 07/01/17)[a]	7,900	6,550,120
CalAtlantic Group Inc.
8.38%, 05/15/18	10,577	11,634,700
8.38%, 01/15/21[b]	9,230	10,522,200
DR Horton Inc.
3.63%, 02/15/18 (Call 11/15/17)[b]	6,700	6,841,035
3.75%, 03/01/19 (Call 12/01/18)[b]	8,750	8,912,500
4.00%, 02/15/20[b]	9,408	9,572,640
5.75%, 08/15/23 (Call 05/15/23)[b]	7,700	8,108,100
K. Hovnanian Enterprises Inc.
7.25%, 10/15/20 (Call 03/31/16)[a,b]	12,350	9,694,750

Security	Principal (000s)	Value
KB Home
4.75%, 05/15/19 (Call 02/15/19)[b]	$7,374	$7,072,571
7.00%, 12/15/21 (Call 09/15/21)[b]	9,463	9,020,388
Lennar Corp.
4.50%, 06/15/19 (Call 04/16/19)[b]	9,550	9,828,860
4.50%, 11/15/19 (Call 08/15/19)[b]	12,265	12,571,625
4.75%, 04/01/21	9,050	9,095,250
4.75%, 11/15/22 (Call 08/15/22)[b]	13,920	13,920,000
4.75%, 05/30/25 (Call 02/28/25)[b]	9,175	8,899,750
4.88%, 12/15/23 (Call 09/15/23)[b]	6,880	6,708,000
12.25%, 06/01/17	5,325	5,899,784
PulteGroup Inc.
5.50%, 03/01/26 (Call 12/01/25)	3,475	3,514,094
Taylor Morrison Communities Inc./Monarch Communities Inc.
5.25%, 04/15/21 (Call 04/15/16)[a,b]	10,150	9,477,562
Toll Brothers Finance Corp.
4.38%, 04/15/23 (Call 01/15/23)[b]	9,850	9,449,035
5.88%, 02/15/22 (Call 11/15/21)	7,391	7,713,287
8.91%, 10/15/17[b]	5,800	6,366,145

		203,407,146
HOUSEHOLD PRODUCTS & WARES — 1.43%
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
5.75%, 10/15/20 (Call 03/31/16)[b]	67,145	68,991,487
6.88%, 02/15/21 (Call 03/31/16)[b]	21,700	22,486,625
7.88%, 08/15/19 (Call 03/31/16)	12,770	13,312,725

120	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
8.25%, 02/15/21 (Call 03/31/16)	$20,755	$20,443,675
8.50%, 05/15/18 (Call 03/31/16)[b]	13,460	13,406,665
9.00%, 04/15/19 (Call 03/31/16)[b]	13,000	13,070,417
9.88%, 08/15/19 (Call 03/31/16)[b]	25,161	25,915,830
Spectrum Brands Inc.
5.75%, 07/15/25 (Call 07/15/20)[b]	20,413	21,510,199
6.38%, 11/15/20 (Call 11/15/16)[b]	9,660	10,205,404
6.63%, 11/15/22 (Call 11/15/17)[b]	11,560	12,441,450

		221,784,477
INSURANCE — 0.50%
Genworth Holdings Inc.
4.80%, 02/15/24	5,500	3,114,375
4.90%, 08/15/23	6,275	3,603,643
6.15%, 11/15/66 (Call 11/15/16)[c]	2,559	537,390
6.52%, 05/22/18	10,252	9,149,910
7.20%, 02/15/21	6,950	4,608,684
7.63%, 09/24/21	16,075	10,609,500
7.70%, 06/15/20[b]	8,600	6,073,750
HUB International Ltd.
7.88%, 10/01/21 (Call 10/01/16)[a,b]	25,705	23,134,500
Voya Financial Inc.
5.65%, 05/15/53 (Call 05/15/23)[b,c]	17,925	16,646,947

		77,478,699
INTERNET — 1.10%
Equinix Inc.
4.88%, 04/01/20 (Call 04/01/17)	7,500	7,781,250
5.38%, 01/01/22 (Call 01/01/18)[b]	15,300	16,026,750
5.38%, 04/01/23 (Call 04/01/18)[b]	19,735	21,116,450
5.75%, 01/01/25 (Call 01/01/20)[b]	9,330	9,656,550

Security	Principal (000s)	Value
IAC/InterActiveCorp
4.75%, 12/15/22 (Call 12/15/17)	$9,950	$8,656,500
Netflix Inc.
5.38%, 02/01/21[b]	13,500	14,478,750
5.50%, 02/15/22[b]	14,200	14,927,750
5.75%, 03/01/24[b]	8,475	8,888,156
5.88%, 02/15/25[b]	15,295	16,040,631
VeriSign Inc.
4.63%, 05/01/23 (Call 05/01/18)[b]	13,184	13,085,120
5.25%, 04/01/25 (Call 01/01/25)	10,949	10,784,765
Zayo Group LLC/Zayo Capital Inc.
6.00%, 04/01/23 (Call 04/01/18)[b]	28,200	28,115,400
10.13%, 07/01/20 (Call 07/01/16)	1,702	1,825,395

		171,383,467
IRON & STEEL — 1.63%
AK Steel Corp.
7.63%, 05/15/20 (Call 03/31/16)[b]	10,875	6,579,375
7.63%, 10/01/21 (Call 10/01/17)[b]	7,400	3,845,632
Allegheny Technologies Inc.
5.95%, 01/15/21 (Call 10/15/20)[b]	7,655	5,588,915
7.63%, 08/15/23 (Call 05/15/23)[b]	9,050	6,448,125
ArcelorMittal
5.13%, 06/01/20[b]	10,190	9,094,575
5.50%, 02/25/17	2,001	2,016,007
6.13%, 06/01/18[b]	28,326	28,001,951
6.13%, 06/01/25[b]	9,045	7,326,450
6.25%, 08/05/20[b]	19,728	17,779,860
6.50%, 03/01/21[b]	29,535	26,581,500
7.25%, 02/25/22[b]	24,925	22,370,187
10.85%, 06/01/19	31,396	33,282,900
Cliffs Natural Resources Inc.
4.88%, 04/01/21 (Call 01/01/21)[b]	2,425	279,384

SCHEDULES OF INVESTMENTS	121

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
7.75%, 03/31/20 (Call 03/31/17)[a,b]	$8,897	$1,334,481
8.25%, 03/31/20 (Call 03/31/18)[a,b]	9,955	7,441,362
Commercial Metals Co.
6.50%, 07/15/17	6,928	7,202,955
7.35%, 08/15/18	7,250	7,504,710
Steel Dynamics Inc.
5.13%, 10/01/21 (Call 10/01/17)[b]	13,636	13,269,977
5.25%, 04/15/23 (Call 04/15/18)	6,875	6,505,469
5.50%, 10/01/24 (Call 10/01/19)[b]	9,300	8,841,231
6.13%, 08/15/19 (Call 08/15/16)	7,400	7,533,200
U.S. Steel Corp.
6.05%, 06/01/17	7,184	6,462,369
7.00%, 02/01/18[b]	9,250	7,307,500
7.38%, 04/01/20[b]	10,900	6,867,000
7.50%, 03/15/22 (Call 03/15/17)[b]	7,175	3,960,600

		253,425,715
LEISURE TIME — 0.33%
NCL Corp. Ltd.
4.63%, 11/15/20 (Call 11/15/17)[a,b]	11,150	10,871,250
5.25%, 11/15/19 (Call 11/15/16)[a]	15,800	15,928,375
Royal Caribbean Cruises Ltd.
5.25%, 11/15/22[b]	14,819	15,096,856
Sabre GLBL Inc.
5.25%, 11/15/23 (Call 11/15/18)[a,b]	9,335	9,475,025

		51,371,506
LODGING — 1.99%
Boyd Gaming Corp.
6.88%, 05/15/23 (Call 05/15/18)[b]	15,735	16,177,547

Security	Principal (000s)	Value
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties
8.00%, 10/01/20 (Call 10/01/16)[b]	$19,550	$19,061,250
11.00%, 10/01/21 (Call 10/01/16)[b]	23,685	20,724,375
Felcor Lodging LP
5.63%, 03/01/23 (Call 03/01/18)	9,800	9,975,199
6.00%, 06/01/25 (Call 06/01/20)[b]	8,990	9,227,111
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
5.63%, 10/15/21 (Call 10/15/16)[b]	30,354	31,492,275
MGM Resorts International
5.25%, 03/31/20[b]	10,700	10,914,000
6.00%, 03/15/23[b]	25,685	26,327,125
6.63%, 12/15/21[b]	25,400	26,975,488
6.75%, 10/01/20[b]	22,160	23,678,463
7.63%, 01/15/17[b]	950	989,188
7.75%, 03/15/22[b]	21,150	23,060,056
8.63%, 02/01/19[b]	17,312	19,624,018
11.38%, 03/01/18[b]	7,570	8,729,573
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
4.25%, 05/30/23 (Call 02/28/23)[a,b]	10,700	9,890,866
5.38%, 03/15/22 (Call 03/15/17)[b]	18,650	18,650,000
5.50%, 03/01/25 (Call 12/01/24)[a,b]	35,562	33,961,710

		309,458,244
MACHINERY — 0.84%
BlueLine Rental Finance Corp.
7.00%, 02/01/19 (Call 03/31/16)[a,b]	16,975	12,434,188
Case New Holland Industrial Inc.
7.88%, 12/01/17[b]	29,075	31,146,594

122	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
CNH Industrial Capital LLC
3.25%, 02/01/17[b]	$3,650	$3,665,987
3.38%, 07/15/19[b]	9,000	8,466,300
3.63%, 04/15/18[b]	11,400	11,296,260
3.88%, 07/16/18[b]	12,775	12,533,233
4.38%, 11/06/20[b]	12,115	11,537,341
6.25%, 11/01/16	845	863,484
Terex Corp.
6.00%, 05/15/21 (Call 11/15/16)[b]	17,500	16,493,750
Zebra Technologies Corp.
7.25%, 10/15/22 (Call 10/15/17)[b]	21,320	22,332,700

		130,769,837
MANUFACTURING — 0.84%
Bombardier Inc.
4.75%, 04/15/19[a]	11,380	9,037,617
5.50%, 09/15/18[a]	15,800	14,417,500
5.75%, 03/15/22[a,b]	8,700	6,052,714
6.00%, 10/15/22 (Call 04/15/17)[a,b]	25,103	17,752,842
6.13%, 01/15/23[a]	26,076	18,253,200
7.50%, 03/15/18[a]	13,200	12,606,000
7.50%, 03/15/25 (Call 03/15/20)[a,b]	31,930	22,322,416
7.75%, 03/15/20[a]	16,620	13,296,000
Gates Global LLC/Gates Global Co.
6.00%, 07/15/22 (Call 07/15/17)[a,b]	23,760	17,463,600

		131,201,889
MEDIA — 10.52%
Altice U.S. Finance I Corp.
5.38%, 07/15/23 (Call 07/15/18)[a]	22,650	22,933,125
AMC Networks Inc.
4.75%, 12/15/22 (Call 12/15/17)[b]	10,375	10,530,625
7.75%, 07/15/21 (Call 07/15/16)	11,724	12,406,923
Cablevision Systems Corp.
5.88%, 09/15/22	15,150	12,006,375
7.75%, 04/15/18[b]	15,570	15,959,250

Security	Principal (000s)	Value
8.00%, 04/15/20[b]	$9,400	$8,883,000
8.63%, 09/15/17[b]	18,220	19,381,525
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%, 02/15/23 (Call 02/15/18)[b]	20,145	20,094,638
5.13%, 05/01/23 (Call 05/01/18)[a]	24,125	23,748,047
5.25%, 03/15/21 (Call 03/31/16)[b]	10,650	11,036,063
5.25%, 09/30/22 (Call 09/30/17)[b]	25,476	25,762,605
5.38%, 05/01/25 (Call 05/01/20)[a,b]	16,515	16,515,000
5.75%, 09/01/23 (Call 03/01/18)[b]	9,050	9,215,163
5.75%, 01/15/24 (Call 07/15/18)[b]	18,792	19,130,444
5.88%, 04/01/24 (Call 04/01/19)[a,b]	23,075	23,594,187
5.88%, 05/01/27 (Call 05/01/21)[a,b]	18,100	18,100,000
6.50%, 04/30/21 (Call 03/31/16)	34,186	35,553,440
6.63%, 01/31/22 (Call 01/31/17)	15,889	16,691,553
7.00%, 01/15/19 (Call 03/31/16)	7,511	7,673,989
7.38%, 06/01/20 (Call 03/31/16)[b]	12,020	12,500,800
CCOH Safari LLC
5.75%, 02/15/26 (Call 02/15/21)[a,b]	52,410	52,547,838
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.13%, 12/15/21 (Call 06/15/16)[a,b]	24,700	22,415,760
6.38%, 09/15/20 (Call 03/31/16)[a,b]	31,057	30,435,860
Clear Channel Worldwide Holdings Inc.
6.50%, 11/15/22 (Call 11/15/17)	12,870	11,711,700

SCHEDULES OF INVESTMENTS	123

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
6.50%, 11/15/22 (Call 11/15/17)[b]	$40,231	$39,024,070
Series A
7.63%, 03/15/20 (Call 03/31/16)[b]	500	406,875
Series B
7.63%, 03/15/20 (Call 03/31/16)[b]	37,180	32,439,550
CSC Holdings LLC
5.25%, 06/01/24[b]	15,700	13,462,750
6.75%, 11/15/21[b]	20,445	20,659,673
8.63%, 02/15/19	10,314	11,087,550
DISH DBS Corp.
4.25%, 04/01/18	24,346	24,568,522
4.63%, 07/15/17[b]	15,550	15,899,875
5.00%, 03/15/23[b]	30,325	26,790,266
5.13%, 05/01/20[b]	22,462	22,181,225
5.88%, 07/15/22	42,295	40,656,069
5.88%, 11/15/24[b]	39,054	35,154,380
6.75%, 06/01/21[b]	41,885	42,566,993
7.88%, 09/01/19[b]	29,206	31,637,107
iHeartCommunications Inc.
9.00%, 12/15/19 (Call 03/31/16)[b]	31,850	22,613,500
9.00%, 03/01/21 (Call 03/31/16)[b]	34,350	23,400,937
9.00%, 09/15/22 (Call 09/15/17)[b]	18,700	12,549,035
10.00%, 01/15/18 (Call 07/15/16)[b]	12,200	3,886,171
10.63%, 03/15/23 (Call 03/15/18)[b]	19,070	12,745,116
11.25%, 03/01/21 (Call 03/31/16)	11,425	7,740,438
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance
9.75%, 04/01/21 (Call 04/01/16)[b]	14,609	15,887,288
Neptune Finco Corp.
6.63%, 10/15/25 (Call 10/15/20)[a,b]	22,825	24,080,375
10.13%, 01/15/23 (Call 01/15/19)[a]	35,080	37,754,850

Security	Principal (000s)	Value
10.88%, 10/15/25 (Call 10/15/20)[a,b]	$39,250	$42,390,000
Nielsen Finance LLC/Nielsen Finance Co.
4.50%, 10/01/20 (Call 10/01/16)[b]	15,350	15,707,288
5.00%, 04/15/22 (Call 04/15/17)[a,b]	44,238	45,025,879
Numericable-SFR SA
4.88%, 05/15/19 (Call 05/15/16)[a,b]	48,460	48,429,955
6.00%, 05/15/22 (Call 05/15/17)[a,b]	84,642	83,795,580
6.25%, 05/15/24 (Call 05/15/19)[a,b]	29,300	28,494,250
Quebecor Media Inc.
5.75%, 01/15/23[b]	17,142	17,699,115
Sinclair Television Group Inc.
5.38%, 04/01/21 (Call 04/01/16)[b]	10,950	11,020,025
5.63%, 08/01/24 (Call 08/01/19)[a,b]	10,925	10,878,911
6.13%, 10/01/22 (Call 10/01/17)[b]	9,955	10,218,005
Sirius XM Radio Inc.
4.25%, 05/15/20 (Call 05/15/16)[a,b]	7,400	7,526,654
4.63%, 05/15/23 (Call 05/15/18)[a,b]	10,932	10,651,868
5.38%, 04/15/25 (Call 04/15/20)[a]	20,850	20,876,062
5.75%, 08/01/21 (Call 08/01/16)[a,b]	13,125	13,626,063
5.88%, 10/01/20 (Call 10/01/16)[a,b]	11,800	12,323,194
6.00%, 07/15/24 (Call 07/15/19)[a,b]	29,250	30,895,312
TEGNA Inc.
5.13%, 10/15/19 (Call 10/15/16)[b]	9,479	10,033,522
5.13%, 07/15/20 (Call 07/15/16)[b]	9,300	9,708,053
6.38%, 10/15/23 (Call 10/15/18)[b]	13,696	14,688,960

124	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
Tribune Media Co.
5.88%, 07/15/22 (Call 07/15/18)[a,b]	$24,430	$24,552,150
Unitymedia GmbH
6.13%, 01/15/25 (Call 01/15/20)[a,b]	19,100	19,673,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.00%, 01/15/25 (Call 01/15/20)[a,b]	13,460	13,401,045
5.50%, 01/15/23 (Call 01/15/18)[a,b]	20,695	21,620,731
Univision Communications Inc.
5.13%, 05/15/23 (Call 05/15/18)[a,b]	23,230	23,055,775
5.13%, 02/15/25 (Call 02/15/20)[a,b]	30,960	30,340,800
6.75%, 09/15/22 (Call 09/15/17)[a]	24,103	25,564,244
8.50%, 05/15/21 (Call 03/31/16)[a,b]	17,873	17,962,365
Videotron Ltd.
5.00%, 07/15/22	12,350	12,627,875
5.38%, 06/15/24 (Call 03/15/24)[a,b]	10,100	10,258,298
WideOpenWest Finance LLC/WideOpenWest Capital Corp.
10.25%, 07/15/19 (Call 03/31/16)[b]	17,375	15,876,406

		1,634,941,910
MINING — 1.76%
Alcoa Inc.
5.13%, 10/01/24 (Call 07/01/24)[b]	24,440	22,087,650
5.40%, 04/15/21 (Call 01/15/21)[b]	26,129	25,865,097
5.55%, 02/01/17[b]	3,050	3,116,336
5.72%, 02/23/19[b]	16,290	16,493,625
5.87%, 02/23/22[b]	11,655	11,242,857
6.15%, 08/15/20[b]	19,713	19,910,130
6.75%, 07/15/18[b]	14,735	15,348,838
Aleris International Inc.
7.88%, 11/01/20 (Call 03/31/16)[b]	1,010	780,162

Security	Principal (000s)	Value
FMG Resources August 2006 Pty Ltd.
6.88%, 04/01/22 (Call 04/01/17)[a,b]	$8,545	$5,981,500
8.25%, 11/01/19 (Call 03/31/16)[a,b]	13,293	11,830,770
9.75%, 03/01/22 (Call 03/01/18)[a,b]	42,910	39,922,808
Lundin Mining Corp.
7.50%, 11/01/20 (Call 11/01/17)[a,b]	12,210	10,866,900
7.88%, 11/01/22 (Call 11/01/18)[a]	8,200	6,888,000
Novelis Inc.
8.38%, 12/15/17 (Call 03/31/16)[b]	19,793	19,694,035
8.75%, 12/15/20 (Call 03/31/16)[b]	28,398	26,361,083
Teck Resources Ltd.
2.50%, 02/01/18[b]	9,200	7,876,810
3.00%, 03/01/19[b]	9,250	7,053,125
3.75%, 02/01/23 (Call 11/01/22)	13,265	8,091,650
4.50%, 01/15/21 (Call 10/15/20)	7,875	4,925,813
4.75%, 01/15/22 (Call 10/15/21)	15,500	9,413,134

		273,750,323
OFFICE & BUSINESS EQUIPMENT — 0.24%
CDW LLC/CDW Finance Corp.
5.00%, 09/01/23 (Call 03/01/18)[b]	10,535	10,785,207
5.50%, 12/01/24 (Call 06/01/24)[b]	11,870	12,082,671
6.00%, 08/15/22 (Call 08/15/17)[b]	13,070	13,800,933

		36,668,811
OIL & GAS — 4.96%
American Energy-Permian Basin LLC
13.00%, 11/30/20 (Call 11/30/18)[a,b]	7,675	8,135,500

SCHEDULES OF INVESTMENTS	125

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
American Energy-Permian Basin LLC/AEPB Finance Corp.
7.13%, 11/01/20 (Call 01/31/17)[a,b]	$10,600	$2,544,000
7.38%, 11/01/21 (Call 07/31/17)[a,b]	9,155	2,197,200
Antero Resources Corp.
5.13%, 12/01/22 (Call 06/01/17)[b]	24,232	20,657,780
5.38%, 11/01/21 (Call 11/01/16)[b]	20,150	17,505,312
5.63%, 06/01/23 (Call 06/01/18)[a,b]	14,850	12,625,915
6.00%, 12/01/20 (Call 03/31/16)[b]	10,800	9,635,414
Berry Petroleum Co. LLC
6.38%, 09/15/22 (Call 03/15/17)	9,600	960,000
BreitBurn Energy Partners LP/BreitBurn Finance Corp.
7.88%, 04/15/22 (Call 01/15/17)	13,100	1,441,000
California Resources Corp.
5.00%, 01/15/20 (Call 12/15/19)	4,671	607,230
5.50%, 09/15/21 (Call 06/15/21)	11,052	1,436,760
6.00%, 11/15/24 (Call 08/15/24)	12,556	1,632,280
8.00%, 12/15/22 (Call 12/15/18)[a,b]	40,028	10,007,000
Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.50%, 04/15/21 (Call 04/15/17)[b]	19,287	11,620,417
Carrizo Oil & Gas Inc.
6.25%, 04/15/23 (Call 04/15/18)[b]	11,085	7,981,200
7.50%, 09/15/20 (Call 09/15/16)[b]	13,650	10,783,500

Security	Principal (000s)	Value
Chaparral Energy Inc.
7.63%, 11/15/22 (Call 05/15/17)[d]	$9,200	$920,000
8.25%, 09/01/21 (Call 09/01/16)[d]	6,520	652,000
Chesapeake Energy Corp.
7.25%, 12/15/18	1,500	540,000
8.00%, 12/15/22 (Call 12/15/18)[a,b]	70,406	27,810,370
Citgo Holding Inc.
10.75%, 02/15/20[a]	30,052	27,347,320
Comstock Resources Inc.
10.00%, 03/15/20 (Call 03/31/16)[a,b]	12,325	4,529,438
Concho Resources Inc.
5.50%, 10/01/22 (Call 10/01/17)[b]	12,850	12,095,062
5.50%, 04/01/23 (Call 10/01/17)[b]	31,041	28,787,756
6.50%, 01/15/22 (Call 01/15/17)[b]	12,425	11,945,648
7.00%, 01/15/21 (Call 03/31/16)	14,317	14,442,274
Denbury Resources Inc.
4.63%, 07/15/23 (Call 01/15/18)	22,039	6,415,553
5.50%, 05/01/22 (Call 05/01/17)	19,725	6,213,375
6.38%, 08/15/21 (Call 08/15/16)[b]	6,055	1,913,380
Energy XXI Gulf Coast Inc.
6.88%, 03/15/24 (Call 03/15/19)[b,d]	6,325	158,125
9.25%, 12/15/17 (Call 03/31/16)[d]	9,075	272,250
11.00%, 03/15/20 (Call 09/15/17)[a,d]	19,750	2,172,500
EP Energy LLC/Everest Acquisition Finance Inc.
6.38%, 06/15/23 (Call 06/15/18)	13,395	3,595,218
9.38%, 05/01/20 (Call 05/01/16)	33,196	9,917,305

126	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
Halcon Resources Corp.
8.63%, 02/01/20 (Call 02/01/17)[a,b]	$13,990	$7,729,475
13.00%, 02/15/22 (Call 08/15/18)[a,b]	15,150	2,121,000
Harvest Operations Corp.
6.88%, 10/01/17	9,294	5,901,690
Hilcorp Energy I LP/Hilcorp Finance Co.
5.00%, 12/01/24 (Call 06/01/19)[a,b]	9,245	6,301,947
5.75%, 10/01/25 (Call 04/01/20)[a,b]	9,925	6,773,813
Jupiter Resources Inc.
8.50%, 10/01/22 (Call 10/01/17)[a,b]	17,400	5,655,000
Laredo Petroleum Inc.
5.63%, 01/15/22 (Call 01/15/17)[b]	7,925	5,072,000
7.38%, 05/01/22 (Call 05/01/17)[b]	12,150	7,715,250
Linn Energy LLC/Linn Energy Finance Corp.
6.50%, 09/15/21 (Call 09/15/17)	9,875	419,688
7.75%, 02/01/21 (Call 03/31/16)	14,053	597,253
8.63%, 04/15/20 (Call 03/31/16)	18,245	775,413
12.00%, 12/15/20 (Call 12/15/18)[a]	19,595	1,959,500
MEG Energy Corp.
6.38%, 01/30/23 (Call 07/30/17)[a,b]	14,972	7,074,270
6.50%, 03/15/21 (Call 03/31/16)[a,b]	13,475	6,501,688
7.00%, 03/31/24 (Call 09/30/18)[a,b]	21,675	10,241,438
Memorial Production Partners LP/Memorial Production Finance Corp.
6.88%, 08/01/22 (Call 08/01/17)	9,450	2,055,375

Security	Principal (000s)	Value
7.63%, 05/01/21 (Call 05/01/17)	$12,850	$2,984,695
Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC
10.00%, 06/01/20 (Call 06/01/17)[b]	11,550	3,060,750
Newfield Exploration Co.
5.38%, 01/01/26 (Call 10/01/25)[b]	15,125	13,017,812
5.63%, 07/01/24[b]	19,030	17,269,725
5.75%, 01/30/22[b]	16,570	15,286,032
Oasis Petroleum Inc.
6.50%, 11/01/21 (Call 11/01/16)	8,350	4,993,300
6.88%, 03/15/22 (Call 09/15/17)[b]	19,075	11,142,980
6.88%, 01/15/23 (Call 07/15/17)	7,967	4,627,499
7.25%, 02/01/19 (Call 03/31/16)[b]	8,465	5,277,928
Pacific Drilling SA
5.38%, 06/01/20 (Call 06/01/16)[a,b]	9,775	1,857,861
Pacific Drilling V Ltd.
7.25%, 12/01/17 (Call 03/31/16)[a]	9,075	2,484,281
PBF Holding Co. LLC/PBF Finance Corp.
7.00%, 11/15/23 (Call 11/15/18)[a,b]	8,335	7,126,425
8.25%, 02/15/20 (Call 03/31/16)[b]	14,800	14,940,600
Penn Virginia Corp.
8.50%, 05/01/20 (Call 05/01/17)	11,500	977,500
Precision Drilling Corp.
5.25%, 11/15/24 (Call 05/15/19)[b]	6,895	4,010,950
6.63%, 11/15/20 (Call 03/31/16)	11,420	7,622,850
Puma International Financing SA
6.75%, 02/01/21 (Call 02/01/17)[a]	19,300	17,780,125

SCHEDULES OF INVESTMENTS	127

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
QEP Resources Inc.
5.25%, 05/01/23 (Call 02/01/23)	$13,452	$9,416,400
5.38%, 10/01/22 (Call 07/01/22)[b]	8,160	5,574,259
6.88%, 03/01/21[b]	12,821	9,263,173
Range Resources Corp.
4.88%, 05/15/25 (Call 02/15/25)[a,b]	13,100	11,331,500
5.00%, 08/15/22 (Call 02/15/17)[b]	13,342	11,307,345
5.00%, 03/15/23 (Call 03/15/18)[b]	16,900	13,995,312
5.75%, 06/01/21 (Call 06/01/16)	8,622	7,149,075
Sanchez Energy Corp.
6.13%, 01/15/23 (Call 07/15/18)[b]	20,635	7,523,438
7.75%, 06/15/21 (Call 06/15/17)	10,020	4,058,100
Seven Generations Energy Ltd.
6.75%, 05/01/23 (Call 05/01/18)[a,b]	7,915	6,812,554
Seventy Seven Energy Inc.
6.50%, 07/15/22 (Call 07/15/17)	8,365	125,475
Seventy Seven Operating LLC
6.63%, 11/15/19 (Call 03/31/16)	8,260	1,404,200
SM Energy Co.
5.00%, 01/15/24 (Call 07/15/18)	8,105	3,221,738
5.63%, 06/01/25 (Call 06/01/20)[b]	8,824	3,551,660
6.13%, 11/15/22 (Call 11/15/18)	14,025	6,271,840
6.50%, 01/01/23 (Call 07/01/17)	9,052	3,598,170
Sunoco LP/Sunoco Finance Corp.
5.50%, 08/01/20 (Call 08/01/17)[a,b]	10,650	10,224,000
6.38%, 04/01/23 (Call 04/01/18)[a,b]	15,400	14,691,600

Security	Principal (000s)	Value
Tesoro Corp.
4.25%, 10/01/17 (Call 09/01/17)[b]	$8,198	$8,319,945
5.38%, 10/01/22 (Call 10/01/17)[b]	11,325	10,733,134
Transocean Inc.
3.00%, 10/15/17[b]	11,550	10,260,827
4.30%, 10/15/22 (Call 07/15/22)[b]	13,815	6,769,350
6.00%, 03/15/18[b]	19,358	15,631,585
6.50%, 11/15/20[b]	18,250	10,585,000
7.13%, 12/15/21[b]	22,600	12,537,124
Tullow Oil PLC
6.00%, 11/01/20 (Call 11/01/16)[a]	14,420	9,409,050
6.25%, 04/15/22 (Call 04/15/17)[a]	11,700	7,160,400
Ultra Petroleum Corp.
5.75%, 12/15/18 (Call 03/31/16)[a]	10,320	567,600
6.13%, 10/01/24 (Call 10/01/19)[a]	13,795	758,725
Whiting Petroleum Corp.
5.00%, 03/15/19 (Call 12/15/18)[b]	21,950	10,920,125
5.75%, 03/15/21 (Call 12/15/20)[b]	24,378	11,396,715
6.25%, 04/01/23 (Call 01/01/23)[b]	14,070	6,437,025
WPX Energy Inc.
5.25%, 09/15/24 (Call 06/15/24)[b]	9,620	5,050,500
6.00%, 01/15/22 (Call 10/15/21)[b]	20,317	11,631,482
7.50%, 08/01/20 (Call 07/01/20)	9,150	5,741,625
8.25%, 08/01/23 (Call 06/01/23)[b]	12,200	7,259,000

		771,543,246
OIL & GAS SERVICES — 0.12%
CGG SA
6.50%, 06/01/21 (Call 06/01/16)[b]	11,360	3,890,800

128	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
6.88%, 01/15/22 (Call 07/15/17)	$9,975	$3,370,054
Weatherford International Ltd./Bermuda
4.50%, 04/15/22 (Call 01/15/22)	2,220	1,454,100
5.13%, 09/15/20	6,600	4,607,592
6.00%, 03/15/18	5,750	4,884,873
9.63%, 03/01/19	600	512,625

		18,720,044
PACKAGING & CONTAINERS — 1.55%
Ardagh Packaging Finance PLC
9.13%, 10/15/20 (Call 03/31/16)[a,b]	11,296	11,631,350
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
6.00%, 06/30/21 (Call 06/30/17)[a,b]	9,550	8,717,028
6.25%, 01/31/19 (Call 03/31/16)[a,b]	8,075	7,893,313
6.75%, 01/31/21 (Call 01/31/17)[a,b]	9,700	9,133,856
Ball Corp.
4.00%, 11/15/23[b]	20,096	19,568,480
4.38%, 12/15/20[b]	16,386	17,123,370
5.00%, 03/15/22[b]	18,046	18,734,087
5.25%, 07/01/25	20,000	20,850,000
Berry Plastics Corp.
5.13%, 07/15/23 (Call 07/15/18)[b]	13,625	13,676,094
5.50%, 05/15/22 (Call 05/15/17)[b]	11,180	11,627,200
6.00%, 10/15/22 (Call 10/15/18)[a,b]	7,185	7,454,438
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer Inc.
6.00%, 06/15/17 (Call 06/15/16)[a,b]	8,650	8,574,312
Crown Americas LLC/Crown Americas Capital Corp. IV
4.50%, 01/15/23[b]	19,912	20,310,240

Security	Principal (000s)	Value
Owens-Brockway Glass Container Inc.
5.00%, 01/15/22[a,b]	$8,800	$8,712,000
5.88%, 08/15/23[a,b]	16,200	16,686,000
Sealed Air Corp.
4.88%, 12/01/22 (Call 09/01/22)[a,b]	8,125	8,321,553
5.13%, 12/01/24 (Call 09/01/24)[a,b]	9,175	9,496,125
5.25%, 04/01/23 (Call 01/01/23)[a,b]	7,850	8,105,880
5.50%, 09/15/25 (Call 06/15/25)[a,b]	7,785	8,160,407
6.50%, 12/01/20 (Call 09/01/20)[a,b]	6,150	6,852,974

		241,628,707
PHARMACEUTICALS — 2.87%
DPx Holdings BV
7.50%, 02/01/22 (Call 02/01/17)[a]	8,000	7,520,000
Endo Finance LLC
5.75%, 01/15/22 (Call 01/15/17)[a,b]	15,975	16,051,301
Endo Finance LLC/Endo Finco Inc.
5.88%, 01/15/23 (Call 07/15/17)[a,b]	16,135	16,034,156
Endo Ltd./Endo Finance LLC/Endo Finco Inc.
6.00%, 07/15/23 (Call 07/15/18)[a,b]	31,845	32,123,644
6.00%, 02/01/25 (Call 02/01/20)[a,b]	23,510	23,392,450
Grifols Worldwide Operations Ltd.
5.25%, 04/01/22 (Call 04/01/17)	20,485	21,176,369
NBTY Inc.
9.00%, 10/01/18 (Call 03/31/16)[b]	11,875	12,171,875
Valeant Pharmaceuticals International Inc.
5.38%, 03/15/20 (Call 03/15/17)[a]	40,760	37,091,600

SCHEDULES OF INVESTMENTS	129

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
5.50%, 03/01/23 (Call 03/01/18)[a]	$19,310	$16,196,263
5.63%, 12/01/21 (Call 12/01/16)[a,b]	18,995	16,299,989
5.88%, 05/15/23 (Call 05/15/18)[a,b]	66,367	56,121,594
6.13%, 04/15/25 (Call 04/15/20)[a]	66,255	55,819,837
6.38%, 10/15/20 (Call 10/15/16)[a]	45,975	42,297,000
6.75%, 08/15/18 (Call 03/31/16)[a,b]	28,908	27,942,210
6.75%, 08/15/21 (Call 03/31/16)[a,b]	12,070	11,044,050
7.00%, 10/01/20 (Call 03/31/16)[a,b]	13,038	12,415,436
7.25%, 07/15/22 (Call 07/15/16)[a]	9,950	9,138,744
7.50%, 07/15/21 (Call 07/15/16)[a]	34,907	33,096,199

		445,932,717
PIPELINES — 3.16%
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
6.00%, 12/15/20 (Call 12/15/16)[b]	9,865	7,176,788
6.13%, 03/01/22 (Call 11/01/16)[b]	13,119	9,314,490
6.25%, 04/01/23 (Call 04/01/18)[a,b]	13,300	9,609,250
DCP Midstream LLC
5.85%, 05/21/43 (Call 05/21/23)[a,c]	10,011	5,280,803
DCP Midstream Operating LP
2.50%, 12/01/17 (Call 11/01/17)[b]	8,100	7,397,036
3.88%, 03/15/23 (Call 12/15/22)	10,225	7,528,156
Energy Transfer Equity LP
5.50%, 06/01/27 (Call 03/01/27)[b]	20,790	15,696,450

Security	Principal (000s)	Value
5.88%, 01/15/24 (Call 10/15/23)[b]	$22,775	$18,860,433
7.50%, 10/15/20	23,680	21,667,200
Genesis Energy LP/Genesis Energy Finance Corp.
6.00%, 05/15/23 (Call 05/15/18)[b]	7,385	5,683,373
6.75%, 08/01/22 (Call 08/01/18)	16,820	13,960,600
MPLX LP
4.88%, 12/01/24 (Call 09/01/24)[a]	489	399,496
NGPL PipeCo LLC
7.12%, 12/15/17[a]	24,940	23,230,064
9.63%, 06/01/19 (Call 03/31/16)[a,b]	12,175	11,444,500
NuStar Logistics LP
4.80%, 09/01/20	7,518	6,136,568
ONEOK Inc.
4.25%, 02/01/22 (Call 11/02/21)	9,388	7,111,410
7.50%, 09/01/23 (Call 06/01/23)	11,075	9,607,562
Rockies Express Pipeline LLC
5.63%, 04/15/20[a,b]	16,346	14,570,416
6.00%, 01/15/19[a,b]	8,575	7,974,750
6.85%, 07/15/18[a,b]	13,295	12,845,606
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (Call 11/01/20)[b]	39,115	37,067,216
5.63%, 04/15/23 (Call 01/15/23)[b]	31,391	29,036,675
5.63%, 03/01/25 (Call 12/01/24)[b]	41,070	37,271,025
5.75%, 05/15/24 (Call 02/15/24)[b]	41,902	39,204,349
6.25%, 03/15/22 (Call 12/15/21)[b]	20,250	19,338,750
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.13%, 11/15/19 (Call 11/15/16)	18,100	15,973,250

130	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
4.25%, 11/15/23 (Call 05/15/18)	$11,200	$8,293,600
5.00%, 01/15/18 (Call 10/15/17)[b]	22,291	21,357,453
5.25%, 05/01/23 (Call 11/01/17)[b]	10,975	8,661,105
6.75%, 03/15/24 (Call 09/15/19)[a,b]	12,550	10,345,843
6.88%, 02/01/21 (Call 03/31/16)	9,261	8,068,646
Tesoro Logistics LP/Tesoro Logistics Finance Corp.
5.50%, 10/15/19 (Call 09/15/19)[a,b]	8,197	7,807,642
5.88%, 10/01/20 (Call 10/01/16)	9,015	8,474,100
6.13%, 10/15/21 (Call 10/15/16)[b]	9,600	8,928,000
6.25%, 10/15/22 (Call 10/15/18)[a,b]	16,580	15,253,600

		490,576,205
REAL ESTATE — 0.07%
Realogy Group LLC/Realogy Co-Issuer Corp.
4.50%, 04/15/19[a,b]	8,450	8,650,687
5.25%, 12/01/21 (Call 12/01/17)[a]	2,355	2,393,269

		11,043,956
REAL ESTATE INVESTMENT TRUSTS — 0.90%
Communications Sales & Leasing Inc./CSL Capital LLC
6.00%, 04/15/23 (Call 04/15/18)[a,b]	7,011	6,695,505
8.25%, 10/15/23 (Call 04/15/19)[b]	22,800	20,292,000
Crown Castle International Corp.
5.25%, 01/15/23	969	1,025,929
Equinix Inc.
5.88%, 01/15/26 (Call 01/15/21)[b]	23,175	24,217,875

Security	Principal (000s)	Value
Iron Mountain Inc.
6.00%, 10/01/20 (Call 10/01/17)[a]	$18,975	$20,113,500
iStar Inc.
4.00%, 11/01/17 (Call 08/01/17)[b]	12,600	11,907,000
5.00%, 07/01/19 (Call 07/01/16)[b]	15,025	14,010,812
MPT Operating Partnership LP/MPT Finance Corp.
6.38%, 03/01/24 (Call 03/01/19)	2,235	2,280,560
6.88%, 05/01/21 (Call 05/01/16)	7,925	8,243,981
Vereit Operating Partnership LP
2.00%, 02/06/17	9,400	9,226,100
3.00%, 02/06/19 (Call 01/06/19)[b]	12,750	12,112,500
4.60%, 02/06/24 (Call 11/06/23)	10,300	9,862,250

		139,988,012
RETAIL — 3.38%
1011778 BC ULC/New Red Finance Inc.
4.63%, 01/15/22 (Call 10/01/17)[a]	26,644	27,076,965
6.00%, 04/01/22 (Call 10/01/17)[a,b]	44,852	46,758,210
AmeriGas Finance LLC/AmeriGas Finance Corp.
6.75%, 05/20/20 (Call 05/20/16)[b]	12,775	12,966,625
7.00%, 05/20/22 (Call 05/20/17)[b]	19,317	19,824,071
AmeriGas Partners LP/AmeriGas Finance Corp.
6.25%, 08/20/19 (Call 03/31/16)[b]	7,480	7,454,624
Claire’s Stores Inc.
8.88%, 03/15/19 (Call 03/31/16)[b]	6,930	1,022,175
9.00%, 03/15/19 (Call 03/31/16)[a]	16,125	9,288,000

SCHEDULES OF INVESTMENTS	131

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
Dollar Tree Inc.
5.25%, 03/01/20 (Call 03/01/17)[a]	$13,357	$14,024,850
5.75%, 03/01/23 (Call 03/01/18)[a,b]	50,830	53,997,726
Ferrellgas LP/Ferrellgas Finance Corp.
6.50%, 05/01/21 (Call 05/01/16)[b]	8,325	6,327,000
6.75%, 01/15/22 (Call 11/15/16)[b]	8,050	5,826,188
6.75%, 06/15/23 (Call 06/15/19)[a]	12,595	9,320,300
JC Penney Corp. Inc.
5.65%, 06/01/20[b]	8,077	7,471,225
8.13%, 10/01/19[b]	9,615	9,735,187
L Brands Inc.
5.63%, 02/15/22[b]	19,847	21,295,831
5.63%, 10/15/23	10,400	11,060,041
6.63%, 04/01/21	23,702	26,398,102
6.90%, 07/15/17	10,262	10,981,366
7.00%, 05/01/20	8,360	9,535,347
8.50%, 06/15/19[b]	10,150	11,856,534
Michaels Stores Inc.
5.88%, 12/15/20 (Call 12/15/16)[a,b]	8,575	8,838,846
Neiman Marcus Group Ltd. LLC
8.00%, 10/15/21 (Call 10/15/16)[a,b]	18,500	12,903,750
QVC Inc.
3.13%, 04/01/19	7,080	7,041,077
4.38%, 03/15/23	15,651	15,034,718
4.45%, 02/15/25 (Call 11/15/24)[b]	12,086	11,284,695
4.85%, 04/01/24	11,340	10,939,527
5.13%, 07/02/22	9,015	9,159,632
Rite Aid Corp.
6.13%, 04/01/23 (Call 04/01/18)[a,b]	35,570	38,052,786
6.75%, 06/15/21 (Call 06/15/16)[b]	14,366	15,197,737
9.25%, 03/15/20 (Call 03/31/16)[b]	12,958	13,657,306

Security	Principal (000s)	Value
Sally Holdings LLC/Sally Capital Inc.
5.63%, 12/01/25 (Call 12/01/20)[b]	$14,545	$15,163,162
5.75%, 06/01/22 (Call 06/01/17)[b]	16,218	17,045,595
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.50%, 06/01/24 (Call 06/01/19)[b]	10,550	9,030,800
Toys R Us Inc.
10.38%, 08/15/17 (Call 03/31/16)[b]	7,740	6,493,783
Toys R Us Property Co. II LLC
8.50%, 12/01/17 (Call 03/31/16)	14,375	13,422,656

		525,486,437
SEMICONDUCTORS — 1.44%
Advanced Micro Devices Inc.
6.75%, 03/01/19	13,850	10,145,125
7.00%, 07/01/24 (Call 07/01/19)	9,831	6,193,530
7.50%, 08/15/22	8,100	5,265,000
7.75%, 08/01/20 (Call 03/31/16)[b]	10,935	7,435,800
Micron Technology Inc.
5.25%, 08/01/23 (Call 02/01/18)[a,b]	21,320	18,228,600
5.25%, 01/15/24 (Call 05/01/18)[a,b]	10,700	9,041,500
5.50%, 02/01/25 (Call 08/01/19)[b]	22,720	19,084,800
5.63%, 01/15/26 (Call 05/01/20)[a]	8,550	6,925,500
5.88%, 02/15/22 (Call 02/15/17)[b]	13,965	12,760,519
NXP BV/NXP Funding LLC
3.50%, 09/15/16[a,b]	2,750	2,760,313
3.75%, 06/01/18[a]	13,716	13,853,160
4.13%, 06/15/20[a,b]	13,270	13,386,112
4.63%, 06/15/22[a,b]	7,800	7,741,500
5.75%, 02/15/21 (Call 02/15/17)[a,b]	10,075	10,478,000

132	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
5.75%, 03/15/23 (Call 03/15/18)[a,b]	$9,750	$10,091,250
Qorvo Inc.
6.75%, 12/01/23 (Call 12/01/18)[a,b]	9,650	9,794,750
7.00%, 12/01/25 (Call 12/01/20)[a,b]	11,200	11,396,000
Sensata Technologies BV
4.88%, 10/15/23[a,b]	9,808	9,685,400
5.00%, 10/01/25[a,b]	13,500	13,263,750
5.63%, 11/01/24[a,b]	7,930	8,167,900
Sensata Technologies UK Financing Co. PLC
6.25%, 02/15/26 (Call 02/15/21)[a,b]	17,350	18,347,625

		224,046,134
SHIPBUILDING — 0.14%
Huntington Ingalls Industries Inc.
5.00%, 12/15/21 (Call 12/15/17)[a,b]	9,966	10,489,215
5.00%, 11/15/25 (Call 11/15/20)[a,b]	11,380	11,941,831

		22,431,046
SOFTWARE — 2.70%
Activision Blizzard Inc.
5.63%, 09/15/21 (Call 09/15/16)[a,b]	26,750	28,120,938
6.13%, 09/15/23 (Call 09/15/18)[a,b]	17,075	18,248,906
Audatex North America Inc.
6.00%, 06/15/21 (Call 06/15/17)[a]	32,661	32,865,131
6.13%, 11/01/23 (Call 11/01/18)[a]	27,583	27,760,320
BMC Software Finance Inc.
8.13%, 07/15/21 (Call 07/15/16)[a]	31,945	20,285,075
First Data Corp.
5.00%, 01/15/24 (Call 01/15/19)[a,b]	19,430	19,733,691
5.38%, 08/15/23 (Call 08/15/18)[a,b]	25,890	26,847,930

Security	Principal (000s)	Value
5.75%, 01/15/24 (Call 01/15/19)[a,b]	$46,590	$46,881,188
6.75%, 11/01/20 (Call 03/31/16)[a,b]	23,152	24,436,936
7.00%, 12/01/23 (Call 12/01/18)[a,b]	67,900	67,900,000
Infor U.S. Inc.
5.75%, 08/15/20 (Call 08/15/17)[a,b]	12,240	12,331,800
6.50%, 05/15/22 (Call 05/15/18)[a,b]	33,160	28,766,300
MSCI Inc.
5.25%, 11/15/24 (Call 11/15/19)[a,b]	17,525	18,598,406
5.75%, 08/15/25 (Call 08/15/20)[a]	15,435	16,592,625
Nuance Communications Inc.
5.38%, 08/15/20 (Call 08/15/16)[a,b]	21,315	21,741,300
Solera LLC/Solera Finance Inc.
10.50%, 03/01/24	9,180	8,721,000

		419,831,546
STORAGE & WAREHOUSING — 0.12%
Algeco Scotsman Global Finance PLC
8.50%, 10/15/18 (Call 03/31/16)[a,b]	19,150	14,735,818
10.75%, 10/15/19 (Call 10/15/16)[a]	12,550	3,364,968

		18,100,786
TELECOMMUNICATIONS — 13.99%
Altice Financing SA
6.50%, 01/15/22 (Call 12/15/16)[a]	16,649	16,773,868
6.63%, 02/15/23 (Call 02/15/18)[a]	42,386	41,856,175
7.88%, 12/15/19 (Call 03/31/16)[a,b]	10,000	10,410,426
Altice Finco SA
8.13%, 01/15/24 (Call 12/15/18)[a,b]	9,550	9,237,238
9.88%, 12/15/20 (Call 12/15/16)[a]	8,950	9,531,750

SCHEDULES OF INVESTMENTS	133

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
Altice Luxembourg SA
7.63%, 02/15/25 (Call 02/15/20)[a,b]	$28,860	$26,406,900
7.75%, 05/15/22 (Call 05/15/17)[a,b]	56,925	54,790,312
Avaya Inc.
7.00%, 04/01/19 (Call 03/31/16)[a,b]	20,516	12,610,929
10.50%, 03/01/21 (Call 03/01/17)[a,b]	21,695	5,694,938
CenturyLink Inc.
5.63%, 04/01/25 (Call 01/01/25)	9,500	8,326,750
5.80%, 03/15/22[b]	28,539	27,718,504
6.00%, 04/01/17[b]	7,100	7,418,790
6.45%, 06/15/21[b]	24,725	25,111,204
Series V
5.63%, 04/01/20[b]	22,305	22,519,574
Series W
6.75%, 12/01/23[b]	15,350	15,004,625
CommScope Inc.
4.38%, 06/15/20 (Call 06/15/17)[a,b]	9,786	10,030,650
5.00%, 06/15/21 (Call 06/15/17)[a,b]	12,825	12,632,625
5.50%, 06/15/24 (Call 06/15/19)[a]	12,460	12,086,200
CommScope Technologies Finance LLC
6.00%, 06/15/25 (Call 06/15/20)[a,b]	28,540	28,254,600
Frontier Communications Corp.
6.25%, 09/15/21 (Call 06/15/21)[b]	18,022	15,971,998
6.88%, 01/15/25 (Call 10/15/24)	16,345	13,688,938
7.13%, 03/15/19[b]	8,200	8,251,988
7.13%, 01/15/23	15,890	13,819,374
7.63%, 04/15/24	14,650	12,818,750
8.13%, 10/01/18[b]	14,825	15,453,580
8.25%, 04/15/17[b]	9,570	10,072,425
8.50%, 04/15/20	20,162	20,580,361
8.75%, 04/15/22	9,520	8,883,350

Security	Principal (000s)	Value
8.88%, 09/15/20 (Call 06/15/20)[a,b]	$25,154	$25,826,419
9.25%, 07/01/21[b]	10,200	10,200,000
10.50%, 09/15/22 (Call 06/15/22)[a,b]	42,645	42,956,637
11.00%, 09/15/25 (Call 06/15/25)[a,b]	70,915	70,745,513
Hughes Satellite Systems Corp.
6.50%, 06/15/19	19,912	22,052,540
7.63%, 06/15/21	17,865	19,372,359
Inmarsat Finance PLC
4.88%, 05/15/22 (Call 05/15/17)[a,b]	20,425	20,016,500
Intelsat Jackson Holdings SA
5.50%, 08/01/23 (Call 08/01/18)[b]	40,816	26,110,093
6.63%, 12/15/22 (Call 12/15/17)[b]	23,856	11,848,481
7.25%, 04/01/19 (Call 03/31/16)[b]	30,068	22,840,519
7.25%, 10/15/20 (Call 03/31/16)[b]	44,799	30,351,322
7.50%, 04/01/21 (Call 04/01/16)[b]	26,295	18,159,090
Intelsat Luxembourg SA
6.75%, 06/01/18 (Call 06/01/16)[b]	9,350	5,633,375
7.75%, 06/01/21 (Call 06/01/17)	36,975	11,277,375
8.13%, 06/01/23 (Call 06/01/18)	16,655	5,079,775
Koninklijke KPN NV
7.00%, 03/28/73 (Call 03/28/23)[a,c]	11,410	11,422,551
Level 3 Communications Inc.
5.75%, 12/01/22 (Call 12/01/17)[b]	12,050	12,475,486
Level 3 Financing Inc.
5.13%, 05/01/23 (Call 05/01/18)[b]	12,590	12,841,800
5.38%, 08/15/22 (Call 08/15/17)[b]	21,109	21,689,497
5.38%, 01/15/24 (Call 01/15/19)[a,b]	21,200	21,677,000

134	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
5.38%, 05/01/25 (Call 05/01/20)[b]	$14,625	$14,844,375
5.63%, 02/01/23 (Call 02/01/18)[b]	11,980	12,354,375
6.13%, 01/15/21 (Call 11/15/16)	13,640	14,270,850
7.00%, 06/01/20 (Call 06/01/16)	11,950	12,502,688
Millicom International Cellular SA
6.63%, 10/15/21 (Call 10/15/17)[a]	4,460	4,192,400
Nokia OYJ
5.38%, 05/15/19[b]	18,800	19,939,265
Sable International Finance Ltd.
6.88%, 08/01/22 (Call 08/01/18)[a]	14,830	14,088,500
SBA Communications Corp.
5.63%, 10/01/19 (Call 10/01/16)[b]	8,150	8,496,375
SBA Telecommunications Inc.
5.75%, 07/15/20 (Call 07/15/16)[b]	16,307	16,907,290
SoftBank Group Corp.
4.50%, 04/15/20[a,b]	48,945	48,406,605
Sprint Communications Inc.
6.00%, 12/01/16	850	846,813
6.00%, 11/15/22	44,460	31,733,325
7.00%, 03/01/20[a,b]	22,518	22,179,406
7.00%, 08/15/20[b]	32,298	24,542,562
8.38%, 08/15/17	26,478	25,749,855
9.00%, 11/15/18[a]	61,947	64,307,181
9.13%, 03/01/17[b]	14,973	15,202,237
11.50%, 11/15/21	22,339	18,960,226
Sprint Corp.
7.13%, 06/15/24	50,425	35,864,781
7.25%, 09/15/21	43,607	32,923,285
7.63%, 02/15/25 (Call 11/15/24)	32,345	23,026,405
7.88%, 09/15/23	86,055	63,895,837
T-Mobile USA Inc.
5.25%, 09/01/18 (Call 03/11/16)[b]	9,150	9,365,025

Security	Principal (000s)	Value
6.00%, 03/01/23 (Call 09/01/18)[b]	$27,097	$28,020,685
6.13%, 01/15/22 (Call 01/15/18)	20,000	20,558,126
6.25%, 04/01/21 (Call 04/01/17)[b]	34,668	36,314,730
6.38%, 03/01/25 (Call 09/01/19)[b]	34,242	34,969,642
6.46%, 04/28/19 (Call 03/11/16)[b]	20,737	21,307,267
6.50%, 01/15/24 (Call 01/15/19)[b]	21,375	22,016,250
6.50%, 01/15/26 (Call 01/15/21)	39,695	40,290,425
6.54%, 04/28/20 (Call 04/28/16)[b]	25,484	26,439,650
6.63%, 11/15/20 (Call 03/11/16)[b]	22,020	22,900,800
6.63%, 04/28/21 (Call 04/28/17)[b]	25,174	26,569,989
6.63%, 04/01/23 (Call 04/01/18)[b]	36,328	38,012,809
6.73%, 04/28/22 (Call 04/28/17)[b]	24,929	26,140,549
6.84%, 04/28/23 (Call 04/28/18)	11,355	11,844,528
Telecom Italia Capital SA
7.00%, 06/04/18	11,540	12,402,957
7.18%, 06/18/19[b]	14,785	16,448,313
Telecom Italia SpA
5.30%, 05/30/24[a,b]	32,950	31,920,312
UPCB Finance IV Ltd.
5.38%, 01/15/25 (Call 01/15/20)[a,b]	24,532	24,286,680
UPCB Finance V Ltd.
7.25%, 11/15/21 (Call 11/15/16)[a]	12,029	12,711,940
UPCB Finance VI Ltd.
6.88%, 01/15/22 (Call 01/15/17)[a,b]	11,048	11,648,010
Virgin Media Finance PLC
5.75%, 01/15/25 (Call 01/15/20)[a,b]	7,605	7,509,938

SCHEDULES OF INVESTMENTS	135

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
6.00%, 10/15/24 (Call 10/15/19)[a]	$9,400	$9,461,100
6.38%, 04/15/23 (Call 04/15/18)[a,b]	10,250	10,685,625
Virgin Media Secured Finance PLC
5.25%, 01/15/21	8,000	8,420,000
5.25%, 01/15/26 (Call 01/15/20)[a,b]	19,507	19,551,866
5.38%, 04/15/21 (Call 04/15/17)[a,b]	12,822	13,303,136
5.50%, 01/15/25 (Call 01/15/19)[a,b]	9,850	9,925,268
West Corp.
5.38%, 07/15/22 (Call 07/15/17)[a,b]	21,522	19,208,385
Wind Acquisition Finance SA
4.75%, 07/15/20 (Call 07/15/16)[a,b]	39,825	38,331,562
6.50%, 04/30/20 (Call 04/30/16)[a,b]	12,242	12,401,316
7.38%, 04/23/21 (Call 04/23/17)[a,b]	55,025	50,347,875
Windstream Services LLC
6.38%, 08/01/23 (Call 02/01/18)[b]	14,300	10,467,457
7.50%, 06/01/22 (Call 06/01/17)[b]	9,100	7,052,500
7.50%, 04/01/23 (Call 04/01/16)[b]	12,900	9,746,079
7.75%, 10/15/20 (Call 03/31/16)[b]	13,480	11,133,806
7.75%, 10/01/21 (Call 10/01/16)[b]	19,550	15,818,795
7.88%, 11/01/17[b]	21,647	22,621,115

		2,173,922,300
TRANSPORTATION — 0.50%
CHC Helicopter SA
9.25%, 10/15/20 (Call 03/31/16)[b]	14,210	5,044,586
Florida East Coast Holdings Corp.
6.75%, 05/01/19 (Call 05/01/16)[a,b]	17,931	18,110,310

Security	Principal or Shares (000s)	Value
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc.
7.38%, 01/15/22 (Call 01/15/17)[a]	$11,850	$3,799,406
XPO Logistics Inc.
6.50%, 06/15/22 (Call 06/15/18)[a,b]	32,218	30,365,465
7.88%, 09/01/19 (Call 09/01/16)[a,b]	19,700	20,340,250

		77,660,017

TOTAL CORPORATE BONDS & NOTES
(Cost: $16,754,317,237)		15,102,511,620

SHORT-TERM INVESTMENTS — 27.41%

MONEY MARKET FUNDS — 27.41%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.50%[e,f,g]	3,799,592	3,799,592,031
BlackRock Cash Funds: Prime, SL Agency Shares
0.49%[e,f,g]	336,520	336,519,974
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[e,f]	124,421	124,421,145

		4,260,533,150

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,260,533,150)		4,260,533,150

TOTAL INVESTMENTS IN SECURITIES — 124.57%
(Cost: $21,014,850,387)		19,363,044,770
Other Assets, Less Liabilities — (24.57)%		(3,819,122,373)

NET ASSETS — 100.00%		$15,543,922,397

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Variable rate security. Rate shown is as of report date.
[d]	Issuer is in default of interest payments.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

136	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.42%

ADVERTISING — 0.24%
Omnicom Group Inc.
3.63%, 05/01/22[a]	$13,819	$13,959,824
3.65%, 11/01/24 (Call 08/01/24)	11,133	11,187,418
4.45%, 08/15/20	9,490	10,175,301
WPP Finance 2010
3.75%, 09/19/24[a]	12,325	12,244,967
4.75%, 11/21/21	10,660	11,580,542

		59,148,052
AEROSPACE & DEFENSE — 1.43%
Boeing Co. (The)
4.88%, 02/15/20	7,824	8,687,791
General Dynamics Corp.
2.25%, 11/15/22 (Call 08/15/22)	4,480	4,423,616
L-3 Communications Corp.
4.75%, 07/15/20	16,718	17,238,012
5.20%, 10/15/19	7,915	8,417,900
Lockheed Martin Corp.
2.50%, 11/23/20 (Call 10/23/20)[a]	18,130	18,458,305
2.90%, 03/01/25 (Call 12/01/24)[a]	4,190	4,165,064
3.35%, 09/15/21	16,444	17,246,421
3.55%, 01/15/26 (Call 10/15/25)[a]	20,460	21,493,662
3.80%, 03/01/45 (Call 09/01/44)[a]	7,673	7,186,424
4.07%, 12/15/42	16,044	15,561,684
4.25%, 11/15/19	6,443	6,952,908
4.70%, 05/15/46 (Call 11/15/45)	31,330	33,821,769
Northrop Grumman Corp.
3.25%, 08/01/23	9,583	9,855,196
4.75%, 06/01/43	14,498	15,572,038
Raytheon Co.
2.50%, 12/15/22 (Call 09/15/22)	7,924	8,016,338
3.13%, 10/15/20	16,042	16,867,046

Security	Principal (000s)	Value
United Technologies Corp.
3.10%, 06/01/22	$32,502	$33,880,657
4.15%, 05/15/45 (Call 11/16/44)	7,150	6,971,449
4.50%, 04/15/20[a]	17,800	19,497,036
4.50%, 06/01/42	43,887	45,057,905
5.70%, 04/15/40	6,869	8,189,450
6.13%, 02/01/19	16,038	17,970,154
6.13%, 07/15/38	9,991	12,343,881

		357,874,706
AGRICULTURE — 1.42%
Altria Group Inc.
2.63%, 01/14/20 (Call 12/14/19)[a]	7,575	7,708,452
2.85%, 08/09/22[a]	26,259	26,401,424
4.00%, 01/31/24[a]	13,257	14,243,160
4.25%, 08/09/42	15,977	15,238,043
4.75%, 05/05/21	20,319	22,480,328
5.38%, 01/31/44	19,677	22,143,390
9.25%, 08/06/19	13,828	16,934,415
Philip Morris International Inc.
1.88%, 01/15/19[a]	5,133	5,185,091
1.88%, 02/25/21 (Call 01/25/21)	5,000	4,973,541
2.50%, 08/22/22	9,020	9,091,321
2.75%, 02/25/26 (Call 11/25/25)	8,000	8,074,354
2.90%, 11/15/21[a]	17,716	18,378,368
3.25%, 11/10/24	12,300	12,864,500
3.88%, 08/21/42	10,586	10,136,052
4.13%, 03/04/43	7,649	7,546,659
4.25%, 11/10/44[a]	4,801	4,906,061
4.38%, 11/15/41	13,736	14,141,771
4.50%, 03/26/20[a]	9,614	10,602,973
4.88%, 11/15/43[a]	9,450	10,453,197
6.38%, 05/16/38	16,296	20,858,249
Reynolds American Inc.
3.25%, 06/12/20	4,446	4,613,130
4.00%, 06/12/22[a]	17,085	18,433,087
4.45%, 06/12/25 (Call 03/12/25)	22,540	24,501,870
5.70%, 08/15/35 (Call 02/15/35)	9,600	10,845,718

SCHEDULES OF INVESTMENTS	137

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
5.85%, 08/15/45 (Call 02/15/45)[a]	$29,100	$34,153,820
6.88%, 05/01/20	1,226	1,424,430
8.13%, 06/23/19 [a]	369	434,385

		356,767,789
APPAREL — 0.04%
NIKE Inc.
3.88%, 11/01/45 (Call 05/01/45)	8,700	8,858,727

		8,858,727
AUTO MANUFACTURERS — 1.60%
American Honda Finance Corp.
2.25%, 08/15/19[a]	14,128	14,310,767
2.45%, 09/24/20	5,900	5,977,504
Daimler Finance North America LLC
8.50%, 01/18/31	18,401	27,512,435
Ford Motor Co.
4.75%, 01/15/43[a]	25,743	23,780,212
7.45%, 07/16/31	20,844	25,532,187
Ford Motor Credit Co. LLC
3.16%, 08/04/20	8,350	8,315,871
3.20%, 01/15/21	4,700	4,667,594
3.22%, 01/09/22	9,100	8,852,004
4.13%, 08/04/25	25,500	25,383,136
4.39%, 01/08/26	7,700	7,807,515
General Motors Co.
4.88%, 10/02/23	21,250	21,497,562
5.00%, 04/01/35	5,535	4,833,937
5.20%, 04/01/45[a]	19,869	17,144,364
6.25%, 10/02/43	19,210	18,766,249
6.60%, 04/01/36 (Call 10/01/35)[a]	2,525	2,609,260
6.75%, 04/01/46 (Call 10/01/45)	9,805	10,310,806
General Motors Financial Co. Inc.
3.15%, 01/15/20 (Call 12/15/19)[a]	21,573	21,046,187
3.20%, 07/13/20 (Call 06/13/20)	16,378	15,875,195
3.45%, 04/10/22 (Call 02/10/22)	19,850	18,707,633
3.50%, 07/10/19	3,250	3,240,120

Security	Principal (000s)	Value
3.70%, 11/24/20 (Call 10/24/20)	$4,535	$4,450,150
4.00%, 01/15/25 (Call 10/15/24)	16,400	15,165,421
4.20%, 03/01/21 (Call 12/01/20)	8,000	8,027,298
4.30%, 07/13/25 (Call 04/13/25)[a]	2,100	1,987,587
4.38%, 09/25/21	15,500	15,494,420
5.25%, 03/01/26 (Call 12/01/25)	4,830	4,870,128
Toyota Motor Credit Corp.
2.10%, 01/17/19[a]	347	351,737
2.13%, 07/18/19[a]	14,850	15,011,045
2.15%, 03/12/20[a]	16,016	16,210,553
3.30%, 01/12/22	11,532	12,088,887
3.40%, 09/15/21	12,652	13,357,320
4.25%, 01/11/21	975	1,068,005
Series B
4.50%, 06/17/20	5,604	6,161,093

		400,414,182
BANKS — 25.65%
Abbey National Treasury Services PLC/United Kingdom
2.35%, 09/10/19	11,758	11,701,579
2.38%, 03/16/20[a]	18,767	18,566,505
4.00%, 03/13/24[a]	12,166	12,966,890
Australia & New Zealand Banking Group Ltd./New York NY
2.25%, 06/13/19	19,070	19,199,039
2.70%, 11/16/20[a]	9,000	9,134,361
3.70%, 11/16/25[a]	9,000	9,526,244
Banco Bilbao Vizcaya Argentaria SA
3.00%, 10/20/20[a]	19,500	19,170,645
Bank of America Corp.
2.63%, 10/19/20[a]	23,280	23,134,027
2.65%, 04/01/19	29,409	29,659,335
3.30%, 01/11/23	28,011	27,934,208
3.88%, 08/01/25[a]	47,589	48,948,004
4.00%, 04/01/24[a]	41,622	42,957,034

138	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
4.00%, 01/22/25	$39,950	$38,845,586
4.10%, 07/24/23	28,476	29,741,528
4.13%, 01/22/24	35,341	36,851,382
4.20%, 08/26/24	39,352	39,438,079
4.25%, 10/22/26	35,643	35,320,762
4.45%, 03/03/26	3,525	3,525,000
4.88%, 04/01/44[a]	14,167	14,743,498
5.00%, 05/13/21[a]	26,330	28,766,576
5.00%, 01/21/44	16,795	17,838,720
5.63%, 07/01/20	14,385	15,918,465
5.70%, 01/24/22	27,223	30,705,783
5.88%, 01/05/21[a]	16,670	18,810,011
5.88%, 02/07/42	19,115	21,934,222
6.11%, 01/29/37	25,602	27,833,368
7.63%, 06/01/19	34,640	40,005,875
7.75%, 05/14/38[a]	19,277	24,636,237
Series L
2.25%, 04/21/20[a]	31,495	30,954,927
3.95%, 04/21/25	23,894	23,115,271
Bank of America N.A.
6.00%, 10/15/36	9,815	11,636,028
Bank of Montreal
2.55%, 11/06/22 (Call 10/06/22)	16,293	16,194,771
Bank of New York Mellon Corp. (The)
2.20%, 05/15/19 (Call 04/15/19)	11,941	12,020,694
2.30%, 09/11/19 (Call 08/11/19)	5,618	5,682,735
2.45%, 11/27/20 (Call 10/27/20)	5,030	5,070,091
2.50%, 04/15/21 (Call 03/15/21)[a]	5,000	5,021,374
2.60%, 08/17/20 (Call 07/17/20)	21,421	21,775,149
3.00%, 02/24/25 (Call 01/24/25)[a]	9,710	9,739,069
3.55%, 09/23/21 (Call 08/23/21)	20,452	21,504,943
3.65%, 02/04/24 (Call 01/05/24)	7,826	8,215,204

Security	Principal (000s)	Value
Series G
2.15%, 02/24/20 (Call 01/24/20)[a]	$16,317	$16,349,867
Bank of Nova Scotia (The)
2.05%, 06/05/19	11,003	11,002,799
2.35%, 10/21/20[a]	16,750	16,760,420
2.80%, 07/21/21	18,301	18,672,241
4.38%, 01/13/21[a]	3,674	3,991,780
4.50%, 12/16/25	14,150	13,851,567
Barclays Bank PLC
2.50%, 02/20/19	366	366,912
5.14%, 10/14/20[a]	10,234	10,977,488
6.75%, 05/22/19	17,214	19,507,497
Barclays PLC
2.75%, 11/08/19	30,900	29,999,370
2.88%, 06/08/20	41,700	40,056,682
3.25%, 01/12/21	11,500	11,141,465
3.65%, 03/16/25	19,640	18,014,497
4.38%, 09/11/24[a]	21,335	19,529,263
4.38%, 01/12/26	5,720	5,502,042
5.25%, 08/17/45[a]	26,219	25,145,896
BB&T Corp.
2.45%, 01/15/20 (Call 12/15/19)	17,825	17,982,275
2.63%, 06/29/20 (Call 05/29/20)[a]	10,131	10,254,112
BNP Paribas SA
2.38%, 05/21/20	18,870	18,623,184
2.45%, 03/17/19	6,865	6,876,282
3.25%, 03/03/23[a]	16,334	16,723,982
4.25%, 10/15/24	18,305	17,805,264
5.00%, 01/15/21	24,143	26,880,420
BPCE SA
2.25%, 01/27/20[a]	15,500	15,380,118
2.50%, 07/15/19	7,750	7,801,534
4.00%, 04/15/24[a]	23,700	25,002,355
Branch Banking & Trust Co.
3.63%, 09/16/25 (Call 08/16/25)	8,670	8,949,066
3.80%, 10/30/26 (Call 09/30/26)	13,800	14,529,618
Capital One Financial Corp.
2.45%, 04/24/19 (Call 03/24/19)[a]	7,217	7,225,678

SCHEDULES OF INVESTMENTS	139

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
3.20%, 02/05/25 (Call 01/05/25)[a]	$13,200	$12,647,938
3.50%, 06/15/23	5,000	4,964,588
3.75%, 04/24/24 (Call 03/24/24)	12,725	12,730,289
4.20%, 10/29/25 (Call 09/29/25)	6,882	6,757,384
4.75%, 07/15/21	16,667	17,982,718
Capital One N.A./Mclean VA
2.40%, 09/05/19 (Call 08/05/19)	18,375	18,152,859
2.95%, 07/23/21 (Call 06/23/21)	13,140	13,019,810
Citigroup Inc.
2.40%, 02/18/20	32,712	32,377,160
2.50%, 07/29/19	26,324	26,325,622
2.55%, 04/08/19	21,660	21,755,538
2.65%, 10/26/20[a]	39,825	39,679,272
3.30%, 04/27/25	4,234	4,209,389
3.38%, 03/01/23	2,708	2,725,450
3.50%, 05/15/23[a]	17,775	17,459,689
3.70%, 01/12/26[a]	5,900	6,027,318
3.75%, 06/16/24[a]	16,956	17,375,425
3.88%, 10/25/23	30,286	31,543,656
3.88%, 03/26/25	13,444	12,879,083
4.00%, 08/05/24	17,388	17,555,339
4.05%, 07/30/22[a]	20,096	20,423,141
4.30%, 11/20/26	12,645	12,516,505
4.40%, 06/10/25[a]	35,694	35,596,505
4.45%, 09/29/27	44,870	44,145,726
4.50%, 01/14/22	18,829	20,246,859
4.65%, 07/30/45[a]	15,944	15,995,403
5.30%, 05/06/44	7,850	7,805,941
5.38%, 08/09/20[a]	7,250	8,047,204
5.50%, 09/13/25	21,439	22,974,086
5.88%, 01/30/42[a]	8,910	10,158,347
6.13%, 08/25/36	1,620	1,773,005
6.63%, 06/15/32	13,000	14,879,094
6.68%, 09/13/43[a]	10,803	12,573,303
8.13%, 07/15/39	21,858	31,289,749
Citizens Financial Group Inc.
4.30%, 12/03/25 (Call 11/03/25)	4,335	4,448,752

Security	Principal (000s)	Value
Commonwealth Bank of Australia/New York NY
2.25%, 03/13/19	$14,750	$14,834,354
2.30%, 09/06/19[a]	16,070	16,127,773
2.30%, 03/12/20[a]	14,609	14,589,228
2.40%, 11/02/20[a]	7,580	7,590,335
Cooperatieve Rabobank UA/NY
2.25%, 01/14/20	6,750	6,750,416
2.50%, 01/19/21[a]	9,900	9,933,429
3.38%, 05/21/25[a]	10,200	10,240,915
3.88%, 02/08/22	25,710	27,118,656
3.95%, 11/09/22	21,990	21,961,727
4.38%, 08/04/25[a]	14,250	14,297,655
4.50%, 01/11/21[a]	21,185	23,143,865
4.63%, 12/01/23	19,750	20,149,647
5.25%, 05/24/41[a]	17,958	20,698,132
5.25%, 08/04/45[a]	21,950	22,178,686
5.75%, 12/01/43	15,628	17,240,275
Credit Suisse AG/New York NY
2.30%, 05/28/19	25,990	25,794,249
3.00%, 10/29/21[a]	15,295	15,314,334
3.63%, 09/09/24	45,950	46,129,223
4.38%, 08/05/20[a]	20,930	22,205,439
5.30%, 08/13/19	6,552	7,126,293
5.40%, 01/14/20[a]	25,351	26,746,131
Deutsche Bank AG
2.95%, 08/20/20[a]	12,900	12,491,964
3.13%, 01/13/21	17,855	17,436,132
4.50%, 04/01/25[a]	4,930	4,222,121
Series 1254
4.10%, 01/13/26[a]	11,880	11,568,656
Deutsche Bank AG/London
2.50%, 02/13/19[a]	2,413	2,355,661
3.70%, 05/30/24[a]	22,740	21,826,134
Discover Bank/Greenwood DE
3.10%, 06/04/20 (Call 05/04/20)	18,180	18,134,570
3.20%, 08/09/21 (Call 07/09/21)	12,494	12,292,604
4.20%, 08/08/23	9,045	9,192,977
Fifth Third Bancorp.
2.88%, 07/27/20 (Call 06/27/20)	11,698	11,784,943

140	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
4.30%, 01/16/24 (Call 12/16/23)	$11,235	$11,579,993
8.25%, 03/01/38	9,348	13,314,666
Fifth Third Bank/Cincinnati OH
2.38%, 04/25/19 (Call 03/25/19)	13,850	13,907,446
2.88%, 10/01/21 (Call 09/01/21)	12,250	12,357,560
Goldman Sachs Group Inc. (The)
2.55%, 10/23/19	36,669	36,750,666
2.60%, 04/23/20 (Call 03/23/20)	4,877	4,862,947
2.63%, 01/31/19	721	726,547
2.75%, 09/15/20 (Call 08/15/20)[a]	32,600	32,591,997
2.88%, 02/25/21 (Call 01/25/21)	4,380	4,392,748
3.50%, 01/23/25 (Call 10/23/24)	31,551	31,246,381
3.63%, 01/22/23	11,782	12,001,875
3.75%, 05/22/25 (Call 02/22/25)[a]	22,573	22,914,426
3.75%, 02/25/26 (Call 11/25/25)	12,915	13,061,270
3.85%, 07/08/24 (Call 04/08/24)	38,673	39,547,880
4.00%, 03/03/24	33,044	34,230,815
4.25%, 10/21/25	28,210	28,072,809
4.75%, 10/21/45 (Call 04/21/45)[a]	18,430	18,737,025
4.80%, 07/08/44 (Call 01/08/44)[a]	12,481	12,560,349
5.15%, 05/22/45[a]	27,875	26,663,703
5.25%, 07/27/21	38,705	42,980,625
5.38%, 03/15/20	28,748	31,545,692
5.75%, 01/24/22	59,425	67,451,119
5.95%, 01/15/27	15,626	17,353,570
6.00%, 06/15/20[a]	28,446	32,003,736
6.13%, 02/15/33	28,671	33,545,939
6.25%, 02/01/41	37,216	44,615,471
6.45%, 05/01/36	19,156	20,891,518
6.75%, 10/01/37	60,715	69,428,434
7.50%, 02/15/19	15,179	17,313,120

Security	Principal (000s)	Value
HSBC Bank USA N.A./New York NY
4.88%, 08/24/20	$21,260	$22,593,678
5.63%, 08/15/35	8,493	9,096,771
5.88%, 11/01/34[a]	7,000	7,719,865
HSBC Holdings PLC
4.00%, 03/30/22	15,773	16,456,372
4.25%, 03/14/24[a]	5,100	5,005,143
4.25%, 08/18/25[a]	26,800	25,932,361
4.88%, 01/14/22	18,502	20,097,168
5.10%, 04/05/21	25,885	28,522,311
5.25%, 03/14/44[a]	21,359	20,325,113
6.10%, 01/14/42	6,668	8,237,313
6.50%, 05/02/36[a]	19,327	21,372,604
6.50%, 09/15/37	31,784	35,371,180
6.80%, 06/01/38	22,310	25,264,138
HSBC USA Inc.
2.25%, 06/23/19[a]	10,000	9,863,187
2.35%, 03/05/20	30,857	30,201,116
2.38%, 11/13/19	11,400	11,281,826
2.75%, 08/07/20[a]	7,900	7,830,373
3.50%, 06/23/24	11,300	11,347,104
5.00%, 09/27/20	9,090	9,772,849
Intesa Sanpaolo SpA
3.88%, 01/15/19[a]	400	406,106
5.25%, 01/12/24[a]	10,610	11,036,432
JPMorgan Chase & Co.
2.20%, 10/22/19	15,006	14,964,998
2.25%, 01/23/20 (Call 12/23/19)	42,358	42,227,720
2.35%, 01/28/19[a]	860	867,669
2.55%, 10/29/20 (Call 09/29/20)[a]	12,800	12,820,568
2.55%, 03/01/21 (Call 02/01/21)	7,000	6,996,343
2.75%, 06/23/20 (Call 05/23/20)[a]	21,359	21,632,015
3.13%, 01/23/25 (Call 10/23/24)[a]	31,672	31,600,624
3.20%, 01/25/23	29,493	29,746,534
3.25%, 09/23/22[a]	38,369	38,898,715
3.38%, 05/01/23[a]	26,718	26,249,585
3.63%, 05/13/24	19,509	20,058,467
3.88%, 02/01/24[a]	25,323	26,583,176

SCHEDULES OF INVESTMENTS	141

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
3.88%, 09/10/24	$22,555	$22,648,502
3.90%, 07/15/25 (Call 04/15/25)[a]	27,909	29,403,346
4.13%, 12/15/26	23,200	23,527,292
4.25%, 10/15/20	38,675	41,307,232
4.25%, 10/01/27	27,432	27,788,322
4.35%, 08/15/21[a]	37,737	40,648,172
4.40%, 07/22/20[a]	27,368	29,404,831
4.50%, 01/24/22	33,979	36,785,944
4.63%, 05/10/21[a]	29,887	32,565,739
4.85%, 02/01/44[a]	12,014	13,282,170
4.95%, 03/25/20[a]	24,888	27,121,905
4.95%, 06/01/45[a]	14,065	14,145,102
5.40%, 01/06/42[a]	22,600	25,801,656
5.50%, 10/15/40	12,561	14,493,654
5.60%, 07/15/41	21,081	24,719,237
5.63%, 08/16/43	7,168	7,819,905
6.30%, 04/23/19	29,942	33,591,008
6.40%, 05/15/38	17,578	22,188,068
KeyBank N.A./Cleveland OH
2.25%, 03/16/20	14,250	14,176,541
2.50%, 12/15/19	8,500	8,470,643
KeyCorp
2.90%, 09/15/20	7,000	7,009,421
5.10%, 03/24/21[a]	15,950	17,500,094
Lloyds Bank PLC
2.35%, 09/05/19[a]	6,576	6,579,642
2.40%, 03/17/20	23,300	23,221,654
2.70%, 08/17/20	6,250	6,275,931
3.50%, 05/14/25[a]	21,700	22,038,817
6.38%, 01/21/21	6,486	7,597,706
Lloyds Banking Group PLC
4.50%, 11/04/24[a]	28,200	27,887,482
4.58%, 12/10/25[b]	14,826	14,714,805
5.30%, 12/01/45[b]	3,000	2,907,439
Manufacturers & Traders Trust Co.
2.10%, 02/06/20 (Call 01/06/20)	12,900	12,715,536
2.30%, 01/30/19 (Call 12/30/18)	5,630	5,642,767
2.90%, 02/06/25 (Call 01/06/25)	13,600	13,287,317

Security	Principal (000s)	Value
Morgan Stanley
2.38%, 07/23/19[a]	$28,260	$28,150,306
2.65%, 01/27/20[a]	32,087	32,075,648
2.80%, 06/16/20[a]	29,645	29,789,765
3.70%, 10/23/24	37,550	38,054,492
3.75%, 02/25/23[a]	31,743	32,549,964
3.88%, 01/27/26	4,281	4,384,116
3.95%, 04/23/27[a]	25,290	24,432,123
4.00%, 07/23/25	35,150	36,286,456
4.10%, 05/22/23	29,749	30,343,977
4.30%, 01/27/45[a]	29,839	28,632,621
4.35%, 09/08/26	35,779	35,829,287
4.88%, 11/01/22	22,843	24,111,705
5.00%, 11/24/25	26,924	28,382,344
5.50%, 01/26/20	21,477	23,609,383
5.50%, 07/24/20	30,541	33,791,793
5.50%, 07/28/21	32,430	36,395,634
5.63%, 09/23/19	34,277	37,487,031
5.75%, 01/25/21	18,518	20,845,757
6.38%, 07/24/42	26,263	32,738,258
7.25%, 04/01/32	6,732	8,913,645
7.30%, 05/13/19	33,130	37,857,038
Series F
3.88%, 04/29/24[a]	38,282	39,516,625
National Australia Bank Ltd./New York
2.63%, 07/23/20[a]	14,600	14,791,549
2.63%, 01/14/21	6,750	6,822,665
3.00%, 01/20/23[a]	13,539	13,719,478
3.38%, 01/14/26[a]	500	515,386
Northern Trust Corp.
3.95%, 10/30/25[a]	11,650	12,462,876
PNC Bank N.A.
2.20%, 01/28/19 (Call 12/29/18)[a,c]	6,275	6,315,815
2.25%, 07/02/19 (Call 06/02/19)[a,c]	7,750	7,808,335
2.40%, 10/18/19 (Call 09/18/19)[c]	12,750	12,900,191
2.45%, 11/05/20 (Call 10/06/20)[a,c]	2,400	2,424,218
2.60%, 07/21/20 (Call 06/21/20)[a,c]	11,000	11,174,466

142	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
2.70%, 11/01/22 (Call 10/01/22)[c]	$9,587	$9,419,403
2.95%, 01/30/23 (Call 12/30/22)[c]	7,300	7,301,418
2.95%, 02/23/25 (Call 01/24/25)[a,c]	17,300	17,177,729
3.80%, 07/25/23 (Call 06/25/23)[c]	15,653	16,476,149
PNC Financial Services Group Inc. (The)
3.90%, 04/29/24 (Call 03/29/24)[c]	12,540	12,946,641
PNC Funding Corp.
3.30%, 03/08/22 (Call 02/06/22)[a,c]	9,569	9,922,566
4.38%, 08/11/20[c]	10,724	11,629,478
5.13%, 02/08/20[c]	3,965	4,366,776
Royal Bank of Canada
2.15%, 03/15/19[a]	13,114	13,192,079
2.15%, 03/06/20	11,000	11,028,447
2.35%, 10/30/20[a]	30,250	30,468,472
2.50%, 01/19/21	12,260	12,389,486
4.65%, 01/27/26	6,000	6,001,462
Royal Bank of Scotland Group PLC
6.40%, 10/21/19	22,812	24,581,461
Santander Holdings USA Inc.
2.65%, 04/17/20 (Call 03/17/20)[a]	16,275	15,735,817
4.50%, 07/17/25 (Call 04/17/25)	16,195	15,881,573
Santander UK Group Holdings PLC
2.88%, 10/16/20	12,225	12,034,568
3.13%, 01/08/21	8,990	8,929,025
State Street Corp.
2.55%, 08/18/20[a]	6,430	6,514,069
3.10%, 05/15/23[a]	22,013	22,105,835
3.30%, 12/16/24	11,615	11,973,467
3.55%, 08/18/25	8,461	8,993,642
3.70%, 11/20/23	9,565	10,126,256
4.38%, 03/07/21	12,465	13,622,228
Sumitomo Mitsui Banking Corp.
2.25%, 07/11/19	11,000	11,005,567

Security	Principal (000s)	Value
2.45%, 01/10/19[a]	$8,085	$8,160,225
2.45%, 01/16/20[a]	24,900	24,944,150
2.65%, 07/23/20	10,500	10,588,172
3.20%, 07/18/22	7,449	7,589,551
Svenska Handelsbanken AB
2.25%, 06/17/19[a]	10,102	10,159,993
2.40%, 10/01/20[a]	21,750	21,833,479
2.50%, 01/25/19[a]	2,875	2,918,338
Toronto-Dominion Bank (The)
2.13%, 07/02/19[a]	10,955	11,059,794
2.25%, 11/05/19	25,530	25,754,084
2.50%, 12/14/20[a]	20,525	20,735,589
U.S. Bancorp.
2.20%, 04/25/19 (Call 03/25/19)	16,654	16,873,357
2.95%, 07/15/22 (Call 06/15/22)	17,547	17,742,972
3.00%, 03/15/22 (Call 02/15/22)	11,114	11,513,207
3.70%, 01/30/24 (Call 12/29/23)	16,950	18,236,274
4.13%, 05/24/21 (Call 04/23/21)	12,719	13,901,223
Series F
3.60%, 09/11/24 (Call 08/11/24)[a]	15,010	15,542,962
U.S. Bank N.A./Cincinnati OH
2.13%, 10/28/19 (Call 09/28/19)	19,085	19,232,869
2.80%, 01/27/25 (Call 12/27/24)	6,950	6,983,184
UBS AG/Stamford CT
2.35%, 03/26/20[a]	19,930	19,917,516
2.38%, 08/14/19[a]	32,706	32,754,631
4.88%, 08/04/20[a]	9,225	10,177,891
Wachovia Corp.
5.50%, 08/01/35	9,017	9,931,804
Wells Fargo & Co.
2.13%, 04/22/19	21,925	22,089,716
2.55%, 12/07/20[a]	22,250	22,418,206
2.60%, 07/22/20[a]	37,860	38,338,486
3.00%, 01/22/21	13,339	13,716,128
3.00%, 02/19/25[a]	25,135	25,112,042
3.30%, 09/09/24[a]	27,761	28,313,921

SCHEDULES OF INVESTMENTS	143

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
3.50%, 03/08/22[a]	$32,677	$34,222,312
3.55%, 09/29/25[a]	31,250	32,492,241
3.90%, 05/01/45[a]	31,955	30,865,124
4.10%, 06/03/26[a]	30,674	31,492,527
4.13%, 08/15/23	23,044	24,389,502
4.30%, 07/22/27	32,540	33,744,214
4.60%, 04/01/21[a]	28,240	31,075,474
4.65%, 11/04/44	15,210	14,907,797
4.90%, 11/17/45[a]	17,815	18,050,812
5.38%, 02/07/35	4,074	4,708,363
5.38%, 11/02/43	26,200	27,995,939
5.61%, 01/15/44	29,835	32,934,257
Series M
3.45%, 02/13/23	24,666	25,018,117
Series N
2.15%, 01/30/20	19,679	19,601,410
Wells Fargo Bank N.A.
5.85%, 02/01/37	10,850	13,067,012
6.60%, 01/15/38	18,684	24,417,998
Westpac Banking Corp.
2.25%, 01/17/19[a]	2,243	2,260,943
2.30%, 05/26/20[a]	12,325	12,386,626
2.60%, 11/23/20[a]	21,500	21,741,525
4.88%, 11/19/19[a]	20,507	22,375,951

		6,429,687,664
BEVERAGES — 4.14%
Anheuser-Busch InBev Finance Inc.
2.15%, 02/01/19[a]	13,121	13,303,440
2.63%, 01/17/23[a]	13,248	13,101,347
2.65%, 02/01/21 (Call 01/01/21)	65,825	66,941,642
3.30%, 02/01/23 (Call 12/01/22)	59,350	60,999,633
3.65%, 02/01/26 (Call 11/01/25)	121,500	125,318,696
3.70%, 02/01/24[a]	26,146	27,664,212
4.00%, 01/17/43[a]	10,767	10,102,690
4.63%, 02/01/44[a]	12,725	13,150,177
4.70%, 02/01/36 (Call 08/01/35)	70,848	74,313,714
4.90%, 02/01/46 (Call 08/01/45)[a]	111,365	119,405,553

Security	Principal (000s)	Value
Anheuser-Busch InBev Worldwide Inc.
2.50%, 07/15/22[a]	$51,268	$50,748,137
3.75%, 07/15/42	7,141	6,459,931
5.00%, 04/15/20	12,712	13,992,664
5.38%, 01/15/20[a]	23,947	26,682,813
6.88%, 11/15/19	20,277	23,703,835
7.75%, 01/15/19[a]	11,803	13,683,347
8.20%, 01/15/39	15,162	22,231,552
Bottling Group LLC
5.13%, 01/15/19	1,332	1,463,965
Coca-Cola Co. (The)
1.88%, 10/27/20	20,670	20,872,275
2.45%, 11/01/20[a]	17,009	17,554,395
2.50%, 04/01/23[a]	5,971	6,067,822
2.88%, 10/27/25[a]	19,560	19,999,292
3.15%, 11/15/20[a]	15,006	15,952,775
3.20%, 11/01/23[a]	21,075	22,438,529
3.30%, 09/01/21[a]	13,238	14,139,649
Diageo Capital PLC
2.63%, 04/29/23 (Call 01/29/23)	15,314	15,372,221
Diageo Investment Corp.
2.88%, 05/11/22	14,584	14,838,656
Pepsi Bottling Group Inc. (The) Series B
7.00%, 03/01/29	11,865	16,272,424
PepsiCo Inc.
1.85%, 04/30/20 (Call 03/30/20)[a]	16,350	16,426,876
2.15%, 10/14/20 (Call 09/14/20)	12,285	12,468,726
2.75%, 03/05/22	15,188	15,687,517
2.75%, 03/01/23	13,713	14,044,966
2.75%, 04/30/25 (Call 01/30/25)	11,909	12,076,789
2.85%, 02/24/26 (Call 11/24/25)	8,735	8,868,139
3.00%, 08/25/21	8,446	8,847,306
3.10%, 07/17/22 (Call 05/17/22)	13,000	13,639,723
3.13%, 11/01/20	16,579	17,449,834
3.50%, 07/17/25 (Call 04/17/25)[a]	550	587,626

144	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
3.60%, 03/01/24 (Call 12/01/23)[a]	$10,380	$11,216,160
4.00%, 03/05/42	5,814	5,728,631
4.45%, 04/14/46 (Call 10/14/45)	17,320	18,632,574
4.50%, 01/15/20	13,950	15,375,460
4.88%, 11/01/40	7,786	8,671,845
5.50%, 01/15/40	9,496	11,267,261

		1,037,764,819
BIOTECHNOLOGY — 2.56%
Amgen Inc.
2.13%, 05/01/20 (Call 04/01/20)[a]	10,678	10,626,931
2.20%, 05/22/19 (Call 04/22/19)	14,815	15,003,971
3.13%, 05/01/25 (Call 02/01/25)[a]	16,050	15,906,032
3.45%, 10/01/20[a]	10,810	11,262,326
3.63%, 05/15/22 (Call 02/15/22)	2,486	2,571,490
3.63%, 05/22/24 (Call 02/22/24)	16,950	17,482,983
3.88%, 11/15/21 (Call 08/15/21)[a]	31,023	33,009,620
4.10%, 06/15/21 (Call 03/15/21)	12,491	13,375,929
4.40%, 05/01/45 (Call 11/01/44)[a]	17,324	16,560,190
5.15%, 11/15/41 (Call 05/15/41)	26,932	27,683,430
5.38%, 05/15/43 (Call 11/15/42)[a]	14,507	15,495,640
5.65%, 06/15/42 (Call 12/15/41)	11,708	12,903,768
5.70%, 02/01/19	3,374	3,738,495
6.38%, 06/01/37[a]	3,834	4,489,044
6.40%, 02/01/39[a]	12,062	14,254,439
Biogen Inc.
2.90%, 09/15/20	7,525	7,607,810
3.63%, 09/15/22[a]	20,500	21,160,836
4.05%, 09/15/25 (Call 06/15/25)[a]	22,200	22,905,474
5.20%, 09/15/45 (Call 03/15/45)	22,340	22,834,677

Security	Principal (000s)	Value
Celgene Corp.
2.88%, 08/15/20	$22,400	$22,733,708
3.25%, 08/15/22	4,976	4,995,135
3.55%, 08/15/22	13,650	14,051,419
3.63%, 05/15/24 (Call 02/15/24)	14,376	14,557,071
3.88%, 08/15/25 (Call 05/15/25)[a]	24,450	25,228,828
4.63%, 05/15/44 (Call 11/15/43)	15,020	14,416,103
5.00%, 08/15/45 (Call 02/15/45)[a]	23,450	24,010,931
Gilead Sciences Inc.
2.55%, 09/01/20	21,359	21,709,089
3.25%, 09/01/22 (Call 07/01/22)	11,700	12,141,075
3.50%, 02/01/25 (Call 11/01/24)	25,772	26,843,814
3.65%, 03/01/26 (Call 12/01/25)[a]	32,262	33,677,695
3.70%, 04/01/24 (Call 01/01/24)	18,550	19,535,591
4.40%, 12/01/21 (Call 09/01/21)	13,014	14,323,543
4.50%, 04/01/21 (Call 01/01/21)[a]	11,054	12,228,127
4.50%, 02/01/45 (Call 08/01/44)	18,343	18,564,380
4.60%, 09/01/35 (Call 03/01/35)	13,528	14,014,487
4.75%, 03/01/46 (Call 09/01/45)[a]	25,100	26,466,695
4.80%, 04/01/44 (Call 10/01/43)	17,345	18,051,852
5.65%, 12/01/41 (Call 06/01/41)	13,145	15,277,302

		641,699,930
CHEMICALS — 1.72%
CF Industries Inc.
3.45%, 06/01/23[a]	7,819	7,161,271
4.95%, 06/01/43	4,996	3,954,340
5.15%, 03/15/34	20,455	17,464,479
5.38%, 03/15/44[a]	9,913	8,417,426
7.13%, 05/01/20	4,810	5,419,191

SCHEDULES OF INVESTMENTS	145

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
Dow Chemical Co. (The)
3.00%, 11/15/22 (Call 08/15/22)	$20,922	$20,926,235
3.50%, 10/01/24 (Call 07/01/24)[a]	11,114	11,122,315
4.13%, 11/15/21 (Call 08/15/21)	15,548	16,427,163
4.25%, 11/15/20 (Call 08/15/20)	16,470	17,440,291
4.38%, 11/15/42 (Call 05/15/42)	11,965	10,642,401
5.25%, 11/15/41 (Call 05/15/41)	8,015	7,914,951
7.38%, 11/01/29	10,977	13,842,573
8.55%, 05/15/19[a]	17,112	20,110,440
9.40%, 05/15/39	11,976	16,990,178
Eastman Chemical Co.
2.70%, 01/15/20 (Call 12/15/19)	8,203	8,134,115
3.60%, 08/15/22 (Call 05/15/22)	14,376	14,330,179
3.80%, 03/15/25 (Call 12/15/24)[a]	10,520	10,222,311
4.65%, 10/15/44 (Call 04/15/44)[a]	7,245	6,211,182
Ecolab Inc.
4.35%, 12/08/21	10,800	11,731,999
5.50%, 12/08/41[a]	10,708	11,958,181
EI du Pont de Nemours & Co.
2.80%, 02/15/23[a]	9,029	8,916,443
3.63%, 01/15/21[a]	15,313	16,077,845
4.15%, 02/15/43[a]	7,774	6,804,322
4.63%, 01/15/20[a]	13,623	14,799,921
LYB International Finance BV
4.00%, 07/15/23[a]	8,411	8,465,918
4.88%, 03/15/44 (Call 09/15/43)[a]	13,210	11,890,929
5.25%, 07/15/43	10,128	9,501,026
LyondellBasell Industries NV
4.63%, 02/26/55 (Call 08/26/54)[a]	11,985	9,843,772
5.00%, 04/15/19 (Call 01/15/19)	18,350	19,357,973

Security	Principal (000s)	Value
5.75%, 04/15/24 (Call 01/15/24)	$12,870	$14,406,763
6.00%, 11/15/21 (Call 08/17/21)	12,653	14,078,243
Monsanto Co.
3.38%, 07/15/24 (Call 04/15/24)[a]	12,309	12,158,068
4.40%, 07/15/44 (Call 01/15/44)[a]	11,000	9,536,730
4.70%, 07/15/64 (Call 01/15/64)	4,235	3,382,833
Mosaic Co. (The)
4.25%, 11/15/23 (Call 08/15/23)[a]	9,990	9,795,608
Potash Corp. of Saskatchewan Inc.
3.63%, 03/15/24 (Call 12/15/23)	12,792	12,566,481
Rohm & Haas Co.
7.85%, 07/15/29	7,306	9,439,032

		431,443,128
COMMERCIAL SERVICES — 0.32%
Automatic Data Processing Inc.
2.25%, 09/15/20 (Call 08/15/20)[a]	9,557	9,764,149
3.38%, 09/15/25 (Call 06/15/25)	15,368	16,310,716
McGraw Hill Financial Inc.
4.40%, 02/15/26 (Call 11/15/25)	7,250	7,615,849
Synchrony Financial
3.00%, 08/15/19 (Call 07/15/19)	17,346	17,314,845
3.75%, 08/15/21 (Call 06/15/21)	8,990	9,032,028
4.25%, 08/15/24 (Call 05/15/24)[a]	20,845	20,840,752

		80,878,339
COMPUTERS — 3.24%
Apple Inc.
1.55%, 02/07/20[a]	18,038	17,931,709
2.00%, 05/06/20[a]	11,824	11,966,819
2.10%, 05/06/19	20,995	21,412,754

146	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
2.15%, 02/09/22	$16,641	$16,571,719
2.25%, 02/23/21 (Call 01/23/21)	19,710	20,048,787
2.40%, 05/03/23[a]	67,620	66,957,892
2.50%, 02/09/25	32,013	31,378,112
2.70%, 05/13/22[a]	15,044	15,375,656
2.85%, 05/06/21[a]	42,121	43,886,219
2.85%, 02/23/23 (Call 12/23/22)	19,095	19,509,379
3.20%, 05/13/25[a]	29,807	30,760,368
3.25%, 02/23/26 (Call 11/23/25)	18,755	19,373,669
3.45%, 05/06/24	28,364	29,901,031
3.45%, 02/09/45	26,372	22,764,002
3.85%, 05/04/43	29,500	27,484,787
4.38%, 05/13/45[a]	16,615	16,767,929
4.45%, 05/06/44	12,412	12,656,516
4.50%, 02/23/36 (Call 08/23/35)	18,300	19,085,361
4.65%, 02/23/46 (Call 08/23/45)	30,225	31,638,732
EMC Corp./MA
2.65%, 06/01/20[a]	23,235	21,073,058
3.38%, 06/01/23 (Call 03/01/23)[a]	8,264	6,775,552
Hewlett Packard Enterprise Co.
3.60%, 10/15/20 (Call 09/15/20)[a,b]	31,855	31,692,600
4.40%, 10/15/22 (Call 08/15/22)[a,b]	8,900	8,689,654
4.90%, 10/15/25 (Call 07/15/25)[b]	29,200	27,720,083
6.20%, 10/15/35 (Call 04/15/35)[b]	12,200	10,528,036
6.35%, 10/15/45 (Call 04/15/45)[b]	23,400	19,901,546
HP Inc.
3.75%, 12/01/20[a]	2,297	2,338,262
4.30%, 06/01/21	14,447	14,599,566
4.38%, 09/15/21[a]	15,055	15,202,673
4.65%, 12/09/21[a]	18,068	18,414,302
6.00%, 09/15/41[a]	7,027	5,808,277
International Business Machines Corp.
1.63%, 05/15/20[a]	13,005	12,933,774

Security	Principal (000s)	Value
1.88%, 08/01/22[a]	$16,651	$16,006,380
1.95%, 02/12/19[a]	856	863,935
2.25%, 02/19/21	10,000	10,083,941
2.88%, 11/09/22	15,675	16,029,735
3.38%, 08/01/23	21,075	21,870,958
3.45%, 02/19/26	10,550	10,754,249
3.63%, 02/12/24[a]	15,795	16,593,602
4.00%, 06/20/42[a]	13,679	13,090,081
4.70%, 02/19/46	5,000	5,231,454
8.38%, 11/01/19[a]	6,537	8,052,065
Seagate HDD Cayman
4.75%, 06/01/23[a]	11,310	9,132,825
4.75%, 01/01/25	16,325	12,447,812

		811,305,861
COSMETICS & PERSONAL CARE — 0.24%
Procter & Gamble Co. (The)
2.30%, 02/06/22	19,463	19,765,973
3.10%, 08/15/23[a]	5,004	5,289,644
4.70%, 02/15/19	16,216	17,699,782
5.55%, 03/05/37	13,348	16,732,346

		59,487,745
DIVERSIFIED FINANCIAL SERVICES — 4.51%
American Express Co.
2.65%, 12/02/22	21,978	21,343,831
4.05%, 12/03/42[a]	15,894	15,167,806
American Express Credit Corp.
2.13%, 03/18/19	14,491	14,489,180
2.25%, 08/15/19[a]	13,115	13,118,577
2.38%, 05/26/20 (Call 04/25/20)	21,245	21,190,490
Series F
2.60%, 09/14/20 (Call 08/14/20)	10,529	10,573,715
Ameriprise Financial Inc.
4.00%, 10/15/23	17,473	18,562,726
5.30%, 03/15/20	3,270	3,641,575
BP Capital Markets PLC
2.52%, 01/15/20	11,380	11,197,238
Capital One Bank USA N.A.
2.25%, 02/13/19 (Call 01/13/19)	520	515,209
3.38%, 02/15/23[a]	30,240	29,574,599

SCHEDULES OF INVESTMENTS	147

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
CME Group Inc./IL
3.00%, 09/15/22	$5,098	$5,277,888
3.00%, 03/15/25 (Call 12/15/24)	14,769	14,798,067
5.30%, 09/15/43 (Call 03/15/43)	9,081	10,515,914
Ford Motor Credit Co. LLC
2.38%, 03/12/19[a]	19,400	19,082,038
2.60%, 11/04/19[a]	9,541	9,375,769
3.66%, 09/08/24[a]	16,300	15,826,086
4.25%, 09/20/22	16,695	17,070,796
4.38%, 08/06/23	13,287	13,601,959
5.75%, 02/01/21	12,070	13,197,561
5.88%, 08/02/21[a]	30,129	33,239,762
8.13%, 01/15/20	9,121	10,604,615
GE Capital International Funding Co.
2.34%, 11/15/20[a,b]	42,414	42,856,849
3.37%, 11/15/25[b]	25,481	26,636,419
4.42%, 11/15/35[b]	68,347	71,161,222
General Electric Co.
2.20%, 01/09/20 (Call 12/09/19)	10,089	10,277,248
2.30%, 01/14/19	550	565,244
3.10%, 01/09/23[a]	14,660	15,360,276
3.15%, 09/07/22[a]	11,735	12,305,693
3.45%, 05/15/24 (Call 02/13/24)[a]	1,140	1,214,144
4.38%, 09/16/20	10,736	11,865,835
4.63%, 01/07/21	16,486	18,344,948
4.65%, 10/17/21	31,035	35,160,582
5.30%, 02/11/21	23,553	26,955,224
5.50%, 01/08/20[a]	10,848	12,346,051
5.88%, 01/14/38	52,359	65,868,957
6.00%, 08/07/19	5,966	6,834,032
6.15%, 08/07/37	16,797	21,678,171
6.88%, 01/10/39	37,981	52,856,779
Series A
5.55%, 05/04/20[a]	938	1,073,905
6.75%, 03/15/32	46,346	61,396,020
HSBC Finance Corp.
6.68%, 01/15/21	42,418	47,196,426

Security	Principal (000s)	Value
Intercontinental Exchange Inc.
2.75%, 12/01/20 (Call 11/01/20)[a]	$8,730	$8,866,492
3.75%, 12/01/25 (Call 09/01/25)	19,075	19,734,240
4.00%, 10/15/23	6,725	7,062,703
Jefferies Group LLC
6.88%, 04/15/21	7,752	8,658,215
8.50%, 07/15/19[a]	8,391	9,483,836
Nomura Holdings Inc.
2.75%, 03/19/19[a]	8,930	8,983,428
6.70%, 03/04/20	17,383	19,940,264
Synchrony Financial
2.70%, 02/03/20 (Call 01/03/20)	4,985	4,887,539
4.50%, 07/23/25 (Call 04/24/25)	7,550	7,641,721
Visa Inc.
2.20%, 12/14/20 (Call 11/14/20)	36,515	37,220,945
2.80%, 12/14/22 (Call 10/14/22)	23,320	24,016,475
3.15%, 12/14/25 (Call 09/14/25)[a]	46,600	48,445,602
4.15%, 12/14/35 (Call 06/14/35)[a]	13,450	14,282,790
4.30%, 12/14/45 (Call 06/14/45)	44,040	47,283,665

		1,130,427,341
ELECTRIC — 1.08%
Berkshire Hathaway Energy Co.
4.50%, 02/01/45 (Call 08/01/44)	12,796	12,796,981
5.15%, 11/15/43 (Call 05/15/43)[a]	8,819	9,704,641
6.13%, 04/01/36	18,280	21,774,436
6.50%, 09/15/37	11,286	14,037,290
Consolidated Edison Co. of New York Inc.
4.45%, 03/15/44 (Call 09/15/43)	9,379	9,853,922
4.63%, 12/01/54 (Call 06/01/54)	8,165	8,374,129

148	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
Duke Energy Carolinas LLC
5.30%, 02/15/40	$7,767	$9,168,942
Duke Energy Corp.
3.75%, 04/15/24 (Call 01/15/24)[a]	6,426	6,614,394
Duke Energy Florida LLC
6.40%, 06/15/38	14,536	19,094,430
Exelon Corp.
2.85%, 06/15/20 (Call 05/15/20)	7,932	7,984,904
3.95%, 06/15/25 (Call 03/15/25)[a,b]	15,700	15,892,776
5.10%, 06/15/45 (Call 12/15/44)[b]	1,724	1,760,733
Exelon Generation Co. LLC
2.95%, 01/15/20 (Call 12/15/19)[a]	3,550	3,553,733
5.60%, 06/15/42 (Call 12/15/41)[a]	4,608	4,166,759
6.25%, 10/01/39[a]	11,895	11,820,436
Georgia Power Co.
4.30%, 03/15/42	10,277	10,083,509
NiSource Finance Corp.
4.80%, 02/15/44 (Call 08/15/43)	6,791	6,998,635
Oncor Electric Delivery Co. LLC
7.00%, 09/01/22	10,623	12,934,542
Pacific Gas & Electric Co.
3.50%, 10/01/20 (Call 07/01/20)	3,087	3,258,813
5.40%, 01/15/40	10,531	12,286,388
5.80%, 03/01/37	10,093	12,125,764
6.05%, 03/01/34	34,965	42,912,142
Southern California Edison Co.
4.65%, 10/01/43 (Call 04/01/43)	9,396	10,382,292
Virginia Electric & Power Co. Series A
3.15%, 01/15/26 (Call 10/15/25)	2,000	2,049,535

		269,630,126

Security	Principal (000s)	Value
ELECTRONICS — 0.46%
Honeywell International Inc.
4.25%, 03/01/21	$5,849	$6,480,548
5.00%, 02/15/19	11,524	12,698,411
Koninklijke Philips NV
3.75%, 03/15/22	9,781	10,115,953
6.88%, 03/11/38	13,444	15,715,729
Thermo Fisher Scientific Inc.
2.40%, 02/01/19[a]	3,397	3,408,998
3.15%, 01/15/23 (Call 10/15/22)	6,398	6,268,631
3.30%, 02/15/22	9,592	9,587,498
3.60%, 08/15/21 (Call 05/15/21)	18,306	18,728,684
4.15%, 02/01/24 (Call 11/01/23)	21,901	22,829,173
4.50%, 03/01/21	8,706	9,357,524

		115,191,149
ENGINEERING & CONSTRUCTION — 0.09%
ABB Finance USA Inc.
2.88%, 05/08/22	18,088	18,357,336
4.38%, 05/08/42[a]	4,367	4,561,459

		22,918,795
ENVIRONMENTAL CONTROL — 0.14%
Republic Services Inc.
3.55%, 06/01/22 (Call 03/01/22)	12,795	13,403,969
5.00%, 03/01/20[a]	9,032	9,864,505
Waste Management Inc.
4.10%, 03/01/45 (Call 09/01/44)	11,874	11,539,713

		34,808,187
FOOD — 1.64%
ConAgra Foods Inc.
3.20%, 01/25/23 (Call 10/25/22)	821	814,841
General Mills Inc.
3.15%, 12/15/21 (Call 09/15/21)	17,474	18,201,416
5.65%, 02/15/19	8,850	9,781,973
JM Smucker Co. (The)
3.50%, 10/15/21	25	26,112
3.50%, 03/15/25[a]	21,365	22,025,836

SCHEDULES OF INVESTMENTS	149

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
Kellogg Co.
4.00%, 12/15/20[a]	$8,252	$8,801,282
Series B
7.45%, 04/01/31	10,256	13,152,369
Kraft Foods Group Inc.
3.50%, 06/06/22	19,031	19,606,170
5.00%, 06/04/42	26,003	26,912,822
5.38%, 02/10/20	22,280	24,667,661
6.50%, 02/09/40	13,169	15,681,096
6.88%, 01/26/39	13,990	17,172,490
Kraft Heinz Foods Co.
2.80%, 07/02/20 (Call 06/02/20)[a,b]	20,900	21,146,217
3.50%, 07/15/22 (Call 05/15/22)[b]	17,245	17,775,879
3.95%, 07/15/25 (Call 04/15/25)[a,b]	10,515	11,018,861
5.00%, 07/15/35 (Call 01/15/35)[b]	9,095	9,496,379
5.20%, 07/15/45 (Call 01/15/45)[b]	17,550	18,893,191
Kroger Co. (The)
6.15%, 01/15/20	7,777	8,921,219
Mondelez International Inc.
2.25%, 02/01/19 (Call 01/01/19)	9,384	9,445,015
4.00%, 02/01/24 (Call 11/01/23)	20,874	21,749,547
6.50%, 02/09/40[a]	1,961	2,451,922
Sysco Corp.
2.60%, 10/01/20 (Call 09/01/20)	8,845	8,853,590
3.75%, 10/01/25 (Call 07/01/25)[a]	13,520	13,995,853
Tyson Foods Inc.
2.65%, 08/15/19 (Call 07/15/19)	13,270	13,448,962
3.95%, 08/15/24 (Call 05/15/24)	15,500	16,352,257
4.50%, 06/15/22 (Call 03/15/22)	10,520	11,339,829
Unilever Capital Corp.
2.20%, 03/06/19	14,061	14,412,071

Security	Principal (000s)	Value
4.25%, 02/10/21	$11,963	$13,287,257
4.80%, 02/15/19	7,814	8,564,076
5.90%, 11/15/32	9,709	12,653,150

		410,649,343
FOREST PRODUCTS & PAPER — 0.07%
International Paper Co.
3.65%, 06/15/24 (Call 03/15/24)[a]	10,325	10,067,559
4.80%, 06/15/44 (Call 12/15/43)	8,600	7,229,791
7.30%, 11/15/39	1,050	1,136,034

		18,433,384
GAS — 0.04%
Sempra Energy
6.00%, 10/15/39	10,045	11,071,396

		11,071,396
HEALTH CARE – PRODUCTS — 1.62%
Becton Dickinson and Co.
2.68%, 12/15/19[a]	19,641	20,051,359
3.13%, 11/08/21	11,291	11,572,136
3.73%, 12/15/24 (Call 09/15/24)	12,770	13,161,383
4.69%, 12/15/44 (Call 06/15/44)	13,625	14,046,771
Boston Scientific Corp.
3.85%, 05/15/25	11,305	11,331,017
6.00%, 01/15/20[a]	8,806	9,852,002
Covidien International Finance SA
2.95%, 06/15/23 (Call 03/15/23)	6,069	6,123,575
6.55%, 10/15/37	12,486	16,077,602
Medtronic Inc.
2.50%, 03/15/20[a]	21,518	21,994,421
2.75%, 04/01/23 (Call 01/01/23)	22,564	22,631,507
3.15%, 03/15/22	24,330	25,375,241
3.50%, 03/15/25[a]	45,894	48,182,348
3.63%, 03/15/24 (Call 12/15/23)	10,994	11,650,569
4.00%, 04/01/43 (Call 10/01/42)	8,486	8,168,474
4.38%, 03/15/35	28,388	29,362,994

150	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
4.45%, 03/15/20	$17,143	$18,738,605
4.63%, 03/15/45	43,123	45,843,712
St. Jude Medical Inc.
3.25%, 04/15/23 (Call 01/15/23)	4,542	4,561,392
Stryker Corp.
3.38%, 11/01/25 (Call 08/01/25)	6,535	6,482,261
Zimmer Biomet Holdings Inc.
2.70%, 04/01/20 (Call 03/01/20)	20,695	20,718,061
3.15%, 04/01/22 (Call 02/01/22)[a]	8,300	8,262,793
3.55%, 04/01/25 (Call 01/01/25)[a]	24,520	24,240,568
4.45%, 08/15/45 (Call 02/15/45)	9,340	8,597,546

		407,026,337
HEALTH CARE – SERVICES — 1.53%
Aetna Inc.
2.75%, 11/15/22 (Call 08/15/22)	15,510	15,162,492
3.50%, 11/15/24 (Call 08/15/24)	5,400	5,429,096
3.95%, 09/01/20	11,115	11,789,937
6.63%, 06/15/36	11,323	13,688,556
Anthem Inc.
2.25%, 08/15/19	10,295	10,177,796
3.13%, 05/15/22	15,185	14,919,053
3.30%, 01/15/23	8,275	8,171,867
3.50%, 08/15/24 (Call 05/15/24)[a]	9,375	9,325,811
4.63%, 05/15/42	12,134	11,377,971
4.65%, 01/15/43	12,975	12,174,427
4.65%, 08/15/44 (Call 02/15/44)	12,394	11,682,547
5.85%, 01/15/36[a]	9,582	10,323,643
6.38%, 06/15/37	5,790	6,719,855
Cigna Corp.
3.25%, 04/15/25 (Call 01/15/25)[a]	13,690	13,458,892
4.00%, 02/15/22 (Call 11/15/21)	8,289	8,749,044

Security	Principal (000s)	Value
5.38%, 02/15/42 (Call 08/15/41)	$10,385	$11,474,402
Humana Inc.
4.95%, 10/01/44 (Call 04/01/44)[a]	8,785	8,656,280
Laboratory Corp. of America Holdings
3.60%, 02/01/25 (Call 11/01/24)[a]	8,821	8,730,697
4.70%, 02/01/45 (Call 08/01/44)[a]	14,155	13,341,894
UnitedHealth Group Inc.
2.13%, 03/15/21	3,850	3,845,936
2.70%, 07/15/20	24,579	25,196,764
2.88%, 12/15/21[a]	5,150	5,318,966
2.88%, 03/15/22 (Call 12/15/21)	10,180	10,384,277
2.88%, 03/15/23[a]	13,227	13,401,456
3.10%, 03/15/26	7,500	7,557,160
3.35%, 07/15/22	5,700	5,959,364
3.75%, 07/15/25	27,623	29,398,217
4.25%, 03/15/43 (Call 09/15/42)[a]	8,139	8,164,179
4.63%, 07/15/35	14,660	15,762,910
4.75%, 07/15/45	28,116	30,624,493
5.80%, 03/15/36[a]	4,000	4,780,593
6.88%, 02/15/38	14,009	18,801,875

		384,550,450
HOLDING COMPANIES – DIVERSIFIED — 0.05%
MUFG Americas Holdings Corp.
2.25%, 02/10/20 (Call 01/10/20)	12,771	12,604,844

		12,604,844
INSURANCE — 1.79%
ACE INA Holdings Inc.
2.30%, 11/03/20 (Call 10/03/20)[a]	10,720	10,836,935
2.88%, 11/03/22 (Call 09/03/22)	14,000	14,250,496
3.15%, 03/15/25	12,425	12,516,708
3.35%, 05/03/26 (Call 02/03/26)	18,875	19,339,676
4.35%, 11/03/45 (Call 05/03/45)[a]	18,085	18,841,803

SCHEDULES OF INVESTMENTS	151

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
Aflac Inc.
3.63%, 11/15/24	$13,043	$13,520,130
American International Group Inc.
2.30%, 07/16/19 (Call 06/16/19)	9,381	9,297,745
3.30%, 03/01/21 (Call 02/01/21)	2,655	2,683,022
3.38%, 08/15/20	455	460,332
3.75%, 07/10/25 (Call 04/10/25)	3,457	3,376,673
3.88%, 01/15/35 (Call 07/15/34)[a]	13,023	10,880,989
4.13%, 02/15/24	17,895	18,121,966
4.38%, 01/15/55 (Call 07/15/54)	9,889	7,942,530
4.50%, 07/16/44 (Call 01/16/44)	31,634	27,465,838
4.80%, 07/10/45 (Call 01/10/45)	8,500	7,824,604
4.88%, 06/01/22	19,914	21,646,064
6.25%, 05/01/36	12,807	14,000,117
6.40%, 12/15/20	1,357	1,550,170
Berkshire Hathaway Finance Corp.
3.00%, 05/15/22	14,795	15,268,544
4.25%, 01/15/21[a]	9,871	10,812,755
5.75%, 01/15/40[a]	8,388	9,951,443
Berkshire Hathaway Inc.
2.10%, 08/14/19[a]	10,680	10,895,156
4.50%, 02/11/43[a]	6,943	6,986,771
Chubb Corp. (The)
6.00%, 05/11/37	4,851	6,040,056
MetLife Inc.
3.60%, 04/10/24	8,175	8,210,690
4.05%, 03/01/45[a]	13,685	12,148,032
4.13%, 08/13/42	7,128	6,450,817
4.60%, 05/13/46 (Call 12/13/45)[a]	8,100	7,897,912
4.75%, 02/08/21	16,361	17,923,829
4.88%, 11/13/43	17,765	18,190,303
5.70%, 06/15/35[a]	4,725	5,301,653
5.88%, 02/06/41[a]	8,300	9,475,081

Security	Principal (000s)	Value
6.38%, 06/15/34	$8,149	$9,711,093
7.72%, 02/15/19	1,805	2,088,297
Series D
4.37%, 09/15/23	14,360	15,400,452
Prudential Financial Inc.
4.60%, 05/15/44[a]	15,320	14,744,334
5.70%, 12/14/36	170	183,466
7.38%, 06/15/19	9,607	11,069,543
Series D
6.63%, 12/01/37	11,845	14,018,555
Travelers Companies Inc. (The)
5.35%, 11/01/40	7,925	9,396,428
6.25%, 06/15/37	9,055	11,651,744

		448,372,752
INTERNET — 0.67%
Amazon.com Inc.
2.50%, 11/29/22 (Call 08/29/22)[a]	19,569	19,451,195
2.60%, 12/05/19 (Call 11/05/19)	13,170	13,497,110
3.30%, 12/05/21 (Call 10/05/21)	5,348	5,640,551
3.80%, 12/05/24 (Call 09/05/24)[a]	16,582	17,771,589
4.80%, 12/05/34 (Call 06/05/34)	11,370	12,281,935
4.95%, 12/05/44 (Call 06/05/44)[a]	19,828	21,915,153
eBay Inc.
2.20%, 08/01/19 (Call 07/01/19)[a]	18,400	18,265,976
2.60%, 07/15/22 (Call 04/15/22)[a]	7,234	6,766,388
2.88%, 08/01/21 (Call 06/01/21)[a]	5,418	5,354,855
3.45%, 08/01/24 (Call 05/01/24)[a]	15,030	14,256,788
4.00%, 07/15/42 (Call 01/15/42)[a]	6,647	5,069,156
Expedia Inc.
5.00%, 02/15/26 (Call 11/15/25)[a,b]	4,000	3,812,765

152	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
Google Inc.
3.38%, 02/25/24[a]	$10,865	$11,733,192
3.63%, 05/19/21[a]	12,310	13,372,304

		169,188,957
MACHINERY — 0.46%
Caterpillar Financial Services Corp.
2.10%, 06/09/19	12,478	12,584,762
7.15%, 02/15/19	11,015	12,653,952
Caterpillar Inc.
3.40%, 05/15/24 (Call 02/15/24)[a]	12,620	12,875,635
3.80%, 08/15/42[a]	20,048	18,313,804
3.90%, 05/27/21[a]	11,872	12,681,791
5.20%, 05/27/41	8,798	9,535,654
7.90%, 12/15/18	892	1,036,363
Deere & Co.
2.60%, 06/08/22 (Call 03/08/22)	11,809	11,837,477
3.90%, 06/09/42 (Call 12/09/41)[a]	15,296	14,485,736
4.38%, 10/16/19	8,171	8,859,285
John Deere Capital Corp.
1.95%, 12/13/18	259	260,670

		115,125,129
MANUFACTURING — 0.64%
3M Co.
5.70%, 03/15/37	5,651	7,191,077
Eaton Corp.
2.75%, 11/02/22	19,448	19,048,939
4.15%, 11/02/42[a]	12,640	12,008,191
General Electric Co.
2.70%, 10/09/22[a]	48,952	50,363,908
3.38%, 03/11/24[a]	8,293	8,838,092
4.13%, 10/09/42	22,758	22,838,939
4.50%, 03/11/44	28,250	30,043,479
Illinois Tool Works Inc.
3.90%, 09/01/42 (Call 03/01/42)[a]	9,680	9,507,450

		159,840,075
MEDIA — 6.12%
21st Century Fox America Inc.
3.00%, 09/15/22	15,152	15,176,943

Security	Principal (000s)	Value
4.50%, 02/15/21	$9,121	$9,934,716
6.15%, 03/01/37	5,690	6,152,552
6.15%, 02/15/41	20,231	21,823,766
6.20%, 12/15/34	12,114	13,494,933
6.40%, 12/15/35	14,805	16,677,738
6.65%, 11/15/37	13,696	15,536,527
CBS Corp.
3.50%, 01/15/25 (Call 10/15/24)[a]	2,065	2,006,316
4.00%, 01/15/26 (Call 10/15/25)[a]	12,270	12,302,884
7.88%, 07/30/30	7,295	9,411,989
CCO Safari II LLC
3.58%, 07/23/20 (Call 06/23/20)[b]	22,160	22,196,801
4.46%, 07/23/22 (Call 05/23/22)[b]	39,050	39,635,145
4.91%, 07/23/25 (Call 04/23/25)[b]	53,470	54,684,138
6.38%, 10/23/35 (Call 04/23/35)[a,b]	19,400	20,157,892
6.48%, 10/23/45 (Call 04/23/45)[a,b]	35,210	37,096,615
Comcast Cable Communications Holdings Inc.
9.46%, 11/15/22	13,268	18,544,613
Comcast Corp.
2.75%, 03/01/23 (Call 02/01/23)	6,000	6,113,286
2.85%, 01/15/23	9,820	10,092,474
3.13%, 07/15/22[a]	15,205	15,914,563
3.15%, 03/01/26 (Call 12/01/25)	10,620	10,890,232
3.38%, 02/15/25 (Call 11/15/24)	8,048	8,425,532
3.38%, 08/15/25 (Call 05/15/25)[a]	15,760	16,553,347
3.60%, 03/01/24	14,671	15,623,422
4.20%, 08/15/34 (Call 02/15/34)	14,640	14,780,405
4.25%, 01/15/33	22,926	23,478,583
4.40%, 08/15/35 (Call 02/15/35)[a]	11,690	12,147,160

SCHEDULES OF INVESTMENTS	153

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
4.60%, 08/15/45 (Call 02/15/45)[a]	$15,709	$16,535,364
4.65%, 07/15/42	5,811	6,162,972
4.75%, 03/01/44	12,148	12,929,423
5.15%, 03/01/20[a]	20,368	22,842,956
5.65%, 06/15/35[a]	12,002	14,081,583
6.40%, 05/15/38	4,200	5,313,617
6.40%, 03/01/40[a]	11,979	15,053,901
6.45%, 03/15/37	23,361	29,513,734
6.50%, 11/15/35	12,069	15,324,411
6.55%, 07/01/39	16,503	21,311,519
6.95%, 08/15/37	16,321	21,695,099
7.05%, 03/15/33	8,910	11,667,407
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
3.80%, 03/15/22	15,522	15,938,831
3.95%, 01/15/25 (Call 10/15/24)[a]	8,135	8,257,481
4.45%, 04/01/24 (Call 01/01/24)	22,571	23,888,016
4.60%, 02/15/21 (Call 11/15/20)	9,130	9,789,414
5.00%, 03/01/21	26,079	28,446,736
5.15%, 03/15/42	16,388	15,423,737
5.20%, 03/15/20	16,405	17,982,131
5.88%, 10/01/19	4,574	5,110,858
6.00%, 08/15/40 (Call 05/15/40)	13,495	13,980,001
6.38%, 03/01/41	10,827	11,619,759
Discovery Communications LLC
4.88%, 04/01/43[a]	9,384	7,532,573
5.05%, 06/01/20	14,315	15,083,180
6.35%, 06/01/40[a]	10,810	10,406,366
Historic TW Inc.
6.63%, 05/15/29	12,271	14,164,644
NBCUniversal Media LLC
2.88%, 01/15/23	16,030	16,400,323
4.38%, 04/01/21	27,652	30,553,519
4.45%, 01/15/43	19,213	19,369,803
5.15%, 04/30/20	10,537	11,847,160
5.95%, 04/01/41	18,024	21,730,511
6.40%, 04/30/40	7,743	9,818,166

Security	Principal (000s)	Value
Time Warner Cable Inc.
4.00%, 09/01/21 (Call 06/01/21)	$19,118	$19,490,893
4.50%, 09/15/42 (Call 03/15/42)[a]	15,880	12,986,905
5.00%, 02/01/20	18,186	19,532,093
5.50%, 09/01/41 (Call 03/01/41)	16,373	14,566,718
5.88%, 11/15/40 (Call 05/15/40)	16,391	15,260,827
6.55%, 05/01/37[a]	25,897	26,106,714
6.75%, 06/15/39[a]	14,453	14,698,766
7.30%, 07/01/38[a]	16,270	17,392,207
8.25%, 04/01/19	8,564	9,811,196
8.75%, 02/14/19[a]	15,724	18,029,583
Time Warner Entertainment Co. LP
8.38%, 03/15/23	12,104	14,755,024
8.38%, 07/15/33	6,340	7,506,918
Time Warner Inc.
3.55%, 06/01/24 (Call 03/01/24)	12,575	12,439,035
3.60%, 07/15/25 (Call 04/15/25)[a]	27,550	26,966,403
4.70%, 01/15/21[a]	11,103	11,953,339
4.75%, 03/29/21	13,510	14,585,722
4.85%, 07/15/45 (Call 01/15/45)	13,500	12,577,176
4.88%, 03/15/20	8,301	8,962,231
6.10%, 07/15/40[a]	7,870	8,290,626
6.25%, 03/29/41[a]	15,870	17,052,620
6.50%, 11/15/36	13,748	14,806,647
7.63%, 04/15/31	8,804	10,690,867
7.70%, 05/01/32	23,691	28,601,540
Verizon Communications Inc.
4.52%, 09/15/48[a]	48,750	44,320,156
4.67%, 03/15/55	53,675	46,998,490
Viacom Inc.
4.25%, 09/01/23 (Call 06/01/23)[a]	19,275	18,933,929
4.38%, 03/15/43	16,920	11,483,020
5.85%, 09/01/43 (Call 03/01/43)	20,517	17,387,926
6.88%, 04/30/36[a]	7,644	7,192,694

154	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
Walt Disney Co. (The)
1.85%, 05/30/19[a]	$13,113	$13,380,723
2.15%, 09/17/20	4,400	4,484,706
2.30%, 02/12/21	10,605	10,838,560
2.35%, 12/01/22[a]	20,627	20,764,359
2.75%, 08/16/21	7,358	7,642,607
3.00%, 02/13/26[a]	8,500	8,899,807
3.15%, 09/17/25	6,350	6,720,119
4.13%, 06/01/44	9,500	9,834,677

		1,534,573,590
METAL FABRICATE & HARDWARE — 0.11%
Precision Castparts Corp.
2.50%, 01/15/23 (Call 10/15/22)	16,437	16,268,818
3.25%, 06/15/25 (Call 03/15/25)	10,669	10,921,386

		27,190,204
MINING — 1.36%
Barrick Gold Corp.
5.25%, 04/01/42[a]	6,150	4,755,957
Barrick North America Finance LLC
4.40%, 05/30/21	15,477	15,169,947
5.70%, 05/30/41	12,345	9,727,464
5.75%, 05/01/43[a]	10,161	8,445,691
Barrick PD Australia Finance Pty Ltd.
5.95%, 10/15/39	11,480	9,217,795
BHP Billiton Finance USA Ltd.
2.88%, 02/24/22[a]	7,918	7,639,861
3.25%, 11/21/21[a]	13,586	13,574,747
3.85%, 09/30/23[a]	21,817	21,767,619
4.13%, 02/24/42[a]	7,465	6,571,497
5.00%, 09/30/43	34,465	33,558,226
6.50%, 04/01/19[a]	21,397	23,490,127
Goldcorp Inc.
3.70%, 03/15/23 (Call 12/15/22)[a]	11,545	11,099,304
Newmont Mining Corp.
3.50%, 03/15/22 (Call 12/15/21)[a]	14,694	13,999,585
4.88%, 03/15/42 (Call 09/15/41)	18,946	14,567,619

Security	Principal (000s)	Value
5.13%, 10/01/19[a]	$10,079	$10,567,037
6.25%, 10/01/39	5,749	5,106,676
Rio Tinto Alcan Inc.
6.13%, 12/15/33	3,100	3,157,358
Rio Tinto Finance USA Ltd.
3.50%, 11/02/20[a]	5,902	5,883,807
3.75%, 09/20/21[a]	15,480	15,310,141
3.75%, 06/15/25 (Call 03/15/25)[a]	6,616	6,320,685
4.13%, 05/20/21[a]	9,438	9,557,335
5.20%, 11/02/40[a]	13,755	12,988,976
7.13%, 07/15/28	8,298	9,440,519
9.00%, 05/01/19	19,707	22,776,324
Rio Tinto Finance USA PLC
2.25%, 12/14/18 (Call 11/14/18)[a]	114	110,713
2.88%, 08/21/22 (Call 05/21/22)[a]	14,797	13,788,910
3.50%, 03/22/22 (Call 12/22/21)[a]	21,030	20,464,880
4.13%, 08/21/42 (Call 02/21/42)[a]	14,994	12,616,626

		341,675,426
OFFICE & BUSINESS EQUIPMENT — 0.05%
Xerox Corp.
4.50%, 05/15/21[a]	12,662	12,137,131

		12,137,131
OIL & GAS — 6.23%
Anadarko Finance Co.
7.50%, 05/01/31	6,685	6,083,350
Anadarko Petroleum Corp.
6.20%, 03/15/40	6,121	4,802,771
6.45%, 09/15/36	25,689	21,493,904
Apache Corp.
3.25%, 04/15/22 (Call 01/15/22)	13,017	11,328,767
4.25%, 01/15/44 (Call 07/15/43)	11,224	8,022,146
4.75%, 04/15/43 (Call 10/15/42)	8,219	6,238,632
5.10%, 09/01/40 (Call 03/01/40)	15,015	11,008,081
6.00%, 01/15/37	11,884	9,846,134

SCHEDULES OF INVESTMENTS	155

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
BP Capital Markets PLC
2.24%, 05/10/19	$2,871	$2,835,020
2.32%, 02/13/20[a]	21,012	20,434,430
2.50%, 11/06/22	15,163	14,143,070
2.75%, 05/10/23[a]	13,626	12,884,386
3.06%, 03/17/22[a]	10,230	9,962,649
3.25%, 05/06/22	17,103	16,846,534
3.51%, 03/17/25[a]	12,995	12,657,368
3.54%, 11/04/24	11,338	10,971,588
3.56%, 11/01/21[a]	15,629	15,797,054
3.81%, 02/10/24[a]	18,828	18,792,381
3.99%, 09/26/23[a]	3,440	3,486,535
4.50%, 10/01/20[a]	17,587	18,539,950
4.74%, 03/11/21	18,583	19,817,123
4.75%, 03/10/19	10,957	11,535,234
Canadian Natural Resources Ltd.
6.25%, 03/15/38	14,048	10,321,347
Cenovus Energy Inc.
4.45%, 09/15/42 (Call 03/15/42)	1,353	791,505
Chevron Corp.
1.96%, 03/03/20 (Call 02/03/20)[a]	19,009	18,678,631
2.19%, 11/15/19 (Call 10/15/19)	6,000	5,986,268
2.36%, 12/05/22 (Call 09/05/22)	15,208	14,723,243
2.42%, 11/17/20 (Call 10/17/20)[a]	12,270	12,304,585
2.43%, 06/24/20 (Call 05/24/20)[a]	12,739	12,738,097
3.19%, 06/24/23 (Call 03/24/23)[a]	23,255	23,392,549
3.33%, 11/17/25 (Call 08/17/25)[a]	15,790	15,839,870
4.95%, 03/03/19	23,109	25,064,021
ConocoPhillips
5.75%, 02/01/19[a]	17,343	18,046,132
6.00%, 01/15/20[a]	11,428	11,981,245
6.50%, 02/01/39[a]	33,959	33,568,244
ConocoPhillips Co.
2.20%, 05/15/20 (Call 04/15/20)[a]	1,740	1,602,555

Security	Principal (000s)	Value
2.40%, 12/15/22 (Call 09/15/22)	$9,125	$7,934,644
2.88%, 11/15/21 (Call 09/15/21)	8,900	8,084,174
3.35%, 11/15/24 (Call 08/15/24)[a]	15,861	13,977,643
4.30%, 11/15/44 (Call 05/15/44)[a]	9,555	7,618,877
ConocoPhillips Holding Co.
6.95%, 04/15/29	12,856	13,755,920
Devon Energy Corp.
3.25%, 05/15/22 (Call 02/15/22)[a]	12,702	9,781,225
4.75%, 05/15/42 (Call 11/15/41)	6,383	4,093,826
5.00%, 06/15/45 (Call 12/15/44)[a]	14,200	9,339,696
5.60%, 07/15/41 (Call 01/15/41)	18,418	12,561,584
5.85%, 12/15/25 (Call 09/15/25)[a]	5,000	4,347,250
7.95%, 04/15/32	10,414	8,314,121
Devon Financing Co. LLC
7.88%, 09/30/31	12,813	10,266,416
Ensco PLC
4.70%, 03/15/21[a]	24,110	12,922,237
5.75%, 10/01/44 (Call 04/01/44)	4,121	1,955,002
EOG Resources Inc.
2.63%, 03/15/23 (Call 12/15/22)[a]	15,222	13,738,164
4.10%, 02/01/21	9,146	9,315,397
4.15%, 01/15/26 (Call 10/15/25)	2,300	2,269,274
5.63%, 06/01/19	11,769	12,411,091
Exxon Mobil Corp.
1.82%, 03/15/19 (Call 02/15/19)[a]	18,420	18,566,058
1.91%, 03/06/20 (Call 02/06/20)	16,275	16,244,790
2.22%, 03/01/21	3,190	3,190,000
2.40%, 03/06/22 (Call 01/06/22)	15,650	15,582,705

156	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
2.71%, 03/06/25 (Call 12/06/24)[a]	$19,200	$18,876,900
3.04%, 03/01/26	2,335	2,335,000
3.18%, 03/15/24 (Call 12/15/23)	11,535	11,861,843
3.57%, 03/06/45 (Call 09/06/44)[a]	14,380	13,119,635
4.11%, 03/01/46	1,440	1,440,000
Hess Corp.
5.60%, 02/15/41	14,948	10,777,215
6.00%, 01/15/40	7,733	5,789,306
7.30%, 08/15/31	11,263	9,786,602
8.13%, 02/15/19	4,573	4,816,895
Husky Energy Inc.
4.00%, 04/15/24 (Call 01/15/24)[a]	17,413	14,221,197
Marathon Oil Corp.
2.80%, 11/01/22 (Call 08/01/22)[a]	9,240	6,052,200
3.85%, 06/01/25 (Call 03/01/25)[a]	11,834	8,138,242
6.60%, 10/01/37	9,256	6,254,221
Marathon Petroleum Corp.
3.63%, 09/15/24 (Call 06/15/24)	11,400	9,291,000
4.75%, 09/15/44 (Call 03/15/44)	6,892	4,455,885
5.13%, 03/01/21	15,330	15,320,198
6.50%, 03/01/41 (Call 09/01/40)	6,075	4,733,640
Nexen Energy ULC
5.88%, 03/10/35	9,023	9,677,326
6.40%, 05/15/37	16,830	19,029,604
Noble Energy Inc.
4.15%, 12/15/21 (Call 09/15/21)	11,810	10,300,546
5.05%, 11/15/44 (Call 05/15/44)	10,560	7,806,586
5.25%, 11/15/43 (Call 05/15/43)	14,295	10,565,625
6.00%, 03/01/41 (Call 09/01/40)	9,075	6,824,218
8.25%, 03/01/19	5,502	5,612,040

Security	Principal (000s)	Value
Occidental Petroleum Corp.
2.70%, 02/15/23 (Call 11/15/22)	$11,256	$10,658,973
3.13%, 02/15/22 (Call 11/15/21)	10,238	10,134,335
3.50%, 06/15/25 (Call 03/15/25)[a]	13,900	13,483,623
4.63%, 06/15/45 (Call 12/15/44)[a]	11,155	10,670,128
Series 1
4.10%, 02/01/21 (Call 11/01/20)	10,370	10,932,528
Petro-Canada
6.80%, 05/15/38	11,872	10,962,737
Phillips 66
4.30%, 04/01/22[a]	15,094	15,448,256
4.65%, 11/15/34 (Call 05/15/34)	15,300	13,728,919
4.88%, 11/15/44 (Call 05/15/44)[a]	20,445	18,755,630
5.88%, 05/01/42	17,650	16,967,651
Pride International Inc.
6.88%, 08/15/20[a]	5,300	3,107,125
Shell International Finance BV
2.13%, 05/11/20	20,842	20,348,707
2.25%, 11/10/20[a]	8,410	8,244,057
2.25%, 01/06/23	21,592	20,181,364
2.38%, 08/21/22[a]	13,651	13,191,169
3.25%, 05/11/25[a]	38,859	37,858,913
3.40%, 08/12/23[a]	8,958	8,922,483
4.13%, 05/11/35[a]	22,778	21,162,425
4.30%, 09/22/19	19,646	20,710,039
4.38%, 03/25/20	11,474	12,165,104
4.38%, 05/11/45	31,555	29,160,427
4.55%, 08/12/43[a]	15,852	15,014,081
5.50%, 03/25/40[a]	11,416	12,062,545
6.38%, 12/15/38	25,327	29,020,720
Southwestern Energy Co.
4.05%, 01/23/20 (Call 12/23/19)	7,413	4,818,450
Statoil ASA
2.25%, 11/08/19	8,470	8,373,743
2.45%, 01/17/23[a]	15,303	14,396,825
2.65%, 01/15/24	9,849	9,172,418

SCHEDULES OF INVESTMENTS	157

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
2.75%, 11/10/21	$1,880	$1,818,423
2.90%, 11/08/20	9,377	9,305,303
3.15%, 01/23/22	9,792	9,717,575
3.70%, 03/01/24[a]	9,170	9,230,602
3.95%, 05/15/43	9,867	8,582,696
4.80%, 11/08/43[a]	9,331	9,217,019
5.10%, 08/17/40	7,752	7,891,146
5.25%, 04/15/19	14,518	15,679,228
Suncor Energy Inc.
3.60%, 12/01/24 (Call 09/01/24)[a]	9,109	8,330,706
6.50%, 06/15/38[a]	11,135	10,157,792
6.85%, 06/01/39	6,470	5,998,633
Total Capital Canada Ltd.
2.75%, 07/15/23[a]	9,962	9,531,149
Total Capital International SA
2.10%, 06/19/19[a]	16,250	16,038,292
2.13%, 01/10/19[a]	2,150	2,133,006
2.70%, 01/25/23[a]	7,891	7,555,909
2.75%, 06/19/21[a]	14,300	14,280,406
2.88%, 02/17/22[a]	15,812	15,640,527
3.70%, 01/15/24[a]	16,300	16,587,027
3.75%, 04/10/24[a]	10,406	10,577,617
Total Capital SA
4.45%, 06/24/20	3,356	3,590,305
Valero Energy Corp.
6.13%, 02/01/20[a]	12,629	13,508,736
6.63%, 06/15/37	18,893	18,769,062
7.50%, 04/15/32	8,826	9,368,299
9.38%, 03/15/19[a]	2,604	3,023,969

		1,562,108,219
OIL & GAS SERVICES — 0.80%
Baker Hughes Inc.
3.20%, 08/15/21 (Call 05/15/21)	8,663	8,644,675
5.13%, 09/15/40[a]	19,997	17,973,366
Halliburton Co.
2.70%, 11/15/20 (Call 10/15/20)[a]	8,805	8,643,634
3.38%, 11/15/22 (Call 09/15/22)	16,405	16,168,230
3.50%, 08/01/23 (Call 05/01/23)	13,851	13,159,474

Security	Principal (000s)	Value
3.80%, 11/15/25 (Call 08/15/25)[a]	$25,765	$24,398,705
4.75%, 08/01/43 (Call 02/01/43)	3,274	2,712,308
4.85%, 11/15/35 (Call 05/15/35)[a]	14,900	13,317,332
5.00%, 11/15/45 (Call 05/15/45)[a]	20,100	17,878,673
6.15%, 09/15/19	13,716	14,927,308
6.70%, 09/15/38[a]	9,165	9,562,587
7.45%, 09/15/39	11,616	13,389,532
National Oilwell Varco Inc.
2.60%, 12/01/22 (Call 09/01/22)[a]	18,651	15,196,122
3.95%, 12/01/42 (Call 06/01/42)[a]	10,574	7,031,710
Schlumberger Investment SA
3.65%, 12/01/23 (Call 09/01/23)	17,802	18,282,981

		201,286,637
PHARMACEUTICALS — 6.12%
Abbott Laboratories
2.00%, 03/15/20[a]	14,639	14,548,306
2.55%, 03/15/22	4,883	4,857,162
2.95%, 03/15/25 (Call 12/15/24)[a]	17,870	17,679,225
5.13%, 04/01/19	6,835	7,506,686
AbbVie Inc.
2.50%, 05/14/20 (Call 04/14/20)	47,147	47,281,190
2.90%, 11/06/22	41,439	41,133,495
3.20%, 11/06/22 (Call 09/06/22)[a]	9,915	10,056,457
3.60%, 05/14/25 (Call 02/14/25)[a]	41,945	42,805,590
4.40%, 11/06/42	27,347	26,188,685
4.50%, 05/14/35 (Call 11/14/34)	33,240	32,965,800
4.70%, 05/14/45 (Call 11/14/44)	31,620	31,735,739
Actavis Funding SCS
3.00%, 03/12/20 (Call 02/12/20)	35,145	35,729,862

158	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
3.45%, 03/15/22 (Call 01/15/22)	$45,264	$46,188,264
3.80%, 03/15/25 (Call 12/15/24)	57,584	59,303,239
3.85%, 06/15/24 (Call 03/15/24)	14,700	15,180,887
4.55%, 03/15/35 (Call 09/15/34)	16,160	16,311,431
4.75%, 03/15/45 (Call 09/15/44)[a]	34,065	34,895,730
4.85%, 06/15/44 (Call 12/15/43)	19,815	20,219,161
Actavis Inc.
3.25%, 10/01/22 (Call 07/01/22)	25,608	25,686,086
4.63%, 10/01/42 (Call 04/01/42)	5,464	5,410,119
AstraZeneca PLC
1.95%, 09/18/19[a]	12,427	12,364,650
2.38%, 11/16/20	21,240	21,360,497
3.38%, 11/16/25[a]	25,100	25,535,658
4.00%, 09/18/42[a]	12,712	12,189,094
4.38%, 11/16/45	11,510	11,646,644
6.45%, 09/15/37[a]	31,550	40,130,966
Baxalta Inc.
2.88%, 06/23/20 (Call 05/23/20)[b]	14,130	13,839,986
3.60%, 06/23/22 (Call 04/23/22)[a,b]	815	811,726
4.00%, 06/23/25 (Call 03/23/25)[b]	22,225	21,966,561
5.25%, 06/23/45 (Call 12/23/44)[b]	9,040	8,649,401
Bristol-Myers Squibb Co.
2.00%, 08/01/22[a]	12,238	12,108,184
Eli Lilly & Co.
2.75%, 06/01/25 (Call 03/01/25)	12,300	12,557,028
3.70%, 03/01/45 (Call 09/01/44)[a]	10,813	10,732,277
Express Scripts Holding Co.
2.25%, 06/15/19	13,131	13,060,255
3.50%, 06/15/24 (Call 03/15/24)	13,162	12,606,157

Security	Principal (000s)	Value
3.90%, 02/15/22	$13,302	$13,606,430
4.50%, 02/25/26 (Call 11/25/25)	9,000	9,077,133
4.75%, 11/15/21	18,036	19,300,015
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23[a]	15,224	15,617,973
6.38%, 05/15/38	30,434	39,217,493
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	31,120	32,015,011
Johnson & Johnson
1.65%, 03/01/21 (Call 02/01/21)	4,585	4,587,844
2.45%, 03/01/26 (Call 12/01/25)	1,465	1,469,927
3.38%, 12/05/23[a]	4,161	4,568,651
4.38%, 12/05/33 (Call 06/05/33)	11,400	12,751,397
5.95%, 08/15/37[a]	9,474	12,629,009
McKesson Corp.
2.28%, 03/15/19	16,782	16,836,798
3.80%, 03/15/24 (Call 12/15/23)	4,116	4,198,113
4.88%, 03/15/44 (Call 09/15/43)[a]	14,654	14,599,997
Mead Johnson Nutrition Co.
3.00%, 11/15/20	14,720	14,938,710
4.13%, 11/15/25 (Call 08/15/25)[a]	8,620	8,924,210
Merck & Co. Inc.
1.85%, 02/10/20[a]	20,885	21,116,038
2.35%, 02/10/22	12,045	12,165,516
2.40%, 09/15/22 (Call 06/15/22)	11,146	11,204,866
2.75%, 02/10/25 (Call 11/10/24)[a]	32,818	33,044,513
2.80%, 05/18/23	26,487	27,034,950
3.70%, 02/10/45 (Call 08/10/44)	18,862	17,999,458
3.88%, 01/15/21 (Call 10/15/20)[a]	10,379	11,212,414
4.15%, 05/18/43	18,721	19,254,148
Merck Sharp & Dohme Corp.
5.00%, 06/30/19	11,607	12,912,951

SCHEDULES OF INVESTMENTS	159

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
Novartis Capital Corp.
2.40%, 09/21/22	$5,045	$5,110,814
3.00%, 11/20/25 (Call 08/20/25)[a]	26,650	27,449,439
3.40%, 05/06/24	26,325	28,064,151
4.00%, 11/20/45 (Call 05/20/45)[a]	19,120	19,491,142
4.40%, 04/24/20	8,387	9,272,151
4.40%, 05/06/44	20,883	22,532,318
Novartis Securities Investment Ltd.
5.13%, 02/10/19	24,036	26,517,104
Perrigo Co. PLC
4.00%, 11/15/23 (Call 08/15/23)	6,290	6,228,703
Perrigo Finance Unlimited Co.
3.90%, 12/15/24 (Call 09/15/24)[a]	3,721	3,615,149
Pfizer Inc.
2.10%, 05/15/19[a]	19,470	19,859,729
3.00%, 06/15/23[a]	11,233	11,594,671
3.40%, 05/15/24[a]	14,525	15,267,386
4.30%, 06/15/43[a]	12,075	12,438,878
6.20%, 03/15/19	33,823	38,127,531
7.20%, 03/15/39	27,103	37,638,646
Sanofi
4.00%, 03/29/21[a]	21,651	23,496,639
Wyeth LLC
5.95%, 04/01/37	20,120	24,643,676
6.50%, 02/01/34	8,495	10,874,450
Zoetis Inc.
3.25%, 02/01/23 (Call 11/01/22)	21,105	20,377,635
4.50%, 11/13/25 (Call 08/13/25)	5,600	5,773,518
4.70%, 02/01/43 (Call 08/01/42)	13,080	11,425,145

		1,535,324,638
PIPELINES — 2.35%
Columbia Pipeline Group Inc.
3.30%, 06/01/20 (Call 05/01/20)[b]	11,850	11,055,316
4.50%, 06/01/25 (Call 03/01/25)[b]	10,111	9,171,258

Security	Principal (000s)	Value
Energy Transfer Partners LP
3.60%, 02/01/23 (Call 11/01/22)	$3,844	$3,139,933
4.05%, 03/15/25 (Call 12/15/24)[a]	13,505	11,185,921
4.15%, 10/01/20 (Call 08/01/20)[a]	7,820	7,097,432
4.65%, 06/01/21 (Call 03/01/21)	10,483	8,989,173
4.75%, 01/15/26 (Call 10/15/25)	15,545	13,329,837
5.15%, 03/15/45 (Call 09/15/44)[a]	11,145	8,050,535
5.20%, 02/01/22 (Call 11/01/21)	8,505	7,271,775
6.13%, 12/15/45 (Call 06/15/45)[a]	17,300	14,186,519
6.50%, 02/01/42 (Call 08/01/41)	5,610	4,542,417
Enterprise Products Operating LLC
2.55%, 10/15/19 (Call 09/15/19)[a]	12,800	12,426,671
3.35%, 03/15/23 (Call 12/15/22)	17,077	15,970,547
3.70%, 02/15/26 (Call 11/15/25)[a]	10,570	9,865,827
3.75%, 02/15/25 (Call 11/15/24)[a]	3,852	3,630,763
3.90%, 02/15/24 (Call 11/15/23)	6,495	6,177,721
4.45%, 02/15/43 (Call 08/15/42)	8,488	6,827,550
4.85%, 08/15/42 (Call 02/15/42)	9,497	8,085,817
4.85%, 03/15/44 (Call 09/15/43)	17,860	15,178,948
4.90%, 05/15/46 (Call 11/15/45)	11,720	10,317,468
5.10%, 02/15/45 (Call 08/15/44)[a]	15,891	13,987,648
5.20%, 09/01/20	9,643	10,153,974
5.95%, 02/01/41[a]	10,985	10,333,431

160	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
Kinder Morgan Energy Partners LP
2.65%, 02/01/19	$10,792	$10,090,520
3.50%, 03/01/21 (Call 01/01/21)	12,361	11,155,802
3.95%, 09/01/22 (Call 06/01/22)[a]	15,351	13,870,243
5.50%, 03/01/44 (Call 09/01/43)	11,160	9,082,120
6.95%, 01/15/38	14,269	12,873,349
Kinder Morgan Inc./DE
3.05%, 12/01/19 (Call 11/01/19)[a]	10,290	9,497,717
4.30%, 06/01/25 (Call 03/01/25)[a]	12,200	11,156,900
5.05%, 02/15/46 (Call 08/15/45)[a]	9,050	6,980,537
5.30%, 12/01/34 (Call 06/01/34)	11,754	9,266,736
5.55%, 06/01/45 (Call 12/01/44)[a]	20,425	16,945,193
7.75%, 01/15/32	9,569	9,092,688
ONEOK Partners LP
3.38%, 10/01/22 (Call 07/01/22)	13,601	10,744,532
Plains All American Pipeline LP/PAA Finance Corp.
3.60%, 11/01/24 (Call 08/01/24)	11,230	8,749,242
3.65%, 06/01/22 (Call 03/01/22)[a]	13,811	11,359,547
4.65%, 10/15/25 (Call 07/15/25)[a]	5,190	4,364,933
Regency Energy Partners LP/Regency Energy Finance Corp.
5.88%, 03/01/22 (Call 12/01/21)	13,800	12,119,160
Spectra Energy Partners LP
4.75%, 03/15/24 (Call 12/15/23)	14,645	14,626,351
Sunoco Logistics Partners Operations LP
5.35%, 05/15/45 (Call 11/15/44)[a]	13,060	9,670,669

Security	Principal (000s)	Value
TransCanada PipeLines Ltd.
2.50%, 08/01/22[a]	$15,719	$14,538,773
3.80%, 10/01/20[a]	7,538	7,615,231
4.63%, 03/01/34 (Call 12/01/33)	14,214	12,952,458
4.88%, 01/15/26 (Call 10/15/25)	9,305	9,605,337
6.10%, 06/01/40	7,217	7,327,103
6.20%, 10/15/37	12,810	12,938,195
7.13%, 01/15/19	197	216,272
7.63%, 01/15/39	10,271	11,811,650
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26 (Call 11/01/25)[b]	2,000	2,104,107
Williams Partners LP
3.35%, 08/15/22 (Call 05/15/22)[a]	11,806	8,972,560
3.60%, 03/15/22 (Call 01/15/22)	20,300	15,935,500
3.90%, 01/15/25 (Call 10/15/24)	9,950	7,460,486
4.00%, 09/15/25 (Call 06/15/25)[a]	2,615	1,989,780
4.30%, 03/04/24 (Call 12/04/23)	10,620	8,294,857
5.10%, 09/15/45 (Call 03/15/45)	5,845	3,977,464
5.25%, 03/15/20	22,868	20,391,167
6.30%, 04/15/40	13,428	10,154,925
Williams Partners LP/ACMP Finance Corp.
4.88%, 05/15/23 (Call 12/15/17)	11,500	9,372,500
4.88%, 03/15/24 (Call 03/15/19)	11,975	9,588,981
6.13%, 07/15/22 (Call 01/15/17)[a]	2,300	2,024,000

		589,894,066
REAL ESTATE — 0.03%
Prologis LP
3.75%, 11/01/25 (Call 08/01/25)[a]	8,100	8,243,202

		8,243,202

SCHEDULES OF INVESTMENTS	161

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
REAL ESTATE INVESTMENT TRUSTS — 1.04%
American Tower Corp.
2.80%, 06/01/20 (Call 05/01/20)[a]	$5,925	$5,882,536
3.30%, 02/15/21 (Call 01/15/21)	4,700	4,704,585
3.40%, 02/15/19	5,909	6,003,899
3.50%, 01/31/23	11,246	11,032,543
4.00%, 06/01/25 (Call 03/01/25)	15,551	15,489,566
4.70%, 03/15/22	2,100	2,221,868
5.00%, 02/15/24	14,210	15,174,008
Boston Properties LP
3.65%, 02/01/26 (Call 11/01/25)	3,000	3,031,953
3.85%, 02/01/23 (Call 11/01/22)[a]	11,183	11,565,266
4.13%, 05/15/21 (Call 02/15/21)	7,021	7,445,172
Crown Castle International Corp.
5.25%, 01/15/23[a]	19,950	21,143,409
ERP Operating LP
4.50%, 07/01/44 (Call 01/01/44)	11,775	12,164,136
4.63%, 12/15/21 (Call 09/15/21)	10,487	11,727,408
HCP Inc.
2.63%, 02/01/20 (Call 11/01/19)	15,326	15,020,617
3.88%, 08/15/24 (Call 05/17/24)	11,070	10,397,382
4.00%, 06/01/25 (Call 03/01/25)[a]	1,000	946,752
4.25%, 11/15/23 (Call 08/15/23)	5,975	5,827,284
5.38%, 02/01/21 (Call 11/03/20)[a]	25,420	27,270,190
Prologis LP
4.25%, 08/15/23 (Call 05/15/23)	3,600	3,828,590
Simon Property Group LP
3.30%, 01/15/26 (Call 10/15/25)[a]	2,800	2,822,145

Security	Principal (000s)	Value
3.38%, 10/01/24 (Call 07/01/24)[a]	$15,184	$15,449,334
4.38%, 03/01/21 (Call 12/01/20)	10,759	11,725,544
5.65%, 02/01/20 (Call 11/01/19)	12,171	13,637,746
Welltower Inc.
4.00%, 06/01/25 (Call 03/01/25)	8,000	7,855,170
Weyerhaeuser Co.
7.38%, 03/15/32[a]	16,014	18,784,838

		261,151,941
RETAIL — 4.35%
Costco Wholesale Corp.
1.70%, 12/15/19[a]	12,883	12,968,007
CVS Health Corp.
2.25%, 08/12/19 (Call 07/12/19)[a]	12,014	12,122,649
2.75%, 12/01/22 (Call 09/01/22)	18,358	18,291,287
2.80%, 07/20/20 (Call 06/20/20)	32,865	33,654,769
3.50%, 07/20/22 (Call 05/20/22)	13,045	13,655,573
3.88%, 07/20/25 (Call 04/20/25)[a]	27,021	28,797,977
4.00%, 12/05/23 (Call 09/05/23)[a]	9,793	10,581,564
4.88%, 07/20/35 (Call 01/20/35)	26,975	28,846,342
5.13%, 07/20/45 (Call 01/20/45)	42,810	48,030,311
5.30%, 12/05/43 (Call 06/05/43)	11,500	12,956,759
Home Depot Inc. (The)
2.00%, 06/15/19 (Call 05/15/19)	9,548	9,734,982
2.00%, 04/01/21 (Call 03/01/21)	8,000	8,048,849
2.63%, 06/01/22 (Call 05/01/22)[a]	21,354	21,735,972
2.70%, 04/01/23 (Call 01/01/23)[a]	12,843	13,171,457

162	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
3.00%, 04/01/26 (Call 01/01/26)	$10,000	$10,326,196
3.35%, 09/15/25 (Call 06/15/25)	5,050	5,353,483
3.75%, 02/15/24 (Call 11/15/23)[a]	17,791	19,457,141
4.20%, 04/01/43 (Call 10/01/42)[a]	15,728	16,292,546
4.25%, 04/01/46 (Call 10/01/45)	23,330	24,377,844
4.40%, 04/01/21 (Call 01/01/21)	10,618	11,841,348
4.40%, 03/15/45 (Call 09/15/44)	12,415	13,168,977
4.88%, 02/15/44 (Call 08/15/43)	12,820	14,588,801
5.88%, 12/16/36	38,602	48,214,438
5.95%, 04/01/41 (Call 10/01/40)	2,552	3,228,693
Lowe’s Companies Inc.
3.12%, 04/15/22 (Call 01/15/22)	6,844	7,132,064
3.38%, 09/15/25 (Call 06/15/25)[a]	7,985	8,384,628
4.38%, 09/15/45 (Call 03/15/45)	14,750	15,460,158
4.65%, 04/15/42 (Call 10/15/41)	5,106	5,481,533
Macy’s Retail Holdings Inc.
2.88%, 02/15/23 (Call 11/15/22)	8,790	7,925,012
McDonald’s Corp.
2.63%, 01/15/22	10,123	10,248,600
2.75%, 12/09/20 (Call 11/09/20)[a]	6,225	6,405,696
3.70%, 01/30/26 (Call 10/30/25)[a]	12,930	13,460,868
4.70%, 12/09/35 (Call 06/09/35)	8,777	9,072,151
4.88%, 12/09/45 (Call 06/09/45)[a]	10,680	11,189,400
6.30%, 10/15/37	11,276	13,438,968
6.30%, 03/01/38	22,400	26,728,726

Security	Principal (000s)	Value
Target Corp.
2.30%, 06/26/19[a]	$10,264	$10,538,860
2.90%, 01/15/22	12,014	12,462,742
3.50%, 07/01/24[a]	11,500	12,341,525
3.88%, 07/15/20	16,231	17,731,366
4.00%, 07/01/42[a]	17,993	18,322,841
6.50%, 10/15/37	15,714	20,816,347
7.00%, 01/15/38	4,393	6,127,426
Wal-Mart Stores Inc.
1.95%, 12/15/18	217	220,781
2.55%, 04/11/23 (Call 01/11/23)[a]	21,302	21,821,811
3.25%, 10/25/20	14,638	15,610,260
3.30%, 04/22/24 (Call 01/22/24)[a]	20,461	21,731,200
3.63%, 07/08/20[a]	14,679	15,807,686
4.00%, 04/11/43 (Call 10/11/42)	16,465	16,464,705
4.25%, 04/15/21	19,069	21,298,650
4.30%, 04/22/44 (Call 10/22/43)[a]	5,943	6,245,459
4.75%, 10/02/43 (Call 04/02/43)	8,112	8,993,736
4.88%, 07/08/40	8,244	9,136,852
5.00%, 10/25/40	12,188	13,730,907
5.25%, 09/01/35[a]	31,086	36,856,805
5.63%, 04/01/40	21,075	25,489,808
5.63%, 04/15/41	19,533	23,963,168
5.88%, 04/05/27[a]	5,929	7,487,218
6.20%, 04/15/38	20,287	25,956,298
6.50%, 08/15/37	32,583	42,784,770
7.55%, 02/15/30	14,752	21,165,385
Walgreen Co.
3.10%, 09/15/22[a]	18,159	17,885,903
5.25%, 01/15/19[a]	1,748	1,885,806
Walgreens Boots Alliance Inc.
2.70%, 11/18/19 (Call 10/18/19)[a]	10,325	10,412,187
3.30%, 11/18/21 (Call 09/18/21)	15,550	15,657,370
3.80%, 11/18/24 (Call 08/18/24)	23,025	23,085,480
4.80%, 11/18/44 (Call 05/18/44)	16,315	14,843,137

		1,091,250,258

SCHEDULES OF INVESTMENTS	163

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
SEMICONDUCTORS — 1.09%
Applied Materials Inc.
4.30%, 06/15/21	$2,089	$2,275,844
Intel Corp.
2.45%, 07/29/20[a]	26,135	26,690,902
2.70%, 12/15/22[a]	15,947	16,191,823
3.10%, 07/29/22	5,715	5,986,212
3.30%, 10/01/21[a]	25,728	27,268,384
3.70%, 07/29/25 (Call 04/29/25)[a]	21,020	22,699,710
4.00%, 12/15/32[a]	14,754	14,894,828
4.25%, 12/15/42[a]	10,033	9,942,636
4.80%, 10/01/41	14,209	15,122,438
4.90%, 07/29/45 (Call 01/29/45)	24,784	26,855,469
QUALCOMM Inc.
2.25%, 05/20/20[a]	19,989	20,180,659
3.00%, 05/20/22	16,159	16,379,407
3.45%, 05/20/25 (Call 02/20/25)[a]	24,783	24,971,517
4.65%, 05/20/35 (Call 11/20/34)	13,670	13,136,766
4.80%, 05/20/45 (Call 11/20/44)	23,435	21,673,253
Texas Instruments Inc.
1.65%, 08/03/19	7,770	7,783,148

		272,052,996
SOFTWARE — 3.20%
Fidelity National Information Services Inc.
3.50%, 04/15/23 (Call 01/15/23)	10,080	9,729,371
3.63%, 10/15/20 (Call 09/15/20)	27,750	28,333,868
5.00%, 10/15/25 (Call 07/15/25)	12,600	13,079,125
Fiserv Inc.
2.70%, 06/01/20 (Call 05/01/20)	5,100	5,138,603
3.85%, 06/01/25 (Call 03/01/25)	13,500	13,926,655
Microsoft Corp.
1.63%, 12/06/18[a]	241	244,160

Security	Principal (000s)	Value
1.85%, 02/12/20 (Call 01/12/20)[a]	$21,128	$21,442,249
2.00%, 11/03/20 (Call 10/03/20)	20,540	20,875,574
2.13%, 11/15/22[a]	11,777	11,717,461
2.38%, 02/12/22 (Call 01/12/22)	16,570	16,926,583
2.38%, 05/01/23 (Call 02/01/23)	13,390	13,494,786
2.65%, 11/03/22 (Call 09/03/22)	17,050	17,573,911
2.70%, 02/12/25 (Call 11/12/24)[a]	33,430	34,066,029
3.00%, 10/01/20[a]	14,063	14,885,265
3.13%, 11/03/25 (Call 08/03/25)[a]	21,170	22,196,853
3.50%, 02/12/35 (Call 08/12/34)[a]	25,132	24,243,596
3.50%, 11/15/42	7,882	7,227,825
3.63%, 12/15/23 (Call 09/15/23)[a]	16,622	18,126,318
3.75%, 02/12/45 (Call 08/12/44)	24,635	23,805,298
4.00%, 02/12/55 (Call 08/12/54)	15,825	14,614,759
4.20%, 06/01/19	7,933	8,650,131
4.20%, 11/03/35 (Call 05/03/35)	14,575	15,267,343
4.45%, 11/03/45 (Call 05/03/45)	40,380	43,495,503
4.50%, 10/01/40	11,450	12,205,086
4.75%, 11/03/55 (Call 05/03/55)[a]	5,930	6,257,756
5.20%, 06/01/39	11,719	13,609,001
5.30%, 02/08/41[a]	14,044	16,732,039
Oracle Corp.
2.25%, 10/08/19[a]	18,561	19,027,828
2.50%, 05/15/22 (Call 03/15/22)	30,738	30,980,744
2.50%, 10/15/22	25,195	25,263,037
2.80%, 07/08/21[a]	27,927	28,974,486
2.95%, 05/15/25 (Call 02/15/25)	33,390	33,694,126

164	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
3.40%, 07/08/24 (Call 04/08/24)[a]	$18,258	$19,138,436
3.63%, 07/15/23	13,243	14,146,784
3.88%, 07/15/20	5,974	6,470,675
3.90%, 05/15/35 (Call 11/15/34)[a]	13,230	12,793,673
4.13%, 05/15/45 (Call 11/15/44)	15,831	15,591,127
4.30%, 07/08/34 (Call 01/08/34)	26,041	26,633,842
4.38%, 05/15/55 (Call 11/15/54)	19,639	18,803,936
4.50%, 07/08/44 (Call 01/08/44)[a]	8,887	9,140,334
5.00%, 07/08/19	23,804	26,425,575
5.38%, 07/15/40[a]	31,610	35,931,722
6.13%, 07/08/39	16,860	20,959,614
6.50%, 04/15/38	7,764	9,970,780

		801,811,867
TELECOMMUNICATIONS — 7.38%
AT&T Corp.
8.25%, 11/15/31	17,919	24,150,065
AT&T Inc.
2.30%, 03/11/19	11,865	11,970,421
2.45%, 06/30/20 (Call 05/30/20)	18,910	18,821,808
2.63%, 12/01/22 (Call 09/01/22)	21,087	20,549,661
2.80%, 02/17/21 (Call 01/17/21)	15,000	15,120,923
3.00%, 02/15/22	27,983	27,859,648
3.00%, 06/30/22 (Call 04/30/22)	26,106	25,885,057
3.40%, 05/15/25 (Call 02/15/25)	60,488	59,432,001
3.88%, 08/15/21	20,453	21,489,268
3.90%, 03/11/24 (Call 12/11/23)[a]	20,045	20,713,591
4.13%, 02/17/26 (Call 11/17/25)	15,500	15,992,495
4.30%, 12/15/42 (Call 06/15/42)	23,705	20,135,705
4.35%, 06/15/45 (Call 12/15/44)	42,519	36,217,348

Security	Principal (000s)	Value
4.45%, 05/15/21	$17,635	$18,870,684
4.50%, 05/15/35 (Call 11/15/34)	37,494	34,530,287
4.75%, 05/15/46 (Call 11/15/45)[a]	44,244	40,399,657
4.80%, 06/15/44 (Call 12/15/43)[a]	18,230	16,601,658
5.35%, 09/01/40	48,808	47,378,716
5.55%, 08/15/41[a]	13,217	13,192,497
5.65%, 02/15/47 (Call 08/15/46)	8,000	8,278,324
5.80%, 02/15/19	3,775	4,155,584
6.30%, 01/15/38	19,390	20,842,623
6.50%, 09/01/37	8,750	9,679,643
6.55%, 02/15/39[a]	19,925	21,753,372
British Telecommunications PLC
2.35%, 02/14/19	1,370	1,382,489
9.63%, 12/15/30	31,156	44,776,515
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%, 04/15/23	20,119	20,294,564
Cisco Systems Inc.
2.13%, 03/01/19[a]	6,065	6,186,019
2.20%, 02/28/21	16,210	16,363,366
2.45%, 06/15/20[a]	13,810	14,142,577
2.95%, 02/28/26	6,385	6,478,957
3.50%, 06/15/25[a]	940	998,905
3.63%, 03/04/24[a]	13,131	14,124,740
4.45%, 01/15/20	30,510	33,501,924
4.95%, 02/15/19	141	154,859
5.50%, 01/15/40	22,083	26,222,935
5.90%, 02/15/39[a]	28,295	34,966,531
Deutsche Telekom International Finance BV
6.00%, 07/08/19	4,761	5,352,139
8.75%, 06/15/30	43,296	60,520,682
GTE Corp.
6.94%, 04/15/28	2,424	2,904,589
New Cingular Wireless Services Inc.
8.75%, 03/01/31[a]	14,643	20,380,578
Orange SA
2.75%, 02/06/19	3,319	3,390,282
4.13%, 09/14/21[a]	14,724	15,773,497

SCHEDULES OF INVESTMENTS	165

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 29, 2016

Security	Principal (000s)	Value
5.38%, 07/08/19	$7,051	$7,775,797
5.38%, 01/13/42[a]	14,527	15,411,731
5.50%, 02/06/44 (Call 08/06/43)[a]	8,044	8,859,506
9.00%, 03/01/31[a]	33,093	46,085,054
Qwest Corp.
6.75%, 12/01/21[a]	8,271	8,808,615
6.88%, 09/15/33 (Call 03/31/16)	16,409	15,200,272
Rogers Communications Inc.
4.10%, 10/01/23 (Call 07/01/23)[a]	15,039	16,078,772
5.00%, 03/15/44 (Call 09/15/43)[a]	10,925	11,192,065
Telefonica Emisiones SAU
4.57%, 04/27/23[a]	15,500	16,393,398
5.13%, 04/27/20	13,064	14,018,815
5.46%, 02/16/21	14,138	15,490,216
5.88%, 07/15/19[a]	12,061	13,211,268
7.05%, 06/20/36[a]	24,025	28,541,820
Telefonica Europe BV
8.25%, 09/15/30	14,628	19,171,862
Verizon Communications Inc.
2.45%, 11/01/22 (Call 08/01/22)[a]	19,056	18,442,174
2.63%, 02/21/20	37,328	37,873,765
3.00%, 11/01/21 (Call 09/01/21)	14,719	14,981,160
3.45%, 03/15/21[a]	12,550	13,060,569
3.50%, 11/01/21[a]	18,952	19,919,200
3.50%, 11/01/24 (Call 08/01/24)[a]	23,400	23,912,338
3.85%, 11/01/42 (Call 05/01/42)	11,600	9,682,434
4.15%, 03/15/24 (Call 12/15/23)[a]	18,134	19,312,015
4.27%, 01/15/36[a]	31,950	28,684,272
4.40%, 11/01/34 (Call 05/01/34)	22,044	20,576,970
4.50%, 09/15/20	39,146	42,645,512
4.60%, 04/01/21[a]	9,349	10,220,498
4.75%, 11/01/41	7,450	7,115,646
4.86%, 08/21/46	44,222	43,175,800
5.01%, 08/21/54	54,690	50,598,176

Security	Principal (000s)	Value
5.05%, 03/15/34 (Call 12/15/33)	$7,852	$7,860,180
5.15%, 09/15/23	87,020	98,471,197
5.85%, 09/15/35	17,675	19,148,704
6.00%, 04/01/41	6,743	7,400,824
6.25%, 04/01/37	9,082	10,190,960
6.35%, 04/01/19	12,385	13,981,460
6.40%, 09/15/33	23,351	27,068,762
6.40%, 02/15/38	6,262	7,007,585
6.55%, 09/15/43	65,193	79,469,387
6.90%, 04/15/38	2,045	2,483,400
7.75%, 12/01/30[a]	12,872	17,145,565
Vodafone Group PLC
2.50%, 09/26/22	15,448	14,718,076
2.95%, 02/19/23[a]	18,610	17,901,212
4.38%, 02/19/43[a]	14,313	11,925,456
5.45%, 06/10/19	16,400	17,985,304
6.15%, 02/27/37[a]	18,388	18,949,378

		1,850,084,354
TRANSPORTATION — 0.78%
Burlington Northern Santa Fe LLC
3.00%, 04/01/25 (Call 01/01/25)[a]	2,400	2,394,045
3.85%, 09/01/23 (Call 06/01/23)[a]	6,824	7,316,661
4.15%, 04/01/45 (Call 10/01/44)	15,616	15,085,960
4.45%, 03/15/43 (Call 09/15/42)	6,746	6,796,706
4.55%, 09/01/44 (Call 03/01/44)[a]	9,679	9,979,338
4.70%, 10/01/19	6,497	7,096,240
4.90%, 04/01/44 (Call 10/01/43)	12,340	13,281,675
5.75%, 05/01/40 (Call 11/01/39)	10,117	11,890,047
Canadian Pacific Railway Co.
6.13%, 09/15/15 (Call 03/15/15)	6,988	7,227,904
CSX Corp.
4.10%, 03/15/44 (Call 09/15/43)[a]	7,450	6,868,795

166	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 29, 2016

Security	Principal or Shares (000s)	Value
FedEx Corp.
4.00%, 01/15/24[a]	$12,589	$13,311,551
4.75%, 11/15/45 (Call 05/15/45)[a]	17,130	17,081,296
5.10%, 01/15/44	4,780	4,920,395
8.00%, 01/15/19	1,835	2,121,676
Union Pacific Corp.
4.16%, 07/15/22 (Call 04/15/22)	7,218	7,938,570
United Parcel Service Inc.
2.45%, 10/01/22[a]	5,296	5,388,342
3.13%, 01/15/21	22,211	23,527,271
5.13%, 04/01/19	11,821	13,106,269
6.20%, 01/15/38	15,950	21,188,548

		196,521,289
WATER — 0.02%
American Water Capital Corp.
6.59%, 10/15/37	3,085	4,115,793

		4,115,793

TOTAL CORPORATE BONDS & NOTES
(Cost: $25,097,060,245)		24,674,590,818

U.S. GOVERNMENT OBLIGATIONS — 0.15%
U.S. Treasury Note/Bond
2.50%, 02/15/46	40,000	39,040,799

		39,040,799

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $39,050,080)		39,040,799

SHORT-TERM INVESTMENTS — 10.30%

MONEY MARKET FUNDS — 10.30%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.50%[c,d,e]	2,156,532	2,156,531,783
BlackRock Cash Funds: Prime, SL Agency Shares
0.49%[c,d,e]	190,998	190,998,405
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	234,943	234,942,632

		2,582,472,820

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,582,472,820)		2,582,472,820

Value
TOTAL INVESTMENTS IN SECURITIES — 108.87%
(Cost: $27,718,583,145)	$27,296,104,437
Other Assets, Less Liabilities — (8.87)%	(2,224,806,584)

NET ASSETS — 100.00%	$25,071,297,853

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	167

Statements of Assets and Liabilities

iSHARES® TRUST

February 29, 2016

	iShares iBoxx $ High Yield Corporate Bond ETF	iShares iBoxx $ Investment Grade Corporate Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$16,754,317,237	$25,007,557,416
Affiliated (Note 2)	4,260,533,150	2,711,025,729

Total cost of investments	$21,014,850,387	$27,718,583,145

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$15,102,511,620	$24,583,768,432
Affiliated (Note 2)	4,260,533,150	2,712,336,005

Total fair value of investments	19,363,044,770	27,296,104,437
Cash	11,160,154	—
Receivables:
Investment securities sold	5,560,527	132,061,922
Due from custodian (Note 4)	25,001,157	8,815,583
Interest	300,763,992	263,685,439
Capital shares sold	59,465,163	80,374,217

Total Assets	19,764,995,763	27,781,041,598

LIABILITIES
Payables:
Investment securities purchased	79,578,674	359,082,803
Collateral for securities on loan (Note 1)	4,136,112,005	2,347,530,188
Due to custodian	—	320,943
Investment advisory fees (Note 2)	5,382,687	2,809,811

Total Liabilities	4,221,073,366	2,709,743,745

NET ASSETS	$15,543,922,397	$25,071,297,853

Net assets consist of:
Paid-in capital	$17,600,331,698	$25,565,142,074
Undistributed net investment income	62,175,544	67,846,436
Accumulated net realized loss	(466,779,228)	(139,211,949)
Net unrealized depreciation	(1,651,805,617)	(422,478,708)

NET ASSETS	$15,543,922,397	$25,071,297,853

Shares outstanding[b]	196,500,000	218,400,000

Net asset value per share	$79.10	$114.80

[a]	Securities on loan with values of $3,993,687,354 and $2,278,227,168, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

168	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended February 29, 2016

	iShares iBoxx $ High Yield Corporate Bond ETF	iShares iBoxx $ Investment Grade Corporate Bond ETF

NET INVESTMENT INCOME
Interest — unaffiliated	$875,263,829	$802,130,623
Interest — affiliated (Note 2)	86,964	3,599,626
Securities lending income — affiliated — net (Note 2)	14,457,750	4,013,102
Other income	79,572	—

Total investment income	889,888,115	809,743,351

EXPENSES
Investment advisory fees (Note 2)	72,764,253	33,482,363

Total expenses	72,764,253	33,482,363

Net investment income	817,123,862	776,260,988

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(338,936,075)	(121,676,354)
Investments — affiliated (Note 2)	—	(121,254)
In-kind redemptions — unaffiliated	(211,608,352)	97,565,737
In-kind redemptions — affiliated (Note 2)	—	298,212

Net realized loss	(550,544,427)	(23,933,659)

Net change in unrealized appreciation/depreciation	(1,614,136,767)	(1,243,443,520)

Net realized and unrealized loss	(2,164,681,194)	(1,267,377,179)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,347,557,332)	$(491,116,191)

See notes to financial statements.

FINANCIAL STATEMENTS	169

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares iBoxx $ High Yield Corporate Bond ETF		iShares iBoxx $ Investment Grade Corporate Bond ETF
	Year ended February 29, 2016	Year ended February 28, 2015	Year ended February 29, 2016	Year ended February 28, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$817,123,862	$732,892,833	$776,260,988	$618,202,082
Net realized gain (loss)	(550,544,427)	89,571,496	(23,933,659)	243,946,253
Net change in unrealized appreciation/depreciation	(1,614,136,767)	(443,808,309)	(1,243,443,520)	422,605,288

Net increase (decrease) in net assets resulting from operations	(1,347,557,332)	378,656,020	(491,116,191)	1,284,753,623

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(826,678,362)	(728,101,752)	(766,535,606)	(608,603,942)

Total distributions to shareholders	(826,678,362)	(728,101,752)	(766,535,606)	(608,603,942)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	15,759,326,271	10,814,656,864	21,273,520,436	9,047,865,314
Cost of shares redeemed	(16,062,347,566)	(6,024,890,999)	(16,988,727,472)	(4,578,159,032)

Net increase (decrease) in net assets from capital share transactions	(303,021,295)	4,789,765,865	4,284,792,964	4,469,706,282

INCREASE (DECREASE) IN NET ASSETS	(2,477,256,989)	4,440,320,133	3,027,141,167	5,145,855,963

NET ASSETS
Beginning of year	18,021,179,386	13,580,859,253	22,044,156,686	16,898,300,723

End of year	$15,543,922,397	$18,021,179,386	$25,071,297,853	$22,044,156,686

Undistributed net investment income included in net assets at end of year	$62,175,544	$71,730,044	$67,846,436	$58,121,054

SHARES ISSUED AND REDEEMED
Shares sold	188,200,000	117,800,000	183,000,000	75,600,000
Shares redeemed	(188,200,000)	(64,800,000)	(146,100,000)	(38,500,000)

Net increase in shares outstanding	—	53,000,000	36,900,000	37,100,000

See notes to financial statements.

170	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares iBoxx $ High Yield Corporate Bond ETF
	Year ended Feb. 29, 2016	Year ended Feb. 28, 2015	Year ended Feb. 28, 2014	Year ended Feb. 28, 2013	Year ended Feb. 29, 2012
Net asset value, beginning of year	$91.71	$94.64	$93.71	$91.40	$91.75

Income from investment operations:
Net investment income[a]	4.79	4.96	5.58	6.15	6.74
Net realized and unrealized gain (loss)[b]	(12.62)	(2.89)	0.98	2.31	(0.45)

Total from investment operations	(7.83)	2.07	6.56	8.46	6.29

Less distributions from:
Net investment income	(4.78)	(5.00)	(5.63)	(6.15)	(6.64)

Total distributions	(4.78)	(5.00)	(5.63)	(6.15)	(6.64)

Net asset value, end of year	$79.10	$91.71	$94.64	$93.71	$91.40

Total return	(8.76)%	2.22%	7.31%	9.68%	7.35%

Ratios/Supplemental data:
Net assets, end of year (000s)	$15,543,922	$18,021,179	$13,580,859	$15,077,490	$14,258,718
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	5.60%	5.37%	6.01%	6.73%	7.60%
Portfolio turnover rate[c]	11%	11%	11%	19%	13%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	171

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares iBoxx $ Investment Grade Corporate Bond ETF
	Year ended Feb. 29, 2016	Year ended Feb. 28, 2015	Year ended Feb. 28, 2014	Year ended Feb. 28, 2013	Year ended Feb. 29, 2012
Net asset value, beginning of year	$121.46	$117.02	$120.06	$116.86	$108.74

Income from investment operations:
Net investment income[a]	4.00	4.06	4.25	4.60	5.00
Net realized and unrealized gain (loss)[b]	(6.70)	4.42	(2.94)	3.22	8.08

Total from investment operations	(2.70)	8.48	1.31	7.82	13.08

Less distributions from:
Net investment income	(3.96)	(4.04)	(4.35)	(4.61)	(4.96)
Net realized gain	—	—	—	(0.01)	—

Total distributions	(3.96)	(4.04)	(4.35)	(4.62)	(4.96)

Net asset value, end of year	$114.80	$121.46	$117.02	$120.06	$116.86

Total return	(2.19)%	7.35%	1.19%	6.81%	12.37%

Ratios/Supplemental data:
Net assets, end of year (000s)	$25,071,298	$22,044,157	$16,898,301	$24,037,003	$19,563,089
Ratio of expenses to average net assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets	3.44%	3.42%	3.66%	3.87%	4.48%
Portfolio turnover rate[c]	13%	9%	6%	5%	4%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

172	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
iBoxx $ High Yield Corporate Bond	Diversified
iBoxx $ Investment Grade Corporate Bond	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services

NOTES TO FINANCIAL STATEMENTS	173

Notes to Financial Statements (Continued)

iSHARES® TRUST

generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

NOTES TO FINANCIAL STATEMENTS	174

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of February 29, 2016. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF	Level 1	Level 2	Level 3	Total
iBoxx $ High Yield Corporate Bond
Investments:
Assets:
Corporate Bonds & Notes	$—	$15,102,511,620	$—	$15,102,511,620
Money Market Funds	4,260,533,150	—	—	4,260,533,150

Total	$4,260,533,150	$15,102,511,620	$—	$19,363,044,770

iBoxx $ Investment Grade Corporate Bond
Investments:
Assets:
Corporate Bonds & Notes	$—	$24,674,590,818	$—	$24,674,590,818
U.S. Government Obligations	—	39,040,799	—	39,040,799
Money Market Funds	2,582,472,820	—	—	2,582,472,820

Total	$2,582,472,820	$24,713,631,617	$—	$27,296,104,437

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

NOTES TO FINANCIAL STATEMENTS	175

Notes to Financial Statements (Continued)

iSHARES® TRUST

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of February 29, 2016, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of February 29, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of February 29, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
iBoxx $ High Yield Corporate Bond
Barclays Capital Inc.	$296,417,330	$296,417,330	$—
BNP Paribas Prime Brokerage Inc.	72,772,181	72,772,181	—
Citigroup Global Markets Inc.	485,805,448	485,805,448	—
Credit Suisse Securities (USA) LLC	271,989,843	271,989,843	—
Deutsche Bank Securities Inc.	294,828,347	294,828,347	—
Goldman Sachs & Co.	286,014,330	286,014,330	—
HSBC Securities (USA) Inc.	8,316,690	8,316,690	—
Jefferies LLC	76,387,638	76,387,638	—
JPMorgan Clearing Corp.	971,899,231	971,899,231	—
JPMorgan Securities LLC	357,497,235	357,497,235	—
Merrill Lynch, Pierce, Fenner & Smith	190,153,020	190,153,020	—
Morgan Stanley & Co. LLC	228,861,166	228,861,166	—
National Financial Services LLC	92,061	92,061	—
RBC Capital Markets LLC	300,277,712	300,277,712	—
SG Americas Securities LLC	95,580,875	95,580,875	—
UBS Securities LLC	22,143,887	22,143,887	—
Wells Fargo Securities LLC	34,650,360	34,650,360	—

	$3,993,687,354	$3,993,687,354	$—

176	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
iBoxx $ Investment Grade Corporate Bond
Barclays Capital Inc.	$207,388,148	$207,388,148	$—
BNP Paribas Prime Brokerage Inc.	26,281,887	26,281,887	—
Citigroup Global Markets Inc.	151,176,634	151,176,634	—
Credit Suisse Securities (USA) LLC	47,598,754	47,598,754	—
Deutsche Bank Securities Inc.	88,999,057	88,999,057	—
Goldman Sachs & Co.	492,213,605	492,213,605	—
HSBC Securities (USA) Inc.	129,228,878	129,228,878	—
Jefferies LLC	51,276,550	51,276,550	—
JPMorgan Clearing Corp.	141,557,798	141,557,798	—
JPMorgan Securities LLC	260,366,516	260,366,516	—
Merrill Lynch, Pierce, Fenner & Smith	79,318,064	79,318,064	—
Morgan Stanley & Co. LLC	67,036,945	67,036,945	—
RBC Capital Markets LLC	356,760,596	356,760,596	—
Scotia Capital (USA) Inc.	6,992,109	6,992,109	—
SG Americas Securities LLC	77,475,092	77,475,092	—
UBS Securities LLC	2,580,055	2,580,055	—
Wells Fargo Securities LLC	91,976,480	91,976,480	—

	$2,278,227,168	$2,278,227,168	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received was in excess of the market value of securities loaned at year end and is disclosed in each Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the iShares iBoxx $ High Yield Corporate Bond ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.5000%		First $19 billion
0.4750	[a]	Over $19 billion, up to and including $33 billion
0.4513	[a]	Over $33 billion, up to and including $58 billion
0.4287	[a]	Over $58 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

NOTES TO FINANCIAL STATEMENTS	177

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to the iShares iBoxx $ Investment Grade Corporate Bond ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.1500%		First $121 billion
0.1425	[a]	Over $121 billion, up to and including $181 billion
0.1354	[a]	Over $181 billion, up to and including $231 billion
0.1287	[a]	Over $231 billion, up to and including $281 billion
0.1222	[a]	Over $281 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

Prior to July 1, 2015, for its investment advisory services to the iShares iBoxx $ Investment Grade Corporate Bond ETF, BFA was entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.1500%		First $121 billion
0.1425	[a]	Over $121 billion, up to and including $211 billion
0.1354	[a]	Over $211 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

178	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended February 29, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
iBoxx $ High Yield Corporate Bond	$4,577,634
iBoxx $ Investment Grade Corporate Bond	1,631,385

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended February 29, 2016, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
iBoxx $ High Yield Corporate Bond	$—	$25,783,754
iBoxx $ Investment Grade Corporate Bond	60,471,393	1,047,265,433

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

NOTES TO FINANCIAL STATEMENTS	179

Notes to Financial Statements (Continued)

iSHARES® TRUST

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended February 29, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Principal Held at Beginning of Year (000s)	Principal Purchased (000s)	Principal Sold (000s)	Principal Held at End of Year (000s)	Value at End of Year	Interest Income	Net Realized Gain (Loss)
iBoxx $ Investment Grade Corporate Bond
PNC Bank N.A.
2.20%, 01/28/19	$17,525	$—	$(11,250)	$6,275	$6,315,815	$327,445	$50,451
2.25%, 07/02/19	5,250	2,500	—	7,750	7,808,335	131,849	—
2.40%, 10/18/19	2,250	10,500	—	12,750	12,900,191	150,093	—
2.45%, 11/05/20	—	2,400	—	2,400	2,424,218	—	—
2.60%, 07/21/20	—	11,000	—	11,000	11,174,466	153,135	—
2.70%, 11/01/22	25,550	19,287	(35,250)	9,587	9,419,403	619,444	(40,252)
2.95%, 01/30/23	5,800	1,500	—	7,300	7,301,418	177,735	—
2.95%, 02/23/25	—	17,300	—	17,300	17,177,729	286,878	—
3.80%, 07/25/23	19,928	1,225	(5,500)	15,653	16,476,149	630,157	166,759
PNC Financial Services Group Inc. (The)
3.90%, 04/29/24	10,470	2,070	—	12,540	12,946,641	431,415	—
PNC Funding Corp.
3.30%, 03/08/22	8,069	1,500	—	9,569	9,922,566	238,355	—
4.38%, 08/11/20	3,773	6,951	—	10,724	11,629,478	241,583	—
5.13%, 02/08/20	3,965	—	—	3,965	4,366,776	122,210	—

					$129,863,185	$3,510,299	$176,958

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended February 29, 2016 were as follows:

	U.S. Government Obligations		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
iBoxx $ High Yield Corporate Bond	$—	$—	$2,190,025,940	$1,565,472,187
iBoxx $ Investment Grade Corporate Bond	103,148,598	84,873,565	4,556,107,390	2,758,811,257

180	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended February 29, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
iBoxx $ High Yield Corporate Bond	$14,673,838,874	$15,561,804,233
iBoxx $ Investment Grade Corporate Bond	19,211,417,256	16,674,166,978

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in fixed income instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

NOTES TO FINANCIAL STATEMENTS	181

Notes to Financial Statements (Continued)

iSHARES® TRUST

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in fixed-income securities. Changes in market interest rates or economic conditions, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Given the environment of historically low interest rates, each Fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

The iShares $ iBoxx High Yield Corporate Bond ETF invests a substantial portion of its assets in high yield securities that are rated below investment-grade (including those bonds rated lower than “BBB- “ by Standard & Poor’s Ratings Services and Fitch or “Baa3” by Moody’s), or are unrated which may be more volatile than higher-rated securities of similar maturity. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities. In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

182	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

February 29, 2016, attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
iBoxx $ High Yield Corporate Bond	$(211,898,459)	$—	$211,898,459
iBoxx $ Investment Grade Corporate Bond	88,030,167	—	(88,030,167)

The tax character of distributions paid during the years ended February 29, 2016 and February 28, 2015 was as follows:

iShares ETF	2016	2015
iBoxx $ High Yield Corporate Bond
Ordinary income	$826,678,362	$728,101,752

iBoxx $ Investment Grade Corporate Bond
Ordinary income	$766,535,606	$608,603,942

As of February 29, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
iBoxx $ High Yield Corporate Bond	$62,175,544	$(280,131,210)	$(1,653,404,289)	$(185,049,346)	$(2,056,409,301)
iBoxx $ Investment Grade Corporate Bond	67,846,436	(29,965,426)	(430,379,582)	(101,345,649)	(493,844,221)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of February 29, 2016, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Total
iBoxx $ High Yield Corporate Bond	$273,456,668	$6,496,723	$177,819	$280,131,210
iBoxx $ Investment Grade Corporate Bond	29,965,426	—	—	29,965,426

[a]	Must be utilized prior to losses subject to expiration.

NOTES TO FINANCIAL STATEMENTS	183

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of February 29, 2016, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
iBoxx $ High Yield Corporate Bond	$21,016,449,059	$56,792,719	$(1,710,197,008)	$(1,653,404,289)
iBoxx $ Investment Grade Corporate Bond	27,726,484,019	233,621,968	(664,001,550)	(430,379,582)

Management has analyzed tax laws and regulations and their application to the Funds as of February 29, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

184	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares iBoxx $ High Yield Corporate Bond ETF and iShares iBoxx $ Investment Grade Corporate Bond ETF (the “Funds”) at February 29, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

April 20, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	185

Notes:

186	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1010-1016

OCTOBER 31, 2016

2016 ANNUAL REPORT

iShares U.S. ETF Trust

➢	iShares Interest Rate Hedged 10+ Year Credit Bond ETF | CLYH | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

U.S. BOND MARKET OVERVIEW

The U.S. bond market posted positive returns for the 12-month period ended October 31, 2016 (the “reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond performance, returned 4.37% for the reporting period.

The bond market’s advance reflected continued uncertainty regarding the economic environment. Overall, the U.S. economy grew by 1.5% for the 12 months ended September 30, 2016 (the most recent data available), decelerating from 2.2% for the 12 months ended September 30, 2015. Although employment growth remained robust, other segments of the economy struggled. For example, industrial production contracted during the reporting period, while consumer spending increased by just 2.2%. As a result, the economy generated three consecutive quarters of anemic growth before rebounding in the final quarter of the reporting period.

Inflation generally remained muted as the consumer price index (“CPI”) rose by 1.6% for the reporting period. Although low by historical standards, the increase in the CPI was notably higher than the 0.2% increase for the 12 months ended October 31, 2015, reflecting a recovery in energy prices after they bottomed in February 2016.

In this environment, the U.S. Federal Reserve Bank (the “Fed”) ended a seven-year period of near-zero interest rates by raising its short-term interest rate target in December 2015. The Fed’s first interest rate hike since June 2006 increased the federal funds target rate from a range of 0%-0.25% to a range of 0.25%-0.50%. Despite expectations of more Fed rate increases in 2016, the slowing economic environment and lack of inflationary pressure led the Fed to hold rates steady for the remainder of the reporting period.

The combination of decelerating economic growth and low inflation pushed most U.S. bond yields lower and bond prices higher for the reporting period. Longer-term bonds fared best as long-term yields declined the most, while short-term bond yields rose slightly, reflecting the Fed rate hike in late 2015.

Sector performance was driven by strong investor demand for yield in a low interest rate environment. Consequently, corporate bonds — which offer the highest yields in the U.S. bond market — delivered the best returns for the reporting period. Lower-quality corporate bonds outperformed as the search for yield led investors to seek out riskier segments of the corporate bond market. In particular, high-yield corporate bonds (those with credit ratings below investment grade) returned more than 10% for the reporting period. Within the corporate sector, bonds issued by utility companies produced the highest returns. Industrial bonds also fared well, led by the strong performance of energy and commodity-related securities, while financial bonds lagged.

U.S. Treasury inflation-protected securities (“TIPS”) were also among the leading performers for the reporting period. The rebound in energy prices led to increased investor demand for inflation protection, which aided performance in the TIPS market.

Mortgage-backed securities posted positive returns for the reporting period but trailed the performance of the overall U.S. bond market. Mortgage-backed securities were held in check by prepayment fears as declining interest rates led to concerns about a renewed wave of mortgage refinancing.

U.S. Treasury and government agency bonds posted the lowest returns among U.S. bonds for the reporting period. Limited demand for the relatively low yields of Treasury and agency bonds weighed on their performance, as did the general underperformance of higher-quality securities.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

Performance as of October 31, 2016

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	2.49%	(0.61)%	2.49%	(0.77)%
Fund Market	2.71%	(0.54)%	2.71%	(0.69)%
Bloomberg Barclays U.S. Long Credit Interest Rate Swaps Hedged Index	3.89%	(0.07)%	3.89%	(0.08)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/22/15. The first day of secondary market trading was 7/23/15.

The Bloomberg Barclays U.S. Long Credit Interest Rate Swaps Hedged Index (formerly the Barclays U.S. Long Credit Interest Rate Swaps Hedged Index) is an unmanaged index that consists of the Bloomberg Barclays U.S. Long Credit Index plus interest rate swaps that intend to hedge the interest rate exposure of the existing Bloomberg Barclays U.S. Long Credit Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a,b]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,014.90	$0.46	$1,000.00	$1,024.70	$0.46	0.09%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 8 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

The iShares Interest Rate Hedged 10+ Year Credit Bond ETF (the “Fund”) seeks to mitigate the interest rate risk of a portfolio composed of investment-grade U.S. corporate bonds and U.S. dollar-denominated bonds, including those of non-U.S. corporations and governments, with remaining maturities greater than ten years. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares 10+ Year Credit Bond ETF. The Fund attempts to mitigate the interest rate risk of the underlying fund by holding short positions in U.S. Treasury futures or interest rate swaps. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 2.49%, net of fees.

The Fund’s performance was largely driven by strong investor demand for yield in a low interest rate environment, which narrowed the difference in yield between U.S. Treasuries and corporate bonds. Corporate bonds — which typically offer higher yields than U.S. Treasuries — outperformed all other sectors of the bond market. Higher-quality corporate bonds trailed high-yield bonds, as the search for yield led investors to seek out riskier segments of the corporate bond market.

Every sector of the Fund contributed positively to performance for the reporting period. Corporate bonds, which represented approximately 82% of the Fund on average during the reporting period, contributed the majority of the Fund’s return. Within the corporate sector, industrial bonds contributed the most to Fund performance, led by the consumer-oriented and communications industries. The Fund’s energy bonds also performed well as oil and gas prices rebounded in the second half of the reporting period. Financial bonds also helped Fund performance for the reporting period, with the banking and insurance industries contributing the most to performance.

Non-corporate credit securities also contributed to the Fund’s return for the reporting period. These securities tend to be higher quality than corporate bonds, and consequently offer lower yields.

From a credit quality perspective, the Fund’s position in medium-quality bonds — those rated A and Baa, which represented approximately 80% of the Fund on average for the reporting period — delivered the largest contribution to the Fund’s return.

The Fund’s interest rate hedging activity detracted from Fund performance for the reporting period. Hedging against interest rate risk can improve returns when bond yields rise, but it can be a drag on performance when bond yields decline, as was the case during the reporting period.

ALLOCATION BY INVESTMENT TYPE 1

As of 10/31/16

Investment Type	Percentage of Total Investments [2]

Corporate Bonds & Notes	86.46%
Municipal Debt Obligations	7.97
Foreign Government Obligations	5.57

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY 1

As of 10/31/16

Moody’s Credit Rating [3]	Percentage of Total Investments [2]

Aaa	3.69%
Aa	12.78
A	36.40
Baa	42.61
Ba	3.44
B	0.01
Not Rated	1.07

TOTAL	100.00%

[1]	Table shown is for the iShares 10+ Year Credit Bond ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.
[3]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2016 and held through October 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 91.01%

EXCHANGE-TRADED FUNDS — 91.01%
iShares 10+ Year Credit Bond ETF[a]	124,896	$7,666,116

		7,666,116

TOTAL INVESTMENT COMPANIES
(Cost: $7,252,392)		7,666,116

SHORT-TERM INVESTMENTS — 4.49%

MONEY MARKET FUNDS — 4.49%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[b,c]	377,931	377,931

		377,931

TOTAL SHORT-TERM INVESTMENTS
(Cost: $377,931)		377,931

Value
TOTAL INVESTMENTS IN SECURITIES — 95.50%
(Cost: $7,630,323)[d]	$8,044,047
Other Assets, Less Liabilities — 4.50%	379,159

NET ASSETS — 100.00%	$8,423,206

[a]	Affiliated issuer. See Schedule 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $7,630,882. Net unrealized appreciation was $413,165, of which $413,165 represented gross unrealized appreciation on securities and $ — represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended October 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares 10+ Year Credit Bond ETF	134,996	27,692	(37,792)	124,896	$7,666,116	$300,645	$(22,436)

Schedule 2 — Swaps Contracts (Note 5)

Centrally cleared short interest rate swaps outstanding as of October 31, 2016 were as follows:

Fixed rate [a]	Floating rate [a]	Clearinghouse	Expiration date	Notional amount	Value	Premiums paid (received)	Unrealized appreciation (depreciation)
1.01%	3-month LIBOR	Chicago Mercantile	12/08/2018	$(500,000)	$1,004	$60	$944
1.17%	3-month LIBOR	Chicago Mercantile	12/08/2021	(1,000,000)	9,945	86	9,859
1.44%	3-month LIBOR	Chicago Mercantile	12/08/2026	(2,150,000)	59,738	(2,042)	61,780
1.70%	3-month LIBOR	Chicago Mercantile	12/08/2036	(2,500,000)	140,002	(10,052)	150,054
1.77%	3-month LIBOR	Chicago Mercantile	12/08/2046	(1,500,000)	114,197	(12,718)	126,915

				Net unrealized appreciation			$349,552

[a]	The Fund pays the fixed rate and receives the floating rate.

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

October 31, 2016

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$7,666,116	$—	$—	$7,666,116
Money market funds	377,931	—	—	377,931

Total	$8,044,047	$—	$—	$8,044,047

Derivative financial instruments[a]:
Assets:
Centrally cleared interest rate swaps	$—	$349,552	$—	$349,552

Total	$—	$349,552	$—	$349,552

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

October 31, 2016

ASSETS
Investments, at cost:
Affiliated (Note 2)	$7,630,323

Total cost of investments	$7,630,323

Investments in securities, at fair value (Note 1):
Affiliated (Note 2)	$8,044,047

Total fair value of investments	8,044,047
Cash	6,000
Cash pledged for centrally cleared swaps	395,000
Receivables:
Dividends	61

Total Assets	8,445,108

LIABILITIES
Payables:
Investment advisory fees (Note 2)	714
Variation margin on centrally cleared swaps	21,188

Total Liabilities	21,902

NET ASSETS	$8,423,206

Net assets consist of:
Paid-in capital	$8,497,973
Accumulated net realized loss	(838,043)
Net unrealized appreciation	763,276

NET ASSETS	$8,423,206

Shares outstanding[a]	350,000

Net asset value per share	$24.07

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statement of Operations

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

Year ended October 31, 2016

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$301,142

Total investment income	301,142

EXPENSES
Investment advisory fees (Note 2)	27,175

Total expenses	27,175
Less investment advisory fees waived (Note 2)	(19,375)

Net expenses	7,800

Net investment income	293,342

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated (Note 2)	(317)
In-kind redemptions — affiliated (Note 2)	(22,122)
Swap agreements	(914,198)
Realized gain distributions from affiliated funds	1

Net realized loss	(936,636)

Net change in unrealized appreciation/depreciation on:
Investments	381,314
Swap agreements	407,714

Net change in unrealized appreciation/depreciation	789,028

Net realized and unrealized loss	(147,608)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$145,734

See notes to financial statements.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

	Year ended October 31, 2016	Period from July 22, 2015[a] to October 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$293,342	$40,904
Net realized loss	(936,636)	(35,744)
Net change in unrealized appreciation/depreciation	789,028	(25,752)

Net increase (decrease) in net assets resulting from operations	145,734	(20,592)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(200,730)	(22,101)
Return of capital	(6,500)	(11,253)

Total distributions to shareholders	(207,230)	(33,354)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,201,441	8,483,227
Cost of shares redeemed	(1,146,020)	—

Net increase in net assets from capital share transactions	55,421	8,483,227

INCREASE (DECREASE) IN NET ASSETS	(6,075)	8,429,281

NET ASSETS
Beginning of period	8,429,281	—

End of period	$8,423,206	$8,429,281

SHARES ISSUED AND REDEEMED
Shares sold	50,000	350,000
Shares redeemed	(50,000)	—

Net increase in shares outstanding	—	350,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	13

Financial Highlights

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

(For a share outstanding throughout each period)

	Year ended Oct. 31, 2016	Period from Jul. 22, 2015[a] to Oct. 31, 2015
Net asset value, beginning of period	$24.08	$25.10

Income from investment operations:
Net investment income[b]	0.89	0.26
Net realized and unrealized loss[c]	(0.28)	(1.09)

Total from investment operations	0.61	(0.83)

Less distributions from:
Net investment income	(0.60)	(0.13)
Return of capital	(0.02)	(0.06)

Total distributions	(0.62)	(0.19)

Net asset value, end of period	$24.07	$24.08

Total return	2.49%[d]	(3.19)%[d,e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$8,423	$8,429
Ratio of expenses to average net assets[f,g]	0.10%	0.12%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.35%	0.35%
Ratio of net investment income to average net assets[f]	3.78%	3.80%
Portfolio turnover rate[h,i]	9%	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	The total return disclosed is based on the net asset value (“NAV”) calculated daily for the creation and redemption of shares in the Fund, which may differ from the NAV calculated for financial reporting purposes. Based on the NAV calculated for financial reporting purposes, the total returns for the year ended October 31, 2016 and the period ended October 31, 2015 were 2.62% and -3.31%, respectively.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. These ratios do not include these indirect fees and expenses.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested.

See notes to financial statements.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated June 21, 2011.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Interest Rate Hedged 10+ Year Credit Bond	Diversified

Currently the Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an exchange-traded fund of iShares Trust (an “underlying fund”), an affiliate of the Fund. The financial statements and schedules of investments for the underlying fund can be found elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

Pursuant to the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions from the Underlying Funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.35% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to reduce its investment advisory fee for the Fund through February 28, 2022 so that the investment advisory fee is equal to the acquired fund fees and expenses that would be been experienced by the Fund related to its investments in the iShares 10+ Year Credit Bond ETF (“CLY”), after taking into account any fee waivers by CLY, plus 0.10%.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BlackRock Institutional Trust Company, N.A. and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2016, were $611,569 and $1,120,948, respectively.

In-kind purchases and sales (see Note 4) for the year ended October 31, 2016, were $1,129,399 and $1,075,051, respectively.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statement of changes in net assets.

5.	INTEREST RATE SWAPS

The Fund may enter into short positions in interest rate swaps in an attempt to mitigate interest rate risk by economically hedging the value of fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Swap agreements are privately negotiated in the over-the-counter market. The Fund enters into centrally cleared interest rate swaps.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (“CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the schedule of investments and cash deposited is recorded on the statement of assets and liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the statement of assets and liabilities. Payments received from (paid to) the CCP, including at termination, are recorded as realized gain (loss) in the statement of operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

The following table shows the value of interest rate swaps held by the Fund as of October 31, 2016 and the related locations in the statement of assets and liabilities, presented by risk exposure category:

Assets
Centrally cleared interest rate swaps:
Variation margin / Net assets consist of – net unrealized appreciation[a]	$349,552

[a]	Represents cumulative appreciation of centrally cleared interest rate swaps as reported in the schedule of investments. Only current day’s variation margin is reported separately within the statement of assets and liabilities.

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

The following table shows the realized and unrealized gains (losses) on interest rate swaps held by the Fund during the year ended October 31, 2016 and the related locations in the statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Centrally cleared interest rate swaps:
Swap agreements	$(914,198)	$407,714

For the year ended October 31, 2016, the average quarter-end notional amount of open interest rate swaps for the Fund (where the Fund pays the fixed rate), was $6,386,000.

6.	PRINCIPAL RISKS

In the normal course of business, the Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks the Fund is exposed to include market risk and credit risk. The Fund’s prospectus provides details of these and other types of risk.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by virtue of its investment in equity, fixed income and/or financial derivative instruments or indirectly by virtue of its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

7.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2016, attributable to the accounting for swap agreements and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$(22,922)	$(92,612)	$115,534

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 was as follows:

	2016	2015
Ordinary income	$200,730	$22,101
Return of capital	6,500	11,253

	$207,230	$33,354

As of October 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
$(837,484)	$762,717	$(74,767)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2016, the Fund had non-expiring capital loss carryforwards in amount of $837,484 available to offset future realized capital gains.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares U.S. ETF Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Interest Rate Hedged 10+ Year Credit Bond ETF (the “Fund”) at October 31, 2016, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2016

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

For the fiscal year ended October 31, 2016, the Fund hereby designates $194,233 as the maximum amount allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Board Review and Approval of Investment Advisory

Contract

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	23

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board further noted that the Fund’s Peer Group contained only four comparison funds identified by Broadridge, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that during the prior year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its peer group and benchmark index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group and benchmark index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	25

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$0.603924	$—	$0.019899	$0.623823	97%	—%	3%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund. The information shown for the Fund is for five calendar years (or from the inception date of the Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for the Fund are disclosed in the table for the Fund.

SUPPLEMENTAL INFORMATION	27

Supplemental Information (Unaudited) (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

Period Covered: July 22, 2015 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.33%
Greater than 1.0% and Less than 1.5%	5	1.65
Greater than 0.5% and Less than 1.0%	11	3.63
Between 0.5% and –0.5%	274	90.43
Less than –0.5% and Greater than –1.0%	12	3.96

	303	100%

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® U.S. ETF TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees a total of 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. Mr. Lawton also serves as an Advisory Board Member for iShares, Inc. and iShares Trust with respect to 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee, Advisory Board Member and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Fund’s Trustees and officers may be found in the Fund’s combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2011).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).

Mark Wiedman[b] (45)	Trustee (since 2013)	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS	29

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2011); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).

Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares Inc. and iShares Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009);

Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (73)	Trustee (since 2011); Audit Committee Chair (since 2011).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2011); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).

John E. Martinez (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Directorsc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (52)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

TRUSTEE AND OFFICER INFORMATION	31

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2011).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (54)	Executive Vice President (since 2011).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Advisory Board Member

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Advisory Board Member During the Past 5 Years
Drew E. Lawton (57)	Advisory Board Member (since 2016).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Advisory Board Member of iShares, Inc. (since 2016); Advisory Board Member of iShares Trust (since 2016); Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds (124 portfolios) (March 2016-October 2016).

TRUSTEE AND OFFICER INFORMATION	33

Additional Financial Information

Schedule of Investments (Unaudited)

October 31, 2016

Statement of Assets and Liabilities (Unaudited)

October 31, 2016

Audited Financial Statements

February 29, 2016

iShares Trust

iShares 10+ Year Credit Bond ETF  |  CLY  |  NYSE Arca

34

Schedule of Investments (Unaudited)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security		Principal (000s)	Value
CORPORATE BONDS & NOTES — 84.55%

ADVERTISING — 0.03%
WPP Finance 2010
5.13%, 09/07/42		$55	$58,149
5.63%, 11/15/43		229	264,179

			322,328
AEROSPACE & DEFENSE — 1.59%
Boeing Co. (The)
3.30%, 03/01/35	(Call 09/01/34)	275	272,377
3.38%, 06/15/46	(Call 12/15/45)	600	579,636
3.50%, 03/01/45	(Call 09/01/44)	403	398,531
6.63%, 02/15/38		16	22,603
6.88%, 03/15/39[a]		282	413,181
General Dynamics Corp.
3.60%, 11/15/42	(Call 05/15/42)	406	406,755
Lockheed Martin Corp.
3.60%, 03/01/35	(Call 09/01/34)	419	415,849
3.80%, 03/01/45	(Call 09/01/44)	624	620,081
4.07%, 12/15/42		1,450	1,501,171
4.50%, 05/15/36	(Call 11/15/35)[a]	775	864,520
4.70%, 05/15/46	(Call 11/15/45)	1,009	1,145,558
4.85%, 09/15/41		400	453,940
Series B
6.15%, 09/01/36		189	245,980
Northrop Grumman Corp.
3.85%, 04/15/45	(Call 10/15/44)	100	100,783
4.75%, 06/01/43		451	512,512
5.05%, 11/15/40		311	358,633
Northrop Grumman Systems Corp.
7.75%, 02/15/31		555	806,498
Raytheon Co.
4.20%, 12/15/44	(Call 06/15/44)	218	240,441
4.70%, 12/15/41		378	438,703
4.88%, 10/15/40		112	131,772
7.20%, 08/15/27		155	213,551
Rockwell Collins Inc.
4.80%, 12/15/43	(Call 06/15/43)	261	291,172
United Technologies Corp.
3.75%, 11/01/46	(Call 05/01/46)	500	497,335
4.15%, 05/15/45	(Call 11/16/44)	625	659,719
4.50%, 06/01/42		2,700	2,952,801
5.40%, 05/01/35		11	13,262
5.70%, 04/15/40		572	727,887

Security		Principal (000s)	Value
6.05%, 06/01/36		$196	$253,054
6.13%, 07/15/38		18	23,892
6.70%, 08/01/28		775	1,056,496
7.50%, 09/15/29		114	167,396

			16,786,089
AGRICULTURE — 1.14%
Altria Group Inc.
3.88%, 09/16/46	(Call 03/16/46)	350	345,450
4.25%, 08/09/42		400	415,244
4.50%, 05/02/43		411	444,196
5.38%, 01/31/44		1,702	2,076,338
Archer-Daniels-Midland Co.
4.02%, 04/16/43		799	836,633
4.54%, 03/26/42		378	423,874
Lowe’s Companies Inc.
4.25%, 09/15/44	(Call 03/15/44)	407	436,064
Philip Morris International Inc.
3.88%, 08/21/42		26	25,727
4.13%, 03/04/43		217	222,069
4.25%, 11/10/44[a]		1,850	1,946,903
4.38%, 11/15/41		86	91,242
4.50%, 03/20/42		171	184,907
4.88%, 11/15/43		430	489,056
6.38%, 05/16/38		929	1,249,951
Reynolds American Inc.
5.70%, 08/15/35	(Call 02/15/35)	136	164,065
5.85%, 08/15/45	(Call 02/15/45)	1,300	1,621,243
6.15%, 09/15/43		381	488,202
7.25%, 06/15/37[a]		403	553,549

			12,014,713
AIRLINES — 0.40%
American Airlines 2014-1 Pass Through Trust Class A
3.70%, 04/01/28[a]		0	0
American Airlines 2015-1 Pass Through Trust Class A
3.38%, 11/01/28		1,207	1,230,937
American Airlines 2016-1 Pass Through Trust Class AA
3.58%, 07/15/29		18	18,876
American Airlines 2016-2 Pass Through Trust Class AA
3.20%, 12/15/29		84	85,380

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security		Principal (000s)	Value
American Airlines Pass Through Trust Series 2016-3, Class AA
3.00%, 04/15/30		$1,000	$1,006,180
Latam Airlines 2015-1 Pass Through Trust A
4.20%, 08/15/29		484	475,263
United Airlines 2014-2 Pass Through Trust Class A
3.75%, 03/03/28[a]		565	593,075
United Airlines 2015-1 Pass Through Trust Class AA
3.45%, 06/01/29		79	82,944
United Airlines 2016-2 Class AA Pass Through Trust Series AA
2.88%, 04/07/30		750	751,320

			4,243,975
APPAREL — 0.15%
NIKE Inc.
3.38%, 11/01/46	(Call 05/01/46)	250	242,602
3.63%, 05/01/43	(Call 11/01/42)	300	303,261
3.88%, 11/01/45	(Call 05/01/45)	600	626,964
VF Corp.
6.00%, 10/15/33		150	186,642
6.45%, 11/01/37		201	268,444

			1,627,913
AUTO MANUFACTURERS — 0.86%
Daimler Finance North America LLC
8.50%, 01/18/31		950	1,521,378
Ford Holdings LLC
9.30%, 03/01/30		300	425,067
Ford Motor Co.
4.75%, 01/15/43[a]		1,186	1,185,087
6.38%, 02/01/29		350	421,438
6.63%, 10/01/28[a]		16	19,863
7.40%, 11/01/46		114	159,963
7.45%, 07/16/31		1,300	1,703,910
General Motors Co.
5.00%, 04/01/35[a]		102	103,657
5.20%, 04/01/45		800	813,000
6.25%, 10/02/43		700	801,500

Security		Principal (000s)	Value
6.60%, 04/01/36	(Call 10/01/35)	$1,400	$1,646,750
6.75%, 04/01/46	(Call 10/01/45)	190	232,750

			9,034,363
AUTO PARTS & EQUIPMENT — 0.22%
BorgWarner Inc.
4.38%, 03/15/45	(Call 09/15/44)	185	186,597
Delphi Automotive PLC
4.40%, 10/01/46	(Call 04/01/46)	700	689,640
Johnson Controls Inc.
4.63%, 07/02/44	(Call 01/02/44)	300	317,046
4.95%, 07/02/64	(Call 01/02/64)	107	107,471
5.25%, 12/01/41	(Call 06/01/41)	5	5,692
5.70%, 03/01/41		5	5,939
6.00%, 01/15/36		791	960,701

			2,273,086
BANKS — 7.86%
Bank of America Corp.
3.25%, 10/21/27	(Call 10/21/26)	2,000	2,002,920
4.25%, 10/22/26		—	—
4.88%, 04/01/44		1,360	1,545,314
5.00%, 01/21/44		1,603	1,828,751
5.88%, 02/07/42		570	719,123
6.11%, 01/29/37		1,400	1,694,476
6.75%, 06/01/28		14	17,148
7.75%, 05/14/38		800	1,131,896
Series L
4.75%, 04/21/45[a]		8	8,328
Bank of America N.A.
6.00%, 10/15/36		250	313,933
Bank of New York Mellon Corp. (The)
3.00%, 10/30/28	(Call 07/30/28)	85	84,926
Bank One Corp.
7.63%, 10/15/26		481	633,818
8.00%, 04/29/27		229	308,032
Barclays PLC
5.25%, 08/17/45		810	882,835
Branch Banking & Trust Co.
3.80%, 10/30/26	(Call 09/30/26)	528	565,947
Citigroup Inc.
4.13%, 07/25/28[a]		350	358,284
4.30%, 11/20/26		1,250	1,303,425
4.45%, 09/29/27[a]		2,425	2,552,846

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security		Principal (000s)	Value
4.65%, 07/30/45		$750	$823,245
4.75%, 05/18/46		250	256,432
5.30%, 05/06/44		515	564,950
5.88%, 02/22/33		266	304,514
5.88%, 01/30/42		900	1,143,837
6.00%, 10/31/33		266	311,643
6.13%, 08/25/36		500	592,855
6.63%, 01/15/28		11	13,678
6.63%, 06/15/32		575	715,260
6.68%, 09/13/43		296	378,871
6.88%, 02/15/98		100	137,055
8.13%, 07/15/39		1,510	2,307,824
Cooperatieve Rabobank UA
5.25%, 05/24/41		1,050	1,281,871
5.25%, 08/04/45		291	326,528
5.75%, 12/01/43		850	1,019,592
Credit Suisse Group Funding Guernsey Ltd.
4.88%, 05/15/45[a]		1,036	1,085,148
Fifth Third Bancorp.
8.25%, 03/01/38		544	784,747
First Republic Bank/CA
4.38%, 08/01/46	(Call 02/01/46)	250	237,752
Goldman Sachs Group Inc. (The)
4.75%, 10/21/45	(Call 04/21/45)	1,200	1,314,204
4.80%, 07/08/44	(Call 01/08/44)	1,100	1,195,964
5.15%, 05/22/45[a]		1,000	1,078,420
5.95%, 01/15/27		850	992,367
6.13%, 02/15/33		1,700	2,102,390
6.25%, 02/01/41		1,500	1,926,990
6.45%, 05/01/36		650	789,445
6.75%, 10/01/37		2,965	3,732,401
HSBC Bank PLC
7.65%, 05/01/25		100	123,984
HSBC Bank USA N.A./New York NY
5.63%, 08/15/35		1,750	2,044,998
HSBC Holdings PLC
5.25%, 03/14/44		1,400	1,535,758
6.10%, 01/14/42		416	538,346
6.50%, 05/02/36		1,056	1,314,467
6.50%, 09/15/37		1,007	1,260,532
6.80%, 06/01/38		600	777,276
7.63%, 05/17/32		371	491,957

Security		Principal (000s)	Value
JPMorgan Chase & Co.
2.95%, 10/01/26	(Call 07/01/26)	$—	$—
4.13%, 12/15/26		1,321	1,395,663
4.25%, 10/01/27[a]		1,718	1,830,254
4.85%, 02/01/44[a]		1,543	1,793,799
4.95%, 06/01/45[a]		718	787,129
5.40%, 01/06/42		1,862	2,254,938
5.50%, 10/15/40		517	631,598
5.60%, 07/15/41		746	925,525
5.63%, 08/16/43		419	491,428
6.40%, 05/15/38		945	1,270,165
KfW
0.01%, 04/18/36		1,500	871,050
0.01%, 06/29/37[a]		1,200	676,884
Lloyds Banking Group PLC
5.30%, 12/01/45[b]		500	523,565
Morgan Stanley
3.95%, 04/23/27		1,350	1,387,368
4.30%, 01/27/45		1,200	1,257,696
4.35%, 09/08/26		400	423,628
6.38%, 07/24/42		1,155	1,544,224
7.25%, 04/01/32		1,000	1,366,970
Regions Financial Corp.
7.38%, 12/10/37		475	591,071
Travelers Companies Inc. (The)
4.30%, 08/25/45	(Call 02/25/45)	175	194,050
Wachovia Corp.
5.50%, 08/01/35		481	547,787
6.55%, 10/15/35		150	187,790
7.50%, 04/15/35		57	75,853
Wells Fargo & Co.
3.90%, 05/01/45		2,463	2,467,729
4.30%, 07/22/27[a]		2,385	2,535,732
4.40%, 06/14/46		500	502,335
4.65%, 11/04/44		2,430	2,510,773
4.90%, 11/17/45		940	1,010,303
5.38%, 02/07/35		341	402,390
5.38%, 11/02/43		400	456,352
5.61%, 01/15/44		1,956	2,298,124
Wells Fargo Capital X
5.95%, 12/01/86		311	336,965

			83,006,441

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security		Principal (000s)	Value
BEVERAGES — 2.50%
Anheuser-Busch Companies LLC
5.95%, 01/15/33		$21	$25,542
6.45%, 09/01/37		200	263,558
Anheuser-Busch InBev Finance Inc.
4.00%, 01/17/43		200	200,532
4.63%, 02/01/44		245	269,936
4.70%, 02/01/36	(Call 08/01/35)	4,200	4,673,844
4.90%, 02/01/46	(Call 08/01/45)	6,550	7,479,314
Anheuser-Busch InBev Worldwide Inc.
3.75%, 07/15/42		1,200	1,172,808
6.38%, 01/15/40		300	398,994
8.00%, 11/15/39		136	211,525
8.20%, 01/15/39		935	1,473,448
Brown-Forman Corp.
3.75%, 01/15/43	(Call 07/15/42)	309	300,577
4.50%, 07/15/45	(Call 01/15/45)[a]	118	130,286
Coca-Cola FEMSA SAB de CV
5.25%, 11/26/43		271	317,422
Diageo Capital PLC
3.88%, 04/29/43	(Call 10/29/42)	136	138,229
5.88%, 09/30/36		650	839,397
Diageo Investment Corp.
4.25%, 05/11/42		507	546,064
7.45%, 04/15/35		11	16,121
Dr Pepper Snapple Group Inc.
4.50%, 11/15/45	(Call 05/15/45)	300	325,635
7.45%, 05/01/38		90	129,131
Fomento Economico Mexicano SAB de CV
4.38%, 05/10/43		364	371,033
Molson Coors Brewing Co.
4.20%, 07/15/46	(Call 01/15/46)	915	919,227
5.00%, 05/01/42		906	1,013,678
Pepsi Bottling Group Inc. (The) Series B
7.00%, 03/01/29		950	1,356,933
PepsiAmericas Inc.
5.50%, 05/15/35		11	13,514
PepsiCo Inc.
3.45%, 10/06/46	(Call 04/06/46)	500	477,590
3.60%, 08/13/42		532	526,717
4.00%, 03/05/42		207	216,537
4.25%, 10/22/44	(Call 04/22/44)	509	551,883
4.45%, 04/14/46	(Call 10/14/45)	1,075	1,203,785

Security		Principal (000s)	Value
4.60%, 07/17/45	(Call 01/17/45)	$280	$319,724
4.88%, 11/01/40		196	228,193
5.50%, 01/15/40		246	310,191

			26,421,368
BIOTECHNOLOGY — 1.66%
Amgen Inc.
4.40%, 05/01/45	(Call 11/01/44)	1,094	1,114,337
4.56%, 06/15/48	(Call 12/15/47)[b]	1,250	1,279,888
4.66%, 06/15/51	(Call 12/15/50)[b]	3,800	3,921,752
4.95%, 10/01/41		205	221,289
5.15%, 11/15/41	(Call 05/15/41)	125	138,353
Biogen Inc.
5.20%, 09/15/45	(Call 03/15/45)	1,050	1,184,368
Celgene Corp.
4.63%, 05/15/44	(Call 11/15/43)	525	530,308
5.00%, 08/15/45	(Call 02/15/45)	1,100	1,184,370
5.25%, 08/15/43		500	549,140
Gilead Sciences Inc.
2.95%, 03/01/27	(Call 12/01/26)	1,250	1,236,350
4.15%, 03/01/47	(Call 09/01/46)	950	939,151
4.50%, 02/01/45	(Call 08/01/44)	1,426	1,486,776
4.60%, 09/01/35	(Call 03/01/35)	764	822,828
4.75%, 03/01/46	(Call 09/01/45)	1,469	1,592,940
4.80%, 04/01/44	(Call 10/01/43)	593	644,425
5.65%, 12/01/41	(Call 06/01/41)	536	648,758

			17,495,033
BUILDING MATERIALS — 0.04%
Owens Corning
7.00%, 12/01/36		299	373,954
Vulcan Materials Co.
7.15%, 11/30/37		7	8,558

			382,512
CHEMICALS — 1.44%
Agrium Inc.
4.13%, 03/15/35	(Call 09/15/34)	87	84,464
4.90%, 06/01/43	(Call 12/01/42)	436	453,266
5.25%, 01/15/45	(Call 07/15/44)	254	280,408
6.13%, 01/15/41	(Call 07/15/40)[a]	268	318,770
7.13%, 05/23/36[a]		100	127,871
Albemarle Corp.
5.45%, 12/01/44	(Call 06/01/44)	261	291,764
Dow Chemical Co. (The)
4.25%, 10/01/34	(Call 04/01/34)[a]	900	912,879

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security		Principal (000s)	Value
4.38%, 11/15/42	(Call 05/15/42)	$86	$86,310
4.63%, 10/01/44	(Call 04/01/44)[a]	1,000	1,043,500
5.25%, 11/15/41	(Call 05/15/41)	535	587,912
7.38%, 11/01/29		250	337,240
9.40%, 05/15/39		400	639,312
Eastman Chemical Co.
4.65%, 10/15/44	(Call 04/15/44)[a]	700	704,900
4.80%, 09/01/42	(Call 03/01/42)	280	282,114
Ecolab Inc.
5.50%, 12/08/41		538	666,399
EI du Pont de Nemours & Co.
4.15%, 02/15/43		423	417,552
4.90%, 01/15/41		496	538,309
5.60%, 12/15/36[a]		11	12,969
Lubrizol Corp.
6.50%, 10/01/34		120	157,896
LYB International Finance BV
4.88%, 03/15/44	(Call 09/15/43)	710	751,464
5.25%, 07/15/43		200	220,428
LyondellBasell Industries NV
4.63%, 02/26/55	(Call 08/26/54)	700	667,464
Methanex Corp.
5.65%, 12/01/44	(Call 06/01/44)[a]	200	171,750
Monsanto Co.
3.60%, 07/15/42	(Call 01/15/42)	240	209,995
3.95%, 04/15/45	(Call 10/15/44)	215	202,992
4.20%, 07/15/34	(Call 01/15/34)	573	567,196
4.40%, 07/15/44	(Call 01/15/44)	800	798,896
4.65%, 11/15/43	(Call 05/15/43)	24	24,076
4.70%, 07/15/64	(Call 01/15/64)	275	256,806
5.88%, 04/15/38		11	12,680
Series 1
5.50%, 07/30/35[a]		100	112,140
Mosaic Co. (The)
5.45%, 11/15/33	(Call 05/15/33)[a]	208	210,246
5.63%, 11/15/43	(Call 05/15/43)[a]	486	492,308
Potash Corp. of Saskatchewan Inc.
5.63%, 12/01/40[a]		569	649,781
5.88%, 12/01/36		101	118,161
PPG Industries Inc.
5.50%, 11/15/40[a]		14	16,487
Praxair Inc.
3.55%, 11/07/42	(Call 05/07/42)	400	397,656

Security		Principal (000s)	Value
Rohm & Haas Co.
7.85%, 07/15/29		$221	$309,716
RPM International Inc.
5.25%, 06/01/45	(Call 12/01/44)	11	11,143
Sherwin-Williams Co. (The)
4.00%, 12/15/42	(Call 06/15/42)	350	328,178
Valspar Corp. (The)
4.40%, 02/01/45	(Call 08/01/44)	211	203,674
Westlake Chemical Corp.
5.00%, 08/15/46	(Call 02/15/46)[b]	500	495,450

			15,172,522
COMMERCIAL SERVICES — 0.69%
Board of Trustees of The Leland Stanford Junior University (The)
3.46%, 05/01/47		16	16,570
California Institute of Technology
4.32%, 08/01/45		12	13,373
4.70%, 11/01/11		100	102,893
Catholic Health Initiatives
4.35%, 11/01/42		500	483,215
Cleveland Clinic Foundation (The)
4.86%, 01/01/14		247	262,302
Equifax Inc.
7.00%, 07/01/37		11	13,896
George Washington University (The)
4.87%, 09/15/45		16	18,203
Series 2016
3.55%, 09/15/46		450	414,679
Johns Hopkins University Series 2013
4.08%, 07/01/53		11	11,583
Massachusetts Institute of Technology
3.96%, 07/01/38		9	9,979
4.68%, 07/01/14		511	564,026
5.60%, 07/01/11		550	719,994
Metropolitan Museum of Art (The) Series 2015
3.40%, 07/01/45		113	111,748
Moody’s Corp.
5.25%, 07/15/44		250	293,283

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security		Principal (000s)	Value
Northwestern University
3.69%, 12/01/38		$586	$626,827
3.87%, 12/01/48		11	12,064
President and Fellows of Harvard College
3.15%, 07/15/46	(Call 01/15/46)	250	245,697
3.30%, 07/15/56	(Call 01/15/56)	250	245,010
3.62%, 10/01/37		200	211,096
Princeton University
5.70%, 03/01/39		350	488,887
S&P Global Inc.
2.95%, 01/22/27	(Call 10/22/26)[a,b]	560	552,608
6.55%, 11/15/37		61	74,815
Tufts University Series 2012
5.02%, 04/15/12		200	223,360
University of Notre Dame du Lac Series 2015
3.44%, 02/15/45		9	9,247
University of Southern California
3.03%, 10/01/39		250	237,368
5.25%, 10/01/11		250	313,073
Verisk Analytics Inc.
5.50%, 06/15/45	(Call 12/15/44)	111	115,451
Western Union Co. (The)
6.20%, 11/17/36		150	156,609
6.20%, 06/21/40[a]		300	309,066
William Marsh Rice University
3.57%, 05/15/45		421	438,253

			7,295,175
COMPUTERS — 1.79%
Apple Inc.
3.45%, 02/09/45		1,870	1,728,198
3.85%, 05/04/43		975	958,912
3.85%, 08/04/46	(Call 02/04/46)	745	730,301
4.38%, 05/13/45		1,300	1,377,909
4.45%, 05/06/44		673	723,226
4.50%, 02/23/36	(Call 08/23/35)	1,750	1,943,340
4.65%, 02/23/46	(Call 08/23/45)	2,150	2,373,493
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
8.10%, 07/15/36	(Call 01/15/36)[b]	800	955,096
8.35%, 07/15/46	(Call 01/15/46)[b]	1,200	1,455,984

Security		Principal (000s)	Value
Hewlett Packard Enterprise Co.
6.20%, 10/15/35	(Call 04/15/35)[b]	$287	$297,260
6.60%, 10/15/45	(Call 04/15/45)[b]	900	924,579
HP Enterprise Services LLC
7.45%, 10/15/29		410	495,641
HP Inc.
6.00%, 09/15/41[a]		653	662,939
International Business Machines Corp.
4.00%, 06/20/42		600	610,182
4.70%, 02/19/46[a]		900	1,004,337
5.60%, 11/30/39[a]		374	463,139
5.88%, 11/29/32		261	335,985
6.22%, 08/01/27		400	516,232
6.50%, 01/15/28		505	670,322
Seagate HDD Cayman
4.88%, 06/01/27	(Call 03/01/27)	300	271,107
5.75%, 12/01/34	(Call 06/01/34)	425	366,503

			18,864,685
COSMETICS & PERSONAL CARE — 0.29%
Colgate-Palmolive Co.
4.00%, 08/15/45		367	403,124
Estee Lauder Companies Inc. (The)
3.70%, 08/15/42		200	197,748
4.38%, 06/15/45	(Call 12/15/44)	300	329,688
6.00%, 05/15/37		200	254,112
Procter & Gamble Co. (The)
5.50%, 02/01/34[a]		117	154,880
5.55%, 03/05/37		1,128	1,540,182
5.80%, 08/15/34		131	180,598

			3,060,332
DISTRIBUTION & WHOLESALE — 0.09%
WW Grainger Inc.
3.75%, 05/15/46	(Call 11/15/45)	303	304,954
4.60%, 06/15/45	(Call 12/15/44)	600	680,868

			985,822
DIVERSIFIED FINANCIAL SERVICES — 1.35%
American Express Co.
4.05%, 12/03/42		675	682,216
AXA Financial Inc.
7.00%, 04/01/28		14	17,796
CME Group Inc.
5.30%, 09/15/43	(Call 03/15/43)	400	494,936

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security		Principal (000s)	Value
Credit Suisse USA Inc.
7.13%, 07/15/32		$468	$631,491
GE Capital International Funding Co. Unlimited Co.
4.42%, 11/15/35		6,150	6,710,265
Goldman Sachs Capital I
6.35%, 02/15/34		526	634,114
Invesco Finance PLC
5.38%, 11/30/43		16	18,390
Jefferies Group LLC
6.25%, 01/15/36		300	305,307
6.45%, 06/08/27		500	558,450
6.50%, 01/20/43		150	155,107
Legg Mason Inc.
5.63%, 01/15/44		300	303,291
National Rural Utilities Cooperative Finance Corp.
4.02%, 11/01/32	(Call 05/01/32)	100	105,442
Series C
8.00%, 03/01/32		271	396,313
Visa Inc.
4.15%, 12/14/35	(Call 06/14/35)	900	993,564
4.30%, 12/14/45	(Call 06/14/45)	2,000	2,230,160

			14,236,842
ELECTRIC — 9.95%
AEP Texas Central Co. Series E
6.65%, 02/15/33		250	314,710
Alabama Power Co.
3.75%, 03/01/45	(Call 09/01/44)	634	642,591
3.85%, 12/01/42		50	50,787
4.10%, 01/15/42		11	11,508
4.15%, 08/15/44	(Call 02/15/44)	462	493,518
4.30%, 01/02/46	(Call 07/02/45)	600	654,780
6.00%, 03/01/39		126	161,986
6.13%, 05/15/38		273	352,992
Series 11-C
5.20%, 06/01/41		911	1,085,766
Ameren Illinois Co.
4.15%, 03/15/46	(Call 09/15/45)[a]	257	280,706
4.80%, 12/15/43	(Call 06/15/43)	11	12,833
Appalachian Power Co.
4.40%, 05/15/44	(Call 11/15/43)	11	11,562
4.45%, 06/01/45	(Call 12/01/44)	200	214,558

Security		Principal (000s)	Value
6.38%, 04/01/36		$761	$956,782
7.00%, 04/01/38		231	314,627
Series L
5.80%, 10/01/35		5	5,930
Series P
6.70%, 08/15/37		11	14,553
Arizona Public Service Co.
3.75%, 05/15/46	(Call 11/15/45)	425	428,204
4.50%, 04/01/42	(Call 10/01/41)	201	223,405
4.70%, 01/15/44	(Call 07/15/43)	150	171,555
5.05%, 09/01/41	(Call 03/01/41)	100	118,968
5.50%, 09/01/35		250	305,500
Berkshire Hathaway Energy Co.
4.50%, 02/01/45	(Call 08/01/44)	1,250	1,369,975
5.15%, 11/15/43	(Call 05/15/43)	790	939,041
5.95%, 05/15/37		350	444,206
6.13%, 04/01/36[a]		1,750	2,283,330
6.50%, 09/15/37		200	272,850
8.48%, 09/15/28		374	566,322
Black Hills Corp.
3.15%, 01/15/27	(Call 07/15/26)	280	279,796
4.20%, 09/15/46	(Call 03/15/46)	250	249,000
CenterPoint Energy Houston Electric LLC
3.55%, 08/01/42	(Call 02/01/42)	1,025	1,012,997
4.50%, 04/01/44	(Call 10/01/43)[a]	300	344,208
Cleco Power LLC
6.00%, 12/01/40		441	569,715
CMS Energy Corp.
2.95%, 02/15/27		55	54,808
4.70%, 03/31/43	(Call 09/30/42)	3	3,310
4.88%, 03/01/44	(Call 09/01/43)	200	229,008
Commonwealth Edison Co.
3.70%, 03/01/45	(Call 09/01/44)	1,225	1,227,487
3.80%, 10/01/42	(Call 04/01/42)	311	314,660
4.35%, 11/15/45	(Call 05/15/45)	100	109,775
4.60%, 08/15/43	(Call 02/15/43)	233	264,257
4.70%, 01/15/44	(Call 07/15/43)	461	533,022
5.88%, 02/01/33		100	125,509
5.90%, 03/15/36		514	658,542
Connecticut Light & Power Co. (The)
4.30%, 04/15/44	(Call 10/15/43)	361	394,541
6.35%, 06/01/36		155	206,152

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security		Principal (000s)	Value
Consolidated Edison Co. of New York Inc.
3.85%, 06/15/46	(Call 12/15/45)	$925	$940,605
3.95%, 03/01/43	(Call 09/01/42)	727	749,820
4.45%, 03/15/44	(Call 09/15/43)	600	663,984
4.50%, 12/01/45	(Call 06/01/45)	207	231,014
5.50%, 12/01/39		200	246,474
5.70%, 06/15/40		295	375,951
6.30%, 08/15/37		8	10,569
Series 05-A
5.30%, 03/01/35		100	119,246
Series 06-A
5.85%, 03/15/36		325	412,981
Series 06-B
6.20%, 06/15/36		461	597,862
Series 06-E
5.70%, 12/01/36		544	673,015
Series 08-B
6.75%, 04/01/38		200	279,862
Series 12-A
4.20%, 03/15/42		8	8,455
Consumers Energy Co.
3.25%, 08/15/46	(Call 02/15/46)	500	477,535
3.95%, 05/15/43	(Call 11/15/42)[a]	75	79,500
4.10%, 11/15/45	(Call 05/15/45)[a]	255	278,516
4.35%, 08/31/64	(Call 02/28/64)	11	11,878
Delmarva Power & Light Co.
4.00%, 06/01/42	(Call 12/01/41)	755	775,929
Dominion Gas Holdings LLC
4.80%, 11/01/43	(Call 05/01/43)	165	176,291
Dominion Resources Inc./VA
4.70%, 12/01/44	(Call 06/01/44)	625	684,919
6.30%, 03/15/33		275	332,340
7.00%, 06/15/38		380	504,587
Series B
5.95%, 06/15/35		290	349,053
Series C
4.05%, 09/15/42	(Call 03/15/42)[a]	155	153,326
4.90%, 08/01/41	(Call 02/01/41)	7	7,696
Series F
5.25%, 08/01/33		819	908,304
DTE Electric Co.
3.70%, 03/15/45	(Call 09/15/44)	216	220,903
3.70%, 06/01/46	(Call 12/01/45)	135	137,611

Security		Principal (000s)	Value
3.95%, 06/15/42	(Call 12/15/41)	$164	$173,481
4.30%, 07/01/44	(Call 01/01/44)	103	114,778
5.70%, 10/01/37		231	294,396
Series A
4.00%, 04/01/43	(Call 10/01/42)	208	222,352
6.63%, 06/01/36		206	285,256
DTE Energy Co.
6.38%, 04/15/33		135	171,739
Duke Energy Carolinas LLC
3.75%, 06/01/45	(Call 12/01/44)	540	542,851
3.88%, 03/15/46	(Call 09/15/45)	1,000	1,020,860
4.00%, 09/30/42	(Call 03/30/42)	718	746,483
4.25%, 12/15/41	(Call 06/15/41)	344	370,378
5.30%, 02/15/40[a]		500	611,880
6.00%, 01/15/38		57	74,488
6.05%, 04/15/38		900	1,187,010
6.10%, 06/01/37		500	638,260
6.45%, 10/15/32		86	113,056
Series A
6.00%, 12/01/28		16	20,249
Duke Energy Corp.
3.75%, 09/01/46	(Call 03/01/46)	80	76,074
4.80%, 12/15/45	(Call 06/15/45)	100	111,301
Duke Energy Florida LLC
3.40%, 10/01/46	(Call 04/01/46)[a]	750	716,467
3.85%, 11/15/42	(Call 05/15/42)	280	284,519
5.65%, 04/01/40		100	127,062
6.35%, 09/15/37		100	135,918
6.40%, 06/15/38		200	274,782
Duke Energy Florida Project Finance LLC
Series 2026
2.54%, 09/01/31		750	748,725
Duke Energy Indiana LLC
3.75%, 05/15/46	(Call 11/15/45)	1,000	1,002,030
6.12%, 10/15/35		76	96,769
6.35%, 08/15/38		21	28,481
6.45%, 04/01/39		418	570,424
Duke Energy Progress LLC
3.70%, 10/15/46	(Call 04/15/46)	500	496,920
4.10%, 05/15/42	(Call 11/15/41)	396	417,812
4.10%, 03/15/43	(Call 09/15/42)	186	194,253
4.15%, 12/01/44	(Call 06/01/44)	800	844,296

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security		Principal (000s)	Value
4.20%, 08/15/45	(Call 02/15/45)	$475	$507,951
4.38%, 03/30/44	(Call 09/30/43)	359	392,825
6.30%, 04/01/38		250	336,927
El Paso Electric Co.
5.00%, 12/01/44	(Call 06/01/44)	250	279,717
6.00%, 05/15/35		154	184,694
Emera U.S. Finance LP
4.75%, 06/15/46	(Call 12/15/45)[b]	700	741,419
Entergy Louisiana LLC
3.05%, 06/01/31	(Call 03/01/31)	450	452,155
3.25%, 04/01/28	(Call 01/01/28)	475	490,851
4.95%, 01/15/45	(Call 01/15/25)	100	104,907
Entergy Mississippi Inc.
2.85%, 06/01/28	(Call 03/01/28)	300	299,940
Entergy Texas Inc.
5.15%, 06/01/45	(Call 06/01/25)	11	11,828
Exelon Corp.
4.45%, 04/15/46	(Call 10/15/45)[a]	555	579,931
4.95%, 06/15/35	(Call 12/15/34)	350	383,512
5.10%, 06/15/45	(Call 12/15/44)	15	16,923
5.63%, 06/15/35		371	430,657
Exelon Generation Co. LLC
5.60%, 06/15/42	(Call 12/15/41)[a]	671	685,896
6.25%, 10/01/39		655	715,542
Florida Power & Light Co.
3.80%, 12/15/42	(Call 06/15/42)	200	206,958
4.05%, 06/01/42	(Call 12/01/41)	930	1,003,516
4.05%, 10/01/44	(Call 04/01/44)	750	809,467
4.13%, 02/01/42	(Call 08/01/41)	456	494,669
4.95%, 06/01/35		200	234,926
5.25%, 02/01/41	(Call 08/01/40)	421	523,484
5.65%, 02/01/37		96	122,442
5.69%, 03/01/40		99	129,441
5.95%, 02/01/38		213	283,117
Georgia Power Co.
4.30%, 03/15/42		439	465,371
4.30%, 03/15/43		21	22,086
5.40%, 06/01/40		200	238,734
5.95%, 02/01/39		114	143,931
Series 07-A
5.65%, 03/01/37		100	121,401
Series 10-C
4.75%, 09/01/40		200	222,056

Security		Principal (000s)	Value
Hydro-Quebec
9.50%, 11/15/30[a]		$200	$335,948
Iberdrola International BV
6.75%, 07/15/36[a]		300	388,227
Idaho Power Co.
3.65%, 03/01/45	(Call 09/01/44)	11	11,077
Indiana Michigan Power Co.
6.05%, 03/15/37		5	6,169
Series K
4.55%, 03/15/46	(Call 09/15/45)	500	543,430
Interstate Power & Light Co.
3.70%, 09/15/46	(Call 03/15/46)	500	488,465
6.25%, 07/15/39		5	6,619
Jersey Central Power & Light Co.
6.15%, 06/01/37		100	114,805
John Sevier Combined Cycle Generation LLC
4.63%, 01/15/42		234	265,742
Kansas City Power & Light Co.
5.30%, 10/01/41	(Call 04/01/41)	307	343,441
Series B
6.05%, 11/15/35		5	6,151
Kentucky Utilities Co.
4.38%, 10/01/45	(Call 04/01/45)	100	110,276
5.13%, 11/01/40	(Call 05/01/40)	284	341,027
Louisville Gas & Electric Co.
4.38%, 10/01/45	(Call 04/01/45)	209	230,096
4.65%, 11/15/43	(Call 05/15/43)	151	172,755
5.13%, 11/15/40	(Call 05/15/40)	150	179,143
MidAmerican Energy Co.
4.25%, 05/01/46	(Call 11/01/45)[a]	111	121,632
4.40%, 10/15/44	(Call 04/15/44)	225	252,412
4.80%, 09/15/43	(Call 03/15/43)	378	443,836
5.75%, 11/01/35		11	13,833
6.75%, 12/30/31		11	15,404
Mississippi Power Co. Series 12-A
4.25%, 03/15/42		356	323,942
Nevada Power Co.
5.38%, 09/15/40	(Call 03/15/40)	8	9,674
5.45%, 05/15/41	(Call 11/15/40)	606	749,792
6.65%, 04/01/36		100	136,427

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security		Principal (000s)	Value
NiSource Finance Corp.
4.80%, 02/15/44	(Call 08/15/43)	$615	$673,880
5.25%, 02/15/43	(Call 08/15/42)	325	376,100
5.65%, 02/01/45	(Call 08/01/44)	6	7,468
5.80%, 02/01/42	(Call 08/01/41)[a]	250	302,385
5.95%, 06/15/41	(Call 12/15/40)	256	311,890
Northern States Power Co./MN
3.40%, 08/15/42	(Call 02/15/42)	700	680,225
3.60%, 05/15/46	(Call 11/15/45)	50	50,243
4.00%, 08/15/45	(Call 02/15/45)	90	96,284
4.13%, 05/15/44	(Call 11/15/43)	7	7,597
4.85%, 08/15/40	(Call 02/15/40)	300	355,080
5.25%, 07/15/35		50	61,022
5.35%, 11/01/39		5	6,252
6.25%, 06/01/36		106	143,932
NSTAR Electric Co.
4.40%, 03/01/44	(Call 09/01/43)	100	110,705
5.50%, 03/15/40		211	264,204
Oglethorpe Power Corp.
4.25%, 04/01/46	(Call 10/01/45)	500	514,455
4.55%, 06/01/44[a]		550	575,900
5.25%, 09/01/50		25	28,114
5.38%, 11/01/40		150	176,995
5.95%, 11/01/39		5	6,249
Ohio Edison Co.
6.88%, 07/15/36		200	253,340
8.25%, 10/15/38[a]		11	15,987
Ohio Power Co. Series G
6.60%, 02/15/33		10	12,654
Oklahoma Gas & Electric Co.
4.00%, 12/15/44	(Call 06/15/44)	335	348,092
4.55%, 03/15/44	(Call 09/15/43)	186	210,492
5.25%, 05/15/41	(Call 11/15/40)	200	244,540
Oncor Electric Delivery Co. LLC
4.55%, 12/01/41	(Call 06/01/41)	250	280,002
5.25%, 09/30/40		305	372,570
5.30%, 06/01/42	(Call 12/01/41)	473	587,669
7.25%, 01/15/33		411	576,958
7.50%, 09/01/38		148	217,070
Pacific Gas & Electric Co.
4.25%, 03/15/46	(Call 09/15/45)[a]	11	11,928
4.30%, 03/15/45	(Call 09/15/44)[a]	107	116,664

Security		Principal (000s)	Value
4.45%, 04/15/42	(Call 10/15/41)	$800	$877,232
4.50%, 12/15/41	(Call 06/15/41)[a]	270	297,216
4.60%, 06/15/43	(Call 12/15/42)	13	14,505
4.75%, 02/15/44	(Call 08/15/43)	382	436,710
5.13%, 11/15/43	(Call 05/15/43)	396	475,398
5.40%, 01/15/40		421	520,739
5.80%, 03/01/37		16	20,410
6.05%, 03/01/34		2,750	3,603,737
6.25%, 03/01/39		261	345,752
6.35%, 02/15/38		21	28,207
PacifiCorp
4.10%, 02/01/42	(Call 08/01/41)	245	261,655
6.00%, 01/15/39		425	558,688
6.10%, 08/01/36		105	137,495
6.25%, 10/15/37[a]		121	161,839
PECO Energy Co.
4.15%, 10/01/44	(Call 04/01/44)	255	272,845
5.95%, 10/01/36		111	143,298
Pennsylvania Electric Co.
6.15%, 10/01/38		100	114,374
Potomac Electric Power Co.
4.15%, 03/15/43	(Call 09/15/42)	66	69,682
6.50%, 11/15/37		175	239,540
7.90%, 12/15/38		11	16,779
PPL Capital Funding Inc.
4.70%, 06/01/43	(Call 12/01/42)	676	707,887
5.00%, 03/15/44	(Call 09/15/43)	365	404,190
PPL Electric Utilities Corp.
5.20%, 07/15/41	(Call 01/15/41)	350	424,725
6.25%, 05/15/39		61	82,418
Progress Energy Inc.
7.75%, 03/01/31		9	12,377
PSEG Power LLC
8.63%, 04/15/31		720	935,273
Public Service Co. of Colorado
3.55%, 06/15/46	(Call 12/15/45)	950	939,626
3.60%, 09/15/42	(Call 03/15/42)	246	245,038
4.30%, 03/15/44	(Call 09/15/43)	411	455,035
6.25%, 09/01/37		60	81,509
6.50%, 08/01/38		100	139,887
Public Service Electric & Gas Co.
3.65%, 09/01/42	(Call 03/01/42)	25	25,173
3.80%, 03/01/46	(Call 09/01/45)	450	469,516

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security		Principal (000s)	Value
3.95%, 05/01/42	(Call 11/01/41)	$270	$284,364
4.05%, 05/01/45	(Call 11/01/44)	125	134,849
4.15%, 11/01/45	(Call 05/01/45)	16	17,495
5.38%, 11/01/39		100	124,091
5.50%, 03/01/40		107	135,547
5.80%, 05/01/37		216	281,109
Series I
4.00%, 06/01/44	(Call 12/01/43)[a]	220	233,977
Puget Sound Energy Inc.
4.30%, 05/20/45	(Call 11/20/44)	111	121,932
4.43%, 11/15/41	(Call 05/15/41)	125	138,497
5.48%, 06/01/35		308	371,411
5.64%, 04/15/41	(Call 10/15/40)	360	461,012
5.76%, 10/01/39		281	362,147
5.76%, 07/15/40		150	192,219
5.80%, 03/15/40		56	71,887
6.27%, 03/15/37		5	6,584
6.72%, 06/15/36		150	206,760
7.02%, 12/01/27		300	402,315
San Diego Gas & Electric Co.
3.95%, 11/15/41		261	273,776
4.30%, 04/01/42	(Call 10/01/41)[a]	158	174,587
4.50%, 08/15/40		191	216,947
5.35%, 05/15/35		125	153,424
5.35%, 05/15/40		75	93,336
6.00%, 06/01/39		150	200,466
6.13%, 09/15/37		100	133,702
South Carolina Electric & Gas Co.
4.10%, 06/15/46	(Call 12/15/45)	500	518,490
4.35%, 02/01/42	(Call 08/01/41)[a]	244	257,086
4.50%, 06/01/64	(Call 12/01/63)	261	264,717
4.60%, 06/15/43	(Call 12/15/42)	116	126,587
5.10%, 06/01/65	(Call 12/01/64)	150	168,882
5.30%, 05/15/33		5	5,810
5.45%, 02/01/41	(Call 08/01/40)[a]	420	505,096
6.05%, 01/15/38		248	315,446
Southaven Combined Cycle Generation LLC
3.85%, 08/15/33		2	1,832
Southern California Edison Co.
3.90%, 12/01/41	(Call 06/01/41)	106	111,504
4.05%, 03/15/42	(Call 09/15/41)	50	53,642
4.50%, 09/01/40	(Call 03/01/40)	23	25,957

Security		Principal (000s)	Value
4.65%, 10/01/43	(Call 04/01/43)	$391	$457,650
5.50%, 03/15/40		217	274,978
5.63%, 02/01/36		75	94,080
5.75%, 04/01/35		105	132,231
6.00%, 01/15/34[a]		266	344,209
6.05%, 03/15/39		150	201,246
6.65%, 04/01/29		321	417,265
Series 05-B
5.55%, 01/15/36		55	68,449
Series 05-E
5.35%, 07/15/35		639	780,130
Series 06-E
5.55%, 01/15/37		180	224,645
Series 08-A
5.95%, 02/01/38		632	835,043
Series 13-A
3.90%, 03/15/43	(Call 09/15/42)	205	216,095
Series C
3.60%, 02/01/45	(Call 08/01/44)	600	605,550
Southern Co. (The)
4.25%, 07/01/36	(Call 01/01/36)[a]	750	779,565
4.40%, 07/01/46	(Call 01/01/46)	775	816,571
Southern Power Co.
5.15%, 09/15/41		200	212,428
Southwestern Electric Power Co.
3.90%, 04/01/45	(Call 10/01/44)	611	593,477
6.20%, 03/15/40		140	174,703
Southwestern Public Service Co.
3.40%, 08/15/46	(Call 02/15/46)	500	479,645
4.50%, 08/15/41	(Call 02/15/41)	100	112,096
6.00%, 10/01/36		561	696,386
Tampa Electric Co.
4.10%, 06/15/42	(Call 12/15/41)	300	307,989
4.20%, 05/15/45	(Call 11/15/44)[a]	11	11,477
4.35%, 05/15/44	(Call 11/15/43)	560	596,574
6.55%, 05/15/36		5	6,637
Toledo Edison Co. (The)
6.15%, 05/15/37		200	242,210
TransAlta Corp.
6.50%, 03/15/40[a]		211	197,285
Tri-State Generation & Transmission Association Inc.
4.25%, 06/01/46	(Call 12/01/45)	350	357,080

SCHEDULE OF INVESTMENTS	45

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security		Principal (000s)	Value
Union Electric Co.
3.90%, 09/15/42	(Call 03/15/42)	$920	$963,111
8.45%, 03/15/39		111	182,000
Virginia Electric & Power Co.
4.00%, 01/15/43	(Call 07/15/42)[a]	266	275,488
4.20%, 05/15/45	(Call 11/15/44)[a]	7	7,508
4.45%, 02/15/44	(Call 08/15/43)	170	189,587
8.88%, 11/15/38		700	1,160,488
Series A
6.00%, 05/15/37		284	372,071
Series B
6.00%, 01/15/36		250	320,465
Series D
4.65%, 08/15/43	(Call 02/15/43)	21	24,087
Westar Energy Inc.
4.10%, 04/01/43	(Call 10/01/42)	105	109,428
4.13%, 03/01/42	(Call 09/01/41)	347	363,607
4.25%, 12/01/45	(Call 06/01/45)	400	427,560
Wisconsin Electric Power Co.
3.65%, 12/15/42	(Call 06/15/42)	100	99,361
4.25%, 06/01/44	(Call 12/01/43)	100	108,905
4.30%, 12/15/45	(Call 06/15/45)	600	657,216
Wisconsin Power & Light Co.
4.10%, 10/15/44	(Call 04/15/44)	600	629,190
6.38%, 08/15/37		140	190,557
Wisconsin Public Service Corp.
4.75%, 11/01/44	(Call 05/01/44)	305	356,209
Xcel Energy Inc.
4.80%, 09/15/41	(Call 03/15/41)	5	5,620
6.50%, 07/01/36		50	66,100

			105,056,941
ELECTRICAL COMPONENTS & EQUIPMENT — 0.02%
Emerson Electric Co.
6.00%, 08/15/32		135	170,162
6.13%, 04/15/39		12	15,801

			185,963
ELECTRONICS — 0.23%
Fortive Corp.
4.30%, 06/15/46	(Call 12/15/45)[b]	225	231,937
Honeywell International Inc.
5.38%, 03/01/41		500	640,355
5.70%, 03/15/36		11	14,044
5.70%, 03/15/37		600	770,082

Security		Principal (000s)	Value
Koninklijke Philips NV
5.00%, 03/15/42		$519	$559,539
Thermo Fisher Scientific Inc.
5.30%, 02/01/44	(Call 08/01/43)[a]	208	245,332

			2,461,289
ENGINEERING & CONSTRUCTION — 0.03%
ABB Finance USA Inc.
4.38%, 05/08/42		257	284,612

			284,612
ENVIRONMENTAL CONTROL — 0.12%
Waste Management Inc.
3.90%, 03/01/35	(Call 09/01/34)	763	794,390
4.10%, 03/01/45	(Call 09/01/44)	183	193,738
6.13%, 11/30/39		207	273,530
7.00%, 07/15/28		18	23,939

			1,285,597
FOOD — 1.56%
Ahold Finance USA LLC
6.88%, 05/01/29		11	14,135
Campbell Soup Co.
3.80%, 08/02/42		6	5,813
ConAgra Foods Inc.
7.00%, 10/01/28		230	295,447
7.13%, 10/01/26		—	—
8.25%, 09/15/30		200	275,630
Delhaize America LLC
9.00%, 04/15/31		5	6,784
General Mills Inc.
4.15%, 02/15/43	(Call 08/15/42)	5	5,171
5.40%, 06/15/40		656	787,843
Hershey Co. (The)
3.38%, 08/15/46	(Call 02/15/46)	250	235,847
JM Smucker Co. (The)
4.25%, 03/15/35		600	636,456
4.38%, 03/15/45		124	131,811
Kellogg Co.
4.50%, 04/01/46		335	348,809
Series B
7.45%, 04/01/31		500	678,920
Koninklijke Ahold Delhaize NV
5.70%, 10/01/40		500	586,320
Kraft Heinz Foods Co.
4.38%, 06/01/46	(Call 12/01/45)	1,700	1,716,847

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security		Principal (000s)	Value
5.00%, 07/15/35	(Call 01/15/35)	$400	$445,988
5.00%, 06/04/42		1,750	1,929,410
5.20%, 07/15/45	(Call 01/15/45)	850	952,918
6.50%, 02/09/40		456	591,551
6.88%, 01/26/39		571	770,747
Kroger Co. (The)
3.88%, 10/15/46	(Call 04/15/46)[a]	300	286,599
5.00%, 04/15/42	(Call 10/15/41)	100	111,405
5.15%, 08/01/43	(Call 02/01/43)	500	568,215
5.40%, 07/15/40	(Call 01/15/40)	300	348,999
6.90%, 04/15/38		253	339,493
7.50%, 04/01/31		322	447,989
Mondelez International Inc.
6.50%, 02/09/40[a]		222	293,679
6.88%, 01/26/39		400	540,105
Sysco Corp.
4.50%, 04/01/46	(Call 10/01/45)	500	527,130
4.85%, 10/01/45	(Call 04/01/45)	100	109,935
5.38%, 09/21/35		500	581,400
6.63%, 03/17/39		11	14,380
Tyson Foods Inc.
4.88%, 08/15/34	(Call 02/15/34)	425	457,938
5.15%, 08/15/44	(Call 02/15/44)	305	344,650
Unilever Capital Corp.
5.90%, 11/15/32		778	1,058,391

			16,446,755
FOREST PRODUCTS & PAPER — 0.51%
Domtar Corp.
6.75%, 02/15/44	(Call 08/15/43)	205	226,459
Georgia-Pacific LLC
7.75%, 11/15/29		803	1,130,785
8.88%, 05/15/31		14	21,922
International Paper Co.
3.00%, 02/15/27	(Call 11/15/26)	500	492,985
4.40%, 08/15/47	(Call 02/15/47)	500	489,580
4.80%, 06/15/44	(Call 12/15/43)	525	536,424
5.00%, 09/15/35	(Call 03/15/35)[a]	50	53,907
5.15%, 05/15/46	(Call 11/15/45)	190	205,073
6.00%, 11/15/41	(Call 05/15/41)	786	912,735
7.30%, 11/15/39		240	313,442
8.70%, 06/15/38		246	360,402
WestRock MWV LLC
7.95%, 02/15/31		11	14,645

Security		Principal (000s)	Value
8.20%, 01/15/30		$430	$580,315

			5,338,674
GAS — 0.57%
Atmos Energy Corp.
4.13%, 10/15/44	(Call 04/15/44)	713	737,834
4.15%, 01/15/43	(Call 07/15/42)	100	104,100
5.50%, 06/15/41	(Call 12/15/40)	5	6,121
Dominion Gas Holdings LLC
4.60%, 12/15/44	(Call 06/15/44)[a]	350	367,150
KeySpan Corp.
5.80%, 04/01/35		208	244,069
8.00%, 11/15/30		130	179,962
ONE Gas Inc.
4.66%, 02/01/44	(Call 08/01/43)[a]	354	392,558
Piedmont Natural Gas Co. Inc.
4.10%, 09/18/34	(Call 03/18/34)	207	213,181
4.65%, 08/01/43	(Call 02/01/43)	153	167,198
Sempra Energy
6.00%, 10/15/39		875	1,089,882
Southern California Gas Co.
3.75%, 09/15/42	(Call 03/15/42)	5	5,096
Series KK
5.75%, 11/15/35		225	284,177
Southern Co. Gas Capital Corp.
3.95%, 10/01/46	(Call 04/01/46)	600	591,480
4.40%, 06/01/43	(Call 12/01/42)	6	6,213
5.88%, 03/15/41	(Call 09/15/40)	643	780,538
6.00%, 10/01/34		95	115,830
Southwest Gas Corp.
3.80%, 09/29/46	(Call 03/29/46)	365	355,590
Washington Gas Light Co. Series K
3.80%, 09/15/46	(Call 03/15/46)[a]	400	398,300

			6,039,279
HAND & MACHINE TOOLS — 0.03%
Stanley Black & Decker Inc.
5.20%, 09/01/40		255	292,503

			292,503
HEALTH CARE – PRODUCTS — 1.20%
Baxter International Inc.
3.50%, 08/15/46	(Call 02/15/46)	685	615,699
Becton Dickinson and Co.
4.69%, 12/15/44	(Call 06/15/44)	450	493,713

SCHEDULE OF INVESTMENTS	47

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security		Principal (000s)	Value
4.88%, 05/15/44	(Call 11/15/43)	$490	$542,156
5.00%, 11/12/40		200	220,580
6.00%, 05/15/39		100	122,824
Boston Scientific Corp.
7.00%, 11/15/35		250	316,562
7.38%, 01/15/40		200	261,618
Danaher Corp.
4.38%, 09/15/45	(Call 03/15/45)	400	447,868
Medtronic Inc.
4.38%, 03/15/35		1,711	1,883,332
4.50%, 03/15/42	(Call 09/15/41)	86	94,347
4.63%, 03/15/44	(Call 09/15/43)	650	731,692
4.63%, 03/15/45		2,500	2,821,150
5.55%, 03/15/40		291	354,260
6.50%, 03/15/39		100	136,660
St. Jude Medical Inc.
4.75%, 04/15/43	(Call 10/15/42)	420	439,530
Stryker Corp.
4.10%, 04/01/43	(Call 10/01/42)	350	347,193
4.38%, 05/15/44	(Call 11/15/43)	135	139,452
4.63%, 03/15/46	(Call 09/15/45)[a]	725	778,404
Zimmer Biomet Holdings Inc.
4.25%, 08/15/35	(Call 02/15/35)	437	428,942
4.45%, 08/15/45	(Call 02/15/45)	504	498,607
5.75%, 11/30/39		900	1,038,339

			12,712,928
HEALTH CARE – SERVICES — 1.92%
Aetna Inc.
4.13%, 11/15/42	(Call 05/15/42)	200	198,592
4.25%, 06/15/36	(Call 12/15/35)	1,300	1,323,985
4.38%, 06/15/46	(Call 12/15/45)	1,500	1,526,430
4.50%, 05/15/42	(Call 11/15/41)	250	261,508
4.75%, 03/15/44	(Call 09/15/43)	225	243,848
6.63%, 06/15/36		200	261,176
6.75%, 12/15/37[a]		185	247,941
Anthem Inc.
4.63%, 05/15/42		600	626,388
4.65%, 01/15/43		871	923,940
4.65%, 08/15/44	(Call 02/15/44)	200	213,578
4.85%, 08/15/54	(Call 02/15/54)	475	514,629
5.10%, 01/15/44		225	253,944
5.85%, 01/15/36		21	24,903
5.95%, 12/15/34		382	452,372
6.38%, 06/15/37		300	380,925

Security		Principal (000s)	Value
Ascension Health
3.95%, 11/15/46		$508	$529,433
4.85%, 11/15/53		11	12,834
Baylor Scott & White Holdings
3.97%, 11/15/46	(Call 05/15/46)	250	252,895
4.19%, 11/15/45	(Call 05/15/45)	16	16,834
Cigna Corp.
5.38%, 02/15/42	(Call 08/15/41)	247	288,056
5.88%, 03/15/41	(Call 09/15/40)	403	490,898
6.15%, 11/15/36		100	122,309
7.88%, 05/15/27		11	15,101
Dignity Health
4.50%, 11/01/42		100	100,543
5.27%, 11/01/64		196	213,085
Humana Inc.
4.63%, 12/01/42	(Call 06/01/42)	350	357,315
4.95%, 10/01/44	(Call 04/01/44)	200	215,042
8.15%, 06/15/38		240	343,808
Kaiser Foundation Hospitals
4.88%, 04/01/42		334	390,232
Laboratory Corp. of America Holdings
4.70%, 02/01/45	(Call 08/01/44)[a]	398	423,787
Mayo Clinic Series 2013
4.00%, 11/15/47		11	11,356
Memorial Sloan-Kettering Cancer Center
Series 2015
4.20%, 07/01/55		522	553,957
New York and Presbyterian Hospital (The)
4.02%, 08/01/45		21	21,901
4.06%, 08/01/56		750	767,805
4.76%, 08/01/16		500	511,915
Northwell Healthcare Inc.
3.98%, 11/01/46	(Call 11/01/45)	500	488,020
Ochsner Clinic Foundation
5.90%, 05/15/45	(Call 11/15/44)	11	13,770
Premier Health Partners Series G
2.91%, 11/15/26	(Call 05/15/26)	250	245,085

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security		Principal (000s)	Value
Providence St Joseph Health Obligated Group
Series I
3.74%, 10/01/47		$250	$244,720
Quest Diagnostics Inc.
4.70%, 03/30/45	(Call 09/30/44)	22	22,858
Texas Health Resources
4.33%, 11/15/55		9	9,758
UnitedHealth Group Inc.
3.95%, 10/15/42	(Call 04/15/42)[a]	7	7,132
4.25%, 03/15/43	(Call 09/15/42)	500	532,890
4.38%, 03/15/42	(Call 09/15/41)	500	540,510
4.63%, 07/15/35		255	289,264
4.63%, 11/15/41	(Call 05/15/41)	180	199,386
4.75%, 07/15/45		1,300	1,503,281
5.70%, 10/15/40	(Call 04/15/40)[a]	461	576,743
5.80%, 03/15/36		695	887,557
5.95%, 02/15/41	(Call 08/15/40)[a]	536	694,951
6.50%, 06/15/37		146	197,783
6.63%, 11/15/37[a]		111	153,685
6.88%, 02/15/38		400	559,112

			20,259,770
HOLDING COMPANIES – DIVERSIFIED — 0.02%
Hutchison Whampoa International Ltd.
7.45%, 11/24/33[b]		50	71,823
Leucadia National Corp.
6.63%, 10/23/43	(Call 07/23/43)	175	174,344

			246,167
HOME FURNISHINGS — 0.05%
Whirlpool Corp.
4.50%, 06/01/46	(Call 12/01/45)	300	311,055
5.15%, 03/01/43		155	174,504

			485,559
HOUSEHOLD PRODUCTS & WARES — 0.13%
Kimberly-Clark Corp.
3.20%, 07/30/46	(Call 01/30/46)	800	748,608
3.70%, 06/01/43		18	18,444
5.30%, 03/01/41		6	7,580
6.63%, 08/01/37		400	573,388

			1,348,020

Security		Principal (000s)	Value
HOUSEWARES — 0.15%
Newell Brands Inc.
5.38%, 04/01/36	(Call 10/01/35)	$590	$683,019
5.50%, 04/01/46	(Call 10/01/45)	800	943,480

			1,626,499
INSURANCE — 3.49%
ACE Capital Trust II
9.70%, 04/01/30		100	150,464
Aflac Inc.
4.00%, 10/15/46	(Call 04/15/46)	500	496,290
6.45%, 08/15/40		400	526,968
Alleghany Corp.
4.90%, 09/15/44	(Call 03/15/44)	200	201,412
Allstate Corp. (The)
4.50%, 06/15/43		1,000	1,132,000
5.35%, 06/01/33		68	81,529
5.55%, 05/09/35		326	402,463
5.95%, 04/01/36		50	64,574
American International Group Inc.
3.88%, 01/15/35	(Call 07/15/34)	1,515	1,473,640
4.38%, 01/15/55	(Call 07/15/54)	250	234,907
4.50%, 07/16/44	(Call 01/16/44)	1,011	1,029,784
4.70%, 07/10/35	(Call 01/10/35)	700	748,797
4.80%, 07/10/45	(Call 01/10/45)	286	304,556
6.25%, 05/01/36		532	653,099
Aon Corp.
8.21%, 01/01/27		314	414,172
Aon PLC
4.45%, 05/24/43	(Call 02/24/43)	600	602,790
4.60%, 06/14/44	(Call 03/14/44)	300	315,081
4.75%, 05/15/45	(Call 11/15/44)[a]	246	258,871
Arch Capital Group U.S. Inc.
5.14%, 11/01/43		475	505,609
Assurant Inc.
6.75%, 02/15/34		235	285,894
AXA SA
8.60%, 12/15/30		767	1,076,860
AXIS Specialty Finance PLC
5.15%, 04/01/45		5	5,200
Berkshire Hathaway Finance Corp.
4.30%, 05/15/43[a]		118	129,362
4.40%, 05/15/42[a]		504	557,202
5.75%, 01/15/40		430	560,587

SCHEDULE OF INVESTMENTS	49

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security		Principal (000s)	Value
Berkshire Hathaway Inc.
4.50%, 02/11/43[a]		$700	$789,971
Chubb Corp. (The)
6.00%, 05/11/37		485	638,221
Chubb INA Holdings Inc.
4.15%, 03/13/43		485	520,260
4.35%, 11/03/45	(Call 05/03/45)	1,250	1,395,488
Cincinnati Financial Corp.
6.92%, 05/15/28		11	14,224
Endurance Specialty Holdings Ltd.
7.00%, 07/15/34		230	276,702
Everest Reinsurance Holdings Inc.
4.87%, 06/01/44		261	262,723
Hartford Financial Services Group Inc. (The)
4.30%, 04/15/43		14	13,429
5.95%, 10/15/36		281	323,819
6.10%, 10/01/41		490	587,539
6.63%, 03/30/40		100	125,954
Lincoln National Corp.
6.15%, 04/07/36		225	258,842
6.30%, 10/09/37		16	18,881
7.00%, 06/15/40		481	613,179
Loews Corp.
4.13%, 05/15/43	(Call 11/15/42)	308	306,207
6.00%, 02/01/35		150	184,478
Manulife Financial Corp.
5.38%, 03/04/46		431	512,006
Markel Corp.
5.00%, 03/30/43		3	3,124
5.00%, 04/05/46		475	497,714
Marsh & McLennan Companies Inc.
5.88%, 08/01/33		205	252,619
MetLife Inc.
4.05%, 03/01/45[a]		1,155	1,141,925
4.13%, 08/13/42		348	346,232
4.60%, 05/13/46	(Call 11/13/45)[a]	850	918,349
4.72%, 12/15/44		618	676,710
4.88%, 11/13/43		489	542,907
5.70%, 06/15/35[a]		431	525,277
6.40%, 12/15/66	(Call 12/15/31)	820	918,695
6.50%, 12/15/32		458	588,901
10.75%, 08/01/69	(Call 08/01/34)	16	26,140

Security		Principal (000s)	Value
Principal Financial Group Inc.
4.35%, 05/15/43[a]		$600	$598,062
4.63%, 09/15/42		5	5,155
6.05%, 10/15/36		166	202,900
Progressive Corp. (The)
2.45%, 01/15/27		900	878,148
3.70%, 01/26/45[a]		200	200,122
4.35%, 04/25/44		236	259,860
6.25%, 12/01/32		173	222,736
Protective Life Corp.
8.45%, 10/15/39[a]		200	277,128
Prudential Financial Inc.
4.60%, 05/15/44[a]		700	740,908
5.10%, 08/15/43		11	12,288
5.40%, 06/13/35		445	511,750
5.63%, 05/12/41		13	15,378
5.70%, 12/14/36		300	355,743
5.80%, 11/16/41		150	181,158
5.90%, 03/17/36		210	251,880
6.20%, 11/15/40		200	251,472
6.63%, 06/21/40		5	6,537
Series B
5.75%, 07/15/33		8	9,387
Series D
6.63%, 12/01/37		1,006	1,320,194
Transatlantic Holdings Inc.
8.00%, 11/30/39		200	267,486
Travelers Companies Inc. (The)
3.75%, 05/15/46	(Call 11/15/45)	600	611,418
4.60%, 08/01/43		66	75,961
5.35%, 11/01/40		300	374,406
6.25%, 06/15/37		1,000	1,351,890
6.75%, 06/20/36		50	70,278
Travelers Property Casualty Corp.
6.38%, 03/15/33		110	146,016
Trinity Acquisition PLC
6.13%, 08/15/43		100	111,400
Unum Group
5.75%, 08/15/42		305	338,239
Validus Holdings Ltd.
8.88%, 01/26/40		134	182,562
Voya Financial Inc.
4.80%, 06/15/46		100	98,260
5.70%, 07/15/43		290	315,210

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security		Principal (000s)	Value
WR Berkley Corp.
4.75%, 08/01/44[a]		$50	$50,118
6.25%, 02/15/37		400	477,944
XLIT Ltd.
5.50%, 03/31/45		500	482,305
6.25%, 05/15/27		86	101,870

			36,848,796
INTERNET — 0.23%
Alibaba Group Holding Ltd.
4.50%, 11/28/34	(Call 05/28/34)[a]	400	422,103
Amazon.com Inc.
4.80%, 12/05/34	(Call 06/05/34)	800	913,176
4.95%, 12/05/44	(Call 06/05/44)	750	882,405
eBay Inc.
4.00%, 07/15/42	(Call 01/15/42)	300	264,165

			2,481,849
IRON & STEEL — 0.44%
Nucor Corp.
5.20%, 08/01/43	(Call 02/01/43)	314	353,828
6.40%, 12/01/37		286	353,181
Reliance Steel & Aluminum Co.
6.85%, 11/15/36		100	108,949
Vale Overseas Ltd.
6.88%, 11/21/36		1,700	1,710,625
6.88%, 11/10/39		1,400	1,380,750
8.25%, 01/17/34[a]		255	287,194
Vale SA
5.63%, 09/11/42[a]		535	464,112

			4,658,639
LEISURE TIME — 0.02%
Harley-Davidson Inc.
4.63%, 07/28/45	(Call 01/28/45)	216	227,204

			227,204
LODGING — 0.02%
Starwood Hotels & Resorts Worldwide LLC
4.50%, 10/01/34	(Call 04/01/34)	186	188,001

			188,001
MACHINERY — 0.48%
Caterpillar Inc.
3.80%, 08/15/42[a]		1,277	1,288,825
4.30%, 05/15/44	(Call 11/15/43)[a]	386	418,768
4.75%, 05/15/64	(Call 11/15/63)	203	224,412

Security		Principal (000s)	Value
5.20%, 05/27/41		$500	$599,275
5.30%, 09/15/35		11	12,999
6.05%, 08/15/36		111	142,953
Cummins Inc.
4.88%, 10/01/43	(Call 04/01/43)	200	230,416
Deere & Co.
3.90%, 06/09/42	(Call 12/09/41)	900	938,736
5.38%, 10/16/29		405	510,656
7.13%, 03/03/31		111	153,249
8.10%, 05/15/30		50	73,921
Rockwell Automation Inc.
6.70%, 01/15/28		200	265,100
XYLEM Inc.
4.38%, 11/01/46	(Call 05/01/46)	250	251,080

			5,110,390
MANUFACTURING — 1.57%
3M Co.
3.13%, 09/19/46	(Call 03/19/46)	515	482,581
3.88%, 06/15/44		200	213,042
5.70%, 03/15/37		292	387,767
6.38%, 02/15/28		140	187,645
Dover Corp.
5.38%, 03/01/41	(Call 12/01/40)	365	450,425
Eaton Corp.
4.00%, 11/02/32		1,073	1,106,778
4.15%, 11/02/42		166	171,616
General Electric Co.
4.13%, 10/09/42[a]		577	612,451
4.50%, 03/11/44		1,050	1,182,143
5.88%, 01/14/38		1,300	1,698,970
6.15%, 08/07/37		997	1,336,947
6.88%, 01/10/39		1,246	1,822,636
Series A
6.75%, 03/15/32		2,600	3,573,492
Illinois Tool Works Inc.
3.90%, 09/01/42	(Call 03/01/42)	850	899,334
4.88%, 09/15/41	(Call 03/15/41)	313	369,587
Ingersoll-Rand Global Holding Co. Ltd.
5.75%, 06/15/43		236	288,099
Ingersoll-Rand Luxembourg Finance SA
4.65%, 11/01/44	(Call 05/01/44)	200	215,476

SCHEDULE OF INVESTMENTS	51

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security		Principal (000s)	Value
Parker-Hannifin Corp.
4.20%, 11/21/34	(Call 05/21/34)	$336	$363,928
4.45%, 11/21/44	(Call 05/21/44)	428	486,829
Series A
6.25%, 05/15/38		100	135,142
Tyco Electronics Group SA
7.13%, 10/01/37		236	324,358
Tyco International Finance SA
5.13%, 09/14/45	(Call 03/14/45)	271	310,656

			16,619,902
MEDIA — 5.13%
21st Century Fox America Inc.
4.75%, 09/15/44	(Call 03/15/44)	600	636,084
4.95%, 10/15/45	(Call 04/15/45)	456	500,569
5.40%, 10/01/43		456	522,904
6.15%, 03/01/37		400	489,820
6.15%, 02/15/41		426	529,723
6.20%, 12/15/34[a]		740	917,038
6.40%, 12/15/35		202	253,759
6.55%, 03/15/33		640	804,691
6.65%, 11/15/37		780	1,006,099
6.90%, 08/15/39		11	14,442
7.75%, 12/01/45		533	762,142
7.85%, 03/01/39		350	489,325
8.15%, 10/17/36		100	142,751
CBS Corp.
2.90%, 01/15/27	(Call 10/15/26)	445	433,808
4.60%, 01/15/45	(Call 07/15/44)	200	202,568
4.85%, 07/01/42	(Call 01/01/42)	342	355,246
4.90%, 08/15/44	(Call 02/15/44)	100	104,474
5.50%, 05/15/33		604	662,781
5.90%, 10/15/40	(Call 04/15/40)	211	247,834
7.88%, 07/30/30		438	613,896
Charter Communications Operating LLC/Charter Communications Operating Capital
6.38%, 10/23/35	(Call 04/23/35)[b]	975	1,126,856
6.48%, 10/23/45	(Call 04/23/45)[b]	2,090	2,449,605
6.83%, 10/23/55	(Call 04/23/55)[b]	321	378,902
Comcast Corp.
2.35%, 01/15/27	(Call 10/15/26)	1,000	968,130
3.20%, 07/15/36	(Call 01/15/36)[a]	535	507,881
3.40%, 07/15/46	(Call 01/15/46)	365	336,567

Security		Principal (000s)	Value
4.20%, 08/15/34	(Call 02/15/34)	$1,510	$1,617,467
4.25%, 01/15/33		942	1,012,499
4.40%, 08/15/35	(Call 02/15/35)	100	109,959
4.50%, 01/15/43		711	770,880
4.60%, 08/15/45	(Call 02/15/45)	1,825	2,019,417
4.65%, 07/15/42		870	963,838
4.75%, 03/01/44		1,316	1,474,091
5.65%, 06/15/35		11	13,730
6.40%, 05/15/38		206	277,161
6.40%, 03/01/40		216	295,056
6.45%, 03/15/37		278	373,123
6.50%, 11/15/35		511	690,744
6.55%, 07/01/39		264	362,773
6.95%, 08/15/37		633	899,531
7.05%, 03/15/33		161	222,705
Discovery Communications LLC
4.88%, 04/01/43		250	238,280
4.95%, 05/15/42		175	168,436
6.35%, 06/01/40		840	907,435
Grupo Televisa SAB
5.00%, 05/13/45	(Call 11/13/44)[a]	800	758,728
6.13%, 01/31/46	(Call 07/31/45)	400	439,520
6.63%, 01/15/40		400	457,236
Historic TW Inc.
6.63%, 05/15/29		1,280	1,628,787
NBCUniversal Media LLC
4.45%, 01/15/43		816	878,661
5.95%, 04/01/41		675	874,247
6.40%, 04/30/40		832	1,130,646
TCI Communications Inc.
7.13%, 02/15/28		400	551,844
Thomson Reuters Corp.
5.50%, 08/15/35		150	168,048
5.65%, 11/23/43	(Call 05/23/43)	186	212,520
5.85%, 04/15/40		600	687,126
Time Warner Cable LLC
4.50%, 09/15/42	(Call 03/15/42)	525	491,731
5.50%, 09/01/41	(Call 03/01/41)	650	691,840
5.88%, 11/15/40	(Call 05/15/40)	821	897,435
6.55%, 05/01/37		300	351,291
6.75%, 06/15/39		811	965,788
7.30%, 07/01/38		1,050	1,318,527
Time Warner Companies Inc.
6.95%, 01/15/28		21	27,194

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security		Principal (000s)	Value
Time Warner Entertainment Co. LP
8.38%, 07/15/33		$1,000	$1,347,670
Time Warner Inc.
4.65%, 06/01/44	(Call 12/01/43)	1,400	1,451,534
4.85%, 07/15/45	(Call 01/15/45)	1,232	1,319,226
4.90%, 06/15/42		243	259,638
5.35%, 12/15/43		400	453,428
5.38%, 10/15/41[a]		250	279,900
6.10%, 07/15/40		175	210,530
6.20%, 03/15/40		164	199,608
6.25%, 03/29/41		200	245,398
6.50%, 11/15/36		300	370,971
7.63%, 04/15/31		500	697,205
7.70%, 05/01/32		800	1,102,344
Viacom Inc.
4.38%, 03/15/43		1,025	941,381
4.50%, 02/27/42		125	116,745
4.85%, 12/15/34	(Call 06/15/34)	290	292,230
4.88%, 06/15/43	(Call 12/15/42)	100	98,203
5.25%, 04/01/44	(Call 10/01/43)	375	394,136
5.85%, 09/01/43	(Call 03/01/43)	650	723,983
6.88%, 04/30/36		850	1,009,851
Walt Disney Co. (The)
3.00%, 07/30/46		125	111,356
3.70%, 12/01/42		275	276,936
4.13%, 06/01/44		350	377,080
4.38%, 08/16/41		500	549,640
7.00%, 03/01/32		391	547,771
Series E
4.13%, 12/01/41		387	412,171

			54,195,124
METAL FABRICATE & HARDWARE — 0.10%
Precision Castparts Corp.
3.90%, 01/15/43	(Call 07/15/42)	166	173,689
4.20%, 06/15/35	(Call 12/15/34)	500	543,460
4.38%, 06/15/45	(Call 12/15/44)	11	12,395
Valmont Industries Inc.
5.00%, 10/01/44	(Call 04/01/44)	205	193,092
5.25%, 10/01/54	(Call 04/01/54)	130	119,642

			1,042,278
MINING — 1.22%
Barrick Gold Corp.
5.25%, 04/01/42		740	810,204

Security		Principal (000s)	Value
Barrick North America Finance LLC
5.70%, 05/30/41		$555	$631,962
5.75%, 05/01/43		500	583,580
7.50%, 09/15/38		200	243,108
Barrick PD Australia Finance Pty Ltd.
5.95%, 10/15/39		700	802,515
BHP Billiton Finance USA Ltd.
4.13%, 02/24/42		880	889,346
5.00%, 09/30/43		1,173	1,335,707
Goldcorp Inc.
5.45%, 06/09/44	(Call 12/09/43)	161	171,148
Newmont Mining Corp.
4.88%, 03/15/42	(Call 09/15/41)	315	327,408
5.88%, 04/01/35[a]		351	398,009
6.25%, 10/01/39		960	1,129,824
Rio Tinto Alcan Inc.
5.75%, 06/01/35		11	11,864
6.13%, 12/15/33		11	12,457
7.25%, 03/15/31		225	274,921
Rio Tinto Finance USA Ltd.
5.20%, 11/02/40		980	1,119,532
7.13%, 07/15/28		292	386,450
Rio Tinto Finance USA PLC
4.13%, 08/21/42	(Call 02/21/42)	731	740,379
4.75%, 03/22/42	(Call 09/22/41)[a]	155	168,820
Southern Copper Corp.
5.25%, 11/08/42		740	699,981
5.88%, 04/23/45		800	799,216
6.75%, 04/16/40		800	869,720
7.50%, 07/27/35		400	473,400
Vale Canada Ltd.
7.20%, 09/15/32		50	50,937

			12,930,488
OFFICE & BUSINESS EQUIPMENT — 0.04%
Xerox Corp.
4.80%, 03/01/35[a]		161	150,851
6.75%, 12/15/39[a]		250	256,995

			407,846
OIL & GAS — 6.41%
Anadarko Finance Co.
7.50%, 05/01/31		475	603,160

SCHEDULE OF INVESTMENTS	53

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security		Principal (000s)	Value
Anadarko Petroleum Corp.
4.50%, 07/15/44	(Call 01/15/44)	$325	$305,471
6.20%, 03/15/40		750	863,062
6.45%, 09/15/36		900	1,061,928
6.60%, 03/15/46	(Call 09/15/45)[a]	1,000	1,230,580
Apache Corp.
4.25%, 01/15/44	(Call 07/15/43)	225	221,607
4.75%, 04/15/43	(Call 10/15/42)	1,300	1,366,521
5.10%, 09/01/40	(Call 03/01/40)	1,000	1,058,700
6.00%, 01/15/37		750	875,730
BP Capital Markets PLC
3.02%, 01/16/27	(Call 10/16/26)[a]	400	401,224
Burlington Resources Finance Co.
7.20%, 08/15/31		614	798,912
7.40%, 12/01/31		500	662,530
Canadian Natural Resources Ltd.
5.85%, 02/01/35		225	239,488
6.25%, 03/15/38		1,130	1,287,115
6.45%, 06/30/33		200	221,864
7.20%, 01/15/32		450	526,513
CNOOC Nexen Finance 2014 ULC
4.88%, 04/30/44[a]		1,000	1,103,033
Conoco Funding Co.
7.25%, 10/15/31		400	520,616
ConocoPhillips
5.90%, 10/15/32		13	15,282
6.50%, 02/01/39		1,081	1,378,902
ConocoPhillips Canada Funding Co. I
5.95%, 10/15/36		350	409,223
ConocoPhillips Co.
4.15%, 11/15/34	(Call 05/15/34)	415	409,759
4.30%, 11/15/44	(Call 05/15/44)	725	726,784
5.95%, 03/15/46	(Call 09/15/45)[a]	250	311,410
ConocoPhillips Holding Co.
6.95%, 04/15/29		1,300	1,644,448
Devon Energy Corp.
4.75%, 05/15/42	(Call 11/15/41)	1,625	1,531,562
5.00%, 06/15/45	(Call 12/15/44)	500	484,375
5.60%, 07/15/41	(Call 01/15/41)	375	388,125
7.95%, 04/15/32		80	100,300
Devon Financing Co. LLC
7.88%, 09/30/31		550	695,750

Security		Principal (000s)	Value
Ecopetrol SA
5.88%, 05/28/45		$900	$795,051
7.38%, 09/18/43		750	772,215
Encana Corp.
6.50%, 08/15/34		1,050	1,131,375
6.50%, 02/01/38		500	538,125
Eni USA Inc.
7.30%, 11/15/27		205	246,748
EOG Resources Inc.
3.90%, 04/01/35	(Call 10/01/34)	300	295,842
5.10%, 01/15/36	(Call 07/15/35)	250	281,413
Exxon Mobil Corp.
3.57%, 03/06/45	(Call 09/06/44)	334	333,115
4.11%, 03/01/46	(Call 09/01/45)[a]	1,450	1,564,463
Hess Corp.
4.30%, 04/01/27	(Call 01/01/27)	500	497,500
5.60%, 02/15/41		500	495,625
5.80%, 04/01/47	(Call 10/01/46)[a]	1,050	1,076,250
6.00%, 01/15/40		200	206,000
7.13%, 03/15/33		225	258,469
7.30%, 08/15/31		621	728,122
Kerr-McGee Corp.
7.88%, 09/15/31		14	17,718
Marathon Oil Corp.
5.20%, 06/01/45	(Call 12/01/44)	300	280,125
6.60%, 10/01/37		630	673,312
6.80%, 03/15/32		26	28,177
Marathon Petroleum Corp.
4.75%, 09/15/44	(Call 03/15/44)	650	578,032
5.00%, 09/15/54	(Call 03/15/54)	200	169,496
5.85%, 12/15/45	(Call 06/15/45)	125	125,304
6.50%, 03/01/41	(Call 09/01/40)	615	662,503
Nexen Energy ULC
6.40%, 05/15/37		904	1,148,523
7.50%, 07/30/39		375	534,248
7.88%, 03/15/32		160	224,325
Noble Energy Inc.
5.25%, 11/15/43	(Call 05/15/43)	820	857,671
6.00%, 03/01/41	(Call 09/01/40)	735	809,580
Occidental Petroleum Corp.
4.40%, 04/15/46	(Call 10/15/45)	950	1,018,542
4.63%, 06/15/45	(Call 12/15/44)	200	219,194
Petro-Canada
5.35%, 07/15/33		125	139,689

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security		Principal (000s)	Value
5.95%, 05/15/35		$11	$13,085
6.80%, 05/15/38		1,250	1,644,888
Petroleos Mexicanos
5.50%, 06/27/44		1,323	1,139,937
5.63%, 01/23/46		1,550	1,339,076
6.38%, 01/23/45[a]		1,400	1,335,278
6.50%, 06/02/41		1,850	1,798,515
6.63%, 06/15/35		1,755	1,771,058
6.63%, 06/15/38		300	299,901
6.75%, 09/21/47[a,b]		1,892	1,879,570
Phillips 66
4.65%, 11/15/34	(Call 05/15/34)	629	664,891
4.88%, 11/15/44	(Call 05/15/44)	1,350	1,453,815
5.88%, 05/01/42		365	446,490
Shell International Finance BV
3.75%, 09/12/46[a]		500	478,295
4.00%, 05/10/46		1,300	1,285,648
4.13%, 05/11/35		565	585,058
4.38%, 05/11/45[a]		2,000	2,100,760
4.55%, 08/12/43		1,881	2,004,412
5.50%, 03/25/40		346	410,937
6.38%, 12/15/38		931	1,224,777
Statoil ASA
3.95%, 05/15/43		800	802,392
4.25%, 11/23/41		250	260,172
4.80%, 11/08/43		450	509,341
5.10%, 08/17/40		380	443,870
6.50%, 12/01/28[b]		100	130,095
6.80%, 01/15/28		75	100,062
7.15%, 01/15/29		350	488,568
Suncor Energy Inc.
5.95%, 12/01/34		150	177,407
6.50%, 06/15/38		600	771,798
6.85%, 06/01/39		600	805,680
Tosco Corp.
7.80%, 01/01/27		364	467,751
8.13%, 02/15/30		61	83,397
Valero Energy Corp.
4.90%, 03/15/45[a]		545	534,100
6.63%, 06/15/37[a]		1,100	1,289,134
7.50%, 04/15/32		258	322,768
10.50%, 03/15/39		11	17,066

Security		Principal (000s)	Value
XTO Energy Inc.
6.75%, 08/01/37		$350	$492,761

			67,723,479
OIL & GAS SERVICES — 0.49%
Baker Hughes Inc.
5.13%, 09/15/40		490	563,358
Halliburton Co.
4.50%, 11/15/41	(Call 05/15/41)	672	676,254
4.75%, 08/01/43	(Call 02/01/43)	825	865,021
4.85%, 11/15/35	(Call 05/15/35)[a]	1,033	1,107,397
5.00%, 11/15/45	(Call 05/15/45)	265	290,983
6.70%, 09/15/38		21	26,841
7.45%, 09/15/39		825	1,131,941
National Oilwell Varco Inc.
3.95%, 12/01/42	(Call 06/01/42)	705	539,790

			5,201,585
PACKAGING & CONTAINERS — 0.03%
Sonoco Products Co.
5.75%, 11/01/40	(Call 05/01/40)	253	286,525

			286,525
PHARMACEUTICALS — 4.93%
Abbott Laboratories
5.30%, 05/27/40		603	701,982
6.00%, 04/01/39		450	563,386
AbbVie Inc.
4.30%, 05/14/36	(Call 11/14/35)	750	750,960
4.40%, 11/06/42		1,500	1,478,145
4.45%, 05/14/46	(Call 11/14/45)	800	795,024
4.50%, 05/14/35	(Call 11/14/34)[a]	1,850	1,898,988
4.70%, 05/14/45	(Call 11/14/44)[a]	1,675	1,723,089
Actavis Funding SCS
4.55%, 03/15/35	(Call 09/15/34)[a]	1,850	1,908,164
4.75%, 03/15/45	(Call 09/15/44)[a]	2,200	2,305,798
4.85%, 06/15/44	(Call 12/15/43)	450	473,036
Actavis Inc.
4.63%, 10/01/42	(Call 04/01/42)	300	307,896
AmerisourceBergen Corp.
4.25%, 03/01/45	(Call 09/01/44)	336	346,977
AstraZeneca PLC
4.00%, 09/18/42		650	659,406
4.38%, 11/16/45		800	852,912
6.45%, 09/15/37		1,200	1,630,464

SCHEDULE OF INVESTMENTS	55

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security		Principal (000s)	Value
Baxalta Inc.
5.25%, 06/23/45	(Call 12/23/44)	$600	$679,488
Bristol-Myers Squibb Co.
3.25%, 08/01/42		19	18,461
4.50%, 03/01/44	(Call 09/01/43)	518	602,009
5.88%, 11/15/36		820	1,064,868
Cardinal Health Inc.
4.50%, 11/15/44	(Call 05/15/44)	200	208,252
4.60%, 03/15/43		650	687,362
Eli Lilly & Co.
3.70%, 03/01/45	(Call 09/01/44)	732	752,335
5.50%, 03/15/27		459	572,130
5.55%, 03/15/37		166	207,820
Express Scripts Holding Co.
3.40%, 03/01/27	(Call 12/01/26)	1,175	1,156,835
4.80%, 07/15/46	(Call 01/15/46)[a]	500	500,010
6.13%, 11/15/41		400	475,172
GlaxoSmithKline Capital Inc.
4.20%, 03/18/43[a]		5	5,501
5.38%, 04/15/34		200	241,070
6.38%, 05/15/38		2,326	3,242,770
Johnson & Johnson
3.55%, 03/01/36	(Call 09/01/35)	1,270	1,346,098
3.70%, 03/01/46	(Call 09/01/45)	725	779,049
4.38%, 12/05/33	(Call 06/05/33)	1,250	1,452,313
4.50%, 09/01/40		508	608,589
4.50%, 12/05/43	(Call 06/05/43)	379	455,334
4.85%, 05/15/41		11	13,775
4.95%, 05/15/33		261	320,210
5.85%, 07/15/38		213	296,302
5.95%, 08/15/37		200	280,632
6.95%, 09/01/29		14	20,264
McKesson Corp.
4.88%, 03/15/44	(Call 09/15/43)	634	690,527
6.00%, 03/01/41	(Call 09/01/40)	80	98,795
Mead Johnson Nutrition Co.
4.60%, 06/01/44	(Call 12/01/43)	203	208,061
5.90%, 11/01/39		340	404,314
Merck & Co. Inc.
3.60%, 09/15/42	(Call 03/15/42)	11	11,079
3.70%, 02/10/45	(Call 08/10/44)	1,600	1,640,544
4.15%, 05/18/43		700	768,551
6.50%, 12/01/33		344	468,958
6.55%, 09/15/37		207	288,252

Security		Principal (000s)	Value
Merck Sharp & Dohme Corp.
5.75%, 11/15/36		$500	$628,755
5.85%, 06/30/39		11	14,280
5.95%, 12/01/28		400	510,532
Mylan Inc.
5.40%, 11/29/43	(Call 05/29/43)	200	211,394
Mylan NV
5.25%, 06/15/46	(Call 12/15/45)[b]	950	962,008
Novartis Capital Corp.
3.70%, 09/21/42		200	202,888
4.00%, 11/20/45	(Call 05/20/45)[a]	600	649,050
4.40%, 05/06/44		1,300	1,479,530
Perrigo Co. PLC
5.30%, 11/15/43	(Call 05/15/43)	250	255,940
Perrigo Finance Unlimited Co.
4.90%, 12/15/44	(Call 06/15/44)	221	215,871
Pfizer Inc.
4.30%, 06/15/43		371	411,131
4.40%, 05/15/44		806	906,428
5.60%, 09/15/40		100	126,032
7.20%, 03/15/39		1,500	2,233,620
Pharmacia LLC
6.60%, 12/01/28		900	1,215,000
Teva Pharmaceutical Finance Co. LLC
6.15%, 02/01/36[a]		600	736,404
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/26		1,000	972,250
4.10%, 10/01/46[a]		1,240	1,150,261
Wyeth LLC
5.95%, 04/01/37		1,225	1,596,763
6.00%, 02/15/36		21	27,008
6.50%, 02/01/34		18	24,057
Zoetis Inc.
4.70%, 02/01/43	(Call 08/01/42)	590	604,756

			52,095,915
PIPELINES — 3.47%
Buckeye Partners LP
5.60%, 10/15/44	(Call 04/15/44)	100	103,574
5.85%, 11/15/43	(Call 05/15/43)	350	371,161
CenterPoint Energy Resources Corp.
5.85%, 01/15/41	(Call 07/15/40)	100	119,159
6.63%, 11/01/37		11	13,514

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security		Principal (000s)	Value
Columbia Pipeline Group Inc.
5.80%, 06/01/45	(Call 12/01/44)	$175	$207,400
El Paso Natural Gas Co. LLC
8.38%, 06/15/32		11	13,773
Enable Midstream Partners LP
5.00%, 05/15/44	(Call 11/15/43)	125	105,938
Enbridge Energy Partners LP
5.50%, 09/15/40	(Call 03/15/40)	200	206,650
Series B
7.50%, 04/15/38		461	566,352
Enbridge Inc.
4.50%, 06/10/44	(Call 12/10/43)	200	182,982
Energy Transfer Partners LP
4.90%, 03/15/35	(Call 09/15/34)	220	205,414
5.15%, 02/01/43	(Call 08/01/42)	355	329,064
5.15%, 03/15/45	(Call 09/15/44)	550	512,682
6.05%, 06/01/41	(Call 12/01/40)	50	50,658
6.13%, 12/15/45	(Call 06/15/45)	625	653,500
6.50%, 02/01/42	(Call 08/01/41)	1,080	1,150,351
6.63%, 10/15/36		135	146,788
7.50%, 07/01/38		511	585,688
8.25%, 11/15/29	(Call 08/15/29)	100	124,487
EnLink Midstream Partners LP
5.05%, 04/01/45	(Call 10/01/44)	250	221,250
5.60%, 04/01/44	(Call 10/01/43)	180	171,450
Enterprise Products Operating LLC
3.95%, 02/15/27	(Call 11/15/26)	220	228,899
4.45%, 02/15/43	(Call 08/15/42)	875	843,124
4.85%, 08/15/42	(Call 02/15/42)	225	228,942
4.85%, 03/15/44	(Call 09/15/43)	700	705,754
4.90%, 05/15/46	(Call 11/15/45)	1,045	1,081,084
4.95%, 10/15/54	(Call 04/15/54)	950	931,808
5.10%, 02/15/45	(Call 08/15/44)	750	792,345
5.70%, 02/15/42		470	528,477
5.95%, 02/01/41		298	339,994
6.13%, 10/15/39		145	166,406
7.55%, 04/15/38		212	275,519
Series D
6.88%, 03/01/33		264	324,208
Series H
6.65%, 10/15/34		111	132,295
Kinder Morgan Energy Partners LP
4.70%, 11/01/42	(Call 05/01/42)	215	197,288
5.00%, 08/15/42	(Call 02/15/42)	250	239,020

Security		Principal (000s)	Value
5.00%, 03/01/43	(Call 09/01/42)	$100	$95,724
5.40%, 09/01/44	(Call 03/01/44)	360	358,438
5.50%, 03/01/44	(Call 09/01/43)	250	253,050
5.80%, 03/15/35		775	811,805
6.38%, 03/01/41		230	247,411
6.55%, 09/15/40		100	108,753
6.95%, 01/15/38		900	1,026,729
7.30%, 08/15/33		11	12,968
7.40%, 03/15/31		118	138,151
7.50%, 11/15/40		416	495,236
7.75%, 03/15/32		100	119,743
Kinder Morgan Inc./DE
5.05%, 02/15/46	(Call 08/15/45)	425	412,628
5.30%, 12/01/34	(Call 06/01/34)	1,950	1,974,433
5.55%, 06/01/45	(Call 12/01/44)	2,100	2,173,941
7.75%, 01/15/32		25	30,516
Magellan Midstream Partners LP
4.20%, 12/01/42	(Call 06/01/42)	200	190,798
4.20%, 03/15/45	(Call 09/15/44)	350	334,632
4.25%, 09/15/46	(Call 03/15/46)	320	311,427
5.15%, 10/15/43	(Call 04/15/43)	250	269,965
ONEOK Partners LP
6.13%, 02/01/41	(Call 08/01/40)	545	602,100
6.20%, 09/15/43	(Call 03/15/43)	25	28,054
6.65%, 10/01/36		450	512,244
6.85%, 10/15/37		400	463,864
Phillips 66 Partners LP
4.90%, 10/01/46	(Call 04/01/46)	500	501,515
Plains All American Pipeline LP/PAA Finance Corp.
4.70%, 06/15/44	(Call 12/15/43)	250	228,528
4.90%, 02/15/45	(Call 08/15/44)	725	687,771
5.15%, 06/01/42	(Call 12/01/41)	430	412,804
6.65%, 01/15/37		350	385,549
Southern Natural Gas Co. LLC
8.00%, 03/01/32		12	15,025
Spectra Energy Capital LLC
7.50%, 09/15/38		226	279,006
Spectra Energy Partners LP
4.50%, 03/15/45	(Call 09/15/44)[a]	285	283,937
5.95%, 09/25/43	(Call 03/25/43)	241	283,751
Sunoco Logistics Partners Operations LP
4.95%, 01/15/43	(Call 07/15/42)	750	712,613

SCHEDULE OF INVESTMENTS	57

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security		Principal (000s)	Value
5.30%, 04/01/44	(Call 10/01/43)	$303	$302,276
6.10%, 02/15/42		175	188,631
6.85%, 02/15/40		16	18,300
Tennessee Gas Pipeline Co. LLC
7.00%, 10/15/28		375	445,177
Texas Eastern Transmission LP
7.00%, 07/15/32		276	342,530
TransCanada PipeLines Ltd.
4.63%, 03/01/34	(Call 12/01/33)	655	721,528
5.00%, 10/16/43	(Call 04/16/43)	410	465,653
5.60%, 03/31/34		300	357,345
5.85%, 03/15/36		100	121,873
6.10%, 06/01/40		324	413,213
6.20%, 10/15/37		550	696,547
7.25%, 08/15/38		400	563,640
7.63%, 01/15/39		925	1,359,611
Transcontinental Gas Pipe Line Co. LLC
4.45%, 08/01/42	(Call 02/01/42)	635	584,759
5.40%, 08/15/41	(Call 02/15/41)	26	27,111
Western Gas Partners LP
5.45%, 04/01/44	(Call 10/01/43)	380	388,075
Williams Partners LP
4.90%, 01/15/45	(Call 07/15/44)	825	769,412
5.10%, 09/15/45	(Call 03/15/45)	200	191,392
5.40%, 03/04/44	(Call 09/04/43)	600	585,258
5.80%, 11/15/43	(Call 05/15/43)	50	50,784
6.30%, 04/15/40		250	267,780

			36,681,002
REAL ESTATE INVESTMENT TRUSTS — 0.69%
American Tower Corp.
3.13%, 01/15/27	(Call 10/15/26)	500	487,475
3.38%, 10/15/26	(Call 07/15/26)	410	407,966
AvalonBay Communities Inc.
3.90%, 10/15/46	(Call 04/15/46)[a]	350	341,299
Boston Properties LP
2.75%, 10/01/26	(Call 07/01/26)	500	483,565
Brandywine Operating Partnership LP
4.55%, 10/01/29	(Call 07/01/29)	5	5,138
ERP Operating LP
4.50%, 07/01/44	(Call 01/01/44)	640	683,328

Security		Principal (000s)	Value
Federal Realty Investment Trust
4.50%, 12/01/44	(Call 06/01/44)	$267	$290,280
HCP Inc.
6.75%, 02/01/41	(Call 08/01/40)	230	279,080
Kilroy Realty LP
4.25%, 08/15/29	(Call 05/15/29)	14	14,494
Kimco Realty Corp.
4.25%, 04/01/45	(Call 10/01/44)	200	199,412
Omega Healthcare Investors Inc.
4.50%, 04/01/27	(Call 01/01/27)	302	300,345
Realty Income Corp.
5.88%, 03/15/35		250	298,857
Simon Property Group LP
4.25%, 10/01/44	(Call 04/01/44)	14	14,954
4.75%, 03/15/42	(Call 09/15/41)	280	319,556
6.75%, 02/01/40	(Call 11/01/39)	550	776,495
Ventas Realty LP
4.38%, 02/01/45	(Call 08/01/44)	447	439,562
5.70%, 09/30/43	(Call 03/30/43)	11	12,918
Welltower Inc.
5.13%, 03/15/43	(Call 09/15/42)[a]	205	219,692
6.50%, 03/15/41	(Call 09/15/40)	200	250,774
Weyerhaeuser Co.
6.88%, 12/15/33		325	411,973
6.95%, 10/01/27[a]		278	345,148
7.38%, 03/15/32		516	683,623

			7,265,934
RETAIL — 3.93%
Bed Bath & Beyond Inc.
4.92%, 08/01/34	(Call 02/01/34)[a]	350	350,416
5.17%, 08/01/44	(Call 02/01/44)	425	405,450
CVS Health Corp.
4.88%, 07/20/35	(Call 01/20/35)	1,100	1,240,525
5.13%, 07/20/45	(Call 01/20/45)	2,325	2,705,277
5.30%, 12/05/43	(Call 06/05/43)	18	21,161
Darden Restaurants Inc.
6.80%, 10/15/37		210	243,600
Home Depot Inc. (The)
3.50%, 09/15/56	(Call 03/15/56)	640	595,821
4.20%, 04/01/43	(Call 10/01/42)	121	131,450
4.25%, 04/01/46	(Call 10/01/45)	1,150	1,267,369
4.40%, 03/15/45	(Call 09/15/44)	700	781,634
4.88%, 02/15/44	(Call 08/15/43)	711	840,857

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security		Principal (000s)	Value
5.40%, 09/15/40	(Call 03/15/40)	$21	$26,108
5.88%, 12/16/36		1,525	2,017,987
5.95%, 04/01/41	(Call 10/01/40)	963	1,286,655
Kohl’s Corp.
5.55%, 07/17/45	(Call 01/17/45)	300	291,222
Lowe’s Companies Inc.
3.70%, 04/15/46	(Call 10/15/45)	800	790,144
4.38%, 09/15/45	(Call 03/15/45)	750	817,350
4.65%, 04/15/42	(Call 10/15/41)	400	452,396
5.00%, 09/15/43	(Call 03/15/43)	600	705,396
5.50%, 10/15/35		11	13,510
5.80%, 10/15/36		16	20,239
5.80%, 04/15/40	(Call 10/15/39)[a]	300	386,676
6.65%, 09/15/37		100	139,665
6.88%, 02/15/28		600	803,034
Macy’s Retail Holdings Inc.
4.30%, 02/15/43	(Call 08/15/42)	76	63,195
4.50%, 12/15/34	(Call 06/15/34)[a]	107	97,492
5.13%, 01/15/42	(Call 07/15/41)[a]	200	186,366
6.38%, 03/15/37[a]		213	224,116
6.70%, 07/15/34		200	214,484
6.90%, 04/01/29[a]		850	958,936
6.90%, 01/15/32		50	55,342
McDonald’s Corp.
3.63%, 05/01/43		11	10,239
3.70%, 02/15/42		518	491,266
4.60%, 05/26/45	(Call 11/26/44)[a]	300	321,507
4.70%, 12/09/35	(Call 06/09/35)	675	742,000
4.88%, 07/15/40		6	6,566
4.88%, 12/09/45	(Call 06/09/45)	1,450	1,623,608
5.70%, 02/01/39		275	330,660
6.30%, 10/15/37		360	461,779
6.30%, 03/01/38		200	257,116
Nordstrom Inc.
5.00%, 01/15/44	(Call 07/15/43)	257	261,734
6.95%, 03/15/28		450	561,105
QVC Inc.
5.45%, 08/15/34	(Call 02/15/34)[a]	350	323,312
5.95%, 03/15/43		100	93,875
Starbucks Corp.
4.30%, 06/15/45	(Call 12/15/44)	197	222,159
Target Corp.
3.63%, 04/15/46[a]		1,505	1,482,786

Security		Principal (000s)	Value
4.00%, 07/01/42[a]		$1,100	$1,154,197
6.35%, 11/01/32		282	374,832
Tiffany & Co.
4.90%, 10/01/44	(Call 04/01/44)	83	80,810
Wal-Mart Stores Inc.
4.00%, 04/11/43	(Call 10/11/42)	1,475	1,576,790
4.30%, 04/22/44	(Call 10/22/43)[a]	900	1,012,500
4.75%, 10/02/43	(Call 04/02/43)	566	670,557
4.88%, 07/08/40		168	199,685
5.00%, 10/25/40		348	421,289
5.25%, 09/01/35		1,200	1,533,072
5.63%, 04/01/40		116	151,039
5.63%, 04/15/41		314	411,949
5.88%, 04/05/27		21	26,959
6.20%, 04/15/38		2,250	3,119,985
6.50%, 08/15/37		1,700	2,433,329
7.55%, 02/15/30		683	1,021,440
Walgreen Co.
4.40%, 09/15/42		125	126,634
Walgreens Boots Alliance Inc.
4.50%, 11/18/34	(Call 05/18/34)	150	155,883
4.65%, 06/01/46	(Call 12/01/45)	750	787,125
4.80%, 11/18/44	(Call 05/18/44)	900	966,267

			41,547,927
SEMICONDUCTORS — 0.72%
Analog Devices Inc.
5.30%, 12/15/45	(Call 06/15/45)	300	323,496
Applied Materials Inc.
5.10%, 10/01/35	(Call 04/01/35)	400	462,944
5.85%, 06/15/41		311	383,342
Intel Corp.
4.00%, 12/15/32		386	412,391
4.10%, 05/19/46	(Call 11/19/45)[a]	450	464,976
4.25%, 12/15/42		371	391,527
4.80%, 10/01/41		1,080	1,226,869
4.90%, 07/29/45	(Call 01/29/45)	1,400	1,608,614
KLA-Tencor Corp.
5.65%, 11/01/34	(Call 07/01/34)[a]	200	217,996
QUALCOMM Inc.
4.65%, 05/20/35	(Call 11/20/34)	850	923,823
4.80%, 05/20/45	(Call 11/20/44)	1,060	1,166,890

			7,582,868

SCHEDULE OF INVESTMENTS	59

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security		Principal (000s)	Value
SOFTWARE — 2.37%
Fidelity National Information Services Inc.
4.50%, 08/15/46	(Call 02/15/46)	$250	$245,645
Microsoft Corp.
3.45%, 08/08/36	(Call 02/08/36)	1,000	989,460
3.50%, 02/12/35	(Call 08/12/34)[a]	1,300	1,302,652
3.50%, 11/15/42		350	333,102
3.70%, 08/08/46	(Call 02/08/46)	3,250	3,180,937
3.75%, 05/01/43	(Call 11/01/42)	623	614,502
3.75%, 02/12/45	(Call 08/12/44)	428	421,516
3.95%, 08/08/56	(Call 02/08/56)	500	489,135
4.00%, 02/12/55	(Call 08/12/54)	1,500	1,483,215
4.20%, 11/03/35	(Call 05/03/35)	521	570,391
4.45%, 11/03/45	(Call 05/03/45)	1,900	2,091,444
4.50%, 10/01/40		404	446,994
4.75%, 11/03/55	(Call 05/03/55)	500	563,795
4.88%, 12/15/43	(Call 06/15/43)[a]	504	581,853
5.20%, 06/01/39		322	389,733
5.30%, 02/08/41		623	766,115
Oracle Corp.
3.25%, 05/15/30	(Call 02/15/30)[a]	836	854,141
3.85%, 07/15/36	(Call 01/15/36)	1,000	1,009,020
3.90%, 05/15/35	(Call 11/15/34)	1,007	1,020,816
4.00%, 07/15/46	(Call 01/15/46)	1,595	1,574,201
4.13%, 05/15/45	(Call 11/15/44)	1,400	1,404,438
4.30%, 07/08/34	(Call 01/08/34)[a]	982	1,047,824
4.38%, 05/15/55	(Call 11/15/54)[a]	354	365,112
4.50%, 07/08/44	(Call 01/08/44)	717	764,200
5.38%, 07/15/40		1,069	1,273,724
6.13%, 07/08/39		946	1,227,662
6.50%, 04/15/38[a]		40	54,005

			25,065,632
TELECOMMUNICATIONS — 7.08%
America Movil SAB de CV
4.38%, 07/16/42[a]		643	632,841
6.13%, 11/15/37		125	147,684
6.13%, 03/30/40		1,721	2,062,171
6.38%, 03/01/35		145	177,173
AT&T Corp.
8.25%, 11/15/31		501	723,945
AT&T Inc.
4.30%, 12/15/42	(Call 06/15/42)	851	789,677

Security		Principal (000s)	Value
4.35%, 06/15/45	(Call 12/15/44)	$829	$764,628
4.50%, 05/15/35	(Call 11/15/34)	1,208	1,193,842
4.50%, 03/09/48	(Call 09/09/47)[b]	5,048	4,764,908
4.55%, 03/09/49	(Call 09/09/48)[b]	1,281	1,204,691
4.75%, 05/15/46	(Call 11/15/45)	2,000	1,954,700
4.80%, 06/15/44	(Call 12/15/43)	1,820	1,803,256
5.15%, 03/15/42		1,016	1,039,541
5.35%, 09/01/40		657	693,188
5.65%, 02/15/47	(Call 08/15/46)[a]	1,250	1,386,025
6.00%, 08/15/40	(Call 05/15/40)	259	291,362
6.30%, 01/15/38		858	1,000,334
6.35%, 03/15/40		325	378,202
6.38%, 03/01/41		633	745,104
6.50%, 09/01/37		376	454,456
AT&T Mobility LLC
7.13%, 12/15/31[a]		650	863,844
BellSouth Telecommunications LLC
6.38%, 06/01/28[a]		200	240,012
British Telecommunications PLC
9.38%, 12/15/30		1,391	2,220,384
Cisco Systems Inc.
5.50%, 01/15/40[a]		1,750	2,209,340
5.90%, 02/15/39		767	1,009,257
Corning Inc.
4.70%, 03/15/37[a]		75	77,599
4.75%, 03/15/42		347	354,207
5.75%, 08/15/40		248	288,042
7.25%, 08/15/36	(Call 08/15/26)	205	248,210
Deutsche Telekom International Finance BV
8.75%, 06/15/30		1,954	2,979,850
9.25%, 06/01/32		219	353,043
Harris Corp.
4.85%, 04/27/35	(Call 10/27/34)	442	477,334
5.05%, 04/27/45	(Call 10/27/44)	475	519,816
6.15%, 12/15/40		105	128,249
Juniper Networks Inc.
5.95%, 03/15/41[a]		250	258,318
Koninklijke KPN NV
8.38%, 10/01/30		501	684,927
Motorola Solutions Inc.
5.50%, 09/01/44		246	236,197
New Cingular Wireless Services Inc.
8.75%, 03/01/31		556	836,569

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security		Principal (000s)	Value
Orange SA
5.38%, 01/13/42		$350	$413,983
5.50%, 02/06/44	(Call 08/06/43)[a]	670	818,003
9.00%, 03/01/31		1,605	2,519,850
Qwest Corp.
6.88%, 09/15/33	(Call 12/01/16)	710	702,900
7.13%, 11/15/43	(Call 12/01/16)[a]	323	323,000
7.25%, 10/15/35	(Call 12/01/16)	11	11,000
Rogers Communications Inc.
4.50%, 03/15/43	(Call 09/15/42)	150	155,805
5.00%, 03/15/44	(Call 09/15/43)	620	698,628
5.45%, 10/01/43	(Call 04/01/43)	21	24,483
7.50%, 08/15/38		595	827,264
Telefonica Emisiones SAU
7.05%, 06/20/36		1,275	1,620,092
Telefonica Europe BV
8.25%, 09/15/30		593	845,244
TELUS Corp.
2.80%, 02/16/27	(Call 11/16/26)	250	245,133
Verizon Communications Inc.
3.85%, 11/01/42	(Call 05/01/42)	1,176	1,079,568
4.13%, 08/15/46	(Call 02/15/46)[a]	120	114,685
4.27%, 01/15/36		1,700	1,698,980
4.40%, 11/01/34	(Call 05/01/34)	2,500	2,534,475
4.52%, 09/15/48		2,550	2,551,887
4.67%, 03/15/55		3,000	2,945,610
4.75%, 11/01/41		515	536,403
4.86%, 08/21/46		2,900	3,075,247
5.01%, 08/21/54		2,677	2,764,832
5.05%, 03/15/34	(Call 12/15/33)	851	925,028
5.85%, 09/15/35		730	871,394
6.00%, 04/01/41		948	1,143,629
6.25%, 04/01/37		16	19,806
6.40%, 09/15/33		800	999,576
6.40%, 02/15/38		401	499,626
6.55%, 09/15/43		2,400	3,161,664
6.90%, 04/15/38		1,000	1,301,170
Vodafone Group PLC
4.38%, 02/19/43		1,145	1,103,379
6.15%, 02/27/37		1,035	1,220,213
6.25%, 11/30/32		400	479,692
7.88%, 02/15/30		302	411,146

			74,836,321

Security		Principal (000s)	Value
TEXTILES — 0.03%
Cintas Corp. No. 2
6.15%, 08/15/36		$249	$308,817

			308,817
TOYS, GAMES & HOBBIES — 0.09%
Hasbro Inc.
5.10%, 05/15/44	(Call 11/15/43)	151	155,557
6.35%, 03/15/40		295	352,708
Mattel Inc.
5.45%, 11/01/41	(Call 05/01/41)	350	363,839
6.20%, 10/01/40[a]		61	69,240

			941,344
TRANSPORTATION — 2.80%
Burlington Northern Santa Fe LLC
3.90%, 08/01/46	(Call 02/01/46)	415	422,752
4.15%, 04/01/45	(Call 10/01/44)	700	738,241
4.38%, 09/01/42	(Call 03/01/42)	437	472,012
4.40%, 03/15/42	(Call 09/15/41)	463	502,239
4.45%, 03/15/43	(Call 09/15/42)	11	12,038
4.55%, 09/01/44	(Call 03/01/44)	457	506,091
4.70%, 09/01/45	(Call 03/01/45)	600	685,116
4.90%, 04/01/44	(Call 10/01/43)	1,100	1,277,089
4.95%, 09/15/41	(Call 03/15/41)[a]	114	133,045
5.05%, 03/01/41	(Call 09/01/40)	26	30,654
5.15%, 09/01/43	(Call 03/01/43)	173	208,005
5.40%, 06/01/41	(Call 12/01/40)	420	512,198
5.75%, 05/01/40	(Call 11/01/39)	466	592,873
6.15%, 05/01/37		161	213,452
6.20%, 08/15/36		350	465,822
Canadian National Railway Co.
3.20%, 08/02/46	(Call 02/02/46)	450	425,884
3.50%, 11/15/42	(Call 05/15/42)	170	166,252
4.50%, 11/07/43	(Call 05/07/43)	205	232,505
6.20%, 06/01/36		250	341,410
6.25%, 08/01/34		111	149,323
6.38%, 11/15/37		200	276,350
6.90%, 07/15/28		700	979,251
Canadian Pacific Railway Co.
4.80%, 09/15/35	(Call 03/15/35)	122	137,027
4.80%, 08/01/45	(Call 02/01/45)	100	113,823
5.75%, 03/15/33		107	124,041
5.75%, 01/15/42		261	326,963
5.95%, 05/15/37		16	19,783

SCHEDULE OF INVESTMENTS	61

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security		Principal (000s)	Value
6.13%, 09/15/15	(Call 03/15/15)	$256	$307,794
7.13%, 10/15/31		790	1,070,300
CSX Corp.
3.95%, 05/01/50	(Call 11/01/49)	300	291,096
4.10%, 03/15/44	(Call 09/15/43)	900	915,606
4.25%, 11/01/66	(Call 05/01/66)	500	486,505
4.40%, 03/01/43	(Call 09/01/42)	200	210,524
4.50%, 08/01/54	(Call 02/01/54)	500	522,525
4.75%, 05/30/42	(Call 11/30/41)	500	550,495
5.50%, 04/15/41	(Call 10/15/40)	70	83,399
6.00%, 10/01/36		450	563,972
6.15%, 05/01/37		75	94,850
6.22%, 04/30/40		105	135,356
FedEx Corp.
3.88%, 08/01/42		309	297,091
3.90%, 02/01/35[a]		1,000	993,440
4.10%, 04/15/43		52	51,599
4.10%, 02/01/45		200	199,040
4.50%, 02/01/65		86	84,514
4.55%, 04/01/46	(Call 10/01/45)	775	826,863
4.75%, 11/15/45	(Call 05/15/45)	600	652,032
4.90%, 01/15/34		338	376,762
5.10%, 01/15/44		416	475,355
Kansas City Southern
4.30%, 05/15/43	(Call 11/15/42)	100	99,967
4.95%, 08/15/45	(Call 02/15/45)	450	494,109
Norfolk Southern Corp.
4.45%, 06/15/45	(Call 12/15/44)[a]	441	479,640
4.65%, 01/15/46	(Call 07/15/45)[a]	585	653,556
4.80%, 08/15/43	(Call 02/15/43)	1,024	1,158,062
4.84%, 10/01/41		479	542,439
6.00%, 03/15/05		11	12,812
6.00%, 05/23/11		436	504,932
NorthWestern Corp.
4.18%, 11/15/44	(Call 05/15/44)	161	169,409
Union Pacific Corp.
3.35%, 08/15/46	(Call 02/15/46)	250	236,667
3.38%, 02/01/35	(Call 08/01/34)	516	513,853
3.88%, 02/01/55	(Call 08/01/54)	675	663,781
4.05%, 11/15/45	(Call 05/15/45)	300	315,573
4.05%, 03/01/46	(Call 09/01/45)	420	442,827
4.15%, 01/15/45	(Call 07/15/44)[a]	75	80,019
4.30%, 06/15/42	(Call 12/15/41)	550	591,893

Security		Principal (000s)	Value
4.38%, 11/15/65	(Call 05/15/65)	$6	$6,397
4.75%, 09/15/41	(Call 03/15/41)	8	9,075
4.75%, 12/15/43	(Call 06/15/43)	100	114,147
4.82%, 02/01/44	(Call 08/01/43)	570	658,909
4.85%, 06/15/44	(Call 12/15/43)	14	16,218
6.63%, 02/01/29		307	411,825
United Parcel Service Inc.
3.40%, 11/15/46	(Call 05/15/46)	110	107,306
3.63%, 10/01/42		105	106,636
4.88%, 11/15/40	(Call 05/15/40)	530	633,191
6.20%, 01/15/38		700	967,603
United Parcel Service of America Inc.
8.38%, 04/01/30[c]		214	310,567

			29,554,770
TRUCKING & LEASING — 0.04%
GATX Corp.
4.50%, 03/30/45	(Call 09/30/44)	200	184,084
5.20%, 03/15/44	(Call 09/15/43)	250	258,285

			442,369
WATER — 0.14%
American Water Capital Corp.
4.30%, 12/01/42	(Call 06/01/42)[a]	16	17,603
4.30%, 09/01/45	(Call 03/01/45)	500	552,740
6.59%, 10/15/37		239	335,295
United Utilities PLC
6.88%, 08/15/28		275	316,583
Veolia Environnement SA
6.75%, 06/01/38		225	290,765

			1,512,986

TOTAL CORPORATE BONDS & NOTES
(Cost: $876,303,523)			893,051,746

FOREIGN GOVERNMENT OBLIGATIONS[d] — 5.44%

CANADA — 0.14%
Province of Quebec Canada
7.50%, 09/15/29		1,000	1,481,410

			1,481,410
CHILE — 0.04%
Chile Government International Bond
3.63%, 10/30/42[a]		450	458,649

			458,649

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security		Principal (000s)	Value
COLOMBIA — 0.60%
Colombia Government International Bond
5.00%, 06/15/45	(Call 12/15/44)	$650	$663,000
5.63%, 02/26/44	(Call 08/26/43)	2,200	2,413,642
6.13%, 01/18/41[a]		1,500	1,721,970
7.38%, 09/18/37[a]		800	1,029,504
10.38%, 01/28/33		300	457,854

			6,285,970
HUNGARY — 0.07%
Hungary Government International Bond
7.63%, 03/29/41		500	758,125

			758,125
ISRAEL — 0.08%
Israel Government International Bond
4.50%, 01/30/43		800	881,480

			881,480
ITALY — 0.12%
Republic of Italy Government International Bond
5.38%, 06/15/33		1,092	1,287,140

			1,287,140
MEXICO — 1.33%
Mexico Government International Bond
4.35%, 01/15/47		700	664,496
4.60%, 01/23/46		2,600	2,549,326
4.75%, 03/08/44		3,140	3,131,365
5.55%, 01/21/45		1,300	1,457,989
5.75%, 10/12/49		2,130	2,179,587
6.05%, 01/11/40		700	832,314
6.75%, 09/27/34[a]		1,025	1,329,712
7.50%, 04/08/33		477	663,068
8.30%, 08/15/31		800	1,278,832

			14,086,689
PANAMA — 0.41%
Panama Government International Bond
6.70%, 01/26/36		1,480	1,969,037
8.88%, 09/30/27		500	736,835

Security	Principal (000s)	Value
9.38%, 04/01/29[a]	$1,030	$1,565,950

		4,271,822
PERU — 0.60%
Peruvian Government International Bond
4.13%, 08/25/27[a]	1,100	1,227,875
5.63%, 11/18/50[a]	1,475	1,869,857
6.55%, 03/14/37[a]	495	678,893
8.75%, 11/21/33[a]	1,650	2,598,667

		6,375,292
PHILIPPINES — 0.97%
Philippine Government International Bond
3.95%, 01/20/40	1,400	1,501,500
5.00%, 01/13/37	1,400	1,711,500
6.38%, 01/15/32	1,400	1,909,250
6.38%, 10/23/34	1,600	2,224,000
7.75%, 01/14/31	1,400	2,108,750
9.50%, 02/02/30	450	750,938

		10,205,938
SOUTH AFRICA — 0.19%
Republic of South Africa Government International Bond
5.00%, 10/12/46	1,000	968,750
5.38%, 07/24/44[a]	800	832,000
6.25%, 03/08/41	200	233,000

		2,033,750
SOUTH KOREA — 0.10%
Export-Import Bank of Korea
2.38%, 04/21/27	200	196,736
Korea International Bond
4.13%, 06/10/44[a]	700	887,370

		1,084,106
SUPRANATIONAL — 0.33%
Asian Development Bank
5.82%, 06/16/28	310	408,571
European Investment Bank
4.88%, 02/15/36	845	1,125,202
Inter-American Development Bank
3.20%, 08/07/42	300	313,374
3.88%, 10/28/41	500	586,030
4.38%, 01/24/44	400	503,900

SCHEDULE OF INVESTMENTS	63

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security	Principal (000s)	Value
International Bank for Reconstruction & Development
4.75%, 02/15/35	$440	$571,705

3,508,782
URUGUAY — 0.46%
Uruguay Government International Bond
4.13%, 11/20/45	300	273,594
4.38%, 10/27/27	1,500	1,590,825
5.10%, 06/18/50[a]	1,750	1,746,780
7.63%, 03/21/36[a]	865	1,191,572

4,802,771

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $56,893,050)	57,521,924

MUNICIPAL DEBT OBLIGATIONS — 7.80%

CALIFORNIA — 2.50%
Alameda County Joint Powers Authority RB BAB
7.05%, 12/01/44	135	193,585
Bay Area Toll Authority RB BAB
6.26%, 04/01/49	700	1,015,301
Series S-1
6.79%, 04/01/30	250	319,625
7.04%, 04/01/50	850	1,303,084
Series S-3
6.91%, 10/01/50	100	152,750
California State Public Works Board RB BAB Series G-2
8.36%, 10/01/34	360	539,258
City of Los Angeles Department of Airports RB BAB
6.58%, 05/15/39	530	707,916
City of San Francisco CA Public Utilities Commission Water Revenue RB BAB
6.95%, 11/01/50	320	473,872
County of Sonoma CA RB Series A
6.00%, 12/01/29	(GTD)	550	665,021

Security	Principal (000s)	Value
East Bay Municipal Utility District Water System Revenue RB BAB Series B
5.87%, 06/01/40	$340	$455,478
Los Angeles Community College District/CA GO BAB
6.60%, 08/01/42	350	520,719
6.75%, 08/01/49	300	457,986
Los Angeles County Metropolitan Transportation Authority RB BAB Series A
5.74%, 06/01/39	400	511,084
Los Angeles County Public Works Financing Authority RB BAB
7.62%, 08/01/40	350	520,251
Los Angeles Department of Water & Power RB BAB
Series A
6.60%, 07/01/50	550	824,532
Series D
6.57%, 07/01/45	400	587,308
Los Angeles Unified School District/CA GO BAB
5.75%, 07/01/34	800	1,032,648
6.76%, 07/01/34	550	775,538
Regents of the University of California Medical Center Pooled Revenue RB BAB
6.55%, 05/15/48	550	763,873
Sacramento Municipal Utility District RB BAB
6.16%, 05/15/36	100	129,346
San Diego County Regional Transportation Commission RB BAB
5.91%, 04/01/48	300	408,417
San Diego County Water Authority Financing Corp. RB BAB
6.14%, 05/01/49	400	551,476
State of California GO BAB
7.30%, 10/01/39	845	1,244,474
7.35%, 11/01/39	700	1,032,479
7.50%, 04/01/34	2,475	3,639,413

64	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security		Principal (000s)	Value
7.55%, 04/01/39		$1,550	$2,387,465
7.60%, 11/01/40		800	1,251,616
7.63%, 03/01/40		300	459,417
7.95%, 03/01/36	(Call 03/01/20)	750	893,775
University of California RB
Series AD
4.86%, 05/15/12		780	815,311
Series AN
4.77%, 05/15/44	(Call 05/15/24)	650	704,561
University of California RB BAB
5.77%, 05/15/43		200	256,516
5.95%, 05/15/45		650	844,883

			26,438,978
COLORADO — 0.10%
Colorado Bridge Enterprise RB BAB Series A
6.08%, 12/01/40		300	395,928
Denver City & County School District No. 1 COP Series B
7.02%, 12/15/37		435	604,211

			1,000,139
CONNECTICUT — 0.13%
State of Connecticut GO Series A
5.85%, 03/15/32		200	252,252
State of Connecticut GO BAB
5.09%, 10/01/30		200	237,900
5.63%, 12/01/29		720	878,141

			1,368,293
DISTRICT OF COLUMBIA — 0.02%
District of Columbia Water & Sewer Authority RB
4.81%, 10/01/14		200	222,240

			222,240
GEORGIA — 0.17%
Municipal Electric Authority of Georgia RB BAB
Project J, Series 2010-A
6.64%, 04/01/57		350	455,917
Project P, Series 2010A
7.06%, 04/01/57		1,150	1,360,588

			1,816,505

Security	Principal (000s)	Value
ILLINOIS — 0.86%
Chicago Transit Authority RB
Series A
6.90%, 12/01/40	$600	$773,634
Series B
6.90%, 12/01/40	225	288,684
Chicago Transit Authority RB BAB Series B
6.20%, 12/01/40	120	146,497
City of Chicago IL GO Series C
7.78%, 01/01/35	1,000	1,105,320
County of Cook IL GO BAB
6.23%, 11/15/34	200	244,996
Illinois State Toll Highway Authority RB BAB
6.18%, 01/01/34	580	754,232
Metropolitan Water Reclamation District of Greater Chicago GOL BAB
5.72%, 12/01/38	500	635,385
State of Illinois GO
5.10%, 06/01/33	4,370	4,143,328
5.65%, 12/01/38	725	712,668
State of Illinois GO BAB Series 3
6.73%, 04/01/35	300	316,536

		9,121,280
KANSAS — 0.04%
Kansas Development Finance Authority RB Series H
4.73%, 04/15/37	100	107,983
State of Kansas Department of Transportation RB BAB
4.60%, 09/01/35	300	352,656

		460,639
KENTUCKY — 0.02%
Louisville & Jefferson County Metropolitan Sewer District RB BAB
6.25%, 05/15/43	145	199,339

		199,339

SCHEDULE OF INVESTMENTS	65

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security	Principal (000s)	Value
MARYLAND — 0.03%
Maryland State Transportation Authority RB BAB
5.89%, 07/01/43	$200	$263,882

		263,882
MASSACHUSETTS — 0.34%
Commonwealth of Massachusetts GOL BAB
4.91%, 05/01/29	240	293,496
Series E
5.46%, 12/01/39	695	911,847
Commonwealth of Massachusetts Transportation Fund Revenue RB BAB Series A
5.73%, 06/01/40	350	469,353
Massachusetts Clean Water Trust (The) RB BAB Series B
5.19%, 08/01/40	550	659,197
Massachusetts School Building Authority RB BAB
5.72%, 08/15/39	450	597,861
University of Massachusetts Building Authority RB BAB
5.45%, 11/01/40	550	694,034

		3,625,788
MISSOURI — 0.14%
Health & Educational Facilities Authority of the State of Missouri RB
3.09%, 09/15/51	100	92,448
Series A
3.65%, 01/15/46	250	258,460
Missouri Highway & Transportation Commission RB BAB
5.45%, 05/01/33	500	614,140
University of Missouri RB BAB
5.79%, 11/01/41	400	541,508

		1,506,556

Security		Principal (000s)	Value
NEVADA — 0.02%
County of Clark Department of Aviation RB BAB Series C
6.82%, 07/01/45		$120	$180,130

			180,130
NEW JERSEY — 0.51%
New Jersey Economic Development Authority RB Series A
7.43%, 02/15/29	(NPFGC)	675	840,895
New Jersey State Turnpike Authority RB BAB
7.10%, 01/01/41		1,225	1,800,284
Series F
7.41%, 01/01/40		750	1,138,425
New Jersey Transportation Trust Fund Authority RB BAB Series C
5.75%, 12/15/28		1,020	1,129,099
Rutgers The State University of New Jersey RB BAB
5.67%, 05/01/40		350	434,774

			5,343,477
NEW YORK — 1.32%
City of New York NY GO BAB
5.85%, 06/01/40		290	392,820
5.99%, 12/01/36		145	189,316
6.27%, 12/01/37		625	858,025
Series C-1
5.52%, 10/01/37		185	237,076
Housing Development Corp./NY RB
3.71%, 02/15/48		500	512,435
Metropolitan Transportation Authority RB BAB
6.09%, 11/15/40		250	333,895
Series 2010-A
6.67%, 11/15/39		225	313,432
Series A
5.87%, 11/15/39		350	443,055
Series B
6.65%, 11/15/39		350	481,999

66	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security		Principal (000s)	Value
Series C-1
6.69%, 11/15/40		$475	$659,908
Series E
6.81%, 11/15/40		300	418,968
New York City Transitional Finance Authority Future Tax Secured Revenue RB Series G-3
5.27%, 05/01/27		450	545,535
New York City Transitional Finance Authority Future Tax Secured Revenue RB BAB
5.51%, 08/01/37		200	254,252
5.57%, 11/01/38		250	319,263
New York City Water & Sewer System RB BAB
5.44%, 06/15/43		350	460,691
5.75%, 06/15/41		275	370,722
5.88%, 06/15/44		550	765,572
6.01%, 06/15/42		350	488,467
New York State Dormitory Authority RB BAB
5.39%, 03/15/40		625	806,837
5.50%, 03/15/30		200	248,218
5.63%, 03/15/39		350	445,924
New York State Urban Development Corp. RB BAB
5.84%, 03/15/40		350	450,943
Port Authority of New York & New Jersey RB
4.46%, 10/01/62		835	912,146
4.82%, 06/01/45	(Call 06/01/25)	100	108,098
4.93%, 10/01/51		1,000	1,198,340
Series 182
5.31%, 08/01/46	(Call 08/01/24)	1,250	1,389,012
Series 192
4.81%, 10/15/65		300	346,299

			13,951,248
OHIO — 0.35%
American Municipal Power Inc. RB BAB
7.50%, 02/15/50		620	893,029
8.08%, 02/15/50		500	801,750

Security		Principal (000s)	Value
Ohio State University (The) RB
Series A
3.80%, 12/01/46		$500	$520,030
4.80%, 06/01/11		200	212,056
Ohio State University (The) RB BAB
4.91%, 06/01/40		550	671,847
Ohio University RB
5.59%, 12/01/14		150	170,193
Ohio Water Development Authority Water Pollution Control Loan Fund RB BAB
4.88%, 12/01/34		400	466,124

			3,735,029
OREGON — 0.11%
Oregon School Boards Association GOL
Series B
5.55%, 06/30/28	(NPFGC)	250	302,215
5.68%, 06/30/28	(NPFGC)	500	613,760
State of Oregon Department of Transportation RB BAB Series 2010-A
5.83%, 11/15/34		175	232,213

			1,148,188
PENNSYLVANIA — 0.10%
Commonwealth of Pennsylvania GO BAB
5.45%, 02/15/30		300	368,799
Pennsylvania Turnpike Commission RB BAB Series B
5.56%, 12/01/49		480	620,482

			989,281
SOUTH CAROLINA — 0.05%
South Carolina Public Service Authority RB Series C
5.78%, 12/01/41		400	500,516

			500,516
TEXAS — 0.81%
City of Houston TX Combined Utility System Revenue RB Series B
3.83%, 05/15/28		300	329,637

SCHEDULE OF INVESTMENTS	67

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Security		Principal (000s)	Value
City of Houston TX GOL Series A
6.29%, 03/01/32		$495	$611,647
City of San Antonio TX Electric & Gas Systems Revenue RB
4.43%, 02/01/42		250	285,318
5.81%, 02/01/41		550	729,740
Dallas Area Rapid Transit RB BAB
6.00%, 12/01/44		425	593,326
Dallas Convention Center Hotel Development Corp. RB BAB
7.09%, 01/01/42		340	471,767
Dallas County Hospital District GOL BAB Series C
5.62%, 08/15/44		250	322,565
Dallas Independent School District GO BAB
6.45%, 02/15/35	(Call 02/15/21) (PSF)	550	649,033
North Texas Tollway Authority RB BAB
6.72%, 01/01/49		200	299,084
8.91%, 02/01/30	(Call 02/01/20)	550	657,189
State of Texas GO BAB
5.52%, 04/01/39		675	904,851
Series A
4.63%, 04/01/33		500	594,005
4.68%, 04/01/40		300	362,670
Texas Transportation Commission State Highway Fund RB BAB Series B
5.18%, 04/01/30		825	1,030,276
University of Texas System (The) RB BAB
Series B
6.28%, 08/15/41	(Call 08/15/19)	370	414,914
Series D
5.13%, 08/15/42		250	316,335

			8,572,357

Security	Principal or Shares (000s)	Value
UTAH — 0.03%
Utah Transit Authority RB BAB Series B
5.94%, 06/15/39	$250	$339,875

		339,875
VIRGINIA — 0.04%
University of Virginia RB BAB
6.20%, 09/01/39	300	432,753

		432,753
WASHINGTON — 0.11%
Central Puget Sound Regional Transit Authority RB BAB
5.49%, 11/01/39	150	198,152
State of Washington GO BAB
5.14%, 08/01/40	750	958,836

		1,156,988

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost: $80,225,090)		82,373,481

SHORT-TERM INVESTMENTS — 10.13%

MONEY MARKET FUNDS — 10.13%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.72%[e,f,g]	93,013	93,022,294
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[e,f]	13,981	13,980,754

		107,003,048

TOTAL SHORT-TERM INVESTMENTS
(Cost: $106,994,043)		107,003,048

68	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

Value
TOTAL INVESTMENTS IN SECURITIES —107.92%
(Cost: $1,120,415,706)[h]	$1,139,950,199
Other Assets, Less Liabilities — (7.92)%	(83,684,494)

NET ASSETS — 100.00%	$1,056,265,705

BAB  —  Build America Bond

COP  —  Certificates of Participation

GO  —  General Obligation

GOL  —  General Obligation Limited

GTD  —  Guaranteed by the Commonwealth, County or State

PSF  —  Permanent School Fund

RB  —  Revenue Bond

Insured by:

NPFGC  —  National Public Finance Guarantee Corp.

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[d]	Investments are denominated in U.S. dollars.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $1,120,655,741. Net unrealized appreciation was $19,294,458, of which $ 29,714,842 represented gross unrealized appreciation on securities and $ 10,420,384 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to a recently published shareholder report. Shareholder reports are available on the Fund’s website at www.iShares.com and on the U.S. Securities and Exchange Commission website at www.sec.gov.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$893,051,746	$—	$893,051,746
Foreign government obligations	—	57,521,924	—	57,521,924
Municipal debt obligations	—	82,373,481	—	82,373,481
Money market funds	107,003,048	—	—	107,003,048

Total	$107,003,048	$1,032,947,151	$—	$1,139,950,199

SCHEDULE OF INVESTMENTS	69

Statement of Assets and Liabilities (Unaudited)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2016

ASSETS
Investments, at cost:
Unaffiliated	$1,013,421,663
Affiliated	106,994,043

Total cost of investments	$1,120,415,706

Investments in securities, at fair value (including securities on loana)
Unaffiliated	$1,032,947,151
Affiliated	107,003,048

Total fair value of investments	1,139,950,199
Receivables:
Investment securities sold	7,170,592
Interest	12,651,262

Total Assets	1,159,772,053

LIABILITIES
Payables:
Investment securities purchased	10,312,288
Collateral for securities on loan	93,013,285
Investment advisory fees	180,775

Total Liabilities	103,506,348

NET ASSETS	$1,056,265,705

Net assets consist of:
Paid-in capital	$1,039,179,948
Undistributed net investment income	3,115,443
Accumulated net realized loss	(5,564,179)
Net unrealized appreciation	19,534,493

NET ASSETS	$1,056,265,705

Shares outstanding[b]	17,200,000

Net asset value per share	$61.41

[a]	Securities on loan with a value of $90,823,398.
[b]	No par value, unlimited number of shares authorized.

70	STATEMENT OF ASSETS AND LIABILITIES

Schedule of Investments

iSHARES® 10+ YEAR CREDIT BOND ETF

February 29, 2016

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 82.24%

ADVERTISING — 0.04%
WPP Finance 2010
5.13%, 09/07/42	$55	$51,703
5.63%, 11/15/43	229	232,708

		284,411
AEROSPACE & DEFENSE — 1.66%
Boeing Co. (The)
3.30%, 03/01/35 (Call 09/01/34)	295	278,624
3.50%, 03/01/45 (Call 09/01/44)	403	378,506
6.63%, 02/15/38	16	21,898
6.88%, 03/15/39	282	399,545
General Dynamics Corp.
3.60%, 11/15/42 (Call 05/15/42)[a]	406	398,476
Lockheed Martin Corp.
3.60%, 03/01/35 (Call 09/01/34)	411	383,558
3.80%, 03/01/45 (Call 09/01/44)	374	349,069
4.07%, 12/15/42	1,006	980,340
4.50%, 05/15/36 (Call 11/15/35)	941	988,927
4.70%, 05/15/46 (Call 11/15/45)	509	546,543
4.85%, 09/15/41	529	569,560
Series B
6.15%, 09/01/36	189	233,086
Northrop Grumman Corp.
3.85%, 04/15/45 (Call 10/15/44)[a]	100	95,610
4.75%, 06/01/43	451	489,485
5.05%, 11/15/40	311	346,784
Northrop Grumman Systems Corp.
7.75%, 02/15/31	505	708,055
Raytheon Co.
4.20%, 12/15/44 (Call 06/15/44)[a]	218	233,037
4.70%, 12/15/41	398	452,297
4.88%, 10/15/40	100	115,864
7.20%, 08/15/27	155	212,429
Rockwell Collins Inc.
4.80%, 12/15/43 (Call 06/15/43)	261	287,643
United Technologies Corp.
4.15%, 05/15/45 (Call 11/16/44)	75	72,774
4.50%, 06/01/42	2,884	2,951,269
5.40%, 05/01/35	11	12,678
5.70%, 04/15/40	222	262,422
6.05%, 06/01/36	196	237,265
6.13%, 07/15/38	18	22,185

Security	Principal (000s)	Value
6.70%, 08/01/28	$775	$1,005,547
7.50%, 09/15/29	14	19,368

		13,052,844
AGRICULTURE — 1.30%
Altria Group Inc.
4.25%, 08/09/42	476	453,473
4.50%, 05/02/43	11	10,881
5.38%, 01/31/44	1,902	2,145,608
9.95%, 11/10/38	121	197,961
10.20%, 02/06/39	138	230,878
Archer-Daniels-Midland Co.
4.02%, 04/16/43[a]	649	626,719
4.54%, 03/26/42	378	393,668
Lowe’s Companies Inc.
4.25%, 09/15/44 (Call 03/15/44)	307	313,610
Philip Morris International Inc.
3.88%, 08/21/42	26	24,899
4.13%, 03/04/43	217	217,185
4.25%, 11/10/44[a]	1,800	1,842,229
4.38%, 11/15/41	86	88,352
4.50%, 03/20/42	21	21,993
4.88%, 11/15/43	230	255,276
6.38%, 05/16/38	657	844,106
Reynolds American Inc.
5.70%, 08/15/35 (Call 02/15/35)	311	350,584
5.85%, 08/15/45 (Call 02/15/45)	1,060	1,244,318
6.15%, 09/15/43	381	451,928
7.25%, 06/15/37	403	507,976

		10,221,644
AIRLINES — 0.37%
American Airlines 2014-1 Pass Through Trust Class A
3.70%, 04/01/28	215	213,931
American Airlines 2015-1 Pass Through Trust Class A
3.38%, 11/01/28	1,337	1,290,592
American Airlines 2016-1 Pass Through Trust Class AA
3.58%, 07/15/29	18	18,135
United Airlines 2014-1 Pass Through Trust Class A
4.00%, 10/11/27[a]	353	361,128

SCHEDULE OF INVESTMENTS	71

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 29, 2016

Security	Principal (000s)	Value
United Airlines 2014-2 Pass Through Trust Class A
3.75%, 03/03/28	$1,026	$1,028,565
United Airlines 2015-1 Pass Through Trust Class AA
3.45%, 06/01/29	4	4,010

		2,916,361
APPAREL — 0.16%
NIKE Inc.
3.63%, 05/01/43 (Call 11/01/42)	255	248,327
3.88%, 11/01/45 (Call 05/01/45)	525	532,841
VF Corp.
6.00%, 10/15/33	150	184,869
6.45%, 11/01/37	221	290,150

		1,256,187
AUTO MANUFACTURERS — 0.77%
Daimler Finance North America LLC
8.50%, 01/18/31	560	837,149
Ford Holdings LLC
9.30%, 03/01/30[a]	100	133,343
Ford Motor Co.
4.75%, 01/15/43[a]	900	816,341
6.38%, 02/01/29	350	390,372
6.63%, 10/01/28	16	18,179
7.40%, 11/01/46	114	137,916
7.45%, 07/16/31	1,231	1,486,260
General Motors Co.
5.00%, 04/01/35	102	88,310
5.20%, 04/01/45	710	605,593
6.25%, 10/02/43	831	798,318
6.60%, 04/01/36 (Call 10/01/35)	710	733,693

		6,045,474
AUTO PARTS & EQUIPMENT — 0.17%
BorgWarner Inc.
4.38%, 03/15/45 (Call 09/15/44)[a]	185	164,542
Johnson Controls Inc.
4.63%, 07/02/44 (Call 01/02/44)	375	340,115
4.95%, 07/02/64 (Call 01/02/64)	100	86,838
5.25%, 12/01/41 (Call 06/01/41)	5	4,958
5.70%, 03/01/41	5	5,268
6.00%, 01/15/36	641	699,018

		1,300,739

Security	Principal (000s)	Value
BANKS — 8.11%
Bank of America Corp.
4.25%, 10/22/26	$1,953	$1,937,849
4.88%, 04/01/44	1,314	1,368,542
5.00%, 01/21/44	1,153	1,217,563
5.88%, 02/07/42	570	659,418
6.11%, 01/29/37	600	648,259
6.75%, 06/01/28	14	16,235
7.75%, 05/14/38	931	1,189,108
Series L
4.75%, 04/21/45	8	7,339
Bank One Corp.
7.63%, 10/15/26	231	291,604
8.00%, 04/29/27	229	296,557
Barclays PLC
5.25%, 08/17/45[a]	810	773,826
Branch Banking & Trust Co.
3.80%, 10/30/26 (Call 09/30/26)	528	551,827
Citigroup Inc.
4.30%, 11/20/26	1,000	975,499
4.45%, 09/29/27	1,750	1,712,554
4.65%, 07/30/45	1,050	1,056,736
4.95%, 11/07/43	421	438,531
5.30%, 05/06/44	565	564,157
5.88%, 02/22/33	16	16,911
5.88%, 01/30/42	626	709,036
6.00%, 10/31/33	16	17,159
6.13%, 08/25/36	422	461,857
6.63%, 01/15/28	11	13,718
6.63%, 06/15/32	625	710,140
6.68%, 09/13/43	296	344,577
6.88%, 02/15/98	100	129,074
8.13%, 07/15/39	510	727,322
Comerica Inc.
3.80%, 07/22/26	125	120,399
Cooperatieve Rabobank UA/NY
5.25%, 05/24/41	350	403,251
5.25%, 08/04/45[a]	541	548,329
5.75%, 12/01/43	850	943,710
Credit Suisse Group Funding Guernsey Ltd.
4.88%, 05/15/45[a]	786	716,022
Discover Bank/Greenwood DE
4.25%, 03/13/26	500	492,318

72	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 29, 2016

Security	Principal (000s)	Value
Fifth Third Bancorp.
8.25%, 03/01/38	$464	$655,186
Goldman Sachs Group Inc. (The)
4.75%, 10/21/45 (Call 04/21/45)	986	1,000,059
4.80%, 07/08/44 (Call 01/08/44)	1,861	1,886,813
5.15%, 05/22/45	550	525,217
5.95%, 01/15/27	800	884,947
6.13%, 02/15/33[a]	951	1,110,625
6.25%, 02/01/41	1,220	1,463,457
6.45%, 05/01/36	450	495,274
6.75%, 10/01/37	2,465	2,797,327
HSBC Bank PLC
7.65%, 05/01/25	100	125,225
HSBC Bank USA N.A./New York NY
5.63%, 08/15/35	1,750	1,849,187
HSBC Holdings PLC
5.25%, 03/14/44	612	581,062
6.10%, 01/14/42	416	516,391
6.50%, 05/02/36	1,056	1,155,097
6.50%, 09/15/37	1,007	1,104,891
6.80%, 06/01/38	600	681,761
7.63%, 05/17/32	421	502,979
JPMorgan Chase & Co.
4.13%, 12/15/26	1,821	1,842,091
4.25%, 10/01/27	968	980,247
4.85%, 02/01/44[a]	1,543	1,704,284
4.95%, 06/01/45[a]	718	724,644
5.40%, 01/06/42	362	413,893
5.50%, 10/15/40	517	596,860
5.60%, 07/15/41	666	780,637
5.63%, 08/16/43	319	348,101
6.40%, 05/15/38	945	1,201,666
KfW
0.00%, 04/18/36	1,200	669,865
0.00%, 06/29/37	800	426,846
Morgan Stanley
3.95%, 04/23/27	800	770,484
4.30%, 01/27/45	1,300	1,242,001
4.35%, 09/08/26	331	329,856
6.38%, 07/24/42	1,055	1,309,536
7.25%, 04/01/32	941	1,233,653
Regions Bank/Birmingham AL
6.45%, 06/26/37	271	317,814

Security	Principal (000s)	Value
Regions Financial Corp.
7.38%, 12/10/37	$200	$246,952
Travelers Companies Inc. (The)
4.30%, 08/25/45 (Call 02/25/45)	200	207,448
Wachovia Corp.
5.50%, 08/01/35	376	408,502
6.55%, 10/15/35	150	178,641
7.50%, 04/15/35	57	74,329
Wells Fargo & Co.
3.90%, 05/01/45	1,513	1,451,840
4.10%, 06/03/26	1,008	1,034,192
4.30%, 07/22/27	1,185	1,229,188
4.65%, 11/04/44[a]	2,180	2,126,000
4.90%, 11/17/45	590	600,215
5.38%, 02/07/35	341	392,489
5.38%, 11/02/43	350	371,725
5.61%, 01/15/44	2,006	2,200,545
Wells Fargo Bank N.A.
5.95%, 08/26/36	476	574,226
Wells Fargo Capital X
5.95%, 12/01/86	311	308,779

		63,692,474
BEVERAGES — 2.46%
Anheuser-Busch Companies LLC
5.95%, 01/15/33	21	24,140
6.45%, 09/01/37	200	246,738
Anheuser-Busch InBev Finance Inc.
4.00%, 01/17/43	50	46,866
4.63%, 02/01/44	245	253,413
4.70%, 02/01/36 (Call 08/01/35)	2,814	2,942,206
4.90%, 02/01/46 (Call 08/01/45)	4,820	5,165,593
Anheuser-Busch InBev Worldwide Inc.
3.75%, 07/15/42	1,400	1,264,899
6.38%, 01/15/40	300	371,141
8.00%, 11/15/39	136	195,710
8.20%, 01/15/39	935	1,363,276
Brown-Forman Corp.
3.75%, 01/15/43 (Call 07/15/42)	309	292,936
4.50%, 07/15/45 (Call 01/15/45)[a]	118	125,118
Coca-Cola FEMSA SAB de CV
5.25%, 11/26/43	271	290,450

SCHEDULE OF INVESTMENTS	73

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 29, 2016

Security	Principal (000s)	Value
Diageo Capital PLC
3.88%, 04/29/43 (Call 10/29/42)[a]	$136	$131,883
5.88%, 09/30/36	773	942,975
Diageo Investment Corp.
4.25%, 05/11/42	202	207,165
7.45%, 04/15/35	11	15,202
Dr Pepper Snapple Group Inc.
4.50%, 11/15/45 (Call 05/15/45)	363	370,737
7.45%, 05/01/38	100	140,045
Fomento Economico Mexicano SAB de CV
4.38%, 05/10/43	514	471,516
Molson Coors Brewing Co.
5.00%, 05/01/42	456	450,738
Pepsi Bottling Group Inc. (The) Series B
7.00%, 03/01/29	1,428	1,957,048
PepsiAmericas Inc.
5.50%, 05/15/35	11	12,856
PepsiCo Inc.
3.60%, 08/13/42	502	468,646
4.00%, 03/05/42	207	205,025
4.25%, 10/22/44 (Call 04/22/44)[a]	509	518,258
4.60%, 07/17/45 (Call 01/17/45)	300	327,945
4.88%, 11/01/40	216	236,156
5.50%, 01/15/40	246	290,195

		19,328,876
BIOTECHNOLOGY — 1.56%
Amgen Inc.
4.40%, 05/01/45 (Call 11/01/44)	546	521,801
4.95%, 10/01/41	225	223,065
5.15%, 11/15/41 (Call 05/15/41)	1,100	1,121,869
5.38%, 05/15/43 (Call 11/15/42)	1,598	1,695,515
5.65%, 06/15/42 (Call 12/15/41)	21	23,095
5.75%, 03/15/40	300	328,608
6.38%, 06/01/37	618	723,032
6.40%, 02/01/39	291	343,540
6.90%, 06/01/38	41	51,002
Biogen Inc.
5.20%, 09/15/45 (Call 03/15/45)	863	881,301
Celgene Corp.
4.63%, 05/15/44 (Call 11/15/43)	275	259,093
5.00%, 08/15/45 (Call 02/15/45)	1,050	1,072,738
5.25%, 08/15/43	405	413,326

Security	Principal (000s)	Value
Gilead Sciences Inc.
4.50%, 02/01/45 (Call 08/01/44)	$1,376	$1,395,970
4.60%, 09/01/35 (Call 03/01/35)	514	533,222
4.75%, 03/01/46 (Call 09/01/45)	1,594	1,674,902
4.80%, 04/01/44 (Call 10/01/43)	613	642,894
5.65%, 12/01/41 (Call 06/01/41)	286	331,039

		12,236,012
BUILDING MATERIALS — 0.04%
Owens Corning
7.00%, 12/01/36	319	345,793

		345,793
CHEMICALS — 1.63%
Agrium Inc.
4.13%, 03/15/35 (Call 09/15/34)	87	70,682
4.90%, 06/01/43 (Call 12/01/42)	286	247,104
5.25%, 01/15/45 (Call 07/15/44)	254	229,284
6.13%, 01/15/41 (Call 07/15/40)	268	265,119
7.13%, 05/23/36	100	109,836
Albemarle Corp.
5.45%, 12/01/44 (Call 06/01/44)	261	251,456
CF Industries Inc.
4.95%, 06/01/43	300	239,032
5.15%, 03/15/34	510	437,001
5.38%, 03/15/44[a]	200	169,786
Dow Chemical Co. (The)
4.25%, 10/01/34 (Call 04/01/34)	950	865,488
4.38%, 11/15/42 (Call 05/15/42)	16	14,361
4.63%, 10/01/44 (Call 04/01/44)[a]	416	385,850
5.25%, 11/15/41 (Call 05/15/41)	385	382,853
7.38%, 11/01/29	336	426,193
9.40%, 05/15/39	469	666,540
Eastman Chemical Co.
4.65%, 10/15/44 (Call 04/15/44)	475	407,981
4.80%, 09/01/42 (Call 03/01/42)	275	239,354
Ecolab Inc.
5.50%, 12/08/41	338	379,233
EI du Pont de Nemours & Co.
4.15%, 02/15/43[a]	443	389,976
4.90%, 01/15/41	496	484,833
5.60%, 12/15/36	11	11,398
Lubrizol Corp.
6.50%, 10/01/34	120	156,094

74	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 29, 2016

Security	Principal (000s)	Value
LYB International Finance BV
4.88%, 03/15/44 (Call 09/15/43)	$345	$311,634
5.25%, 07/15/43	237	221,988
LyondellBasell Industries NV
4.63%, 02/26/55 (Call 08/26/54)	763	626,086
Methanex Corp.
5.65%, 12/01/44 (Call 06/01/44)	200	154,485
Monsanto Co.
3.60%, 07/15/42 (Call 01/15/42)[a]	260	195,783
3.95%, 04/15/45 (Call 10/15/44)	235	187,891
4.20%, 07/15/34 (Call 01/15/34)	573	511,329
4.40%, 07/15/44 (Call 01/15/44)	800	693,881
4.65%, 11/15/43 (Call 05/15/43)	16	14,056
4.70%, 07/15/64 (Call 01/15/64)	25	19,544
5.88%, 04/15/38	11	11,366
Series 1
5.50%, 07/30/35	100	100,473
Mosaic Co. (The)
5.45%, 11/15/33 (Call 05/15/33)	208	197,569
5.63%, 11/15/43 (Call 05/15/43)	486	451,618
Potash Corp. of Saskatchewan Inc.
5.63%, 12/01/40[a]	614	649,184
5.88%, 12/01/36	101	109,452
PPG Industries Inc.
5.50%, 11/15/40	14	15,715
Praxair Inc.
3.20%, 01/30/26 (Call 10/30/25)[a]	250	261,195
3.55%, 11/07/42 (Call 05/07/42)	400	370,023
Rohm & Haas Co.
7.85%, 07/15/29	221	288,449
RPM International Inc.
5.25%, 06/01/45 (Call 12/01/44)	11	10,822
Sherwin-Williams Co. (The)
4.00%, 12/15/42 (Call 06/15/42)	350	349,434
Valspar Corp. (The)
4.40%, 02/01/45 (Call 08/01/44)	211	197,566

		12,778,997
COMMERCIAL SERVICES — 0.62%
Board of Trustees of The Leland Stanford Junior University (The)
3.46%, 05/01/47	16	15,849
California Institute of Technology
4.32%, 08/01/45	12	13,192

Security	Principal (000s)	Value
Catholic Health Initiatives
4.35%, 11/01/42	$546	$536,872
Cleveland Clinic Foundation (The)
4.86%, 01/01/14	267	278,220
Equifax Inc.
7.00%, 07/01/37	11	12,737
George Washington University (The)
4.87%, 09/15/45	16	18,213
Johns Hopkins University Series 2013
4.08%, 07/01/53	11	11,580
Massachusetts Institute of Technology
3.96%, 07/01/38	9	9,745
4.68%, 07/01/14	511	559,069
5.60%, 07/01/11	428	558,945
McGraw Hill Financial Inc.
4.40%, 02/15/26 (Call 11/15/25)	500	524,533
6.55%, 11/15/37	11	12,667
Metropolitan Museum of Art (The) Series 2015
3.40%, 07/01/45	13	12,509
Northwestern University
3.69%, 12/01/38	286	293,472
3.87%, 12/01/48	11	11,531
President and Fellows of Harvard College
3.62%, 10/01/37	5	5,120
6.30%, 10/01/37 (Call 04/01/16)	291	292,746
Princeton University
5.70%, 03/01/39	380	510,614
Tufts University Series 2012
5.02%, 04/15/12	250	274,730
University of Notre Dame du Lac Series 2015
3.44%, 02/15/45	9	8,805
University of Southern California
5.25%, 10/01/11	250	300,215
Verisk Analytics Inc.
5.50%, 06/15/45 (Call 12/15/44)[a]	111	102,521
Western Union Co. (The)
6.20%, 11/17/36[a]	116	112,572
6.20%, 06/21/40[a]	350	334,764

SCHEDULE OF INVESTMENTS	75

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 29, 2016

Security	Principal (000s)	Value
William Marsh Rice University
3.57%, 05/15/45	$21	$20,870

		4,832,091
COMPUTERS — 1.30%
Apple Inc.
3.45%, 02/09/45	1,920	1,662,771
3.85%, 05/04/43	425	395,163
4.38%, 05/13/45	933	941,461
4.45%, 05/06/44	573	583,188
4.50%, 02/23/36 (Call 08/23/35)	1,250	1,306,385
4.65%, 02/23/46 (Call 08/23/45)	205	215,170
Hewlett Packard Enterprise Co.
6.20%, 10/15/35 (Call 04/15/35)[b]	287	250,550
6.35%, 10/15/45 (Call 04/15/45)[b]	778	664,013
HP Enterprise Services LLC
7.45%, 10/15/29	430	489,967
HP Inc.
6.00%, 09/15/41	553	450,726
International Business Machines Corp.
4.00%, 06/20/42[a]	406	386,923
4.70%, 02/19/46	500	523,145
5.60%, 11/30/39[a]	324	376,183
5.88%, 11/29/32	311	376,966
6.22%, 08/01/27	555	702,573
6.50%, 01/15/28	355	452,098
Seagate HDD Cayman
4.88%, 06/01/27 (Call 03/01/27)[b]	410	287,000
5.75%, 12/01/34 (Call 06/01/34)	250	149,375

		10,213,657
COSMETICS & PERSONAL CARE — 0.29%
Colgate-Palmolive Co.
4.00%, 08/15/45	261	277,414
Estee Lauder Companies Inc. (The)
3.70%, 08/15/42	200	190,896
4.38%, 06/15/45 (Call 12/15/44)	11	11,527
6.00%, 05/15/37	280	348,928
Procter & Gamble Co. (The)
5.50%, 02/01/34	61	74,747
5.55%, 03/05/37	960	1,208,123
5.80%, 08/15/34[a]	131	165,330

		2,276,965

Security	Principal (000s)	Value
DISTRIBUTION & WHOLESALE — 0.09%
WW Grainger Inc.
4.60%, 06/15/45 (Call 12/15/44)	$635	$688,363

		688,363
DIVERSIFIED FINANCIAL SERVICES — 2.30%
American Express Co.
4.05%, 12/03/42	687	658,792
AXA Financial Inc.
7.00%, 04/01/28	14	17,622
Charles Schwab Corp. (The)
3.45%, 02/13/26 (Call 11/13/25)	90	93,455
CME Group Inc./IL
5.30%, 09/15/43 (Call 03/15/43)	341	391,625
Credit Suisse USA Inc.
7.13%, 07/15/32[a]	468	583,684
GE Capital International Funding Co.
4.42%, 11/15/35[b]	5,500	5,719,523
General Electric Co.
5.88%, 01/14/38	808	1,012,448
6.15%, 08/07/37	222	287,996
6.88%, 01/10/39	1,271	1,765,111
Series A
6.75%, 03/15/32	2,469	3,281,122
Goldman Sachs Capital I
6.35%, 02/15/34	326	366,774
Invesco Finance PLC
5.38%, 11/30/43	16	17,638
Jefferies Group LLC
6.25%, 01/15/36	411	354,164
6.45%, 06/08/27	271	264,802
Legg Mason Inc.
5.63%, 01/15/44	218	209,552
National Rural Utilities Cooperative Finance Corp. Series C
8.00%, 03/01/32	271	385,751
Visa Inc.
4.15%, 12/14/35 (Call 06/14/35)	878	929,630
4.30%, 12/14/45 (Call 06/14/45)	1,640	1,753,936

		18,093,625
ELECTRIC — 9.73%
Alabama Power Co.
3.75%, 03/01/45 (Call 09/01/44)	471	450,920

76	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 29, 2016

Security	Principal (000s)	Value
3.85%, 12/01/42	$50	$49,098
4.10%, 01/15/42	11	11,070
4.15%, 08/15/44 (Call 02/15/44)	412	423,060
4.30%, 01/02/46 (Call 07/02/45)	257	270,249
6.00%, 03/01/39	126	157,952
6.13%, 05/15/38	273	345,637
Series 11-C
5.20%, 06/01/41	911	1,058,205
Ameren Corp.
3.65%, 02/15/26 (Call 11/15/25)	210	215,340
Ameren Illinois Co.
4.15%, 03/15/46 (Call 09/15/45)[a]	257	270,081
4.80%, 12/15/43 (Call 06/15/43)	11	12,533
Appalachian Power Co.
4.40%, 05/15/44 (Call 11/15/43)	11	10,756
4.45%, 06/01/45 (Call 12/01/44)	200	199,997
6.38%, 04/01/36	761	886,262
7.00%, 04/01/38	231	293,804
Series L
5.80%, 10/01/35	5	5,727
Series P
6.70%, 08/15/37	11	12,789
Arizona Public Service Co.
4.50%, 04/01/42 (Call 10/01/41)	151	162,772
4.70%, 01/15/44 (Call 07/15/43)	250	280,748
5.50%, 09/01/35	150	177,789
Berkshire Hathaway Energy Co.
4.50%, 02/01/45 (Call 08/01/44)	1,250	1,248,006
5.15%, 11/15/43 (Call 05/15/43)	810	877,403
5.95%, 05/15/37	450	531,025
6.13%, 04/01/36	1,040	1,237,318
6.50%, 09/15/37	194	242,204
8.48%, 09/15/28	224	321,049
CenterPoint Energy Houston Electric LLC
3.55%, 08/01/42 (Call 02/01/42)	450	423,474
4.50%, 04/01/44 (Call 10/01/43)	335	365,201
Cleco Power LLC
6.00%, 12/01/40	361	417,000
CMS Energy Corp.
4.70%, 03/31/43 (Call 09/30/42)	3	3,064
4.88%, 03/01/44 (Call 09/01/43)	336	349,815
Commonwealth Edison Co.
3.70%, 03/01/45 (Call 09/01/44)	1,355	1,283,435

Security	Principal (000s)	Value
3.80%, 10/01/42 (Call 04/01/42)	$111	$107,212
4.60%, 08/15/43 (Call 02/15/43)	8	8,663
4.70%, 01/15/44 (Call 07/15/43)	461	505,449
5.88%, 02/01/33	100	121,366
5.90%, 03/15/36	514	634,792
Connecticut Light & Power Co. (The)
4.30%, 04/15/44 (Call 10/15/43)	311	328,666
6.35%, 06/01/36	155	203,681
Consolidated Edison Co. of New York Inc.
3.95%, 03/01/43 (Call 09/01/42)	327	320,097
4.45%, 03/15/44 (Call 09/15/43)	500	527,888
4.50%, 12/01/45 (Call 06/01/45)	257	275,332
5.50%, 12/01/39	208	246,292
5.70%, 06/15/40	315	391,491
Series 05-A
5.30%, 03/01/35	50	57,796
Series 06-A
5.85%, 03/15/36	325	399,182
Series 06-B
6.20%, 06/15/36	461	574,440
Series 06-E
5.70%, 12/01/36	544	647,005
Series 08-B
6.75%, 04/01/38	340	457,420
Series 12-A
4.20%, 03/15/42	8	8,076
Consumers Energy Co.
3.95%, 05/15/43 (Call 11/15/42)[a]	75	76,750
4.10%, 11/15/45 (Call 05/15/45)[a]	255	267,501
4.35%, 08/31/64 (Call 02/28/64)	11	11,090
Delmarva Power & Light Co.
4.00%, 06/01/42 (Call 12/01/41)	605	604,032
Dominion Gas Holdings LLC
4.80%, 11/01/43 (Call 05/01/43)	15	14,864
Dominion Resources Inc./VA
4.70%, 12/01/44 (Call 06/01/44)[a]	325	314,537
6.30%, 03/15/33	275	322,289
7.00%, 06/15/38	350	432,013
Series B
5.95%, 06/15/35	310	349,885
Series C
4.05%, 09/15/42 (Call 03/15/42)[a]	5	4,400
4.90%, 08/01/41 (Call 02/01/41)	7	6,841

SCHEDULE OF INVESTMENTS	77

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 29, 2016

Security	Principal (000s)	Value
Series F
5.25%, 08/01/33	$319	$339,314
DTE Electric Co.
3.70%, 03/15/45 (Call 09/15/44)	216	210,005
3.95%, 06/15/42 (Call 12/15/41)	158	157,743
4.30%, 07/01/44 (Call 01/01/44)	53	56,957
5.70%, 10/01/37	231	283,984
Series A
4.00%, 04/01/43 (Call 10/01/42)	200	205,306
6.63%, 06/01/36	200	268,682
DTE Energy Co.
6.38%, 04/15/33	135	165,725
Duke Energy Carolinas LLC
3.75%, 06/01/45 (Call 12/01/44)[a]	590	550,235
4.00%, 09/30/42 (Call 03/30/42)	718	724,997
4.25%, 12/15/41 (Call 06/15/41)	344	359,283
5.30%, 02/15/40	545	645,122
6.00%, 01/15/38	7	8,956
6.05%, 04/15/38	646	826,948
6.10%, 06/01/37	400	495,782
6.45%, 10/15/32	86	111,280
Series A
6.00%, 12/01/28	16	19,989
Duke Energy Florida LLC
3.85%, 11/15/42 (Call 05/15/42)	280	274,952
6.35%, 09/15/37	211	277,043
6.40%, 06/15/38	251	334,370
Duke Energy Indiana LLC
6.12%, 10/15/35	76	91,265
6.35%, 08/15/38	21	27,855
6.45%, 04/01/39	418	559,151
Duke Energy Progress LLC
4.10%, 05/15/42 (Call 11/15/41)	396	399,776
4.10%, 03/15/43 (Call 09/15/42)	136	137,547
4.15%, 12/01/44 (Call 06/01/44)	972	978,458
4.20%, 08/15/45 (Call 02/15/45)	405	419,539
4.38%, 03/30/44 (Call 09/30/43)	359	377,668
6.30%, 04/01/38	250	328,968
El Paso Electric Co.
6.00%, 05/15/35	154	179,995
Entergy Arkansas Inc.
3.50%, 04/01/26 (Call 01/01/26)	500	525,904
Entergy Louisiana LLC
4.95%, 01/15/45 (Call 01/15/25)	205	211,052

Security	Principal (000s)	Value
Entergy Texas Inc.
5.15%, 06/01/45 (Call 06/01/25)	$11	$11,317
Exelon Corp.
4.95%, 06/15/35 (Call 12/15/34)[b]	350	353,839
5.10%, 06/15/45 (Call 12/15/44)[b]	15	15,320
5.63%, 06/15/35	21	22,995
Exelon Generation Co. LLC
5.60%, 06/15/42 (Call 12/15/41)	721	651,404
6.25%, 10/01/39[a]	355	348,128
FirstEnergy Solutions Corp.
6.80%, 08/15/39	281	259,142
Florida Power & Light Co.
3.80%, 12/15/42 (Call 06/15/42)	100	101,504
4.05%, 06/01/42 (Call 12/01/41)	930	974,244
4.05%, 10/01/44 (Call 04/01/44)	808	844,138
4.13%, 02/01/42 (Call 08/01/41)	306	320,080
4.95%, 06/01/35	200	231,795
5.25%, 02/01/41 (Call 08/01/40)	171	206,839
5.65%, 02/01/37	96	120,989
5.69%, 03/01/40	99	125,559
5.95%, 02/01/38	113	146,923
Georgia Power Co.
4.30%, 03/15/42	439	431,578
4.30%, 03/15/43	21	20,605
5.40%, 06/01/40	315	355,071
5.95%, 02/01/39	14	16,862
Series 07-A
5.65%, 03/01/37	100	113,174
Series 10-C
4.75%, 09/01/40	169	178,345
Hydro-Quebec
9.50%, 11/15/30	200	340,533
Iberdrola International BV
6.75%, 07/15/36	346	417,306
Idaho Power Co.
3.65%, 03/01/45 (Call 09/01/44)	11	10,379
Indiana Michigan Power Co.
6.05%, 03/15/37	5	5,963
Series K
4.55%, 03/15/46	250	249,143
Interstate Power & Light Co.
6.25%, 07/15/39	5	6,588
Jersey Central Power & Light Co.
6.15%, 06/01/37	186	208,298

78	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 29, 2016

Security	Principal (000s)	Value
John Sevier Combined Cycle Generation LLC
4.63%, 01/15/42	$236	$259,765
Kansas City Power & Light Co.
5.30%, 10/01/41 (Call 04/01/41)	262	295,883
Series B
6.05%, 11/15/35	5	6,132
Kentucky Utilities Co.
4.38%, 10/01/45 (Call 04/01/45)	100	108,404
5.13%, 11/01/40 (Call 05/01/40)	184	215,877
Louisville Gas & Electric Co.
4.38%, 10/01/45 (Call 04/01/45)[a]	109	117,762
4.65%, 11/15/43 (Call 05/15/43)	11	12,316
5.13%, 11/15/40 (Call 05/15/40)	100	117,341
MidAmerican Energy Co.
4.25%, 05/01/46 (Call 11/01/45)	111	115,992
4.40%, 10/15/44 (Call 04/15/44)	225	241,704
4.80%, 09/15/43 (Call 03/15/43)	28	31,482
5.75%, 11/01/35	11	13,485
6.75%, 12/30/31	11	14,768
Mississippi Power Co. Series 12-A
4.25%, 03/15/42	350	265,686
Nevada Power Co.
5.38%, 09/15/40 (Call 03/15/40)	8	9,307
5.45%, 05/15/41 (Call 11/15/40)	606	713,458
NiSource Finance Corp.
4.80%, 02/15/44 (Call 08/15/43)	455	479,366
5.25%, 02/15/43 (Call 08/15/42)	325	359,267
5.65%, 02/01/45 (Call 08/01/44)	6	6,910
5.80%, 02/01/42 (Call 08/01/41)	250	296,371
5.95%, 06/15/41 (Call 12/15/40)	276	316,883
Northern States Power Co./MN
3.40%, 08/15/42 (Call 02/15/42)	724	678,267
4.00%, 08/15/45 (Call 02/15/45)	90	92,987
4.13%, 05/15/44 (Call 11/15/43)	7	7,400
4.85%, 08/15/40 (Call 02/15/40)	390	452,019
5.25%, 07/15/35	50	59,801
5.35%, 11/01/39	5	6,070
6.25%, 06/01/36	106	139,236
NSTAR Electric Co.
4.40%, 03/01/44 (Call 09/01/43)	100	106,814
5.50%, 03/15/40	211	257,366

Security	Principal (000s)	Value
Oglethorpe Power Corp.
4.55%, 06/01/44[a]	$668	$661,692
5.25%, 09/01/50	25	26,844
5.38%, 11/01/40	150	169,191
5.95%, 11/01/39	5	5,879
Ohio Edison Co.
6.88%, 07/15/36	355	444,173
8.25%, 10/15/38	11	16,383
Ohio Power Co. Series G
6.60%, 02/15/33	10	12,059
Oklahoma Gas & Electric Co.
4.00%, 12/15/44 (Call 06/15/44)	366	356,225
4.55%, 03/15/44 (Call 09/15/43)	186	201,033
5.25%, 05/15/41 (Call 11/15/40)	100	116,726
Oncor Electric Delivery Co. LLC
4.55%, 12/01/41 (Call 06/01/41)	250	255,294
5.25%, 09/30/40	305	335,917
5.30%, 06/01/42 (Call 12/01/41)	406	460,600
7.25%, 01/15/33	411	537,262
7.50%, 09/01/38	168	229,431
Pacific Gas & Electric Co.
4.25%, 03/15/46 (Call 09/15/45)	11	11,206
4.30%, 03/15/45 (Call 09/15/44)	107	110,767
4.45%, 04/15/42 (Call 10/15/41)	466	490,959
4.50%, 12/15/41 (Call 06/15/41)	290	305,332
4.60%, 06/15/43 (Call 12/15/42)	13	13,919
4.75%, 02/15/44 (Call 08/15/43)	382	417,373
5.13%, 11/15/43 (Call 05/15/43)	346	392,117
5.40%, 01/15/40	421	492,473
5.80%, 03/01/37	16	19,273
6.05%, 03/01/34	2,075	2,523,972
6.25%, 03/01/39	261	331,753
6.35%, 02/15/38	21	26,763
PacifiCorp
4.10%, 02/01/42 (Call 08/01/41)	290	294,141
6.00%, 01/15/39	400	506,547
6.10%, 08/01/36	105	134,366
6.25%, 10/15/37	121	156,832
PECO Energy Co.
4.15%, 10/01/44 (Call 04/01/44)	255	263,173
5.95%, 10/01/36	111	138,297
Pennsylvania Electric Co.
6.15%, 10/01/38	225	251,281

SCHEDULE OF INVESTMENTS	79

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 29, 2016

Security	Principal (000s)	Value
Potomac Electric Power Co.
4.15%, 03/15/43 (Call 09/15/42)	$66	$67,940
6.50%, 11/15/37	175	233,764
7.90%, 12/15/38	11	16,673
PPL Capital Funding Inc.
4.70%, 06/01/43 (Call 12/01/42)	676	688,423
5.00%, 03/15/44 (Call 09/15/43)	385	405,200
PPL Electric Utilities Corp.
5.20%, 07/15/41 (Call 01/15/41)	391	460,388
6.25%, 05/15/39	5	6,618
Progress Energy Inc.
7.75%, 03/01/31	9	12,117
PSEG Power LLC
8.63%, 04/15/31	720	866,505
Public Service Co. of Colorado
3.60%, 09/15/42 (Call 03/15/42)	246	237,430
4.30%, 03/15/44 (Call 09/15/43)	411	436,460
6.25%, 09/01/37	60	80,082
6.50%, 08/01/38	100	138,065
Public Service Electric & Gas Co.
3.80%, 03/01/46	250	248,890
3.95%, 05/01/42 (Call 11/01/41)	220	226,845
4.05%, 05/01/45 (Call 11/01/44)[a]	125	130,654
4.15%, 11/01/45 (Call 05/01/45)	16	16,895
5.38%, 11/01/39	100	122,306
5.50%, 03/01/40	7	8,723
5.80%, 05/01/37	216	274,767
Series I
4.00%, 06/01/44 (Call 12/01/43)	240	247,352
Puget Sound Energy Inc.
4.30%, 05/20/45 (Call 11/20/44)	111	117,440
4.43%, 11/15/41 (Call 05/15/41)	125	133,770
5.48%, 06/01/35	308	362,506
5.64%, 04/15/41 (Call 10/15/40)	360	453,139
5.76%, 10/01/39	131	163,615
5.80%, 03/15/40	56	71,129
6.27%, 03/15/37	5	6,472
6.72%, 06/15/36	150	203,606
7.02%, 12/01/27	271	368,184
San Diego Gas & Electric Co.
3.95%, 11/15/41	11	11,161
4.30%, 04/01/42 (Call 10/01/41)	158	168,441
4.50%, 08/15/40	211	230,495

Security	Principal (000s)	Value
5.35%, 05/15/35	$125	$150,095
5.35%, 05/15/40	75	91,135
6.13%, 09/15/37	100	132,050
South Carolina Electric & Gas Co.
4.35%, 02/01/42 (Call 08/01/41)	244	243,630
4.50%, 06/01/64 (Call 12/01/63)	261	260,488
4.60%, 06/15/43 (Call 12/15/42)	116	121,313
5.10%, 06/01/65 (Call 12/01/64)	150	164,213
5.30%, 05/15/33	5	5,629
5.45%, 02/01/41 (Call 08/01/40)	420	484,908
6.05%, 01/15/38	248	302,717
Southaven Combined Cycle Generation LLC
3.85%, 08/15/33	2	1,923
Southern California Edison Co.
3.90%, 12/01/41 (Call 06/01/41)	106	106,169
4.05%, 03/15/42 (Call 09/15/41)	50	50,963
4.50%, 09/01/40 (Call 03/01/40)	23	24,839
4.65%, 10/01/43 (Call 04/01/43)	341	376,861
5.50%, 03/15/40	242	297,733
5.63%, 02/01/36	75	91,859
5.75%, 04/01/35	5	6,229
6.00%, 01/15/34[a]	266	337,012
6.05%, 03/15/39	150	193,075
6.65%, 04/01/29	121	156,415
Series 05-B
5.55%, 01/15/36	55	65,768
Series 05-E
5.35%, 07/15/35	289	345,164
Series 06-E
5.55%, 01/15/37	180	216,086
Series 08-A
5.95%, 02/01/38	664	845,014
Series 13-A
3.90%, 03/15/43 (Call 09/15/42)	155	155,772
Series C
3.60%, 02/01/45 (Call 08/01/44)	661	632,343
Southern Power Co.
5.15%, 09/15/41	200	183,788
Southwestern Electric Power Co.
3.90%, 04/01/45 (Call 10/01/44)	661	599,024
6.20%, 03/15/40	140	167,555

80	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 29, 2016

Security	Principal (000s)	Value
Southwestern Public Service Co.
4.50%, 08/15/41 (Call 02/15/41)	$50	$54,091
6.00%, 10/01/36	561	685,171
Tampa Electric Co.
4.10%, 06/15/42 (Call 12/15/41)	315	314,500
4.20%, 05/15/45 (Call 11/15/44)	11	11,260
4.35%, 05/15/44 (Call 11/15/43)	385	401,501
6.55%, 05/15/36	5	6,581
Toledo Edison Co. (The)
6.15%, 05/15/37	1	1,170
TransAlta Corp.
6.50%, 03/15/40	136	70,720
Union Electric Co.
3.90%, 09/15/42 (Call 03/15/42)	940	953,927
8.45%, 03/15/39	11	17,723
Virginia Electric & Power Co.
4.00%, 01/15/43 (Call 07/15/42)	266	263,406
4.20%, 05/15/45 (Call 11/15/44)	7	7,201
4.45%, 02/15/44 (Call 08/15/43)	120	128,744
8.88%, 11/15/38	774	1,240,187
Series A
6.00%, 05/15/37	284	354,832
Series B
6.00%, 01/15/36	250	311,784
Series D
4.65%, 08/15/43 (Call 02/15/43)	21	22,659
Westar Energy Inc.
4.10%, 04/01/43 (Call 10/01/42)	5	5,140
4.13%, 03/01/42 (Call 09/01/41)	335	348,784
4.25%, 12/01/45 (Call 06/01/45)	350	375,722
Wisconsin Electric Power Co.
3.65%, 12/15/42 (Call 06/15/42)	265	253,624
4.25%, 06/01/44 (Call 12/01/43)[a]	247	263,318
4.30%, 12/15/45 (Call 06/15/45)	195	211,770
Wisconsin Power & Light Co.
4.10%, 10/15/44 (Call 04/15/44)	663	684,383
6.38%, 08/15/37	140	187,346
Wisconsin Public Service Corp.
4.75%, 11/01/44 (Call 05/01/44)	155	180,087
Xcel Energy Inc.
4.80%, 09/15/41 (Call 03/15/41)	5	5,216
6.50%, 07/01/36	50	62,003

		76,410,792

Security	Principal (000s)	Value
ELECTRICAL COMPONENTS & EQUIPMENT — 0.02%
Emerson Electric Co.
6.00%, 08/15/32	$135	$164,933
6.13%, 04/15/39	12	15,334

		180,267
ELECTRONICS — 0.27%
Honeywell International Inc.
5.38%, 03/01/41	611	728,933
5.70%, 03/15/36	11	13,339
5.70%, 03/15/37	191	232,889
Koninklijke Philips NV
5.00%, 03/15/42	533	517,155
6.88%, 03/11/38	354	414,214
Thermo Fisher Scientific Inc.
5.30%, 02/01/44 (Call 08/01/43)	208	220,152

		2,126,682
ENGINEERING & CONSTRUCTION — 0.03%
ABB Finance USA Inc.
4.38%, 05/08/42	257	269,979

		269,979
ENVIRONMENTAL CONTROL — 0.25%
Republic Services Inc.
5.70%, 05/15/41 (Call 11/15/40)	691	779,318
6.09%, 03/15/35	50	58,241
6.20%, 03/01/40	41	49,064
Waste Management Inc.
3.90%, 03/01/35 (Call 09/01/34)	613	595,372
4.10%, 03/01/45 (Call 09/01/44)	203	198,957
6.13%, 11/30/39	207	259,632

		1,940,584
FOOD — 1.56%
Ahold Finance USA LLC
6.88%, 05/01/29	11	13,646
Campbell Soup Co.
3.80%, 08/02/42	6	5,450
ConAgra Foods Inc.
7.00%, 10/01/28	230	278,799
7.13%, 10/01/26	57	68,730
8.25%, 09/15/30	284	393,332
Delhaize America LLC
9.00%, 04/15/31	5	6,662
Delhaize Group
5.70%, 10/01/40	627	662,125

SCHEDULE OF INVESTMENTS	81

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 29, 2016

Security	Principal (000s)	Value
General Mills Inc.
4.15%, 02/15/43 (Call 08/15/42)	$5	$5,000
5.40%, 06/15/40	476	552,060
Hershey Co. (The)
7.20%, 08/15/27	11	15,061
JM Smucker Co. (The)
4.25%, 03/15/35	650	653,396
4.38%, 03/15/45	118	118,294
Kellogg Co.
4.50%, 04/01/46	85	85,561
Series B
7.45%, 04/01/31	726	915,350
Kraft Foods Group Inc.
5.00%, 06/04/42	1,375	1,434,688
6.50%, 02/09/40	306	363,889
6.88%, 01/26/39	571	696,403
Kraft Heinz Foods Co.
5.00%, 07/15/35 (Call 01/15/35)[b]	623	652,591
5.20%, 07/15/45 (Call 01/15/45)[b]	650	697,833
Kroger Co. (The)
5.00%, 04/15/42 (Call 10/15/41)	100	107,399
5.15%, 08/01/43 (Call 02/01/43)	250	274,384
5.40%, 07/15/40 (Call 01/15/40)	366	407,586
6.90%, 04/15/38	253	326,561
7.50%, 04/01/31	397	526,832
Mondelez International Inc.
6.50%, 02/09/40	72	90,025
6.88%, 01/26/39	450	567,440
Sysco Corp.
4.85%, 10/01/45 (Call 04/01/45)	269	274,932
5.38%, 09/21/35	400	445,205
6.63%, 03/17/39	11	13,763
Tyson Foods Inc.
4.88%, 08/15/34 (Call 02/15/34)	549	565,965
5.15%, 08/15/44 (Call 02/15/44)	255	272,345
Unilever Capital Corp.
5.90%, 11/15/32	610	797,634

		12,288,941
FOREST PRODUCTS & PAPER — 0.45%
Domtar Corp.
6.75%, 02/15/44 (Call 08/15/43)	205	202,209
Georgia-Pacific LLC
7.75%, 11/15/29	791	1,033,492
8.88%, 05/15/31	14	20,027

Security	Principal (000s)	Value
International Paper Co.
4.80%, 06/15/44 (Call 12/15/43)	$125	$106,036
5.00%, 09/15/35 (Call 03/15/35)	50	48,425
5.15%, 05/15/46 (Call 11/15/45)	210	187,633
6.00%, 11/15/41 (Call 05/15/41)	786	769,818
7.30%, 11/15/39	260	281,304
8.70%, 06/15/38	246	314,059
WestRock MWV LLC
7.95%, 02/15/31	11	13,606
8.20%, 01/15/30	450	572,314

		3,548,923
GAS — 0.55%
AGL Capital Corp.
4.40%, 06/01/43 (Call 12/01/42)	6	5,805
5.88%, 03/15/41 (Call 09/15/40)	643	735,969
6.00%, 10/01/34	95	110,711
Atmos Energy Corp.
4.13%, 10/15/44 (Call 04/15/44)[a]	713	714,780
5.50%, 06/15/41 (Call 12/15/40)	5	5,943
Dominion Gas Holdings LLC
4.60%, 12/15/44 (Call 06/15/44)[a]	417	394,108
KeySpan Corp.
5.80%, 04/01/35	228	257,599
8.00%, 11/15/30	130	177,841
ONE Gas Inc.
4.66%, 02/01/44 (Call 08/01/43)	374	410,793
Piedmont Natural Gas Co. Inc.
4.10%, 09/18/34 (Call 03/18/34)	207	209,386
4.65%, 08/01/43 (Call 02/01/43)	3	3,237
Sempra Energy
6.00%, 10/15/39	901	991,845
Southern California Gas Co.
3.75%, 09/15/42 (Call 03/15/42)	5	4,942
Series KK
5.75%, 11/15/35	225	281,511

		4,304,470
HAND & MACHINE TOOLS — 0.00%
Stanley Black & Decker Inc.
5.20%, 09/01/40	5	5,653

		5,653
HEALTH CARE – PRODUCTS — 1.18%
Becton Dickinson and Co.
4.69%, 12/15/44 (Call 06/15/44)	496	509,788

82	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 29, 2016

Security	Principal (000s)	Value
4.88%, 05/15/44 (Call 11/15/43)	$360	$371,966
5.00%, 11/12/40	150	156,981
6.00%, 05/15/39	186	217,602
Boston Scientific Corp.
7.00%, 11/15/35	100	121,181
7.38%, 01/15/40	211	267,873
Covidien International Finance SA
6.55%, 10/15/37	396	510,063
Danaher Corp.
4.38%, 09/15/45 (Call 03/15/45)	9	9,641
Medtronic Inc.
4.00%, 04/01/43 (Call 10/01/42)	291	278,915
4.38%, 03/15/35	1,565	1,615,244
4.50%, 03/15/42 (Call 09/15/41)	11	11,322
4.63%, 03/15/44 (Call 09/15/43)	420	441,223
4.63%, 03/15/45	2,098	2,232,238
5.55%, 03/15/40	291	342,270
St. Jude Medical Inc.
4.75%, 04/15/43 (Call 10/15/42)	440	438,020
Stryker Corp.
4.10%, 04/01/43 (Call 10/01/42)	374	347,402
4.38%, 05/15/44 (Call 11/15/43)	135	131,056
Zimmer Biomet Holdings Inc.
4.25%, 08/15/35 (Call 02/15/35)	407	375,992
4.45%, 08/15/45 (Call 02/15/45)	524	479,075
5.75%, 11/30/39	381	419,880

		9,277,732
HEALTH CARE – SERVICES — 1.64%
Aetna Inc.
4.13%, 11/15/42 (Call 05/15/42)	261	239,788
4.50%, 05/15/42 (Call 11/15/41)	359	347,712
4.75%, 03/15/44 (Call 09/15/43)	225	228,129
6.63%, 06/15/36	311	376,745
6.75%, 12/15/37	285	348,129
Anthem Inc.
4.63%, 05/15/42	776	727,274
4.65%, 01/15/43	771	724,828
4.65%, 08/15/44 (Call 02/15/44)	241	226,188
4.85%, 08/15/54 (Call 02/15/54)	175	163,215
5.10%, 01/15/44	175	174,738
5.85%, 01/15/36	21	23,063
5.95%, 12/15/34	2	2,227
6.38%, 06/15/37	458	529,361

Security	Principal (000s)	Value
Ascension Health
4.85%, 11/15/53	$11	$12,395
Baylor Scott & White Holdings
4.19%, 11/15/45 (Call 05/15/45)	16	16,067
Cigna Corp.
5.38%, 02/15/42 (Call 08/15/41)	241	262,740
5.88%, 03/15/41 (Call 09/15/40)	403	455,010
6.15%, 11/15/36	100	115,288
7.88%, 05/15/27	11	14,593
Dignity Health
4.50%, 11/01/42	100	100,619
5.27%, 11/01/64	216	232,338
Humana Inc.
4.63%, 12/01/42 (Call 06/01/42)	306	284,478
4.95%, 10/01/44 (Call 04/01/44)	141	137,629
8.15%, 06/15/38	360	501,561
Kaiser Foundation Hospitals
4.88%, 04/01/42	354	391,060
Laboratory Corp. of America Holdings
4.70%, 02/01/45 (Call 08/01/44)[a]	398	376,360
Mayo Clinic Series 2013
4.00%, 11/15/47	11	10,981
Memorial Sloan-Kettering Cancer Center Series 2015
4.20%, 07/01/55	272	271,481
New York and Presbyterian Hospital (The)
4.02%, 08/01/45	21	20,800
Ochsner Clinic Foundation
5.90%, 05/15/45 (Call 11/15/44)	11	12,477
Quest Diagnostics Inc.
4.70%, 03/30/45 (Call 09/30/44)	16	15,012
5.75%, 01/30/40	250	266,557
Texas Health Resources
4.33%, 11/15/55	9	9,205
UnitedHealth Group Inc.
3.95%, 10/15/42 (Call 04/15/42)	7	6,657
4.25%, 03/15/43 (Call 09/15/42)	291	290,544
4.38%, 03/15/42 (Call 09/15/41)	571	581,178
4.63%, 07/15/35	255	273,130
4.63%, 11/15/41 (Call 05/15/41)	180	190,090

SCHEDULE OF INVESTMENTS	83

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 29, 2016

Security	Principal (000s)	Value
4.75%, 07/15/45	$891	$971,675
5.70%, 10/15/40 (Call 04/15/40)	561	677,241
5.80%, 03/15/36	695	833,049
5.95%, 02/15/41 (Call 08/15/40)	536	668,083
6.50%, 06/15/37	21	27,020
6.63%, 11/15/37	11	14,381
6.88%, 02/15/38	535	719,290

		12,870,386
HOLDING COMPANIES – DIVERSIFIED — 0.02%
Hutchison Whampoa International Ltd.
7.45%, 11/24/33[b]	50	69,781
Leucadia National Corp.
6.63%, 10/23/43 (Call 07/23/43)	100	75,994

		145,775
HOME FURNISHINGS — 0.02%
Whirlpool Corp.
5.15%, 03/01/43	155	158,199

		158,199
HOUSEHOLD PRODUCTS & WARES — 0.09%
Kimberly-Clark Corp.
3.70%, 06/01/43	18	17,370
6.63%, 08/01/37	518	698,752

		716,122
INSURANCE — 3.54%
ACE INA Holdings Inc.
4.15%, 03/13/43	485	478,801
4.35%, 11/03/45 (Call 05/03/45)	835	868,879
Aflac Inc.
6.45%, 08/15/40	431	528,439
Alleghany Corp.
4.90%, 09/15/44 (Call 03/15/44)	263	249,095
Allstate Corp. (The)
4.50%, 06/15/43	875	915,930
5.35%, 06/01/33	5	5,727
5.55%, 05/09/35	201	236,209
American International Group Inc.
3.88%, 01/15/35 (Call 07/15/34)	1,465	1,236,492
4.38%, 01/15/55 (Call 07/15/54)	250	201,366
4.50%, 07/16/44 (Call 01/16/44)	911	797,402
4.70%, 07/10/35 (Call 01/10/35)	514	482,261
4.80%, 07/10/45 (Call 01/10/45)	11	10,094
6.25%, 05/01/36	532	576,144

Security	Principal (000s)	Value
6.25%, 03/15/87	$300	$309,000
8.18%, 05/15/68 (Call 05/15/38)[a,c]	21	26,197
Aon Corp.
8.21%, 01/01/27	314	383,080
Aon PLC
4.45%, 05/24/43 (Call 02/24/43)	361	332,636
4.60%, 06/14/44 (Call 03/14/44)[a]	300	284,975
4.75%, 05/15/45 (Call 11/15/44)	246	239,921
Arch Capital Group U.S. Inc.
5.14%, 11/01/43	495	504,859
Assurant Inc.
6.75%, 02/15/34	235	272,367
AXA SA
8.60%, 12/15/30	767	997,100
AXIS Specialty Finance PLC
5.15%, 04/01/45	5	4,955
Berkshire Hathaway Finance Corp.
4.30%, 05/15/43[a]	68	66,294
4.40%, 05/15/42[a]	324	320,021
5.75%, 01/15/40	400	472,048
Berkshire Hathaway Inc.
4.50%, 02/11/43[a]	853	858,337
Chubb Corp. (The)
6.00%, 05/11/37	460	567,300
Cincinnati Financial Corp.
6.92%, 05/15/28	11	14,088
Endurance Specialty Holdings Ltd.
7.00%, 07/15/34	230	267,807
Everest Reinsurance Holdings Inc.
4.87%, 06/01/44	261	251,602
Hartford Financial Services Group Inc. (The)
4.30%, 04/15/43	14	12,924
5.95%, 10/15/36	306	353,497
6.10%, 10/01/41	365	436,911
6.63%, 03/30/40	105	129,414
Lincoln National Corp.
6.15%, 04/07/36	225	244,664
6.30%, 10/09/37	16	17,692
7.00%, 06/15/40	481	565,485
Loews Corp.
4.13%, 05/15/43 (Call 11/15/42)	308	280,521
6.00%, 02/01/35[a]	150	170,997

84	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 29, 2016

Security	Principal (000s)	Value
Markel Corp.
5.00%, 03/30/43	$3	$3,018
Marsh & McLennan Companies Inc.
3.75%, 03/14/26 (Call 12/14/25)[a]	80	81,042
5.88%, 08/01/33	205	235,818
MetLife Inc.
4.05%, 03/01/45	1,155	1,035,156
4.13%, 08/13/42	368	333,060
4.60%, 05/13/46 (Call 12/13/45)[a]	274	268,299
4.72%, 12/15/44	518	513,138
4.88%, 11/13/43	489	497,592
5.70%, 06/15/35	451	507,158
6.40%, 12/15/66 (Call 12/15/31)	740	725,200
6.50%, 12/15/32	458	552,371
10.75%, 08/01/69 (Call 08/01/34)	16	23,360
Principal Financial Group Inc.
4.35%, 05/15/43[a]	500	454,711
4.63%, 09/15/42	5	4,754
6.05%, 10/15/36	166	184,613
Progressive Corp. (The)
3.70%, 01/26/45	250	231,961
4.35%, 04/25/44	261	269,181
6.25%, 12/01/32	173	216,299
Protective Life Corp.
8.45%, 10/15/39	249	328,963
Prudential Financial Inc.
4.60%, 05/15/44[a]	346	331,235
5.10%, 08/15/43	11	10,793
5.40%, 06/13/35	470	495,464
5.63%, 05/12/41	13	13,714
5.70%, 12/14/36	289	314,559
5.80%, 11/16/41	100	108,004
5.90%, 03/17/36	210	230,660
6.20%, 11/15/40	100	112,163
6.63%, 06/21/40	5	5,892
Series B
5.75%, 07/15/33	8	8,730
Series D
6.63%, 12/01/37	906	1,065,048
Transatlantic Holdings Inc.
8.00%, 11/30/39	200	265,503
Travelers Companies Inc. (The)
4.60%, 08/01/43	66	71,291

Security	Principal (000s)	Value
5.35%, 11/01/40	$310	$366,557
6.25%, 06/15/37	772	991,970
6.75%, 06/20/36	50	67,467
Travelers Property Casualty Corp.
6.38%, 03/15/33	110	140,786
Trinity Acquisition PLC
6.13%, 08/15/43	100	108,653
Unum Group
5.75%, 08/15/42	255	263,473
Validus Holdings Ltd.
8.88%, 01/26/40	134	172,144
Voya Financial Inc.
5.70%, 07/15/43	290	315,063
WR Berkley Corp.
4.75%, 08/01/44	16	15,491
6.25%, 02/15/37	300	345,797
XLIT Ltd.
5.50%, 03/31/45	449	423,570
6.25%, 05/15/27	86	101,697

		27,782,949
INTERNET — 0.30%
Alibaba Group Holding Ltd.
4.50%, 11/28/34 (Call 05/28/34)[a]	414	408,411
Amazon.com Inc.
4.80%, 12/05/34 (Call 06/05/34)	608	659,050
4.95%, 12/05/44 (Call 06/05/44)	900	993,582
eBay Inc.
4.00%, 07/15/42 (Call 01/15/42)	400	305,107

		2,366,150
IRON & STEEL — 0.36%
Nucor Corp.
5.20%, 08/01/43 (Call 02/01/43)	214	200,370
6.40%, 12/01/37	286	304,829
Reliance Steel & Aluminum Co.
6.85%, 11/15/36	100	99,333
Vale Overseas Ltd.
6.88%, 11/21/36[a]	1,830	1,264,988
6.88%, 11/10/39	875	596,094
8.25%, 01/17/34[a]	250	193,750
Vale SA
5.63%, 09/11/42[a]	285	177,056

		2,836,420

SCHEDULE OF INVESTMENTS	85

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 29, 2016

Security	Principal (000s)	Value
LEISURE TIME — 0.03%
Harley-Davidson Inc.
4.63%, 07/28/45 (Call 01/28/45)	$211	$208,162

		208,162
LODGING — 0.02%
Starwood Hotels & Resorts Worldwide Inc.
4.50%, 10/01/34 (Call 04/01/34)	206	188,720

		188,720
MACHINERY — 0.44%
Caterpillar Inc.
3.80%, 08/15/42	809	725,787
4.30%, 05/15/44 (Call 11/15/43)[a]	286	276,908
4.75%, 05/15/64 (Call 11/15/63)[a]	203	193,431
5.20%, 05/27/41	614	664,802
5.30%, 09/15/35	11	12,045
6.05%, 08/15/36	111	131,044
Cummins Inc.
4.88%, 10/01/43 (Call 04/01/43)[a]	230	243,054
Deere & Co.
3.90%, 06/09/42 (Call 12/09/41)	746	709,448
5.38%, 10/16/29	255	301,843
7.13%, 03/03/31	11	14,984
8.10%, 05/15/30	50	72,864
Rockwell Automation Inc.
6.70%, 01/15/28[a]	100	131,996

		3,478,206
MANUFACTURING — 0.89%
3M Co.
3.88%, 06/15/44	291	296,800
5.70%, 03/15/37	286	361,828
6.38%, 02/15/28	40	53,568
Dover Corp.
5.38%, 03/01/41 (Call 12/01/40)	365	428,766
Eaton Corp.
4.00%, 11/02/32	723	710,891
4.15%, 11/02/42[a]	116	110,597
General Electric Co.
4.13%, 10/09/42	571	574,229
4.50%, 03/11/44	1,359	1,439,751
Illinois Tool Works Inc.
3.90%, 09/01/42 (Call 03/01/42)[a]	714	697,863
4.88%, 09/15/41 (Call 03/15/41)	163	182,116

Security	Principal (000s)	Value
Ingersoll-Rand Global Holding Co. Ltd.
5.75%, 06/15/43	$236	$267,553
Ingersoll-Rand Luxembourg Finance SA
4.65%, 11/01/44 (Call 05/01/44)	200	196,575
Parker-Hannifin Corp.
4.20%, 11/21/34 (Call 05/21/34)	336	346,835
4.45%, 11/21/44 (Call 05/21/44)[a]	278	293,221
Series A
6.25%, 05/15/38	100	129,756
Tyco Electronics Group SA
7.13%, 10/01/37	236	306,969
Tyco International Finance SA
3.90%, 02/14/26 (Call 11/14/25)	305	308,914
5.13%, 09/14/45 (Call 03/14/45)	264	270,671

		6,976,903
MEDIA — 5.54%
21st Century Fox America Inc.
4.75%, 09/15/44 (Call 03/15/44)	859	803,066
4.95%, 10/15/45 (Call 04/15/45)	476	463,018
5.40%, 10/01/43	426	422,374
6.15%, 02/15/41	446	487,671
6.20%, 12/15/34	690	771,188
6.40%, 12/15/35	202	230,097
6.55%, 03/15/33	656	758,539
6.65%, 11/15/37	475	556,407
6.90%, 08/15/39	11	12,525
7.75%, 12/01/45	308	400,091
7.85%, 03/01/39	225	294,969
8.15%, 10/17/36	100	133,801
CBS Corp.
4.60%, 01/15/45 (Call 07/15/44)	200	172,040
4.85%, 07/01/42 (Call 01/01/42)	130	114,861
4.90%, 08/15/44 (Call 02/15/44)	100	88,930
5.50%, 05/15/33	624	623,275
5.90%, 10/15/40 (Call 04/15/40)	211	212,074
7.88%, 07/30/30[a]	438	561,427
CCO Safari II LLC
6.38%, 10/23/35 (Call 04/23/35)[b]	801	837,549
6.48%, 10/23/45 (Call 04/23/45)[b]	1,790	1,880,498
6.83%, 10/23/55 (Call 04/23/55)[b]	321	329,628

86	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 29, 2016

Security	Principal (000s)	Value
Comcast Corp.
4.20%, 08/15/34 (Call 02/15/34)	$1,060	$1,074,749
4.25%, 01/15/33	992	1,009,988
4.50%, 01/15/43	711	732,379
4.60%, 08/15/45 (Call 02/15/45)	1,150	1,214,736
4.65%, 07/15/42	877	923,713
4.75%, 03/01/44	1,316	1,414,181
5.65%, 06/15/35	11	12,965
6.40%, 05/15/38	136	172,041
6.40%, 03/01/40	16	20,407
6.45%, 03/15/37	298	376,035
6.50%, 11/15/35	511	650,631
6.55%, 07/01/39	14	18,289
6.95%, 08/15/37	633	842,886
7.05%, 03/15/33	161	213,164
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
5.15%, 03/15/42	1,066	999,300
6.00%, 08/15/40 (Call 05/15/40)	226	233,042
6.35%, 03/15/40	325	356,535
6.38%, 03/01/41	536	586,957
Discovery Communications LLC
4.88%, 04/01/43	181	144,718
6.35%, 06/01/40[a]	750	717,808
Grupo Televisa SAB
5.00%, 05/13/45 (Call 11/13/44)	586	499,984
6.63%, 01/15/40	271	280,760
Historic TW Inc.
6.63%, 05/15/29	1,280	1,473,630
NBCUniversal Media LLC
4.45%, 01/15/43	816	827,653
5.95%, 04/01/41	549	673,656
6.40%, 04/30/40	832	1,057,635
TCI Communications Inc.
7.13%, 02/15/28	200	263,613
7.88%, 02/15/26	370	507,284
Thomson Reuters Corp.
5.50%, 08/15/35	150	152,519
5.65%, 11/23/43 (Call 05/23/43)	186	188,324
5.85%, 04/15/40	616	643,746
Time Warner Cable Inc.
4.50%, 09/15/42 (Call 03/15/42)	300	243,000
5.50%, 09/01/41 (Call 03/01/41)	492	430,586

Security	Principal (000s)	Value
5.88%, 11/15/40 (Call 05/15/40)	$720	$651,893
6.55%, 05/01/37	317	314,822
6.75%, 06/15/39	811	805,272
7.30%, 07/01/38	850	892,344
Time Warner Companies Inc.
6.95%, 01/15/28	21	25,279
Time Warner Entertainment Co. LP
8.38%, 07/15/33	973	1,148,767
Time Warner Inc.
4.65%, 06/01/44 (Call 12/01/43)	1,366	1,207,540
4.85%, 07/15/45 (Call 01/15/45)	357	332,701
4.90%, 06/15/42	243	219,416
5.35%, 12/15/43	466	452,210
5.38%, 10/15/41	200	193,646
6.10%, 07/15/40	175	180,405
6.20%, 03/15/40	14	14,518
6.25%, 03/29/41[a]	286	302,503
6.50%, 11/15/36	413	441,853
7.63%, 04/15/31	508	615,395
7.70%, 05/01/32	764	918,505
Verizon Communications Inc.
4.52%, 09/15/48	1,100	1,001,192
4.67%, 03/15/55	1,174	1,028,672
Viacom Inc.
4.38%, 03/15/43	900	602,176
4.50%, 02/27/42	125	86,583
4.85%, 12/15/34 (Call 06/15/34)	310	241,171
4.88%, 06/15/43 (Call 12/15/42)	100	72,759
5.25%, 04/01/44 (Call 10/01/43)	325	253,214
5.85%, 09/01/43 (Call 03/01/43)	625	521,999
6.88%, 04/30/36	290	276,769
Walt Disney Co. (The)
4.13%, 06/01/44	250	259,580
4.38%, 08/16/41	505	542,664
7.00%, 03/01/32	266	378,925
Series E
4.13%, 12/01/41	412	427,659

		43,521,374
METAL FABRICATE & HARDWARE — 0.12%
Precision Castparts Corp.
3.90%, 01/15/43 (Call 07/15/42)	166	165,189
4.20%, 06/15/35 (Call 12/15/34)	500	523,931
4.38%, 06/15/45 (Call 12/15/44)	11	11,780

SCHEDULE OF INVESTMENTS	87

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 29, 2016

Security	Principal (000s)	Value
Valmont Industries Inc.
5.00%, 10/01/44 (Call 04/01/44)	$80	$71,526
5.25%, 10/01/54 (Call 04/01/54)	230	197,799

		970,225
MINING — 1.07%
Barrick Gold Corp.
5.25%, 04/01/42	360	276,516
Barrick North America Finance LLC
5.70%, 05/30/41	575	452,519
5.75%, 05/01/43	200	164,379
7.50%, 09/15/38	27	23,678
Barrick PD Australia Finance Pty Ltd.
5.95%, 10/15/39	605	487,201
BHP Billiton Finance USA Ltd.
4.13%, 02/24/42	930	793,137
5.00%, 09/30/43	1,023	991,745
Goldcorp Inc.
5.45%, 06/09/44 (Call 12/09/43)	161	138,138
Newmont Mining Corp.
4.88%, 03/15/42 (Call 09/15/41)	235	183,454
5.88%, 04/01/35	176	149,421
6.25%, 10/01/39	904	801,590
Rio Tinto Alcan Inc.
5.75%, 06/01/35	11	10,798
6.13%, 12/15/33	11	11,257
7.25%, 03/15/31	225	242,353
Rio Tinto Finance USA Ltd.
5.20%, 11/02/40[a]	900	850,985
7.13%, 07/15/28	292	330,186
Rio Tinto Finance USA PLC
4.13%, 08/21/42 (Call 02/21/42)	731	613,185
4.75%, 03/22/42 (Call 09/22/41)	55	49,605
Southern Copper Corp.
5.25%, 11/08/42	610	458,263
5.88%, 04/23/45	375	298,125
6.75%, 04/16/40	800	707,000
7.50%, 07/27/35[a]	388	368,115
Vale Canada Ltd.
7.20%, 09/15/32	50	27,000

		8,428,650
OFFICE & BUSINESS EQUIPMENT — 0.04%
Xerox Corp.
4.80%, 03/01/35[a]	161	151,255

Security	Principal (000s)	Value
6.75%, 12/15/39	$175	$146,859

		298,114
OIL & GAS — 5.12%
Anadarko Finance Co.
7.50%, 05/01/31	400	358,646
Anadarko Petroleum Corp.
4.50%, 07/15/44 (Call 01/15/44)	325	222,116
6.20%, 03/15/40	805	636,389
6.45%, 09/15/36	730	609,758
Apache Corp.
4.25%, 01/15/44 (Call 07/15/43)	225	159,980
4.75%, 04/15/43 (Call 10/15/42)	1,025	775,538
5.10%, 09/01/40 (Call 03/01/40)	280	204,914
6.00%, 01/15/37	911	750,534
Burlington Resources Finance Co.
7.20%, 08/15/31	284	299,176
7.40%, 12/01/31	591	640,346
Canadian Natural Resources Ltd.
5.85%, 02/01/35	225	162,000
6.25%, 03/15/38	900	666,000
6.45%, 06/30/33	200	151,000
Cenovus Energy Inc.
4.45%, 09/15/42 (Call 03/15/42)	65	36,887
CNOOC Nexen Finance 2014 ULC
4.88%, 04/30/44	1,200	1,240,218
Conoco Funding Co.
7.25%, 10/15/31	297	314,381
ConocoPhillips
5.90%, 10/15/32	13	12,201
6.50%, 02/01/39	656	649,808
ConocoPhillips Canada Funding Co. I
5.95%, 10/15/36	200	187,375
ConocoPhillips Co.
4.15%, 11/15/34 (Call 05/15/34)	415	339,083
4.30%, 11/15/44 (Call 05/15/44)[a]	725	581,511
ConocoPhillips Holding Co.
6.95%, 04/15/29	1,491	1,570,892
Devon Energy Corp.
4.75%, 05/15/42 (Call 11/15/41)	1,575	1,028,053
5.00%, 06/15/45 (Call 12/15/44)	350	228,828
5.60%, 07/15/41 (Call 01/15/41)	125	84,554
7.95%, 04/15/32	80	63,204
Devon Financing Co. LLC
7.88%, 09/30/31	200	157,686

88	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 29, 2016

Security	Principal (000s)	Value
Diamond Offshore Drilling Inc.
4.88%, 11/01/43 (Call 05/01/43)[a]	$260	$150,800
5.70%, 10/15/39[a]	150	94,500
Ecopetrol SA
5.38%, 06/26/26 (Call 03/26/26)	300	243,750
5.88%, 05/28/45	300	211,125
7.38%, 09/18/43	1,100	874,500
Eni USA Inc.
7.30%, 11/15/27	205	235,726
Ensco PLC
5.75%, 10/01/44 (Call 04/01/44)	625	293,750
EOG Resources Inc.
3.90%, 04/01/35 (Call 10/01/34)	396	323,329
5.10%, 01/15/36 (Call 07/15/35)	275	259,889
Exxon Mobil Corp.
3.57%, 03/06/45 (Call 09/06/44)	34	31,432
4.11%, 03/01/46	145	145,000
Hess Corp.
5.60%, 02/15/41	301	215,701
6.00%, 01/15/40	200	149,059
7.13%, 03/15/33	225	186,711
7.30%, 08/15/31	1,012	865,938
7.88%, 10/01/29	174	155,794
Kerr-McGee Corp.
7.88%, 09/15/31	14	12,758
Marathon Oil Corp.
5.20%, 06/01/45 (Call 12/01/44)	250	148,750
6.60%, 10/01/37	630	415,800
6.80%, 03/15/32	26	17,940
Marathon Petroleum Corp.
4.75%, 09/15/44 (Call 03/15/44)	650	416,122
5.00%, 09/15/54 (Call 03/15/54)	200	122,293
5.85%, 12/15/45 (Call 06/15/45)	125	90,726
6.50%, 03/01/41 (Call 09/01/40)	365	284,903
Murphy Oil Corp.
7.05%, 05/01/29	200	110,000
Nexen Energy ULC
6.40%, 05/15/37	324	372,811
7.50%, 07/30/39	375	472,095
7.88%, 03/15/32	160	206,443
Noble Energy Inc.
5.25%, 11/15/43 (Call 05/15/43)	570	423,283
6.00%, 03/01/41 (Call 09/01/40)	785	612,215

Security	Principal (000s)	Value
Noble Holding International Ltd.
5.25%, 03/15/42	$460	$179,400
6.05%, 03/01/41	125	52,500
6.20%, 08/01/40	30	12,600
6.95%, 04/01/45 (Call 10/01/44)	200	90,000
Occidental Petroleum Corp.
4.63%, 06/15/45 (Call 12/15/44)	214	204,573
Petro-Canada
5.35%, 07/15/33	125	101,105
5.95%, 05/15/35	11	9,367
6.80%, 05/15/38	812	750,068
Petroleos Mexicanos
5.50%, 06/27/44	825	636,192
5.50%, 06/27/44[b]	1,750	1,346,157
5.63%, 01/23/46[b]	1,100	859,657
6.38%, 01/23/45	1,050	911,194
6.50%, 06/02/41	750	657,859
6.63%, 06/15/35	1,755	1,591,250
6.63%, 06/15/38	300	257,193
Phillips 66
4.65%, 11/15/34 (Call 05/15/34)	379	347,446
4.88%, 11/15/44 (Call 05/15/44)	1,168	1,061,623
5.88%, 05/01/42	365	351,542
Rowan Companies Inc.
5.40%, 12/01/42 (Call 06/01/42)	25	12,375
5.85%, 01/15/44 (Call 07/15/43)	350	178,500
Shell International Finance BV
4.13%, 05/11/35	585	545,566
4.38%, 05/11/45	1,225	1,132,817
4.55%, 08/12/43	1,731	1,637,631
5.50%, 03/25/40	346	367,049
6.38%, 12/15/38	913	1,053,872
Statoil ASA
3.95%, 05/15/43	850	728,203
4.25%, 11/23/41	250	226,036
4.80%, 11/08/43	150	147,513
5.10%, 08/17/40	380	387,497
6.50%, 12/01/28[b]	100	125,463
6.80%, 01/15/28	75	90,794
7.15%, 01/15/29	100	124,654
Suncor Energy Inc.
5.95%, 12/01/34	150	127,982
6.50%, 06/15/38[a]	456	413,305
6.85%, 06/01/39	670	621,639

SCHEDULE OF INVESTMENTS	89

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 29, 2016

Security	Principal (000s)	Value
Tosco Corp.
7.80%, 01/01/27	$364	$399,117
8.13%, 02/15/30	61	68,613
Valero Energy Corp.
4.90%, 03/15/45[a]	340	272,728
6.63%, 06/15/37	1,002	986,747
7.50%, 04/15/32	278	295,169
10.50%, 03/15/39	11	13,859
XTO Energy Inc.
6.75%, 08/01/37	411	563,098

		40,214,174
OIL & GAS SERVICES — 0.59%
Baker Hughes Inc.
5.13%, 09/15/40	390	343,734
6.88%, 01/15/29	664	734,981
Cameron International Corp.
5.13%, 12/15/43 (Call 06/15/43)	350	326,228
5.95%, 06/01/41 (Call 12/01/40)	16	16,186
Halliburton Co.
4.50%, 11/15/41 (Call 05/15/41)	422	339,092
4.75%, 08/01/43 (Call 02/01/43)	725	602,968
4.85%, 11/15/35 (Call 05/15/35)	1,025	915,897
5.00%, 11/15/45 (Call 05/15/45)	15	13,194
6.70%, 09/15/38	21	22,108
7.45%, 09/15/39	851	969,122
National Oilwell Varco Inc.
3.95%, 12/01/42 (Call 06/01/42)[a]	530	361,637

		4,645,147
PACKAGING & CONTAINERS — 0.04%
Sonoco Products Co.
5.75%, 11/01/40 (Call 05/01/40)	253	279,058

		279,058
PHARMACEUTICALS — 4.49%
Abbott Laboratories
5.30%, 05/27/40	523	596,107
6.00%, 04/01/39	433	543,020
AbbVie Inc.
4.40%, 11/06/42	1,540	1,472,393
4.50%, 05/14/35 (Call 11/14/34)	1,370	1,362,993
4.70%, 05/14/45 (Call 11/14/44)	866	867,341
Actavis Funding SCS
4.55%, 03/15/35 (Call 09/15/34)	1,258	1,264,299
4.75%, 03/15/45 (Call 09/15/44)[a]	1,803	1,834,248

Security	Principal (000s)	Value
4.85%, 06/15/44 (Call 12/15/43)	$399	$408,849
Actavis Inc.
4.63%, 10/01/42 (Call 04/01/42)	281	278,243
AmerisourceBergen Corp.
4.25%, 03/01/45 (Call 09/01/44)	336	314,225
AstraZeneca PLC
4.00%, 09/18/42	455	436,312
4.38%, 11/16/45	460	462,670
6.45%, 09/15/37[a]	1,230	1,566,607
Baxalta Inc.
5.25%, 06/23/45 (Call 12/23/44)[b]	655	616,763
Bristol-Myers Squibb Co.
3.25%, 08/01/42	7	6,351
4.50%, 03/01/44 (Call 09/01/43)[a]	368	409,047
5.88%, 11/15/36	820	1,020,457
Cardinal Health Inc.
4.50%, 11/15/44 (Call 05/15/44)	136	130,494
4.60%, 03/15/43	600	589,981
Eli Lilly & Co.
3.70%, 03/01/45 (Call 09/01/44)[a]	482	475,267
5.50%, 03/15/27	459	566,575
5.55%, 03/15/37	166	200,773
Express Scripts Holding Co.
6.13%, 11/15/41[a]	208	216,676
GlaxoSmithKline Capital Inc.
4.20%, 03/18/43	5	5,073
5.38%, 04/15/34	200	232,946
6.38%, 05/15/38	1,708	2,194,384
Johnson & Johnson
3.55%, 03/01/36 (Call 09/01/35)	170	170,961
3.70%, 03/01/46 (Call 09/01/45)	75	75,407
4.38%, 12/05/33 (Call 06/05/33)	1,704	1,893,596
4.50%, 09/01/40[a]	208	232,512
4.50%, 12/05/43 (Call 06/05/43)[a]	179	203,124
4.85%, 05/15/41	11	12,942
4.95%, 05/15/33	261	309,231
5.85%, 07/15/38	63	82,800
5.95%, 08/15/37	218	287,883
6.95%, 09/01/29	14	20,119
McKesson Corp.
4.88%, 03/15/44 (Call 09/15/43)	684	681,243
6.00%, 03/01/41 (Call 09/01/40)	80	90,496
Mead Johnson Nutrition Co.
4.60%, 06/01/44 (Call 12/01/43)	203	193,732

90	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 29, 2016

Security	Principal (000s)	Value
5.90%, 11/01/39	$360	$395,107
Merck & Co. Inc.
3.60%, 09/15/42 (Call 03/15/42)	11	10,319
3.70%, 02/10/45 (Call 08/10/44)	1,424	1,353,531
4.15%, 05/18/43	240	245,534
6.50%, 12/01/33	364	478,301
6.55%, 09/15/37	107	143,152
Merck Sharp & Dohme Corp.
5.75%, 11/15/36	700	859,002
5.85%, 06/30/39	11	13,758
5.95%, 12/01/28	506	645,137
Mylan Inc.
5.40%, 11/29/43 (Call 05/29/43)	247	219,186
Novartis Capital Corp.
3.70%, 09/21/42	363	353,415
4.00%, 11/20/45 (Call 05/20/45)[a]	21	21,401
4.40%, 05/06/44	1,350	1,457,537
Perrigo Co. PLC
5.30%, 11/15/43 (Call 05/15/43)	250	239,156
Perrigo Finance Unlimited Co.
4.90%, 12/15/44 (Call 06/15/44)	221	198,708
Pfizer Inc.
4.30%, 06/15/43	196	202,074
4.40%, 05/15/44[a]	281	294,532
5.60%, 09/15/40	100	119,422
7.20%, 03/15/39	1,802	2,508,400
Pharmacia Corp.
6.60%, 12/01/28	650	860,420
Teva Pharmaceutical Finance Co. LLC
6.15%, 02/01/36[a]	426	464,138
Wyeth LLC
5.95%, 04/01/37	1,030	1,262,429
6.00%, 02/15/36	21	25,879
6.50%, 02/01/34	18	23,283
Zoetis Inc.
4.70%, 02/01/43 (Call 08/01/42)	590	515,876

		35,235,837
PIPELINES — 2.97%
Buckeye Partners LP
5.60%, 10/15/44 (Call 04/15/44)	100	75,035
5.85%, 11/15/43 (Call 05/15/43)	445	330,796
CenterPoint Energy Resources Corp.
5.85%, 01/15/41 (Call 07/15/40)	269	292,602

Security	Principal (000s)	Value
6.63%, 11/01/37	$11	$12,770
Colonial Pipeline Co.
4.20%, 04/15/43 (Call 10/15/42)[b]	25	21,968
Columbia Pipeline Group Inc.
5.80%, 06/01/45 (Call 12/01/44)[b]	25	21,122
El Paso Natural Gas Co. LLC
8.38%, 06/15/32	11	10,680
Enable Midstream Partners LP
5.00%, 05/15/44 (Call 11/15/43)	125	71,250
Enbridge Energy Partners LP Series B
7.50%, 04/15/38	481	411,255
Enbridge Inc.
4.50%, 06/10/44 (Call 12/10/43)	200	143,328
Energy Transfer Partners LP
4.90%, 03/15/35 (Call 09/15/34)	230	166,935
5.15%, 02/01/43 (Call 08/01/42)[a]	355	257,174
5.15%, 03/15/45 (Call 09/15/44)[a]	500	363,627
6.05%, 06/01/41 (Call 12/01/40)	136	105,484
6.13%, 12/15/45 (Call 06/15/45)	450	369,381
6.50%, 02/01/42 (Call 08/01/41)	1,130	923,818
6.63%, 10/15/36	145	121,692
7.50%, 07/01/38	11	9,997
8.25%, 11/15/29 (Call 08/15/29)	50	50,025
EnLink Midstream Partners LP
5.60%, 04/01/44 (Call 10/01/43)	200	122,000
Enterprise Products Operating LLC
3.70%, 02/15/26 (Call 11/15/25)[a]	600	562,214
4.45%, 02/15/43 (Call 08/15/42)	725	587,331
4.85%, 08/15/42 (Call 02/15/42)	125	106,643
4.85%, 03/15/44 (Call 09/15/43)	750	637,240
4.90%, 05/15/46 (Call 11/15/45)	495	434,368
4.95%, 10/15/54 (Call 04/15/54)	950	741,486
5.10%, 02/15/45 (Call 08/15/44)	200	176,411
5.70%, 02/15/42	470	436,445
5.95%, 02/01/41	198	187,912
6.13%, 10/15/39	145	139,147
7.55%, 04/15/38	212	233,664
Series D
6.88%, 03/01/33	264	276,608
Series H
6.65%, 10/15/34	111	113,865
Kinder Morgan Energy Partners LP
4.70%, 11/01/42 (Call 05/01/42)	115	84,223

SCHEDULE OF INVESTMENTS	91

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 29, 2016

Security	Principal (000s)	Value
5.00%, 08/15/42 (Call 02/15/42)	$250	$192,350
5.40%, 09/01/44 (Call 03/01/44)	360	288,933
5.50%, 03/01/44 (Call 09/01/43)	250	203,979
5.80%, 03/15/35	825	669,018
6.38%, 03/01/41	230	192,876
6.55%, 09/15/40	100	83,958
6.95%, 01/15/38	522	465,265
7.30%, 08/15/33	11	9,986
7.40%, 03/15/31	118	110,971
7.50%, 11/15/40	416	372,859
7.75%, 03/15/32	100	93,826
Kinder Morgan Inc./DE
5.05%, 02/15/46 (Call 08/15/45)	325	252,304
5.30%, 12/01/34 (Call 06/01/34)	1,950	1,544,781
5.55%, 06/01/45 (Call 12/01/44)	1,450	1,195,831
7.75%, 01/15/32	25	23,987
Magellan Midstream Partners LP
4.20%, 12/01/42 (Call 06/01/42)	200	153,205
4.20%, 03/15/45 (Call 09/15/44)	200	153,935
5.15%, 10/15/43 (Call 04/15/43)	250	213,158
ONEOK Partners LP
6.13%, 02/01/41 (Call 08/01/40)	565	415,081
6.20%, 09/15/43 (Call 03/15/43)	25	18,383
6.65%, 10/01/36	50	38,843
6.85%, 10/15/37	400	315,178
Plains All American Pipeline LP/PAA Finance Corp.
4.70%, 06/15/44 (Call 12/15/43)	250	164,894
4.90%, 02/15/45 (Call 08/15/44)	325	221,177
5.15%, 06/01/42 (Call 12/01/41)	470	323,491
6.65%, 01/15/37	350	284,002
Southern Natural Gas Co. LLC
8.00%, 03/01/32	12	11,272
Spectra Energy Capital LLC
7.50%, 09/15/38	251	248,041
Spectra Energy Partners LP
4.50%, 03/15/45 (Call 09/15/44)	250	201,349
5.95%, 09/25/43 (Call 03/25/43)	241	226,738
Sunoco Logistics Partners Operations LP
4.95%, 01/15/43 (Call 07/15/42)	750	523,028
5.30%, 04/01/44 (Call 10/01/43)	303	222,303
6.10%, 02/15/42	175	134,832
6.85%, 02/15/40	16	13,444

Security	Principal (000s)	Value
Texas Eastern Transmission LP
7.00%, 07/15/32	$296	$326,246
TransCanada PipeLines Ltd.
4.63%, 03/01/34 (Call 12/01/33)	655	596,338
5.00%, 10/16/43 (Call 04/16/43)[a]	330	306,252
5.60%, 03/31/34	100	99,324
5.85%, 03/15/36	100	95,905
6.10%, 06/01/40	74	73,901
6.20%, 10/15/37	384	384,434
7.25%, 08/15/38	536	600,922
7.63%, 01/15/39	1,025	1,186,950
Transcontinental Gas Pipe Line Co. LLC
4.45%, 08/01/42 (Call 02/01/42)	635	463,550
5.40%, 08/15/41 (Call 02/15/41)	26	20,930
Western Gas Partners LP
5.45%, 04/01/44 (Call 10/01/43)	150	99,000
Williams Partners LP
4.90%, 01/15/45 (Call 07/15/44)	495	329,175
5.40%, 03/04/44 (Call 09/04/43)	600	414,000
5.80%, 11/15/43 (Call 05/15/43)	50	35,500
6.30%, 04/15/40	200	150,000

		23,364,201
REAL ESTATE INVESTMENT TRUSTS — 0.61%
Brandywine Operating Partnership LP
4.55%, 10/01/29 (Call 07/01/29)	5	4,954
ERP Operating LP
4.50%, 07/01/44 (Call 01/01/44)	660	678,043
Federal Realty Investment Trust
4.50%, 12/01/44 (Call 06/01/44)	111	113,509
HCP Inc.
6.75%, 02/01/41 (Call 08/01/40)	230	250,085
Kilroy Realty LP
4.25%, 08/15/29 (Call 05/15/29)	14	14,225
Kimco Realty Corp.
4.25%, 04/01/45 (Call 10/01/44)	316	297,882
Omega Healthcare Investors Inc.
4.50%, 04/01/27 (Call 01/01/27)	302	288,237
Realty Income Corp.
4.13%, 10/15/26 (Call 07/15/26)	5	5,120
5.88%, 03/15/35	250	282,963
Simon Property Group LP
4.25%, 10/01/44 (Call 04/01/44)[a]	14	13,863

92	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 29, 2016

Security	Principal (000s)	Value
4.75%, 03/15/42 (Call 09/15/41)	$300	$316,970
6.75%, 02/01/40 (Call 11/01/39)	550	726,184
Ventas Realty LP
4.38%, 02/01/45 (Call 08/01/44)	467	421,963
5.70%, 09/30/43 (Call 03/30/43)	11	12,206
Welltower Inc.
5.13%, 03/15/43 (Call 09/15/42)	225	222,247
6.50%, 03/15/41 (Call 09/15/40)	187	217,328
Weyerhaeuser Co.
6.95%, 10/01/27	278	321,463
7.38%, 03/15/32	541	631,675

		4,818,917
RETAIL — 4.14%
Bed Bath & Beyond Inc.
4.92%, 08/01/34 (Call 02/01/34)	342	288,817
5.17%, 08/01/44 (Call 02/01/44)	175	139,026
CVS Health Corp.
4.88%, 07/20/35 (Call 01/20/35)	679	730,051
5.13%, 07/20/45 (Call 01/20/45)	1,981	2,204,135
5.30%, 12/05/43 (Call 06/05/43)	18	20,218
5.75%, 05/15/41 (Call 11/15/40)	11	12,660
6.13%, 09/15/39	746	907,322
6.25%, 06/01/27	471	564,264
Darden Restaurants Inc.
7.05%, 10/15/37	205	225,326
Home Depot Inc. (The)
4.20%, 04/01/43 (Call 10/01/42)	21	21,649
4.25%, 04/01/46 (Call 10/01/45)	1,050	1,093,450
4.40%, 03/15/45 (Call 09/15/44)	776	827,194
4.88%, 02/15/44 (Call 08/15/43)	411	463,209
5.40%, 09/15/40 (Call 03/15/40)	21	25,077
5.88%, 12/16/36	1,075	1,333,311
5.95%, 04/01/41 (Call 10/01/40)	1,013	1,290,481
Kohl’s Corp.
5.55%, 07/17/45 (Call 01/17/45)	105	90,649
Lowe’s Companies Inc.
4.38%, 09/15/45 (Call 03/15/45)	250	261,182
4.65%, 04/15/42 (Call 10/15/41)	439	472,705
5.00%, 09/15/43 (Call 03/15/43)	440	493,518
5.50%, 10/15/35	11	12,786
5.80%, 10/15/36	16	19,235
5.80%, 04/15/40 (Call 10/15/39)	411	498,424
6.65%, 09/15/37	161	211,898
6.88%, 02/15/28	650	857,466

Security	Principal (000s)	Value
Macy’s Retail Holdings Inc.
4.30%, 02/15/43 (Call 08/15/42)	$76	$54,042
4.50%, 12/15/34 (Call 06/15/34)	107	83,871
5.13%, 01/15/42 (Call 07/15/41)	236	187,920
6.38%, 03/15/37[a]	213	200,456
6.70%, 07/15/34[a]	255	249,455
6.90%, 04/01/29	600	657,508
6.90%, 01/15/32	12	13,147
McDonald’s Corp.
3.63%, 05/01/43	11	9,438
3.70%, 02/15/42	518	452,060
4.60%, 05/26/45 (Call 11/26/44)	311	311,488
4.70%, 12/09/35 (Call 06/09/35)	100	103,473
4.88%, 12/09/45 (Call 06/09/45)[a]	1,521	1,592,911
5.70%, 02/01/39	50	56,138
6.30%, 10/15/37	360	428,890
6.30%, 03/01/38	365	435,561
Nordstrom Inc.
5.00%, 01/15/44 (Call 07/15/43)	277	260,742
6.95%, 03/15/28	180	216,148
QVC Inc.
5.45%, 08/15/34 (Call 02/15/34)	418	344,305
Starbucks Corp.
4.30%, 06/15/45 (Call 12/15/44)	217	233,508
Target Corp.
4.00%, 07/01/42	1,071	1,081,477
6.35%, 11/01/32	9	11,555
6.50%, 10/15/37	911	1,206,781
Tiffany & Co.
4.90%, 10/01/44 (Call 04/01/44)	83	76,876
Wal-Mart Stores Inc.
4.00%, 04/11/43 (Call 10/11/42)[a]	1,061	1,064,477
4.30%, 04/22/44 (Call 10/22/43)[a]	942	992,264
4.75%, 10/02/43 (Call 04/02/43)	16	17,748
4.88%, 07/08/40	168	187,106
5.00%, 10/25/40	348	393,961
5.25%, 09/01/35	1,265	1,487,214
5.63%, 04/01/40	16	19,379
5.63%, 04/15/41	289	354,082
5.88%, 04/05/27	21	26,454
6.20%, 04/15/38	1,914	2,449,025
6.50%, 08/15/37	1,764	2,322,087
7.55%, 02/15/30	533	765,197

SCHEDULE OF INVESTMENTS	93

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 29, 2016

Security	Principal (000s)	Value
Walgreen Co.
4.40%, 09/15/42	$125	$107,325
Walgreens Boots Alliance Inc.
4.50%, 11/18/34 (Call 05/18/34)	226	204,445
4.80%, 11/18/44 (Call 05/18/44)	919	831,530

		32,554,097
SEMICONDUCTORS — 0.65%
Analog Devices Inc.
5.30%, 12/15/45 (Call 06/15/45)	87	92,098
Applied Materials Inc.
5.10%, 10/01/35 (Call 04/01/35)	420	436,698
5.85%, 06/15/41	311	349,175
Intel Corp.
4.00%, 12/15/32	386	393,587
4.25%, 12/15/42	21	20,834
4.80%, 10/01/41	1,030	1,097,824
4.90%, 07/29/45 (Call 01/29/45)	1,201	1,300,781
KLA-Tencor Corp.
5.65%, 11/01/34 (Call 07/01/34)	215	206,372
QUALCOMM Inc.
4.65%, 05/20/35 (Call 11/20/34)	526	493,519
4.80%, 05/20/45 (Call 11/20/44)	760	687,138

		5,078,026
SOFTWARE — 1.81%
Microsoft Corp.
3.50%, 02/12/35 (Call 08/12/34)	758	729,487
3.50%, 11/15/42	350	320,905
3.75%, 05/01/43 (Call 11/01/42)	373	357,042
3.75%, 02/12/45 (Call 08/12/44)	178	171,006
4.00%, 02/12/55 (Call 08/12/54)	1,523	1,420,735
4.20%, 11/03/35 (Call 05/03/35)	521	541,963
4.45%, 11/03/45 (Call 05/03/45)	1,201	1,278,518
4.50%, 10/01/40	404	432,143
4.75%, 11/03/55 (Call 05/03/55)	371	392,265
4.88%, 12/15/43 (Call 06/15/43)[a]	504	566,896
5.20%, 06/01/39	322	375,292
5.30%, 02/08/41	623	735,822
Oracle Corp.
3.25%, 05/15/30 (Call 02/15/30)[a]	1,336	1,303,026
3.90%, 05/15/35 (Call 11/15/34)	750	726,305
4.13%, 05/15/45 (Call 11/15/44)	350	341,573
4.30%, 07/08/34 (Call 01/08/34)	1,382	1,407,946
4.38%, 05/15/55 (Call 11/15/54)	264	252,794

Security	Principal (000s)	Value
4.50%, 07/08/44 (Call 01/08/44)	$717	$736,611
5.38%, 07/15/40	819	929,673
6.13%, 07/08/39	996	1,226,765

		14,246,767
TELECOMMUNICATIONS — 7.58%
Alltel Corp.
7.88%, 07/01/32[a]	190	235,621
America Movil SAB de CV
4.38%, 07/16/42[a]	643	595,110
6.13%, 11/15/37	125	137,913
6.13%, 03/30/40	1,321	1,472,124
6.38%, 03/01/35	145	164,281
AT&T Corp.
8.25%, 11/15/31	945	1,322,228
AT&T Inc.
4.30%, 12/15/42 (Call 06/15/42)	501	427,191
4.35%, 06/15/45 (Call 12/15/44)	729	622,698
4.50%, 05/15/35 (Call 11/15/34)	1,185	1,091,720
4.75%, 05/15/46 (Call 11/15/45)	1,195	1,084,824
4.80%, 06/15/44 (Call 12/15/43)	2,070	1,882,511
5.35%, 09/01/40	1,025	1,000,442
5.55%, 08/15/41	307	306,587
5.65%, 02/15/47 (Call 08/15/46)	250	258,145
6.15%, 09/15/34	667	740,969
6.30%, 01/15/38	2,328	2,513,476
6.40%, 05/15/38	350	380,154
6.45%, 06/15/34	560	620,142
6.50%, 09/01/37[a]	376	417,008
6.55%, 02/15/39	606	673,995
AT&T Mobility LLC
7.13%, 12/15/31	400	494,941
BellSouth Capital Funding Corp.
7.88%, 02/15/30	36	42,729
BellSouth LLC
6.55%, 06/15/34	261	284,105
6.88%, 10/15/31	311	366,550
BellSouth Telecommunications LLC
6.38%, 06/01/28[a]	200	218,393
British Telecommunications PLC
9.63%, 12/15/30	1,441	2,075,830
Cisco Systems Inc.
5.50%, 01/15/40	1,591	1,895,492
5.90%, 02/15/39	549	679,130

94	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 29, 2016

Security	Principal (000s)	Value
Corning Inc.
4.70%, 03/15/37[a]	$75	$72,472
4.75%, 03/15/42	341	325,802
5.75%, 08/15/40	148	157,916
7.25%, 08/15/36 (Call 08/15/26)	205	238,717
Deutsche Telekom International Finance BV
8.75%, 06/15/30	1,580	2,211,461
9.25%, 06/01/32	219	324,546
Embarq Corp.
8.00%, 06/01/36	556	533,760
GTE Corp.
6.94%, 04/15/28	214	256,992
Harris Corp.
4.85%, 04/27/35 (Call 10/27/34)	242	245,385
5.05%, 04/27/45 (Call 10/27/44)	150	153,768
6.15%, 12/15/40	105	119,924
Juniper Networks Inc.
5.95%, 03/15/41	275	243,766
Koninklijke KPN NV
8.38%, 10/01/30	426	555,753
Motorola Solutions Inc.
5.50%, 09/01/44	266	196,194
New Cingular Wireless Services Inc.
8.75%, 03/01/31	576	814,129
Orange SA
5.38%, 01/13/42	271	289,341
5.50%, 02/06/44 (Call 08/06/43)[a]	716	782,733
9.00%, 03/01/31	1,155	1,609,557
Pacific Bell Telephone Co.
7.13%, 03/15/26	675	835,903
Qwest Corp.
6.88%, 09/15/33 (Call 03/31/16)	680	625,600
7.13%, 11/15/43 (Call 03/31/16)[a]	343	325,850
7.25%, 10/15/35 (Call 03/31/16)	11	10,684
Rogers Communications Inc.
4.50%, 03/15/43 (Call 09/15/42)	150	141,925
5.00%, 03/15/44 (Call 09/15/43)	620	631,219
5.45%, 10/01/43 (Call 04/01/43)	21	22,855
7.50%, 08/15/38	455	591,982
Telefonica Emisiones SAU
7.05%, 06/20/36	1,075	1,276,536
Telefonica Europe BV
8.25%, 09/15/30	587	761,599

Security	Principal (000s)	Value
Verizon Communications Inc.
3.85%, 11/01/42 (Call 05/01/42)	$476	$398,930
4.27%, 01/15/36[a]	500	458,018
4.40%, 11/01/34 (Call 05/01/34)	2,089	1,957,272
4.75%, 11/01/41	265	251,437
4.86%, 08/21/46	2,512	2,435,214
5.01%, 08/21/54	3,277	3,027,279
5.05%, 03/15/34 (Call 12/15/33)	1,101	1,107,485
5.85%, 09/15/35	580	628,901
6.00%, 04/01/41	373	415,109
6.25%, 04/01/37	16	18,315
6.40%, 09/15/33	800	928,776
6.40%, 02/15/38	401	461,834
6.55%, 09/15/43	3,996	4,841,551
6.90%, 04/15/38	800	971,501
7.35%, 04/01/39	211	265,244
7.75%, 12/01/30	990	1,319,772
7.75%, 06/15/32	461	568,216
Verizon Florida LLC Series E
6.86%, 02/01/28[a]	550	514,691
Verizon Maryland LLC Series B
5.13%, 06/15/33[a]	426	434,078
Verizon New York Inc. Series B
7.38%, 04/01/32	11	12,534
Vodafone Group PLC
4.38%, 02/19/43	320	265,404
6.15%, 02/27/37	1,041	1,070,851
6.25%, 11/30/32	461	465,256
7.88%, 02/15/30	302	356,861

		59,535,207
TEXTILES — 0.05%
Cintas Corp. No. 2
6.15%, 08/15/36	332	401,740

		401,740
TOYS, GAMES & HOBBIES — 0.09%
Hasbro Inc.
5.10%, 05/15/44 (Call 11/15/43)	151	144,261
6.35%, 03/15/40	315	350,024
Mattel Inc.
5.45%, 11/01/41 (Call 05/01/41)	175	172,377
6.20%, 10/01/40	11	11,783

		678,445

SCHEDULE OF INVESTMENTS	95

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 29, 2016

Security	Principal (000s)	Value
TRANSPORTATION — 2.83%
Burlington Northern Santa Fe LLC
4.15%, 04/01/45 (Call 10/01/44)	$523	$508,365
4.38%, 09/01/42 (Call 03/01/42)	357	357,844
4.40%, 03/15/42 (Call 09/15/41)	313	314,926
4.45%, 03/15/43 (Call 09/15/42)	11	11,155
4.55%, 09/01/44 (Call 03/01/44)	357	367,339
4.70%, 09/01/45 (Call 03/01/45)	461	486,681
4.90%, 04/01/44 (Call 10/01/43)	1,281	1,380,615
4.95%, 09/15/41 (Call 03/15/41)	14	15,029
5.05%, 03/01/41 (Call 09/01/40)	26	28,273
5.15%, 09/01/43 (Call 03/01/43)	173	191,929
5.40%, 06/01/41 (Call 12/01/40)	270	306,480
5.75%, 05/01/40 (Call 11/01/39)	466	549,524
6.15%, 05/01/37	161	196,263
6.20%, 08/15/36	350	427,423
Canadian National Railway Co.
3.50%, 11/15/42 (Call 05/15/42)	170	159,049
4.50%, 11/07/43 (Call 05/07/43)	255	278,694
6.20%, 06/01/36	170	221,287
6.25%, 08/01/34	111	142,991
6.38%, 11/15/37	181	240,752
6.90%, 07/15/28	490	673,930
Canadian Pacific Railway Co.
3.70%, 02/01/26 (Call 11/01/25)	575	579,604
4.80%, 09/15/35 (Call 03/15/35)	114	114,853
4.80%, 08/01/45 (Call 02/01/45)[a]	100	99,845
5.75%, 03/15/33	7	7,751
5.75%, 01/15/42	261	290,863
5.95%, 05/15/37	16	18,063
6.13%, 09/15/15 (Call 03/15/15)	6	6,218
7.13%, 10/15/31	440	558,744
CSX Corp.
3.95%, 05/01/50 (Call 11/01/49)	300	255,597
4.10%, 03/15/44 (Call 09/15/43)	922	848,443
4.40%, 03/01/43 (Call 09/01/42)	137	131,160
4.50%, 08/01/54 (Call 02/01/54)	389	355,937
4.75%, 05/30/42 (Call 11/30/41)	352	353,555
5.50%, 04/15/41 (Call 10/15/40)	70	76,925
6.00%, 10/01/36	246	283,276
6.15%, 05/01/37	25	29,343
6.22%, 04/30/40	105	124,334
FedEx Corp.
3.88%, 08/01/42	209	182,496

Security	Principal (000s)	Value
3.90%, 02/01/35	$936	$851,613
4.10%, 04/15/43	2	1,811
4.10%, 02/01/45	261	235,615
4.50%, 02/01/65	86	76,326
4.75%, 11/15/45 (Call 05/15/45)	645	644,968
4.90%, 01/15/34	338	347,760
5.10%, 01/15/44	166	171,787
Kansas City Southern
4.30%, 05/15/43 (Call 11/15/42)[b]	100	91,598
4.95%, 08/15/45 (Call 02/15/45)[b]	496	499,059
Norfolk Southern Corp.
4.45%, 06/15/45 (Call 12/15/44)	441	424,230
4.65%, 01/15/46 (Call 07/15/45)	605	599,111
4.80%, 08/15/43 (Call 02/15/43)	899	908,550
4.84%, 10/01/41	479	486,561
6.00%, 03/15/05	11	11,801
6.00%, 05/23/11	436	467,790
NorthWestern Corp.
4.18%, 11/15/44 (Call 05/15/44)	161	169,697
Union Pacific Corp.
3.38%, 02/01/35 (Call 08/01/34)	516	477,384
3.88%, 02/01/55 (Call 08/01/54)	725	650,692
4.05%, 11/15/45 (Call 05/15/45)[a]	381	377,093
4.05%, 03/01/46 (Call 09/01/45)	170	169,422
4.15%, 01/15/45 (Call 07/15/44)	75	75,375
4.30%, 06/15/42 (Call 12/15/41)	259	263,875
4.38%, 11/15/65 (Call 05/15/65)	6	5,670
4.75%, 09/15/41 (Call 03/15/41)	8	8,665
4.75%, 12/15/43 (Call 06/15/43)	100	108,711
4.82%, 02/01/44 (Call 08/01/43)	570	626,336
4.85%, 06/15/44 (Call 12/15/43)	14	15,459
6.63%, 02/01/29	307	411,277
United Parcel Service Inc.
3.63%, 10/01/42	5	4,904
4.88%, 11/15/40 (Call 05/15/40)	530	610,475
6.20%, 01/15/38	838	1,103,609
United Parcel Service of America Inc.
8.38%, 04/01/30[d]	114	166,546

		22,239,326
TRUCKING & LEASING — 0.04%
GATX Corp.
5.20%, 03/15/44 (Call 09/15/43)	300	293,082

		293,082

96	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 29, 2016

Security	Principal (000s)	Value
WATER — 0.20%
American Water Capital Corp.
4.30%, 12/01/42 (Call 06/01/42)	$16	$16,964
4.30%, 09/01/45 (Call 03/01/45)[a]	500	531,873
6.59%, 10/15/37	239	326,851
United Utilities PLC
6.88%, 08/15/28	300	341,456
Veolia Environnement SA
6.75%, 06/01/38	250	321,880

		1,539,024

TOTAL CORPORATE BONDS & NOTES (Cost: $689,319,216)		645,987,939

FOREIGN GOVERNMENT OBLIGATIONS[e] — 6.65%

CANADA — 0.15%
Province of Quebec Canada
7.50%, 09/15/29	800	1,206,260

		1,206,260
CHILE — 0.05%
Chile Government International Bond
3.63%, 10/30/42[a]	450	411,434

		411,434
COLOMBIA — 0.56%
Colombia Government International Bond
5.00%, 06/15/45 (Call 12/15/44)	400	337,393
5.63%, 02/26/44 (Call 08/26/43)	2,400	2,179,483
6.13%, 01/18/41	950	911,946
7.38%, 09/18/37[a]	900	979,585

		4,408,407
ISRAEL — 0.06%
Israel Government International Bond
4.50%, 01/30/43	400	430,520

		430,520
ITALY — 0.15%
Italy Government International Bond
5.38%, 06/15/33[a]	967	1,142,942

		1,142,942
MEXICO — 1.32%
Mexico Government International Bond
4.60%, 01/23/46	1,350	1,247,008

Security	Principal (000s)	Value
4.75%, 03/08/44	$1,890	$1,781,245
5.55%, 01/21/45	550	576,914
5.75%, 10/12/49	2,030	1,958,693
6.05%, 01/11/40	1,570	1,753,493
6.75%, 09/27/34	1,075	1,330,736
7.50%, 04/08/33	477	634,794
8.30%, 08/15/31	755	1,113,160

		10,396,043
PANAMA — 0.41%
Panama Government International Bond
6.70%, 01/26/36	1,230	1,526,148
7.13%, 01/29/26[a]	500	638,056
9.38%, 04/01/29	730	1,080,716

		3,244,920
PERU — 0.51%
Peruvian Government International Bond
4.13%, 08/25/27[a]	700	716,337
5.63%, 11/18/50	1,275	1,370,249
6.55%, 03/14/37[a]	495	592,065
8.75%, 11/21/33[a]	900	1,296,304

		3,974,955
PHILIPPINES — 1.11%
Philippine Government International Bond
3.95%, 01/20/40	1,000	1,070,000
5.00%, 01/13/37[a]	1,600	1,950,000
5.50%, 03/30/26	1,400	1,704,500
6.38%, 01/15/32	1,400	1,870,750
6.38%, 10/23/34	800	1,102,000
7.75%, 01/14/31	200	296,250
9.50%, 02/02/30	450	741,938

		8,735,438
SOUTH AFRICA — 0.12%
South Africa Government International Bond
5.38%, 07/24/44[a]	800	740,000
6.25%, 03/08/41	200	205,676

		945,676
SOUTH KOREA — 0.17%
Export-Import Bank of Korea
3.25%, 08/12/26	450	468,591

SCHEDULE OF INVESTMENTS	97

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 29, 2016

Security	Principal (000s)	Value
Korea International Bond
4.13%, 06/10/44[a]	$700	$853,963

		1,322,554
SUPRANATIONAL — 0.38%
Asian Development Bank
5.82%, 06/16/28	310	411,796
European Investment Bank
4.88%, 02/15/36	715	939,199
Inter-American Development Bank
3.20%, 08/07/42	335	348,049
3.88%, 10/28/41	395	460,742
4.38%, 01/24/44	200	252,778
International Bank for Reconstruction & Development
4.75%, 02/15/35	460	593,119

		3,005,683
TURKEY — 1.20%
Turkey Government International Bond
4.88%, 04/16/43	500	439,735
6.63%, 02/17/45	2,600	2,924,792
6.75%, 05/30/40	600	669,186
6.88%, 03/17/36	1,150	1,292,646
7.25%, 03/05/38	800	939,544
8.00%, 02/14/34[a]	1,500	1,881,540
11.88%, 01/15/30	780	1,289,699

		9,437,142
URUGUAY — 0.46%
Uruguay Government International Bond
4.13%, 11/20/45	300	245,550
4.38%, 10/27/27	900	902,250
5.10%, 06/18/50[a]	1,500	1,350,000
7.63%, 03/21/36[a]	865	1,078,223

		3,576,023

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $54,642,503)		52,237,997

MUNICIPAL DEBT OBLIGATIONS — 8.58%

CALIFORNIA — 2.76%
Alameda County Joint Powers Authority RB BAB
7.05%, 12/01/44	135	189,529

Security	Principal (000s)	Value
Bay Area Toll Authority RB BAB
6.26%, 04/01/49	$550	$768,377
Series S1
6.79%, 04/01/30	250	321,648
7.04%, 04/01/50	750	1,089,435
California State Public Works Board RB BAB Series G-2
8.36%, 10/01/34	360	538,726
City of Los Angeles Department of Airports RB BAB
6.58%, 05/15/39	280	373,727
City of San Francisco CA Public Utilities Commission Water Revenue RB BAB
6.95%, 11/01/50	360	514,847
County of Sonoma CA RB Series A
6.00%, 12/01/29 (GTD)	300	368,973
East Bay Municipal Utility District Water System Revenue RB BAB Series B
5.87%, 06/01/40	330	432,175
Los Angeles Community College District/CA GO BAB
6.75%, 08/01/49	500	727,855
Los Angeles County Metropolitan Transportation Authority RB BAB Series A
5.74%, 06/01/39	400	511,768
Los Angeles County Public Works Financing Authority RB BAB
7.62%, 08/01/40	350	514,419
Los Angeles Department of Water & Power RB BAB
6.57%, 07/01/45	500	704,330
6.60%, 07/01/50	300	428,631
Los Angeles Unified School District/CA GO BAB
5.75%, 07/01/34	800	997,872
6.76%, 07/01/34	550	754,688

98	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 29, 2016

Security	Principal (000s)	Value
Regents of the University of California Medical Center Pooled Revenue RB BAB
6.55%, 05/15/48	$450	$611,604
San Diego County Regional Transportation Commission RB BAB
5.91%, 04/01/48	300	403,599
San Diego County Water Authority Financing Corp. RB BAB
6.14%, 05/01/49	400	538,384
State of California GO BAB
7.30%, 10/01/39	820	1,167,377
7.35%, 11/01/39	700	1,003,884
7.50%, 04/01/34	2,450	3,515,529
7.55%, 04/01/39	900	1,335,888
7.60%, 11/01/40	600	905,502
7.95%, 03/01/36 (Call 03/01/20)	600	723,546
University of California RB
Series AD
4.86%, 05/15/12	380	389,846
Series AN
4.77%, 05/15/44 (Call 05/15/24)	650	680,543
University of California RB BAB
5.77%, 05/15/43	200	255,526
5.95%, 05/15/45	700	889,378

		21,657,606
COLORADO — 0.13%
Colorado Bridge Enterprise RB BAB Series A
6.08%, 12/01/40	300	392,493
Denver City & County School District No. 1 COP Series B
7.02%, 12/15/37	435	599,043

		991,536
CONNECTICUT — 0.17%
State of Connecticut GO Series A
5.85%, 03/15/32	200	247,988

Security	Principal (000s)	Value
State of Connecticut GO BAB
5.09%, 10/01/30	$200	$231,622
5.63%, 12/01/29	720	862,870

		1,342,480
DISTRICT OF COLUMBIA — 0.03%
District of Columbia Water & Sewer Authority RB
4.81%, 10/01/14	200	212,662

		212,662
GEORGIA — 0.19%
Municipal Electric Authority of Georgia RB BAB
Project J, Series 2010A
6.64%, 04/01/57	250	303,585
Project P, Series 2010A
7.06%, 04/01/57	1,025	1,205,687

		1,509,272
ILLINOIS — 0.96%
Chicago Transit Authority RB
Series A
6.90%, 12/01/40	650	769,249
Series B
6.90%, 12/01/40	225	266,681
Chicago Transit Authority RB BAB Series B
6.20%, 12/01/40	120	133,621
City of Chicago IL GO Series C
7.78%, 01/01/35	810	878,623
County of Cook IL GO BAB
6.23%, 11/15/34	100	109,769
Illinois State Toll Highway Authority RB BAB
6.18%, 01/01/34	580	752,324
Metropolitan Water Reclamation District of Greater Chicago GOL BAB
5.72%, 12/01/38	500	605,575
State of Illinois GO
5.10%, 06/01/33[a]	3,265	3,035,503
5.65%, 12/01/38	725	703,504

SCHEDULE OF INVESTMENTS	99

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 29, 2016

Security	Principal (000s)	Value
State of Illinois GO BAB Series 3
6.73%, 04/01/35	$300	$328,692

		7,583,541
KANSAS — 0.04%
State of Kansas Department of Transportation RB BAB
4.60%, 09/01/35	300	340,014

		340,014
KENTUCKY — 0.02%
Louisville & Jefferson County Metropolitan Sewer District RB BAB
6.25%, 05/15/43	145	190,732

		190,732
MARYLAND — 0.03%
Maryland State Transportation Authority RB BAB
5.89%, 07/01/43	200	257,154

		257,154
MASSACHUSETTS — 0.37%
Commonwealth of Massachusetts GOL BAB
4.91%, 05/01/29	240	289,814
Series E
5.46%, 12/01/39	745	950,747
Commonwealth of Massachusetts Transportation Fund Revenue RB BAB Series A
5.73%, 06/01/40	300	386,178
Massachusetts Clean Water Trust (The) RB BAB Series B
5.19%, 08/01/40	550	668,844
Massachusetts School Building Authority RB BAB
5.72%, 08/15/39	450	577,287

		2,872,870
MISSOURI — 0.15%
Missouri Highway & Transportation Commission RB BAB
5.45%, 05/01/33	500	615,170

Security	Principal (000s)	Value
University of Missouri RB BAB
5.79%, 11/01/41	$400	$542,100

		1,157,270
NEW JERSEY — 0.57%
New Jersey Economic Development Authority RB Series A
7.43%, 02/15/29 (NPFGC)	675	808,684
New Jersey State Turnpike Authority RB BAB
7.10%, 01/01/41	1,275	1,815,524
Series F
7.41%, 01/01/40	250	368,180
New Jersey Transportation Trust Fund Authority RB BAB Series C
5.75%, 12/15/28	1,020	1,065,971
Rutgers The State University of New Jersey RB BAB
5.67%, 05/01/40	350	430,339

		4,488,698
NEW YORK — 1.45%
City of New York NY GO BAB
5.85%, 06/01/40	330	429,172
5.99%, 12/01/36	145	185,425
6.27%, 12/01/37	625	844,325
Housing Development Corp./NY RB
3.71%, 02/15/48	500	532,945
Metropolitan Transportation Authority RB BAB
6.09%, 11/15/40	250	330,080
6.67%, 11/15/39	385	519,192
Series A
5.87%, 11/15/39	100	122,540
Series B
6.65%, 11/15/39	100	133,374
Series C-1
6.69%, 11/15/40	275	378,158
Series E
6.81%, 11/15/40	450	627,349
New York City Transitional Finance Authority Future Tax Secured Revenue RB
5.27%, 05/01/27	500	596,875

100	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 29, 2016

Security	Principal (000s)	Value
New York City Transitional Finance Authority Future Tax Secured Revenue RB BAB
5.51%, 08/01/37	$200	$248,716
5.57%, 11/01/38	250	311,865
New York City Water & Sewer System RB BAB
5.44%, 06/15/43	475	596,956
5.75%, 06/15/41	275	360,220
5.88%, 06/15/44	350	468,157
6.01%, 06/15/42	200	270,410
New York State Dormitory Authority RB BAB
5.39%, 03/15/40	625	785,462
5.50%, 03/15/30	200	244,988
5.63%, 03/15/39	200	248,538
Port Authority of New York & New Jersey RB
4.46%, 10/01/62	835	845,638
4.82%, 06/01/45 (Call 06/01/25)	100	105,017
4.93%, 10/01/51	750	837,862
Series 182
5.31%, 08/01/46 (Call 08/01/24)	1,250	1,345,287

		11,368,551
OHIO — 0.31%
American Municipal Power Inc. RB BAB
7.50%, 02/15/50	570	799,453
8.08%, 02/15/50	500	761,705
Ohio State University (The) RB Series A
4.80%, 06/01/11	200	208,112
Ohio State University (The) RB BAB
4.91%, 06/01/40	550	648,483

		2,417,753
OREGON — 0.15%
Oregon School Boards Association GOL
Series B
5.55%, 06/30/28 (NPFGC)	250	299,342
5.68%, 06/30/28 (NPFGC)	500	619,995

Security	Principal (000s)	Value
State of Oregon Department of Transportation RB BAB Series 2010A
5.83%, 11/15/34	$175	$230,764

		1,150,101
PENNSYLVANIA — 0.14%
Commonwealth of Pennsylvania GO BAB
5.45%, 02/15/30	300	357,219
Series B
4.65%, 02/15/26	100	112,730
Pennsylvania Turnpike Commission RB BAB Series B
5.56%, 12/01/49	480	601,550

		1,071,499
TEXAS — 0.90%
City of Houston TX Combined Utility System Revenue RB Series B
3.83%, 05/15/28	300	327,144
City of Houston TX GOL Series A
6.29%, 03/01/32	400	496,152
City Public Service Board of San Antonio TX RB BAB
5.81%, 02/01/41	550	710,562
Dallas Area Rapid Transit RB BAB
6.00%, 12/01/44	425	589,207
Dallas Convention Center Hotel Development Corp. RB BAB
7.09%, 01/01/42	340	455,233
Dallas County Hospital District GOL BAB Series C
5.62%, 08/15/44	150	185,898
Dallas Independent School District GO BAB
6.45%, 02/15/35 (Call 02/15/21) (PSF)	550	655,710
North Texas Tollway Authority RB BAB
8.91%, 02/01/30 (Call 02/01/20)	550	665,561

SCHEDULE OF INVESTMENTS	101

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 29, 2016

Security	Principal or Shares (000s)	Value
State of Texas GO BAB
5.52%, 04/01/39	$425	$557,281
Series A
4.63%, 04/01/33	500	568,880
4.68%, 04/01/40	100	117,073
Texas Transportation Commission State Highway Fund RB BAB Series B
5.18%, 04/01/30	825	1,008,232
University of Texas System (The) RB BAB
Series B
6.28%, 08/15/41 (Call 08/15/19)	370	421,278
Series D
5.13%, 08/15/42	250	310,678

		7,068,889
UTAH — 0.05%
Utah Transit Authority RB BAB Series B
5.94%, 06/15/39	300	397,155

		397,155
VIRGINIA — 0.05%
University of Virginia RB BAB
6.20%, 09/01/39	300	430,296

		430,296
WASHINGTON — 0.11%
Central Puget Sound Regional Transit Authority RB BAB
5.49%, 11/01/39	150	194,003
State of Washington GO BAB
5.14%, 08/01/40	550	685,267

		879,270

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost: $67,093,989)		67,387,349

SHORT-TERM INVESTMENTS — 8.25%

MONEY MARKET FUNDS — 8.25%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.50%[f,g,h]	45,983	45,982,563
BlackRock Cash Funds: Prime, SL Agency Shares
0.49%[f,g,h]	4,073	4,072,556

Security	Shares (000s)	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[f,g]	14,782	$14,782,171

		64,837,290

TOTAL SHORT-TERM INVESTMENTS
(Cost: $64,837,290)		64,837,290

TOTAL INVESTMENTS IN SECURITIES — 105.72% (Cost: $875,892,998)		830,450,575
Other Assets, Less Liabilities — (5.72)%		(44,902,658)

NET ASSETS — 100.00%		$785,547,917

BAB  —  Build America Bond

COP  —  Certificates of Participation

GO  —  General Obligation

GOL  —  General Obligation Limited

GTD  —  Guaranteed by the Commonwealth, County or State

PSF  —  Permanent School Fund

RB  —  Revenue Bond

Insured by:

NPFGC  —  National Public Finance Guarantee Corp.

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Variable rate security. Rate shown is as of report date.
[d]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[e]	Investments are denominated in U.S. dollars.
[f]	Affiliated issuer. See Note 2.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

102	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

iSHARES® 10+ YEAR CREDIT BOND ETF

February 29, 2016

ASSETS
Investments, at cost:
Unaffiliated	$811,055,708
Affiliated (Note 2)	64,837,290

Total cost of investments	$875,892,998

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$765,613,285
Affiliated (Note 2)	64,837,290

Total fair value of investments	830,450,575
Receivables:
Investment securities sold	2,866,416
Due from custodian (Note 4)	598,991
Interest	10,551,259

Total Assets	844,467,241

LIABILITIES
Payables:
Investment securities purchased	8,743,621
Collateral for securities on loan (Note 1)	50,055,119
Investment advisory fees (Note 2)	120,584

Total Liabilities	58,919,324

NET ASSETS	$785,547,917

Net assets consist of:
Paid-in capital	$839,498,015
Undistributed net investment income	2,730,710
Accumulated net realized loss	(11,238,385)
Net unrealized depreciation	(45,442,423)

NET ASSETS	$785,547,917

Shares outstanding[b]	13,900,000

Net asset value per share	$56.51

[a]	Securities on loan with a value of $48,524,688. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	103

Statement of Operations

iSHARES® 10+ YEAR CREDIT BOND ETF

Year ended February 29, 2016

NET INVESTMENT INCOME
Interest — unaffiliated	$36,162,288
Interest — affiliated (Note 2)	10,248
Securities lending income — affiliated — net (Note 2)	106,050

Total investment income	36,278,586

EXPENSES
Investment advisory fees (Note 2)	1,577,656

Total expenses	1,577,656

Net investment income	34,700,930

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(10,263,816)
Investments — affiliated (Note 2)	6,566
In-kind redemptions — unaffiliated	(3,001,580)

Net realized loss	(13,258,830)

Net change in unrealized appreciation/depreciation	(71,068,547)

Net realized and unrealized loss	(84,327,377)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(49,626,447)

See notes to financial statements.

104	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® 10+ YEAR CREDIT BOND ETF

	Year ended February 29, 2016	Year ended February 28, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$34,700,930	$22,474,702
Net realized gain (loss)	(13,258,830)	6,029,769
Net change in unrealized appreciation/depreciation	(71,068,547)	32,857,194

Net increase (decrease) in net assets resulting from operations	(49,626,447)	61,361,665

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(34,627,351)	(20,884,615)

Total distributions to shareholders	(34,627,351)	(20,884,615)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	256,417,622	637,059,987
Cost of shares redeemed	(236,992,062)	(110,709,066)

Net increase in net assets from capital share transactions	19,425,560	526,350,921

INCREASE (DECREASE) IN NET ASSETS	(64,828,238)	566,827,971

NET ASSETS
Beginning of year	850,376,155	283,548,184

End of year	$785,547,917	$850,376,155

Undistributed net investment income included in net assets at end of year	$2,730,710	$2,657,131

SHARES ISSUED AND REDEEMED
Shares sold	4,400,000	10,500,000
Shares redeemed	(4,100,000)	(1,800,000)

Net increase in shares outstanding	300,000	8,700,000

See notes to financial statements.

FINANCIAL STATEMENTS	105

Financial Highlights

iSHARES® 10+ YEAR CREDIT BOND ETF

(For a share outstanding throughout each period)

	Year ended Feb. 29, 2016	Year ended Feb. 28, 2015	Year ended Feb. 28, 2014	Year ended Feb. 28, 2013	Year ended Feb. 29, 2012
Net asset value, beginning of year	$62.53	$57.87	$61.05	$59.51	$52.53

Income from investment operations:
Net investment income[a]	2.55	2.59	2.68	2.65	2.72
Net realized and unrealized gain (loss)[b]	(6.02)	4.59	(3.03)	1.59	6.88

Total from investment operations	(3.47)	7.18	(0.35)	4.24	9.60

Less distributions from:
Net investment income	(2.55)	(2.52)	(2.74)	(2.70)	(2.62)
Net realized gain	—	—	(0.09)	—	—

Total distributions	(2.55)	(2.52)	(2.83)	(2.70)	(2.62)

Net asset value, end of year	$56.51	$62.53	$57.87	$61.05	$59.51

Total return	(5.53)%	12.64%	(0.41)%[c]	7.22%	18.81%

Ratios/Supplemental data:
Net assets, end of year (000s)	$785,548	$850,376	$283,548	$421,254	$196,391
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	4.40%	4.28%	4.67%	4.33%	4.79%
Portfolio turnover rate[d]	11%	23%	12%	10%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Includes payment from an affiliate. Not including these proceeds, the Fund’s total return would have been -0.43%.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

106	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® 10+ YEAR CREDIT BOND ETF

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
10+ Year Credit Bond	Diversified

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

NOTES TO FINANCIAL STATEMENTS	107

Notes to Financial Statements (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

108	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

The following table summarizes the value of each of the Fund’s investments according to the fair value hierarchy as of February 29, 2016. The breakdown of the Fund’s investments into major categories is disclosed in its schedule of investments.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate Bonds & Notes	$—	$645,987,939	$—	$645,987,939
Foreign Government Obligations	—	52,237,997	—	52,237,997
Municipal Debt Obligations	—	67,387,349	—	67,387,349
Money Market Funds	64,837,290	—	—	64,837,290

Total	$64,837,290	$765,613,285	$—	$830,450,575

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Fund. Any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates. As of February 29, 2016, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedule of investments. The securities on loan for the Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of February 29, 2016 and the total value of the related collateral are disclosed in the statement of assets and liabilities. Income earned by the Fund from securities lending is disclosed in the statement of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by

NOTES TO FINANCIAL STATEMENTS	109

Notes to Financial Statements (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of February 29, 2016:

Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
BNP Paribas Prime Brokerage Inc.	$680,662	$680,662	$—
Citigroup Global Markets Inc.	10,247,423	10,247,423	—
Credit Suisse Securities (USA) LLC	2,877,981	2,877,981	—
Deutsche Bank Securities Inc.	3,177,766	3,177,766	—
Goldman Sachs & Co.	11,975,533	11,975,533	—
HSBC Securities (USA) Inc.	1,084,520	1,084,520	—
JPMorgan Clearing Corp.	4,169,192	4,169,192	—
Merrill Lynch, Pierce, Fenner & Smith	4,139,725	4,139,725	—
Morgan Stanley & Co. LLC	4,187,080	4,187,080	—
SG Americas Securities LLC	451,483	451,483	—
Wells Fargo Securities LLC	5,533,323	5,533,323	—

	$48,524,688	$48,524,688	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received was in excess of the market value of securities loaned at year end and is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.20% based on the average daily net assets of the Fund.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA,

110	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, the Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended February 29, 2016, the Fund paid to BTC securities lending agent services and collateral investment fees in the amount of $43,685.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended February 29, 2016, the purchase and sales transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were $320,710 and $1,283,829, respectively.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered an affiliate of the Fund for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Fund (excluding money market funds) during the year ended February 29, 2016 , for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Name of Affiliated Issuer	Principal Held at Beginning of Year (000s)	Principal Purchased (000s)	Principal Sold (000s)	Principal Held at End of Year (000s)	Value at End of Year	Interest Income	Net Realized Gain (Loss)
PNC Bank N.A.
4.20%, 11/01/25	$—	$600	$(600)	$—	$—	$2,971	$6,566

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	111

Notes to Financial Statements (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended February 29, 2016 were as follows:

U.S. Government Obligations		Other Securities
Purchases	Sales	Purchases	Sales
$1,518,108	$3,083,197	$106,882,756	$85,226,923

In-kind transactions (see Note 4) for the year ended February 29, 2016 were as follows:

In-kind Purchases	In-kind Sales
$231,002,510	$230,005,442

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statement of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statement of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, the Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks the Fund is exposed to include market risk and credit risk. The Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

112	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss the Fund may suffer through holding market positions in the face of market movements. The Fund is exposed to market risk by virtue of its investment in fixed income instruments. The fair value of securities held by the Fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of the Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

The Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The Fund invests a substantial amount of its assets in fixed-income securities. Changes in market interest rates or economic conditions, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Given the environment of historically low interest rates, the Fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS	113

Notes to Financial Statements (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of February 29, 2016, attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$(3,125,136)	$—	$3,125,136

The tax character of distributions paid during the years ended February 29, 2016 and February 28, 2015 was as follows:

	2016	2015
Ordinary income	$34,627,351	$20,884,615

As of February 29, 2016, the tax components of accumulated net earnings (losses) were as follows:

Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
$2,730,710	$(5,025,605)	$(45,682,458)	$(5,972,745)	$(53,950,098)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.
[b]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of February 29, 2016, the Fund had non-expiring capital loss carryforwards in the amount of $5,025,605 available to offset future realized capital gains.

As of February 29, 2016, the cost of investments for federal income tax purposes was $876,133,033. Net unrealized depreciation was $45,682,458, of which $6,463,875 represented gross unrealized appreciation on securities and $52,146,333 represented gross unrealized depreciation on securities.

Management has analyzed tax laws and regulations and their application to the Fund as of February 29, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

114	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares 10+ Year Credit Bond ETF (the “Fund”) at February 29, 2016, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

April 20, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	115

Notes:

116	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	117

Notes:

118	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a daily basis on the Fund’s website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1018-1016

OCTOBER 31, 2016

2016 ANNUAL REPORT

iShares U.S. ETF Trust

➢	iShares Interest Rate Hedged Emerging Markets Bond ETF | EMBH | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

GLOBAL BOND MARKET OVERVIEW

Global investment-grade bonds posted positive returns in U.S. dollar terms for the 12-month period ended October 31, 2016 (the “reporting period”). The Bloomberg Barclays Global Aggregate Index returned 5.59% for the reporting period.

High-quality bonds benefited from solid investor demand, as generally poor global economic growth, low inflation, and stimulative monetary policies meant bond yields in many countries fell to record low, negative levels. Returns in U.S. dollar terms were mixed, however, reflecting the varied performance of the dollar relative to other developed market currencies.

In terms of growth, the U.S. economy improved over the course of the reporting period, expanding at a 0.8% annual rate in the first quarter of 2016 before reaching a 2.9% annual growth rate in the third quarter. Meanwhile, growth in much of the rest of the developed world was barely positive. The U.K. and Eurozone expanded by 0.5% and 0.3%, respectively, in the third quarter of 2016. Similarly, Australia and Japan grew by 0.5% and 0.2%, respectively, in the second quarter of 2016, the latest period for which data were available. Meanwhile, the Chinese economy grew at an annual rate of 6.7% in the third quarter of 2016; however, that was down from 6.9% a year earlier, which was the slowest growth since 1990.

Modest global growth meant inflation remained low. In the U.S., U.K., and the Eurozone, consumer prices increased over the course of the reporting period, reaching the highest levels since 2014, but remained at just 1.6%, 0.9%, and 0.5%, respectively, for the 12 months ended October 2016. In Japan, however, consumer prices were nearly unchanged, gaining by 0.1% for the same period.

To encourage growth and guard against deflation, many central banks around the world took further stimulus measures. Central banks from the U.K., Japan, Eurozone, and Australia all cut interest rates during the period to historic lows. One notable exception was the United States, where the U.S. Federal Reserve Bank (the “Fed”) raised rates in December 2015 for the first time in almost seven years.

Against that backdrop, Japanese long-term bond yields turned negative in early 2016, while bond yields in the Eurozone reached a record low of -0.47% in September 2016; similarly, German and French bonds set their all-time low negative yields in July 2016. The U.S., U.K. and Australia also saw long-term government bond yields reach historic lows during the reporting period, but their yields remained positive.

From a sector perspective, global Treasury bonds performed best, reflecting the sharp decline in long-term bond yields during the period. Other government-related securities also performed well, followed by investment-grade corporate bonds.

In terms of currency effects, the U.S. dollar appreciated by approximately 21% relative to the British pound, and 7% against the Chinese yuan for the reporting period. The U.S. dollar was little changed against the euro and Swiss franc. The Japanese yen and Australian dollar gained 13% and 6%, respectively, against the U.S. dollar. The U.S. dollar’s mixed performance reflects differences in expectations for economic growth and monetary policies between the U.S. and other regions.

On a country basis, U.K. bonds were the strongest performers among developed countries in local currency terms, but performed the worst in U.S. dollar terms. Benefiting from the strength of the yen and positive local currency returns, Japanese bonds performed the best in U.S. dollar terms. Australian bonds also performed very well in both Australian and U.S. dollar terms.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

Performance as of October 31, 2016

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	7.49%	3.79%	7.49%	4.88%
Fund Market	7.44%	3.79%	7.44%	4.88%
J.P. Morgan EMBI Global Core Swap Hedged Index	7.88%	4.03%	7.88%	5.17%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/22/15. The first day of secondary market trading was 7/23/15.

The J.P. Morgan EMBI Global Core Swap Hedged Index is an unmanaged index that consists of the J.P. Morgan EMBISM Global Core Index plus interest rate swaps that intend to hedge the interest rate exposure of the J.P. Morgan EMBISM Global Core Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a,b]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,050.50	$0.46	$1,000.00	$1,024.70	$0.46	0.09%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 8 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

The iShares Interest Rate Hedged Emerging Markets Bond ETF (the “Fund”) seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, emerging market bonds. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares J.P. Morgan USD Emerging Markets Bond ETF. The Fund attempts to mitigate the interest rate risk of the underlying fund by holding short positions in U.S. Treasury futures or interest rate swaps. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 7.49%, net of fees.

The Fund generated a positive return for the reporting period as strong investor demand for yield coupled with modest global growth and low interest rates benefited the Fund’s performance.

The Fund’s Latin American bonds, which represented approximately 35% of the Fund on average during the reporting period, contributed the most to Index performance, led by Venezuela, Brazil, and Argentina. Venezuelan securities carried yields significantly higher than the Fund as a whole because the economic crisis affecting the country increased the likelihood of a bond default. Demand for those higher yields, along with investor belief that the recovery value of the bonds in default would exceed prevailing prices, helped Venezuelan securities during the reporting period. Brazilian bonds benefited from the resolution of impeachment proceedings against Brazil’s president and the initiation of much-anticipated financial reform. Argentina issued bonds for the first time in 15 years, attracting strong demand after resolving a lengthy standoff with creditors over a past debt default.

Emerging market bonds from Eastern Europe and Asia also made significant contributions to the Fund’s return, led by the Russian Federation and Indonesia, respectively. Africa and the Middle East also contributed to performance for the reporting period.

By maturity, longer-term bonds contributed to the Fund’s performance the most due to their higher yields. From a credit perspective, lower-quality bonds outperformed higher-rated securities, reflecting strong investor demand for yield.

The Fund’s interest rate hedging activity detracted from Fund performance for the reporting period. Hedging against interest rate risk can improve returns when bond yields rise, but it can be a drag on performance when bond yields decline, as was the case during the reporting period.

ALLOCATION BY CREDIT QUALITY1

As of 10/31/16

Moody’s Credit Rating [2]	Percentage of Total Investments [3]
Aa	4.11%
A	15.58
Baa	30.94
Ba	23.21
B	14.69
Caa	5.34
Not Rated	6.13

TOTAL	100.00%

TEN LARGEST COUNTRIES1

As of 10/31/16

Country	Percentage of Total Investments [3]
Mexico	6.39%
Indonesia	5.08
Russia	4.93
Turkey	4.74
Philippines	4.66
Brazil	4.17
China	4.08
Argentina	3.96
Colombia	3.76
Hungary	3.68

TOTAL	45.45%

[1]	Table shown is for the iShares J.P. Morgan USD Emerging Markets Bond ETF, the underlying fund in which the Fund invests.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[3]	Excludes money market funds.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2016 and held through October 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

October 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 94.05%

EXCHANGE-TRADED FUNDS — 94.05%
iShares J.P. Morgan USD Emerging Markets Bond ETF[a]	20,552	$2,357,109

		2,357,109

TOTAL INVESTMENT COMPANIES
(Cost: $2,257,244)		2,357,109

SHORT-TERM INVESTMENTS — 3.70%

MONEY MARKET FUNDS — 3.70%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[b,c]	92,850	92,850

		92,850

TOTAL SHORT-TERM INVESTMENTS
(Cost: $92,850)		92,850

Value
TOTAL INVESTMENTS IN SECURITIES — 97.75%
(Cost: $2,350,094)[d]	$2,449,959
Other Assets, Less Liabilities — 2.25%	56,272

NET ASSETS—100.00%	$2,506,231

[a]	Affiliated issuer. See Schedule 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $2,350,094. Net unrealized appreciation was $99,865, of which $99,865 represented gross unrealized appreciation on securities and $—represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended October 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares J.P. Morgan USD Emerging Markets Bond ETF	21,302	500	(1,250)	20,552	$2,357,109	$116,101	$923

Schedule 2 — Swaps Contracts (Note 5)

Centrally cleared short interest rate swaps outstanding as of October 31, 2016 were as follows:

Fixed rate [a]	Floating rate [a]	Clearinghouse	Expiration date	Notional amount	Value	Premiums paid (received)	Unrealized appreciation (depreciation)
1.01%	3-month LIBOR	Chicago Mercantile	12/08/2018	$(150,000)	$301	$19	$282
1.17%	3-month LIBOR	Chicago Mercantile	12/08/2021	(1,350,000)	13,426	837	12,589
1.44%	3-month LIBOR	Chicago Mercantile	12/08/2026	(925,000)	25,701	(704)	26,405
1.77%	3-month LIBOR	Chicago Mercantile	12/08/2046	(75,000)	5,710	(661)	6,371

				Net unrealized appreciation			$45,647

[a]	The Fund pays the fixed rate and receives the floating rate.

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

October 31, 2016

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Exchange-traded funds	$2,357,109	$—	$—	$2,357,109
Money market funds	92,850	—	—	92,850

Total	$2,449,959	$—	$—	$2,449,959

Derivative financial instruments[a]:
Assets:
Centrally cleared interest rate swaps	$—	$45,647	$—	$45,647

Total	$—	$45,647	$—	$45,647

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

October 31, 2016

ASSETS
Investments, at cost:
Affiliated (Note 2)	$2,350,094

Total cost of investments	$2,350,094

Investments in securities, at fair value (Note 1):
Affiliated (Note 2)	$2,449,959

Total fair value of investments	2,449,959
Cash	1,000
Cash pledged for centrally cleared swaps	58,000
Receivables:
Dividends	19

Total Assets	2,508,978

LIABILITIES
Payables:
Investment advisory fees (Note 2)	213
Variation margin on centrally cleared swaps	2,534

Total Liabilities	2,747

NET ASSETS	$2,506,231

Net assets consist of:
Paid-in capital	$2,502,012
Accumulated net realized loss	(141,292)
Net unrealized appreciation	145,511

NET ASSETS	$2,506,231

Shares outstanding[a]	100,000

Net asset value per share	$25.06

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statement of Operations

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

Year ended October 31, 2016

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$116,271
Securities lending income — affiliated — net (Note 2)	3,505

Total investment income	119,776

EXPENSES
Investment advisory fees (Note 2)	18,209

Total expenses	18,209
Less investment advisory fees waived (Note 2)	(15,770)

Net expenses	2,439

Net investment income	117,337

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated (Note 2)	923
Swap agreements	(150,069)

Net realized loss	(149,146)

Net change in unrealized appreciation/depreciation on:
Investments — affiliated (Note 2)	124,788
Swap agreements	85,316

Net change in unrealized appreciation/depreciation	210,104

Net realized and unrealized gain	60,958

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$178,295

See notes to financial statements.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

	Year ended October 31, 2016	Period from July 22, 2015[a] to October 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$117,337	$32,665
Net realized loss	(149,146)	(30,617)
Net change in unrealized appreciation/depreciation	210,104	(64,593)

Net increase (decrease) in net assets resulting from operations	178,295	(62,545)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(88,749)	(22,782)
Return of capital	(2,962)	(84)

Total distributions to shareholders	(91,711)	(22,866)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	2,505,058

Net increase in net assets from capital share transactions	—	2,505,058

INCREASE IN NET ASSETS	86,584	2,419,647

NET ASSETS
Beginning of period	2,419,647	—

End of period	$2,506,231	$2,419,647

SHARES ISSUED
Shares sold	—	100,000

Net increase in shares outstanding	—	100,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	13

Financial Highlights

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

(For a share outstanding throughout each period)

	Year ended Oct. 31, 2016	Period from Jul. 22, 2015[a] to Oct. 31, 2015
Net asset value, beginning of period	$24.20	$25.05

Income from investment operations:
Net investment income[b]	1.17	0.33
Net realized and unrealized gain (loss)[c]	0.61	(0.95)

Total from investment operations	1.78	(0.62)

Less distributions from:
Net investment income	(0.89)	(0.23)
Return of capital	(0.03)	(0.00)[d]

Total distributions	(0.92)	(0.23)

Net asset value, end of period	$25.06	$24.20

Total return	7.49%	(2.43)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,506	$2,420
Ratio of expenses to average net assets[f,g]	0.10%	0.12%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.75%	0.75%
Ratio of net investment income to average net assets[f]	4.82%	4.86%
Portfolio turnover rate[h,i]	3%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. These ratios do not include these indirect fees and expenses.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 48 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated June 21, 2011.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Interest Rate Hedged Emerging Markets Bond	Non-diversified

Currently the Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an exchange-traded fund of iShares Trust (an “underlying fund”), an affiliate of the Fund. The financial statements and schedules of investments for the underlying fund can be found elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

Pursuant to the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions from underlying funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund. Any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On October 11, 2016, BlackRock, Inc. (“BlackRock”) implemented changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting the cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates. As of October 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedule of investments. The securities on loan for the Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2016 and the total value of the related cash collateral are disclosed in the statement of assets and liabilities. Income earned by the Fund from securities lending is disclosed in the statement of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. The Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.75% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to reduce its investment advisory fee for the Fund through February 28, 2022 so that the investment advisory fee is equal to the acquired fund fees and expenses that would have been experienced by the Fund related to its investments in the iShares J.P. Morgan USD Emerging Markets Bond ETF (“EMB”), after taking into account any fee waivers by EMB, plus 0.10%.

The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, the Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2016, the Fund paid to BTC securities lending agent services and collateral investment fees in the amount of $706.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2016, were $58,141 and $138,010, respectively.

There were no in-kind transactions (see Note 4) for the year ended October 31, 2016.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statement of changes in net assets.

5.	INTEREST RATE SWAPS

The Fund may enter into short positions in interest rate swaps in an attempt to mitigate interest rate risk by economically hedging the value of fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Swap agreements are privately negotiated in the over-the-counter market. The Fund enters into centrally cleared interest rate swaps.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (“CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the schedule of investments and cash deposited is recorded on the statement of assets and liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the statement of assets and liabilities. Payments received from (paid to) the CCP, including at termination, are recorded as realized gain (loss) in the statement of operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

The following table shows the value of interest rate swaps held by the Fund as of October 31, 2016 and the related locations in the statement of assets and liabilities, presented by risk exposure category:

Assets
Centrally cleared interest rate swaps:
Variation margin/Net assets consist of – net unrealized appreciation[a]	$45,647

[a]	Represents cumulative appreciation of centrally cleared interest rate swaps as reported in the schedule of investments. Only current day’s variation margin is reported separately within the statement of assets and liabilities.

The following table shows the realized and unrealized gains (losses) on interest rate swaps held by the Fund during the year ended October 31, 2016 and the related locations in the statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Centrally cleared interest rate swaps:
Swap agreements	$(150,069)	$85,316

For the year ended October 31, 2016, the average quarter-end notional amount of open interest rate swaps for the Fund (where the Fund pays the fixed rate) was $2,599,000.

6.	PRINCIPAL RISKS

In the normal course of business, the Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks the Fund is exposed to include market risk and credit risk. The Fund’s prospectus provides details of these and other types of risk.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by virtue of its investment in equity, fixed income and/or financial derivative instruments or indirectly by virtue of its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2016, attributable to the accounting for swap agreements, were reclassified to the following accounts:

Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$(28,588)	$28,588

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 was as follows:

	2016	2015
Ordinary income	$88,749	$22,782
Return of capital	2,962	84

	$91,711	$22,866

As of October 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

Capital Loss Carryforwards	Net Unrealized Gains (Losses)	Total
$(141,292)	$145,511	$4,219

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

As of October 31, 2016, the Fund had non-expiring capital loss carryforwards in the amount of $141,292 available to offset future realized capital gains.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares U.S. ETF Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Interest Rate Hedged Emerging Markets Bond ETF (the “Fund”) at October 31, 2016, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23

Tax Information (Unaudited)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

For the fiscal year ended October 31, 2016, the Fund intends to pass through to its shareholders foreign source income of $116,271 earned by the underlying fund.

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that during the prior year, the Board received periodic reports on the Fund’s short- and longer-term performance in

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	25

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

comparison with its peer group and benchmark index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group and benchmark index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	27

Supplemental Information (Unaudited)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$0.859055	$—	$0.058051	$0.917106	94%	—%	6%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund. The information shown for the Fund is for five calendar years (or from the inception date of the Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for the Fund are disclosed in the table for the Fund.

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

Period Covered: July 22, 2015 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	1	0.33%
Greater than 0.5% and Less than 1.0%	10	3.30
Between 0.5% and –0.5%	291	96.04
Less than –0.5%	1	0.33

	303	100.00%

SUPPLEMENTAL INFORMATION	29

Trustee and Officer Information

iSHARES® U.S. ETF TRUST

The Board of Trustees has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees a total of 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. Mr. Lawton also serves as an Advisory Board Member for iShares, Inc. and iShares Trust with respect to 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee, Advisory Board Member and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Fund’s Trustees and officers may be found in the Fund’s combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2011).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).

Mark Wiedman[b] (45)	Trustee (since 2013)	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2011); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).

Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares Inc. and iShares Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009);

Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (73)	Trustee (since 2011); Audit Committee Chair (since 2011).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2011); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).

John E. Martinez (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).

TRUSTEE AND OFFICER INFORMATION	31

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (52)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2011).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (54)	Executive Vice President (since 2011).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

TRUSTEE AND OFFICER INFORMATION	33

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Advisory Board Member

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Advisory Board Member During the Past 5 Years
Drew E. Lawton (57)	Advisory Board Member (since 2016).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Advisory Board Member of iShares, Inc. (since 2016); Advisory Board Member of iShares Trust (since 2016); Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds (124 portfolios) (March 2016-October 2016).

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Additional Financial Information

Audited Financial Statements

October 31, 2016

iShares Trust

iShares J.P. Morgan USD Emerging Markets Bond ETF  |  EMB  |  NYSE Arca

Schedule of Investments

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2016

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES[a] — 16.21%

AZERBAIJAN — 0.52%
Southern Gas Corridor CJSC
6.88%, 03/24/26[b]	$22,400	$25,200,000

		25,200,000
BRAZIL — 0.15%
Caixa Economica Federal
4.25%, 05/13/19[b]	14,660	14,755,290

		14,755,290
CHILE — 1.41%
Corp. Nacional del Cobre de Chile
3.00%, 07/17/22[b]	37,451	36,985,484
3.75%, 11/04/20[b]	21,824	22,878,318
3.88%, 11/03/21[b]	31,418	32,619,110
4.50%, 09/16/25[b]	41,680	43,321,775

		135,804,687
CHINA — 3.32%
Amber Circle Funding Ltd.
3.25%, 12/04/22[b]	11,430	11,885,185
Charming Light Investments Ltd.
3.75%, 09/03/19[b]	17,285	17,919,330
China Development Bank Corp.
1.63%, 06/22/19[b]	5,300	5,275,784
2.13%, 06/01/21[b]	14,240	14,311,414
2.50%, 10/09/20[b]	29,600	30,078,890
CNOOC Curtis Funding No. 1 Pty Ltd.
4.50%, 10/03/23[b]	15,876	17,346,435
Sinochem Overseas Capital Co. Ltd.
4.50%, 11/12/20[b]	12,786	13,763,490
Sinopec Group Overseas Development 2012 Ltd.
3.90%, 05/17/22[b]	26,340	28,133,838
4.88%, 05/17/42[b]	12,809	14,282,837
Sinopec Group Overseas Development 2013 Ltd.
4.38%, 10/17/23[b]	17,210	18,798,681
Sinopec Group Overseas Development 2014 Ltd.
4.38%, 04/10/24[b]	10,336	11,255,386

Security	Principal (000s)	Value
Sinopec Group Overseas Development 2015 Ltd.
2.50%, 04/28/20[b]	$54,823	$55,609,628
3.25%, 04/28/25[b]	18,320	18,409,911
Sinopec Group Overseas Development 2016 Ltd.
2.13%, 05/03/19[b]	2,500	2,508,022
State Grid Overseas Investment 2013 Ltd.
3.13%, 05/22/23[b]	14,010	14,458,950
State Grid Overseas Investment 2014 Ltd.
2.75%, 05/07/19[b]	13,042	13,360,126
4.13%, 05/07/24[b]	21,532	23,437,638
Three Gorges Finance I Cayman Islands Ltd.
3.15%, 06/02/26[b]	8,895	8,974,384

		319,809,929
INDONESIA — 1.32%
Majapahit Holding BV
7.75%, 01/20/20[b]	10,038	11,491,402
Pelabuhan Indonesia II PT
4.25%, 05/05/25[b]	13,000	13,048,750
Pertamina Persero PT
4.30%, 05/20/23[b]	14,769	15,309,250
4.88%, 05/03/22[b]	10,896	11,616,444
5.25%, 05/23/21[b]	4,527	4,885,810
5.63%, 05/20/43[b]	18,703	18,731,522
6.00%, 05/03/42[b]	13,530	14,238,769
6.45%, 05/30/44[b]	16,122	17,761,769
Perusahaan Listrik Negara PT
5.25%, 10/24/42[b]	9,860	9,805,770
5.50%, 11/22/21[b]	9,380	10,363,774

		127,253,260
KAZAKHSTAN — 1.30%
Development Bank of Kazakhstan JSC
4.13%, 12/10/22[b]	32,645	31,828,875
Kazakhstan Temir Zholy Finance BV
6.95%, 07/10/42[b]	28,375	29,297,187

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2016

Security	Principal (000s)	Value
KazMunayGas National Co. JSC
6.38%, 04/09/21[b]	$25,236	$27,760,736
7.00%, 05/05/20[b]	32,824	36,434,640

		125,321,438
MALAYSIA — 1.99%
Petronas Capital Ltd.
3.50%, 03/18/25[b]	27,400	28,906,866
4.50%, 03/18/45[b]	36,956	40,171,061
5.25%, 08/12/19[b]	75,322	82,325,439
7.88%, 05/22/22[b]	31,599	40,576,927

		191,980,293
MEXICO — 3.16%
Banco Nacional de Comercio Exterior SNC
4.38%, 10/14/25[b]	7,324	7,580,340
Comision Federal de Electricidad
4.88%, 05/26/21[b]	6,086	6,435,945
4.88%, 01/15/24[b]	9,400	9,834,750
Mexico City Airport Trust
4.25%, 10/31/26 (Call 07/31/26)[c]	6,500	6,597,500
5.50%, 10/31/46 (Call 04/30/46)[c]	6,500	6,342,700
Petroleos Mexicanos
3.50%, 07/23/20	10,630	10,628,831
3.50%, 01/30/23	15,703	14,831,484
4.25%, 01/15/25	2,226	2,142,525
4.50%, 01/23/26	12,480	12,005,760
4.63%, 09/21/23[c]	2,500	2,481,950
4.88%, 01/24/22	19,355	19,740,164
4.88%, 01/18/24	11,384	11,403,694
5.50%, 01/21/21	24,806	26,232,345
5.50%, 06/27/44	29,672	25,485,281
5.63%, 01/23/46	24,939	21,472,479
6.38%, 02/04/21[b]	9,500	10,369,250
6.38%, 01/23/45	26,876	25,357,506
6.50%, 06/02/41	22,967	22,323,924
6.63%, 06/15/35	17,729	17,755,593
6.75%, 09/21/47[c]	2,000	1,980,000
6.75%, 09/21/47[b]	8,000	7,920,000
6.88%, 08/04/26[b]	20,285	22,605,604
8.00%, 05/03/19	11,777	13,179,641

		304,707,266

Security	Principal (000s)	Value
OMAN — 0.28%
Lamar Funding Ltd.
3.96%, 05/07/25[b]	$28,713	$27,420,915

		27,420,915
PHILIPPINES — 0.46%
Power Sector Assets & Liabilities Management Corp.
7.25%, 05/27/19[b]	19,348	21,806,163
7.39%, 12/02/24[b]	16,876	22,612,153

		44,418,316
RUSSIA — 0.74%
Russian Railways via RZD Capital PLC
5.70%, 04/05/22[b]	12,899	13,769,682
Vnesheconombank Via VEB Finance PLC
5.94%, 11/21/23[b]	15,800	16,293,750
6.03%, 07/05/22[b]	11,200	11,678,800
6.80%, 11/22/25[b]	11,358	12,138,863
6.90%, 07/09/20[b]	16,378	17,626,822

		71,507,917
SOUTH AFRICA — 0.96%
Eskom Holdings SOC Ltd.
5.75%, 01/26/21[b]	29,947	30,059,301
6.75%, 08/06/23[b]	20,038	20,689,235
7.13%, 02/11/25[b]	22,189	22,910,142
Transnet SOC Ltd.
4.00%, 07/26/22[b]	19,791	19,345,703

		93,004,381
VENEZUELA — 0.85%
Petroleos de Venezuela SA
5.38%, 04/12/27[b]	25,397	9,238,232
5.50%, 04/12/37[b]	15,363	5,529,144
6.00%, 05/16/24[b]	40,453	15,169,791
6.00%, 11/15/26[b]	38,503	14,167,179
9.00%, 11/17/21[b]	22,686	11,229,570
9.75%, 05/17/35[b]	26,314	11,617,733
12.75%, 02/17/22[b]	26,264	15,430,100

		82,381,749

TOTAL CORPORATE BONDS & NOTES
(Cost: $1,565,827,402)		1,563,565,441

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2016

Security	Principal (000s)	Value
FOREIGN GOVERNMENT OBLIGATIONS[a] — 81.58%

ANGOLA — 0.38%
Angolan Government International Bond
9.50%, 11/12/25[b]	$37,000	$36,213,750

		36,213,750
ARGENTINA — 3.87%
Argentine Republic Government International Bond
2.50%, 12/31/38[d]	61,793	42,019,240
6.25%, 04/22/19[b]	34,382	36,462,111
6.63%, 07/06/28[b]	12,452	12,775,752
6.88%, 04/22/21[b]	52,401	56,593,080
7.13%, 07/06/36[b]	22,080	22,720,320
7.50%, 04/22/26[b]	77,767	84,960,448
7.63%, 04/22/46[b]	34,186	37,262,740
8.28%, 12/31/33	20,366	22,097,114
8.28%, 12/31/33	52,330	58,609,679

		373,500,484
AZERBAIJAN — 0.61%
Republic of Azerbaijan International Bond
4.75%, 03/18/24[b]	32,835	33,934,973
State Oil Co. of the Azerbaijan Republic
4.75%, 03/13/23[b]	24,845	24,782,887

		58,717,860
BRAZIL — 3.93%
Banco Nacional de Desenvolvimento Economico e Social
5.75%, 09/26/23[b]	19,523	20,377,131
6.50%, 06/10/19[b]	11,985	12,879,201
Brazil Minas SPE via State of Minas Gerais
5.33%, 02/15/28[b]	14,481	14,155,178
Brazilian Government International Bond
2.63%, 01/05/23	25,664	23,713,536
4.25%, 01/07/25	54,112	53,489,712
4.88%, 01/22/21	37,251	39,411,558
5.00%, 01/27/45	41,639	36,746,417

Security	Principal (000s)	Value
5.63%, 01/07/41	$26,483	$25,489,888
5.63%, 02/21/47	18,700	17,905,250
5.88%, 01/15/19	22,537	24,368,131
6.00%, 04/07/26	18,710	20,618,420
7.13%, 01/20/37	23,542	26,896,735
8.25%, 01/20/34	20,921	26,255,855
8.88%, 04/15/24	12,081	15,569,389
10.13%, 05/15/27	14,252	20,914,810

		378,791,211
CHILE — 0.35%
Chile Government International Bond
3.13%, 01/21/26	32,927	34,202,921

		34,202,921
CHINA — 0.67%
Export-Import Bank of China (The)
2.00%, 04/26/21[b]	16,050	16,043,342
2.50%, 07/31/19[b]	16,140	16,462,800
2.88%, 04/26/26[b]	13,650	13,547,625
3.63%, 07/31/24[b]	17,954	18,950,447

		65,004,214
COLOMBIA — 3.67%
Colombia Government International Bond
2.63%, 03/15/23 (Call 12/15/22)	15,695	15,169,218
4.00%, 02/26/24 (Call 11/26/23)	39,041	40,505,037
4.38%, 07/12/21	33,214	35,406,124
4.50%, 01/28/26 (Call 10/28/25)	26,753	28,558,828
5.00%, 06/15/45 (Call 12/15/44)	38,352	38,927,280
5.63%, 02/26/44 (Call 08/26/43)	42,905	46,873,712
6.13%, 01/18/41	42,695	48,779,037
7.38%, 03/18/19	31,794	35,768,250
7.38%, 09/18/37	32,167	41,173,760
8.13%, 05/21/24	18,118	23,372,220

		354,533,466
COSTA RICA — 0.78%
Costa Rica Government International Bond
4.25%, 01/26/23[b]	27,084	26,203,770

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2016

Security	Principal (000s)	Value
7.00%, 04/04/44[b]	$26,759	$27,963,155
7.16%, 03/12/45[b]	20,485	21,509,250

		75,676,175
CROATIA — 2.10%
Croatia Government International Bond
5.50%, 04/04/23[b]	32,046	34,930,140
6.00%, 01/26/24[b]	48,814	54,964,564
6.38%, 03/24/21[b]	38,531	42,769,410
6.63%, 07/14/20[b]	3,300	3,654,750
6.63%, 07/14/20[b]	21,114	23,383,755
6.75%, 11/05/19[b]	39,143	42,959,442

		202,662,061
DOMINICAN REPUBLIC — 2.46%
Dominican Republic International Bond
5.50%, 01/27/25[b]	37,479	37,947,488
5.88%, 04/18/24[b]	24,164	25,070,150
6.85%, 01/27/45[b]	51,107	53,151,280
6.88%, 01/29/26[b]	39,597	43,655,692
7.45%, 04/30/44[b]	34,046	37,961,290
7.50%, 05/06/21[b]	35,853	39,617,565

		237,403,465
ECUADOR — 1.33%
Ecuador Government International Bond
7.95%, 06/20/24[b]	64,032	60,190,080
10.50%, 03/24/20[b]	33,386	35,222,230
10.75%, 03/28/22[b]	31,098	32,886,135

		128,298,445
EGYPT — 0.63%
Egypt Government International Bond
5.75%, 04/29/20[b]	24,754	25,280,023
5.88%, 06/11/25[b]	38,264	35,202,880

		60,482,903
EL SALVADOR — 0.27%
El Salvador Government International Bond
7.65%, 06/15/35[b]	25,538	26,495,675

		26,495,675

Security	Principal (000s)	Value
ETHIOPIA — 0.24%
Ethiopia International Bond
6.63%, 12/11/24[b]	$24,240	$22,906,800

		22,906,800
GABON — 0.34%
Gabon Government International Bond
6.38%, 12/12/24[b]	36,134	32,972,275

		32,972,275
GHANA — 0.50%
Ghana Government International Bond
7.88%, 08/07/23[b]	25,243	24,170,173
8.13%, 01/18/26[b]	24,712	23,661,740

		47,831,913
HUNGARY — 3.60%
Hungary Government International Bond
5.38%, 02/21/23	53,230	60,416,050
5.38%, 03/25/24	47,790	54,958,500
5.75%, 11/22/23	44,356	51,674,740
6.25%, 01/29/20	49,410	55,302,143
6.38%, 03/29/21	67,498	77,707,072
7.63%, 03/29/41	30,924	47,004,480

		347,062,985
INDIA — 0.27%
Export-Import Bank of India
3.38%, 08/05/26[b]	26,700	26,447,570

		26,447,570
INDONESIA — 3.65%
Indonesia Government International Bond
3.38%, 04/15/23[b]	15,020	15,161,639
3.75%, 04/25/22[b]	22,336	23,129,486
4.13%, 01/15/25[b]	16,111	16,886,261
4.63%, 04/15/43[b]	12,632	13,013,297
4.75%, 01/08/26[b]	21,470	23,402,300
4.88%, 05/05/21[b]	23,207	25,233,667
5.13%, 01/15/45[b]	14,429	15,710,151
5.25%, 01/17/42[b]	16,612	18,227,185
5.38%, 10/17/23[b]	12,434	14,045,198
5.88%, 03/13/20[b]	17,149	19,088,380

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2016

Security	Principal (000s)	Value
5.88%, 01/15/24[b]	$21,416	$24,840,847
5.95%, 01/08/46[b]	14,597	17,654,780
6.63%, 02/17/37[b]	13,226	16,637,514
6.75%, 01/15/44[b]	21,271	28,049,111
7.75%, 01/17/38[b]	19,501	27,349,956
8.50%, 10/12/35[b]	16,703	24,701,564
11.63%, 03/04/19[b]	17,504	21,263,859
Perusahaan Penerbit SBSN Indonesia III
4.35%, 09/10/24[b]	7,471	7,872,790

		352,267,985
IRAQ — 0.58%
Iraq International Bond
5.80%, 01/15/28[b] (Call 12/15/16)	69,364	55,838,020

		55,838,020
IVORY COAST — 0.88%
Ivory Coast Government International Bond
5.75%, 12/31/32 (Call 12/31/16)[b,d]	61,279	60,053,440
6.38%, 03/03/28[b]	24,300	25,357,050

		85,410,490
JAMAICA — 0.77%
Jamaica Government International Bond
6.75%, 04/28/28	32,699	36,868,123
8.00%, 03/15/39	32,000	37,320,000

		74,188,123
KAZAKHSTAN — 1.83%
Kazakhstan Government International Bond
3.88%, 10/14/24[b]	35,816	37,069,560
4.88%, 10/14/44[b]	25,969	26,163,768
5.13%, 07/21/25[b]	61,170	67,822,237
6.50%, 07/21/45[b]	38,092	45,519,940

		176,575,505
KENYA — 0.50%
Kenya Government International Bond
6.88%, 06/24/24[b]	48,240	48,059,100

		48,059,100

Security	Principal (000s)	Value
LEBANON — 2.42%
Lebanon Government International Bond
6.00%, 01/27/23[b]	$27,215	$26,330,513
6.10%, 10/04/22[b]	39,133	38,252,507
6.38%, 03/09/20	29,983	30,132,915
6.60%, 11/27/26[b]	37,765	36,679,256
6.65%, 02/26/30[b]	37,250	35,946,250
6.75%, 11/29/27[b]	24,971	24,534,008
8.25%, 04/12/21[b]	38,507	41,202,490

		233,077,939
LITHUANIA — 1.52%
Lithuania Government International Bond
6.13%, 03/09/21[b]	36,580	42,591,191
6.63%, 02/01/22[b]	38,114	46,321,088
7.38%, 02/11/20[b]	48,907	57,467,192

		146,379,471
MALAYSIA — 0.73%
1MDB Global Investments Ltd.
4.40%, 03/09/23[b]	76,200	66,103,500
Malaysia Sukuk Global Bhd
3.18%, 04/27/26[b]	4,507	4,630,943

		70,734,443
MEXICO — 3.09%
Mexico Government International Bond
3.50%, 01/21/21	11,070	11,612,430
3.60%, 01/30/25	15,141	15,405,967
3.63%, 03/15/22	19,452	20,307,888
4.00%, 10/02/23	33,038	34,656,862
4.13%, 01/21/26	25,128	26,510,040
4.35%, 01/15/47	12,940	12,241,240
4.60%, 01/23/46	17,964	17,559,810
4.75%, 03/08/44	31,004	30,848,980
5.13%, 01/15/20	14,094	15,524,541
5.55%, 01/21/45	21,702	24,306,240
5.75%, 10/12/49	20,852	21,321,170
5.95%, 03/19/19	11,650	12,844,125
6.05%, 01/11/40	23,086	27,414,625
6.75%, 09/27/34	13,005	16,776,450
8.30%, 08/15/31	7,078	11,218,630

		298,548,998

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2016

Security	Principal (000s)	Value
MONGOLIA — 0.20%
Mongolia Government International Bond
5.13%, 12/05/22[b]	$22,215	$19,543,979

		19,543,979
MOROCCO — 0.38%
Morocco Government International Bond
4.25%, 12/11/22[b]	34,303	36,532,695

		36,532,695
OMAN — 0.98%
Oman Government International Bond
3.63%, 06/15/21[b]	32,900	33,105,625
4.75%, 06/15/26[b]	60,965	61,346,031

		94,451,656
PAKISTAN — 0.68%
Pakistan Government International Bond
7.25%, 04/15/19[b]	25,978	27,540,187
8.25%, 04/15/24[b]	33,683	37,883,439

		65,423,626
PANAMA — 2.04%
Panama Government International Bond
3.75%, 03/16/25 (Call 12/16/24)	27,711	29,304,383
3.88%, 03/17/28 (Call 12/17/27)	31,800	33,708,000
4.00%, 09/22/24 (Call 06/22/24)	26,025	27,944,344
5.20%, 01/30/20	36,210	39,966,787
6.70%, 01/26/36	49,999	66,186,176

		197,109,690
PARAGUAY — 0.28%
Paraguay Government International Bond
6.10%, 08/11/44[b]	24,616	27,108,370

		27,108,370

Security	Principal (000s)	Value
PERU — 3.09%
Peruvian Government International Bond
4.13%, 08/25/27	$32,057	$35,623,341
5.63%, 11/18/50	62,726	79,348,390
6.55%, 03/14/37	1,500	2,058,750
6.55%, 03/14/37	27,113	37,212,593
7.35%, 07/21/25	43,492	59,301,342
8.75%, 11/21/33	700	1,100,750
8.75%, 11/21/33	53,250	83,735,625

		298,380,791
PHILIPPINES — 4.10%
Philippine Government International Bond
3.70%, 03/01/41	32,211	33,660,495
3.95%, 01/20/40	29,774	31,980,849
4.00%, 01/15/21	22,903	24,751,959
4.20%, 01/21/24	22,543	25,229,449
5.00%, 01/13/37	22,466	27,478,839
5.50%, 03/30/26	19,432	23,832,765
6.38%, 01/15/32	18,230	24,848,949
6.38%, 10/23/34	32,920	45,817,394
7.75%, 01/14/31	2,000	3,015,180
7.75%, 01/14/31	30,075	45,340,769
8.38%, 06/17/19	17,243	20,234,661
9.50%, 02/02/30	32,242	53,699,370
10.63%, 03/16/25	22,196	35,387,973

		395,278,652
POLAND — 3.45%
Republic of Poland Government International Bond
3.00%, 03/17/23	36,737	37,712,000
3.25%, 04/06/26	38,986	40,411,328
4.00%, 01/22/24	47,264	51,593,855
5.00%, 03/23/22	66,230	75,187,608
5.13%, 04/21/21	40,723	45,942,467
6.38%, 07/15/19	72,837	82,026,116

		332,873,374
ROMANIA — 1.71%
Romanian Government International Bond
4.38%, 08/22/23[b]	38,002	41,279,672
4.88%, 01/22/24[b]	23,464	26,250,350

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2016

Security	Principal (000s)	Value
6.13%, 01/22/44[b]	$25,986	$33,749,318
6.75%, 02/07/22[b]	53,417	63,432,687

		164,712,027
RUSSIA — 4.08%
Russian Foreign Bond-Eurobond
3.50%, 01/16/19[b]	17,000	17,318,750
4.50%, 04/04/22[b]	17,600	18,532,800
4.75%, 05/27/26[b]	4,600	4,876,000
4.88%, 09/16/23[b]	39,400	42,305,750
5.00%, 04/29/20[b]	36,400	38,811,500
5.63%, 04/04/42[b]	33,600	37,077,600
5.88%, 09/16/43[b]	19,600	22,344,000
7.50%, 03/31/30[b,d]	135,260	163,664,969
12.75%, 06/24/28[b]	27,939	48,788,479

		393,719,848
SERBIA — 1.24%
Serbia International Bond
4.88%, 02/25/20[b]	35,928	37,140,570
5.88%, 12/03/18[b]	25,055	26,495,662
7.25%, 09/28/21[b]	49,194	56,450,115

		120,086,347
SLOVAKIA — 0.42%
Slovakia Government International Bond
4.38%, 05/21/22[b]	35,589	40,200,267

		40,200,267
SOUTH AFRICA — 2.54%
Republic of South Africa Government International Bond
4.30%, 10/12/28	16,373	15,881,810
4.67%, 01/17/24	29,655	31,026,544
4.88%, 04/14/26	21,320	22,092,850
5.00%, 10/12/46	17,800	17,221,500
5.38%, 07/24/44	20,846	21,679,840
5.50%, 03/09/20	33,560	36,412,600
5.88%, 05/30/22	19,878	22,412,445
5.88%, 09/16/25	36,630	41,025,600
6.88%, 05/27/19	33,755	37,257,081

		245,010,270

Security	Principal (000s)	Value
SRI LANKA — 1.77%
Sri Lanka Government International Bond
5.88%, 07/25/22[b]	$26,772	$27,353,220
6.00%, 01/14/19[b]	25,884	26,728,465
6.25%, 10/04/20[b]	20,783	21,693,088
6.25%, 07/27/21[b]	24,348	25,392,529
6.83%, 07/18/26[b]	19,600	20,674,962
6.85%, 11/03/25[b]	46,690	49,267,288

		171,109,552
TRINIDAD AND TOBAGO — 0.25%
Trinidad & Tobago Government International Bond
4.50%, 08/04/26[b]	1,240	1,261,700
4.50%, 08/04/26[c]	22,400	22,792,000

		24,053,700
TUNISIA — 0.24%
Banque Centrale de Tunisie International Bond
5.75%, 01/30/25[b]	24,335	23,452,856

		23,452,856
TURKEY — 4.64%
Hazine Mustesarligi Varlik Kiralama AS
4.49%, 11/25/24[b]	1,000	986,250
Turkey Government International Bond
3.25%, 03/23/23	12,501	11,641,556
4.25%, 04/14/26	18,611	17,843,296
4.88%, 10/09/26	21,215	21,135,444
4.88%, 04/16/43	29,234	25,945,175
5.13%, 03/25/22	9,026	9,296,780
5.63%, 03/30/21	16,205	17,096,275
5.75%, 03/22/24	27,601	29,326,062
6.00%, 01/14/41	26,299	27,087,970
6.25%, 09/26/22	27,423	29,856,791
6.63%, 02/17/45	29,900	33,488,000
6.75%, 05/30/40	21,452	24,213,945
6.88%, 03/17/36	32,946	37,393,710
7.00%, 03/11/19	18,053	19,497,240
7.00%, 06/05/20	20,787	22,813,733
7.25%, 03/05/38	10,920	12,967,500

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2016

Security	Principal (000s)	Value
7.38%, 02/05/25	$36,759	$43,008,030
7.50%, 11/07/19	14,744	16,347,410
8.00%, 02/14/34	17,960	22,607,150
11.88%, 01/15/30	15,404	25,070,010

		447,622,327
UKRAINE — 2.96%
Ukraine Government International Bond
7.75%, 09/01/19[b]	38,037	38,037,000
7.75%, 09/01/20[b]	39,662	39,265,380
7.75%, 09/01/21[b]	26,992	26,620,860
7.75%, 09/01/22[b]	31,856	31,179,060
7.75%, 09/01/23[b]	33,704	32,777,140
7.75%, 09/01/24[b]	28,770	27,691,125
7.75%, 09/01/25[b]	34,528	33,060,560
7.75%, 09/01/26[b]	30,049	28,696,795
7.75%, 09/01/27[b]	29,530	28,090,412

		285,418,332
URUGUAY — 2.39%
Uruguay Government International Bond
4.38%, 10/27/27	51,519	54,610,090
4.50%, 08/14/24	38,481	42,040,263
5.10%, 06/18/50	96,884	96,399,864
7.63%, 03/21/36	27,111	37,243,736

		230,293,953
VENEZUELA — 1.38%
Venezuela Government International Bond
6.00%, 12/09/20[b]	9,394	4,227,300
7.00%, 12/01/18[b]	10,036	6,084,325
7.00%, 03/31/38[b]	14,546	6,127,503
7.65%, 04/21/25[b]	23,889	10,212,548
7.75%, 10/13/19[b]	21,990	11,270,080
8.25%, 10/13/24[b]	20,489	8,989,549
9.00%, 05/07/23[b]	19,641	8,912,104
9.25%, 09/15/27	35,226	17,524,935
9.25%, 05/07/28[b]	16,657	7,683,041
9.38%, 01/13/34	15,101	6,965,336
11.75%, 10/21/26[b]	22,181	12,338,181
11.95%, 08/05/31[b]	34,328	19,137,971
12.75%, 08/23/22[b]	22,875	13,267,558

		132,740,431

Security	Principal (000s)	Value
VIETNAM — 0.25%
Vietnam Government International Bond
4.80%, 11/19/24[b]	$22,812	$24,140,799

		24,140,799
ZAMBIA — 0.55%
Zambia Government International Bond
8.50%, 04/14/24[b]	25,863	25,151,768
8.97%, 07/30/27[b]	28,039	27,443,171

		52,594,939

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $7,831,991,695)		7,872,142,728

SHORT-TERM INVESTMENTS — 0.29%

MONEY MARKET FUNDS — 0.29%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[e,f]	27,984	27,984,356

		27,984,356

TOTAL SHORT-TERM INVESTMENTS
(Cost: $27,984,356)		27,984,356

TOTAL INVESTMENTS IN SECURITIES — 98.08%
(Cost: $9,425,803,453)[g]		9,463,692,525
Other Assets, Less Liabilities — 1.92%		185,603,039

NET ASSETS — 100.00%		$9,649,295,564

[a]	Investments are denominated in U.S. dollars.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	The cost of investments for federal income tax purposes was $9,461,646,001. Net unrealized appreciation was $2,046,524, of which $140,533,275 represented gross unrealized appreciation on securities and $138,486,751 represented gross unrealized depreciation on securities.

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$1,563,565,441	$—	$1,563,565,441
Foreign government obligations	—	7,872,142,728	—	7,872,142,728
Money market funds	27,984,356	—	—	27,984,356

Total	$27,984,356	$9,435,708,169	$—	$9,463,692,525

See notes to financial statements.

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2016

ASSETS
Investments, at cost:
Unaffiliated	$9,397,819,097
Affiliated (Note 2)	27,984,356

Total cost of investments	$9,425,803,453

Investments in securities, at fair value (Note 1):
Unaffiliated	$9,435,708,169
Affiliated (Note 2)	27,984,356

Total fair value of investments	9,463,692,525
Cash	1,456,262
Receivables:
Investment securities sold	194,457,646
Due from custodian (Note 4)	83,425,352
Interest	127,500,173
Capital shares sold	271,599

Total Assets	9,870,803,557

LIABILITIES
Payables:
Investment securities purchased	217,940,706
Capital shares redeemed	359,343
Investment advisory fees (Note 2)	3,207,944

Total Liabilities	221,507,993

NET ASSETS	$9,649,295,564

Net assets consist of:
Paid-in capital	$9,743,126,455
Undistributed net investment income	23,062,495
Accumulated net realized loss	(154,782,458)
Net unrealized appreciation	37,889,072

NET ASSETS	$9,649,295,564

Shares outstanding[a]	84,100,000

Net asset value per share	$114.74

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statement of Operations

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

Year ended October 31, 2016

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$39,521
Interest — unaffiliated	342,328,200
Miscellaneous income	3,258

Total investment income	342,370,979

EXPENSES
Investment advisory fees (Note 2)	39,064,694

Total expenses	39,064,694
Less investment advisory fees waived (Note 2)	(12,802,052)

Net expenses	26,262,642

Net investment income	316,108,337

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(48,027,199)
In-kind redemptions — unaffiliated	128,965,529
Realized gain distributions from affiliated funds	46

Net realized gain	80,938,376

Net change in unrealized appreciation/depreciation	255,360,546

Net realized and unrealized gain	336,298,922

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$652,407,259

See notes to financial statements.

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

	Year ended October 31, 2016	Year ended October 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$316,108,337	$217,885,277
Net realized gain (loss)	80,938,376	(60,077,612)
Net change in unrealized appreciation/depreciation	255,360,546	(222,657,001)

Net increase (decrease) in net assets resulting from operations	652,407,259	(64,849,336)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(321,652,097)	(220,652,648)

Total distributions to shareholders	(321,652,097)	(220,652,648)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,405,191,061	2,970,814,249
Cost of shares redeemed	(4,551,094,063)	(3,368,836,785)

Net increase (decrease) in net assets from capital share transactions	4,854,096,998	(398,022,536)

INCREASE (DECREASE) IN NET ASSETS	5,184,852,160	(683,524,520)

NET ASSETS
Beginning of year	4,464,443,404	5,147,967,924

End of year	$9,649,295,564	$4,464,443,404

Undistributed net investment income included in net assets at end of year	$23,062,495	$14,319,993

SHARES ISSUED AND REDEEMED
Shares sold	84,000,000	26,900,000
Shares redeemed	(41,100,000)	(30,800,000)

Net increase (decrease) in shares outstanding	42,900,000	(3,900,000)

See notes to financial statements.

FINANCIAL STATEMENTS	47

Financial Highlights

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

(For a share outstanding throughout each period)

	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012
Net asset value, beginning of year	$108.36	$114.15	$110.96	$120.81	$109.56

Income from investment operations:
Net investment income[a]	5.39	5.08	4.86	5.00	5.25
Net realized and unrealized gain (loss)[b]	6.57	(5.75)	3.17	(9.77)	11.23

Total from investment operations	11.96	(0.67)	8.03	(4.77)	16.48

Less distributions from:
Net investment income	(5.58)	(5.12)	(4.84)	(5.08)	(5.23)

Total distributions	(5.58)	(5.12)	(4.84)	(5.08)	(5.23)

Net asset value, end of year	$114.74	$108.36	$114.15	$110.96	$120.81

Total return	11.35%	(0.55)%	7.45%	(4.01)%	15.50%

Ratios/Supplemental data:
Net assets, end of year (000s)	$9,649,296	$4,464,443	$5,147,968	$3,850,273	$6,185,433
Ratio of expenses to average net assets	0.40%	0.40%	0.59%	0.60%	0.60%
Ratio of expenses to average net assets prior to waived fees	0.59%	0.60%	0.60%	n/a	n/a
Ratio of net investment income to average net assets	4.81%	4.61%	4.35%	4.30%	4.61%
Portfolio turnover rate[c]	32%	24%	52%	32%	30%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
J.P. Morgan USD Emerging Markets Bond	Non-diversified

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2016, if any, are disclosed in the Fund’s statement of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.6000%		First $19 billion
0.5700	[a]	Over $19 billion, up to and including $33 billion
0.5415	[a]	Over $33 billion, up to and including $47 billion[b]
0.5145	[a]	Over $47 billion[b]

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.
[b]	Breakpoint level was amended effective July 1, 2016.

The total of the investment advisory fee and any other fund expenses are a fund’s total annual operating expenses. BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2018 in order to limit total annual operating expenses after fee waiver to 0.40% of average daily net assets.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2016, the purchases and sales transactions executed by the Fund, pursuant to Rule 17a-7 under the 1940 Act were $49,154,283 and $57,042,502, respectively.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BlackRock Institutional Trust Company, N.A. and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2016, were $2,284,016,435 and $ 2,040,605,263, respectively.

In-kind purchases and sales (see Note 4) for the year ended October 31, 2016, were $8,957,789,636 and $4,446,849,699, respectively.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statements of changes in net assets.

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statement of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statement of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, the Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks the Fund is exposed to include market risk and credit risk. The Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by virtue of its investment in equity, fixed income and/or financial derivative instruments or indirectly by virtue of its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by a fund issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a fund.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Mortgage-backed securities and securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than other types of bonds or securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

High yield securities that are rated below investment-grade (including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch or “Baa3” by Moody’s) or are unrated, may be more volatile than higher-rated securities of similar maturity. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities. In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

6.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2016, attributable to interest accruals on defaulted bonds and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$102,751,738	$14,286,262	$(117,038,000)

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 was as follows:

	2016	2015
Ordinary income	$321,652,097	$220,652,648

As of October 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
$23,062,495	$(118,939,910)	$2,046,524	$(93,830,891)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2016, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Non- Expiring [a]	Expiring 2018	Total
$118,843,880	$96,030	$118,939,910

[a]	Must be utilized prior to losses subject to expiration.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	55

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares J.P. Morgan USD Emerging Markets Bond ETF (the “Fund”) at October 31, 2016, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2016

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	57

Notes:

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a daily basis on the Fund’s website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1019-1016

OCTOBER 31, 2016

2016 ANNUAL REPORT

iShares U.S. ETF Trust

➢	iShares Commodities Select Strategy ETF | COMT | NASDAQ

Management’s Discussion of Fund Performance

iSHARES® COMMODITIES SELECT STRATEGY ETF

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets advanced modestly for the 12 months ended October 31, 2016 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 2.05% for the reporting period.

Early in the reporting period, global stock markets declined broadly amid lower energy prices and weaker global economic growth, including slowdowns in stronger developed economies such as the U.S. and U.K. In response, many of the world’s central banks took more aggressive actions to stimulate economic activity, including expanded quantitative easing measures and negative interest rates.

In the U.S., the Federal Reserve Bank (the “Fed”) ended a seven-year period of near-zero interest rates by raising its short-term interest rate target in December 2015. The Fed’s first interest rate hike since June 2006 increased the federal funds target rate from a range of 0%-0.25% to a range of 0.25%-0.50%.

After bottoming in mid-February 2016, global equity markets reversed course, rallying sharply over the ensuing six months. Central bank stimulus activity and a recovery in energy prices helped global equity markets rebound, as did signs of stabilization in China, which had experienced a marked economic slowdown that put downward pressure on its currency. Despite the overall upward trend, geopolitical factors — including the “Brexit” referendum (an affirmative vote for the U.K. to leave the European Union), terrorist attacks in France, and an attempted coup in Turkey — contributed to increased equity market volatility.

Global equity markets gave back some gains over the last two months of the reporting period amid uncertainty about Fed interest rate policy, the outcome of the U.S. presidential election, and growth prospects for the global economy.

Among developed markets, the Asia/Pacific region delivered the best returns, gaining approximately 6% overall for the reporting period. New Zealand and Australia were the leading markets in the region, benefiting from improving economic growth during the reporting period, while the laggards included Singapore and Japan. In particular, the Japanese equity market declined by approximately 10%, but a strong rally in the Japanese yen (which appreciated by 15% against the U.S. dollar) helped offset the overall market decline, resulting in a 3% gain in U.S. dollar terms.

The U.S. equity market returned approximately 4% for the reporting period. Although employment growth remained robust, other segments of the U.S. economy struggled, leading to three consecutive quarters of growth below a 1.5% annual rate. As a result, the Fed — which was expected to raise short-term interest rates further in 2016 — held rates steady through the first 10 months of the year. However, improving economic activity late in the reporting period led to expectations of another Fed rate hike before the end of the year.

European stock markets declined by approximately 7% for the reporting period. Markets in Italy and Spain, which were adversely affected by political instability and struggling banking sectors, declined the most, while Austria and Portugal performed the best. In the U.K., the equity market advanced by about 13%, but a sharp decline in the British pound in the wake of the Brexit vote in June led to negative returns in U.S. dollar terms.

Emerging markets stocks outperformed developed markets, advancing by more than 9% for the reporting period in U.S. dollar terms. Latin American equity markets generated the best returns, led by rebounding markets in Peru and Brazil, while emerging markets in Europe and the Middle East lagged.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® COMMODITIES SELECT STRATEGY ETF

Performance as of October 31, 2016

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(1.23)%	(18.29)%	(1.23)%	(33.86)%
Fund Market	(1.20)%	(18.30)%	(1.20)%	(33.88)%
S&P GSCI Commodity Total Return Index	(13.73)%	(25.93)%	(13.73)%	(45.81)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/15/14. The first day of secondary market trading was 10/16/14.

The S&P GSCITM Commodity Total Return Index is an unmanaged index that measures the performance of general commodity price movements and inflation in the world economy.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,008.70	$2.42	$1,000.00	$1,022.70	$2.44	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 8 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

The iShares Commodities Select Strategy ETF (the “Fund”) seeks total return by providing investors with broad commodity exposure. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was -1.23%, net of fees.

The Fund declined slightly overall in a volatile period for commodities and commodity-related investments. The Fund maintained its broad commodities exposure by investing approximately 70% in commodity-linked futures contracts and 30% in commodity-related stocks during the reporting period. While the equity component rose for the reporting period, largely due to positive results from metals and mining stocks, the futures portion of the Fund declined, resulting in a negative overall return.

Commodity prices generally fell in late 2015, reflecting a marked slowdown in global economic activity. After bottoming in early 2016, however, commodity prices staged a broad recovery over the remainder of the reporting period in response to increased economic stimulus efforts and improving global economic growth.

Futures in the energy sector, which represented more than 60% of the total futures exposure at the end of the reporting period, detracted the most from the Fund’s performance. Although energy prices stabilized during the reporting period, they declined overall as a result of continued excess supply and weak demand. Agricultural and livestock futures, which represented more than a quarter of the Fund at the end of the reporting period, benefited from changing consumption patterns, rising demand in China and other emerging markets, and increased investment demand.

In the equity component, commodity-related stocks from the United Kingdom, Australia, the United States, and Canada contributed the most to Fund performance. By industry segment, diversified metals and mining companies were the leading contributors, followed by paper and packaging companies and gold miners. On the downside, energy stocks were the largest detractors from the Fund’s performance for the reporting period.

ALLOCATION BY SECTOR

As of 10/31/16

Sector/Investment Type	% of Net Assets

Base Metal Equities	10.51%
Agriculture Equities	7.42
Precious Metals Equities	5.90
Timber Equities	5.05
Energy Equities	2.12
Short-term	67.03
Cash	3.96
Other Assets, Less Liabilities	(1.99)

TOTAL	100.00%

COMMODITY-LINKED FUTURES

As of 10/31/16

Sector Exposure[1]	% of Net Assets

Energy Futures	41.61%
Agriculture Futures	15.64
Base Metals Futures	7.02
Livestock Futures	3.57
Precious Metals Futures	1.13

TOTAL	68.97%

[1]	Exposures are calculated as the current notional value of the futures contracts as a percentage of net assets.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2016 and held through October 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® COMMODITIES SELECT STRATEGY ETF

October 31, 2016

Security	Shares	Value
COMMON STOCKS — 30.97%

AEROSPACE & DEFENSE — 0.91%
Alcoa Inc.[a]	101,349	$2,910,743

		2,910,743
AGRICULTURAL & FARM MACHINERY — 1.40%
AGCO Corp.	8,325	425,241
CNH Industrial NV	121,395	944,453
Deere & Co.	35,342	3,120,699

		4,490,393
AGRICULTURAL PRODUCTS — 1.23%
Archer-Daniels-Midland Co.	63,637	2,772,664
Bunge Ltd.	15,253	945,839
Fresh Del Monte Produce Inc.	3,589	216,596

		3,935,099
ALUMINUM — 0.14%
Aluminum Corp. of China Ltd.[a,b]	37,115	349,623
Constellium NVa	21,850	114,713

		464,336
COAL & CONSUMABLE FUELS — 0.01%
Cameco Corp.	2,371	18,257
Yanzhou Coal Mining Co. Ltd.	1,549	11,493

		29,750
COPPER — 0.67%
Freeport-McMoRan Inc.	179,722	2,009,292
Nevsun Resources Ltd.	44,524	129,565

		2,138,857
DIVERSIFIED METALS & MINING — 8.78%
BHP Billiton Ltd. ADR	299,480	10,487,790
BHP Billiton PLC	197,185	5,962,874
HudBay Minerals Inc.[b]	46,393	197,170
Rio Tinto PLC ADR	238,251	8,303,047
Teck Resources Ltd. Class Bb	91,668	1,978,196
Turquoise Hill Resources Ltd.[a]	193,645	600,300
Vedanta Ltd. ADR	53,856	649,503

		28,178,880
FERTILIZERS & AGRICULTURAL CHEMICALS — 4.79%
Agrium Inc.	16,060	1,474,629
CF Industries Holdings Inc.	26,982	647,838
FMC Corp.	15,488	726,232
Israel Chemicals Ltd.[a,b]	60,685	214,218
Monsanto Co.	50,646	5,103,597
Mosaic Co. (The)	40,533	953,741
Potash Corp. of Saskatchewan Inc.	97,538	1,587,919

Security	Shares	Value
Sociedad Quimica y Minera de Chile SA ADR	10,729	$313,931
Syngenta AG ADR	53,964	4,339,785

		15,361,890
FOREST PRODUCTS — 0.04%
Deltic Timber Corp.	2,381	133,765

		133,765
GOLD — 5.33%
Agnico Eagle Mines Ltd.	32,220	1,636,776
Alamos Gold Inc. Class A	38,916	305,491
AngloGold Ashanti Ltd.[a]	58,769	807,486
B2Gold Corp.[a,b]	135,668	392,080
Barrick Gold Corp.	166,512	2,928,946
Cia. de Minas Buenaventura SA ADR[a]	26,898	357,474
Eldorado Gold Corp.[a,b]	68,482	216,403
Franco-Nevada Corp.	25,498	1,669,099
Gold Fields Ltd.	108,271	449,325
Goldcorp Inc.	121,940	1,853,488
IAMGOLD Corp.[a]	64,395	258,224
Kinross Gold Corp.[a]	179,623	693,345
New Gold Inc.[a]	73,280	290,189
Newmont Mining Corp.	75,815	2,808,187
NovaGold Resources Inc.[a,b]	31,094	155,470
Pretium Resources Inc.[a]	21,928	214,675
Randgold Resources Ltd. ADR	8,781	779,138
Sibanye Gold Ltd.	23,733	265,810
Tahoe Resources Inc.	44,983	542,495
Yamana Gold Inc.	137,071	487,973

		17,112,074
INTEGRATED OIL & GAS — 1.19%
BP PLC ADR	9,730	345,901
Cenovus Energy Inc.	2,954	42,656
Chevron Corp.	5,767	604,093
China Petroleum & Chemical Corp.	780	56,488
Ecopetrol SA ADR[a]	762	6,622
Eni SpA	4,110	119,519
Exxon Mobil Corp.	12,675	1,056,081
Imperial Oil Ltd.	967	31,408
Occidental Petroleum Corp.	2,335	170,245
Petrobras Argentina SA ADR[a]	202	1,341
PetroChina Co. Ltd.	732	49,578
Petroleo Brasileiro SA ADR[a,b]	4,550	53,099
Royal Dutch Shell PLC Class A ADR	6,730	335,221

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

October 31, 2016

Security	Shares	Value
Royal Dutch Shell PLC Class B ADR	5,839	$305,438
Sasol Ltd.	1,773	48,775
Statoil ASA	3,217	52,244
Suncor Energy Inc.	5,088	152,742
Total SA ADR	7,703	367,741
YPF SA ADR	838	14,883

		3,814,075
OIL & GAS DRILLING — 0.03%
Ensco PLC Class A	1,070	8,367
Helmerich & Payne Inc.	464	29,283
Nabors Industries Ltd.	933	11,103
Noble Corp. PLC	813	4,016
Precision Drilling Corp.	2,379	10,587
Rowan Companies PLC Class A	427	5,666
Seadrill Ltd.[a,b]	3,493	7,440
Transocean Ltd.[a]	1,161	11,157

		87,619
OIL & GAS EQUIPMENT & SERVICES — 0.20%
Amec Foster Wheeler PLC ADR	1,091	5,881
Baker Hughes Inc.	1,193	66,092
Core Laboratories NV	178	17,261
FMC Technologies Inc.[a]	827	26,687
Frank’s International NVb	96	1,080
Halliburton Co.	2,394	110,124
McDermott International Inc.[a]	1,838	9,447
National Oilwell Varco Inc.	1,223	39,258
Oceaneering International Inc.	495	11,781
Schlumberger Ltd.	3,877	303,298
Tenaris SA ADR	672	18,950
Weatherford International PLC[a]	3,535	17,039

		626,898
OIL & GAS EXPLORATION & PRODUCTION — 0.36%
Advantage Oil & Gas Ltd.[a]	1,303	8,795
Anadarko Petroleum Corp.	1,504	89,398
Antero Resources Corp.[a]	369	9,767
Apache Corp.	977	58,112
Baytex Energy Corp.[a]	1,952	7,515
Cabot Oil & Gas Corp.	1,198	25,014
Canadian Natural Resources Ltd.	3,050	96,716
Chesapeake Energy Corp.[a]	1,798	9,907
Cimarex Energy Co.	292	37,706
CNOOC Ltd.	461	57,846
Concho Resources Inc.[a]	361	45,825
ConocoPhillips	3,327	144,558

Security	Shares	Value
Continental Resources Inc./OKa,b	337	$16,483
Crescent Point Energy Corp.	1,393	16,605
Devon Energy Corp.	1,348	51,076
Encana Corp.	2,452	23,392
Energen Corp.	356	17,846
Enerplus Corp.	1,454	9,771
EOG Resources Inc.	1,481	133,912
EQT Corp.	528	34,848
Hess Corp.	808	38,760
Kosmos Energy Ltd.[a]	1,362	7,096
Marathon Oil Corp.	2,182	28,759
Murphy Oil Corp.	623	16,117
Noble Energy Inc.	1,107	38,158
Pioneer Natural Resources Co.	468	83,781
Range Resources Corp.	468	15,814
Southwestern Energy Co.[a]	1,710	17,767
Vermilion Energy Inc.	454	17,833
Whiting Petroleum Corp.[a,b]	1,390	11,454

		1,170,631
OIL & GAS REFINING & MARKETING — 0.13%
Cosan Ltd.	661	5,883
HollyFrontier Corp.	946	23,602
Marathon Petroleum Corp.	2,122	92,498
Phillips 66	1,785	144,853
Tesoro Corp.	475	40,361
Valero Energy Corp.	1,963	116,288

		423,485
OIL & GAS STORAGE & TRANSPORTATION — 0.18%
Cheniere Energy Inc.[a]	551	20,773
DHT Holdings Inc.	226	920
Dorian LPG Ltd.[a,b]	980	5,517
Enbridge Inc.	2,185	94,326
Euronav SAa	1,028	8,070
Frontline Ltd./Bermuda[b]	957	6,862
GasLog Ltd.	504	7,736
Gener8 Maritime Inc.[a]	1,349	5,693
Golar LNG Ltd.	476	10,420
Kinder Morgan Inc./DE	4,776	97,574
Navigator Holdings Ltd.[a]	88	669
Nordic American Tankers Ltd.[b]	264	2,157
ONEOK Inc.	492	23,827
Pembina Pipeline Corp.	1,118	34,390
Scorpio Tankers Inc.	1,624	6,220
Ship Finance International Ltd.	557	7,046

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

October 31, 2016

Security	Shares	Value
Spectra Energy Corp.	1,639	$68,526
Teekay Corp.	838	5,472
Teekay Tankers Ltd. Class A	2,476	5,274
TransCanada Corp.	2,001	90,605
Tsakos Energy Navigation Ltd.	203	913
Ultrapar Participacoes SA ADR	991	22,397
Williams Companies Inc. (The)	1,783	52,064

		577,451
PAPER PACKAGING — 2.90%
International Paper Co.	89,097	4,012,038
Packaging Corp. of America	20,418	1,684,485
Sonoco Products Co.	21,837	1,098,183
WestRock Co.	54,493	2,517,031

		9,311,737
PAPER PRODUCTS — 0.26%
Fibria Celulose SA ADR	49,210	392,696
KapStone Paper and Packaging Corp.	19,042	345,422
Resolute Forest Products Inc.[a]	20,656	98,116

		836,234
PRECIOUS METALS & MINERALS — 0.06%
Dominion Diamond Corp.	23,770	202,283

		202,283
SILVER — 0.51%
First Majestic Silver Corp.[a,b]	18,465	148,643
Pan American Silver Corp.	17,177	275,347
Silver Wheaton Corp.	49,685	1,197,906

		1,621,896
SPECIALIZED REITS — 1.85%
Potlatch Corp.	8,946	343,526
Rayonier Inc.	26,622	714,002
Weyerhaeuser Co.	162,428	4,861,470

		5,918,998

TOTAL COMMON STOCKS
(Cost: $97,634,391)		99,347,094

PREFERRED STOCKS — 0.02%

INTEGRATED OIL & GAS — 0.02%
Petroleo Brasileiro SA ADR[a]	6,911	76,436

		76,436

TOTAL PREFERRED STOCKS
(Cost: $52,080)		76,436

Security	Principal	Value
SHORT-TERM INVESTMENTS — 67.03%

CERTIFICATES OF DEPOSIT — 3.43%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
1.20%, 03/16/17	$6,000,000	$6,005,660
DG Bank/NY
0.95%, 12/06/16	5,000,000	5,001,054

TOTAL CERTIFICATES OF DEPOSIT
(Cost: $11,000,000)		11,006,714

COMMERCIAL PAPER[c] — 50.28%
ABN AMRO Funding USA LLC
0.91%, 01/09/17	6,250,000	6,242,623
Alpine Securitization Ltd.
1.08%, 02/03/17	5,000,000	4,986,806
American Honda Finance Corp.
0.50%, 11/16/16	3,650,000	3,649,346
Antalis SA Antalis Sa
1.05%, 12/28/16	4,000,000	3,995,225
ANZ National International Ltd.
0.88%, 02/24/17	3,100,000	3,090,111
Atlantic Asset Securitization LLC Atlantic Asset Securitization
1.05%, 02/21/17	5,000,000	4,983,741
AutoZone Inc.
0.71%, 11/14/16	8,600,000	8,597,498
Barton Capital Corp.
0.95%, 11/04/16	5,000,000	4,999,751
BPCE SA
0.94%, 01/09/17	7,000,000	6,991,602
CAFCO LLC
0.91%, 12/07/16	7,000,000	6,995,417
Caisse des Depots et Consignations
0.93%, 02/16/17	5,000,000	4,986,170
Coca-Cola Co. (The)
1.02%, 09/25/17	2,000,000	1,980,095
Collateralized Commercial Paper Co., LLC
1.00%, 01/10/17	3,000,000	2,995,042
Crown Point Cap Co.
1.12%, 01/04/17	2,000,000	1,997,147
Gotham Funding Corp.
1.03%, 12/16/16	6,000,000	5,994,748
1.07%, 02/03/17	2,000,000	1,994,722

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

October 31, 2016

Security	Principal	Value
Macquarie Bank Ltd.
1.03%, 12/13/16	$5,200,000	$5,194,851
0.97%, 01/06/17	3,500,000	3,493,675
Manhattan Asset Funding Co., LLC
0.94%, 11/16/16	5,000,000	4,998,829
Matchpoint Finance PLC
1.02%, 12/14/16	5,000,000	4,995,969
Medtronic Global Holdings SCA
0.70%, 11/02/16	2,700,000	2,699,901
0.74%, 11/08/16	6,000,000	5,999,104
Mizuho Bank Ltd./NY
0.89%, 01/17/17	2,600,000	2,595,674
Mont Blanc Capital Corp.
0.92%, 11/10/16	5,000,000	4,999,312
National Australia Bank Ltd.
1.16%, 07/28/17	1,700,000	1,685,392
NBCUniversal Enterprise Inc.
0.80%, 12/08/16	8,000,000	7,992,898
Omnicom Group Inc.
0.80%, 11/08/16	2,000,000	1,999,675
0.79%, 11/28/16	6,300,000	6,295,997
Oversea-Chinese Banking Corp. Ltd. Oversea-Chinese Banking Corp. Ltd
0.90%, 12/12/16	7,000,000	6,996,031
Starbird Funding Corp.
1.33%, 03/06/17	6,000,000	5,977,614
United Technologies Corp.
0.77%, 11/17/16	2,300,000	2,299,178
Versailles CDS LLC
0.95%, 11/15/16	5,000,000	4,998,917
1.00%, 01/17/17	3,000,000	2,994,189
Victory Receivables Corp.
1.01%, 12/14/16	6,000,000	5,995,050
0.65%, 11/07/16	2,600,000	2,599,757
Xcel Energy Inc.
0.78%, 11/03/16	2,000,000	1,999,880

TOTAL COMMERCIAL PAPER
(Cost: $161,261,546)		161,291,937

Security	Shares or Principal	Value
MONEY MARKET FUNDS — 5.78%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.72%[d,e,f]	862,973	$863,059
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[d,e,g]	17,693,533	17,693,533

		18,556,592
U.S. GOVERNMENT OBLIGATIONS — 7.54%
U.S. Treasury Bill[c]
0.27%, 11/10/16	$800,000	799,975
0.34%, 12/08/16	23,400,000	23,395,928

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $24,191,889)		24,195,903

TOTAL SHORT-TERM INVESTMENTS
(Cost: $215,009,942)		215,051,146

TOTAL INVESTMENTS IN SECURITIES — 98.02%
(Cost: $312,696,413)[h]		314,474,676
Other Assets, Less Liabilities — 1.98%		6,345,138

NET ASSETS — 100.00%		$320,819,814

ADR  —  American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Rates shown are discount rates paid at the time of purchase.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	Includes portion held by the Subsidiary in the amount of $17,545,046.
[h]	The cost of investments for federal income tax purposes was $315,756,881. Net unrealized depreciation was $1,282,205, of which $7,598,808 represented gross unrealized appreciation on securities and $8,881,013 represented gross unrealized depreciation on securities.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

October 31, 2016

Schedule 1 — Futures Contracts (Note 5)

Futures contracts outstanding as of October 31, 2016 were as follows:i

Issue	Number of long (short) contracts	Expiration date	Exchange	Initial notional value	Current notional value	Unrealized appreciation (depreciation)
Aluminum	172	Jan. 2017	London Metal	$6,906,042	$7,461,575	$555,533
Brent Crude Oil	798	Aug. 2017	ICE Futures U.S.	44,183,077	41,456,100	(2,726,977)
Cattle Feeder	33	Jan. 2017	Chicago Mercantile Exchange	1,898,691	1,914,000	15,309
Cocoa	49	Mar. 2017	ICE Futures U.S.	1,432,560	1,295,070	(137,490)
Coffee	55	May. 2017	ICE Futures U.S.	3,233,140	3,500,063	266,923
Copper	72	May. 2017	London Metal	8,662,472	8,759,250	96,778
Corn	694	Mar. 2017	Chicago Board of Trade	11,952,758	12,587,425	634,667
Cotton	110	Dec. 2016	NYCE - New York Cotton Exchange	3,737,390	3,787,300	49,910
Gasoline RBOB	188	Dec. 2016	New York Mercantile	10,579,460	11,208,372	628,912
Gold	24	Jun. 2017	COMEX	3,037,998	3,080,160	42,162
KC HRW Wheat	98	May. 2017	Chicago Board of Trade	2,166,316	2,179,275	12,959
Lead	36	Jun. 2017	London Metal	1,852,343	1,871,100	18,757
Lean Hogs	148	Dec. 2016	Chicago Mercantile	3,107,767	2,838,640	(269,127)
Live Cattle	175	Jun. 2017	Chicago Mercantile	6,584,208	6,695,500	111,292
Low Sulphur Gasoil	261	Dec. 2016	ICE Futures U.S.	12,269,411	11,516,625	(752,786)
Natural Gas	280	Apr. 2017	New York Mercantile	8,561,139	8,604,400	43,261
Nickel	24	Jun. 2017	London Metal	1,511,556	1,518,480	6,924
NY Harbor ULSD	168	Apr. 2017	New York Mercantile	10,895,296	10,903,637	8,341
Silver	6	Mar. 2017	COMEX	527,518	537,420	9,902
Soybean	194	Jan. 2017	Chicago Board of Trade	9,319,114	9,813,975	494,861
Sugar	346	Jul. 2017	ICE Futures U.S.	8,413,286	7,967,411	(445,875)
Wheat	403	May. 2017	Chicago Board of Trade	8,832,074	9,032,237	200,163
WTI Crude Oil	993	Jul. 2017	New York Mercantile	53,164,518	49,808,880	(3,355,638)
Zinc	47	Jun. 2017	London Metal	2,689,058	2,901,369	212,311

Net unrealized depreciation						$(4,278,928)

[i]	Represents positions held in the Subsidiary.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$99,347,094	$—	$—	$99,347,094
Preferred stocks	76,436	—	—	76,436
Certificates of deposit	—	11,006,714	—	11,006,714
Commercial paper	—	161,291,937	—	161,291,937
U.S. government obligations	—	24,195,903	—	24,195,903
Money market funds	18,556,592	—	—	18,556,592

Total	$117,980,122	$196,494,554	$—	$314,474,676

Derivative financial instruments[a]:
Assets:
Futures contracts	$3,408,965	$—	$—	$3,408,965
Liabilities:
Futures contracts	(7,687,893)	—	—	(7,687,893)

Total	$(4,278,928)	$—	$—	$(4,278,928)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Statement of Assets and Liabilities

iSHARES® COMMODITIES SELECT STRATEGY ETF

October 31, 2016

ASSETS
Investments, at cost:
Unaffiliated	$294,139,906
Affiliated (Note 2)	18,556,507

Total cost of investments	$312,696,413

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$295,918,084
Affiliated (Note 2)	18,556,592

Total fair value of investments	314,474,676
Foreign currency, at value[b]	90
Cash pledged to broker[c]	12,964,603
Receivables:
Dividends and interest	93,096
Futures variation margin[c]	891,438
Tax reclaims	18,768

Total Assets	328,442,671

LIABILITIES
Payables:
Investment securities purchased	1,685,392
Collateral for securities on loan (Note 1)	862,972
Futures variation margin[c]	4,696,826
Due to custodian	244,389
Deferred foreign capital gains taxes (Note 1)	25
Investment advisory fees (Note 2)	133,253

Total Liabilities	7,622,857

NET ASSETS	$320,819,814

Net assets consist of:
Paid-in capital	$343,238,657
Distributions in excess of net investment income	(852,987)
Accumulated net realized loss	(19,066,299)
Net unrealized depreciation	(2,499,557)

NET ASSETS	$320,819,814

Shares outstanding[d]	9,900,000

Net asset value per share	$32.41

[a]	Securities on loan with a value of $813,925. See Note 1.
[b]	Cost of foreign currency: $90.
[c]	Represents assets or liabilities held in the Subsidiary.
[d]	No par value, unlimited number of shares authorized.

See notes to consolidated financial statements.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Operations

iSHARES® COMMODITIES SELECT STRATEGY ETF

Year ended October 31, 2016

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$1,996,963
Dividends — affiliated (Note 2)	45,372
Interest — unaffiliated	480,661
Miscellaneous income	57,792
Securities lending income — affiliated — net (Note 2)	66,689

Total investment income	2,647,477

EXPENSES
Investment advisory fees (Note 2)	1,286,752

Total expenses	1,286,752
Less investment advisory fees waived (Note 2)	(4,684)

Net expenses	1,282,068

Net investment income	1,365,409

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(16,622,844)
Investments — affiliated (Note 2)	3
In-kind redemptions — unaffiliated	971,195
Futures contracts	(7,159,652)
Foreign currency transactions	(495)
Realized gain distributions from affiliated funds	138

Net realized loss	(22,811,655)

Net change in unrealized appreciation/depreciation on:
Investments[b]	25,687,788
Futures contracts	1,373,103
Translation of assets and liabilities in foreign currencies	(3)

Net change in unrealized appreciation/depreciation	27,060,888

Net realized and unrealized gain	4,249,233

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,614,642

[a]	Net of foreign withholding tax of $77,867.
[b]	Net of deferred foreign capital gains taxes of $25.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	15

Consolidated Statements of Changes in Net Assets

iSHARES® COMMODITIES SELECT STRATEGY ETF

	Year ended October 31, 2016	Year ended October 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,365,409	$1,440,157
Net realized loss	(22,811,655)	(40,320,094)
Net change in unrealized appreciation/depreciation	27,060,888	(29,819,254)

Net increase (decrease) in net assets resulting from operations	5,614,642	(68,699,191)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,347,562)	(3,140,724)
Return of capital	—	(31,122)

Total distributions to shareholders	(1,347,562)	(3,171,846)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	110,450,896	323,459,573
Cost of shares redeemed	(47,754,983)	(18,004,803)

Net increase in net assets from capital share transactions	62,695,913	305,454,770

INCREASE IN NET ASSETS	66,962,993	233,583,733

NET ASSETS
Beginning of year	253,856,821	20,273,088

End of year	$320,819,814	$253,856,821

Distributions in excess of net investment income included in net assets at end of year	$(852,987)	$(1,548,514)

SHARES ISSUED AND REDEEMED
Shares sold	3,800,000	7,800,000
Shares redeemed	(1,600,000)	(500,000)

Net increase in shares outstanding	2,200,000	7,300,000

See notes to consolidated financial statements.

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights

iSHARES® COMMODITIES SELECT STRATEGY ETF

(For a share outstanding throughout each period)

	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Period from Oct. 15, 2014[a] to Oct. 31, 2014
Net asset value, beginning of period	$32.97	$50.68	$50.04

Income from investment operations:
Net investment income (loss)[b]	0.16	0.26	(0.01)
Net realized and unrealized gain (loss)[c]	(0.57)	(17.35)	0.65

Total from investment operations	(0.41)	(17.09)	0.64

Less distributions from:
Net investment income	(0.15)	(0.61)	—
Return of capital	—	(0.01)	—

Total distributions	(0.15)	(0.62)	—

Net asset value, end of period	$32.41	$32.97	$50.68

Total return	(1.23)%	(33.88)%	1.28%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$320,820	$253,857	$20,273
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%
Ratio of expenses to average net assets prior to waived fees[e]	0.48%	0.48%	n/a
Ratio of net investment income (loss) to average net assets[e]	0.51%	0.68%	(0.23)%
Portfolio turnover rate[f]	43%	76%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	17

Notes to Consolidated Financial Statements

iSHARES® COMMODITIES SELECT STRATEGY ETF

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated June 21, 2011.

These consolidated financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Commodities Select Strategy	Non-diversified

The Fund carries out its investment strategies associated with investment in commodity-linked futures contracts and other derivatives (“commodity-linked investments”) by investing up to 25% of its total assets in iShares Commodities Strategy Cayman Ltd., a wholly-owned subsidiary organized in the Cayman Islands (the “Subsidiary”). The investment adviser of the Fund also serves as the investment adviser to the Subsidiary. Investments in the Subsidiary enable the Fund to hold the commodity-linked investments and satisfy regulated investment company tax requirements. The accompanying consolidated schedule of investments and consolidated financial statements for the Fund include the positions and accounts, respectively, of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated.

The following table shows a summary of selected financial information of the Subsidiary included in the consolidated financial statements of the Fund, as of and for the year ended October 31, 2016:

Consolidated Statement of Assets and Liabilities
Total Assets	$31,405,902
Total Liabilities	4,696,826

Net Assets	$26,709,076

Consolidated Statement of Operations
Net investment income	$102,648
Net realized gain (loss) from:
Futures contracts	(7,159,652)
Net change in unrealized appreciation/depreciation on:
Futures contracts	1,373,102

Net increase (decrease) in net assets resulting from operations	$(5,683,902)

Pursuant to the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	19

Notes to Consolidated Financial Statements (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

hierarchy consisting of three broad levels for financial reporting as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its consolidated schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of October 31, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Fund may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

FOREIGN TAXES

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its consolidated statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2016, if any, are disclosed in the Fund’s consolidated statement of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund. Any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On October 11, 2016, BlackRock, Inc. (“BlackRock”) implemented changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting the cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates. As of October 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the consolidated schedule of investments. The securities on loan for the Fund are also disclosed in its consolidated schedule of investments. The total value of any securities on loan as of October 31, 2016 and the total value of the related cash collateral are disclosed in the consolidated statement of assets and liabilities. Income earned by the Fund from securities lending is disclosed in the consolidated statement of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. The Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	21

Notes to Consolidated Financial Statements (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of October 31, 2016:

Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
Citigroup Global Markets Inc.	$50,323	$50,323	$—
Credit Suisse Securities (USA) LLC	101,762	100,533	(1,229)
Deutsche Bank Securities Inc.	254,870	254,870	—
Jefferies LLC	380,226	380,226	—
JPMorgan Securities LLC	18,484	18,484	—
Merrill Lynch, Pierce, Fenner & Smith	8,260	8,260	—

	$813,925	$812,696	$(1,229)

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s consolidated statement of assets and liabilities.
[b]	Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

The Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the Fund and the Subsidiary.

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.48% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through February 28, 2019 in an amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in other registered investment companies advised by BFA or its affiliates, if any.

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, the Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2016, the Fund paid to BTC securities lending agent services and collateral investment fees in the amount of $18,576.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the consolidated statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2016, were $35,868,302 and $42,729,759, respectively.

In-kind purchases and sales (see Note 4) for the year ended October 31, 2016, were $33,782,920 and $14,401,362, respectively.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the consolidated statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	23

Notes to Consolidated Financial Statements (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the consolidated statements of changes in net assets.

5.	FUTURES CONTRACTS

The Fund may purchase or sell futures contracts as part of its investment strategy. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held as of October 31, 2016 and the related locations in the consolidated statement of assets and liabilities, presented by risk exposure category:

Assets
Commodity contracts:
Variation margin/Net assets consist of – net unrealized depreciation[a]	$3,408,965

[a]	Represents cumulative appreciation of futures contracts as reported in the consolidated schedule of investments. Only current day’s variation margin is reported separately within the consolidated statement of assets and liabilities.

Liabilities
Commodity contracts:
Variation margin/Net assets consist of – net unrealized depreciation[b]	$7,687,893

[b]	Represents cumulative depreciation of futures contracts as reported in the consolidated schedule of investments. Only current day’s variation margin is reported separately within the consolidated statement of assets and liabilities.

The following table shows the realized and unrealized gains (losses) on futures contracts held during the year ended October 31, 2016 and the related locations in the consolidated statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Commodity contracts:
Futures contracts	$(7,159,652)	$1,373,103

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

The following table shows the average quarter-end balances of open futures contracts for the year ended October 31, 2016:

Average value of contracts purchased	$185,937,450

6.	PRINCIPAL RISKS

In the normal course of business, the Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks the Fund is exposed to include market risk and credit risk. The Fund’s prospectus provides details of these and other types of risk.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by virtue of its investment in equity, fixed income and/or financial derivative instruments or indirectly by virtue of its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its consolidated schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The Fund concentrates its investments in securities and derivatives linked to commodities or commodities markets. Commodity prices may be influenced or characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, pestilence, political instability, changes in interest rates and monetary and other governmental policies. Securities of companies held by the Fund that are dependent on a single commodity, or are concentrated in a single commodity sector, may typically exhibit volatility attributable to commodity prices.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	25

Notes to Consolidated Financial Statements (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes and any net income or net gains will pass through to the Fund as such. Accordingly, the net investment income (loss) and realized gains (losses) reported in the Fund’s financial statements for such investments held by the Subsidiary may differ significantly from distributions. In addition, if a net loss is realized by the Subsidiary in any taxable year, the loss will not be available to offset the Fund’s ordinary income and/or capital gains for that year.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2016, attributable to the characterization of corporate actions, passive foreign investment companies, foreign currency transactions, the character of income (losses) from a wholly-owned foreign subsidiary and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$(7,601,716)	$677,680	$6,924,036

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 were as follows:

	2016	2015
Ordinary income	$1,347,562	$3,140,724
Return of capital	—	31,122

	$1,347,562	$3,171,846

As of October 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
$6,157	$(16,864,975)	$(5,560,025)	$(22,418,843)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

As of October 31, 2016, the Fund had non-expiring capital loss carryforwards in the amount of $16,864,975 available to offset future realized capital gains.

The Fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares U.S. ETF Trust:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of iShares Commodities Select Strategy ETF and its subsidiary (collectively, the “Fund”) at October 31, 2016, the results of their operations, the changes in their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2016

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® COMMODITIES SELECT STRATEGY ETF

The Fund hereby designates the maximum amount of $1,347,562 as qualified dividend income for individuals for the fiscal year ended October 31, 2016.

For corporate shareholders, the percentage of income dividends paid by the by the Fund during the fiscal year ended October 31, 2016 that qualified for the dividends-received deduction was 51.27%.

The Fund hereby designates $205,007 as the amount of distributions from direct federal obligation interest for the fiscal year ended October 31, 2016. The law varies in each state as to whether and what percentage of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

TAX INFORMATION	29

Board Review and Approval of Investment Advisory

Contract

iSHARES® COMMODITIES SELECT STRATEGY ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Agreements, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreements for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that during the prior year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its peer group and benchmark index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group and benchmark index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA and BIL or their Affiliates — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s and BIL’s portfolio compliance policies and procedures, and BFA’s oversight of the services provided by BIL. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA and BIL to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	31

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA and BIL generally do not use soft dollars or consider the value of research or other services that may be provided to BFA and BIL (including their affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Agreements for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	33

Supplemental Information (Unaudited)

iSHARES® COMMODITIES SELECT STRATEGY ETF

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$0.145454	$—	$—	$0.145454	100%	—%	—%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund. The information shown for the Fund is for five calendar years (or from the inception date of the Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for the Fund are disclosed in the table for the Fund.

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

Period Covered: October 15, 2014 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	0.20%
Greater than 1.0% and Less than 1.5%	1	0.20
Greater than 0.5% and Less than 1.0%	5	1.01
Between 0.5% and –0.5%	461	93.14
Less than –0.5% and Greater than –1.0%	26	5.25
Less than –1.0% and Greater than –1.5%	1	0.20

	495	100.00%

SUPPLEMENTAL INFORMATION	35

Trustee and Officer Information

iSHARES® U.S. ETF TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees a total of 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. Mr. Lawton also serves as an Advisory Board Member for iShares, Inc. and iShares Trust with respect to 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee, Advisory Board Member and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2011).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).

Mark Wiedman[b] (45)	Trustee (since 2013)	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2011); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).

Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005);

Independent Board Chair of iShares Inc. and iShares Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009);

Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (73)	Trustee (since 2011); Audit Committee Chair (since 2011).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2011); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).

John E. Martinez (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).

TRUSTEE AND OFFICER INFORMATION	37

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (52)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2011).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (54)	Executive Vice President (since 2011).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

TRUSTEE AND OFFICER INFORMATION	39

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Advisory Board Member

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Advisory Board Member During the Past 5 Years

Drew E. Lawton (57)	Advisory Board Member (since 2016).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Advisory Board Member of iShares, Inc. (since 2016); Advisory Board Member of iShares Trust (since 2016); Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds (124 portfolios) (March 2016-October 2016).

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	41

Notes:

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a daily basis on the Fund’s website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1011-1016

OCTOBER 31, 2016

2016 ANNUAL REPORT

iShares U.S. ETF Trust

➢	iShares Edge U.S. Fixed Income Balanced Risk ETF | FIBR | BATS

Management’s Discussion of Fund Performance

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

U.S. BOND MARKET OVERVIEW

The U.S. bond market posted positive returns for the 12-month period ended October 31, 2016 (the “reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond performance, returned 4.37% for the reporting period.

The bond market’s advance reflected continued uncertainty regarding the economic environment. Overall, the U.S. economy grew by 1.5% for the 12 months ended September 30, 2016 (the most recent data available), decelerating from 2.2% for the 12 months ended September 30, 2015. Although employment growth remained robust, other segments of the economy struggled. For example, industrial production contracted during the reporting period, while consumer spending increased by just 2.2%. As a result, the economy generated three consecutive quarters of anemic growth before rebounding in the final quarter of the reporting period.

Inflation generally remained muted as the consumer price index (“CPI”) rose by 1.6% for the reporting period. Although low by historical standards, the increase in the CPI was notably higher than the 0.2% increase for the 12 months ended October 31, 2015, reflecting a recovery in energy prices after they bottomed in February 2016.

In this environment, the U.S. Federal Reserve Bank (the “Fed”) ended a seven-year period of near-zero interest rates by raising its short-term interest rate target in December 2015. The Fed’s first interest rate hike since June 2006 increased the federal funds target rate from a range of 0%-0.25% to a range of 0.25%-0.50%. Despite expectations of more Fed rate increases in 2016, the slowing economic environment and lack of inflationary pressure led the Fed to hold rates steady for the remainder of the reporting period.

The combination of decelerating economic growth and low inflation pushed most U.S. bond yields lower and bond prices higher for the reporting period. Longer-term bonds fared best as long-term yields declined the most, while short-term bond yields rose slightly, reflecting the Fed rate hike in late 2015.

Sector performance was driven by strong investor demand for yield in a low interest rate environment. Consequently, corporate bonds — which offer the highest yields in the U.S. bond market — delivered the best returns for the reporting period. Lower-quality corporate bonds outperformed as the search for yield led investors to seek out riskier segments of the corporate bond market. In particular, high-yield corporate bonds (those with credit ratings below investment grade) returned more than 10% for the reporting period. Within the corporate sector, bonds issued by utility companies produced the highest returns. Industrial bonds also fared well, led by the strong performance of energy and commodity-related securities, while financial bonds lagged.

U.S. Treasury inflation-protected securities (“TIPS”) were also among the leading performers for the reporting period. The rebound in energy prices led to increased investor demand for inflation protection, which aided performance in the TIPS market.

Mortgage-backed securities posted positive returns for the reporting period but trailed the performance of the overall U.S. bond market. Mortgage-backed securities were held in check by prepayment fears as declining interest rates led to concerns about a renewed wave of mortgage refinancing.

U.S. Treasury and government agency bonds posted the lowest returns among U.S. bonds for the reporting period. Limited demand for the relatively low yields of Treasury and agency bonds weighed on their performance, as did the general underperformance of higher-quality securities.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

Performance as of October 31, 2016

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	5.32%	3.41%	5.32%	5.81%
Fund Market	5.36%	3.51%	5.36%	5.99%
Bloomberg Barclays U.S. Aggregate Bond Index	4.37%	2.56%	4.37%	4.35%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/24/15. The first day of secondary market trading was 2/26/15.

The Bloomberg Barclays U.S. Aggregate Bond Index (formerly the Barclays U.S. Aggregate Bond Index) is a widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,025.60	$1.22	$1,000.00	$1,023.90	$1.22	0.24%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 8 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

The iShares Edge U.S. Fixed Income Balanced Risk ETF (the “Fund”) (formerly the iShares U.S. Fixed Income Balanced Risk ETF) seeks total return and preservation of capital by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar denominated investment-grade and high-yield fixed-income securities that in the aggregate has approximately equal exposure to credit spread risk and interest rate risk. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. For the 12-month reporting period ended October 31, 2016, the total return for the Fund was 5.32%, net of fees.

The Fund posted a positive return for the reporting period and outpaced the broad U.S. fixed-income market due to a larger allocation to investment-grade and high-yield corporate securities relative to the Bloomberg Barclays U.S. Aggregate Bond Index. The interest rate hedge component detracted from performance as interest rates declined overall during the reporting period. Similarly, the Fund had a shorter duration (less price sensitivity to interest rate changes) relative to the broader U.S. bond market, which detracted from performance compared with the Bloomberg Barclays U.S. Aggregate Bond Index.

Within the corporate bond allocation, the Fund benefited significantly from an overweight position in financial and industrial securities relative to the Bloomberg Barclays U.S. Aggregate Bond Index. These bonds performed well due to sustained investor demand for higher-yielding securities in an environment of record low interest rates available on U.S. Treasury securities.

An overweight position in government agency mortgage-backed securities (“MBS”) detracted slightly from Fund performance as this segment of the bond market underperformed the Bloomberg Barclays U.S. Aggregate Bond Index. In addition, the Fund’s lower interest rate sensitivity detracted from relative performance.

During the reporting period, risk decreased for MBS and increased for both high-yield and intermediate-term investment-grade corporate securities. Because the managers allocate equal risk among each credit sector, the Fund’s allocation to high-yield and intermediate-term investment-grade corporate bonds declined, while the allocation to MBS increased for the reporting period.

ALLOCATION BY SECTOR As of 10/31/16

Sector/Investment Type	Percentage of Total Investments[1]
Mortgage-Backed Securities	36.49%
Financial	23.26
Consumer Non-Cyclical	11.87
Communications	7.94
Consumer Cyclical	4.87
Energy	4.83
Industrial	3.34
Utilities	2.98
Technology	2.92
Basic Materials	1.38
Diversified	0.12

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY As of 10/31/16

Moody’s Credit Rating[2]	Percentage of Total Investments[1]
Aaa	36.98%
Aa	4.23
A	17.21
Baa	26.14
Ba	9.41
B	4.38
Caa	1.26
Not Rated	0.39

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2016 and held through October 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2016

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 81.18%

ADVERTISING — 0.15%
Omnicom Group Inc.
3.63%, 05/01/22	$100	$106,574

		106,574
AEROSPACE & DEFENSE — 1.32%
L-3 Communications Corp.
4.95%, 02/15/21 (Call 11/15/20)	200	218,330
5.20%, 10/15/19	100	108,860
Lockheed Martin Corp.
2.50%, 11/23/20 (Call 10/23/20)	40	41,002
Northrop Grumman Corp.
1.75%, 06/01/18	200	201,226
StandardAero Aviation Holdings Inc.
10.00%, 07/15/23 (Call 07/15/18)[a]	35	37,100
TransDigm Inc.
7.50%, 07/15/21 (Call 12/01/16)	100	105,750
United Technologies Corp.
4.50%, 04/15/20	200	218,954

		931,222
AGRICULTURE — 1.56%
Altria Group Inc.
2.63%, 01/14/20 (Call 12/14/19)	150	154,331
2.85%, 08/09/22	150	154,215
9.25%, 08/06/19	150	180,691
Philip Morris International Inc.
2.13%, 05/10/23 (Call 03/10/23)	70	69,046
2.75%, 02/25/26 (Call 11/25/25)	70	70,597
Reynolds American Inc.
2.30%, 06/12/18	140	141,791
4.00%, 06/12/22	100	107,706
8.13%, 06/23/19	100	116,263
Vector Group Ltd.
7.75%, 02/15/21 (Call 12/01/16)	100	104,750

		1,099,390
APPAREL — 0.15%
Levi Strauss & Co.
6.88%, 05/01/22 (Call 05/01/17)	100	105,000

		105,000
AUTO MANUFACTURERS — 1.61%
Ford Motor Credit Co. LLC
2.46%, 03/27/20	200	200,568

Security	Principal (000s)	Value
General Motors Co.
4.00%, 04/01/25[b]	$100	$100,750
General Motors Financial Co. Inc.
2.40%, 05/09/19	65	65,081
3.20%, 07/06/21 (Call 06/06/21)[b]	55	55,550
3.45%, 04/10/22 (Call 02/10/22)	100	101,125
3.50%, 07/10/19	150	154,313
4.00%, 01/15/25 (Call 10/15/24)[b]	100	100,375
4.20%, 03/01/21 (Call 02/01/21)	100	105,125
5.25%, 03/01/26 (Call 12/01/25)	60	65,325
Toyota Motor Credit Corp.
2.15%, 03/12/20	180	182,801

		1,131,013
AUTO PARTS & EQUIPMENT — 0.22%
ZF North America Capital Inc.
4.75%, 04/29/25[a]	150	158,250

		158,250
BANKS — 17.96%
American Express Credit Corp.
1.80%, 07/31/18 (Call 06/30/18)	85	85,384
Bank of America Corp.
1.70%, 08/25/17	100	100,229
5.65%, 05/01/18	250	264,325
5.88%, 01/05/21	250	284,533
7.63%, 06/01/19	400	456,128
Bank of Montreal
1.50%, 07/18/19	140	139,405
1.90%, 08/27/21	100	99,147
Bank of New York Mellon Corp. (The)
2.30%, 09/11/19 (Call 08/11/19)[b]	250	254,972
2.60%, 08/17/20 (Call 07/17/20)	120	123,190
Bank of Nova Scotia (The)
1.45%, 04/25/18[b]	250	249,998
2.45%, 03/22/21	100	101,674
BB&T Corp.
2.05%, 06/19/18 (Call 05/15/18)	200	201,922
BNP Paribas SA
2.40%, 12/12/18	100	101,321
Capital One N.A./Mclean VA
1.50%, 09/05/17 (Call 08/05/17)	250	250,138
CIT Group Inc.
3.88%, 02/19/19	100	101,531

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2016

Security	Principal (000s)	Value
Citigroup Inc.
1.70%, 04/27/18	$100	$100,034
2.05%, 12/07/18	100	100,552
2.05%, 06/07/19[b]	100	100,504
2.50%, 09/26/18	250	253,452
4.50%, 01/14/22	100	109,653
Credit Suisse AG/New York NY
2.30%, 05/28/19	250	252,585
Credit Suisse Group Funding Guernsey Ltd.
3.45%, 04/16/21[a]	250	254,590
Discover Bank/Greenwood DE
2.00%, 02/21/18	250	250,733
Fifth Third Bancorp.
5.45%, 01/15/17	200	201,812
Fifth Third Bank/Cincinnati OH
2.15%, 08/20/18 (Call 07/20/18)	200	201,928
Goldman Sachs Group Inc. (The)
2.35%, 11/15/21 (Call 11/15/20)	45	44,747
2.55%, 10/23/19	250	254,727
2.63%, 01/31/19	250	254,522
2.75%, 09/15/20 (Call 08/15/20)	130	132,816
3.50%, 01/23/25 (Call 10/23/24)[b]	300	307,524
5.25%, 07/27/21	200	224,632
5.95%, 01/18/18	250	262,952
HSBC Holdings PLC
3.40%, 03/08/21[b]	400	413,116
3.90%, 05/25/26	200	206,896
HSBC USA Inc.
1.50%, 11/13/17	200	199,972
1.70%, 03/05/18	180	180,063
JPMorgan Chase & Co.
1.63%, 05/15/18	350	350,536
2.55%, 03/01/21 (Call 02/01/21)	100	101,516
3.13%, 01/23/25 (Call 10/23/24)	350	353,332
3.88%, 09/10/24	100	104,160
4.63%, 05/10/21	100	109,985
6.30%, 04/23/19	350	387,824
JPMorgan Chase Bank N.A.
6.00%, 10/01/17	250	260,320
Lloyds Bank PLC
1.75%, 05/14/18	200	199,998

Security	Principal (000s)	Value
Mitsubishi UFJ Financial Group Inc.
2.19%, 09/13/21	$200	$198,532
Morgan Stanley
2.20%, 12/07/18	50	50,464
2.38%, 07/23/19	300	304,122
3.13%, 07/27/26[b]	285	284,621
3.75%, 02/25/23	200	211,154
4.88%, 11/01/22	150	164,582
Series F
5.55%, 04/27/17[b]	300	306,511
Royal Bank of Scotland Group PLC
6.13%, 12/15/22	100	105,584
State Street Corp.
4.96%, 03/15/18	100	104,087
Sumitomo Mitsui Financial Group Inc.
2.44%, 10/19/21	100	100,392
Svenska Handelsbanken AB
1.50%, 09/06/19	250	248,483
1.88%, 09/07/21	250	247,643
U.S. Bancorp.
3.00%, 03/15/22 (Call 02/15/22)	100	104,863
Wells Fargo & Co.
2.15%, 01/15/19	250	252,655
2.50%, 03/04/21[b]	100	101,189
3.00%, 01/22/21	100	103,063
4.48%, 01/16/24	100	107,947
Wells Fargo Bank N.A.
1.75%, 05/24/19	500	501,645
Westpac Banking Corp.
1.60%, 08/19/19	100	99,779
1.65%, 05/13/19[b]	60	59,973

		12,646,667
BEVERAGES — 0.69%
Anheuser-Busch InBev Finance Inc.
2.63%, 01/17/23	125	126,175
2.65%, 02/01/21 (Call 01/01/21)	65	66,456
3.30%, 02/01/23 (Call 12/01/22)	100	104,459
3.65%, 02/01/26 (Call 11/01/25)	50	52,585
Constellation Brands Inc.
4.75%, 12/01/25[b]	35	38,281
Molson Coors Brewing Co.
3.00%, 07/15/26 (Call 04/15/26)	100	99,056

		487,012

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2016

Security	Principal (000s)	Value
BIOTECHNOLOGY — 0.74%
Amgen Inc.
2.20%, 05/22/19 (Call 04/22/19)	$100	$101,526
Biogen Inc.
2.90%, 09/15/20	30	30,937
Celgene Corp.
2.88%, 08/15/20	200	206,392
Gilead Sciences Inc.
2.35%, 02/01/20	100	101,934
2.55%, 09/01/20	75	76,867

		517,656
BUILDING MATERIALS — 0.73%
Masco Corp.
3.50%, 04/01/21 (Call 03/01/21)	40	40,960
Owens Corning
3.40%, 08/15/26 (Call 05/15/26)	100	98,808
Standard Industries Inc./NJ
5.38%, 11/15/24 (Call 11/15/19)[a]	100	103,375
Summit Materials LLC/Summit Materials Finance Corp.
6.13%, 07/15/23 (Call 07/15/18)	15	15,375
Vulcan Materials Co.
4.50%, 04/01/25 (Call 01/01/25)	125	135,181
7.50%, 06/15/21	100	120,864

		514,563
CHEMICALS — 0.62%
Monsanto Co.
2.75%, 07/15/21	200	203,740
PolyOne Corp.
5.25%, 03/15/23	100	102,350
RPM International Inc.
6.13%, 10/15/19	100	111,500
Tronox Finance LLC
7.50%, 03/15/22 (Call 03/15/18)[a]	25	22,375

		439,965
COMMERCIAL SERVICES — 1.17%
ADT Corp. (The)
5.25%, 03/15/20	100	107,750
Live Nation Entertainment Inc.
4.88%, 11/01/24 (Call 11/01/19)[a]	40	39,900
7.00%, 09/01/20 (Call 12/01/16)[a]	100	103,820

Security	Principal (000s)	Value
RR Donnelley & Sons Co.
6.00%, 04/01/24	$100	$95,500
S&P Global Inc.
2.95%, 01/22/27 (Call 10/22/26)[a]	25	24,670
Service Corp. International/U.S.
5.38%, 05/15/24 (Call 05/15/19)	35	36,750
Synchrony Financial
1.88%, 08/15/17 (Call 07/15/17)	200	200,487
Total System Services Inc.
3.80%, 04/01/21 (Call 03/01/21)	25	26,377
United Rentals North America Inc.
5.50%, 05/15/27 (Call 05/15/22)	30	29,850
Verisk Analytics Inc.
4.00%, 06/15/25 (Call 03/15/25)[b]	150	155,789

		820,893
COMPUTERS — 1.60%
Apple Inc.
2.25%, 02/23/21 (Call 01/23/21)	95	96,770
2.85%, 02/23/23 (Call 12/23/22)	75	77,847
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
3.48%, 06/01/19[a]	50	51,353
6.02%, 06/15/26 (Call 03/15/26)[a,b]	25	27,196
7.13%, 06/15/24 (Call 06/15/19)[a,b]	50	54,773
Everi Payments Inc.
10.00%, 01/15/22 (Call 01/15/18)	65	61,994
Hewlett Packard Enterprise Co.
2.85%, 10/05/18[a,b]	150	153,562
3.85%, 10/15/20 (Call 09/15/20)[a]	100	105,121
4.90%, 10/15/25 (Call 07/15/25)[a,b]	100	105,899
International Business Machines Corp.
7.63%, 10/15/18	250	279,523
Western Digital Corp.
10.50%, 04/01/24 (Call 04/01/19)[a]	95	109,725

		1,123,763
DISTRIBUTION & WHOLESALE — 0.15%
HD Supply Inc.
5.25%, 12/15/21 (Call 12/15/17)[a]	100	106,250

		106,250

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2016

Security	Principal (000s)	Value
DIVERSIFIED FINANCIAL SERVICES — 4.72%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
5.00%, 10/01/21[b]	$150	$159,188
Ally Financial Inc.
5.13%, 09/30/24	150	158,250
American Express Credit Corp.
2.25%, 08/15/19	200	203,276
Capital One Bank USA N.A.
2.25%, 02/13/19 (Call 01/13/19)	250	252,920
Ford Motor Credit Co. LLC
1.72%, 12/06/17	250	250,042
5.00%, 05/15/18	450	470,961
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/20	200	203,856
Intercontinental Exchange Inc.
3.75%, 12/01/25 (Call 09/01/25)	35	37,308
4.00%, 10/15/23[b]	150	162,586
Nasdaq Inc.
3.85%, 06/30/26 (Call 03/30/26)	40	41,343
4.25%, 06/01/24 (Call 03/01/24)	100	106,040
5.25%, 01/16/18	200	208,448
National Rural Utilities Cooperative Finance Corp.
10.38%, 11/01/18	200	234,534
Nationstar Mortgage LLC/Nationstar Capital Corp.
6.50%, 06/01/22 (Call 12/01/17)	50	48,625
Navient Corp.
5.00%, 10/26/20[b]	100	98,750
NFP Corp.
9.00%, 07/15/21 (Call 12/01/16)[a]	100	102,000
Quicken Loans Inc.
5.75%, 05/01/25 (Call 05/01/20)[a]	40	39,500
Synchrony Financial
2.70%, 02/03/20 (Call 01/03/20)	150	152,040
TD Ameritrade Holding Corp.
2.95%, 04/01/22 (Call 02/01/22)	100	103,368
Visa Inc.
2.80%, 12/14/22 (Call 10/14/22)	75	78,018
3.15%, 12/14/25 (Call 09/14/25)	205	213,604

		3,324,657

Security	Principal (000s)	Value
ELECTRIC — 3.75%
AES Corp./VA
7.38%, 07/01/21 (Call 06/01/21)	$200	$225,500
Baltimore Gas & Electric Co.
2.80%, 08/15/22 (Call 05/15/22)	100	103,144
Berkshire Hathaway Energy Co.
3.75%, 11/15/23 (Call 08/15/23)	50	54,016
Black Hills Corp.
2.50%, 01/11/19	45	45,562
3.95%, 01/15/26 (Call 07/15/25)[b]	50	53,003
Consolidated Edison Inc.
2.00%, 05/15/21 (Call 04/15/21)	100	100,272
Dominion Resources Inc./VA
5.20%, 08/15/19	100	109,019
Series A
1.40%, 09/15/17	100	100,041
Series B
1.60%, 08/15/19	55	54,892
Duke Energy Corp.
2.10%, 06/15/18 (Call 05/15/18)	200	201,796
3.55%, 09/15/21 (Call 06/15/21)	100	106,714
Dynegy Inc.
7.38%, 11/01/22 (Call 11/01/18)	100	96,437
Exelon Corp.
1.55%, 06/09/17	30	30,026
Exelon Generation Co. LLC
2.95%, 01/15/20 (Call 12/15/19)	100	102,631
MidAmerican Energy Co.
2.40%, 03/15/19 (Call 02/15/19)	100	102,161
NextEra Energy Capital Holdings Inc.
1.65%, 09/01/18	90	90,211
Ohio Power Co.
Series M
5.38%, 10/01/21	100	114,118
Pacific Gas & Electric Co.
2.45%, 08/15/22 (Call 05/15/22)[b]	100	101,462
PPL Electric Utilities Corp.
2.50%, 09/01/22 (Call 06/01/22)	100	101,425
PSEG Power LLC
3.00%, 06/15/21 (Call 05/15/21)[b]	150	153,142
Public Service Electric & Gas Co.
2.00%, 08/15/19 (Call 07/15/19)	150	152,389

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2016

Security	Principal (000s)	Value
Southern Co. (The)
2.45%, 09/01/18	$150	$152,651
Southern Power Co.
1.85%, 12/01/17	100	100,484
4.15%, 12/01/25 (Call 09/01/25)[b]	50	53,563
Talen Energy Supply LLC
4.63%, 07/15/19 (Call 12/01/16)[a]	100	95,000
6.50%, 06/01/25 (Call 06/01/20)[b]	45	37,575

		2,637,234
ELECTRICAL COMPONENTS & EQUIPMENT — 0.21%
Energizer Holdings Inc.
5.50%, 06/15/25 (Call 06/15/20)[a,b]	50	50,625
General Cable Corp.
5.75%, 10/01/22 (Call 10/01/17)[b]	100	94,500

		145,125
ELECTRONICS — 0.33%
Amphenol Corp.
2.55%, 01/30/19 (Call 12/30/18)	100	101,968
Flex Ltd.
4.75%, 06/15/25 (Call 03/15/25)	90	97,185
Fortive Corp.
1.80%, 06/15/19[a]	35	35,013

		234,166
ENTERTAINMENT — 0.52%
GLP Capital LP/GLP Financing II Inc.
4.88%, 11/01/20 (Call 08/01/20)	100	106,625
International Game Technology PLC
6.50%, 02/15/25 (Call 08/15/24)[a,b]	200	216,460
Scientific Games International Inc.
10.00%, 12/01/22 (Call 12/01/18)	50	46,250

		369,335
ENVIRONMENTAL CONTROL — 0.23%
Waste Management Inc.
6.10%, 03/15/18	150	159,562

		159,562
FOOD — 3.31%
B&G Foods Inc.
4.63%, 06/01/21 (Call 12/01/16)[b]	100	102,750
ConAgra Foods Inc.
3.20%, 01/25/23 (Call 10/25/22)	79	80,935

Security	Principal (000s)	Value
JBS USA LUX SA/JBS USA Finance Inc.
5.88%, 07/15/24 (Call 07/15/19)[a]	$100	$100,500
JM Smucker Co. (The)
1.75%, 03/15/18	125	125,508
Kellogg Co.
3.25%, 04/01/26	50	51,087
Kraft Heinz Foods Co.
2.00%, 07/02/18	250	251,828
2.25%, 06/05/17	100	100,528
2.80%, 07/02/20 (Call 06/02/20)	250	257,127
3.00%, 06/01/26 (Call 03/01/26)	150	148,503
3.95%, 07/15/25 (Call 04/15/25)	100	106,722
Kroger Co. (The)
2.30%, 01/15/19 (Call 12/15/18)	150	152,211
Mondelez International Inc.
2.25%, 02/01/19 (Call 01/01/19)	150	152,131
Pilgrim’s Pride Corp.
5.75%, 03/15/25 (Call 03/15/20)[a]	100	102,250
Post Holdings Inc.
7.75%, 03/15/24 (Call 09/15/18)[a]	25	27,630
8.00%, 07/15/25 (Call 07/15/20)[a]	25	28,500
Sysco Corp.
2.50%, 07/15/21 (Call 06/15/21)	150	152,157
2.60%, 10/01/20 (Call 09/01/20)	190	194,632
3.30%, 07/15/26 (Call 04/15/26)	55	56,101
3.75%, 10/01/25 (Call 07/01/25)	55	57,919
Tyson Foods Inc.
3.95%, 08/15/24 (Call 05/15/24)[b]	75	79,219

		2,328,238
FOOD SERVICE — 0.05%
Aramark Services Inc.
5.13%, 01/15/24 (Call 01/15/19)[a]	35	36,663

		36,663
FOREST PRODUCTS & PAPER — 0.14%
Clearwater Paper Corp.
5.38%, 02/01/25[a,b]	100	101,000

		101,000
GAS — 0.07%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.63%, 05/20/24 (Call 03/20/24)	45	47,138

		47,138

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2016

Security	Principal (000s)	Value
HEALTH CARE – PRODUCTS — 2.82%
Abbott Laboratories
2.00%, 03/15/20	$175	$175,910
2.55%, 03/15/22	90	91,688
Baxter International Inc.
2.60%, 08/15/26 (Call 05/15/26)	50	48,401
Becton Dickinson and Co.
1.80%, 12/15/17	150	150,678
Boston Scientific Corp.
2.85%, 05/15/20	25	25,634
3.38%, 05/15/22	150	156,106
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp.
8.13%, 06/15/21 (Call 06/15/18)[a]	50	45,875
Greatbatch Ltd.
9.13%, 11/01/23 (Call 11/01/18)[a]	45	43,200
Hill-Rom Holdings Inc.
5.75%, 09/01/23 (Call 09/01/18)[a]	85	89,250
Kinetic Concepts Inc./KCI USA Inc.
9.63%, 10/01/21 (Call 10/01/18)[a]	100	96,625
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA
6.63%, 05/15/22 (Call 05/15/17)[a]	50	42,875
St. Jude Medical Inc.
2.00%, 09/15/18	35	35,305
Stryker Corp.
1.30%, 04/01/18	150	149,991
2.00%, 03/08/19	175	176,687
Thermo Fisher Scientific Inc.
3.00%, 04/15/23 (Call 02/15/23)	165	167,749
Universal Hospital Services Inc.
7.63%, 08/15/20 (Call 12/01/16)[b]	50	48,000
Zimmer Biomet Holdings Inc.
1.45%, 04/01/17	55	55,027
2.00%, 04/01/18	150	150,720
2.70%, 04/01/20 (Call 03/01/20)	230	233,526

		1,983,247
HEALTH CARE – SERVICES — 1.79%
Aetna Inc.
1.90%, 06/07/19	55	55,384
2.40%, 06/15/21 (Call 05/15/21)	225	227,430
Anthem Inc.
2.30%, 07/15/18	100	101,062

Security	Principal (000s)	Value
Centene Corp.
4.75%, 01/15/25 (Call 01/15/20)	$25	$24,891
5.63%, 02/15/21 (Call 02/15/18)	30	31,470
Fresenius Medical Care U.S. Finance II Inc.
5.63%, 07/31/19[a]	100	108,250
HCA Inc.
3.75%, 03/15/19	100	102,250
5.38%, 02/01/25	100	102,070
Humana Inc.
2.63%, 10/01/19	50	50,964
Laboratory Corp. of America Holdings
2.63%, 02/01/20	100	101,517
Quest Diagnostics Inc.
2.50%, 03/30/20 (Call 02/29/20)	145	147,426
UnitedHealth Group Inc.
2.13%, 03/15/21	75	75,635
2.88%, 03/15/22 (Call 12/15/21)	100	103,845
3.10%, 03/15/26	25	25,718

		1,257,912
HOLDING COMPANIES – DIVERSIFIED — 0.15%
PetSmart Inc.
7.13%, 03/15/23 (Call 03/15/18)[a]	100	104,625

		104,625
HOME BUILDERS — 0.39%
Brookfield Residential Properties Inc.
6.38%, 05/15/25 (Call 05/15/20)[a]	100	99,750
Lennar Corp.
4.50%, 06/15/19 (Call 04/16/19)	100	104,750
Shea Homes LP/Shea Homes Funding Corp.
5.88%, 04/01/23 (Call 04/01/18)[a,b]	45	44,212
6.13%, 04/01/25 (Call 04/01/20)[a]	25	24,625

		273,337
HOUSEHOLD PRODUCTS & WARES — 0.37%
ACCO Brands Corp.
6.75%, 04/30/20 (Call 04/30/17)[b]	100	105,250
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
6.88%, 02/15/21 (Call 12/01/16)	150	155,250

		260,500

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2016

Security	Principal (000s)	Value
HOUSEWARES — 0.29%
Newell Brands Inc.
2.15%, 10/15/18	$150	$151,752
RSI Home Products Inc.
6.50%, 03/15/23 (Call 03/15/18)[a]	50	53,000

		204,752
INSURANCE — 3.69%
Aflac Inc.
2.40%, 03/16/20	300	306,828
2.88%, 10/15/26 (Call 07/15/26)	100	99,631
Allstate Corp. (The) VRN, (3 mo. LIBOR US + 2.938%)
5.75%, 08/15/53 (Call 08/15/23)	25	26,825
American Financial Group Inc./OH
3.50%, 08/15/26 (Call 05/15/26)	100	99,388
American International Group Inc.
3.30%, 03/01/21 (Call 02/01/21)	30	31,370
5.85%, 01/16/18	250	262,785
Aon PLC
2.80%, 03/15/21 (Call 02/15/21)	100	101,871
Berkshire Hathaway Finance Corp.
4.25%, 01/15/21	150	164,734
Berkshire Hathaway Inc.
2.20%, 03/15/21 (Call 02/15/21)	25	25,544
Chubb INA Holdings Inc.
3.35%, 05/15/24	75	79,217
CNO Financial Group Inc.
4.50%, 05/30/20	25	25,656
First American Financial Corp.
4.60%, 11/15/24	50	50,993
Markel Corp.
3.63%, 03/30/23[b]	50	51,217
Marsh & McLennan Companies Inc.
2.35%, 09/10/19 (Call 08/10/19)	150	151,897
2.35%, 03/06/20 (Call 02/06/20)	200	202,320
3.75%, 03/14/26 (Call 12/14/25)	100	106,743
MetLife Inc.
4.75%, 02/08/21	150	166,769
Old Republic International Corp.
3.88%, 08/26/26 (Call 07/26/26)	95	93,517
Progressive Corp. (The)
2.45%, 01/15/27	80	78,058

Security	Principal (000s)	Value
Radian Group Inc.
5.25%, 06/15/20	$100	$105,125
Trinity Acquisition PLC
4.40%, 03/15/26 (Call 12/15/25)	100	103,759
Unum Group
3.00%, 05/15/21 (Call 04/15/21)	40	40,768
Willis Towers Watson PLC
5.75%, 03/15/21	100	111,674
XLIT Ltd.
5.75%, 10/01/21	100	113,909

		2,600,598
INTERNET — 1.88%
Alibaba Group Holding Ltd.
1.63%, 11/28/17	200	199,951
3.60%, 11/28/24 (Call 08/28/24)	200	206,151
Baidu Inc.
2.75%, 06/09/19	250	254,813
eBay Inc.
1.35%, 07/15/17	100	100,056
2.20%, 08/01/19 (Call 07/01/19)	100	100,964
2.50%, 03/09/18	100	101,208
Expedia Inc.
4.50%, 08/15/24 (Call 05/15/24)	100	103,919
Priceline Group Inc. (The)
3.60%, 06/01/26 (Call 03/01/26)	70	72,625
VeriSign Inc.
4.63%, 05/01/23 (Call 05/01/18)	100	103,000
Zayo Group LLC/Zayo Capital Inc.
6.38%, 05/15/25 (Call 05/15/20)[b]	80	84,226

		1,326,913
IRON & STEEL — 0.27%
ArcelorMittal
10.85%, 06/01/19	75	89,812
U.S. Steel Corp.
7.38%, 04/01/20[b]	48	47,760
8.38%, 07/01/21 (Call 07/01/18)[a]	50	53,125

		190,697
LODGING — 0.05%
MGM Resorts International
4.63%, 09/01/26 (Call 06/01/26)	35	33,688

		33,688

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2016

Security	Principal (000s)	Value
MACHINERY — 0.34%
Case New Holland Industrial Inc.
7.88%, 12/01/17[b]	$50	$52,938
Caterpillar Financial Services Corp.
2.00%, 03/05/20	150	151,252
Roper Technologies Inc.
3.85%, 12/15/25 (Call 09/15/25)	35	36,570

		240,760
MANUFACTURING — 0.93%
General Electric Co.
4.38%, 09/16/20	200	219,752
Ingersoll-Rand Global Holding Co. Ltd.
6.88%, 08/15/18	300	327,864
Tyco Electronics Group SA
6.55%, 10/01/17	100	104,768

		652,384
MEDIA — 3.08%
Altice U.S. Finance I Corp.
5.50%, 05/15/26 (Call 05/15/21)[a]	200	204,000
Charter Communications Operating LLC/Charter Communications Operating Capital
3.58%, 07/23/20 (Call 06/23/20)[a]	345	357,727
4.91%, 07/23/25 (Call 04/23/25)[a]	200	215,772
Clear Channel Worldwide Holdings Inc.
6.50%, 11/15/22 (Call 11/15/17)	50	50,925
Comcast Corp.
1.63%, 01/15/22 (Call 12/15/21)	25	24,537
CSC Holdings LLC
5.25%, 06/01/24	300	280,500
DISH DBS Corp.
5.00%, 03/15/23	100	98,500
7.75%, 07/01/26	100	109,813
Nielsen Finance LLC/Nielsen Finance Co.
5.00%, 04/15/22 (Call 04/15/17)[a]	50	51,000
SFR Group SA
6.00%, 05/15/22 (Call 05/15/17)[a]	200	205,064
Starz LLC/Starz Finance Corp.
5.00%, 09/15/19 (Call 12/01/16)	100	101,250
Time Warner Cable LLC
4.00%, 09/01/21 (Call 06/01/21)	50	52,341
6.75%, 07/01/18	100	108,065

Security	Principal (000s)	Value
Time Warner Inc.
2.10%, 06/01/19	$150	$151,074
Univision Communications Inc.
5.13%, 02/15/25 (Call 02/15/20)[a]	50	50,125
WideOpenWest Finance LLC/WideOpenWest Capital Corp.
10.25%, 07/15/19 (Call 12/01/16)	100	105,000

		2,165,693
MINING — 0.73%
Aleris International Inc.
7.88%, 11/01/20 (Call 12/01/16)[b]	42	42,000
Arconic Inc.
5.13%, 10/01/24 (Call 07/01/24)[b]	100	104,252
Freeport-McMoRan Inc.
3.88%, 03/15/23 (Call 12/15/22)	150	135,375
Southern Copper Corp.
3.88%, 04/23/25	100	100,886
Teck Resources Ltd.
4.75%, 01/15/22 (Call 10/15/21)	100	99,438
8.00%, 06/01/21 (Call 06/01/18)[a]	30	32,775

		514,726
OIL & GAS — 3.98%
Antero Resources Corp.
5.13%, 12/01/22 (Call 06/01/17)	100	100,750
BP Capital Markets PLC
1.85%, 05/05/17	200	200,706
2.52%, 01/15/20	150	152,996
Canadian Natural Resources Ltd.
3.90%, 02/01/25 (Call 11/01/24)	100	101,966
Chevron Corp.
1.96%, 03/03/20 (Call 02/03/20)	150	151,245
Cimarex Energy Co.
4.38%, 06/01/24 (Call 03/01/24)	100	105,588
ConocoPhillips
5.75%, 02/01/19	150	163,054
Denbury Resources Inc.
9.00%, 05/15/21 (Call 12/15/18)[a]	50	51,500
Ensco PLC
4.50%, 10/01/24 (Call 07/01/24)	100	80,000
Exxon Mobil Corp.
2.22%, 03/01/21 (Call 02/01/21)	55	55,791
2.73%, 03/01/23 (Call 01/01/23)	70	71,680
3.04%, 03/01/26 (Call 12/01/25)	50	51,721

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2016

Security	Principal (000s)	Value
Gulfport Energy Corp.
6.00%, 10/15/24 (Call 10/15/19)[a]	$25	$25,469
Marathon Petroleum Corp.
2.70%, 12/14/18	100	101,677
3.40%, 12/15/20 (Call 11/15/20)	95	98,799
Newfield Exploration Co.
5.63%, 07/01/24	50	52,000
5.75%, 01/30/22	50	52,125
Occidental Petroleum Corp.
2.60%, 04/15/22 (Call 03/15/22)	85	86,836
3.40%, 04/15/26 (Call 01/15/26)[b]	155	161,642
3.50%, 06/15/25 (Call 03/15/25)	60	63,208
Parsley Energy LLC/Parsley Finance Corp.
7.50%, 02/15/22 (Call 02/15/17)[a,b]	35	37,231
QEP Resources Inc.
5.25%, 05/01/23 (Call 02/01/23)	50	49,125
Sanchez Energy Corp.
6.13%, 01/15/23 (Call 07/15/18)[b]	50	42,750
Shell International Finance BV
1.38%, 05/10/19	100	99,447
2.13%, 05/11/20	40	40,339
4.30%, 09/22/19	250	268,395
Total Capital SA
2.13%, 08/10/18	250	253,172
Transocean Inc.
8.13%, 12/15/21[b]	50	48,260
WPX Energy Inc.
7.50%, 08/01/20 (Call 07/01/20)	35	36,881

		2,804,353
OIL & GAS SERVICES — 0.15%
Halliburton Co.
3.25%, 11/15/21 (Call 08/15/21)	100	103,848

		103,848
PACKAGING & CONTAINERS — 0.11%
Ball Corp.
4.00%, 11/15/23	50	50,575
PaperWorks Industries Inc.
9.50%, 08/15/19 (Call 12/01/16)[a]	30	27,675

		78,250

Security	Principal (000s)	Value
PHARMACEUTICALS — 2.74%
AbbVie Inc.
1.75%, 11/06/17	$150	$150,513
1.80%, 05/14/18	50	50,167
2.30%, 05/14/21 (Call 04/14/21)	55	54,959
2.50%, 05/14/20 (Call 04/14/20)	30	30,427
Actavis Funding SCS
3.00%, 03/12/20 (Call 02/12/20)[b]	185	190,715
AmerisourceBergen Corp.
4.88%, 11/15/19[b]	100	108,837
Baxalta Inc.
2.88%, 06/23/20 (Call 05/23/20)[b]	45	45,860
Cardinal Health Inc.
1.95%, 06/15/18	75	75,377
Express Scripts Holding Co.
3.30%, 02/25/21 (Call 01/25/21)	25	26,167
McKesson Corp.
1.40%, 03/15/18	150	149,679
Mead Johnson Nutrition Co.
3.00%, 11/15/20	55	56,791
Novartis Capital Corp.
3.40%, 05/06/24	150	161,799
Pfizer Inc.
6.20%, 03/15/19	250	276,842
Shire Acquisitions Investments Ireland DAC
1.90%, 09/23/19	200	199,486
2.40%, 09/23/21 (Call 08/23/21)	95	94,244
Teva Pharmaceutical Finance IV BV
3.65%, 11/10/21	46	48,404
Teva Pharmaceutical Finance Netherlands III BV
1.40%, 07/20/18	50	49,786
1.70%, 07/19/19	25	24,842
Zoetis Inc.
3.45%, 11/13/20 (Call 10/13/20)	130	134,919

		1,929,814
PIPELINES — 2.04%
Boardwalk Pipelines LP
5.95%, 06/01/26 (Call 03/01/26)	80	88,688
Buckeye Partners LP
3.95%, 12/01/26 (Call 09/01/26)	35	34,996
4.15%, 07/01/23 (Call 04/01/23)	50	51,193

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2016

Security	Principal (000s)	Value
Energy Transfer Partners LP
4.15%, 10/01/20 (Call 08/01/20)	$100	$104,585
9.00%, 04/15/19	100	113,713
Enterprise Products Operating LLC
3.70%, 02/15/26 (Call 11/15/25)	100	102,082
Kinder Morgan Inc./DE
3.05%, 12/01/19 (Call 11/01/19)	100	102,463
Magellan Midstream Partners LP
5.00%, 03/01/26 (Call 12/01/25)	100	113,658
ONEOK Inc.
7.50%, 09/01/23 (Call 06/01/23)	100	114,500
ONEOK Partners LP
3.20%, 09/15/18 (Call 08/15/18)	100	102,677
PBF Logistics LP/PBF Logistics Finance Corp.
6.88%, 05/15/23 (Call 05/15/18)	35	33,950
Sabine Pass Liquefaction LLC
5.63%, 03/01/25 (Call 12/01/24)	100	105,815
Tesoro Logistics LP/Tesoro Logistics Finance Corp.
6.13%, 10/15/21 (Call 11/16/16)	100	104,625
TransCanada PipeLines Ltd.
3.13%, 01/15/19	60	61,745
Western Gas Partners LP
4.65%, 07/01/26 (Call 04/01/26)[b]	100	104,875
Williams Partners LP
4.00%, 09/15/25 (Call 06/15/25)	100	100,231

		1,439,796
REAL ESTATE INVESTMENT TRUSTS — 3.35%
American Tower Corp.
2.80%, 06/01/20 (Call 05/01/20)	100	101,982
3.38%, 10/15/26 (Call 07/15/26)	90	89,554
3.40%, 02/15/19	100	103,577
3.50%, 01/31/23	100	103,227
5.90%, 11/01/21	100	115,448
Boston Properties LP
5.88%, 10/15/19 (Call 07/17/19)	100	110,702
Communications Sales & Leasing Inc./CSL Capital LLC
6.00%, 04/15/23 (Call 04/15/18)[a]	45	46,687
Crown Castle International Corp.
3.40%, 02/15/21 (Call 01/15/21)	100	104,268
4.88%, 04/15/22	100	110,301

Security	Principal (000s)	Value
Digital Realty Trust LP
3.40%, 10/01/20 (Call 09/01/20)	$200	$207,508
DuPont Fabros Technology LP
5.63%, 06/15/23 (Call 06/15/18)[b]	30	31,575
ERP Operating LP
2.85%, 11/01/26 (Call 08/01/26)[b]	80	79,250
HCP Inc.
2.63%, 02/01/20 (Call 11/01/19)	250	252,890
Hospitality Properties Trust
5.00%, 08/15/22 (Call 02/15/22)	200	216,204
Simon Property Group LP
2.50%, 09/01/20 (Call 06/01/20)	100	102,488
4.38%, 03/01/21 (Call 12/01/20)	150	164,176
Ventas Realty LP/Ventas Capital Corp.
4.00%, 04/30/19 (Call 01/30/19)	200	209,760
Vereit Operating Partnership LP
4.88%, 06/01/26 (Call 03/01/26)	40	42,043
Welltower Inc.
5.25%, 01/15/22 (Call 10/15/21)	150	169,719

		2,361,359
RETAIL — 2.73%
1011778 BC ULC/New Red Finance Inc.
4.63%, 01/15/22 (Call 10/01/17)[a]	100	103,250
Advance Auto Parts Inc.
5.75%, 05/01/20	200	220,142
AmeriGas Finance LLC/AmeriGas Finance Corp.
7.00%, 05/20/22 (Call 05/20/17)	100	105,250
AutoZone Inc.
2.50%, 04/15/21 (Call 03/15/21)	230	233,013
CVS Health Corp.
4.13%, 05/15/21 (Call 02/15/21)	200	216,362
Home Depot Inc. (The)
2.13%, 09/15/26 (Call 06/15/26)	50	48,178
3.35%, 09/15/25 (Call 06/15/25)	35	37,351
L Brands Inc.
6.63%, 04/01/21[b]	150	172,500
McDonald’s Corp.
3.63%, 05/20/21	100	106,637
Michaels Stores Inc.
5.88%, 12/15/20 (Call 12/15/16)[a]	100	102,875

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2016

Security	Principal (000s)	Value
O’Reilly Automotive Inc.
3.55%, 03/15/26 (Call 12/15/25)[b]	$60	$62,329
Party City Holdings Inc.
6.13%, 08/15/23 (Call 08/15/18)[a]	45	47,756
QVC Inc.
3.13%, 04/01/19	250	255,312
Rite Aid Corp.
6.75%, 06/15/21 (Call 12/01/16)	100	105,000
Sally Holdings LLC/Sally Capital Inc.
5.75%, 06/01/22 (Call 06/01/17)[b]	50	52,000
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.50%, 06/01/24 (Call 06/01/19)[b]	50	51,000

		1,918,955
SEMICONDUCTORS — 0.44%
Applied Materials Inc.
2.63%, 10/01/20 (Call 09/01/20)	50	51,453
Micron Technology Inc.
5.25%, 08/01/23 (Call 02/01/18)[a]	100	98,000
NVIDIA Corp.
2.20%, 09/16/21 (Call 08/16/21)	35	34,959
3.20%, 09/16/26 (Call 06/16/26)	40	39,978
QUALCOMM Inc.
3.00%, 05/20/22	85	88,573

		312,963
SOFTWARE — 1.70%
Activision Blizzard Inc.
2.30%, 09/15/21 (Call 08/15/21)[a,b]	25	24,915
3.40%, 09/15/26 (Call 06/15/26)[a]	60	59,550
Autodesk Inc.
3.13%, 06/15/20 (Call 05/15/20)	30	30,793
BMC Software Finance Inc.
8.13%, 07/15/21 (Call 12/01/16)[a]	50	45,750
Electronic Arts Inc.
3.70%, 03/01/21 (Call 02/01/21)	30	31,682
Fidelity National Information Services Inc.
2.00%, 04/15/18	200	201,408
First Data Corp.
5.00%, 01/15/24 (Call 01/15/19)[a]	95	96,425
6.75%, 11/01/20 (Call 12/01/16)[a]	100	103,500
7.00%, 12/01/23 (Call 12/01/18)[a]	80	83,800

Security	Principal (000s)	Value
Fiserv Inc.
3.85%, 06/01/25 (Call 03/01/25)	$50	$53,219
Microsoft Corp.
2.00%, 08/08/23 (Call 06/08/23)	175	172,305
2.40%, 08/08/26 (Call 05/08/26)[b]	95	93,176
Oracle Corp.
1.90%, 09/15/21 (Call 08/15/21)	200	199,250

		1,195,773
TELECOMMUNICATIONS — 5.03%
AT&T Inc.
1.70%, 06/01/17[b]	350	351,278
2.80%, 02/17/21 (Call 01/17/21)	100	101,385
3.00%, 06/30/22 (Call 04/30/22)	50	50,610
3.40%, 05/15/25 (Call 02/15/25)	200	199,572
3.90%, 03/11/24 (Call 12/11/23)	150	156,316
5.80%, 02/15/19	100	108,621
5.88%, 10/01/19	300	332,205
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%, 04/15/23[b]	100	105,601
CenturyLink Inc.
6.45%, 06/15/21	150	160,125
Cisco Systems Inc.
1.85%, 09/20/21 (Call 08/20/21)	100	99,749
Frontier Communications Corp.
6.88%, 01/15/25 (Call 10/15/24)	100	83,750
8.50%, 04/15/20	100	106,750
Harris Corp.
2.00%, 04/27/18	45	45,209
Hughes Satellite Systems Corp.
5.25%, 08/01/26[a]	35	34,475
6.63%, 08/01/26[a]	80	79,200
Intelsat Jackson Holdings SA
7.25%, 10/15/20 (Call 12/01/16)	100	75,813
Juniper Networks Inc.
3.30%, 06/15/20 (Call 05/15/20)	30	30,852
Motorola Solutions Inc.
3.50%, 03/01/23	150	150,160
Plantronics Inc.
5.50%, 05/31/23 (Call 05/15/18)[a,b]	50	50,875
Qwest Corp.
6.75%, 12/01/21[b]	100	110,750

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2016

Security	Principal (000s)	Value
Sprint Communications Inc.
9.00%, 11/15/18[a]	$100	$110,000
Sprint Corp.
7.88%, 09/15/23	125	123,750
T-Mobile USA Inc.
6.50%, 01/15/26 (Call 01/15/21)[b]	45	49,329
6.63%, 04/01/23 (Call 04/01/18)	150	159,402
6.73%, 04/28/22 (Call 04/28/17)	100	104,500
Verizon Communications Inc.
1.38%, 08/15/19[b]	40	39,669
3.50%, 11/01/21	100	105,621
4.50%, 09/15/20	100	108,810
5.15%, 09/15/23	100	114,458
Vodafone Group PLC
1.63%, 03/20/17	150	150,207
Windstream Services LLC
6.38%, 08/01/23 (Call 02/01/18)	50	44,250

		3,543,292
TOYS, GAMES & HOBBIES — 0.06%
Mattel Inc.
2.35%, 08/15/21 (Call 07/15/21)	45	45,103

		45,103
TRANSPORTATION — 0.07%
OPE KAG Finance Sub Inc.
7.88%, 07/31/23 (Call 07/31/18)[a]	35	33,075
XPO Logistics Inc.
6.50%, 06/15/22 (Call 06/15/18)[a,b]	15	15,600

		48,675

TOTAL CORPORATE BONDS & NOTES
(Cost: $56,471,446)		57,163,349

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 46.63%

MORTGAGE-BACKED SECURITIES — 46.63%
Federal Home Loan Mortgage Corp.
2.50%, 11/01/31[c]	925	951,738
2.50%, 11/01/46[c]	25	24,926
3.00%, 11/01/31[c]	825	863,285
3.00%, 11/01/46[c]	2,300	2,367,203
3.50%, 11/01/31[c]	425	448,375
3.50%, 01/01/46	1,034	1,084,611

Security	Principal (000s)	Value
3.50%, 03/01/46	$512	$537,544
3.50%, 07/01/46	123	128,785
3.50%, 09/01/46	30	31,268
3.50%, 11/01/46[c]	401	420,799
4.00%, 11/01/31[c]	25	25,816
4.00%, 11/01/45	407	435,436
4.00%, 04/01/46	329	355,648
4.00%, 11/01/46[c]	461	493,054
4.50%, 11/01/31[c]	25	25,609
4.50%, 11/01/46[c]	575	628,277
5.00%, 11/01/46[c]	350	386,969
Federal National Mortgage Association
2.50%, 11/01/31[c]	1,020	1,049,644
2.50%, 11/01/46[c]	100	99,750
3.00%, 02/01/31	1,015	1,061,987
3.00%, 11/01/31[c]	84	87,898
3.00%, 11/01/46[c]	2,775	2,856,516
3.50%, 11/01/31[c]	529	557,268
3.50%, 11/01/45	185	194,109
3.50%, 02/01/46	727	763,418
3.50%, 11/01/46[c]	2,614	2,744,292
4.00%, 11/01/31[c]	325	336,324
4.00%, 01/01/46	991	1,061,082
4.00%, 02/01/46	87	92,958
4.00%, 03/01/46	169	181,279
4.00%, 04/01/46	213	228,334
4.00%, 11/01/46[c]	963	1,031,162
4.50%, 11/01/31[c]	125	128,281
4.50%, 11/01/46[c]	975	1,065,492
5.00%, 11/01/31[c]	25	25,602
5.00%, 11/01/46[c]	200	221,313
5.50%, 11/01/46[c]	1,025	1,155,367
Government National Mortgage Association
2.50%, 11/01/46[c]	25	25,227
3.00%, 11/01/46[c]	1,950	2,030,492
3.50%, 03/20/46	259	274,827
3.50%, 11/01/46[c]	2,993	3,169,416
4.00%, 01/20/46	114	122,576
4.00%, 09/20/46	265	284,949
4.00%, 11/01/46[c]	1,094	1,172,044
4.50%, 11/20/45	42	45,113

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2016

Security	Principal or Shares (000s)	Value
4.50%, 11/01/46[c]	$820	$888,881
5.00%, 11/01/46[c]	625	674,023

		32,838,967

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(Cost: $32,843,427)		32,838,967

SHORT-TERM INVESTMENTS — 17.98%

MONEY MARKET FUNDS — 17.98%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.72%[d,e,f]	12,559	12,559,972
BlackRock Cash Funds: Treasury, SL Agency Shares
0.29%[d,e]	100	100,000

		12,659,972

TOTAL SHORT-TERM INVESTMENTS
(Cost: $12,658,783)		12,659,972

TOTAL INVESTMENTS IN SECURITIES — 145.79%
(Cost: $101,973,656)[g]		102,662,288
Other Assets, Less Liabilities — (45.79)%		(32,244,635)

NET ASSETS — 100.00%		$70,417,653

VRN  —  Variable Rate Note

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	To-be-announced (TBA). See Note 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $101,974,467. Net unrealized appreciation was $687,821, of which $931,964 represented gross unrealized appreciation on securities and $244,143 represented gross unrealized depreciation on securities.

Schedule 1 — Futures Contracts (Note 5)

Futures contracts outstanding as of October 31, 2016 were as follows:

Issue	Number of long (short) contracts	Expiration date	Exchange	Initial notional value	Current notional value	Unrealized appreciation (depreciation)
2-Year U.S. Treasury Note	(1)	Dec. 2016	Chicago Board of Trade	$(218,296)	$(218,141)	$155
5-Year U.S. Treasury Note	1	Dec. 2016	Chicago Board of Trade	120,830	120,797	(33)
10-Year U.S. Treasury Note	(3)	Dec. 2016	Chicago Board of Trade	(393,162)	(388,875)	4,287
Ultra Long U.S. Treasury Bond	(11)	Dec. 2016	Chicago Board of Trade	(2,051,497)	(1,935,312)	116,185
U.S. Treasury Long Bond	(1)	Dec. 2016	Chicago Board of Trade	(170,389)	(162,719)	7,670

Net unrealized appreciation						$128,264

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2016

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$57,163,349	$—	$57,163,349
U.S. government & agency obligations	—	32,838,967	—	32,838,967
Money market funds	12,659,972	—	—	12,659,972

Total	$12,659,972	$90,002,316	$—	$102,662,288

Derivative financial instruments[a]:
Assets:
Futures contracts	$128,297	$—	$—	$128,297
Liabilities:
Futures contracts	(33)	—	—	(33)

Total	$128,264	$—	$—	$128,264

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2016

ASSETS
Investments, at cost:
Unaffiliated	$89,314,873
Affiliated (Note 2)	12,658,783

Total cost of investments	$101,973,656

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$90,002,316
Affiliated (Note 2)	12,659,972

Total fair value of investments	102,662,288
Cash pledged to broker	72,980
Receivables:
Investment securities sold	833,072
Dividends and interest	610,163

Total Assets	104,178,503

LIABILITIES
Payables:
Investment securities purchased	26,882,113
Collateral for securities on loan (Note 1)	6,852,075
Futures variation margin	12,136
Investment advisory fees (Note 2)	14,526

Total Liabilities	33,760,850

NET ASSETS	$70,417,653

Net assets consist of:
Paid-in capital	$69,990,544
Accumulated net realized loss	(389,787)
Net unrealized appreciation	816,896

NET ASSETS	$70,417,653

Shares outstanding[b]	700,000

Net asset value per share	$100.60

[a]	Securities on loan with a value of $6,632,444. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statement of Operations

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

Year ended October 31, 2016

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$11,736
Interest — unaffiliated	2,080,758
Securities lending income — affiliated — net (Note 2)	18,703

Total investment income	2,111,197

EXPENSES
Investment advisory fees (Note 2)	174,198

Total expenses	174,198
Less investment advisory fees waived (Note 2)	(2,180)

Net expenses	172,018

Net investment income	1,939,179

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	57,798
Investments — affiliated (Note 2)	100
Futures contracts	(433,770)
Realized gain distributions from affiliated funds	461

Net realized loss	(375,411)

Net change in unrealized appreciation/depreciation on:
Investments	1,883,990
Futures contracts	113,924

Net change in unrealized appreciation/depreciation	1,997,914

Net realized and unrealized gain	1,622,503

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,561,682

See notes to financial statements.

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

	Year ended October 31, 2016	Period from February 24, 2015[a] to October 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,939,179	$1,302,726
Net realized gain (loss)	(375,411)	29,720
Net change in unrealized appreciation/depreciation	1,997,914	(1,181,018)

Net increase in net assets resulting from operations	3,561,682	151,428

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,954,073)	(1,287,832)
Return of capital	(64,951)	—

Total distributions to shareholders	(2,019,024)	(1,287,832)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	10,007,595	74,886,750
Cost of shares redeemed	(14,882,946)	—

Net increase (decrease) in net assets from capital share transactions	(4,875,351)	74,886,750

INCREASE (DECREASE) IN NET ASSETS	(3,332,693)	73,750,346

NET ASSETS
Beginning of period	73,750,346	—

End of period	$70,417,653	$73,750,346

Undistributed net investment income included in net assets at end of period	$—	$14,894

SHARES ISSUED AND REDEEMED
Shares sold	100,000	750,000
Shares redeemed	(150,000)	—

Net increase (decrease) in shares outstanding	(50,000)	750,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Financial Highlights

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

(For a share outstanding throughout each period)

	Year ended Oct. 31, 2016	Period from Feb. 24, 2015[a] to Oct. 31, 2015
Net asset value, beginning of period	$98.33	$99.60

Income from investment operations:
Net investment income[b]	2.75	1.74
Net realized and unrealized gain (loss)[c]	2.40	(1.29)

Total from investment operations	5.15	0.45

Less distributions from:
Net investment income	(2.79)	(1.72)
Return of capital	(0.09)	—

Total distributions	(2.88)	(1.72)

Net asset value, end of period	$100.60	$98.33

Total return	5.32%	0.46%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$70,418	$73,750
Ratio of expenses to average net assets[e]	0.25%	0.25%
Ratio of expenses to average net assets prior to waived fees[e]	0.25%	0.26%
Ratio of net investment income to average net assets[e]	2.78%	2.58%
Portfolio turnover rate[f,g]	569%	362%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[g]	Portfolio turnover rates include to-be-announced (TBA) transactions. See Note 1.

See notes to financial statements.

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated June 21, 2011.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Edge U.S. Fixed Income Balanced Risk[a]	Non-diversified

[a]	Formerly the iShares U.S. Fixed Income Balanced Risk ETF.

Pursuant to the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

WHEN-ISSUED/TBA TRANSACTIONS

The Fund may purchase mortgage pass-through securities on a when-issued or to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there are adverse market actions, expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

To mitigate counterparty risk, the Fund has entered into a two-way collateral agreement for TBA transactions with certain counterparties. Under such agreement, the “in-the-money” party of a TBA transaction may at any time require the other party to pledge collateral assets (in the form of cash or securities) to offset any loss the in-the-money party would incur upon cancellation of the TBA transaction. A party is in-the-money if they are the buyer and the market value of the TBA transaction increases or if they are the seller and the market value of the TBA transaction decreases. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Fund’s investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as “Investments in securities – affiliated” and “Payable due to broker for TBA collateral.” Securities pledged as collateral by the Fund, if any, are noted in the schedule of investments.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Fund. Any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On October 11, 2016, BlackRock, Inc. (“BlackRock”) implemented changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting the cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates. As of October 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

disclosed in the schedule of investments. The securities on loan for the Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2016 and the total value of the related cash collateral are disclosed in the statement of assets and liabilities. Income earned by the Fund from securities lending is disclosed in the statement of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. The Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of October 31, 2016:

Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
BNP Paribas Prime Brokerage Inc.	$924,125	$924,125	$—
BNP Paribas Prime Brokerage International Ltd.	232,469	232,469	—
Citigroup Global Markets Inc.	628,314	628,314	—
Credit Suisse Securities (USA) LLC	209,387	209,387	—
Deutsche Bank Securities Inc.	338,284	338,284	—
HSBC Securities (USA) Inc.	93,176	93,176	—
Jefferies LLC	132,325	132,325	—
JPMorgan Securities LLC	3,156,899	3,156,899	—
Merrill Lynch, Pierce, Fenner & Smith	284,542	284,542	—
Wells Fargo Securities LLC	632,923	632,923	—

	$6,632,444	$6,632,444	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.25% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through February 28, 2019 in an amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in other registered investment companies advised by BFA or its affiliates, if any.

The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, the Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2016, the Fund paid to BTC securities lending agent services and collateral investment fees in the amount of $6,782.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2016 were as follows:

U.S. Government Obligations		Other Securities
Purchases	Sales	Purchases	Sales
$479,970,718	$475,661,303	$25,842,010	$36,883,532

There were no in-kind transactions (see Note 4) for the year ended October 31, 2016.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statement of changes in net assets.

5.	FUTURES CONTRACTS

The Fund may purchase or sell futures contracts as part of its investment strategy. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

The following table shows the value of futures contracts held by the Fund as of October 31, 2016 and the related locations in the statement of assets and liabilities, presented by risk exposure category:

Assets
Interest rate contracts:
Variation margin/Net assets consist of – net unrealized appreciation[a]	$128,297

[a]	Represents cumulative appreciation of futures contracts as reported in the schedule of investments. Only current day’s variation margin is reported separately within the statement of assets and liabilities.

Liabilities
Interest rate contracts:
Variation margin/Net assets consist of – net unrealized appreciation[b]	$(33)

[b]	Represents cumulative depreciation of futures contracts as reported in the schedule of investments. Only current day’s variation margin is reported separately within the statement of assets and liabilities.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the Fund during the year ended October 31, 2016 and the related locations in the statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Interest rate contracts:
Futures contracts	$(433,770)	$113,924

The following table shows the average quarter-end balances of open futures contracts for the Fund for the year ended October 31, 2016 :

Average value of contracts purchased	$445,172
Average value of contracts sold	4,946,653

6.	PRINCIPAL RISKS

In the normal course of business, the Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks the Fund is exposed to include market risk and credit risk. The Fund’s prospectus provides details of these and other types of risk.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by virtue of its investment in equity, fixed income and/or financial derivative instruments or indirectly by virtue of its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Mortgage-backed securities and securities with longer durations, tend to be more sensitive to interest rate changes, usually making them more volatile than other types of bonds or securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

High yield securities that are rated below investment-grade (including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch or “Baa3” by Moody’s) or are unrated, may be more volatile than higher-rated securities of similar maturity. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities. In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

7.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2016, attributable to undistributed gains were reclassified to the following accounts:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$44,096		$(44,096)

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 was as follows:

	2016	2015
Ordinary income	$1,954,073	$1,287,832
Return of capital	64,951	—

	$2,019,024	$1,287,832

As of October 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
$(260,711)	$687,820	$427,109

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

As of October 31, 2016, the Fund had non-expiring capital loss carryforwards in the amount of $260,711 available to offset future realized capital gain.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	35

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares U.S. ETF Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Edge U.S. Fixed Income Balanced Risk ETF (the “Fund”) at October 31, 2016, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2016

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

For the fiscal year ended October 31, 2016, the Fund hereby designates $1,506,314 as the maximum amount allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

The Fund hereby designates $112 as the amount of distributions from direct federal obligation interest for the fiscal year ended October 31, 2016. The law varies in each state as to whether and what percentage of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

TAX INFORMATION	37

Board Review and Approval of Investment Advisory

Contract

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that during the prior year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its peer group and benchmark index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group and benchmark index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	39

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	41

Supplemental Information (Unaudited)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$2.620347	$—	$0.255305	$2.875652	91%	— %	9%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund. The information shown for the Fund is for five calendar years (or from the inception date of the Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for the Fund are disclosed in the table for the Fund.

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® EDGE U.S. FIXED INCOME BALANCED RISK ETF

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

Period Covered: February 24, 2015 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	6	1.48%
Greater than 1.0% and Less than 1.5%	2	0.49
Greater than 0.5% and Less than 1.0%	23	5.67
Between 0.5% and –0.5%	373	91.87
Less than –0.5%	2	0.49

	406	100.00%

SUPPLEMENTAL INFORMATION	43

Trustee and Officer Information

iSHARES® U.S. ETF TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees a total of 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. Mr. Lawton also serves as an Advisory Board Member for iShares, Inc. and iShares Trust with respect to 333 funds (as of October 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee, Advisory Board Member and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2011).

President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).

Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).

Mark Wiedman[b] (45)	Trustee (since 2013)	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2011); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).

Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005);

Independent Board Chair of iShares Inc. and iShares Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009);

Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (73)	Trustee (since 2011); Audit Committee Chair (since 2011).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2011); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).

John E. Martinez (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).

TRUSTEE AND OFFICER INFORMATION	45

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years

Madhav V. Rajan (52)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2011).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (54)	Executive Vice President (since 2011).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

TRUSTEE AND OFFICER INFORMATION	47

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Advisory Board Member

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Advisory Board Member During the Past 5 Years
Drew E. Lawton (57)	Advisory Board Member (since 2016).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Advisory Board Member of iShares, Inc. (since 2016); Advisory Board Member of iShares Trust (since 2016); Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds (124 portfolios) (March 2016-October 2016).

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	49

Notes:

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a daily basis on the Fund’s website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1013-1016

Item 2. Code of Ethics.

iShares U.S. ETF Trust (the “Registrant”) adopted a new code of ethics on July 1, 2016 that applies to persons appointed by the Registrant’s Board of Trustees as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended October 31, 2016, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2). Robert H. Silver resigned from the Board of Trustees effective March 31, 2016.

Item 4. Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the nine series of the Registrant for which the fiscal year-end is October 31, 2016 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $113,240 for the fiscal year ended October 31, 2015 and $121,700 for the fiscal year ended October 31, 2016.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended October 31, 2015 and October 31, 2016 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $33,093 for the fiscal year ended October 31, 2015 and $34,029 for the fiscal year ended October 31, 2016.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended October 31, 2015 and October 31, 2016 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended October 31, 2016 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years were $3,548,374 for the fiscal year ended October 31, 2015 and $5,698,275 for the fiscal year ended October 31, 2016.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Charles A. Hurty, John E. Kerrigan and Madhav V. Rajan. Robert H. Silver resigned from the Board of Trustees effective March 31, 2016.

Item 6. Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares U.S. ETF Trust

By: /s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date:	December 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date:	December 29, 2016

By: /s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	December 29, 2016